UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5186

American Skandia Trust

(Exact name of registrant as specified in charter)

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey	07102
(Address of principal executive offices)	(Zip code)

Marguerite E. H. Morrison

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

(Name and address of agent for service)

Registrant’s telephone number, including area code: 973-367-7525

Date of fiscal year end: 12/31/03

Date of reporting period: 12/31/03

Item 1—Reports to Stockholders—[ INSERT REPORT ]

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

VARIABLE ACCOUNT B

VARIABLE ACCOUNT F

Financial Statements

For the Year Ended

December 31, 2003

This report has been prepared to provide information to owners of American Skandia Life Assurance Corporation’s Annuities. Investors should consider the contract and the underlying portfolios’ investment objectives, risks, and charges and expenses carefully before investing. The contract’s prospectus and the underlying portfolios prospectus contain information relating to investment objectives, risks, and charges and expenses as well as other important information. Contact your financial professional for the prospectuses together with the applicable prospectuses for the American Skandia Trust, Gartmore Variable Investment Trust, Wells Fargo Equity Value, Wells Fargo Equity Income, INVESCO Variable Investment Funds, Prudential Series Fund SP Jennison International Growth Portfolio and First Trust 10 Uncommon Values. You should read the prospectuses carefully before investing or sending money.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

IFS-2004-A087705

AMERICAN  SKANDIA TRUST

Annual Report

December 31, 2003

American Skandia, Inc. One Corporate Drive P.O. Box 883 Shelton, CT 06484-0883 Telephone: (203) 926-1888

January 30, 2004

Dear Contract Owner,

The past year presented a welcome change for equity investors. Several years of corporate belt-tightening paid off in a swift upswing in profits when economic growth picked up. Stock prices rose in anticipation of further profitability improvements in 2004. The gradual economic acceleration raised no fears of inflation or industrial bottlenecks, so interest rates stayed low. As a result, bondholders also had a good year.

The year 2003 was noteworthy for Prudential Financial. We successfully joined American Skandia and Prudential Annuities to create a strong, innovative organization. More clients are entrusting their retirement savings to us, and our market share continues to grow. As of September 30, we ranked sixth in advisor-sold variable annuity sales.

Despite this good news, the industry faces a number of challenges. Market timing and late trading have been the subject of attention by the regulators and investment management industry. Please be assured that Prudential Financial takes these issues very seriously. We are committed to protecting the interests of our contract holders.

Thank you for your confidence in our products. We look forward to continuing to serve your investment needs.

Sincerely,

David R. Odenath, Jr.

President,

Prudential Annuities

Annuities are sold by prospectus, which contains complete information on risk factors, fees and surrender charges, as well as conditions, limitations and terms for keeping it in force that may apply. Your licensed financial professional can provide you with costs and complete details. Annuities are issued by American Skandia Life Assurance Corporation (“American Skandia”) and distributed by American Skandia Marketing, Incorporated. American Skandia is solely responsible for its respective financial condition and contractual obligations. Guarantees are based on the claims-paying ability of the issuing company. Both companies are located at One Corporate Drive, P.O. Box 883, Shelton, CT 06484. All are Prudential Financial Companies.

Performance Information and Commentary

The following pages present information on the investment performance of each Portfolio, which had been in operation for six months or more at December 31, 2003, including comparisons with relevant market indexes. Commentary by each Portfolio’s sub-advisor regarding its performance and relevant market conditions is also provided.

Explanations of Market Indexes

Balanced Blended Index — The Balanced Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Aggregate Bond Index at 40%. The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Blended Index — The Blended Index is calculated by weighting the Russell 3000 Index at 50%, the Lehman Brothers Aggregate Bond Index at 40% and the MSCI EAFE Index at 10%. The Russell 3000 Index is an unmanaged capitalization-weighted index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

LB Aggregate Index — The Lehman Brothers Aggregate Bond Index is an unmanaged capitalization-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

LB Global Aggregate Index — The Lehman Brothers Global Aggregate Bond Index is an unmanaged measure of the global investment grade bond markets and is composed of the U.S. Aggregate Index, Pan European Aggregate Index, Asian-Pacific Aggregate Index and treasury obligations of Australia, Canada and New Zealand.

ML 1-3 Year Index — The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of treasury issues with maturities ranging from 1-2.99 years.

ML U.S. High Yield Master II Index — The Merrill Lynch U.S. High Yield Master II Index is an unmanaged index of publicly traded non-convertible U.S. bonds rated below investment grade.

MSCI EAFE Index — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets.

MSCI World Index — The Morgan Stanley Capital International World Index is an unmanaged capitalization-weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

NAREIT Index — The NAREIT Equity REIT Index is an unmanaged capitalization-weighted index comprised of all tax-qualifed Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange and Nasdaq National Market System.

Russell 2000 Index — The Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

Performance Information and Commentary (Continued)

Russell 2000 Growth Index is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

SB Extended Market Index — The Salomon Brothers Extended Market Index is an unmanaged capitalization-weighted index of the smallest 20%, based on market capitalization, of all institutionally available non-U.S. stocks.

S&P 500 Index — The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and over-the-counter market.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the mid-size company segment of the U.S. stock market.

All index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

AST Strong International Equity Portfolio

The AST Strong International Equity Portfolio had a total return of 30.60% for the year ended December 31, 2003, compared with a return of 38.59% for the unmanaged MSCI EAFE Index.

All major international equity markets and all global economic sectors enjoyed double-digit gains in U.S. dollars in 2003. Performance was best among emerging markets, where falling interest rates, attractive valuations, and accelerating growth prospects sparked investor sentiment. The Portfolio’s investments in Brazil and Mexico, in particular, were beneficiaries of this trend. Asian markets also posted strong returns, particularly in the second half of the year. The Portfolio’s holdings in the region were focused on beneficiaries of China’s rapid expansion and its positive influence on regional trade and development, as well as corporate restructuring efforts in Japan. The European markets had less dramatic performance in local currencies, reflecting the struggling regional economy. Germany was a notable exception, rebounding more than Europe as a whole, just as it had fallen more in previous years. We increased the Portfolio’s allocation to Germany with an emphasis on companies we believe are poised for a significant earnings recovery in spite of the strong euro.

The strength of key currencies compared to the U.S. dollar was a major factor in the Portfolio’s results. Its balance of currency exposures contributed to the below-benchmark return. Moreover, our international equity investment process emphasizes large-capitalization companies that demonstrate high-quality attributes, including solid balance sheets, consistent growth in earnings, and proven business development strategies. In 2003, however, the greatest returns came to stocks of small-capitalization companies or firms with highly leveraged balance sheets, a history of poor acquisition strategies, and volatile earnings results. Therefore, the Portfolio did not participate fully in the market’s dramatic recovery.

	1 Year	5 Year		10 Year
AVERAGE ANNUAL TOTAL RETURNS	30.60%	–	0.14%	5.72%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

The portfolio invests in foreign securities that are subject to the risk of currency fluctuation and the impact of social, political, and economic changes.

AST William Blair International Growth Portfolio

For the year ended December 31, 2003, the AST William Blair International Growth Portfolio had a total return of 39.95%, compared with a return of 38.59% for the unmanaged MSCI EAFE Index.

After bottoming in March, global markets rallied strongly through year-end as economic activity accelerated and the threats of conflict and SARS receded. Global market returns were broadly driven by economic growth prospects: Asian markets, led by China’s boom, performed best, followed by the United States, while Europe lagged significantly. Substantial appreciation of European currencies, the Japanese yen, and even stronger gains by the Australian and Canadian dollars against the U.S. dollar helped the Portfolio’s return. The Portfolio benefited from an allocation favoring the Pacific Rim markets. Japan, Australia, Hong Kong, and other Asian markets were its best-performing areas. Absolute and relative returns also stood out in Canada and Latin America, albeit with smaller portfolio allocations. In terms of economic sectors, technology and consumer cyclicals (including retailing and consumer electronics) were the best contributors. A wide range of holdings benefited from consumer technology purchases of wireless telecommunications devices, digital cameras, flat-panel displays and televisions, notebook computers, and computer printers.

The Portfolio’s best-performing stocks included Research In Motion, producer of the Blackberry wireless device, which made significant progress in solidifying its leadership with new products and distribution deals. Techtronic Industries continued to gain share in the tool market with its Ryobi and Ridgid brands. Christian Dior benefited from strong design momentum and a solid brand portfolio. Nitto Denko, which manufactures largely technology-related materials and chemicals, was another strong performer.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	39.95%	1.86%	6.09%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The portfolio invests in foreign securities that are subject to the risk of currency fluctuation and the impact of social, political, and economic changes.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST American Century International Growth Portfolio

The AST American Century International Growth Portfolio had a total return of 25.01% for the year ended December 31, 2003, compared to a return of 38.59% for the unmanaged MSCI EAFE Index.

The Portfolio’s financial holdings posted the largest contribution to its return, but also detracted most from its performance relative to the MSCI EAFE Index. Bank holdings, which represented the Portfolio’s heaviest average industry-level weighting, drove its gains. For example, France’s Societe Generale, a top-10 holding at the end of the period, made the largest contribution of the bank positions. However, the Portfolio’s lack of Japanese banks proved especially damaging to its relative performance. Japan has some of the world’s largest banks (in terms of assets), but many of them carry billions of dollars in bad debt. The Portfolio was underweight in many of those companies, and its lighter position detracted from its relative performance when the share prices of Japanese banks advanced during the last six months of the year.

Gains in telecommunications came as improving business conditions lifted the stocks of companies that provide mobile-phone service. France Telecom and Vodafone Group were the Portfolio’s top contributors in the group. The Portfolio’s technology stake also advanced, led by holdings in the electrical equipment and semiconductor industries.

Only the industrials sector detracted from the Portfolio’s absolute returns, with the industrial parts industry declining most.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	25.01%	0.29%	4.79%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The portfolio invests in foreign securities that are subject to the risk of currency fluctuation and the impact of social, political, and economic changes.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST DeAM International Equity Portfolio

For the year ended December 31, 2003, the AST DeAM International Equity Portfolio had a total return of 33.91%, compared with a return of 38.59% for the unmanaged MSCI EAFE Index and a return of –6.89% for the unmanaged Salomon Brothers Extended Market Index.

The reporting period was one of the strongest 12 months ever for international markets, which performed significantly better than U.S. equities, as measured by the Russell 1000 Index (29.89%). Although the increasing likelihood of war in Iraq threatened to derail gains made early in the year, markets began to rally again in anticipation of a shorter war than had been previously expected. Some central banks moved to increase interest rates, which is usually a reaction to an expected economic acceleration. Together with productivity increases, this led investors to assume that the global recession was ending and to bid share prices higher.

The Portfolio had positive returns in all countries except Luxembourg (a single position). It had average returns above 30% in both the United Kingdom and Japan, its two largest country exposures. In Japan, markets responded favorably to a stabilizing economy and recent economic reforms. The Portfolio’s highest-returning industry exposure was its software stocks. However, the financial sector is by far the largest in the international markets and also in the Portfolio. As a result, bank holdings, taken together, made the largest contribution to the Portfolio’s return.

The largest factors in the Portfolio’s underperformance of the MSCI EAFE Index was its stock selection in the capital goods industry group and in Japan. Its strongest relative performance was in automobiles and components and in Switzerland.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	33.91%	–0.08%	3.21%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Part of the historical performance of the Portfolio is due to purchases of securities sold in Initial Public Offerings (“IPOs”). There is no guarantee that the Portfolio’s investments in IPOs, if any, will continue to have a similar impact on the Portfolio’s performance.

The portfolio invests in foreign securities that are subject to the risk of currency fluctuation and the impact of social, political, and economic changes.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST MFS Global Equity Portfolio

For the year ended December 31, 2003, the AST MFS Global Equity Portfolio had a total return of 27.14%, compared with a return of 33.11% for the unmanaged MSCI World Index.

A global equity rally dominated returns in 2003, enhanced for U.S. investors in overseas stock markets by the decline of the dollar relative to other currencies. Despite a high absolute return, the Portfolio trailed its benchmark. Syngenta and Akzo Nobel were significant detractors. Swiss agricultural chemical firm Syngenta’s earnings were hurt by pricing competition, higher pension fund costs, and a rising euro that lowered the euro value of U.S. sales. Akzo Nobel, a Netherlands-based chemical and pharmaceutical firm, experienced problems with its drug business, and we sold the Portfolio’s position. Positions in industrial gas companies, such as British firm BOC Group and American firm Praxair, generally underperformed the overall market.

French information technology consulting firm Cap Gemini Ernst & Young, was one of the Portfolio’s top-performing individual holdings. We sold the stock when it reached our target price. Retailing and utilities and communications were the Portfolio’s strongest-performing sectors over the period. Strong consumer spending helped our holding in U.K. fashion retailer Next. In the United States, our position in Home Depot benefited from a booming housing market. In utilities and communications, Spanish electric utility Iberdrola, Spanish telecommunications firm Telefonica, and Japanese cellular provider KDDI were strong performers. Iberdrola stock rose as demand for electricity increased while the company continued to lower its cost of production. Telefonica stock benefited from an improving Spanish economy. KDDI did well as the company increased its market share and became more profitable. In the financial services area, Australian insurer QBE Insurance Group, contributed strongly to portfolio performance. The firm, which is the largest corporate member of the Lloyd’s of London syndicate, benefited from improving policy prices over the past couple of years.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	27.14%	0.69%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The portfolio invests in foreign securities that are subject to the risk of currency fluctuation and the impact of social, political, and economic changes.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST PBHG Small-Cap Growth Portfolio

For the year ended December 31, 2003, the AST PBHG Small-Cap Growth Portfolio had a total return of 45.24%, compared with a return of 47.25% for the unmanaged Russell 2000 Index. Small-cap growth stocks outperformed their value counterparts, as the unmanaged Russell 2000 Growth Index returned 48.54%.

The Portfolio is managed in two parts to manage risk while increasing exposure where we think the opportunities are greatest. A portion of the Portfolio’s assets are managed in an aggressive growth style, where, in 2003, we maintained considerably greater exposure to technology than the Russell 2000 Growth Index. This paid off in several substantial gains. One of the largest contributors to performance was SanDisk Corporation. There continues to be burgeoning demand and very firm pricing for its flash memory devices for consumer electronics. Other strong technology holdings included Omnivision Technologies and Foundry Networks. The performance of the aggressive portion of the Portfolio was hurt by a few healthcare positions, such as Accredo Health and Surmodics, Inc. In 2003, we sold positions in PEC Solutions, Immucor, and Tradestation due to earnings disappointments.

The balance of the Portfolio is managed in a growth-at-a reasonable-price (GARP) style. Its relative performance was hurt by a lack of exposure to the richly valued biotechnology industry. Several new drug approvals spurred strong stock performances. The GARP holdings were also hurt by energy positions. Nonetheless, we continued to increase our weighting to this sector as we believe valuations remain attractive and industry supply fundamentals strong. Some individual positions detracted from the Portfolio’s return, including Atlantic Coast Airlines, a regional carrier that lost its relationship with United Airlines. The stock has since been sold. Some stock selections in the consumer cyclical sector also performed poorly during the period. On the positive side, holdings in asset management benefited from an improving stock market, while some bank holdings also posted strong results.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	45.24%	2.25%	7.79%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investing in small- and medium-size companies may cause the portfolio to be subject to significant price fluctuation and above average risks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST DeAM Small-Cap Growth Portfolio

For the year ended December 31, 2003, the AST DeAM Small-Cap Growth Portfolio had a total return of 47.58%, in line with the unmanaged Russell 2000 Index, which returned 47.25%.

Small-cap stocks significantly outperformed large-cap stocks in 2003, although both asset classes posted very strong gains. Performance was mixed over the course of the year as the war in Iraq threatened to derail gains in the market. However, strong economic news and indications from the Federal Reserve that interest rates would remain low fueled the markets.

Stock selection within every industry group in the Portfolio contributed to its performance. Stock selection in technology hardware and equipment made the largest contribution to the Portfolio’s performance. Within that group, a position in Western Digital Corp. made the largest individual contribution to absolute performance. The smallest contribution was made in the insurance industry group, where Proassurance was by far the largest single detractor. The portfolio currently does not hold Proassurance. Overall, the largest individual contribution to both absolute and relative performance was a position in Patina Oil & Gas Co., which returned 94.84% during the year. As of the end of December, 1.25% of the Portfolio’s assets were invested in Patina.

Relative to the Russell 2000 Index stock selection, healthcare equipment and services produced the largest contribution to relative performance, while stock selection in real estate detracted the most from relative performance.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	47.58%	–0.87%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investing in small- and medium-size companies may cause the portfolio to be subject to significant price fluctuation and above average risks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Federated Aggressive Growth Portfolio

For the year ended December 31, 2003, the AST Federated Aggressive Growth Portfolio had a total return of 69.16%, outperforming the return of 47.25% for the unmanaged Russell 2000 Index and the 48.54% gain of the unmanaged Russell 2000 Growth Index.

Small-cap growth stocks had strong performance during 2003 due to investors’ anticipation of a recovering economy and the end of a three-year bear market in equities. Strong security selection in the information technology sector was a primary driver of the Portfolio’s performance. In fact, 12 of the 25 largest contributions to its return were from technology holdings. Positions in Nic Inc., Magma Design Automation, Ecollege, Valueclick, Online Resources, Genus, Lexar Media, Utstarcom, and Arm Holdings rose more than 100% in 2003.

Strong security selection in the consumer discretionary sector also contributed to the Portfolio’s outperformance of the Russell 2000 Growth Index. Positions in this sector included 5 of the top 25 contributing stocks. Gains above 50% by Advance Auto Parts, Central European Media, Monro Muffler & Brake, Carmax, and Sky Perfect Communications contributed strongly to returns.

With our bottom-up fundamental security selection process, we continue to find attractive small-cap investment opportunities—companies that are dominant competitors and that have strengthening fundamentals for both near-term and long-term growth in sales and earnings. We believe that such strong growth companies, if purchased at reasonable prices, will provide investors with superior returns over the long term.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	69.16%	–4.38%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investing in small- and medium-size companies may cause the portfolio to be subject to significant price fluctuation and above average risks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Goldman Sachs Small-Cap Value Portfolio

For the year ended December 31, 2003, the AST Goldman Sachs Small-Cap Value Portfolio had a total return of 41.08%, trailing the return of 47.25% for the unmanaged Russell 2000 Index. During the year small-cap value stocks underperformed small-cap growth.

The first quarter of 2003 was volatile, as investors dealt with conflicting economic reports and the start of the war in Iraq. Most major corporations remained fiscally restrained in anticipation of the continued low demand environment. In the second, third and fourth quarters, the U.S. equity market rallied sharply due to easing geopolitical concerns, a marked shift in investor sentiment, and an improved economic backdrop. While the gains were broad based, the largest returns were found in both highly speculative and smaller-cap areas. Investors seemed optimistic that an improving economy would further stimulate demand for U.S. products and services. During the year, the Portfolio’s holdings in industrials and basic materials generated the best results from a sector standpoint. Examples of strong performers in the industrial area included Wabash (1.8% of the Portfolio), GrafTech (1.0%), and Hughes Supply (1.2%). Within Basic Materials, the Portfolio benefited substantially from its investments in Commercial Metals (1.2%) and Caraustar Industries (1.4%). Commercial Metals is well positioned due to its diversified profit mix (the company has exposure to both steel and scrap steel) and its ability to create greater cash flow stability in very cyclical industries. The largest detractors from performance included Tropical Sportswear (0.1%), Too Inc. (0.3%), also retailers, which suffered due to the necessity for heavy markdowns in order to clear spring merchandise.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	41.08%	15.77%	12.97%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investing in small- and medium-size companies may cause the portfolio to be subject to significant price fluctuation and above average risks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Gabelli Small-Cap Value Portfolio

For the year ended December 31, 2003, the AST Gabelli Small-Cap Value Portfolio had a total return of 35.78%, compared with a return of 47.25% for the unmanaged Russell 2000 Index and 46.03% for the unmanaged Russell 2000 Value Index.

The end of large-scale fighting in Iraq, the fiscal stimulus package, low interest rates, and low inflation combined to bring about economic recovery. Earnings began to exceed expectations and investors drove stock prices up through the end of the year. Small-capitalization stocks had outperformed large caps throughout the recent three-year bear market, and continued to do so during 2003. More than 10% of our holdings enjoyed share-price increases in excess of 100%. Six of these were small wireless telecommunication service providers, which rose an average of 376%. We expect consolidation in this industry to lift the prices of some acquisition targets.

Another theme that has born fruit is the aging population in the United States. As baby boomers live longer and grow older, we expect more money to be spent on dental supplies and services, and on orthopedics, including joint replacements. Our nine holdings in these areas rose an average of 98%. Our significant weightings in both the industrial, and broadcast and cable sectors, served us well. Expectations of a pick up in merger and acquisition activity drove prices up, particularly among the smaller firms. In the absence of inflation, larger firms can find it difficult to raise prices and try to “buy sales and earnings” instead.

Our traditional underweighting in technology and financials tempered our results somewhat, but was partially offset by our overallocation to the consumer discretionary and industrial sectors.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	35.78%	10.04%	9.27%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investing in small- and medium-size companies may cause the portfolio to be subject to significant price fluctuation and above average risks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST DeAM Small-Cap Value Portfolio

For the year ended December 31, 2003, the AST DeAM Small-Cap Value Portfolio had a total return of 43.46%, compared with a return of 47.25% for the unmanaged Russell 2000 Index.

Small-cap stocks significantly outperformed large-cap stocks in 2003, although both asset classes posted very strong gains. Although value stocks trailed growth stocks slightly among small caps, returns of both were quite high. Performance was mixed over the course of the year as the war in Iraq threatened to derail gains in the market. However, strong economic news and indications from the Federal Reserve that interest rates would remain low fueled the markets.

The Portfolio’s bank holdings produced the largest contribution to its return, adding more than six percentage points. Bank stocks have a large weight in the Portfolio (and the Russell 2000 Index), and our holdings returned 46.55% for the period. Selection among technology hardware and equipment stocks also led to significant positive performance. The Portfolio’s holdings of these stocks returned 89.62% for the year and contributed almost five percentage points of return. Automobiles and components was the only industry group in which the Portfolio’s holdings detracted from its absolute return.

In terms of performance relative to the broad Russell 2000 Index, stock selection in the bank industry added most. Flagstar Bankcorp returned over 100% for the year, and the Portfolio, on average, held an overweight in the stock. As of the end of the year, it still held a small position. The Portfolio’s holdings in pharmaceuticals and biotechnology detracted most from its relative performance. For example, it did not hold ImClone, which rebounded sharply after a steep fall in 2002.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	43.46%	6.56%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investing in small-size companies may cause the portfolio to be subject to significant price fluctuation and above average risks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Goldman Sachs Mid-Cap Growth Portfolio

For the year ended December 31, 2003, the AST Goldman Sachs Mid-Cap Growth Portfolio had a total return of 31.60%, underperforming the unmanaged S&P MidCap 400 Index, which returned 35.62%.

The first quarter of 2003 was volatile, as investors dealt with conflicting economic reports and the start of the war in Iraq. Most major corporations remained fiscally restrained in anticipation of the continued low demand environment. In the second, third, and fourth quarters, the U.S. equity market rallied sharply due to easing geopolitical concerns, a marked shift in investor sentiment, and an improved economic backdrop.

While the gains were broad based, the largest returns were found in both highly speculative and smaller-cap areas. Investors seem optimistic that an improving economy will further stimulate demand for U.S. products and services. During the year, strong stock selection in the media and consumer discretionary sectors added to returns while weak stock selection and underweights in technology and healthcare detracted from performance. Media companies have suffered during the period from geopolitical and economic turmoil, but have recently shown signs of recovery. Echostar Communications (1.7% of the Portfolio), Cablevision Systems Corp. (1.4%), and Univision Communications (1.8%) were among the top contributors since inception. Performance in healthcare and technology suffered because we did not own many of the more aggressive, speculative stocks that have suffered the most over the last few years, but led the most recent rally. Intuit (0.9%) was one of the biggest detractors in the period due to a disappointing tax season and missed earnings targets.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	31.60%	–23.23%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investing in medium-size companies may cause the portfolio to be subject to significant price fluctuation and above average risks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Neuberger Berman Mid-Cap Growth Portfolio

The AST Neuberger Berman Mid-Cap Growth Portfolio had a total return of 30.56% for the year ended December 31, 2003, underperforming the 36.14% gain of the unmanaged S&P Midcap 400 Index and the 42.71% rise of the unmanaged Russell Mid-Cap Index.

The Portfolio’s industrial, telecommunications, and energy holdings made the largest contributions to its return in 2003. Although one of the weaker performing sectors in terms of absolute return, the Portfolio’s energy positions improved its performance as compared with the Russell Midcap Growth Index because we focused on companies such as Murphy Oil and XTO Energy that either had the ability to increase their reserves or that were involved in oil and gas production. An underweight in the consumer staples sector, which was among the market’s weaker sectors, also contributed to relative performance.

The Portfolio’s overweight in information technology, one of the strongest performing sectors, added to its relative performance, and three of the five largest contributions to its return were from stocks in the technology sector. However, overall stock selection within the sector hurt the Portfolio’s relative performance. The Portfolio held stocks of technology firms that we believed would have performed well if technology spending hadn’t improved significantly. When the market moved sharply upward in April and May, the defensive nature of these technology holdings led them to fall behind. This was the largest factor in the Portfolio’s underperformance. In May, we began repositioning the Portfolio in response.

	1 Year	5 Year		Since Inception
AVERAGE ANNUAL TOTAL RETURNS	30.56%	–	1.49%	7.13%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investing in small- and medium-size companies may cause the portfolio to be subject to significant price fluctuation and above average risks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Neuberger Berman Mid-Cap Value Portfolio

The AST Neuberger Berman Mid-Cap Value Portfolio had a total return of 36.32% for the year ended December 31, 2003, compared to a return of 35.62% for the unmanaged S&P MidCap 400 Index. Mid-cap value stocks outperformed their growth counterparts, with the unmanaged Russell Midcap Value Index returning 38.07%.

The Portfolio’s holdings in the consumer discretionary and financial sectors made the largest absolute contributions to its return, but sizable contributions also came from its holdings in the healthcare, energy, industrial, and information technology sectors.

In comparison to the Russell Midcap Value Index, its performance was helped by strong stock selection in the consumer discretionary and energy sectors, but its holdings in the healthcare and financial sectors, as well as a substantial underweighting in technology, led to its underperformance of the Index. We drastically reduced the Portfolio’s technology weighting in May, when we sold several holdings as they approached our valuation targets. Since then, we have simply been unable to find many quality companies at valuations not already reflecting highly optimistic assumptions about earnings growth.

In the financials sector, some of the Portfolio’s regional bank positions produced solid returns, but not as high as those of more credit- and capital-markets sensitive companies. However, we have confidence in regional banks and continue to own, in our opinion, some of the best-managed. We think they have more predictable earnings streams, more transparent balance sheets, and lower P/E ratios than capital-market and credit-sensitive financial stocks. Our insurance holdings also detracted from relative performance, despite excellent business fundamentals. They have displayed strong earnings and premium growth, favorable pricing, and high profitability. Our healthcare holdings also did well but lagged the healthcare sector of the Russell Midcap Value Index.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	36.32%	9.76%	9.92%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investing In small- and medium-size companies may cause the portfolio to be subject to significant price fluctuation and above average risks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Alger All-Cap Growth Portfolio

For the year ended December 31, 2003, the AST Alger All-Cap Growth Portfolio had a total return of 35.52%, significantly outperforming the 28.67% gain of the unmanaged S&P 500 Index.

The Portfolio outperformed its S&P 500 benchmark in 2003 because of our solid security selection in the healthcare and financials sectors and an overweighting in the strong information technology (IT) sector. At the stock level, eBay Inc., Yahoo! Inc., and Broadcom Corp. contributed most positively to Portfolio performance throughout 2003. We have long been proponents of ebay because of its huge market opportunity and truly unique and highly scaleable business model. In regards to Yahoo!, we felt that its new “Pay-for-Performance” pricing plan for advertising would prove to be very attractive and drive significant increases in its revenues. Broadcom has been benefiting from increased broadband access spending in Asia and North America. As for stocks that had a negative impact on the Portfolio, positions in Biogen Inc., Advanced Fibre Communications Inc., and Brocade Communications Systems Inc. detracted most from Portfolio value during the year.

Currently, the Portfolio is well positioned, with IT and healthcare representing the top two sectors. Our bullish outlook in the technology sector is rooted in the belief that tech corporate profits are recovering and IT spending is beginning to pick up. In addition, the technology sector has cut costs and increased its leverage substantially over the past few years. Within healthcare, we are especially excited about prospects within pharmaceuticals and biotechnology. We are expecting 30 new drug approvals in 2004 from an extremely accommodative U.S. Food and Drug Administration.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	35.52%	–16.08%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investing in small- and medium-size companies may cause the portfolio to be subject to significant price fluctuation and above average risks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Gabelli All-Cap Value Portfolio

For the year ended December 31, 2003, the AST Gabelli All-Cap Value Portfolio had a total return of 35.85%, compared with a return of 28.67% for the unmanaged S&P 500 Index.

Many positions contributed to the Portfolio’s strong return in 2003. Cablevision (+40%) focused on reducing the debt on its balance sheet and is nearly at the point where it could realistically contemplate paying a dividend. Its management is committed to focus on the company’s core cable business. At Time Warner (+37%), new chairman Richard Parsons eliminated more than $6 billion of debt and refocused the company.

Mergers and acquisition activity has picked up again, and the Portfolio’s return benefited from some of these deals, including the purchase of SPS Technologies (+122%) by Precision Cast Parts. It also gained from the hostile bid for Dana Corporation (+56%) by ArvinMeritor. While ArvinMeritor ultimately dropped its bid, Dana took steps to recognize its underlying value by selling its aftermarket operation. Dana has transformed itself into an attractive purchase for investors who want a company solely exposed to the market for original equipment manufacturing (OEM) parts.

In 2003, Chemed (+30%) changed its name to Roto Rooter and bought the portion of Vitas Healthcare that it didn’t own. Roto Rooter plans to divest Vitas in a public offering as soon as possible. Young Broadcasting (+52%), which owns 11 television stations, is expected to benefit when the limit on the number of television stations under one owner is loosened, allowing Young to sell its San Francisco station.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	35.85%	1.94%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investing in small- and medium-size companies may cause the portfolio to be subject to significant price fluctuation and above average risks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST T. Rowe Price Natural Resources Portfolio

The AST T. Rowe Price Natural Resources Portfolio had a total return of 33.52% for the year ended December 31, 2003, significantly outperforming the broad-based unmanaged S&P 500 Index, which returned 28.67%.

U.S. stocks rose in 2003, and several major indexes finished the year at their highest levels in nearly two years. The global recovery, and especially the strong growth in China, increased demand throughout the year, driving commodity prices higher. The Portfolio’s overweights in the precious, non-ferrous, and diversified metals sectors were the top contributors to its relative performance. An underweight in the weaker oil and gas drilling sector also contributed to relative results.

The best-performing industries in the Portfolio in terms of absolute return were commodity-linked investments, especially precious metals holdings. Metals stocks were top contributors as higher commodity prices and a weaker dollar allowed companies with U.S. operations to improve their positions. Our top contributor, Phelps Dodge, rose more than 140% for the year on rising copper prices. Inco and Norilsk Nickel rose sharply as nickel prices surged. Fertilizer maker Agrium was another top contributor, benefiting from increased demand for ammonia in China. We eliminated some poor performers from the Portfolio, including Great Lakes Chemicals and El Paso.

In our view, the combination of the Federal Reserve’s accommodative interest-rate policy and government tax cuts should allow for continued economic expansion, although at the price of rising inflation. We expect resource demand to be boosted by the growth of emerging economies and the recovery of the developed world.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	33.52%	15.58%	12.30%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The portfolio may invest in foreign securities that are subject to the risk of currency fluctuation and the impact of social, political, and economic changes. The portfolio focuses its investments in one sector, thereby increasing its vulnerability to any single economic, political or regulatory development.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Alliance Growth Portfolio

For the year ended December 31, 2003, the AST Alliance Growth Portfolio had a total return of 23.70%, underperforming the return of 28.67% for the unmanaged S&P 500 Index and 29.75% for the unmanaged Russell 1000 Growth Index.

The Portfolio’s performance relative to the Russell 1000 Growth Index was positively affected by favorable stock selection and an underweight position in the healthcare sector. Amgen, Boston Scientific, Pfizer*, UnitedHealth Group, and Wyeth* all were notable outperformers in this sector. The Portfolio’s consumer staples holdings were among the market’s poorest-performing sectors and its underweight in the sector served relative performance well. Unfavorable stock selection detracted from performance in both the producer durables and utilities sectors.

In the technology sector, lower-quality stocks with uncertain earnings surged during 2003. The Portfolio’s positions, which focused on high-quality growth stocks, lagged the technology stocks in the Russell 1000 Growth Index. An underweight in technology also detracted from relative performance. Peoplesoft* and EMC positions were among those most responsible for underperformance in this sector. Strong performance, particularly from Citigroup, MBNA, and Progressive, drove strong stock selection in the financials sector, which more than offset the negative impact from overweighting this relatively weak sector. An overweight in the consumer discretionary sector and unfavorable stock selection, particularly a position Kohl’s, detracted from relative performance.

	1 Year	5 Year		Since Inception
AVERAGE ANNUAL TOTAL RETURNS	23.70%	–	3.40%	4.01%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

* Position no longer held at period end.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST MFS Growth Portfolio

For the year ended December 31, 2003, the AST MFS Growth Portfolio had a total return of 22.90%, underperforming the return for the unmanaged S&P 500 Index of 28.67% and the unmanaged Russell 1000 Growth Index, which rose 29.75%.

Although the Portfolio had a good absolute return in a strong year for growth stocks, it trailed the S&P 500 Index and also the Russell 1000 Growth Index primarily because of its positioning in the technology, industrial goods and services, and business services areas. An underweighting and selection in technology stocks in general, and in semiconductor firms in particular, hurt results relative to its style target. In industrial goods and services, positions in Northrop Grumman and Automatic Data Processing disappointed. We sold both during the period. Retailer Kohl’s was also a significant performance detractor after reporting disappointing sales and earnings. We felt this setback was temporary.

The healthcare sector was among the Portfolio’s strongest. We avoided or underweighted a number of large-cap pharmaceutical stocks because we felt their medium-term growth prospects would be limited by patent expirations on key products as well as a dearth of new drugs in the development pipeline. Instead, we trained our sights on biotechnology concerns such as Genentech and Amgen that we believed would offer stronger sustainable growth. Positioning in consumer staples concerns also contributed to performance. Our holding in Avon products benefited from strong cosmetics sales in Latin America and Europe. Colgate-Palmolive stock also contributed to relative results.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	22.90%	–7.21%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The portfolio invests in foreign securities that are subject to the risk of currency fluctuation and the impact of social, political, and economic changes.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Marsico Capital Growth Portfolio

The AST Marsico Capital Growth Portfolio had a total return of 31.74% for the year ended December 31, 2003, outperforming the return of 28.67% for the unmanaged S&P 500 Index.

Large capitalization companies, as measured by the performance of the S&P 500 Index, rose by about 12% in the fourth quarter, and by nearly 29% for the full year. Every economic sector in the S&P 500 Index had a positive return last year.

There were a variety of contributing factors to the Portfolio’s relative outperformance as compared with the S&P 500 Index. In particular, the Portfolio benefited from investments in the healthcare and consumer discretionary sectors. Pharmaceuticals and biotechnology (e.g., Genentech +139% and Unitedhealth +39%) and consumer durables (e.g., Lennar Corp., +105%) positions were the most significant industry-level holdings that affected performance positively.

The Portfolio’s primary “blemish” in terms of absolute performance last year was maintaining a generally underweight position in the information technology sector (particularly the semiconductor and tech hardware industries). Specific investments in the industrials sector also detracted from performance (e.g., General Dynamics –34% prior to being sold and Lockheed Martin –19%).

As of December 31, 2003, the Portfolio’s economic sector allocations emphasized healthcare, information technology, industrials, and financials.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	31.74%	2.65%	8.32%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Goldman Sachs Concentrated Growth Portfolio

For the year ended December 31, 2003, the AST Goldman Sachs Concentrated Growth Portfolio had a total return of 25.25%, compared with a return of 28.67% for the unmanaged S&P 500 Index.

The first quarter of 2003 was volatile, as investors dealt with conflicting economic reports and the start of the war in Iraq. Most major corporations remained fiscally restrained in anticipation of the continued low demand environment. In the second, third, and fourth quarters, the U.S. equity market rallied sharply due to easing geopolitical concerns, a marked shift in investor sentiment, and an improved economic backdrop. While the gains were broad based, the largest returns were found in both highly speculative and smaller-cap areas. Investors seem optimistic that an improving economy will further stimulate demand for U.S. products and services. During the year, the Portfolio benefited from strength in the consumer discretionary sector. Notable performers included Cendant Corp. (4.9% of the Portfolio) and Starwood Hotels and Resorts Worldwide, Inc. (0.6%). Cendant’s stock price steadily climbed during 2003, as investors grew more comfortable with the prospects for the travel and leisure industry. The Portfolio was also helped by an underweight in the healthcare sector. Concerns about Medicare Drug Benefit legislation, patent expiration, and drug re-importation weighed on the group. Freddie Mac (3.7%) and Fannie Mae (3.8%), two holdings in finance, were notably weak. In the case of Freddie Mac, it was a difficult period, as investors were concerned that the investigation into its earnings restatement would ultimately impair its franchise value. Abrupt management changes at the senior level also disconcerted investors. However, many of these issues were subsequently resolved and Freddie Mac stock rallied at the end of the year.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	25.25%	–8.47%	8.93%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

The portfolio is non-diversified and involves greater risks because a loss resulting from a particular security will have a greater impact on the portfolio’s overall performance.

AST DeAM Large Cap Growth Portfolio

For the year ended December 31, 2003, the AST DeAM Large Cap Growth Portfolio had a total return of 32.24%, compared with a return of 28.67% for the unmanaged S&P 500 Index and 29.75% for the Russell 1000 Growth Index.

The large-cap growth universe, as measured by the Russell 1000 Growth Index, returned slightly more than the S&P 500 Index over the Portfolio’s reporting period. Small-cap stocks significantly outperformed large-cap stocks, although both asset classes posted very strong gains. Performance was mixed over the course of the year as the war in Iraq threatened to derail gains in the market. However, strong economic news and indications from the Federal Reserve that interest rates would remain low fueled the markets.

By far the largest contribution to absolute performance came from the technology hardware and equipment industry group. The Portfolio’s holdings in this group returned 73.95% for the year. Its retailing positions also had a strong year. The Portfolio’s materials holdings were the weakest group. Although they fell in value, the Portfolio’s relatively small weighting in the group caused the overall detraction from performance to be minor.

Large contributions to the Portfolio’s outperformance of the Russell 1000 Growth Index came from its holdings of retailing, commercial services and supplies, and healthcare and equipment stocks. Materials, again, was the largest detractor from relative performance, underperforming the Russell 1000 Growth Index slightly.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	32.24%	1.40%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST DeAM Large-Cap Value Portfolio

The AST DeAM Large-Cap Value Portfolio had a total return of 26.59% for the year ended December 31, 2003, compared with a return of 28.67% for the unmanaged S&P 500 Index.

DeAm seeks to maintain a portfolio of equity securities that approximates the market risk of the stocks in the Russell 1000 Value Index, but outperforms that index through active stock selection. The large-cap value universe as measured by the Russell 1000 Value Index returned 30.01% beating the S&P 500 Index. Large value stocks outperformed large growth stocks and stocks of the smaller companies that are included in the Russell Index, but not the S&P 500 Index which significantly outperformed stocks of larger companies. However, performance was mixed over the course of the year as the war in Iraq threatened to derail gains in the market. Eventually, strong economic news and indications from the Federal Reserve that interest rates would remain low fueled the markets.

Relative to the Russell 1000 Value Index, stock selection was poor in many industry groups. Materials holdings were the largest detractors. The Portfolio’s software and services stocks performed particularly poor, but the impact was minor because less than a percentage point of the Portfolio’s assets were in this group, on average. The Portfolio’s automobiles and components holdings made the largest gains during the year, returning 107.55% and beating the comparable stocks in the Russell Index. They were the largest contributor to performance relative to that value-stock target. However, stock selection in the diversified financials group contributed most to the Portfolio’s absolute performance because not only did we have strong stock selection in that group, it also was relatively large.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	26.59%	–0.07%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Alliance/Bernstein Growth & Value Portfolio

For the year ended December 31, 2003, the AST Alliance/Bernstein Growth & Value Portfolio had a total return of 26.10%, compared with a return for the unmanaged S&P 500 Index of 28.67%.

Relative to the S&P 500 Index, the Portfolio was overweighted in the financial services sector and underweighted in consumer staples, telecommunications, and capital equipment during the year. The overweight in financial services, in addition to the underweights in consumer staples and telecommunications, benefited performance. The underweight in capital equipment hurt performance. While positive stock selection in the energy, technology, capital equipment, and consumer staples sectors enhanced the Portfolio’s return, stock selection in the financial services, industrial commodities, and telecommunications sectors dampened performance. The largest contributors to positive relative performance during the year were our investments in Nortel Networks, Corning, Intel, Georgia Pacific, and ConocoPhillips. Large detractors from performance included Kohl’s, Viacom, Nokia, Dell, and Qwest Communications.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	26.10%	–3.11%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Sanford Bernstein Core Value Portfolio

For the year ended December 31, 2003, the AST Sanford Bernstein Core Value Portfolio had a total return of 28.31%, in line with the 28.67% gain of the unmanaged S&P 500 Index and slightly below the 30.03% rise of the Russell 1000 Value Index.

Cyclical stocks led the substantial market gains, with technology stocks particularly strong on signs of a revival in capital spending. Nortel Networks, Corning, Sanmina*, and Avaya* rose an astounding 163%, 215%, 181%, and 428%, respectively. As the strong economy prompted more people toward home ownership, the Portfolio’s holdings in home builders outperformed; Centex, Pulte, and KB Home* rose 118%, 96%, and 70%, respectively.

Stock selection in the consumer growth sector had the largest negative impact on the Portfolio’s performance relative to the Russell 1000 Value Index. Several of its pharmaceutical positions, including Schering Plough*, Merck, Wyeth, and Pfizer, underperformed due to investor concerns about weak product pipelines, patent expirations, and pricing pressures. On top of these industry pressures, Wyeth was dragged down by news that it had added reserves to its “fen-phen” (diet drug) settlement trust. Though our positions in these stocks hurt performance, we continue to view them as attractive value opportunities and are confident in their long-term outlook due to continuing growth in prescriptions, both as the population ages and as new pharmaceuticals are under development.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	28.31%	4.64%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

* Position no longer held at period end.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Cohen & Steers Realty Portfolio

For the year ended December 31, 2003, the AST Cohen & Steers Realty Portfolio had a total return of 37.43%, compared to the unmanaged NAREIT Equity REIT Index’s total return of 37.13% and the broad-based, unmanaged S&P 500 Index’s total return of 28.67%.

Exceeding even the most optimistic expectations, 2003 was the best year for REITs since 1991. REITs gained wider acceptance as their low correlation with other asset classes offered a welcomed diversification opportunity to investors. In addition, the economy vindicated investor expectations for improving fundamentals. While almost all REIT’s share prices rose in 2003, the healthcare sector gained most, followed by the regional mall sector. As was the case in the past several years, underperformers for the year were apartment and office building owners.

The Portfolio benefited from its overweight in malls and our shift from underweight to overweight in hotels. Stock selection in general was strong, particularly in the office, industrial, and healthcare sectors. The largest contributions to the Portfolio’s performance relative to its benchmark came from overweights in Vornado Realty and Rouse and positions in Brookfield Properties and Starwood Hotel & Resorts. Detractors from relative performance included underweights in shopping centers and healthcare facilities and overweights in office and industrial buildings. Individual detractors included overweights in Crescent Real Estate, AvalonBay Communities, and Sun Communities.

In light of the return of business and consumer confidence, surging profitability, ongoing fiscal stimulus and still-accommodative monetary policy, we believe the U.S. economy will remain robust and experience strong job growth. In our view, while REITs are no longer as undervalued as they were, the conditions to sustain strength and growth in this asset class are in place.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	37.43%	13.37%	7.85%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The portfolio focuses its investments in one sector, thereby increasing its vulnerability to any single economic, political or regulatory development.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Sanford Bernstein Managed Index 500 Portfolio

For the year ended December 31, 2003, the AST Sanford Bernstein Managed Index 500 Portfolio had a total return of 27.32%, compared with the unmanaged S&P 500 Index, which returned 28.67%.

Stock selection in the consumer cyclical sector was the largest detractor from the Portfolio’s returns as compared with the S&P 500 Index. Retailers Wal-Mart, Kohl’s, and Home Depot underperformed the sector average, while Yahoo!, a Portfolio underweight, rose 175% over the year. The largest positive contribution to the Portfolio’s performance was our stock selection in the capital equipment sector. The majority of the Portfolio’s holdings posted double-digits gains. Positions in Paccar, BF Goodrich, and Cummins Engine were up 90%, 69%, and 80% respectively. We also selected well in the finance sector, with positions in FleetBoston, Capital One, and Humana up 88%, 107%, and 128% respectively. The five largest individual contributions to performance came from Altria, Corning, Sanmina, Merck, and Cisco Systems. The five largest detractors were Wal-Mart, Kohl’s, Federal Home Loan, JP Morgan Chase, and Medimmune.

Overall, the Fund’s sector weightings were generally close to those of the S&P 500 Index during the year. The most positive impact came from our underweight in the telecommunications sector. Most of the underperformance by sector was due, in fact, to a small allocation to cash that hurt in a rising equity market.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	27.32%	0.10%	4.28%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST American Century Income & Growth Portfolio

For the year ended December 31, 2003, the AST American Century Income & Growth Portfolio had a total return of 28.78%, in line with the 28.67% gain of the unmanaged S&P 500 Index.

The S&P 500 staged an impressive rally in 2003 after stumbling in the first quarter. Low interest rates and inflation, solid corporate profits, and the onset of business spending and hiring were nearly ideal conditions for equity investors. Financials, technology, and consumer cyclicals accounted for the majority of the S&P 500 Index’s positive return, but every economic sector in the index posted gains for the year.

The Portfolio’s risk evaluation and sector weightings are positioned relative to the S&P 500. As a result, the same sectors that drove the index higher—financials, technology, consumer cyclicals, and energy—also accounted for more than two-thirds of the Portfolio’s absolute return. As with the S&P 500 Index, the Portfolio’s absolute performance was positive in all economic sectors.

Stock selection improved performance relative to the S&P 500 benchmark the most in the consumer cyclical and energy sectors. However, the Portfolio’s consumer services and technology stocks gained less than the benchmark’s components in those sectors. In addition, the Portfolio was slightly overweighted in telecommunication services, a sector that lagged, detracting from performance.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	28.78%	0.74%	5.19%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Alliance Growth and Income Portfolio

For the year ended December 31, 2003, the AST Alliance Growth and Income Portfolio had a total return of 32.43% compared with a return of 28.67% for the unmanaged S&P 500 Index.

The performance of the AST Alliance Growth and Income Portfolio in 2003 was better than the S&P 500 Index. In addition, it beat the somewhat larger gain (30.03%) of the Russell 1000 Value Index, which represents the Portfolio’s target large-cap value stock universe. Relative to the Russell 1000 Value Index, the Portfolio was overweighted primarily in the healthcare and technology sectors and underweighted in the utilities sector during the year. The technology overweight and the utilities underweight were beneficial to performance. However, good stock selection within the healthcare sector couldn’t offset the impact of the Portfolio’s overweight in the sector. The largest contributors to positive relative performance during the year were our investments in Juniper Networks, Veritas Software, Marvell Technology, J. P. Morgan, and Altera Corp. Large detractors from performance included HCA Healthcare, Colgate Palmolive, Pfizer, Union Pacific, and Kerr McGee Corp.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	32.43%	4.37%	10.43%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST MFS Growth with Income Portfolio

For the year ended December 31, 2003, the AST MFS Growth with Income Portfolio had a total return of 21.71%, compared with a 28.67% return for the unmanaged S&P 500 Index.

The primary detractor to the portfolio’s relative performance was poor stock selection in technology, financial, and leisure sectors. We avoided eBay and Yahoo!, missing the gains of the Internet industry, and underweighted Intel. We also underweighted banks and credit companies, which outperformed the S&P 500 Index. Absolute performance was hurt most by a position in Fannie Mae. Investors were concerned about potential regulatory and political changes. The Portfolio’s insurance stocks, including The Hartford Group, Travelers Insurance, XL Capital, MetLife, and UnumProvident,* declined after they had to increase their reserves. Media firm Viacom and several print and publishing holdings, including the New York Times, Tribune, and Reed Elsevier, suffered when local ad revenues did not pick up as much as expected.

Relative performance benefited from the Portfolio’s underweight in the food and beverage industry and position in Altria (formerly Phillip Morris), which continued to rebound from earlier concerns about litigation and competitive pressures. Healthcare holdings Genentech* and Guidant were strong contributors to returns. Genentech’s stock price rose on unexpectedly positive testing data for a colorectal cancer drug and approval of several new drugs. Guidant exceeded investors’ income expectations. Technology holdings Analog Devices, Cisco, and VERITAS had solid results. Analog Devices reported better-than-expected earnings and rallied with the rest of the semiconductor industry. Prospects of a pick up in telecommunication services business and Cisco Systems’ continued gains in the business enterprise market pushed its stock price higher. Signs of improving balance sheet strength led to strong performance for data storage software company VERITAS.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	21.71%	–3.79%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The portfolio invests in foreign securities that are subject to the risk of currency fluctuation and the impact of social, political, and economic changes.

* Position no longer held at period end.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST INVESCO Capital Income Portfolio

For the year ended December 31, 2003, the AST INVESCO Capital Income Portfolio had a total return of 19.94%, compared with a return of 28.67% for the unmanaged S&P 500 Index.

In the first half of 2003, as the country focused on conflict in Iraq, the domestic equity markets managed slight gains, and the U.S. economy grew at a sluggish pace. By the second half of the year, however, major combat operations ended, economic growth gathered momentum, and the equity markets experienced a broad-based rally. GDP growth in the first quarter was a paltry 1.4%, but growth accelerated significantly to 8.2% by the third quarter. Fourth quarter growth is estimated between 4%-5% and GDP growth for the year should come in near 4.5%. During the first half of 2003, investors focused on lower-quality technology companies. However, during much of the third quarter and into the fourth quarter, they began to refocus on quality and earnings.

The Portfolio underperformed the S&P 500 Index primarily because of its fixed income holdings. Stocks outperformed bonds by a large margin in 2003. In addition, the Portfolio’s underweight in consumer discretionary stocks as compared with the S&P 500 was the largest drag on the relative performance of its equity holdings. Many stocks in the sector rallied on investor expectations that it would benefit from the economic recovery. A number of the Portfolio’s holdings in the healthcare sector also detracted from performance. However, the Portfolio’s strong stock selection in the consumer discretionary sector provided a lift to its return. In addition, its technology and financial services stocks turned in strong performances during the fourth quarter. Positions in the economically sensitive industrials and materials sectors benefited as investors continued to gain confidence in the economic recovery. The Portfolio also benefited from a significant position in the strong-performing information technology sector, which continued to recover from its multiyear bear market and gain traction from the economic recovery.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	19.94%	1.15%	8.20%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST DeAM Global Asset Allocation Portfolio

For the year ended December 31, 2003, the AST DeAM Global Allocation Portfolio had a total return of 19.53%. That compared to a return of 20.50% for the unmanaged blended benchmark index (50% Russell 3000 Index/40% LB Aggregate Index/10% MSCI EAFE Index).

During a tumultuous year in which geopolitical crisis and the hopes of economic recovery were realized, the financial markets made a strong comeback after three difficult years. Despite good absolute returns for asset allocation funds, they trailed the equity markets. The bulk of the Portfolio’s absolute performance resulted from the strength of the second and fourth quarters in the equity markets when investors’ response to the perceived reduction of risk was at its peak. However, the Portfolio’s relative performance was strongest in the first and third quarters. Although our fixed income strategy performed well during the year, our international equity strategy trailed its benchmark.

Throughout the year, the Portfolio’s asset allocation was more heavily weighted in equities than its neutral position, with a decided international bias toward the end of the year. This equity overweight and underweight in bonds hurt during the first half of the year, but helped later. As a result, the overall impact of our asset allocation was neglible. The very strong move toward lower-quality issues in the equity rally hurt both our equity and fixed income strategies, which emphasize securities that are inexpensively priced for their balance sheet strength and estimated earnings potential.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	19.53%	0.62%	6.51%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST American Century Strategic Balanced Portfolio

For the year ended December 31, 2003, the AST American Century Strategic Balanced Portfolio had a total return of 18.87%, compared with a return of 18.76% for the unmanaged Balanced Blended benchmark index (60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index).

Returns for balanced portfolios in 2003 were typically the highest since 1999. For the first calendar year since then, the S&P 500 (+28.68%) outperformed the Lehman Brothers U.S. Aggregate Index (+4.10%). In fact, it was first positive calendar year for the S&P 500 in the four-year period. In that climate, the Portfolio’s stock and bond portfolios returned approximately 31% and 4% respectively.

U.S. stocks generally outperformed investment grade U.S. bonds because of a surge in economic activity. Economic growth (GDP) accelerated, starting at a 3.1% annualized rate in the second quarter of 2003, then spiking to 8.2% in the third quarter. The spike was due in part to monetary stimulus provided by the Federal Reserve in the form of low short-term interest rates and fiscal stimulus provided by government spending and tax cuts.

The Portfolio’s equity sleeve outperformance was due primarily to effective stock selection in consumer cyclicals. The Portfolio’s bond portfolio slightly underperformed its bond benchmark. The bonds were affected most by a relatively short duration compared with their benchmark; shorter-duration diversified portfolios generally underperformed in 2003.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	18.87%	2.47%	6.50%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST T. Rowe Price Asset Allocation Portfolio

The AST T. Rowe Price Asset Allocation Portfolio had a total return of 24.02% for the year ended December 31, 2003, compared to a return of 18.76%, for the unmanaged Balanced Blended Index (60% S&P 500 Index, 40% Lehman Brothers Government/Credit Index).

U.S. stocks rose in 2003. Small-cap stocks strongly outpaced large-cap shares. U.S. bonds produced positive returns, but they were subdued relative to bond returns in recent years. High yield bonds surged, enjoying their best year in a decade as the economy and stock market improved and as fixed income investors seeking higher yields embraced riskier assets. Non-U.S. stocks strongly outpaced their domestic counterparts, thanks in part to the U.S. dollar’s protracted weakness versus major foreign currencies.

Over the past 12 months, the Portfolio has benefited from a general overweighting in equities and from an overweighting in international equities, in particular. We also overweighted high yield bonds, which outperformed other fixed income sectors as investors searched for higher yields.

While we can’t be sure that the equity markets will outperform over the near term, we believe that given the prospects for a recovering economy the longer-term outlook for the asset class is favorable. In line with this outlook, we are continuing to overweight equities and the more economically sensitive sectors of the fixed income market, such as high yield bonds.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	24.02%	3.15%	8.56%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The portfolio invests in lower-rated securities commonly known as “junk” bonds which are subject to greater credit and market risks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST T. Rowe Price Global Bond Portfolio

For the year ended December 31, 2003, the AST T. Rowe Price Global Bond Portfolio had a total return of 12.86%, outperforming the 12.51% gain of the unmanaged Lehman Brothers Global Aggregate Index.

Stronger economic data, low interest rates, and an expanding U.S. fiscal deficit led the U.S. Treasury market to underperform other developed markets in 2003. Much of the sell-off in government bonds occurred in the second half of the year as geopolitical uncertainty and fears of deflation subsided. Importantly, the period was marked by the decline in the U.S. dollar, which fell 20% against the euro in 2003 and weakened more than 10% against the Japanese yen.

European government bonds with shorter-dated maturities outperformed globally aided by Europe’s weaker economic fundamentals compared with the United States and the strength of the euro. Japanese government bonds recouped intra-period losses, owing to the Bank of Japan’s commitment to maintaining a zero interest policy, the strength of the Japanese yen, and positive supply-demand factors.

The Portfolio’s strong absolute returns and relative performance against the Index were helped by a weak U.S. dollar and a powerful rally in high yield corporate bonds and emerging-market bonds in 2003. Currency exposure was a key contributor to the Portfolio’s relative returns, particularly its overweight position in the Canadian dollar versus the U.S. dollar. On a country and duration basis, the main contributor to the Portfolio’s relative performance was its underweight position in Japanese government bonds, which sold off dramatically during the summer. Over the period, we also shortened the Portfolio’s duration in the European government bond market from an overweight exposure.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	12.86%	3.99%	4.54%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The portfolio may invest in foreign securities that are subject to the risk of currency fluctuation and the impact of social, political, and economic changes. The portfolio may invest in lower-rated securities commonly known as “junk” bonds which are subject to greater credit and market risks. The portfolio may invest in asset backed securities which are subject to prepayment and extension risks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Federated High Yield Portfolio

For the year ended December 31, 2003, the AST Federated High Yield Portfolio had a total return of 21.59%, compared with a 28.15% gain for the unmanaged Merrill Lynch US High Yield Master II Index.

In the U.S. fixed income market, high yield corporate bonds significantly outperformed high-quality bonds in 2003. High yield bonds began the year from an extremely oversold position. At that time, investors were still in a defensive posture due to economic and geopolitical uncertainty. Despite the conflict in the Middle East, most indicators continued to show robust economic growth over the course of the year. In addition, increased corporate earnings led to improved credit quality for the underlying market over the past several quarters. The distressed end of the high yield market was the area with the strongest performance in 2003.

The Portfolio underperformed the Index in 2003 largely because it was positioned less aggressively than the Index in the lower credit quality sector. The Portfolio was also hurt by intra-period cash flows into and out of the Portfolio. From an industry sector perspective, the Portfolio’s relative overweight positions in the consumer noncyclical and gaming sectors and its underweight positions in the more speculative sectors hurt relative performance. Among the specific holdings that underperformed during the period were General Chemical Industries (chemicals), New World Pasta (food and beverage), and Levi Strauss & Co. (textiles). Conversely, among the Portfolio’s holdings that significantly outperformed the market were Charter Communications (media/cable), Alamosa PCS Holdings (wireless), and Nextel Communications (wireless).

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	21.59%	2.33%	5.59%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The portfolio invests in lower-rated securities commonly known as “junk” bonds which are subject to greater credit and market risks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Lord Abbett Bond-Debenture Portfolio

The AST Lord Abbett Bond-Debenture Portfolio had a total return of 18.74% for the year ended 2003, compared to a return of 28.15% for the unmanaged Merrill Lynch US High Yield Master II Index.

Throughout the year, the pattern that was evident in all sectors of the high yield corporate bond market was that lower-rated credits outperformed higher-rated credits. In the convertible securities market, the speculative grade issues outperformed investment grade issues as well. Even in the high grade portion of the market, the highest yielding investment grade companies led that sector’s advance. The Portfolio underperformed in 2003 because of its limited exposure to the highest yielding securities. We believe these securities generally offered a poor risk/return profile over the long term.

During the year, the Portfolio benefited partly because investors were willing to take on more risk as credit quality improved. On the other hand, investors’ search for yield drove spreads tighter during 2003, making it more challenging for the Portfolio to find value opportunities. We believe the strong macroeconomic environment with broad improvements in credit fundamentals allowed for strength in the Portfolio’s high yield and convertible securities holdings throughout the year.

Note: The views of Lord, Abbett & Co. LLC and the Portfolio’s holdings described in this report are as of December 31, 2003; these views and the holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio’s Prospectus.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	18.74%	7.16%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The portfolio may invest in lower-rated securities commonly known as “junk” bonds which are subject to greater credit and market risks. The portfolio may invest in mortgage backed securities which are subject to prepayment and extension risks. The portfolio may invest 20% of its assets in equity securities.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST DeAM Bond Portfolio

From the year ended December 31, 2003, the AST DeAM Bond Portfolio had a total return of 3.81%, compared with a return for the unmanaged Lehman Brothers Aggregate Index of 4.10%.

The Portfolio had a substantially overweight exposure to the asset backed securities sector compared to the Index. Asset backed securities outperformed as yield spreads in all major asset backed sub-sectors tightened relative to interest rate swaps, the benchmark for asset backed securities. In turn, interest rate swap spreads tightened versus U.S. Treasury securities. The Portfolio remained significantly overweighted in asset backed securities at year-end.

As for mortgage-related securities, we maintained the Portfolio’s overweight exposure to commercial mortgage backed securities, primarily the highest quality, multi-family bonds backed by agencies. Our conservative approach to managing the Portfolio’s securities backed by residential mortgages was particularly effective during the summer when the sector experienced heightened volatility. In addition, we increased the Portfolio’s exposure to mortgage pass through securities when they were relatively inexpensive, which helped the Portfolio’s performance later in the year.

Turning to the corporate bond market, the utility, telecommunications, and auto sectors that performed poorly in 2002 led the relative performance race in 2003. Our decision to selectively increase the Portfolio’s holdings of bonds in the BBB ratings category, particularly among issuers in the sectors cited above, contributed significantly to the Portfolio’s performance in 2003.

	1 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	3.81%	6.92%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The portfolio may invest in asset backed securities which are subject to prepayment and extension risks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Pimco Total Return Bond Portfolio

For the year ended December 31, 2003, the AST PIMCO Total Return Bond Portfolio had a total return of 5.32%, as compared to the unmanaged Lehman Brothers Aggregate Bond Index, which returned 4.10%.

Bonds gained ground in 2003 despite volatile interest rates. The Portfolio outperformed its benchmark, driven by favorable security selection. Allocations to U.S. Treasury inflation-protected securities (TIPS) and municipal bonds helped returns as these less volatile assets outperformed amid rising rates. Emerging-market bonds strongly boosted returns as credit fundamentals within the asset class continued to improve. Conversely, an underweight in corporate bonds was negative as profits and margins improved. A mortgage underweight in the fourth quarter detracted from returns as lower volatility caused this area of the market to perform well.

We believe the global economic recovery will be sustained in 2004 as China joins the United States as an engine for growth. Given our outlook, we’ll take a defensive posture with the Portfolio. In particular, we anticipate underweighting fully priced mortgages and corporate bonds in favor of more compelling sectors and strategies. We will target a below-index duration to protect relative returns against the risk of upward pressure on interest rates. We plan to emphasize TIPS, which hedge against inflation risk and are less volatile than bonds when rates rise. We will continue to hold high yielding emerging-market bonds, which we feel will continue to enhance results due to their improving fundamentals.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	5.32%	6.68%	7.14%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The portfolio invests in lower-rated securities commonly known as “junk” bonds which are subject to greater credit and market risks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Pimco Limited Maturity Bond Portfolio

For the year ended December 31, 2003, the AST PIMCO Limited Maturity Bond Portfolio had a total return of 3.28%, as compared to the unmanaged Merrill Lynch 1-3 Year Treasury Index return of 1.90%.

Bonds gained ground in 2003 despite volatile interest rates, led by higher yielding corporate bonds and emerging market securities. The Portfolio’s outperformance was driven by active management across a wide spectrum of securities, including select mortgages and corporates, Eurozone issues, and emerging markets—all of which added value amid volatile markets in 2003. A corporate allocation was positive as profits and margins improved in the sector. Emerging-market bonds boosted returns as credit fundamentals continued to improve. A mortgage emphasis was positive as mortgage bonds outperformed Treasury bonds on a duration-adjusted basis. A broader than index yield curve structure was negative as intermediate yields increased modestly.

We believe the global economic recovery will be sustained in 2004 as China joins the United States as an engine for growth. Given our outlook, we’ll take a defensive posture with the Portfolio. In particular, we anticipate underweighting fully priced mortgages and corporate bonds in favor of more compelling sectors and strategies. We will target a below-index duration to protect relative returns against the risk of upward pressure on interest rates. We will continue to hold high yielding emerging-market bonds, which we feel will continue to enhance results due to their improving fundamentals.

	1 Year	5 Year	Since Inception
AVERAGE ANNUAL TOTAL RETURNS	3.28%	5.83%	5.88%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Money Market Portfolio

For the year ended December 31, 2003, the AST Money Market Portfolio returned 0.63%, compared with a return of 0.64% for the Lipper VP Money Market Funds Average.

The year was challenging as the United States became involved in a war in Iraq, deflation threatened the U.S. economy, and the job market remained weak even as economic growth accelerated in the second half of 2003. Nevertheless, the one-year London Interbank Offered Rate (LIBOR) ended the year right where it began at 1.45%.

The Portfolio was helped by our decision to rein in its average maturity until the third and fourth quarters of 2003, when the slope of the short yield curve steepened. The yield curve became steeper as yields on securities maturing in a year rose more than yields on securities maturing in one month. Despite the fragile credit environment, the Portfolio also benefited from our ability to avoid exposure to money market securities with problems stemming from their credit quality or structure.

In the first half of the year, as some of the Portfolio’s higher yielding investments matured, their proceeds were reinvested in money market securities with lower yields. In the second half of the year, the Portfolio’s ability to take advantage of the modest increase in money market yields was hampered by a decline in its assets. We believe the Portfolio’s assets fell as investors took advantage of the rally in the stock market. Shrinking assets could continue to detrimentally affect performance as we maintain increased liquidity to cover outflows and have less to reinvest should interest rates continue to rise.

	1 Year	5 Year	10 Year
AVERAGE ANNUAL TOTAL RETURNS	0.63%	3.25%	4.08%
Money Market 7-day current net yield	0.56%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The yield quotation more closely reflects the current earnings of the AST Money Market Portfolio than the total return.

An investment in the American Skandia Trust Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

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AST Strong International Equity Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 99.6%
COMMON STOCK
Australia — 1.7%
BHP Billiton Ltd.	540,700	$4,966,082
Bluescope Steel Ltd.	213,820	902,174

		5,868,256

Belgium — 1.0%
Fortis	165,500	3,327,535

Bermuda — 0.6%
Jardine Matheson Holdings Ltd.	236,100	2,124,900

Brazil — 1.5%
Companhia Vale do Rio Doce [ADR]	88,000	5,148,000

Canada — 2.9%
Bank of Nova Scotia	60,000	3,055,136
EnCana Corp.	167,760	6,620,825

		9,675,961

Finland — 0.9%
UPM-Kymmene Oyj	164,000	3,127,750

France — 12.3%
Accor SA	96,200	4,356,181
Altran Technologies SA*	370,166	4,776,486
Aventis SA	68,100	4,501,060
BNP Paribas SA	60,600	3,815,782
Essilor International SA	92,500	4,783,678
Groupe Danone SA	46,000	7,508,073
L’Oreal SA	94,300	7,731,457
Total SA	22,100	4,108,905

		41,581,622

Germany — 7.7%
DaimlerChrysler AG	87,700	4,092,962
Deutsche Bank AG	52,000	4,309,284
E.ON AG	70,500	4,600,996
Puma AG Rudolf Dassler Sport	26,100	4,608,981
Schering AG	67,000	3,393,100
Siemens AG	65,500	5,246,279

		26,251,602

Hong Kong — 4.1%
HSBC Holdings PLC	251,000	3,960,469
Hutchison Whampoa Ltd.	649,700	4,790,989
Swire Pacific Ltd. (Class “A” Stock)	810,000	4,997,553

		13,749,011

Ireland — 2.5%
Bank of Ireland	414,800	5,661,120
Ryanair Holdings PLC [ADR]*	57,500	2,911,800

		8,572,920

	Shares	Value

Italy — 4.7%
Eni SPA	424,950	$8,018,733
Telecom Italia SPA*	1,422,861	4,217,613
UniCredito Italiano SPA	715,000	3,859,990

		16,096,336

Japan — 17.7%
Canon, Inc.	151,000	7,030,792
Disco Corp.	63,000	3,568,256
East Japan Railway Co.	720	3,392,741
Hankyu Department Stores, Inc.	312,000	2,090,286
Hitachi Ltd.	904,000	5,449,137
House Foods Corp.	253,400	2,868,099
Komatsu Ltd.	1,158,000	7,347,579
Lawson, Inc.	96,000	3,278,529
Mitsubishi Heavy Industries Ltd.	1,160,000	3,225,530
Nintendo Co. Ltd.	37,000	3,452,459
Nippon Telegraph and Telephone Corp.	1,000	4,824,111
The Daimaru, Inc.	379,000	2,104,180
Tokyo Gas Co. Ltd.	1,410,000	5,025,847
Toyota Motor Corp.	180,500	6,096,949

		59,754,495

Korea — 1.2%
Samsung Electronics Co. Ltd. [GDR]*	21,000	3,974,401

Mexico — 1.7%
America Movil (Class “L” Stock) [ADR]	83,826	2,291,803
Wal-Mart de Mexico SA de CV (Class “C” Stock)	1,316,000	3,519,170

		5,810,973

Netherlands — 5.1%
ING Groep NV	254,000	5,923,890
Koninklijke (Royal) Philips Electronics NV NY Reg.	131,200	3,816,608
Royal Dutch Petroleum Co. NY Reg.	67,300	3,525,847
STMicroelectronics NV	151,600	4,111,251

		17,377,596

Singapore — 3.3%
DBS Group Holdings Ltd.	622,200	5,385,585
Flextronics International Ltd.*	285,000	4,229,400
Singapore Technologies Engineering Ltd.	1,350,000	1,621,622

		11,236,607

South Africa — 1.4%
Gold Fields Ltd. [ADR]	350,500	4,885,970

AST Strong International Equity Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Spain — 2.6%
Banco Santander Central Hispano SA	386,400	$4,576,559
Telefonica SA	299,838	4,402,263

		8,978,822

Sweden — 3.6%
Autoliv, Inc.	217,900	8,267,438
Sandvik AB	111,000	3,825,831

		12,093,269

Switzerland — 5.2%
Nestle SA	20,400	5,096,907
Novartis AG [ADR]	112,000	5,139,681
UBS AG	54,600	3,739,333
Zurich Financial Services AG	24,500	3,526,177

		17,502,098

United Kingdom — 17.9%
Anglo American PLC	417,000	9,010,205
Boots Group PLC	216,900	2,683,051
BP PLC	626,000	5,076,493
Diageo PLC	371,800	4,892,018
Exel PLC	201,100	2,658,605
GlaxoSmithKline PLC [ADR]	74,000	3,449,880
HSBC Holdings PLC	112,000	1,760,369
Lloyds TSB Group PLC	416,000	3,336,281
Reed Elsevier PLC	391,000	3,270,524
Royal Bank of Scotland Group PLC	190,000	5,598,539
Tesco PLC	1,754,000	8,093,187
United Utilities PLC	291,000	2,581,237
Vodafone Group PLC	3,267,000	8,100,098

		60,510,487

Total Long-Term Investments
(Cost $261,859,080)		337,648,611

Total Investments — 99.6%
(Cost $261,859,080; Note 5)		337,648,611
Other Assets in Excess of Liabilities — 0.4%		1,390,216

Net Assets — 100.0%		$339,038,827

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2003 was as follows:

Industry
Financial - Bank & Trust	14.3%
Oil & Gas	9.5
Telecommunications	7.0
Food	6.9
Metals & Mining	5.9
Electronic Components & Equipment	5.2
Pharmaceuticals	4.9
Machinery & Equipment	4.4
Retail & Merchandising	4.0
Semiconductors	3.7
Conglomerates	3.5
Automobile Manufacturers	3.0
Insurance	2.8
Automobile Parts	2.4
Consumer Products & Services	2.3
Office Equipment	2.1
Utilities	2.1
Business Services	1.9
Transportation	1.8
Construction	1.5
Beverages	1.4
Clothing & Apparel	1.4
Medical Supplies & Equipment	1.4
Hotels & Motels	1.3
Financial Services	1.1
Entertainment & Leisure	1.0
Printing & Publishing	1.0
Airlines	0.9
Paper & Forest Products	0.9

99.6
Other assets in excess of liabilities	0.4

100.0%

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

symbol	description
*	Non-income producing security.

See Notes to Financial Statements.

AST William Blair International Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 77.9%
COMMON STOCK
Australia — 1.8%
Macquarie Bank Ltd.	183,000	$4,903,054
Toll Holdings Ltd.	755,800	4,698,018
Virgin Blue Holdings Ltd.*	1,057,600	1,896,497

		11,497,569

Austria — 1.3%
Erste Bank der Oesterreichischen Sparkassen AG	65,900	8,143,571

Brazil — 0.8%
Companhia de Bebidas das Americas	18,900,000	4,841,282

Canada — 5.3%
Manulife Financial Corp.	375,100	12,263,861
Petro-Canada	204,400	10,108,883
Precision Drilling Corp.*	59,200	2,599,807
Research in Motion Ltd.*	86,100	5,777,978
Shoppers Drug Mart Corp.*	147,100	3,311,386

		34,061,915

Exchange-Traded Fund — 5.2%
iShares MSCI EAFE Index Fund	242,700	33,130,977

France — 2.9%
Dassault Systemes SA	108,800	4,962,422
Dior (Christian) SA	175,600	10,638,329
Klepierre	51,800	3,116,625

		18,717,376

Germany — 4.5%
Bayerische Motoren Werke AG	219,100	10,156,313
Puma AG Rudolf Dassler Sport	27,900	4,926,842
SAP AG	82,800	13,906,180

		28,989,335

Greece — 1.0%
Coca-Cola Hellenic Bottling Co. SA	304,000	6,334,612

Hong Kong — 3.2%
Esprit Holdings Ltd.	927,000	3,086,577
Huaneng Power International, Inc.	2,498,000	4,327,644
Li & Fung Ltd.	3,616,000	6,194,652
Techtronic Industries Co. Ltd.	2,506,080	6,956,312

		20,565,185

India — 1.3%
HDFC Bank Ltd.	332,500	2,672,025
Infosys Technologies Ltd.	47,609	5,805,637

		8,477,662

Indonesia — 0.3%
PT Unilever Indonesia Tbk	4,759,500	2,048,464

	Shares	Value

Ireland — 1.8%
Anglo Irish Bank Corp. PLC	329,112	$5,193,228
Ryanair Holdings PLC [ADR]*	131,800	6,674,352

		11,867,580

Israel — 0.8%
Teva Pharmaceutical Industries Ltd. [ADR]	87,900	4,984,809

Italy — 1.6%
Banco Popolare di Verona e Novara Scrl	388,200	6,571,195
Merloni Elettrodomestici SPA	199,800	3,767,672

		10,338,867

Japan — 18.5%
Askul Corp.	104,800	5,143,678
Canon, Inc.	216,800	10,094,541
Fanuc Ltd.	128,600	7,703,760
Hino Motors Ltd.	894,000	6,373,201
Hoya Corp.	82,800	7,602,426
Keyence Corp.	52,700	11,108,455
NEC Electronics Corp.	32,929	2,408,914
Nissan Motor Co. Ltd.	718,700	8,208,349
Nitto Denko Corp.	136,000	7,233,368
Nomura Holdings, Inc.	779,000	13,265,607
Oracle Corp.	68,000	3,521,508
Pioneer Corp.	177,800	4,910,777
Sharp Corp.	431,800	6,813,229
SMC Corp.	86,700	10,791,994
Sumitomo Trust & Banking Co. Ltd.	2,175,000	12,785,762

		117,965,569

Korea — 2.1%
Kookmin Bank*	109,600	4,107,125
Samsung Electronics Co. Ltd.	25,390	9,610,483

		13,717,608

Mexico — 1.7%
America Movil SA de CV	2,816,300	3,874,613
Grupo Financiero BBVA Bancomer SA de CV*	3,144,900	2,686,693
Wal-Mart de Mexico SA de CV (Class “C” Stock)	1,584,500	4,237,178

		10,798,484

Singapore — 0.6%
Venture Corp. Ltd.	334,900	3,943,944

Spain — 1.6%
Banco Popular Espanol SA	114,900	6,855,159
Grupo Ferrovial SA	103,000	3,609,157

		10,464,316

Sweden — 0.4%
Atlas Copco AB (Class “A” Stock)	67,400	2,412,061

AST William Blair International Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Switzerland — 4.4%
Adecco SA	169,900	$10,921,407
Logitech International SA*	69,000	2,984,839
UBS AG	211,370	14,475,876

		28,382,122

Taiwan — 2.3%
Hon Hai Precision Industry Co. Ltd.	1,684,000	6,621,914
MediaTek, Inc.	391,000	3,673,903
Quanta Computer, Inc.	1,837,300	4,518,838

		14,814,655

Thailand — 0.4%
Bangkok Bank Public Co. Ltd.*	553,000	1,521,282
	299,500	869,266

		2,390,548

United Kingdom — 14.1%
3i Group PLC	542,800	6,000,233
Acambis PLC*	407,000	2,224,034
BG Group PLC	2,607,600	13,385,533
BHP Billiton PLC	593,400	5,183,924
British Sky Broadcasting Group PLC*	982,300	12,362,058
Capita Group PLC	835,800	3,635,800
HBOS PLC	868,905	11,253,876
Man Group PLC	245,200	6,413,011
Reckitt Benckiser PLC	331,600	7,503,310
Standard Chartered PLC	680,500	11,237,916
Tesco PLC	2,505,200	11,559,322

		90,759,017

Total Investments — 77.9%
(Cost $379,987,706; Note 5)		499,647,528
Other Assets in Excess of Liabilities — 22.1%		141,901,458

Net Assets — 100.0%		$641,548,986

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2003 was as follows:

Industry
Financial - Bank & Trust	11.2%
Business Services	7.1
Electronic Components & Equipment	6.7
Financial Services	6.5
Exchange-Traded Fund	5.2
Oil & Gas	4.1
Automobile Manufacturers	3.9
Computer Services & Software	3.6
Computer Hardware	3.1
Consumer Products & Services	3.1
Machinery & Equipment	3.1
Retail & Merchandising	2.0
Broadcasting	1.9
Insurance	1.9
Food	1.8
Beverages	1.7
Semiconductors	1.7
Office Equipment	1.6
Airlines	1.3
Medical Supplies & Equipment	1.2
Pharmaceuticals	1.1
Clothing & Apparel	0.8
Metals & Mining	0.8
Transportation	0.7
Utilities	0.7
Telecommunications	0.6
Real Estate	0.5

77.9
Other assets in excess of liabilities	22.1

100.0%

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

symbol	description
*	Non-income producing security.

See Notes to Financial Statements.

AST American Century International Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 99.7%
COMMON STOCK — 99.0%
Australia — 2.0%
BHP Billiton Ltd.	409,484	$3,760,923
Commonwealth Bank of Australia*	163,890	3,636,567

		7,397,490

Austria — 1.0%
Erste Bank der Oesterreichischen Sparkassen AG	31,190	3,854,294

Brazil — 0.1%
Tele Norte Leste Participacoes SA [ADR]	30,423	469,427

Denmark — 0.4%
A P Moller - Maersk A/S (Class “B” Stock)	214	1,544,328

Finland — 0.8%
Nokia Corp. [ADR]	175,470	2,982,990

France — 14.6%
Accor SA	100,444	4,548,360
Axa SA	206,860	4,427,869
Credit Agricole SA	311,180	7,430,168
France Telecom SA*	179,282	5,124,281
Groupe Danone SA	25,250	4,121,279
LVMH Moet Hennessy Louis Vuitton SA	62,238	4,529,683
Publicis Groupe	49,467	1,603,559
Renault SA	38,150	2,632,196
Societe Generale (Class “A” Stock)	85,020	7,506,811
Total SA	41,750	7,762,299
Vinci SA	15,910	1,317,472
Vivendi Universal SA*	78,320	1,903,666
Wanadoo*	274,675	2,252,002

		55,159,645

Germany — 9.9%
BASF AG	23,330	1,311,871
Commerzbank AG*	105,200	2,063,396
Deutsche Boerse AG	46,770	2,557,366
Deutsche Telekom AG*	271,955	4,977,380
E.ON AG	38,761	2,529,634
Linde AG	34,210	1,842,542
Metro AG	87,373	3,851,774
Puma AG Rudolf Dassler Sport	12,310	2,173,814
SAP AG	31,200	5,240,010
Siemens AG	94,490	7,568,258
T-Online International AG*	270,121	3,509,392

		37,625,437

Greece — 0.7%
Alpha Bank AE	42,240	1,277,643
Public Power Corp.	48,230	1,192,366

		2,470,009

	Shares	Value

Hong Kong — 3.5%
Cheung Kong Holdings Ltd.	228,000	$1,813,463
China Life Insurance Co. Ltd. (Class “H” Stock)*	2,104,000	1,720,903
CNOOC Ltd.	667,000	1,305,889
Huaneng Power International, Inc.	1,476,000	2,557,087
PetroChina Co. Ltd. (Class “H” Stock)	2,535,000	1,453,031
Sinopec Shanghai Petrochemical Co. Ltd. (Class “H” Stock)	6,582,000	2,924,918
Sun Hung Kai Properties Ltd.	182,000	1,506,196

		13,281,487

Hungary — 0.5%
Gedeon Richter Rt.	6,380	755,295
OTP Bank Rt.*	81,580	1,052,117

		1,807,412

India — 0.3%
Reliance Industries Ltd.*	75,700	950,709

Ireland — 2.6%
Anglo Irish Bank Corp. PLC	182,980	2,887,336
CRH PLC	162,564	3,336,171
Depfa Bank PLC	14,820	1,871,193
Ryanair Holdings PLC [ADR]*	36,080	1,827,091

		9,921,791

Israel — 1.1%
Teva Pharmaceutical Industries Ltd. [ADR]	75,947	4,306,954

Italy — 1.5%
Banca Intesa SPA	751,810	2,939,721
Banco Popolare di Verona e Novara Scrl	162,200	2,745,616

		5,685,337

Japan — 18.6%
Bank of Yokohama Ltd. (The)	343,000	1,593,860
Canon, Inc.	34,000	1,583,092
Chugai Pharmaceutical Co. Ltd.	146,998	2,113,688
Denso Corp.	136,900	2,695,335
Dentsu, Inc.	234	1,179,061
Fanuc Ltd.	79,800	4,780,405
Fast Retailing Co. Ltd.	24,500	1,488,243
Hoya Corp.	41,600	3,819,576
JSR Corp	68,000	1,519,642
KDDI Corp.	540	3,093,776
Keyence Corp.	12,000	2,529,439
Marui Co. Ltd.	255,900	3,223,523
Matsushita Electric Industrial Co. Ltd.	66,000	912,681
Mitsubishi Corp.	643,000	6,815,789
NEC Corp.	529,000	3,894,569
Nissan Motor Co. Ltd.	536,000	6,121,713
Nitto Denko Corp.	32,100	1,707,287
NOK Corp.	37,000	1,346,459

AST American Century International Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Orix Corp.	34,300	$2,835,663
Seiko Epson Corp.	16,900	788,467
Sharp Corp.	234,000	3,692,209
Sumitomo Mitsui Financial Group, Inc.	870	4,635,346
Tokyo Electron Ltd.	24,900	1,891,257
Tokyu Corp.	425,000	2,181,114
Toray Industries, Inc.	200,000	836,055
Toyota Motor Corp.	22,000	743,118
Yahoo! Japan Corp.*	162	2,176,729

		70,198,096

Korea — 1.3%
Samsung Electronics Co. Ltd.	13,330	5,045,598

Mexico — 0.6%
America Movil (Class “L” Stock) [ADR]	86,800	2,373,112

Netherlands — 2.6%
Aegon NV	90,940	1,345,517
ING Groep NV	198,960	4,640,225
Koninklijke (Royal) Philips Electronics NV NY Reg.	131,009	3,811,052

		9,796,794

Norway — 0.5%
Telenor ASA	289,630	1,893,775

Russia — 0.5%
Mobile Telesystems [ADR]	23,848	1,974,614

South Africa — 0.3%
MTN Group Ltd.*	293,980	1,252,993

Spain — 1.4%
Actividades de Construccion y Servicios SA	21,807	1,064,494
Telefonica SA	283,380	4,160,625

		5,225,119

Sweden — 3.1%
Atlas Copco AB (Class “A” Stock)	69,560	2,489,361
Ericsson, (L.M.) Telefonaktiebolaget (Class “B” Stock)*	1,085,710	1,946,501
Foreningsparbanken AB	69,697	1,370,634
Tele2 AB (Class “B” Stock)*	46,249	2,468,225
Volvo AB (Class “B” Stock)	114,460	3,499,673

		11,774,394

Switzerland — 9.9%
ABB Ltd.*	495,278	2,510,930
Adecco SA	78,205	5,027,126
Clariant AG*	96,556	1,424,821
Compagnie Financiere Richemont AG (Class “A” Stock)	74,370	1,785,962
Credit Suisse Group	229,400	8,393,248
Julius Baer Holdings Ltd. (Class “B” Stock)	5,190	1,749,933

	Shares	Value
Roche Holding AG	65,501	$6,607,034
Swiss Life Holding*	26,043	4,780,078
UBS AG	56,120	3,843,432
Zurich Financial Services AG	9,370	1,348,583

		37,471,147

Taiwan — 0.8%
Acer, Inc.	496,000	737,791
China Steel Corp.*	71,351	1,185,333
Taiwan Semiconductor Manufacturing Co. Ltd.*	606,800	1,134,957

		3,058,081

United Kingdom — 20.4%
Abbey National PLC	335,487	3,189,051
Alliance & Leicester PLC	162,789	2,587,792
AstraZeneca PLC	51,030	2,448,227
BP PLC	1,064,590	8,633,203
British Sky Broadcasting Group PLC*	304,250	3,828,928
Cadbury Schweppes PLC	235,100	1,726,603
Exel PLC	192,600	2,546,233
GlaxoSmithKline PLC	297,300	6,812,338
Hays PLC	1,153,720	2,478,409
HBOS PLC	123,890	1,604,597
HSBC Holdings PLC	353,800	5,560,881
Man Group PLC	119,545	3,126,604
Marks & Spencer Group PLC	182,500	944,174
mmO2 PLC*	1,632,376	2,250,102
Next PLC	121,410	2,440,762
Reckitt Benckiser PLC	250,725	5,673,303
Rio Tinto PLC	91,010	2,513,890
Smith & Nephew PLC	176,100	1,479,295
Tesco PLC	628,120	2,898,228
United Business Media PLC	229,110	2,009,701
Vodafone Group PLC	3,136,283	7,776,002
WPP Group PLC	438,309	4,303,763

		76,832,086

Total Common Stock
(Cost $310,886,261)		374,353,119

PREFERRED STOCK — 0.7%
Germany
Porsche AG (Cost $2,127,773)	4,470	2,652,907

Total Long-Term Investments
(Cost $313,014,034)		377,006,026

SHORT-TERM INVESTMENTS — 0.6%
United States
Registered Investment Company
J.P. Morgan Prime II Money Market Fund	44,156	44,156

AST American Century International Growth Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value
U.S. Government Agency Obligation — 0.6%
Federal Home Loan Bank 0.70%, 01/02/04(n)	$2,300	$2,299,955

Total Short-Term Investments
(Cost $2,344,111)		2,344,111

Total Investments — 100.3%
(Cost $315,358,145; Note 5)		379,350,137
Liabilities in Excess of Other Assets — (0.3%)		(1,022,699)

Net Assets — 100.0%		$378,327,438

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2003 was as follows:

Industry
Financial - Bank & Trust	18.0%
Telecommunications	11.3
Electronic Components & Equipment	6.5
Pharmaceuticals	6.1
Oil & Gas	5.3
Business Services	5.2
Insurance	4.8
Automobile Manufacturers	4.1
Financial Services	3.3
Food	3.3
Semiconductors	2.8

Foreign currency exchange contracts outstanding at December 31, 2003:

Industry
Retail & Merchandising	2.6%
Conglomerates	2.2
Internet Services	2.1
Advertising	1.9
Chemicals	1.9
Transportation	1.7
Utilities	1.7
Consumer Products & Services	1.5
Computer Services & Software	1.4
Medical Supplies & Equipment	1.4
Building Materials	1.3
Hotels & Motels	1.2
Automotive Parts	1.1
Broadcasting	1.0
Metals & Mining	1.0
Printing & Publishing	1.0
Real Estate	0.9
Clothing & Apparel	0.8
Machinery & Equipment	0.7
Office Equipment	0.6
Short-term investments	0.6
Airlines	0.5
Construction	0.3
Computer Hardware	0.2

100.3
Liabilities in excess of other assets	(0.3)

100.0%

Settlement Month	Purchase Contracts	Contracts to Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)

01/04	Buy AUD	328,620	$245,545	$247,598	$2,053
01/04	Buy CHF	357,226	287,625	288,843	1,218
01/04	Buy EUR	122,717	153,151	154,790	1,639
01/04	Buy GBP	308,666	547,389	552,562	5,173
01/04	Buy JPY	131,261,220	1,226,167	1,224,794	(1,373)

			$2,459,877	$2,468,587	$8,710

Settlement Month	Sale Contracts	Contracts to Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)

01/04	Sell EUR	389,205	$488,024	$490,924	$(2,900)
01/04	Sell GBP	287,588	512,667	514,983	(2,316)
01/04	Sell JPY	66,172,392	617,966	617,453	513

			$1,618,657	$1,623,360	$(4,703)

AST American Century International Growth Portfolio

Schedule of Investments

December 31, 2003

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro Dollar
GBP	British Pound
JPY	Japanese Yen

symbol	description
*	Non-income producing security.
(n)	Rates shown are the effective yields at purchase date.

See Notes to Financial Statements.

AST DeAM International Equity Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 91.7%
COMMON STOCK
Australia — 4.9%
Amcor Ltd.	32,188	$200,322
AMP Ltd.	41,113	155,192
Australia & New Zealand Banking Group Ltd.	44,927	598,472
BHP Billiton Ltd.	92,130	846,172
Coles Myer Ltd.	33,636	191,593
Commonwealth Bank of Australia*	29,073	645,103
Foster’s Group Ltd.	88,332	299,491
General Property Trust	84,294	189,899
HHG PLC*	30,889	22,342
Insurance Australia Group Ltd.	67,129	214,958
John Fairfax Holdings Ltd.	97,681	259,064
Macquarie Bank Ltd.	8,910	238,722
National Australia Bank Ltd.	35,743	806,569
News Corp. Ltd.	74,132	669,698
QBE Insurance Group Ltd.	20,599	164,515
Rinker Group Ltd.*	34,328	169,412
Rio Tinto Ltd.	9,607	269,268
Stockland	61,674	242,564
Suncorp-Metway Ltd.	19,092	178,228
Telstra Corp. Ltd.	56,211	204,137
Wesfarmers Ltd.	11,597	231,463
Westfield Trust	84,535	226,746
Westpac Banking Corp. Ltd.	53,144	640,260
WMC Ltd.	30,731	152,123
WMC Resources Ltd.*	35,564	150,860
Woodside Petroleum Ltd.	15,266	170,232
Woolworths Ltd.	25,929	230,527

		8,367,932

Austria — 0.9%
Erste Bank der Oesterreichischen Sparkassen AG	11,510	1,422,345
OMV AG	1,050	156,387

		1,578,732

Belgium — 2.7%
Almanij NV	12,270	623,405
Colruyt NV	7,450	717,936
Delhaize Group	10,130	521,066
Dexia	62,000	1,068,265
Fortis	8,430	169,493
S.A. D’Ieteren NV	1,090	223,554
Umicore	20,010	1,404,588

		4,728,307

Denmark — 0.5%
Danske Bank AS	11,903	279,269
Topdanmark AS*	10,528	563,571

		842,840

	Shares	Value

Finland — 2.4%
Fortum OYJ	101,840	$1,050,771
Nokia OYJ	180,980	3,129,712

		4,180,483

France — 6.0%
Alcatel SA*	4,920	63,362
Aventis SA	4,380	289,495
Axa SA	60,580	1,296,724
BNP Paribas SA	27,770	1,748,585
Carrefour SA	1,730	94,967
Compagnie de Saint-Gobain	700	34,267
Eramet SLN	1,250	60,703
France Telecom SA*	39,240	1,121,567
Groupe Danone SA	1,020	166,483
LVMH Moet Hennessy Louis Vuitton SA	1,600	116,448
Renault SA	12,660	873,489
Societe Generale (Class “A” Stock)	3,860	340,817
Suez SA	2,770	55,659
Total SA	15,600	2,900,403
Vinci SA	11,940	988,725
Vivendi Universal SA*	7,990	194,207

		10,345,901

Germany — 3.0%
Bayer AG	4,270	125,062
Deutsche Post AG	32,610	672,520
Deutsche Telekom AG*	87,140	1,594,855
E.ON AG	3,510	229,071
RWE AG	23,570	932,632
SAP AG	8,570	1,439,323
Schwarz Pharma AG	4,090	110,969

		5,104,432

Hong Kong — 1.5%
Bank of East Asia Ltd.	66,200	203,368
BOC Hong Kong Holdings Ltd.	77,000	144,804
Cheung Kong Holdings Ltd.	45,300	360,306
CLP Ltd.	53,600	255,449
Hang Seng Bank Ltd.	20,300	266,706
Hong Kong & China Gas Co. Ltd.	125,000	190,794
Hong Kong Electric Holdings Ltd.	38,000	150,265
Hutchison Whampoa Ltd.	64,100	472,684
Sun Hung Kai Properties Ltd.	32,900	272,274
Swire Pacific Ltd. (Class “A” Stock)	30,800	190,030

		2,506,680

Ireland — 0.1%
Grafton Group PLC	33,760	232,930

Italy — 3.5%
Assicurazioni Generali SPA	2,150	56,950
Banca Intesa SPA	271,970	1,063,455
Buzzi Unicem SPA	25,930	305,809
Enel SPA	121,360	825,089

AST DeAM International Equity Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Eni SPA	73,190	$1,381,082
Impregilo SPA	159,100	102,347
Mediaset SPA	85,330	1,013,886
Merloni Elettrodomestici SPA	5,940	112,012
Parmalat Finanziaria SPA(cost $1,180,360; purchased 11/25/03)(g)	448,250	62,194
San Paolo-IMI SPA	59,080	770,544
Telecom Italia Mobile SPA	36,280	197,234
UniCredito Italiano SPA	28,390	153,266

		6,043,868

Japan — 19.6%
Acom Co. Ltd.	2,690	121,987
Advantest Corp.	2,000	158,626
Aeon Co. Ltd.	5,600	187,590
Ajinomoto Co., Inc.	15,000	172,576
Asahi Glass Co. Ltd.	21,800	179,005
Asahi Kasei Corp.	37,000	200,933
Bank of Yokohama Ltd. (The)	26,000	120,817
Bridgestone Corp.	15,000	201,689
Canon, Inc.	18,200	847,420
Central Japan Railway Co.	28	241,933
Chubu Electric Power Co., Inc.	17,300	360,787
Chugai Pharmaceutical Co. Ltd.	9,700	139,477
Dai Nippon Printing Co. Ltd.	22,000	308,948
Daiwa House Industry Co. Ltd.	18,000	191,471
Daiwa Securities Group, Inc.	41,000	278,893
Denso Corp.	14,000	275,637
East Japan Railway Co.	73	343,986
Eisai Co. Ltd.	5,500	148,316
Fanuc Ltd.	3,400	203,676
Fuji Photo Film Co. Ltd.	10,700	345,451
Fujisawa Pharmaceutical Co. Ltd.	6,400	136,456
Fujitsu Ltd.	49,000	288,961
Hitachi Ltd.	84,200	507,541
Honda Motor Co. Ltd.	17,400	772,828
Hoya Corp.	3,400	312,177
Ito-Yokado Co. Ltd.	9,000	283,008
Itochu Corp.	44,000	145,339
Japan Tobacco, Inc.	17	124,522
JFE Holdings, Inc.	12,200	332,976
Kansai Electric Power Co.	22,900	401,290
Kao Corp.	14,000	284,781
Keihin Electric Express Railway Co. Ltd.	37,100	217,747
Keyence Corp.	900	189,708
Kinki Nippon Railway Co. Ltd.	43,900	131,901
Kirin Brewery Co. Ltd.	21,300	181,657
Komatsu Ltd.	33,200	210,656
Konica Minolta Holdings, Inc.	12,000	161,351
Kubota Corp.	49,000	202,090
Kyocera Corp.	3,300	219,856
Kyushu Electric Power Co., Inc.	15,000	257,955
Marui Co. Ltd.	10,600	133,526

	Shares	Value

Matsushita Electric Industrial Co. Ltd.	48,000	$663,768
Matsushita Electric Works Ltd.	19,000	170,729
Millea Holdings, Inc.	36	470,281
Mitsubishi Chemical Corp.	55,000	143,184
Mitsubishi Corp.	30,000	317,999
Mitsubishi Electric Corp.*	53,900	223,808
Mitsubishi Estate Co. Ltd.	36,000	341,290
Mitsubishi Heavy Industries Ltd.	84,000	233,573
Mitsubishi Tokyo Financial Group, Inc.	94	733,265
Mitsui & Co. Ltd.	41,000	330,158
Mitsui Fudosan Co. Ltd.	21,000	189,680
Mitsui OSK Lines Ltd.	33,000	161,043
Mitsui Sumitomo Insurance Co. Ltd.	32,000	262,760
Mizuho Financial Group, Inc.	140	424,559
Murata Manufacturing Co. Ltd.	5,300	286,339
NEC Corp.	38,400	282,706
Nikko Cordial Corp.	40,000	222,824
Nintendo Co. Ltd.	2,400	223,943
Nippon Express Co. Ltd.	30,000	141,644
Nippon Mitsubishi Oil Corp.	32,900	167,616
Nippon Steel Corp.	152,000	326,211
Nippon Telegraph and Telephone Corp.	124	598,190
Nippon Unipac Holding	29	149,641
Nissan Motor Co. Ltd.	57,200	653,287
Nitto Denko Corp.	4,400	234,021
Nomura Holdings, Inc.	43,000	732,248
NTT Data Corp.	40	151,162
NTT DoCoMo, Inc.	394	893,366
Oji Paper Co. Ltd.	25,000	161,426
Olympus Optical Co. Ltd.	6,000	130,167
Omron Corp.	6,400	129,887
Oriental Land Co.	1,900	117,188
Orix Corp.	2,300	190,146
Osaka Gas Co. Ltd.	67,000	181,301
Pioneer Corp.	4,200	116,003
Promise Co. Ltd.	3,100	135,084
Resona Holdings, Inc.	129,000	162,499
Ricoh Co. Ltd.	17,000	335,495
Rohm Co. Ltd.	2,500	292,992
Sankyo Co. Ltd.	9,600	180,498
Sanyo Electric Co. Ltd.	39,400	205,879
Secom Co. Ltd.	6,300	235,140
Sekisui House Ltd.	16,000	165,270
Seven-Eleven Japan Co. Ltd.	8,900	269,898
Sharp Corp.	24,000	378,688
Shin-Etsu Chemical Co. Ltd.	9,700	396,436
Shionogi & Co. Ltd.	8,000	148,997
Shiseido Co. Ltd.	12,000	145,899
SMC Corp.	2,000	248,950
SoftBank Corp.	5,200	159,149
Sompo Japan Insurance, Inc.	21,000	172,632
Sony Corp.	19,100	661,202
Sumitomo Chemical Co. Ltd.	33,000	136,102
Sumitomo Corp.	26,000	193,842

AST DeAM International Equity Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Sumitomo Electric Industries Ltd.	20,400	$182,357
Sumitomo Mitsui Financial Group, Inc.	88	468,863
Sumitomo Trust & Banking Co. Ltd.	28,000	164,598
Taisho Pharmaceutical Co. Ltd.	7,300	130,510
Takeda Chemical Industries Ltd.	18,700	741,579
TDK Corp.	3,000	216,105
The Shizouka Bank Ltd.	18,200	134,500
Tobu Railway Co. Ltd.	50,000	178,688
Tohoku Electric Power Co., Inc.	13,600	225,503
Tokyo Electric Power Co., Inc.	26,100	572,315
Tokyo Electron Ltd.	3,900	296,221
Tokyo Gas Co. Ltd.	75,200	268,045
Tokyu Corp.	33,000	169,357
Toppan Printing Co. Ltd.	20,700	215,363
Toray Industries, Inc.	50,000	209,014
Toshiba Corp.	75,300	285,265
Tostem Inax Holding Corp.	9,000	173,836
Toto Ltd.	16,900	143,186
Toyota Industries Corp.	8,800	186,806
Toyota Motor Corp.	59,000	1,992,908
UFJ Holdings, Inc.	82	394,047
Yamanouchi Pharmaceutical Co. Ltd.	7,400	229,934
Yamato Transport Co. Ltd.	14,000	164,860

		33,649,469

Netherlands — 6.0%
ABN AMRO Holding NV	59,410	1,390,080
ING Groep NV	90,430	2,109,046
Koninklijke (Royal) KPN NV*	174,270	1,345,273
Koninklijke (Royal) Philips Electronics NV	18,070	527,649
Oce NV	56,800	870,484
Royal Dutch Petroleum Co.	34,880	1,839,031
STMicroelectronics NV	7,470	202,579
Stork NV	45,260	896,294
Unilever NV	7,880	515,361
VNU NV	21,090	666,378

		10,362,175

New Zealand — 0.1%
Telecom Corp. of New Zealand Ltd.	50,142	176,785

Norway — 0.7%
Norsk Hydro ASA	13,040	804,611
Telenor ASA	68,000	444,625

		1,249,236

Singapore — 0.6%
DBS Group Holdings Ltd.	34,700	300,353
Oversea-Chinese Banking Corp. Ltd.	31,600	225,143
Singapore Press Holdings Ltd.	11,000	122,417
Singapore Telecommunications Ltd.	174,300	201,159
United Overseas Bank Ltd.	31,600	245,610

		1,094,682

	Shares	Value

Spain — 5.6%
Amadeus Global Travel Distribution SA (Class “A” Stock)	22,530	$146,354
Banco Bilbao Vizcaya Argentaria SA	26,400	364,632
Banco Santander Central Hispano SA	67,900	804,214
Corporacion Mapfre SA	81,290	1,151,472
Endesa SA	45,750	880,030
Repsol YPF SA	96,960	1,890,769
Telefonica SA	205,740	3,020,703
Union Fenosa SA	72,770	1,366,732

		9,624,906

Sweden — 0.9%
Atlas Copco AB (Class “B” Stock)	49,380	1,609,330

Switzerland — 8.6%
Clariant AG*	35,864	529,224
Credit Suisse Group	69,155	2,530,232
Nestle SA	9,662	2,414,035
Novartis AG	40,419	1,835,073
Roche Holding AG	22,545	2,274,096
Serono SA Cl-B	1,202	857,218
Swiss Life Holding*	5,633	1,033,912
Swisscom AG	1,204	397,196
UBS AG	21,219	1,453,203
Vontobel Holding AG	5,183	118,391
Zurich Financial Services AG	8,851	1,273,886

		14,716,466

United Kingdom — 24.1%
Arriva PLC	45,980	312,784
AstraZeneca PLC	50,580	2,426,638
Avis Europe PLC	152,600	259,519
Balfour Beatty PLC	149,550	584,964
Barclays PLC	221,840	1,978,693
BG Group PLC	23,550	120,889
BHP Billiton PLC	18,210	159,082
Big Food Group PLC	136,290	386,099
BP PLC	444,290	3,602,931
British American Tobacco PLC	97,050	1,337,758
British Sky Broadcasting Group PLC*	4,550	57,261
BT Group PLC	49,100	165,466
Close Brothers Group PLC	43,490	571,448
Compass Group PLC	7,570	51,496
Diageo PLC	88,490	1,164,321
GlaxoSmithKline PLC	165,000	3,780,812
GUS PLC	109,140	1,511,247
Hanson PLC	140,950	1,035,154
HBOS PLC	61,100	791,354
HSBC Holdings PLC	212,290	3,336,686
IMI PLC	55,030	332,233
Imperial Tobacco Group PLC	1,420	27,962
InterContinental Hotels Group PLC	120,970	1,145,578

AST DeAM International Equity Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Investec PLC	8,360	$164,174
Lloyds TSB Group PLC	55,440	444,624
Misys PLC	324,080	1,228,477
National Express Group PLC	123,057	1,345,981
Pilkington PLC	216,210	370,600
Reckitt Benckiser PLC	32,700	739,922
Reed Elsevier PLC	90,180	754,312
Rentokil Initial PLC	256,150	871,243
Rexam PLC	167,870	1,285,448
Rio Tinto PLC	12,270	338,924
Royal Bank of Scotland Group PLC	70,440	2,075,585
SABMiller PLC	125,620	1,302,053
Scottish Power PLC	64,820	431,952
Shell Transport & Trading Co. PLC	108,150	804,431
Unilever PLC	114,300	1,065,533
Vodafone Group PLC	1,234,730	3,061,351

Total Common Stock ($138,350,416)		41,424,985

Rights*
AMP Ltd. (Cost $0)	29,808	0

Total Long-Term Investments
(Cost $138,350,416)		157,840,139

	Par (000)
SHORT-TERM INVESTMENT — 0.4%
U.S. Treasury Obligations
U.S. Treasury Bills
0.93%, 01/29/04(k)(n)
(Cost $699,494)	$700	699,487

Total Investments — 92.1%
(Cost $139,049,910; Note 5)		158,539,626
Other Assets in Excess of Liabilities — 7.9%		13,519,621

Net Assets — 100.0%		$172,059,247

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2003 was as follows:

Industry
Financial - Bank & Trust	16.4%
Telecommunications	9.7
Oil & Gas	9.0
Pharmaceuticals	7.8
Insurance	5.2
Utilities	3.9
Food	3.7
Electronic Components & Equipment	3.2
Automobile Manufacturers	2.7
Transportation	2.5
Financial Services	2.4
Metals & Mining	2.4
Building Materials	2.1
Machinery & Equipment	2.0
Beverages	1.7
Computer Services & Software	1.6
Retail & Merchandising	1.6
Construction	1.2
Office Equipment	1.2
Business Services	1.1
Real Estate	1.1
Chemicals	1.0
Conglomerates	1.0
Printing & Publishing	1.0
Farming & Agriculture	0.9
Consumer Products & Services	0.8
Consumer Products & Services	0.8
Containers & Packaging	0.8
Hotels & Motels	0.7
Broadcasting	0.5
Semiconductors	0.5
Short-term investments	0.4
Computer Hardware	0.3
Entertainment & Leisure	0.2
Medical Supplies & Equipment	0.2
Paper & Forest Products	0.2
Automotive Parts	0.1
Clothing & Apparel	0.1
Internet Services	0.1

92.1
Other assets in excess of liabilities	7.9

100.0%

AST DeAM International Equity Portfolio

Schedule of Investments

December 31, 2003

Foreign currency exchange contracts outstanding at December 31, 2003:

Settlement Month	Purchase Contracts	Contracts to Receive	In Exchange For	Contracts at Value	Unrealized Appreciation

03/04	Buy EUR	6,418,636	$7,857,733	$8,051,347	$193,614
03/04	Buy GBP	2,235,647	3,885,003	3,963,051	78,048
03/04	Buy JPY	358,478,394	3,337,244	3,345,936	8,692

			$15,079,980	$15,360,334	$280,354

Settlement Month	Sale Contracts	Contracts to Deliver	In Exchange For	Contracts at Value	Unrealized Depreciation

03/04	Sell EUR	327,391	$402,000	$410,670	$(8,670)
03/04	Sell GBP	113,296	197,000	200,835	(3,835)
03/04	Sell JPY	18,664,806	174,000	174,212	(212)

			$773,000	$785,717	$(12,717)

The following abbreviations are used in portfolio descriptions:

EUR	Euro Dollar
GBP	British Pound
JPY	Japanese Yen

symbol	description
*	Non-income producing security.

(g)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid security is $1,180,360. The aggregate value of $62,194 represents 0.04% of net assets.

(k)	Securities with an aggregate market value of $699,487 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Description	Expiration Month	Number of Contracts	Contracts at Trade Date Value	Contracts at Current Value	Unrealized Appreciation

Long Positions:
DJ Euro STOXX 50 Index	03/04	153	$5,267,474	$5,324,508	$57,034
FTSE 100 Index	03/04	50	3,925,881	3,997,870	71,989
S&P ASX 200 Index	03/04	19	1,163,705	1,182,821	19,116
TOPIX Index	03/04	33	3,055,527	3,217,785	162,258

					$310,397

(n)	Rates shown are the effective yields at purchase date.

See Notes to Financial Statements.

AST MFS Global Equity Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 96.1%
COMMON STOCK
Australia — 2.3%
News Corp. Ltd.	103,765	$937,398
QBE Insurance Group Ltd.	183,758	1,467,594

		2,404,992

Austria — 0.7%
Erste Bank der Oesterreichischen Sparkassen AG	5,850	722,912

Canada — 2.5%
BCE, Inc.	39,439	882,017
Canadian National Railway Co.	10,901	689,815
Canadian Natural Resources Ltd.	11,180	565,554
Talisman Energy, Inc.	7,930	451,162

		2,588,548

France — 10.8%
Axa SA	55,820	1,194,835
Carrefour SA	15,840	869,522
France Telecom SA*	37,790	1,080,123
L’Air Liquide SA	13,671	2,414,152
L’Oreal SA	4,760	390,262
Sanofi-Synthelabo SA	34,260	2,579,872
Schneider Electric SA	8,303	543,549
Total SA	10,170	1,890,840

		10,963,155

Germany — 1.5%
Bayerische Motoren Werke AG	18,210	844,119
Schering AG	14,350	726,731

		1,570,850

Hong Kong — 0.6%
Esprit Holdings Ltd.	177,000	589,346

Ireland — 0.8%
Irish Life & Permanent PLC	50,660	817,921

Italy — 0.6%
Riunione Adriatica di Sicurta SPA	36,200	616,423

Japan — 8.8%
Bridgestone Corp.	55,000	739,526
Canon, Inc.	28,000	1,303,723
Chugai Pharmaceutical Co. Ltd.	71,000	1,020,911
Citizen Watch Co. Ltd.	54,000	496,314
Honda Motor Co. Ltd.	28,000	1,243,632
Japan Telecom Holdings Co. Ltd.	170	455,258
KDDI Corp.	257	1,472,408
Seiko Epson Corp.	12,800	597,182
Tokyo Broadcasting System, Inc.	29,800	474,653
Tokyo Gas Co. Ltd.	147,000	523,971
Yamaha Corp.	39,400	773,883

		9,101,461

	Shares	Value

Korea — 2.0%
Samsung Electronics Co. Ltd.	2,890	$1,093,907
Samsung SDI Co. Ltd.	8,020	945,707

		2,039,614

Netherlands — 2.2%
Reed Elsevier NV	120,840	1,501,354
STMicroelectronics NV	29,600	802,725

		2,304,079

Norway — 0.9%
DnB Holding ASA	145,426	970,556

Singapore — 2.4%
DBS Group Holdings Ltd.	103,500	895,866
Singapore Telecommunications Ltd.	849,000	979,827
United Overseas Bank Ltd.	81,000	629,571

		2,505,264

Spain — 2.4%
Iberdrola SA	49,640	981,154
Telefonica SA	103,896	1,525,415

		2,506,569

Sweden — 1.3%
Hennes & Mauritz AB (Class “B” Stock)	58,380	1,387,431

Switzerland — 8.0%
Credit Suisse Group	29,320	1,072,755
Nestle SA	4,927	1,231,003
Novartis AG	47,710	2,166,094
Roche Holding AG	13,520	1,363,752
Syngenta AG	7,916	533,174
Synthes-Stratec, Inc.	480	475,052
UBS AG	20,190	1,382,731

		8,224,561

United Kingdom — 16.1%
AstraZeneca PLC	27,380	1,313,589
BG Group PLC	104,490	536,376
BOC Group PLC	78,820	1,204,290
BP PLC	142,420	1,154,943
British Sky Broadcasting Group PLC*	53,980	679,328
Capital Radio PLC	23,830	199,646
Diageo PLC	128,086	1,685,312
GlaxoSmithKline PLC	39,990	916,332
Granada Compass PLC	446,480	975,109
Kingfisher PLC	214,474	1,069,279
Next PLC	47,560	956,121
Reckitt Benckiser PLC	133,850	3,028,703
Royal Bank of Scotland Group PLC	26,427	778,698
Vodafone Group PLC	449,584	1,114,684
William Hill PLC	109,260	835,181

		16,447,591

AST MFS Global Equity Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

United States — 32.2%
Accenture Ltd. (Class “A” Stock)*	37,820	$995,423
Ace Ltd.	26,890	1,113,784
AdvancePCS, Inc.*	15,860	835,188
Air Products & Chemicals, Inc.	19,280	1,018,562
Alberto-Culver Co. (Class “B” Stock)	7,510	473,731
American Express Co.	26,800	1,292,564
AmerisourceBergen Corp. (Class “A” Stock)	14,650	822,598
Applera Corporation — Applied Biosystems Group	10,420	215,798
Aramark Corp.	32,070	879,359
Bank of America Corp.	12,400	997,333
Burlington Northern Santa Fe Corp.	23,640	764,754
Citigroup, Inc.	31,230	1,515,904
ConocoPhilips	11,138	730,319
FedEx Corp.	6,720	453,600
Fisher Scientific International, Inc.*	17,130	708,668
Genzyme Corp.*	8,300	409,522
The Home Depot, Inc.	26,730	948,648
International Business Machines Corp.	9,940	921,239
The J.M. Smucker Co.	10,610	480,527
Johnson & Johnson	32,310	1,669,134
Lincare Holdings, Inc.*	18,030	541,441
Microsoft Corp.	33,960	935,258
Networks Associates, Inc.*	33,920	510,157
Nike, Inc. (Class “B” Stock)	13,700	937,902
Noble Drilling Corp.*	14,400	515,232
OTP Bank* [GDR]	21,950	566,167
PepsiCo, Inc.	27,600	1,286,712
Praxair, Inc.	40,100	1,531,820
SouthTrust Corp.	25,280	827,414
Symantec Corp.*	15,000	519,750
Thermo Electron Corp.*	50,880	1,282,176
Time Warner, Inc.*	105,780	1,902,982
TJX Companies, Inc.	59,030	1,301,611
Union Pacific Corp.	11,170	776,092
Verizon Communications, Inc.	23,850	836,658
Viacom, Inc. (Class “B” Stock)	24,800	1,100,624
Waters Corp.*	15,000	497,400

		43,939,279

Total Long-Term Investments
(Cost $82,592,591)		98,877,324

	Par (000)	Value
SHORT-TERM INVESTMENTS — 4.0%
U.S. Government Agency Obligation
Federal Home Loan Bank 0.75%, 01/02/04(n)
(Cost $4,139,914)	$4,140	$4,139,914

Total Investments — 100.1%
(Cost $86,732,505; Note 5)		103,017,238
Liabilities in Excess of Other Assets — (0.1%)		(79,135)

Net Assets — 100.0%		$102,938,103

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2003 was as follows:

Industry
Pharmaceuticals	11.2%
Telecommunications	8.1
Financial - Bank & Trust	7.2
Chemicals	6.5
Oil & Gas	6.2
Financial Services	4.8
Insurance	4.3
Medical Supplies & Equipment	4.1
Short-term investments	4.0
Consumer Products & Services	3.8
Retail & Merchandising	3.8
Broadcasting	3.2
Beverages	2.9
Automobile Manufacturers	2.7
Electrical Components & Equipment	2.7
Entertainment & Leisure	2.6
Printing & Publishing	2.6
Food	2.5
Business Services	2.4
Retail & Merchandising	2.2
Office Equipment	1.8
Machinery & Equipment	1.7
Railroads	1.5
Transportation	1.1
Internet Services	1.0
Utilities	1.0
Clothing & Apparel	0.9
Computer Hardware	0.9
Computer Services & Software	0.9
Semiconductors	0.8
Healthcare Services	0.5
Science & Technology	0.2

100.1
Liabilities in excess of other assets	(0.1)

100.0%

AST MFS Global Equity Portfolio

Schedule of Investments

December 31, 2003

Foreign currency exchange contracts outstanding at December 31, 2003:

Settlement Month	Sale Contracts	Contracts to Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation

01/04	Sell JPY	2,416,755	$22,590	$22,551	$39

The following abbreviations are used in portfolio descriptions:

JPY	Japanese Yen
GDR	Global Depositary Receipt

symbol	description
*	Non-income producing security.
(n)	Rates shown are the effective yields at purchase date.

See Notes to Financial Statements.

AST PBHG Small-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 95.8%
COMMON STOCK
Advertising — 0.5%
ADVO, Inc.	51,450	$1,634,052
Aquantive, Inc.*	15,200	155,800

		1,789,852

Airlines — 0.2%
SkyWest, Inc.	42,400	768,288

Broadcasting — 5.1%
Cumulus Media, Inc. (Class “A” Stock)*	82,700	1,819,400
Emmis Communications Corp. (Class “A” Stock)*	133,100	3,600,355
Entravision Communications Corp. (Class “A” Stock)*	149,400	1,658,340
Gray Television, Inc.	82,000	1,239,840
Lin TV Corp. (Class “A” Stock)*	33,900	874,959
Radio One, Inc. (Class “A” Stock)*	103,100	2,015,605
Sinclair Broadcast Group, Inc.*	240,600	3,589,752
Spanish Broadcasting Systems, Inc. (Class “A” Stock)*	247,200	2,595,600

		17,393,851

Business Services — 5.4%
Advisory Board Co.*	45,800	1,598,878
Arbitron, Inc.*	60,200	2,511,544
Charles River Associates, Inc.*	30,200	966,098
Gevity HR, Inc.	60,100	1,336,624
Icon PLC [ADR]*	53,500	2,332,600
Medical Staffing Network Holdings, Inc.*	172,200	1,885,590
Metrologic Instruments, Inc.*	85,200	2,300,400
National Processing, Inc.*	43,600	1,026,780
Navigant Consulting, Inc.*	66,200	1,248,532
Parametric Technology Corp.*	229,100	902,654
Portfolio Recovery Associates, Inc.*	39,000	1,035,450
SM&A*	51,800	606,060
Wireless Facilities, Inc.*	30,400	451,744

		18,202,954

Chemicals — 0.9%
Olin Corp.(a)	151,200	3,033,072

Clothing & Apparel — 2.0%
Deckers Outdoor Corp.*	32,100	658,050
K-Swiss, Inc. (Class “A” Stock)	63,600	1,530,216
Mothers Work, Inc.*	41,400	1,010,160
Quiksilver, Inc.*	48,000	851,040
Too, Inc.*	167,400	2,825,712

		6,875,178

Computer Hardware — 2.7%
Bell Microproducts, Inc.*	155,900	1,412,454
Cray, Inc.*	96,800	961,224

	Shares	Value

Insight Enterprises, Inc.*	49,000	$921,200
Lexar Media, Inc.*	113,400	1,976,562
Merge Technologies, Inc.*	70,000	1,234,800
SanDisk Corp.*(a)	43,200	2,641,248

		9,147,488

Computer Services & Software — 10.3%
Altiris, Inc.*(a)	56,400	2,057,472
Ascential Software Corp.*	33,200	860,876
At Road, Inc.*	37,200	494,760
Avid Technology, Inc.*(a)	40,400	1,939,200
BARRA, Inc.	45,700	1,621,893
Cerner Corp.*(a)	41,600	1,574,560
Cognizant Technology Solutions Corp.*	83,500	3,810,940
Dot Hill Systems Corp.*	89,800	1,360,470
eResearch Technology, Inc.*(a)	91,800	2,333,556
Extreme Networks, Inc.*	140,700	1,014,447
FileNET Corp.*	70,200	1,901,016
Manhattan Associates, Inc.*(a)	58,500	1,616,940
MicroStrategy, Inc. (Class “A” Stock)*	30,700	1,611,136
Mobius Management Systems, Inc.*	45,700	578,105
Neoware Systems, Inc.*	67,200	920,640
NetIQ Corp.*	64,900	859,925
OPNET Technologies, Inc.*	39,700	653,462
Quality Systems, Inc.*	20,600	918,554
Quest Software, Inc.*(a)	133,900	1,901,380
SafeNet, Inc.*	54,500	1,676,965
ScanSource, Inc.*	36,300	1,656,006
SupportSoft, Inc.*	122,800	1,614,820
Trident Microsystems, Inc.*	98,900	1,722,838

		34,699,961

Conglomerates — 1.2%
Brink’s Co. (The)	174,400	3,943,184

Consumer Products & Services — 1.6%
Aaron Rents, Inc. (Class “B” Stock)	73,200	1,473,516
Coinstar, Inc.*	95,200	1,719,312
Integrated Alarm Services Group, Inc.*	259,000	2,201,500

		5,394,328

Electronic Components & Equipment — 4.9%
Benchmark Electronics, Inc.*	37,800	1,315,818
DSP Group, Inc.*	116,100	2,892,051
EDO Corp.	70,700	1,742,755
Faro Technologies, Inc.*	54,800	1,368,904
GrafTech International Ltd.*	90,900	1,227,150
KVH Industries, Inc.*	24,200	664,774
Merix Corp.*	39,600	971,388
Moog, Inc. (Class “A” Stock)*	36,300	1,793,220
Park Electrochemical Corp.	59,000	1,562,910
Teledyne Technologies, Inc.*	69,700	1,313,845
Veeco Instruments, Inc.*(a)	62,700	1,768,140

		16,620,955

AST PBHG Small-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Environmental Services — 0.4%
Republic Services, Inc.	57,300	$1,468,599

Equipment Services — 0.5%
TTM Technologies, Inc.*	90,200	1,522,576

Farming & Agriculture — 0.2%
Sunopta, Inc.*	74,600	688,558

Financial - Bank & Trust — 2.6%
Bank Mutual Corp.	122,746	1,398,077
Brookline Bancorp, Inc.(a)	136,880	2,099,739
Franklin Bank Corp.*	6,500	123,500
Greater Bay Bancorp(a)	65,900	1,876,832
Jefferson Bancshares, Inc.	43,200	595,728
Provident Financial Services, Inc.	53,000	1,001,700
UMB Financial Corp.	36,574	1,738,728

		8,834,304

Financial Services — 1.5%
Affiliated Managers Group, Inc.*(a)	17,400	1,210,866
Friedman, Billings, Ramsey Group, Inc. (Class “A” Stock)	105,400	2,432,632
PrivateBancorp, Inc.	29,900	1,361,048

		5,004,546

Healthcare Services — 5.0%
American Healthways, Inc.*(a)	119,400	2,850,078
AMERIGROUP Corp.*	17,800	759,170
Apria Healthcare Group, Inc.*(a)	89,300	2,542,371
Centene Corp.*	26,100	731,061
Coventry Health Care, Inc.*	36,300	2,340,987
Hooper Holmes, Inc.	129,100	797,838
IMPAC Medical Systems, Inc.*	36,100	922,716
LifePoint Hospitals, Inc.*(a)	44,500	1,310,525
Matria Healthcare, Inc.*	44,000	929,720
Odyssey Healthcare, Inc.*	127,675	3,735,771

		16,920,237

Industrial Products — 0.6%
Ceradyne, Inc.*	61,300	2,087,878

Insurance — 2.7%
Allmerica Financial Corp.*(a)	77,400	2,381,598
American Medical Security Group, Inc.*	42,600	955,092
HCC Insurance Holdings, Inc.(a)	43,515	1,383,777
Odyssey Re Holdings Corp.(a)	59,300	1,337,215
Platinum Underwriters Holdings Ltd. (Bermuda)*	56,900	1,707,000
StanCorp Financial Group, Inc.	21,400	1,345,632

		9,110,314

Internet Services — 3.1%
Advanced Digital Information Corp.*	90,400	1,265,600
Digital Insight Corp.*	49,000	1,220,100
Digital River, Inc.*	52,600	1,162,460

	Shares	Value

eCollege.com, Inc.*	57,000	$1,052,220
F5 Networks, Inc.*	55,900	1,403,090
Macromedia, Inc.*	66,300	1,182,792
Netflix, Inc.*(a)	36,500	1,996,185
Packeteer, Inc.*	61,300	1,040,874

		10,323,321

Machinery & Equipment — 1.9%
Global Power Equipment Group, Inc.*	141,300	943,884
Grant Prideco, Inc.*(a)	155,800	2,028,516
JLG Industries, Inc.	103,500	1,576,305
Lone Star Technologies, Inc.*	45,100	720,698
Rofin-Sinar Technologies, Inc.*	36,700	1,268,352

		6,537,755

Medical Supplies & Equipment — 7.3%
Advanced Neuromodulation Systems, Inc.*	30,500	1,402,390
Align Technology, Inc.*	72,500	1,197,700
Closure Medical Corp.*	40,600	1,377,558
Cytyc Corp.*	137,800	1,896,128
Digene Corp.*	56,300	2,257,630
Gen-Probe, Inc.*	95,000	3,464,650
ICU Medical, Inc.*(a)	73,200	2,509,296
Inamed Corp.*(a)	33,900	1,629,234
Integra LifeSciences Holdings Corp.*	62,200	1,780,786
Kensey Nash Corp.*	45,900	1,067,175
Kyphon, Inc.*	35,500	881,465
Martek Biosciences Corp.*(a)	32,300	2,098,531
Synovis Life Technologies, Inc.*	42,800	870,552
Thoratec Corp.*	45,400	590,654
Wright Medical Group, Inc.*	51,000	1,552,440

		24,576,189

Metals & Mining — 0.5%
CONSOL Energy, Inc.(a)	63,900	1,655,010

Oil & Gas — 4.9%
AGL Resources, Inc.	50,400	1,466,640
Atwood Oceanics, Inc.*	61,000	1,948,340
Cal Dive International, Inc.*	45,000	1,084,950
Core Laboratories NV*	117,200	1,956,068
Frontier Oil Corp.	76,900	1,324,218
Pride International, Inc.*(a)	148,100	2,760,584
Stone Energy Corp.*	30,600	1,298,970
Tom Brown, Inc.*	69,800	2,251,050
Universal Compression Holdings, Inc.*	54,500	1,425,720
Vintage Petroleum, Inc.	90,900	1,093,527

		16,610,067

Personal Services — 1.7%
Career Education Corp.*(a)	70,382	2,820,206
University of Phoenix Online*	40,233	2,773,261

		5,593,467

AST PBHG Small-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Pharmaceuticals — 4.4%
Accredo Health, Inc.*(a)	106,800	$3,375,948
Covance, Inc.*(a)	111,500	2,988,200
Eon Labs, Inc.*	40,300	2,053,285
Kos Pharmaceuticals, Inc.*(a)	33,400	1,437,536
Medicis Pharmaceutical Corp. (Class “A” Stock)(a)	20,700	1,475,910
SFBC International, Inc.*	30,700	815,392
Taro Pharmaceuticals Industries Ltd.*	40,500	2,612,250

		14,758,521

Printing & Publishing — 1.3%
Applied Films Corp.*	32,300	1,066,546
Journal Register Co.*	105,900	2,192,130
Scholastic Corp.*	38,100	1,296,924

		4,555,600

Real Estate — 1.7%
Boston Properties, Inc. [REIT]	14,600	703,574
Brandywine Realty Trust [REIT]	35,400	947,658
Jones Lang Lasalle, Inc. [REIT]*	68,200	1,413,786
MeriStar Hospitality Corp. [REIT]*	423,600	2,757,636

		5,822,654

Restaurants — 2.0%
Krispy Kreme Doughnuts, Inc.*(a)	78,100	2,858,460
P.F. Chang’s China Bistro, Inc.*(a)	74,200	3,775,296

		6,633,756

Retail & Merchandising — 7.1%
Barnes & Noble, Inc.*(a)	27,500	903,375
Charming Shoppes, Inc.*	165,200	892,080
Cost Plus, Inc.*	20,700	848,700
Dick’s Sporting Goods, Inc.*	19,900	968,334
Dillard’s, Inc. (Class “A” Stock)	133,400	2,195,764
Emulex Corp.*(a)	69,100	1,843,588
Jos. A. Bank Clothiers, Inc.*	39,800	1,380,662
Kenneth Cole Productions, Inc. (Class “A” Stock)	51,000	1,499,400
Linens ‘n Things, Inc.*(a)	92,700	2,788,416
Select Comfort Corp.*	59,400	1,470,744
The Wet Seal, Inc.*	75,600	747,684
Tractor Supply Co.*	106,200	4,130,118
Urban Outfitters, Inc.*	121,600	4,505,280

		24,174,145

Semiconductors — 7.6%
Actel Corp.*	30,500	735,050
Brooks Automation, Inc.*	55,400	1,339,018
Cymer, Inc.*(a)	36,600	1,690,554
ESS Technology, Inc.*	91,200	1,551,312
Formfactor, Inc.*	53,300	1,055,340
GlobespanVirata, Inc.*(a)	210,000	1,234,800
Integrated Device Technology, Inc.*	139,500	2,395,215
LTX Corp.*	101,600	1,527,048
Marvell Technology Group Ltd.*	50,100	1,900,293

	Shares	Value

Mattson Technology, Inc.*	97,700	$1,193,894
MKS Instruments, Inc.*	82,300	2,386,700
Omnivision Technologies, Inc.*	75,500	4,171,375
Power Integrations, Inc.*(a)	59,100	1,977,486
Silicon Laboratories, Inc.*	62,600	2,705,572

		25,863,657

Telecommunications — 2.8%
ADTRAN, Inc.	38,200	1,184,200
Boston Communications Group, Inc.*	68,700	638,223
Carrier Access Corp.*	73,200	916,464
Foundry Networks, Inc.*(a)	150,000	4,104,000
Insight Communications Co., Inc.*	182,100	1,877,451
Powerwave Technologies, Inc.*(a)	92,700	709,155

		9,429,493

Utilities — 1.2%
Massey Energy Co.	73,200	1,522,560
MGE Energy, Inc.	19,900	627,049
Philadelphia Suburban Corp.	51,000	1,127,100
UGI Corp.	19,850	672,915

		3,949,624

Total Long-Term Investments
(Cost $244,003,972)		323,989,382

	Par (000)
SHORT-TERM INVESTMENTS — 18.7%
Commercial Paper — 0.8%
Amsterdam Funding Corp.
1.10%, 01/05/04(b)	$68	68,039
Concord Minutemen Capital Co.
1.13%, 02/12/04(b)	1,296	1,292,055
General Electric Capital Corp.
1.11%, 02/05/04(b)	101	100,910
Lexington Parker Capital Co.
1.10%, 01/12/04(b)	307	306,093
Monumental Global Funding
1.141%, 01/29/04 [FRN](b)(c)	32	32,432
Tulip Funding Corp.
1.10%, 01/21/04(b)	844	843,244

		2,642,773

Corporate Obligations — 8.6%
American Express Centurian
1.131%, 01/29/04 [FRN](b)(c)	4,116	4,115,661
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	5,603	5,603,062
Canadian Imperial Bank of Commerce
1.111%, 01/29/04 [FRN](b)(c)	1,516	1,515,414
General Electric Capital Corp.
1.13%, 01/02/04 [FRN](b)(c)	1,002	1,002,465
Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)	1,190	1,189,588

AST PBHG Small-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

Merrill Lynch & Co., Inc.
1.13%, 01/02/04(b)	$460	$460,452
1.13%, 01/02/04 [FRN](b)(c)	1,085	1,085,352
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	2,418	2,417,856
1.08%, 01/02/04 [FRN](b)(c)	4,776	4,775,694
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	1,502	1,502,223
1.10%, 01/02/04 [FRN](b)(c)	799	799,272
Societe Generale
1.08%, 01/02/04 [FRN](b)(c)	3,208	3,207,840
Westdeutsche Landesbank
1.111%, 01/23/04 [FRN](b)(c)	1,112	1,111,730
1.111%, 01/29/04 [FRN](b)(c)	23	22,593

		28,809,202

	Shares
Non-Registered Investment Company — 5.5%
BlackRock Institutional Money Market Trust(b)(j)	18,721,811	18,721,811

Registered Investment Company — 2.7%
BlackRock Provident Institutional Funds TempFund Portfolio	9,255,479	9,255,479

	Par (000)	Value

Repurchase Agreement — 0.6%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $1,918,657 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $2,353,979, market value including accrued interest $1,976,143)(b)	$1,919	$1,918,551

Time Deposits — 0.5%
Chase Manhattan Bank
0.875%, 01/02/04(b)	960	960,018
UBS Bank
0.938%, 01/02/04(b)	771	770,856

		1,730,874

Total Short-Term Investments
(Cost $63,078,690)		63,078,690

Total Investments — 114.5%
(Cost $307,082,662; Note 5)		387,068,072
Liabilities in Excess of Other Assets — (14.5%)		(48,877,388)

Net Assets — 100.0%		$338,190,684

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
FRN	Floating Rate Note
REIT	Real Estate Investment Trust

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $51,196,558; cash collateral $53,823,211 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.

See Notes to Financial Statements.

AST DeAM Small-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 98.4%
COMMON STOCK
Advertising — 0.2%
ADVO, Inc.	31,400	$997,264

Aerospace — 1.0%
Titan Corp. (The)*	165,400	3,607,374
United Industrial Corp.	18,700	337,535

		3,944,909

Airlines — 1.8%
AirTran Holdings, Inc.*	276,100	3,285,590
America West Holdings Corp. (Class “B” Stock)*(a)	133,100	1,650,440
ExpressJet Holdings, Inc.*	74,400	1,116,000
Mesa Air Group, Inc.*(a)	109,500	1,370,940

		7,422,970

Automobile Manufacturers — 1.2%
Oshkosh Truck Corp.	96,400	4,919,292

Broadcasting
Cumulus Media, Inc. (Class “A” Stock)*	3,686	81,092

Building & Real Estate — 0.4%
Champion Enterprises, Inc.*	212,400	1,486,800

Building Materials — 0.1%
Simpson Manufacturing Co., Inc.*	6,400	325,504

Business Services — 4.2%
Ariba, Inc.*	118,400	355,200
Dionex Corp.*	39,300	1,808,586
Exult, Inc.*	344,400	2,452,128
FreeMarkets, Inc.*	81,700	546,573
FTI Consulting, Inc.*(a)	73,250	1,711,853
Gevity HR, Inc.	122,600	2,726,624
Informatica Corp.*	110,700	1,140,210
Itron, Inc.*	50,100	919,836
John H. Harland Co.	42,500	1,160,250
Pegasus Solutions, Inc.*	60,200	630,294
Per-Se Technologies, Inc.*	57,900	883,554
Pre-Paid Legal Services, Inc.*(a)	48,300	1,261,596
Right Management Consultants, Inc.*	79,150	1,476,939

		17,073,643

Chemicals — 2.4%
Georgia Gulf Corp.(a)	139,450	4,027,316
Hercules, Inc.*	280,000	3,416,000
MacDermid, Inc.	63,000	2,157,120

		9,600,436

Clothing & Apparel — 1.8%
J. Jill Group, Inc.*	43,300	550,343
Pacific Sunwear of California, Inc.*(a)	221,650	4,681,248
Quiksilver, Inc.*	103,600	1,836,828

		7,068,419

	Shares	Value

Computer Hardware — 2.9%
Hutchinson Technology, Inc.*(a)	96,600	$2,969,484
Komag, Inc.*	104,100	1,522,983
Lexar Media, Inc.*	149,400	2,604,042
Mercury Computer Systems, Inc.*	45,100	1,122,990
Silicon Storage Technology, Inc.*	192,000	2,112,000
Synaptics, Inc.*	103,700	1,553,426

		11,884,925

Computer Services & Software — 10.3%
Ansys, Inc.*	26,700	1,059,990
Avid Technology, Inc.*(a)	38,400	1,843,200
CACI International, Inc. (Class “A” Stock)*	35,300	1,716,286
Concur Technologies, Inc.*	99,500	963,160
Echelon Corp.*	103,600	1,154,104
Epicor Software Corp.*	200,800	2,562,207
FileNET Corp.*	23,100	625,548
Group 1 Software, Inc.*	79,500	1,400,790
IDX Systems Corp.*	49,300	1,322,226
Intergraph Corp.*	98,100	2,346,552
Keane, Inc.*	66,800	977,952
Kronos, Inc.*	64,350	2,548,904
Macrovision Corp.*	63,200	1,427,688
MatrixOne, Inc.*	143,100	881,496
Micromuse, Inc.*	195,300	1,347,570
Micros Systems, Inc.*	11,000	476,960
MicroStrategy, Inc. (Class “A” Stock)*	12,300	645,504
MRO Software, Inc.*	39,800	535,708
Netegrity, Inc.*	54,100	557,771
Omnicell, Inc.*	89,500	1,449,900
Overland Storage, Inc.*	32,800	616,640
Portal Software, Inc.*	82,620	556,033
Progress Software Corp.*	91,700	1,876,182
Rainbow Technologies, Inc.*	115,400	1,299,404
Stratasys, Inc.*	76,200	2,077,212
Sybase, Inc.*	124,800	2,568,383
TIBCO Software, Inc.*	163,400	1,106,218
Tradestation Group, Inc.*	217,500	1,927,050
Transaction Systems Architects, Inc. (Class “A” Stock)*	111,100	2,514,193
Websense, Inc.*	47,400	1,385,976

		41,770,807

Consumer Products & Services — 1.7%
Engineered Support Systems, Inc.	80,575	4,436,459
NBTY, Inc.*	54,500	1,463,870
Rollins, Inc.	36,550	824,203

		6,724,532

Containers & Packaging — 0.4%
Silgan Holdings, Inc.*	35,300	1,503,427

AST DeAM Small-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Electronic Components & Equipment — 4.9%
Benchmark Electronics, Inc.*	110,550	$3,848,246
Checkpoint Systems, Inc.*	168,300	3,182,553
Daktronics, Inc.*	96,000	2,415,360
DSP Group, Inc.*	39,800	991,418
General Cable Corp.*	131,700	1,073,355
Landauer, Inc.	8,400	342,552
Littelfuse, Inc.*	10,300	296,846
Planar Systems, Inc.*	126,700	3,081,344
Teledyne Technologies, Inc.*	105,700	1,992,445
Varian, Inc.*	58,600	2,445,378

		19,669,497

Entertainment & Leisure — 1.4%
Ameristar Casinos, Inc.*	124,800	3,053,856
Isle of Capri Casinos, Inc.*	117,400	2,520,578

		5,574,434

Environmental Services — 0.2%
Tetra Tech, Inc.*	37,500	932,250

Farming & Agriculture — 0.3%
Delta & Pine Land Co.	46,800	1,188,720

Financial - Bank & Trust — 5.0%
East West Bancorp, Inc.	50,100	2,689,368
Flagstar Bancorp, Inc.(a)	182,100	3,900,582
Independent Bank Corp.	35,367	1,003,008
Pacific Capital Bancorp	34,400	1,266,608
R&G Financial Corp. (Class “B” Stock)	88,200	3,510,360
Republic Bancorp, Inc.	149,798	2,020,775
Texas Regional Bancshares, Inc. (Class “A” Stock)	40,920	1,514,040
UCBH Holdings, Inc.	86,700	3,378,699
Wintrust Financial Corp.	16,900	762,190

		20,045,630

Financial Services — 2.8%
Dime Community Bancshares	53,700	1,651,812
New Century Financial Corp.(a)	75,800	3,006,986
Novastar Financial, Inc.(a)	19,000	816,240
W Holding Co., Inc.	137,090	2,551,245
Westcorp, Inc.	63,000	2,302,650
World Acceptance Corp.*	50,000	995,500

		11,324,433

Healthcare Services — 3.8%
AMERIGROUP Corp.*	74,800	3,190,220
Beverly Enterprises, Inc.*(a)	314,100	2,698,119
PAREXEL International Corp.*	92,500	1,504,050
Select Medical Corp.	263,800	4,294,664
United Surgical Partners International, Inc.*	25,800	863,784
VCA Antech, Inc.*	94,600	2,930,708

		15,481,545

	Shares	Value

Hotels & Motels — 0.5%
Choice Hotels International, Inc.	54,400	$1,917,600

Industrial Products — 0.4%
Ceradyne, Inc.*	43,300	1,474,798

Internet Services — 6.5%
Advanced Digital Information Corp.*	246,600	3,452,400
Akamai Technologies, Inc.*	93,300	1,002,975
Ask Jeeves, Inc.*	83,100	1,505,772
CNET Networks, Inc.*	115,300	786,346
Digital Insight Corp.*	58,800	1,464,120
Digital River, Inc.*	14,000	309,400
EarthLink, Inc.*	188,300	1,883,000
eCollege.com, Inc.*	151,600	2,798,536
eSPEED, Inc. (Class “A” Stock)*	60,600	1,418,646
F5 Networks, Inc.*	50,800	1,275,080
FindWhat.com*	232,100	4,351,874
J2 Global Communications, Inc.*	20,600	510,262
NetBank, Inc.	74,900	999,915
Openwave Systems, Inc.*	54,700	601,700
Packeteer, Inc.*	61,400	1,042,572
Priceline.com, Inc.*	43,083	771,186
Secure Computing Corp.*	32,900	589,239
United Online, Inc.*(a)	30,750	516,293
WebEx Communications, Inc.*	54,400	1,093,440

		26,372,756

Machinery & Equipment — 1.1%
Nordson Corp.	43,600	1,505,508
Toro Co.	63,600	2,951,040

		4,456,548

Medical Supplies & Equipment — 10.3%
Advanced Medical Optics, Inc.*	51,800	1,017,870
ALARIS Medical Systems, Inc.*	107,300	1,632,033
BioReliance Corp.*	31,100	1,487,202
Cytyc Corp.*	86,900	1,195,744
Digene Corp.*	69,900	2,802,990
Enzo Biochem, Inc.*	107,610	1,927,295
Gen-Probe, Inc.*	80,200	2,924,894
Inamed Corp.*(a)	37,200	1,787,832
Integra LifeSciences Holdings Corp.*	107,200	3,069,136
Intermagnetics General Corp.*	22,100	489,736
Kyphon, Inc.*	79,700	1,978,951
Martek Biosciences Corp.*(a)	64,300	4,177,571
Merit Medical Systems, Inc.*	159,421	3,548,719
Molecular Devices Corp.*	26,900	510,831
OraSure Technologies, Inc.*	61,300	487,948
Quidel Corp.*	69,000	746,580
Regeneration Technologies, Inc.*	157,800	1,729,488
SurModics, Inc.*(a)	66,800	1,596,520
Sybron Dental Specialties, Inc.*	89,100	2,503,710
Synovis Life Technologies, Inc.*	59,800	1,216,332
Ventana Medical Systems, Inc.*	53,000	2,088,200

AST DeAM Small-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Vital Images, Inc.*	29,400	$524,496
Wilson Greatbatch Technologies, Inc.*(a)	49,200	2,079,684

		41,523,762

Metals & Mining — 0.7%
Hecla Mining Co.*	349,700	2,899,013

Office Equipment — 0.7%
United Stationers, Inc.*	64,900	2,655,708

Oil & Gas — 4.5%
Evergreen Resources, Inc.*(a)	99,500	3,234,745
KCS Energy, Inc.*	103,200	1,088,760
Oceaneering International, Inc.*	65,200	1,825,600
Patina Oil & Gas Corp.	101,625	4,978,609
Remington Oil & Gas Corp.*	110,200	2,169,838
Southwestern Energy Co.*	70,400	1,682,560
St. Mary Land & Exploration Co.	55,300	1,576,050
Unit Corp.*	61,400	1,445,970

		18,002,132

Personal Services — 1.2%
Strayer Education, Inc.	9,800	1,066,534
Sylvan Learning Systems, Inc.*	136,800	3,938,472

		5,005,006

Pharmaceuticals — 6.3%
aaiPharma, Inc.*(a)	106,400	2,672,768
Bradley Pharmaceuticals, Inc.*	103,000	2,619,290
Cell Therapeutics, Inc.*(a)	46,800	407,160
Enzon Pharmaceuticals, Inc.*	251,500	3,018,000
Esperion Therapeutics, Inc.*(a)	33,500	1,159,435
Inveresk Research Group, Inc.*	26,900	665,237
K-V Pharmaceutical Co. (Class “A” Stock)*	39,050	995,775
Kos Pharmaceuticals, Inc.*(a)	61,000	2,625,440
MGI Pharma, Inc.*	30,700	1,263,305
Onyx Pharmaceuticals, Inc.*	59,700	1,685,331
Perrigo Co.	141,800	2,229,096
Progenics Pharmaceuticals, Inc.*	13,100	247,066
SciClone Pharmaceuticals, Inc.*	108,700	736,986
Serologicals Corp.*	132,200	2,458,920
SFBC International, Inc.*	71,700	1,904,352
United Therapeutics Corp.*	38,000	872,100

		25,560,261

Real Estate — 1.4%
Alexandria Real Estate Equities, Inc. [REIT]	18,000	1,042,200
CoStar Group, Inc.*	24,800	1,033,664
Essex Property Trust, Inc. [REIT]	23,500	1,509,170
IMPAC Mortgage Holdings, Inc. [REIT]	48,600	885,006

	Shares	Value

Washington Real Estate Investment Trust [REIT]	34,200	$998,640

		5,468,680

Restaurants — 1.9%
California Pizza Kitchen, Inc.*	28,200	567,666
P.F. Chang’s China Bistro, Inc.*(a)	83,900	4,268,832
Panera Bread Co. (Class “A” Stock)*	67,100	2,652,463

		7,488,961

Retail & Merchandising — 6.0%
7-Eleven, Inc.*	174,600	2,802,330
Aeropostale, Inc.*	58,500	1,604,070
Hibbett Sporting Goods, Inc.*	14,700	438,060
Hollywood Entertainment Corp.*	221,400	3,044,250
Hot Topic, Inc.*	132,500	3,903,450
Movie Gallery, Inc.	176,800	3,302,624
PETCO Animal Supplies, Inc.*	157,800	4,805,010
Tuesday Morning Corp.*	67,100	2,029,775
Yankee Candle Co., Inc.*	78,300	2,139,939

		24,069,508

Semiconductors — 4.1%
Chippac, Inc. (Class “A” Stock)	257,200	1,952,148
Kopin Corp.*	46,100	309,331
Lattice Semiconductor Corp.*	76,900	744,392
LTX Corp.*	73,200	1,100,196
Mattson Technology, Inc.*	143,900	1,758,458
Micrel, Inc.*	40,700	634,106
Microsemi Corp.*	102,300	2,514,534
MKS Instruments, Inc.*	52,500	1,522,500
Mykrolis Corp.*	50,700	815,256
Photronics, Inc.*	127,600	2,541,792
Power Integrations, Inc.*(a)	18,400	615,664
Vitesse Semiconductor Corp.*	166,300	976,181
White Electronic Designs Corp.*	131,400	1,156,320

		16,640,878

Telecommunications — 5.7%
Aspect Communications Corp.*	132,100	2,081,896
Boston Communications Group, Inc.*	103,100	957,799
Comtech Telecommunications Corp.*	115,100	3,322,937
Golden Telecom, Inc.*	22,200	616,050
Intervoice, Inc.*	94,500	1,121,715
Intrado, Inc.*	31,900	700,205
Plantronics, Inc.*	65,800	2,148,370
RF Micro Devices, Inc.*	373,200	3,750,660
Sonus Networks, Inc.*	179,300	1,355,508
SpectraLink Corp.	77,700	1,489,509
TALK America Holdings, Inc.*	149,100	1,717,632
ViaSat, Inc.*	51,500	985,710
Westell Technologies, Inc. (Class “A” Stock)*	443,100	2,795,961

		23,043,952

AST DeAM Small-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Transportation — 0.3%
Knight Transportation, Inc.*	47,000	$1,205,550

Total Long-Term Investments
(Cost $338,615,419)		396,805,642

	Par (000)
SHORT-TERM INVESTMENTS — 9.2%
Commercial Paper — 0.5%
Concord Minutemen Capital Co.
1.13%, 02/12/04(b)	$1,244	1,240,824
Silver Tower U.S. Funding
1.13%, 02/02/04(b)	911	908,824

		2,149,648

Corporate Obligations — 3.6%
American Express Centurian
1.131%, 01/29/04 [FRN](b)(c)	2,271	2,271,353
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	1,569	1,569,282
Canadian Imperial Bank of Commerce
1.111%, 01/29/04 [FRN](b)(c)	1,230	1,229,784
Merrill Lynch & Co., Inc.
1.13%, 01/02/04 [FRN](b)(c)	4,673	4,672,962
1.13%, 01/02/04(b)	454	453,528
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	239	239,478
1.08%, 01/02/04 [FRN](b)(c)	486	485,703
Natexis Banques Populaires
1.10%, 01/02/04 [FRN](b)(c)	2,668	2,667,570
Societe Generale
1.08%, 01/02/04 [FRN](b)(c)	1,067	1,066,338

		14,655,998

	Shares
Non-Registered Investment Company — 4.2%
BlackRock Institutional Money Market Trust(b)(j)	16,480,413	16,480,413

	Par (000)	Value

Repurchase Agreements — 0.5%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $1,889,807 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $2,318,583, market value including accrued interest $1,946,428)(b)	$1,890	$1,889,702

Time Deposits — 0.2%
Chase Manhattan Bank
0.875%, 01/02/04(b)	690	689,892
UBS Bank
0.938%, 01/02/04(b)	309	309,220

		999,112

U.S. Treasury Obligation — 0.2%
U.S. Treasury Bills
0.93%, 01/29/04(k)(n)	1,000	999,324

Total Short-Term Investments
(Cost $37,174,150)		37,174,197

Total Investments — 107.6%
(Cost $375,789,569; Note 5)		433,979,839
Liabilities in Excess of Other Assets — (7.6%)		(30,550,032)

Net Assets — 100.0%		$403,429,807

AST DeAM Small-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

The following abbreviations are used in portfolio descriptions:

FRN	Floating Rate Note
REIT	Real Estate Investment Trust

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $34,443,314; cash collateral $36,174,873 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.

(k)	Securities with an aggregate market value of $999,324 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Description	Expiration Month	Number of Contracts	Contracts at Trade Date Value	Contracts at Current Value	Unrealized Appreciation

Long Positions:
Russell 2000	03/04	26	$7,212,200	$7,243,600	$31,400

(n)	Rates shown are the effective yields at purchase date.

See Notes to Financial Statements.

AST Federated Aggressive Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 97.8%
COMMON STOCK
Advertising — 1.0%
Getty Images, Inc.*	11,200	$561,456
Lamar Advertising Co.*	17,500	653,100
Valueclick, Inc.*	76,440	694,075

		1,908,631

Aerospace — 0.4%
DRS Technologies, Inc.*	24,211	672,582

Airlines
Ryanair Holdings PLC [ADR]*	142	7,191

Automotive Parts — 4.5%
Advance Auto Parts, Inc.*	80,236	6,531,211
Monro Muffler Brake, Inc.*	95,431	1,909,574

		8,440,785

Broadcasting — 1.3%
Entercom Communications Corp.*	9,680	512,653
Sky Perfect Communications, Inc. (Japan)*	1,456	1,711,822
Spanish Broadcasting Systems, Inc. (Class “A” Stock)*	21,600	226,800

		2,451,275

Building Materials — 0.3%
Cemex SA de CV [ADR]	2,100	55,230
Simpson Manufacturing Co., Inc.*	8,160	415,018

		470,248

Business Services — 5.3%
Arbitron, Inc.*	11,400	475,608
Ctrip.Com International Ltd. [ADR]*	32,700	1,112,127
Exponent, Inc.*	30,035	642,749
Exult, Inc.*	119,080	847,850
Fair Isaac Corp.	11,232	552,165
Indus International, Inc.*	286,000	858,000
Informatica Corp.*	118,695	1,222,559
Kroll, Inc.*	19,970	519,220
Marimba, Inc.*	8,300	45,650
Monster Worldwide, Inc.*	63,960	1,404,561
NuCo2, Inc.*	37,600	476,392
Pegasus Solutions, Inc.*	25,600	268,032
SM&A*	24,900	291,330
Tech Data Corp.*	23,608	937,002
Visual Networks, Inc.*	160,580	359,699

		10,012,944

Cable Television — 4.1%
Central European Media Enterprises Ltd. (Class “A” Stock)*	442,888	7,692,965

Chemicals — 0.4%
Cabot Microelectronics Corp.*	16,770	821,730

	Shares	Value

Computer Hardware — 3.8%
Cray, Inc.*	43,520	$432,154
Komag, Inc.*	34,900	510,587
Lexar Media, Inc.*	27,100	472,353
Maxtor Corp.*	87,400	970,140
SanDisk Corp.*	7,840	479,338
Seagate Technology	108,070	2,042,523
Synaptics, Inc.*	148,834	2,229,533

		7,136,628

Computer Services & Software — 6.0%
Altiris, Inc.*	22,568	823,281
At Road, Inc.*	13,250	176,225
Avid Technology, Inc.*	4,000	192,000
BARRA, Inc.	5,600	198,744
BindView Development Corp.*	144,500	544,765
Business Objects SA [ADR]*	38,480	1,334,102
Cognos, Inc. (Canada)*	6,978	213,666
DigitalNet Holdings, Inc.*	18,400	358,800
EMC Corp.*	33,114	427,833
FactSet Research Systems, Inc.	4,960	189,522
FileNET Corp.*	19,656	532,284
Hummingbird Ltd. (Canada)*	19,800	426,690
Magma Design Automation, Inc.*	64,740	1,511,032
Manhattan Associates, Inc.*	7,930	219,185
MicroStrategy, Inc. (Class “A” Stock)*	3,450	181,056
Netegrity, Inc.*	55,640	573,648
Niku Corp.*	23,300	198,050
OpenTV Corp.*	99,100	331,985
PEC Solutions, Inc.*	10,400	176,280
Pervasive Software, Inc.*	107,744	781,144
SafeNet, Inc.*	41,800	1,286,186
Siebel Systems, Inc.*	35,300	489,611

		11,166,089

Consumer Products & Services — 2.3%
1-800-Flowers.Com, Inc.*	48,900	540,834
Concorde Career Colleges, Inc.*	16,600	414,502
Dollar Thrifty Automotive Group, Inc.*	34,610	897,783
eDiets.Com, Inc. (Class “A” Stock)*	51,300	316,008
Elizabeth Arden, Inc.*	37,800	752,976
NBTY, Inc.*	49,700	1,334,942

		4,257,045

Electronic Components & Equipment — 2.5%
American Power Conversion Corp.	31,167	762,033
Avnet, Inc.*	7,600	164,616
CEVA, Inc.*	146,978	1,528,571
M-Systems Flash Disk Pioneers Ltd. (Israel)*	45,200	781,056
Vicor Corp.*	84,656	965,925
Wolfson Microelectronics PLC (United Kingdom)*	87,500	501,244

		4,703,445

AST Federated Aggressive Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Entertainment & Leisure — 3.5%
Ambassadors Group, Inc.	10,100	$237,249
Dover Downs Gaming & Entertainment, Inc.	12,120	114,655
International Speedway Corp. (Class “A” Stock)	29,328	1,309,788
Speedway Motorsports, Inc.	31,700	916,764
Winnebago Industries, Inc.	58,700	4,035,626

		6,614,082

Environmental Services — 0.1%
Allied Waste Industries, Inc.*	15,500	215,140

Financial Services — 3.3%
Affiliated Managers Group, Inc.*	15,458	1,075,722
Bankrate, Inc.*	46,900	580,622
Federal Agricultural Mortgage Corp.*	24,138	771,450
IndyMac Bancorp, Inc.	12,180	362,842
Providian Financial Corp.*	242,256	2,819,861
SFGC Co., Ltd. (Japan)	5,200	666,679

		6,277,176

Food — 0.7%
Dean Foods Co.*	4,125	135,589
Volume Services America Holdings, Inc.	55,000	915,750
Whole Foods Market, Inc.	5,200	349,076

		1,400,415

Healthcare Services — 3.4%
Community Health Systems, Inc.*	18,600	494,388
LifePoint Hospitals, Inc.*	37,981	1,118,541
Medarex, Inc.*	115,700	720,811
National Dentex Corp.*	14,590	350,160
Province Healthcare Co.*	32,032	512,512
Select Medical Corp.	27,000	439,560
Sequenom, Inc.*	40,600	129,108
TLC Vision Corp. (Canada)*	85,100	564,213
United Surgical Partners International, Inc.*	29,890	1,000,717
VCA Antech, Inc.*	34,750	1,076,555

		6,406,565

Hotels & Motels — 1.4%
Orient-Express Hotels Ltd.	59,093	970,898
Prime Hospitality Corp.*	163,342	1,666,088

		2,636,986

Industrial Products — 0.2%
Steel Dynamics, Inc.*	13,060	306,779

Insurance — 2.5%
Axis Capital Holdings Ltd.*	17,012	498,111
Endurance Specialty Holdings Ltd.	7,700	258,335
Philadelphia Consolidated Holdings Corp.*	34,024	1,661,392
RTW, Inc.*	50,730	326,701

	Shares	Value

WellChoice, Inc.*	55,740	$1,923,030

		4,667,569

Internet Services — 3.8%
Advanced Digital Information Corp.*	15,050	210,700
Digital Impact, Inc.*	342,550	986,544
eCollege.com, Inc.*	15,166	279,964
Mediagrif Interactive Technologies, Inc. (Canada)*	168,400	1,391,768
Netopia, Inc.*	50,700	739,206
NIC, Inc.*	207,792	1,668,570
Online Resources Corp.*	216,959	1,433,882
Online Resources Corp. (Germany)*144A	61,000	400,160

		7,110,794

Machinery & Equipment — 0.1%
Graco, Inc.	5,690	228,169

Medical Supplies & Equipment — 6.7%
Aspect Medical Systems, Inc.*	68,960	786,834
Cambridge Heart, Inc.*	340,600	306,540
Cytyc Corp.*	120,848	1,662,868
DJ Orthopedics, Inc.*	36,214	970,535
Dyax Corp.*	331,244	2,722,826
Endologix, Inc.*	131,100	520,467
Illumina, Inc.*	27,800	195,990
Inamed Corp.*	17,530	842,492
Invitrogen Corp.*	7,000	490,000
Kyphon, Inc.*	54,674	1,357,555
OraSure Technologies, Inc.*	14,000	111,440
Orthofix International NV*	33,134	1,622,903
Therasense, Inc.*	37,440	760,032
Zoll Medical Corp.*	3,700	131,276

		12,481,758

Metals & Mining — 0.9%
Glamis Gold Ltd. (Canada)*	39,900	683,088
Golden Star Resources Ltd. (Canada)*	32,100	223,737
Hecla Mining Co.*	34,200	283,518
Pan American Silver Corp. (Canada)*	11,100	158,730
Placer Dome, Inc.	16,400	293,724

		1,642,797

Oil & Gas — 1.0%
Anadarko Petroleum Corp.	18,000	918,180
Encore Acquisition Co.*	20,400	502,860
Oceaneering International, Inc.*	16,520	462,560

		1,883,600

Personal Services — 0.1%
Universal Technical Institute, Inc.*	6,900	207,000

Pharmaceuticals — 8.5%
Acusphere, Inc.*	117,000	1,027,260
Alexion Pharmaceuticals, Inc.*	118,604	2,018,641
Atrix Laboratories, Inc.*	43,310	1,041,172

AST Federated Aggressive Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Avigen, Inc.*	63,800	$375,144
Biovail Corp. (Canada)*	10,000	214,900
Corixa Corp.*	20,000	120,800
CV Therapeutics, Inc.*	27,976	410,128
DOV Pharmaceutical, Inc.*	42,920	578,132
Dr. Reddy’s Laboratories Ltd. [ADR]	11,360	359,544
Encysive Pharmaceuticals, Inc.*	25,000	223,750
Eon Labs, Inc.*	10,180	518,671
Exelixis, Inc.*	28,990	205,249
I-Flow Corp.*	25,300	351,923
ILEX Oncology, Inc.*	34,700	737,375
InterMune, Inc.*	9,530	220,715
King Pharmaceuticals, Inc.*	56,280	858,833
MIM Corp.*	34,010	239,090
Neurochem, Inc. (Canada)*	63,100	1,487,898
Onyx Pharmaceuticals, Inc.*	35,150	992,285
Point Therapeutics, Inc.*144A (cost $700,000; purchased 9/26/03)(g)(o)	350,000	1,055,250
Ranbaxy Laboratories-Sp [GDR]	12,500	300,876
Shire Pharmaceuticals Group PLC [ADR]*	24,024	697,897
Telik, Inc.*	73,642	1,694,502
Vicuron Pharmaceuticals, Inc.*	13,200	246,180

		15,976,215

Printing & Publishing — 0.2%
Journal Communications, Inc. (Class “A” Stock)	25,000	463,250

Real Estate — 4.5%
Agree Realty Corp. [REIT]	5,200	147,056
American Financial Realty Trust [REIT]	10,000	170,500
Coachmen Industries, Inc.	120,200	2,176,822
CoStar Group, Inc.*	37,357	1,557,040
First Potomac Realty Trust [REIT]*	75,000	1,405,500
Wetherspoon (J.D.) PLC (United Kingdom)	608,816	3,040,756

		8,497,674

Restaurants — 2.9%
Bob Evans Farms, Inc.	5,620	182,425
Outback Steakhouse, Inc.	21,400	946,094
Ruby Tuesday, Inc.	16,700	475,783
The Cheesecake Factory, Inc.*	85,428	3,761,395

		5,365,697

Retail & Merchandising — 3.7%
A.C. Moore Arts & Crafts, Inc.*	18,800	362,088
CarMax, Inc.*	25,955	802,788
Cost Plus, Inc.*	6,100	250,100
Dick’s Sporting Goods, Inc.*	10,577	514,677
Dollar Tree Stores, Inc.*	36,300	1,091,178
Family Dollar Stores, Inc.	8,910	319,691
LKQ Corp.*	12,700	227,965

	Shares	Value

PETCO Animal Supplies, Inc.*	10,000	$304,500
PETsMART, Inc.	71,850	1,710,030
Shoe Carnival, Inc.*	7,700	137,060
Talbots, Inc. (The)	37,960	1,168,409

		6,888,486

Semiconductors — 8.2%
Amkor Technology, Inc.*	20,600	375,126
ARM Holdings PLC [ADR]*	252,476	1,742,084
Asyst Technologies, Inc.*	48,500	841,475
ATI Technologies, Inc. (Canada)*	85,970	1,299,866
August Technology Corp.*	39,000	723,450
Cirrus Logic, Inc.*	63,200	484,744
Conexant Systems, Inc.*	88,200	438,354
Cree, Inc.*	74,360	1,315,428
ESS Technology, Inc.*	13,600	231,336
Genus, Inc.*	346,000	2,076,000
GlobespanVirata, Inc.*	106,782	627,878
Integrated Device Technology, Inc.*	94,100	1,615,697
Kopin Corp.*	15,700	105,347
Metron Technology NV*	178,400	767,120
MKS Instruments, Inc.*	9,800	284,200
TriQuint Semiconductor, Inc.*	46,600	329,462
Ultratech Stepper, Inc.*	22,900	672,573
Vitesse Semiconductor Corp.*	95,742	562,006
Xicor, Inc.*	79,400	900,396

		15,392,542

Telecommunications — 4.1%
Foundry Networks, Inc.*	35,464	970,295
Hungarian Telephone & Cable Co.*	10,100	99,586
Intrado, Inc.*	39,437	865,642
L-3 Communications Holdings, Inc.*	8,370	429,883
RADVision Ltd. (Israel)*	174,410	1,990,018
TALK America Holdings, Inc.*	157,300	1,812,096
UTStarcom, Inc.*	25,380	940,837
Western Wireless Corp. (Class “A” Stock)*	24,600	451,656
Wireless Matrix Corp. (Canada)*	51,200	64,978

		7,624,991

Transportation — 6.0%
ABX Air, Inc.*	892,880	3,839,384
EGL, Inc.*	91,000	1,597,960
Expeditors International of Washington, Inc.	51,896	1,954,403
Forward Air Corp.*	26,800	737,000
Quality Distribution, Inc.*	107,600	2,103,580
UTI Worldwide, Inc.	25,345	961,336

		11,193,663

Utilities — 0.1%
Consolidated Water Co. Ltd.	7,200	144,360

Total Common Stock
(Cost $145,951,252)		183,367,266

AST Federated Aggressive Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

PREFERRED STOCK
Telecommunications
Crown Castle International Corp., 6.25%*
(Cost $68,513)	2,100	$91,350

WARRANT*
Pharmaceuticals
Point Therapeutics, expiring on 09/24/2008
(Cost $0)	175,000	0

Total Long-Term Investments
(Cost $146,019,765)		183,458,616

	Par (000)	Value

SHORT-TERM INVESTMENT — 1.8%
Repurchase Agreement
Greenwich Capital Markets, Inc.
0.70%, maturing 12/31/03, to be repurchased on 01/02/04, repurchase price $3,444,134 (Collateralized by U.S. Treasury Bills, 2.875%(n), maturing 06/30/04, par value $3,484,000, market value including accrued interest $3,515,574) (Cost $3,444,000)	$3,444	$3,444,000

Total Investments — 100.4%
(Cost $149,463,765; Note 5)		186,902,616
Liabilities in Excess of Other Assets — (0.4%)		662,581

Net Assets — 100.0%		$187,565,197

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

symbol	description
*	Non-income producing security.

(g)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid security is $700,000. The aggregate value, $1,055,250 represents 0.56% of net assets.
(n)	Rates shown are the effective yields at purchase date.
(o)	Indicates a fair valued security.

See Notes to Financial Statements.

AST Goldman Sachs Small-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 98.3%
COMMON STOCK
Advertising — 0.8%
ADVO, Inc.	46,784	$1,485,860
Getty Images, Inc.*	3,500	175,455
Lamar Advertising Co.*(a)	28,974	1,081,310

		2,742,625

Aerospace — 2.2%
DRS Technologies, Inc.*	11,032	306,469
Ducommun, Inc.*	99,350	2,220,473
MTC Technologies, Inc.*	123,353	3,974,433
Rockwell Collins, Inc.	31,128	934,774

		7,436,149

Airlines — 0.3%
AirTran Holdings, Inc.*	98,483	1,171,948

Automobile Manufacturers — 0.3%
Monaco Coach Corp.*	36,936	879,077

Automotive Parts — 3.6%
American Axle & Manufacturing Holdings, Inc.*(a)	67,750	2,738,455
ArvinMeritor, Inc.	66,326	1,599,783
Lear Corp.	12,149	745,098
Superior Industries International, Inc.	19,932	867,441
Wabash National Corp.*	212,553	6,227,803

		12,178,580

Beverages — 0.1%
Pepsi Bottling Group, Inc.(a)	12,200	294,996

Broadcasting — 0.7%
Belo Corp. (Class “A” Stock)	23,762	673,415
Regent Communications, Inc.*	212,375	1,348,581
Saga Communications, Inc. (Class “A” Stock)*	27,881	516,635

		2,538,631

Building Materials — 2.7%
American Standard Companies, Inc.*	9,733	980,113
ElkCorp	41,171	1,099,266
Hughes Supply, Inc.	83,019	4,119,402
Lennox International, Inc.	49,360	824,312
Texas Industries, Inc.	18,146	671,402
Universal Forest Products, Inc.	46,214	1,487,167

		9,181,662

Business Services — 1.2%
John H. Harland Co.	20,201	551,487
Medical Staffing Network Holdings, Inc.*	157,952	1,729,575
PRG-Schultz International, Inc.*(a)	271,360	1,329,664
Tech Data Corp.*	16,300	646,947

		4,257,673

	Shares	Value

Chemicals — 3.3%
Agrium, Inc. (Canada)	168,697	$2,776,753
Albemarle Corp.	67,392	2,019,738
Cytec Industries, Inc.*	19,098	733,172
Minerals Technologies, Inc.	24,418	1,446,767
Monsanto Co.	24,600	707,988
Praxair, Inc.	22,200	848,040
Sensient Technologies Corp.(a)	111,564	2,205,620
TETRA Technologies, Inc.*	31,536	764,433

		11,502,511

Clothing & Apparel — 1.4%
K-Swiss, Inc. (Class “A” Stock)	33,586	808,079
Kellwood Co.	54,562	2,237,042
OshKosh B’Gosh, Inc. (Class “A” Stock)	19,224	412,547
Too, Inc.*	64,524	1,089,165
Tropical Sportswear International Corp.*	179,209	390,676

		4,937,509

Computer Hardware — 1.7%
Hutchinson Technology, Inc.*(a)	110,718	3,403,472
Imation Corp.	24,949	876,957
Integrated Circuit Systems, Inc.*	20,400	581,196
Komag, Inc.*	52,626	769,918
Storage Technology Corp.*	8,700	224,025

		5,855,568

Computer Services & Software — 2.9%
Activision, Inc.*	58,600	1,066,520
Anteon International Corp.*	12,200	439,810
CDW Corp.	13,800	797,088
Enterasys Networks, Inc.*	154,114	577,928
Extreme Networks, Inc.*	146,504	1,056,294
GTSI Corp.*	10,889	150,824
NetIQ Corp.*	205,185	2,718,700
OPNET Technologies, Inc.*	56,573	931,192
ScanSource, Inc.*	42,721	1,948,932
Symantec Corp.*(a)	11,768	407,761

		10,095,049

Conglomerates — 0.3%
ITT Industries, Inc.	6,300	467,523
Johnson Controls, Inc.	4,257	494,323

		961,846

Construction — 1.4%
Beazer Homes USA, Inc.	15,630	1,526,426
Standard Pacific Corp.	54,117	2,627,380
WCI Communities, Inc.*	25,584	527,286

		4,681,092

Consumer Products & Services — 4.0%
Aaron Rents, Inc. (Class “B” Stock)	91,990	1,851,759
Clorox Co.	8,600	417,616

AST Goldman Sachs Small-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Concord Camera Corp.*	153,311	$1,418,127
Elizabeth Arden, Inc.*	119,472	2,379,882
Estee Lauder Companies, Inc. (Class “A” Stock)	12,475	489,769
Fossil, Inc.*	69,684	1,951,849
Helen of Troy Ltd.*	26,289	608,590
Jarden Corp.*	112,482	3,075,257
Oneida Ltd.*(a)	115,111	678,004
Rayovac Corp.*	13,327	279,201
UST, Inc.	17,903	638,958

		13,789,012

Containers & Packaging — 0.4%
Packaging Corp. of America	27,925	610,440
Sealed Air Corp.*	8,700	471,018
Sonoco Products Co.	14,066	346,305

		1,427,763

Electronic Components & Equipment — 3.8%
Artisan Components, Inc.*	48,016	984,328
Baldor Electric Co.	26,086	596,065
EDO Corp.	52,251	1,287,987
Fargo Electronics, Inc.*	119,030	1,514,062
FLIR Systems, Inc.*(a)	27,785	1,014,153
Franklin Electric Co., Inc.	21,309	1,288,981
GrafTech International Ltd.*	254,954	3,441,879
LoJack Corp.*	15,418	124,269
OpticNet, Inc.*	20,300	0
Rockwell Automation, Inc.	16,200	576,720
Symbol Technologies, Inc.	23,500	396,915
Varian, Inc.*	31,352	1,308,319
Zebra Technologies Corp. (Class “A” Stock)*	9,225	612,263

		13,145,941

Entertainment & Leisure — 1.2%
Argosy Gaming Co.*	54,605	1,419,184
Harrah’s Entertainment, Inc.	12,844	639,246
Station Casinos, Inc.	72,235	2,212,558

		4,270,988

Environmental Services — 0.8%
Republic Services, Inc.	29,446	754,701
TRC Companies, Inc.*	33,374	702,856
Waste Connections, Inc.*	34,472	1,302,008

		2,759,565

Financial - Bank & Trust — 12.8%
Accredited Home Lenders Holding Co.*	52,323	1,601,084
Alabama National Bancorp	12,710	667,911
Banknorth Group, Inc.	31,691	1,030,908
BankUnited Financial Corp.*	84,108	2,169,145
Berkshire Hills Bancorp, Inc.	25,551	924,946
Brookline Bancorp, Inc.(a)	112,548	1,726,486

	Shares	Value

Capital Corp of the West*	6,981	$276,727
Cardinal Financial Corp.*	73,195	606,055
Citizens Banking Corp.	96,814	3,167,754
City National Corp.	17,800	1,105,736
Community First Bankshares, Inc.	57,768	1,671,806
Corus Bankshares, Inc.	36,438	1,149,983
Fidelity Bankshares, Inc.	40,623	1,275,562
First Community Bancorp	39,907	1,442,239
First Niagara Financial Group, Inc.	164,278	2,449,385
First Oak Brook Bancshares, Inc.	22,493	675,015
Greater Bay Bancorp(a)	125,024	3,560,683
IBERIABANK Corp.	29,817	1,759,203
Interchange Financial Services Corp.	10,666	269,850
Irwin Financial Corp.	51,868	1,628,655
M&T Bank Corp.	12,363	1,215,283
Main Street Banks, Inc.	44,227	1,172,016
Mercantile Bankshares Corp.	9,900	451,242
New York Community Bancorp, Inc.(a)	23,300	886,565
North Fork Bancorp, Inc.(a)	19,300	781,071
PFF Bancorp, Inc.	80,458	2,919,016
Republic Bancorp, Inc.	148,505	2,003,332
Southcoast Financial Corp.*	18,928	397,488
SouthTrust Corp.	28,604	936,209
Sterling Bancorp	22,317	636,035
Sun Bancorp, Inc.*	13,405	353,892
United Community Banks, Inc.	33,906	1,115,507
Western Sierra Bancorp*	1,403	65,941
Wintrust Financial Corp.	30,963	1,396,431

		43,489,161

Financial Services — 3.4%
Affiliated Managers Group, Inc.*(a)	26,151	1,819,848
AMBAC Financial Group, Inc.	4,100	284,499
Bear Stearns Companies, Inc.(a)	6,522	521,434
CIT Group, Inc.	23,200	834,040
Countrywide Financial Corp.(a)	12,556	952,373
Financial Federal Corp.*	64,177	1,960,607
IndyMac Bancorp, Inc.	74,781	2,227,726
LaBranche & Co., Inc.*(a)	142,333	1,661,026
Sky Financial Group, Inc.	54,830	1,422,290

		11,683,843

Food — 0.4%
American Italian Pasta Co. (Class “A” Stock)(a)	24,563	1,029,190
Hain Celestial Group, Inc.*	13,795	320,182

		1,349,372

Healthcare Services — 0.8%
NDCHealth Corp.(a)	39,811	1,019,958
United Surgical Partners International, Inc.*	51,068	1,709,756

		2,729,714

AST Goldman Sachs Small-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Hotels & Motels — 0.1%
Hilton Hotels Corp.	29,707	$508,881

Industrial Products — 3.6%
Actuant Corp.*	63,318	2,292,112
Carlisle Companies, Inc.	7,600	462,536
Harsco Corp.	55,946	2,451,553
Lydall, Inc.*	194,554	1,982,505
Maverick Tube Corp.*	105,402	2,028,989
Mueller Industries, Inc.*	71,026	2,440,453
Nucor Corp.(a)	10,349	579,544

		12,237,692

Insurance — 5.4%
Aetna, Inc.	9,503	642,213
AmerUs Group Co.(a)	39,591	1,384,497
Axis Capital Holdings Ltd.*	10,000	292,800
Donegal Group, Inc.	27,302	601,190
Horace Mann Educators Corp.	55,029	768,755
Hub International Ltd. (Canada)	61,597	1,032,366
Navigators Group, Inc.*	32,353	998,737
NYMAGIC, Inc.	27,609	757,039
PartnerRe Ltd.	16,723	970,770
ProAssurance Corp.*	43,951	1,413,025
PXRE Corp.	51,001	1,202,094
RenaissanceRe Holdings Ltd.(a)	23,705	1,162,730
RLI Corp.	58,143	2,178,036
St. Paul Companies, Inc.(a)	8,100	321,165
StanCorp Financial Group, Inc.	25,745	1,618,846
Torchmark Corp.	13,300	605,682
U.S.I. Holdings Corp.*	74,743	975,396
UnumProvident Corp.	21,100	332,747
Willis Group Holdings Ltd. (United Kingdom)*	33,089	1,127,342

		18,385,430

Internet Services — 2.4%
Ask Jeeves, Inc.*	7,918	143,474
GTECH Holdings Corp.(a)	32,777	1,622,134
Lionbridge Technologies, Inc.*	460,315	4,423,627
NetBank, Inc.	41,013	547,524
SeeBeyond Technology Corp.*	193,298	829,248
United Online, Inc.*(a)	32,424	544,399

		8,110,406

Machinery & Equipment — 1.3%
Eaton Corp.	9,200	993,416
Hydril Co.*	28,141	673,414
Stanley Works	8,600	325,682
Terex Corp.*	81,246	2,313,886

		4,306,398

Medical Supplies & Equipment — 1.0%
AmerisourceBergen Corp.	12,400	696,260
Charles River Laboratories International, Inc.*	14,500	497,785

	Shares	Value

Lifeline Systems, Inc.*	14,694	$279,186
Radiologix, Inc.*	273,944	928,670
Sybron Dental Specialties, Inc.*	39,846	1,119,673

		3,521,574

Metals & Mining — 1.5%
Commercial Metals Co.	131,666	4,002,646
Precision Castparts Corp.	11,000	499,510
Schnitzer Steel Industries, Inc. (Class “A” Stock)	10,451	632,286

		5,134,442

Oil & Gas — 5.6%
AGL Resources, Inc.	34,431	1,001,942
Evergreen Resources, Inc.*(a)	114,673	3,728,019
Frontier Oil Corp.	66,873	1,151,553
Murphy Oil Corp.(a)	6,700	437,577
Northwest Natural Gas Co.	86,243	2,651,972
Patina Oil & Gas Corp.	80,287	3,933,261
Piedmont Natural Gas Co., Inc.(a)	14,063	611,178
Range Resources Corp.	163,847	1,548,354
Sunoco, Inc.(a)	16,300	833,745
WGL Holdings, Inc.	40,406	1,122,883
Williams Companies, Inc.	117,400	1,152,868
XTO Energy, Inc.(a)	39,800	1,126,340

		19,299,692

Paper & Forest Products — 1.6%
Caraustar Industries, Inc.*	359,709	4,963,985
Plum Creek Timber Co., Inc.	13,118	399,443
Wausau-Mosinee Paper Corp.	21,864	295,601

		5,659,029

Pharmaceuticals — 1.9%
Covance, Inc.*(a)	94,621	2,535,842
Kos Pharmaceuticals, Inc.*(a)	37,996	1,635,348
MedImmune, Inc.*	12,900	327,660
Priority Healthcare Corp. (Class “B” Stock)*(a)	45,324	1,092,762
United Therapeutics Corp.*	40,280	924,426

		6,516,038

Printing & Publishing — 0.4%
Journal Register Co.*	69,223	1,432,916

Real Estate — 8.2%
Agree Realty Corp. [REIT]	20,146	569,729
Avalonbay Communities, Inc. [REIT]	12,920	617,576
Brandywine Realty Trust [REIT]	40,983	1,097,115
Capital Automotive [REIT]	26,634	852,288
Commercial Net Lease Realty, Inc. [REIT]	108,929	1,938,936
Correctional Properties Trust [REIT]	90,750	2,613,600
Entertainment Properties Trust [REIT]	51,681	1,793,848
Gables Residential Trust [REIT]	16,361	568,381
Healthcare Realty Trust, Inc. [REIT]	35,264	1,260,688

AST Goldman Sachs Small-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Highwoods Properties, Inc. [REIT]	11,600	$294,640
iStar Financial, Inc. [REIT]	36,303	1,412,187
LaSalle Hotel Properties [REIT]	32,375	600,556
Lexington Corp. Properties Trust [REIT]	83,994	1,695,839
Liberty Property Trust [REIT]	12,582	489,440
MFA Mortgage Investments, Inc. [REIT]	86,789	846,193
Parkway Properties, Inc. [REIT]	52,320	2,176,512
Post Properties, Inc. [REIT]	22,719	634,314
Prentiss Properties Trust [REIT]	97,202	3,206,693
Public Storage, Inc. [REIT]	7,800	338,442
RAIT Investment Trust [REIT]	83,495	2,137,472
Summit Properties, Inc. [REIT]	123,480	2,965,989

		28,110,438

Restaurants — 1.0%
BUCA, Inc.*	175,769	1,196,988
California Pizza Kitchen, Inc.*	30,534	614,649
Total Entertainment Restaurant Corp.*	76,740	927,019
Yum! Brands, Inc.*	17,200	591,680

		3,330,336

Retail & Merchandising — 5.3%
Abercrombie & Fitch Co.*	8,400	207,564
AnnTaylor Stores Corp.*(a)	129,563	5,052,956
Brookstone, Inc.*	76,830	1,637,247
Charlotte Russe Holding, Inc.*	50,930	705,890
Federated Department Stores, Inc.(a)	21,520	1,014,238
Gymboree Corp.*	105,575	1,819,057
Limited Brands(a)	16,900	304,707
Linens ‘n Things, Inc.*	47,370	1,424,890
Michaels Stores, Inc.	11,000	486,200
Penney (J.C.) Co., Inc.	33,600	883,008
Ross Stores, Inc.	19,600	518,028
School Specialty, Inc.*	41,507	1,411,653
TJX Companies, Inc.(a)	29,800	657,090
Tuesday Morning Corp.*	32,342	978,346
Zale Corp.*	21,133	1,124,276

		18,225,150

Semiconductors — 0.6%
Actel Corp.*	9,486	228,613
Power Integrations, Inc.*(a)	41,897	1,401,874
Tessera Technologies, Inc.*	29,598	556,738

		2,187,225

Telecommunications — 1.5%
CenturyTel, Inc.(a)	17,000	554,540
Ditech Communications Corp.*	66,450	1,269,195
Tellabs, Inc.*	62,400	526,032
West Corp.*	126,083	2,928,908

		5,278,675

	Shares	Value

Transportation — 2.4%
Heartland Express, Inc.	47,769	$1,155,532
Landstar System, Inc.*	79,356	3,018,702
OMI Corp.*	269,315	2,404,983
SCS Transportation, Inc.*	67,503	1,186,703
Yellow Roadway Corp.*	8,600	311,062

		8,076,982

Utilities — 4.0%
Atmos Energy Corp.	30,449	739,911
Avista Corp.	36,406	659,677
Central Vermont Public Service Corp.	11,932	280,402
CH Energy Group, Inc.	11,791	552,998
Cinergy Corp.(a)	7,100	275,551
El Paso Electric Co.*	148,267	1,979,363
Empire District Electric Co.	20,334	445,925
Energen Corp.	16,399	672,851
Energy East Corp.	59,495	1,332,688
Entergy Corp.	13,389	764,914
FirstEnergy Corp.	27,087	953,462
FPL Group, Inc.	5,467	357,651
MGE Energy, Inc.	1,213	38,222
PG&E Corp.*(a)	16,500	458,205
Pinnacle West Capital Corp.	9,400	376,188
PNM Resources, Inc.	60,879	1,710,700
PPL Corp.(a)	17,244	754,425
Puget Energy, Inc.	12,600	299,502
SCANA Corp.	7,800	267,150
South Jersey Industries, Inc.	16,460	666,630
Wisconsin Energy Corp.	9,300	311,085

		13,897,500

Total Long-Term Investments
(Cost $269,504,084)		337,579,079

	Par (000)
SHORT-TERM INVESTMENTS — 13.2%
Commercial Paper — 1.3%
Amsterdam Funding Corp.
1.10%, 01/05/04(b)	$907	906,221
Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)	738	737,521
General Electric Capital Corp.
1.11%, 02/05/04(b)	547	545,077
Lexington Parker Capital Co.
1.10%, 01/12/04(b)	475	473,631
Tannehill Capital Co.
1.10%, 01/08/04(b)	329	328,592
1.11%, 01/13/04(b)	379	378,487
Tulip Funding Corp.
1.10%, 01/21/04(b)	1,214	1,213,320

		4,582,849

AST Goldman Sachs Small-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

Corporate Obligations — 5.4%
American Express Centurian
1.131%, 01/29/04 [FRN](b)(c)	$1,128	$1,128,181
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	841	840,910
1.12%, 01/02/04 [FRN](b)(c)	969	969,484
General Electric Capital Corp.
1.13%, 01/02/04 [FRN](b)(c)	311	311,305
Merrill Lynch & Co., Inc.
1.13%, 01/02/04 [FRN](b)(c)	1,435	1,434,560
1.13%, 01/02/04(b)	446	446,084
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	316	315,580
1.08%, 01/02/04 [FRN](b)(c)	3,772	3,771,891
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	4,661	4,661,296
1.10%, 01/02/04 [FRN](b)(c)	3,585	3,584,083
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	933	932,458
1.111%, 01/29/04 [FRN](b)(c)	200	199,463

		18,595,295

	Shares
Non-Registered Investment Company — 5.6%
BlackRock Institutional Money Market Trust(b)(j)	18,980,640	18,980,640

	Par (000)	Value

Repurchase Agreement — 0.5%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $1,858,785 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $2,280,522, market value including accrued interest $1,914,477)(b)	$1,859	$1,858,682

Time Deposits — 0.4%
Chase Manhattan Bank
0.875%, 01/02/04(b)	1,108	1,108,426
UBS Bank
0.938%, 01/02/04(b)	384	383,843

		1,492,269

Total Short-Term Investments
(Cost $45,509,735)		45,509,735

Total Investments — 111.5%
(Cost $315,013,819; Note 5)		383,088,814
Liabilities in Excess of Other Assets — (11.5%)		(39,646,806)

Net Assets — 100.0%		$343,442,008

The following abbreviations are used in portfolio descriptions:

FRN	Floating Rate Note
REIT	Real Estate Investment Trust

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $43,590,588; cash collateral $45,509,735 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.

See Notes to Financial Statements.

AST Gabelli Small-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 90.4%
COMMON STOCK — 90.2%
Advertising — 0.3%
Interep National Radio Sales, Inc.*	62,000	$84,320
Penton Media, Inc.*	310,000	421,600
ValueVision Media, Inc.*	91,510	1,528,217

		2,034,137

Aerospace — 2.7%
Alliant Techsystems, Inc.*	54,360	3,139,834
Curtiss-Wright Corp. (Class “B” Stock)	100,000	4,490,000
Embraer Aircraft Corp. [ADR]	30,000	1,050,900
Fairchild Corp. (Class “A” Stock)*	510,100	2,570,904
Herley Industries, Inc.*	40,000	828,000
Sequa Corp. (Class “A” Stock)*	29,600	1,450,400
Sequa Corp. (Class “B” Stock)*	7,000	349,300
Titan Corp. (The)*	310,000	6,761,100

		20,640,438

Airlines — 0.2%
Midwest Express Holdings, Inc.*	310,000	1,305,100

Automobile Manufacturers — 0.8%
Monaco Coach Corp.*	83,000	1,975,400
Navistar International Corp.*(a)	80,000	3,831,200
Oshkosh Truck Corp.	600	30,618
Thor Industries, Inc.	4,000	224,880

		6,062,098

Automotive Parts — 2.5%
American Axle & Manufacturing Holdings, Inc.*(a)	32,390	1,309,204
BorgWarner, Inc.	32,000	2,722,240
Cooper Tire & Rubber Co.	60,000	1,282,800
Dana Corp.	207,500	3,807,625
Federal-Mogul Corp.*(a)	100,000	22,500
Midas, Inc.*	116,900	1,671,670
Myers Industries, Inc.	310,000	3,757,200
Raytech Corp.*	40,000	132,800
Standard Motor Products, Inc.	160,100	1,945,215
TBC Corp.*	109,720	2,831,873
Transpro, Inc.*	40,000	167,600

		19,650,727

Beverages — 1.0%
Boston Beer Co., Inc. (Class “A” Stock)*	78,000	1,414,920
Mondavi, (Robert) Corp. (Class “A” Stock)*	30,000	1,165,200
PepsiAmericas, Inc.	310,280	5,311,994

		7,892,114

Broadcasting — 7.4%
Beasley Broadcast Group, Inc.*	250,000	4,107,500
Crown Media Holdings, Inc.*	270,000	2,232,900
Fisher Communications, Inc.*	88,000	4,488,000

	Shares	Value

Granite Broadcasting Corp.*	300,000	$495,000
Gray Television, Inc.	328,000	4,959,360
Gray Television, Inc. (Class “A” Stock)	5,000	75,850
Liberty Corp. (The)	35,000	1,581,650
Lin TV Corp. (Class “A” Stock)*	200,000	5,162,000
Media General, Inc. (Class “A” Stock)	144,000	9,374,399
Nexstar Broadcasting Group, Inc. (Class “A” Stock)*	1,000	13,710
Paxson Communications Corp.*	520,000	2,002,000
Saga Communications, Inc. (Class “A” Stock)*	100,000	1,853,000
Salem Communications Corp. (Class “A” Stock)*	80,000	2,169,600
SBS Broadcasting SA*	45,300	1,476,780
Scripps (E.W.) Co. (Class “A” Stock)	47,000	4,424,580
Sinclair Broadcast Group, Inc.*	440,000	6,564,800
Spanish Broadcasting Systems, Inc. (Class “A” Stock)*	40,000	420,000
UnitedGlobalCom, Inc. (Class “A” Stock)*(a)	270,000	2,289,600
Young Broadcasting, Inc. (Class “A” Stock)*	223,000	4,468,920

		58,159,649

Building Materials — 2.7%
Apogee Enterprises, Inc.	203,290	2,307,342
Florida Rock Industries, Inc.	4,000	219,400
Gibraltar Steel Corp.	95,000	2,389,250
Hughes Supply, Inc.	1,000	49,620
Modine Manufacturing Co.	237,000	6,394,260
Skyline Corp.	63,000	2,196,810
Texas Industries, Inc.	66,860	2,473,820
Thomas Industries, Inc.	145,000	5,025,700
Walter Industries, Inc.	10,000	133,500

		21,189,702

Business Services — 0.9%
Acxiom Corp.*	57,770	1,072,789
BearingPoint, Inc.*	40,000	403,600
Edgewater Technology, Inc.*	420,000	2,041,200
GP Strategies Corp.*	50,000	400,000
Insurance Auto Auctions, Inc.*	141,540	1,847,097
Kroll, Inc.*	11,000	286,000
New England Business Service, Inc.	19,000	560,500
StarTek, Inc.	16,000	652,640
UniFirst Corp.	2,000	47,420

		7,311,246

Cable Television — 1.3%
Cablevision Systems New York Group (Class “A” Stock)*	390,000	9,122,100
Rogers Communications, Inc. (Class “B” Stock)	50,000	825,000

		9,947,100

AST Gabelli Small-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Chemicals — 4.5%
Airgas, Inc.	2,000	$42,960
Albemarle Corp.	110,000	3,296,700
Arch Chemicals, Inc.	140,000	3,592,400
Cytec Industries, Inc.*	49,945	1,917,389
Ethyl Corp.*	40,000	874,800
Ferro Corp.	200,000	5,441,999
Fuller (H.B.) Co.	41,600	1,237,184
Great Lakes Chemical Corp.(a)	145,000	3,942,550
Hercules, Inc.*	440,000	5,368,000
MacDermid, Inc.	68,000	2,328,320
Omnova Solutions, Inc.*	180,000	864,000
Penford Corp.	31,150	427,690
Schulman (A.), Inc.	52,000	1,108,640
Sensient Technologies Corp.(a)	180,000	3,558,600
TETRA Technologies, Inc.*	50,000	1,212,000

		35,213,232

Clothing & Apparel — 0.4%
Hartmarx Corp.*	375,000	1,563,750
Unifi, Inc.*	15,000	96,750
Wolverine World Wide, Inc.	65,000	1,324,700

		2,985,200

Computer Services & Software — 0.8%
Agilysys, Inc.	30,000	334,500
Analysts International Corp.*	12,000	40,440
Baldwin Technology Co., Inc. (Class “A” Stock)*	170,900	393,070
Intergraph Corp.*	94,313	2,255,966
Keane, Inc.*(a)	15,000	219,600
PLATO Learning, Inc.*	82,430	869,637
Progress Software Corp.*	20,000	409,200
SPSS, Inc.*	25,000	447,000
Tyler Technologies, Inc.*	85,000	818,550
Xanser Corp.*	200,000	474,000

		6,261,963

Conglomerates — 0.7%
Brink’s Co. (The)	115,470	2,610,777
Cendant Corp.*(a)	50,000	1,113,500
Griffon Corp.*	55,130	1,116,934
Park Ohio Holdings Corp.*	80,000	592,000

		5,433,211

Construction — 0.3%
Fleetwood Enterprises, Inc.*(a)	185,000	1,898,100
Insituform Technologies, Inc. (Class “A” Stock)*	29,000	478,500
KB Home	1,000	72,520

		2,449,120

Consumer Products & Services — 5.4%
Aaron Rents, Inc. (Class “A” Stock)	76,500	1,414,485
Aaron Rents, Inc. (Class “B” Stock)	165,000	3,321,450
Alberto-Culver Co. (Class “B” Stock)	35,890	2,263,941

	Shares	Value

ANC Rental Corp.*(a)	20,000	$2
Aviall, Inc.*	160,000	2,481,600
Bowlin Travel Centers, Inc.*	8,500	17,000
Church and Dwight Co., Inc.	82,420	3,263,832
CNS, Inc.	105,600	1,446,720
Concorde Career Colleges, Inc.*	50,360	1,257,489
Culp, Inc.*	35,000	381,500
Dial Corp. (The)	50,000	1,423,500
Dollar Thrifty Automotive Group, Inc.*	26,690	692,339
Eagle Supply Group, Inc.*	60,000	157,200
Elizabeth Arden, Inc.*	45,000	896,400
Energizer Holdings, Inc.*	65,000	2,441,400
Fedders Corp.	360,000	2,592,000
Fortune Brands, Inc.	2,000	142,980
GC Companies, Inc.*	103,000	36,050
Jarden Corp.*	36,825	1,006,796
National Presto Industries, Inc.	25,200	910,980
Oil-Dri Corp. of America	113,700	1,808,967
Revlon, Inc. (Class “A” Stock)*(a)	13,401	30,018
Rollins, Inc.	280,000	6,314,000
Roto-Rooter Inc.	120,000	5,532,000
Scotts Co. (The) (Class “A” Stock)*(a)	5,000	295,800
WD-40 Co.	22,000	777,920
Weider Nutrition International, Inc.*	242,100	1,077,345

		41,983,714

Containers & Packaging — 1.0%
Crown Holdings, Inc.*	90,000	815,400
Greif, Inc. (Class “A” Stock)	100,000	3,551,000
Greif, Inc. (Class “B” Stock)	5,200	185,900
Packaging Dynamics Corp.	100,000	1,028,000
Pactiv Corp.*	80,000	1,912,000

		7,492,300

Electronic Components & Equipment — 5.5%
Agere Systems, Inc. (Class “A” Stock)*	200,000	610,000
Agere Systems, Inc. (Class “B” Stock)*	100,000	290,000
AMETEK, Inc.	33,000	1,592,580
Baldor Electric Co.	159,000	3,633,150
C & D Technologies, Inc.	15,000	287,550
Capstone Turbine Corp.*	60,000	111,600
CTS Corp.	330,000	3,795,000
Electro Rental Corp.	180,000	2,401,200
ESCO Technologies, Inc.*	1,500	65,475
Fargo Electronics, Inc.*	22,000	279,840
FLIR Systems, Inc.*(a)	4,000	146,000
Franklin Electric Co., Inc.	27,000	1,633,230
GrafTech International Ltd.*	41,800	564,300
Katy Industries, Inc.*	132,100	754,291
Lamson & Sessions Co.*	220,500	1,272,285
Landauer, Inc.	48,000	1,957,440
Lecroy Corp.*	11,000	198,110
Littelfuse, Inc.*	145,000	4,178,900
Magnetek, Inc.*	165,000	1,087,350

AST Gabelli Small-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Methode Electronics, Inc. (Class “A” Stock)	83,000	$1,015,090
Park Electrochemical Corp.	25,000	662,250
Parker-Hannifin Corp.	7,000	416,500
Pentair, Inc.	73,920	3,378,144
SL Industries, Inc.*	9,000	72,180
Thomas & Betts Corp.(a)	500,000	11,444,999
Woodward Governor Co.	30,000	1,704,900

		43,552,364

Entertainment & Leisure — 3.4%
Brunswick Corp.(a)	89,130	2,837,008
Canterbury Park Holding Corp.	16,000	270,400
Churchill Downs, Inc.	25,000	905,025
Dover Downs Gaming & Entertainment, Inc.	130,000	1,229,800
Dover Motorsports, Inc.	200,000	700,000
Gaylord Entertainment Co. (Class “A” Stock)*	261,347	7,801,208
Gemstar-TV Guide International, Inc.*	345,000	1,742,250
Magna Entertainment Corp.*(a)	275,000	1,394,250
Park Place Entertainment Corp.*	20,000	216,600
Pinnacle Entertainment, Inc.*	108,400	1,010,288
Six Flags, Inc.*	370,000	2,782,400
Topps Co., Inc. (The)	293,120	3,007,411
Vail Resorts, Inc.*	48,530	825,010
World Wrestling Entertainment, Inc.	130,000	1,703,000

		26,424,650

Environmental Services — 1.2%
Allied Waste Industries, Inc.*(a)	230,000	3,192,400
Catalytica Energy Systems, Inc.*	35,000	122,465
CUNO, Inc.*	5,000	225,150
Met-Pro Corp.	5,333	86,128
Newpark Resources, Inc.*	180,000	862,200
Republic Services, Inc.	100,000	2,563,000
Waste Connections, Inc.*	40,000	1,510,800
Waste Management, Inc.	20,000	592,000

		9,154,143

Equipment Services — 0.3%
Gerber Scientific, Inc.*	175,000	1,393,000
Industrial Distribution Group, Inc.*	175,000	973,000
Strattec Security Corp.*	2,000	121,820

		2,487,820

Farming & Agriculture — 0.1%
Delta & Pine Land Co.	25,210	640,334

Financial - Bank & Trust — 1.7%
Community First Bankshares, Inc.	90,000	2,604,600
Crazy Woman Creek Bancorp, Inc.	9,500	192,375
First Republic Bank	60,000	2,148,000
Hibernia Corp. (Class “A” Stock)	50,000	1,175,500
Silicon Valley Bancshares*	83,000	2,993,810

	Shares	Value

Southwest Bancorporation of Texas, Inc.	30,000	$1,165,500
TCF Financial Corp.	56,950	2,924,383

		13,204,168

Financial Services — 0.7%
BKF Capital Group, Inc.*	100,000	2,468,000
CIT Group, Inc.	56,000	2,013,200
Countrywide Financial Corp.(a)	8,000	606,800
Interactive Data Corp.*	12,000	198,720
Waddell & Reed Financial, Inc. (Class “A” Stock)	10,000	234,600

		5,521,320

Food — 4.6%
Corn Products International, Inc.	166,000	5,718,700
Del Monte Foods Co.*	629,603	6,547,871
Flowers Foods, Inc.	331,400	8,550,120
Hain Celestial Group, Inc.*	60,000	1,392,600
Ingles Markets, Inc. (Class “A” Stock)	111,000	1,139,970
International Multifoods Corp.*	300,000	5,400,000
Interstate Bakeries Corp.	40,000	569,200
John B. Sanfillippo & Sons, Inc.*	3,000	153,120
Performance Food Group Co.*(a)	20,000	723,400
Ralcorp Holdings, Inc.*	40,000	1,254,400
Smucker (J.M.) Co. (The)(a)	35,000	1,585,150
Suprema Specialties, Inc.* (cost $12,750; purchased 11/18/01)(g)	1,000	0
Twinlab Corp.*	310,000	6,975
Weis Markets, Inc.	72,500	2,631,750

		35,673,256

Furniture — 0.2%
La-Z-Boy, Inc.	32,700	686,046
Stanley Furniture Co., Inc.	25,000	787,500

		1,473,546

Healthcare Services — 0.4%
Laboratory Corp. of America Holdings*(a)	52,720	1,948,004
Odyssey Healthcare, Inc.*	4,500	131,670
Orthodontic Centers of America, Inc.*(a)	79,800	642,390
VitalWorks Inc.*	64,000	282,880

		3,004,944

Hotels & Motels — 1.1%
Aztar Corp.*	120,000	2,700,000
Boca Resorts, Inc. (Class “A” Stock)*	140,000	2,094,400
Kerzner International Ltd.*	25,000	974,000
La Quinta Corp.*	350,000	2,243,500
Trump Hotels & Casino Resorts, Inc.*	25,000	54,000
Wyndham International, Inc. (Class “A” Stock)*	220,000	147,400

		8,213,300

AST Gabelli Small-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Industrial Products — 3.3%
Acuity Brands, Inc.	50,000	$1,290,000
Carlisle Companies, Inc.	30,190	1,837,363
Core Molding Technologies, Inc.*	200,200	584,584
Crane Co.(a)	160,000	4,918,400
Donaldson Co., Inc.	45,000	2,662,200
Eastern Co. (The)	30,000	469,200
Kaman Corp. (Class “A” Stock)	291,000	3,704,430
Roper Industries, Inc.	45,000	2,216,700
Standex International Corp.	20,000	560,000
TransTechnology Corp.*	40,000	266,000
Tredegar Corp.	57,000	885,210
Watts Water Technologies, Inc. (Class “A” Stock)	270,000	5,994,000

		25,388,087

Insurance — 1.6%
Alleghany Corp.*	8,000	1,780,000
Argonaut Group, Inc.*	58,000	901,320
CNA Financial Corp.*	290,000	2,757,900
Everest Reinsurance Group Ltd.	15,000	1,269,000
MONY Group, Inc. (The)*(a)	60,000	1,877,400
Phoenix Companies, Inc. (The)	3,500	42,140
PMI Group, Inc. (The)(a)	15,000	558,450
Presidential Life Corp.	29,000	381,640
ProAssurance Corp.*(a)	46,000	1,478,900
Triad Guaranty, Inc.*	1,000	50,350
UnumProvident Corp.(a)	60,000	946,200

		12,043,300

Internet Services — 0.2%
J Net Enterprises, Inc.*	185,000	259,000
Stellent, Inc.*	129,900	1,278,216

		1,537,216

Machinery & Equipment — 4.5%
AGCO Corp.*	110,000	2,215,400
Alamo Group, Inc.	12,000	183,120
Albany International Corp. (Class “A” Stock)	60,150	2,039,085
Carbo Ceramics, Inc.	39,000	1,998,750
CLARCOR, Inc.	140,000	6,174,000
Flowserve Corp.*	137,000	2,860,560
Gardner Denver, Inc.*	4,000	95,480
Gencorp, Inc.	490,000	5,277,300
Graco, Inc.	42,000	1,684,200
IDEX Corp.	70,000	2,911,300
Lone Star Technologies, Inc.*	35,000	559,300
Smith (A.O.) Corp.	40,000	1,402,000
Tennant Co.	107,800	4,667,740
Thermo Electron Corp.*	100,000	2,520,000

		34,588,235

	Shares	Value

Medical Supplies & Equipment — 3.8%
Apogent Technologies, Inc.*	177,350	$4,086,144
Cytyc Corp.*	114,410	1,574,282
DENTSPLY International, Inc.	9,000	406,530
Exactech, Inc.*	54,100	797,975
Henry Schein, Inc.*	12,000	810,960
ICU Medical, Inc.*	2,000	68,560
Inamed Corp.*	55,000	2,643,300
Interpore International, Inc.*	25,000	325,000
Inverness Medical Innovations, Inc.*	30,000	653,400
Invitrogen Corp.*(a)	35,000	2,450,000
NWH, Inc.	10,300	211,356
Ocular Sciences, Inc.*	18,000	516,780
Orthofix International NV*	4,000	195,920
Owens & Minor, Inc.	167,500	3,669,925
Patterson Dental Co.*	6,000	384,960
Schick Technologies, Inc.*	50,000	370,000
Sola International, Inc.*	67,500	1,269,000
SurModics, Inc.*	27,940	667,766
Sybron Dental Specialties, Inc.*	245,000	6,884,500
Techne Corp.*	23,630	892,741
Young Innovations, Inc.	5,000	180,000

		29,059,099

Metals & Mining — 2.3%
Ampco-Pittsburgh Corp.	17,000	232,390
Barrick Gold Corp.	190,000	4,314,900
Circor International, Inc.	25,000	602,500
Kinross Gold Corp.*	19,500	155,805
Layne Christensen Co.*	50,000	587,500
Material Sciences Corp.	376,750	3,808,943
Newmont Mining Corp.	48,000	2,333,280
Precision Castparts Corp.(a)	100,093	4,545,223
WHX Corp.*(a)	30,000	80,100
Worthington Industries, Inc.	55,000	991,650

		17,652,291

Office Equipment — 0.7%
Danka Business Systems PLC [ADR]*(a)	131,920	580,448
Hon Industries, Inc.	47,730	2,067,664
Imagistics International, Inc.*	10,000	375,000
McGrath Rentcorp	45,000	1,226,250
Nashua Corp.*	113,600	965,600

		5,214,962

Oil & Gas — 3.0%
Callon Petroleum Co.*	59,000	611,830
Devon Energy Corp.(a)	30,000	1,717,800
EOG Resources, Inc.	46,500	2,146,905
Equitable Resources, Inc.	55,000	2,360,600
Forest Oil Corp.*(a)	110,000	3,142,700
Key Energy Services, Inc.*	121,210	1,249,675
Kinder Morgan, Inc.	42,000	2,482,200
Nicor, Inc.	4,000	136,160

AST Gabelli Small-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Northwest Natural Gas Co.	14,600	$448,950
Penn Virginia Corp.	12,000	667,800
Rowan Companies, Inc.*(a)	83,000	1,923,110
Semco Energy, Inc.	150,000	735,000
Southwestern Energy Co.*	26,000	621,400
W-H Energy Services, Inc.*	15,000	243,000
XTO Energy, Inc.(a)	160,000	4,528,000

		23,015,130

Paper & Forest Products — 0.3%
Boise Cascade Corp.	34,300	1,127,098
CSS Industries, Inc.	13,000	403,130
Wausau-Mosinee Paper Corp.	80,000	1,081,600

		2,611,828

Personal Services — 0.6%
Matthews International Corp. (Class “A” Stock)	160,000	4,734,400

Pharmaceuticals — 0.1%
Bone Care International, Inc.*	45,000	573,300
Corixa Corp.*	38,000	229,520
Priority Healthcare Corp. (Class “B” Stock)*(a)	10,000	241,100

		1,043,920

Printing & Publishing — 3.2%
Bowne & Co., Inc.	121,270	1,644,421
Hollinger International, Inc.(a)	254,050	3,968,261
Journal Communications, Inc. (Class “A” Stock)	3,140	58,184
Journal Register Co.*	200,000	4,140,000
Lee Enterprises, Inc.	63,000	2,749,950
Martha Stewart Living Omnimedia, Inc.*	15,000	147,750
McClatchy Co.	12,000	825,600
Nelson (Thomas), Inc.	72,000	1,391,760
PRIMEDIA, Inc.*	750,000	2,122,500
Pulitzer, Inc.	120,000	6,480,000
Scholastic Corp.*	35,270	1,200,591

		24,729,017

Real Estate — 0.5%
Glenborough Realty Trust, Inc. [REIT]	40,000	798,000
Griffin Land & Nurseries, Inc.*	46,000	653,706
Innkeepers USA Trust [REIT]	100,000	837,000
Sun Communities, Inc. [REIT]	32,000	1,238,400

		3,527,106

Registered Investment Company — 0.1%
First Financial Fund, Inc.**	26,000	459,680

Restaurants — 1.5%
Darden Restaurants, Inc.(a)	67,460	1,419,358
RARE Hospitality International, Inc.*	12,000	293,280
Ruby Tuesday, Inc.	10,000	284,900
Steak ‘n Shake Co. (The)*	240,000	4,284,000

	Shares	Value

Triarc Companies, Inc. (Class “A” Stock)	129,310	$1,528,444
Triarc Companies, Inc. (Class “B” Stock)	281,320	3,032,630
Wendy’s International, Inc.	16,000	627,840

		11,470,452

Retail & Merchandising — 1.7%
Big 5 Sporting Goods Corp.*	9,000	188,550
Bon-Ton Stores, Inc.	45,000	499,500
Coldwater Creek, Inc.*	1,500	16,500
Cole National Corp.*	95,192	1,903,840
Fred’s, Inc.	30,000	929,400
Hancock Fabrics, Inc.	5,000	72,400
Neiman Marcus Group, Inc. (Class “A” Stock)*	60,000	3,220,199
Office Depot, Inc.*(a)	109,950	1,837,265
Payless ShoeSource, Inc.*	31,690	424,646
School Specialty, Inc.*	3,000	102,030
Sports Authority, Inc. (The)*	51,254	1,968,154
United Auto Group, Inc.	52,000	1,627,600

		12,790,084

Semiconductors — 0.6%
Axcelis Technologies, Inc.*	296,000	3,025,120
MKS Instruments, Inc.*	20,000	580,000
Mykrolis Corp.*	61,500	988,920

		4,594,040

Telecommunications — 3.6%
Acme Communications, Inc.*	200,000	1,758,000
Andrew Corp.*	40,000	460,400
AO VimpelCom [ADR]*	44,000	3,234,000
Centennial Communications, Inc.*	70,000	368,200
Cincinnati Bell, Inc.*(a)	600,000	3,030,000
Citizens Communications Co.*	270,000	3,353,400
Commonwealth Telephone Enterprises, Inc.*	155,000	5,851,250
D & E Communications, Inc.	100,000	1,451,000
General Communication, Inc.*	90,000	783,000
Leap Wireless International, Inc.*(a)	50,000	1,650
Nextel Communications, Inc. (Class “A” Stock)*	25,000	701,500
Nextel Partners, Inc. (Class “A” Stock)*(a)	30,000	403,500
Pegasus Communications Corp.*(a)	30,000	842,400
Plantronics, Inc.*	5,000	163,250
Rogers Wireless Communications, Inc. (Class “B” Stock)*	67,500	1,444,500
Rural Cellular Corp.*	104,000	826,800
Sycamore Networks, Inc.*	352,000	1,844,480
Triton PCS Holdings, Inc.*	18,000	100,440
Western Wireless Corp. (Class “A” Stock)*	70,000	1,285,200

		27,902,970

AST Gabelli Small-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Transportation — 0.6%
GATX Corp.	95,000	$2,658,100
Hub Group, Inc. (Class “A” Stock)*	30,000	646,200
Landstar System, Inc.*	2,000	76,080
Ryder System, Inc.	30,000	1,024,500

		4,404,880

Utilities — 5.9%
AES Corp.*	113,500	1,071,440
Allegheny Energy, Inc.*(a)	200,000	2,552,000
Allete, Inc.	106,360	3,254,616
Alliant Energy Corp.(a)	45,000	1,120,500
American States Water Co.	5,000	125,000
Aquila, Inc.*	630,000	2,135,700
Artesian Resources Corp. (Class “A” Stock)	450	12,537
Atmos Energy Corp.	31,000	753,300
Avista Corp.	40,000	724,800
Baycorp Holdings Ltd.*	1,000	13,060
BIW Ltd.	1,000	19,100
California Water Service Group	5,000	137,000
Cascade Natural Gas Corp.	15,000	316,350
Central Vermont Public Service Corp.	58,000	1,363,000
CH Energy Group, Inc.	50,100	2,349,690
Chesapeake Utilities Corp.	6,000	156,300
Cleco Corp.(a)	76,000	1,366,480
CMS Energy Corp.*(a)	100,000	852,000
Connecticut Water Service, Inc.	5,650	156,223
Consolidated Water Co. Ltd.	2,500	50,125
Delta Natural Gas Co., Inc.	5,000	119,300
Duquesne Light Holdings, Inc.(a)	200,000	3,668,000
El Paso Electric Co.*	280,000	3,737,999
Empire District Electric Co.	20,000	438,600
Energy West, Inc.*	11,480	68,306
EnergySouth, Inc.	1,200	42,000
Green Mountain Power Corp.	1,000	23,600
Ionics, Inc.*	50,150	1,597,278
Laclede Group, Inc. (The)	10,000	285,500
Maine & Maritimes Corp.	15,000	525,150
MGE Energy, Inc.	8,000	252,080
Middlesex Water Co.	7,866	159,680
New Jersey Resources Corp.	5,000	192,550
NUI Corp.	35,000	564,200
Otter Tail Power Co.	15,000	400,950
Pennichuck Corp.	1,001	28,292
RGC Resources, Inc.	2,000	45,700
SJW Corp.	26,000	2,320,500
South Jersey Industries, Inc.	8,500	344,250
Southern Union Co.*	68,000	1,251,200
Southwest Gas Corp.	70,000	1,571,500
Southwest Water Co.	10,185	163,469
TXU Corp.(a)	30,000	711,600
UIL Holdings Corp.	17,000	766,700
Unisource Energy Corp.	40,000	986,400

	Shares	Value

Unitil Corp.	10,000	$258,000
Westar Energy, Inc.	345,000	6,986,249
York Water Co.	2,904	52,795

		46,091,069

Total Common Stock
(Cost $562,768,292)		698,218,662

PREFERRED STOCK — 0.2%
Aerospace — 0.1%
Sequa Corp., $5 [CVT]*	9,000	800,775

Broadcasting — 0.1%
News Corp. Ltd. [ADR], 6.25%	35,000	1,058,750

Total Preferred Stock
(Cost $1,798,733)		1,859,525

RIGHTS*
Consumer Products & Services
Fedders Corp.
(Cost $0)	360,000	21,600

	Units
WARRANTS*
Aerospace
Orbital Science Corp., expiring 08/31/04
(Cost $0)	482	3,596

Total Long-Term Investments
(Cost $564,567,025)		700,103,383

	Par (000)
SHORT-TERM INVESTMENTS — 12.0%
Certificate of Deposit — 0.1%
Svenska Handelsbank, Inc.
1.39%, 10/27/04(b)	$1,016	1,015,614

Commercial Paper — 1.2%
Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)	730	729,071
Concord Minutemen Capital Co.
1.11%, 01/09/04(b)	957	954,977
1.13%, 02/12/04(b)	231	229,936
Fairway Finance Corp.
1.10%, 01/12/04(b)	927	924,442
General Electric Capital Corp.
1.11%, 02/05/04(b)	104	104,084
Lexington Parker Capital Co.
1.10%, 01/12/04(b)	1,777	1,773,220
Monumental Global Funding
1.141%, 01/29/04 [FRN](b)(c)	1,358	1,361,165
Tulip Funding Corp.
1.10%, 01/21/04(b)	3,330	3,326,542

		9,403,437

AST Gabelli Small-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value
Corporate Obligations — 3.8%
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	$6,047	$6,047,224
Canadian Imperial Bank of Commerce
1.111%, 01/29/04 [FRN](b)(c)	906	906,354

Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)	5,444	5,444,059
Merrill Lynch & Co., Inc.
1.13%, 01/02/04(b)	1,132	1,131,825
1.13%, 01/02/04 [FRN](b)(c)	1,490	1,489,960
Morgan Stanley
1.08%, 01/02/04 [FRN](b)(c)	4,791	4,791,273
Natexis Banques Populaires
1.10%, 01/02/04 [FRN](b)(c)	2,057	2,056,499
Societe Generale
1.08%, 01/02/04 [FRN](b)(c)	1,168	1,168,194
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	6,479	6,478,206
1.111%, 01/23/04 [FRN](b)(c)	176	176,423

		29,690,017

	Shares
Non-Registered Investment Company — 4.8%
BlackRock Institutional Money Market Trust(b)(j)	36,755,219	36,755,219

	Par (000)	Value
Repurchase Agreement — 0.6%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $4,716,201 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $5,786,254, market value including accrued interest $4,857,505)(b)	$4,716	$4,715,939

Time Deposits — 0.2%
Chase Manhattan Bank
0.875%, 01/02/04(b)	1,220	1,219,745
UBS Bank
0.938%, 01/02/04(b)	433	433,412

		1,653,157

U.S. Treasury Obligation — 1.3%
U.S. Treasury Bills
0.86%, 01/15/04(a)(n)
(Cost $9,996,656)	10,000	9,996,656

Total Short-Term Investments
(Cost $93,230,039)		93,230,039

Total Investments — 102.4%
(Cost $657,797,064; Note 5)		793,333,422
Liabilities in Excess of Other Assets — (2.4%)		(18,917,397)

Net Assets — 100.0%		$774,416,025

AST Gabelli Small-Cap Value Portfolio

Schedule of Investments

December 31, 2003

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
CVT	Convertible Security
FRN	Floating Rate Note
REIT	Real Estate Investment Trust

symbol	description
*	Non-income producing security.

**	Closed-end Fund

(a)	Portion of securities on loan with an aggregate market value of $78,987,815; cash collateral $83,233,383 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(g)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid security is $12,750. The aggregate value, $0 represents 0.00% of net assets.

(j)	Security available to institutional investors only.

(n)	Rates shown are the effective yields at purchase date.

See Notes to Financial Statements.

AST DeAM Small-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 80.6%
COMMON STOCK
Advertising — 0.9%
ADVO, Inc.	14,350	$455,756

Airlines — 2.3%
Alaska Air Group, Inc.*	16,300	444,827
Atlantic Coast Airlines Holdings, Inc.*	30,800	304,920
SkyWest, Inc.	25,400	460,248

		1,209,995

Automotive Parts — 1.6%
Pep Boys - Manny, Moe & Jack, Inc.	20,200	461,974
Superior Industries International, Inc.	2,600	113,152
Tenneco Automotive, Inc.*	34,700	232,143

		807,269

Building Materials — 0.8%
Centex Construction Products, Inc.	6,800	409,836

Business Services — 3.7%
American Management Systems, Inc.*	18,500	278,795
Cornell Companies, Inc.*	31,200	425,880
MPS Group, Inc.*	41,700	389,895
Quanta Services, Inc.*	33,400	243,820
Safeguard Scientifics, Inc.*	19,100	77,164
SOURCECORP, Inc.*	19,500	499,785

		1,915,339

Chemicals — 2.9%
FMC Corp.*	14,300	488,059
Georgia Gulf Corp.	16,800	485,184
Hercules, Inc.*	42,700	520,940

		1,494,183

Clothing & Apparel — 0.8%
Phillips-Van Heusen Corp.	8,200	145,468
Stride Rite Corp.	25,700	292,466

		437,934

Computer Hardware — 0.4%
SBS Technologies, Inc.*	14,600	214,766

Computer Services & Software — 2.4%
E.piphany, Inc.*	15,200	109,592
JDA Software Group, Inc.*	17,500	288,925
MTS Systems Corp.	17,600	338,448
Sybase, Inc.*	14,900	306,642
Sykes Enterprises, Inc.*	25,200	215,712

		1,259,319

Construction — 0.6%
Granite Construction, Inc.	13,100	307,719
WCI Communities, Inc.*	1,400	28,854

		336,573

Consumer Products & Services — 2.7%
Dollar Thrifty Automotive Group, Inc.*	20,200	523,988

	Shares	Value

Jacuzzi Brands, Inc.*	24,000	$170,160
K2, Inc.*	28,800	438,048
Steven Madden, Ltd.*	14,000	285,600

		1,417,796

Electronic Components & Equipment — 2.8%
Benchmark Electronics, Inc.*	11,650	405,537
KEMET Corp.*	35,900	491,471
Park Electrochemical Corp.	10,400	275,496
Zygo Corp.*	15,800	260,542

		1,433,046

Entertainment & Leisure — 3.3%
AMC Entertainment, Inc.*	22,900	348,309
Bally Total Fitness Holding Corp.*	53,600	375,200
Callaway Golf Co.	21,800	367,330
Handleman Co.	15,600	320,268
Vail Resorts, Inc.*	19,300	328,100

		1,739,207

Equipment Services — 0.6%
United Rentals, Inc.*	16,000	308,160

Farming & Agriculture — 0.9%
Delta & Pine Land Co.	17,900	454,660

Financial - Bank & Trust — 9.0%
BankUnited Financial Corp.*	3,600	92,844
Capital City Bank Group, Inc.	1,900	87,381
Community Bank Systems, Inc.	4,200	205,800
Community Trust Bancorp, Inc.	1,760	53,152
Corus Bankshares, Inc.	8,000	252,480
First Charter Corp.	14,200	277,610
First Federal Capital Corp.	1,500	33,780
First Indiana Corp.	3,600	67,500
Hudson River Bancorp, Inc.	4,400	171,732
IBERIABANK Corp.	2,200	129,800
Irwin Financial Corp.	2,700	84,780
MB Financial, Inc.	6,300	229,320
Mid-State Bancshares	5,200	132,288
NBT Bancorp, Inc.	6,300	135,072
Pacific Capital Bancorp	7,900	290,878
Provident Bancshares Corp.	19,900	585,856
Provident Financial Services, Inc.	3,000	56,700
R&G Financial Corp. (Class “B” Stock)	6,100	242,780
Simmons First National Corp. (Class “A” Stock)	3,200	89,280
South Financial Group, Inc.	11,700	325,962
Sterling Financial Corp.*	8,340	285,478
Susquehanna Bancshares, Inc.	8,600	215,086
UMB Financial Corp.	7,100	337,534
Umpqua Holdings Corp.	3,700	76,923
Washington Trust Bancorp, Inc.	2,100	55,020
Waypoint Financial Corp.	5,565	120,705
Wesbanco, Inc.	1,400	38,766

		4,674,507

AST DeAM Small-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Financial Services — 3.4%
Capstead Mortgage Corp.(a)	3,800	$63,764
FirstFed America Bancorp, Inc.	19,000	494,570
Firstfed Financial Corp.*	6,500	282,750
ITLA Capital Corp.*	4,300	215,430
National Health Investors, Inc.	1,300	32,344
Saxon Capital, Inc.*	9,800	205,310
Westcorp, Inc.	12,500	456,875

		1,751,043

Food — 1.5%
Flowers Foods, Inc.	20,800	536,640
Ralcorp Holdings, Inc.*	8,200	257,152

		793,792

Furniture — 0.8%
Haverty Furniture Co., Inc.	20,700	411,102

Healthcare Services — 2.0%
deCODE Genetics, Inc.*	18,500	151,515
Kindred Healthcare, Inc.*	9,400	488,612
US Oncology, Inc.*	38,700	416,412

		1,056,539

Hotels & Motels — 0.9%
Choice Hotels International, Inc.	12,600	444,150

Industrial Products — 1.8%
AMCOL International Corp.	26,900	546,070
Standex International Corp.	3,600	100,800
Tredegar Corp.	17,800	276,434

		923,304

Insurance — 3.1%
LandAmerica Financial Group, Inc.	12,100	632,346
Philadelphia Consolidated Holdings Corp.*	9,200	449,236
Stewart Information Services Corp.	12,000	486,600
United Fire & Casualty Co.	1,600	64,576

		1,632,758

Internet Services — 0.4%
EarthLink, Inc.*	5,500	55,000
Infospace, Inc.*	1,500	34,575
NetBank, Inc.	4,300	57,405
Stellent, Inc.*	3,900	38,376

		185,356

Machinery & Equipment — 4.2%
Briggs & Stratton Corp.	10,100	680,740
Flowserve Corp.*	20,800	434,304
Stewart & Stevenson Services, Inc.	7,600	106,780
Terex Corp.*(a)	20,900	595,232
Toro Co.	8,300	385,120

		2,202,176

	Shares	Value

Medical Supplies & Equipment — 1.5%
Cambrex Corp.	13,800	$348,588
Sybron Dental Specialties, Inc.*	15,600	438,360

		786,948

Metals & Mining — 1.3%
Century Aluminum Co.*	18,100	344,081
Hecla Mining Co.*	37,500	310,875

		654,956

Office Equipment — 0.8%
United Stationers, Inc.*(a)	9,700	396,924

Oil & Gas — 4.2%
Denbury Resources, Inc.*	12,600	175,266
Houston Exploration Co.*	14,900	544,148
Nuevo Energy Co.*	21,200	512,404
Patina Oil & Gas Corp.	8,700	426,213
Spinnaker Exploration Co.*	4,200	135,534
Tesoro Petroleum Corp.*	27,400	399,218

		2,192,783

Paper & Forest Products — 1.1%
Louisiana-Pacific Corp.*(a)	26,700	477,396
Rock-Tenn Co. (Class “A” Stock)	5,900	101,834

		579,230

Pharmaceuticals — 1.0%
Alpharma, Inc. (Class “A” Stock)	14,000	281,400
Perrigo Co.	16,100	253,092

		534,492

Printing & Publishing — 0.6%
Consolidated Graphics, Inc.*	9,800	309,484

Real Estate — 7.8%
Alexandria Real Estate Equities, Inc. [REIT]	2,600	150,540
Anthracite Capital, Inc. [REIT]	3,400	37,638
Anworth Mortgage Asset Corp. [REIT]	2,600	36,218
Brandywine Realty Trust [REIT]	5,000	133,850
Capital Automotive [REIT]	3,100	99,200
Colonial Properties Trust [REIT]	1,000	39,600
Commercial Net Lease Realty, Inc. [REIT]	8,500	151,300
Corporate Office Properties Trust [REIT]	1,800	37,800
EastGroup Properties, Inc. [REIT]	1,000	32,380
Essex Property Trust, Inc. [REIT]	1,100	70,642
First Industrial Realty Trust, Inc. [REIT]	3,200	108,000
Gables Residential Trust [REIT]	4,100	142,434
Glimcher Realty Trust [REIT]	1,000	22,380
Great Lakes, Inc. [REIT]	2,600	40,820
Health Care, Inc. [REIT]	4,100	147,600
Heritage Property Investment Trust [REIT]	1,100	31,295
Highwoods Properties, Inc. [REIT]	7,400	187,960
Home Properties of New York, Inc. [REIT]	2,400	96,936
IMPAC Mortgage Holdings, Inc. [REIT]	8,100	147,501
Jones Lang Lasalle, Inc. [REIT]*	6,400	132,672

AST DeAM Small-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Keystone Property Trust [REIT]	6,000	$132,540
Kilroy Realty Corp. [REIT]	5,000	163,750
Lexington Corp. Properties Trust [REIT]	1,900	38,361
Manufactured Home Communities, Inc. [REIT]	2,500	94,125
MFA Mortgage Investments, Inc. [REIT]	3,500	34,125
Mid-America Apartment Communities, Inc. [REIT]	1,000	33,580
Nationwide Health Properties, Inc. [REIT]	8,800	172,040
Newcastle Investment Corp. [REIT]	1,500	40,650
Parkway Properties, Inc. [REIT]	600	24,960
Post Properties, Inc. [REIT]	5,200	145,184
Prentiss Properties Trust [REIT]	2,800	92,372
PS Business Parks, Inc. [REIT]	800	33,008
RAIT Investment Trust [REIT]	4,500	115,200
Reckson Associates Realty Corp. [REIT](a)	8,100	196,830
Redwood Trust, Inc. [REIT]	1,600	81,360
Senior Housing Properties Trust [REIT]	5,000	86,150
SL Green Realty Corp. [REIT]	4,300	176,515
Sovran Self Storage, Inc. [REIT]	1,900	70,585
Summit Properties, Inc. [REIT]	5,100	122,502
Sun Communities, Inc. [REIT]	2,800	108,360
Ventas, Inc. [REIT]	6,300	138,600
Washington Real Estate Investment Trust [REIT]	4,000	116,800

		4,064,363

Retail & Merchandising — 1.7%
Charming Shoppes, Inc.*	79,400	428,760
Stage Stores, Inc.*	16,000	446,400

		875,160

Telecommunications — 2.2%
Cincinnati Bell, Inc.*(a)	57,900	292,395
Dobson Communications Corp.*(a)	28,700	188,559
Primus Telecommunications Group, Inc.*	29,100	296,238
Unova, Inc.*	16,600	380,970

		1,158,162

Transportation — 0.9%
RailAmerica, Inc.*	15,000	177,000
USF Corp.	9,000	307,710

		484,710

Utilities — 3.7%
Avista Corp.	28,700	520,044
Energen Corp.	11,100	455,433
PNM Resources, Inc.	22,800	640,680
Southern Union Co.*	16,390	301,576

		1,917,733

Total Long-Term Investments
(Cost $37,805,305)		41,923,511

	Par (000)	Value

SHORT-TERM INVESTMENTS — 5.0%
Commercial Paper — 0.9%
Tannehill Capital Co.
1.10%, 01/08/04(b)	$467	$466,025

Corporate Obligations — 1.5%
General Electric Capital Corp.
1.13%, 01/02/04 [FRN](b)(c)	463	463,791
Merrill Lynch & Co., Inc.
1.13%, 01/02/04(b)	11	11,293
Natexis Banques Populaires
1.10%, 01/02/04 [FRN](b)(c)	229	228,496
Westdeutsche Landesbank
1.111%, 01/29/04 [FRN](b)(c)	99	99,132

		802,712

	Shares
Non-Registered Investment Company — 0.7%
BlackRock Institutional Money Market Trust(b)(j)	366,733	366,733

	Par (000)
Repurchase Agreement — 0.1%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $47,057 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $57,734, market value including accrued interest $48,467)(b)	$47	47,054

Time Deposit — 0.1%
Chase Manhattan Bank
0.875%, 01/02/04(b)	75	74,756

U.S. Treasury Obligations — 1.7%
U.S. Treasury Bills
0.88%, 01/29/04(k)(n)	65	64,955
0.90%, 01/29/04(k)(n)	60	59,957
0.93%, 01/29/04(k)(n)	700	699,487

		824,399

Total Short-Term Investments
(Cost $2,581,687)		2,581,679

Total Investments — 85.6%
(Cost $40,386,992; Note 5)		44,505,190
Other Assets less Liabilities — 14.4%		7,474,856

Net Assets — 100.0%		$51,980,046

AST DeAM Small-Cap Value Portfolio

Schedule of Investments

December 31, 2003

The following abbreviations are used in portfolio descriptions:

FRN	Floating Rate Note
REIT	Real Estate Investment Trust

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $1,628,862; cash collateral $1,757,280 was received with which the portfolio purchased securites.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.

(k)	Securities with an aggregate market value of $824,399 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Description	Expiration Month	Number of Contracts	Contracts at Trade Date Value	Contracts at Current Value	Unrealized Appreciation

Long Position:
Russell 2000	03/04	36	$9,929,183	$10,029,600	$100,417

(n)	Rates shown are the effective yields at purchase date.

See Notes to Financial Statements.

AST Goldman Sachs Mid-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 96.1%
COMMON STOCK
Advertising — 1.9%
Lamar Advertising Co.*(a)	82,750	$3,088,230

Aerospace — 1.3%
Alliant Techsystems, Inc.*	36,325	2,098,132

Broadcasting — 10.2%
Citadel Broadcasting Co.*	116,079	2,596,687
Entercom Communications Corp.*	42,525	2,252,124
Entravision Communications Corp. (Class “A” Stock)*	220,000	2,442,000
Scripps, (E.W.) Co. (Class “A” Stock)	33,080	3,114,150
Univision Communications, Inc. (Class “A” Stock)*(a)	71,500	2,837,835
Westwood One, Inc.*	88,275	3,019,888

		16,262,684

Building Materials — 1.8%
American Standard Companies, Inc.*	28,750	2,895,125

Business Services — 3.8%
ARAMARK Corp. (Class “B” Stock)	138,075	3,786,016
Iron Mountain, Inc.*(a)	60,077	2,375,445

		6,161,461

Cable Television — 4.0%
Cablevision Systems New York Group (Class “A” Stock)*(a)	97,875	2,289,296
EchoStar Communications Corp. (Class “A” Stock)*	79,250	2,694,500
Lodgenet Entertainment Corp.*	74,350	1,359,118

		6,342,914

Clothing & Apparel — 1.8%
Reebok International Ltd.(a)	73,875	2,904,765

Computer Services & Software — 9.2%
Avocent Corp.*	73,925	2,699,740
BARRA, Inc.	69,200	2,455,908
Cognos, Inc. (Canada)*	45,975	1,407,755
Electronic Arts, Inc.*(a)	20,850	996,213
Intuit, Inc.*	27,950	1,478,835
Manhattan Associates, Inc.*(a)	26,294	726,766
SunGard Data Systems, Inc.*	108,700	3,012,076
Symantec Corp.*(a)	55,650	1,928,273

		14,705,566

Conglomerates — 1.1%
Brink’s Co. (The)	78,450	1,773,755

Consumer Products & Services — 3.1%
Energizer Holdings, Inc.*	20,700	777,492
Mattel, Inc.	108,100	2,083,087
UST, Inc.	60,825	2,170,844

		5,031,423

	Shares	Value

Electronic Components & Equipment — 6.1%
Amphenol Corp.*	45,500	$2,908,815
Gentex Corp.(a)	64,950	2,868,192
Harman International Industries, Inc.	53,750	3,976,425

		9,753,432

Entertainment & Leisure — 2.6%
Harrah’s Entertainment, Inc.	43,075	2,143,843
Metro-Goldwyn-Mayer, Inc.*(a)	115,623	1,975,997

		4,119,840

Equipment Services — 1.5%
Millipore Corp.*(a)	56,510	2,432,756

Financial - Bank & Trust — 1.6%
M&T Bank Corp.	9,825	965,798
National Commerce Financial Corp.	55,950	1,526,316

		2,492,114

Financial Services — 3.4%
Ambac Financial Group, Inc.	35,850	2,487,631
Moody’s Corp.	36,425	2,205,534
Nelnet, Inc. (Class “A” Stock)*(a)	35,300	790,720

		5,483,885

Furniture — 1.9%
Ethan Allen Interiors, Inc.(a)	72,825	3,049,911

Healthcare Services — 2.9%
Caremark Rx, Inc.*(a)	96,575	2,446,244
Hooper Holmes, Inc.	352,025	2,175,515

		4,621,759

Hotels & Motels — 0.8%
Marriott International, Inc. (Class “A” Stock)(a)	27,775	1,283,205

Industrial Products — 1.4%
Grainger (W.W.), Inc.(a)	47,925	2,271,166

Insurance — 2.0%
RenaissanceRe Holdings Ltd.(a)	35,200	1,726,560
Willis Group Holdings Ltd. (United Kingdom)*	45,825	1,561,258

		3,287,818

Internet Services — 3.5%
Checkfree Corp.*(a)	109,275	3,021,453
ProQuest Co.*	51,250	1,509,313
Sabre Holdings Corp.	51,098	1,103,206

		5,633,972

Medical Supplies & Equipment — 4.6%
Apogent Technologies, Inc.*	118,850	2,738,304
Charles River Laboratories International, Inc.*(a)	106,575	3,658,720
St. Jude Medical, Inc.*	16,500	1,012,275

		7,409,299

AST Goldman Sachs Mid-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Office Equipment — 1.3%
Pitney Bowes, Inc.	52,250	$2,122,395

Oil & Gas — 4.0%
Energy Partners Ltd.*	54,525	757,898
Nabors Industries Ltd.*(a)	35,825	1,486,738
Pogo Producing Co.	35,550	1,717,065
Smith International, Inc.*(a)	58,750	2,439,299

		6,401,000

Personal Services — 1.1%
ITT Educational Services, Inc.*	36,325	1,706,185

Pharmaceuticals — 4.3%
Allergan, Inc.(a)	11,725	900,597
Biogen Idec, Inc.*(a)	43,550	1,601,769
Covance, Inc.*(a)	81,375	2,180,850
MedImmune, Inc.*	84,850	2,155,190

		6,838,406

Retail & Merchandising — 8.9%
99 Cents Only Stores*(a)	61,600	1,677,368
Chico’s FAS, Inc.*(a)	64,875	2,397,131
Dollar Tree Stores, Inc.*	79,125	2,378,498
Family Dollar Stores, Inc.	27,100	972,348
PETCO Animal Supplies, Inc.*	109,970	3,348,586
TJX Companies, Inc.	93,950	2,071,598
Williams-Sonoma, Inc.*(a)	43,075	1,497,718

		14,343,247

Semiconductors — 4.4%
KLA-Tencor Corp.*(a)	42,025	2,465,607
Microchip Technology, Inc.(a)	74,550	2,486,988
Tessera Technologies, Inc.*	29,700	558,657
Xilinx, Inc.*(a)	41,700	1,615,458

		7,126,710

Telecommunications — 0.7%
Crown Castle International Corp.*(a)	106,675	1,176,625

Transportation — 0.9%
C.H. Robinson Worldwide, Inc.	38,350	1,453,849

Total Long-Term Investments
(Cost $133,768,476)		154,271,629

	Par (000)	Value

SHORT-TERM INVESTMENTS — 25.4%
Commercial Paper — 6.3%
Amsterdam Funding Corp.
1.10%, 01/05/04(b)	$372	$372,040
Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)	5,019	5,015,100
Monumental Global Funding
1.141%, 01/29/04 [FRN](b)(c)	824	825,888
Silver Tower U.S. Funding
1.13%, 02/02/04(b)	782	779,379
Tannehill Capital Co.
1.11%, 01/13/04(b)	3,113	3,106,919
Tulip Funding Corp.
1.10%, 01/21/04(b)	53	52,868

		10,152,194

Corporate Obligations — 10.7%
American Express Centurian
1.144%, 01/22/04 [FRN](b)(c)	583	582,718
1.131%, 01/29/04 [FRN](b)(c)	803	802,617
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	4,083	4,082,546
General Electric Capital Corp.
1.13%, 01/02/04 [FRN](b)(c)	270	270,636
Merrill Lynch & Co., Inc.
1.13%, 01/02/04(b)	275	274,520
1.13%, 01/02/04 [FRN](b)(c)	1,239	1,239,027
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	309	308,553
1.08%, 01/02/04 [FRN](b)(c)	3,980	3,979,661
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	62	62,157
1.10%, 01/02/04 [FRN](b)(c)	1,966	1,965,966
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	2,609	2,608,905
1.111%, 01/23/04 [FRN](b)(c)	61	61,311
1.111%, 01/29/04 [FRN](b)(c)	964	963,574

		17,202,191

AST Goldman Sachs Mid-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Non-Registered Investment Company — 6.7%
BlackRock Institutional Money Market Trust(b)(j)	10,677,315	$10,677,315

	Par (000)
Repurchase Agreement — 0.7%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $1,143,895 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $1,403,432, market value including accrued interest $1,178,168)(b)	$1,144	1,143,832

	Par (000)	Value

Time Deposits — 1.0%
Chase Manhattan Bank
0.875%, 01/02/04(b)	$767	$766,663
UBS Bank
0.938%, 01/02/04(b)	895	894,747

		1,661,410

Total Short-Term Investments
(Cost $40,836,942)		40,836,942

Total Investments — 121.5%
(Cost $174,605,418; Note 5)		195,108,571
Liabilities in Excess of Other Assets — (21.5%)		(34,560,004)

Net Assets — 100.0%		$160,548,567

The following abbreviation is used in portfolio descriptions:

FRN	Floating Rate Note

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $39,257,216; cash collateral $40,836,942 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.

See Notes to Financial Statements.

AST Neuberger Berman Mid-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 97.6%
COMMON STOCK
Advertising — 0.6%
Getty Images, Inc.*	41,500	$2,080,395

Broadcasting — 2.8%
Scripps (E.W.) Co. (Class “A” Stock)	56,100	5,281,254
Univision Communications, Inc. (Class “A” Stock)*(a)	117,300	4,655,637

		9,936,891

Business Services — 2.4%
Alliance Data Systems Corp.*	187,500	5,190,000
Corporate Executive Board Co.*(a)	74,630	3,482,982

		8,672,982

Clothing & Apparel — 2.0%
Coach, Inc.*	188,000	7,097,000

Computer Hardware — 1.1%
SanDisk Corp.*(a)	65,000	3,974,100

Computer Services & Software — 7.5%
Adobe Systems, Inc.(a)	45,000	1,768,500
Affiliated Computer Services, Inc. (Class “A” Stock)*(a)	35,000	1,906,100
Cognos, Inc. (Canada)*	55,500	1,699,410
Electronic Arts, Inc.*	41,900	2,001,982
Mercury Interactive Corp.*(a)	111,500	5,423,360
PeopleSoft, Inc.*(a)	168,000	3,830,400
Symantec Corp.*(a)	161,000	5,578,650
Unisys Corp.*(a)	12,500	185,625
Veritas Software Corp.*(a)	125,200	4,652,432

		27,046,459

Construction — 0.5%
Centex Corp.	17,500	1,883,875

Containers & Packaging — 1.8%
Packaging Corp. of America	90,000	1,967,400
Pactiv Corp.*	186,500	4,457,350

		6,424,750

Electronic Components & Equipment — 8.4%
Agilent Technologies, Inc.*(a)	70,000	2,046,800
Gentex Corp.(a)	89,500	3,952,320
Harman International Industries, Inc.	73,000	5,400,540
Jabil Circuit, Inc.*	65,000	1,839,500
Molex, Inc.(a)	142,500	4,971,825
Parker-Hannifin Corp.	52,000	3,094,000
Zebra Technologies Corp. (Class “A” Stock)*(a)	132,750	8,810,618

		30,115,603

	Shares	Value

Entertainment & Leisure — 3.7%
International Game Technology(a)	135,000	$4,819,500
Mandalay Resort Group	104,000	4,650,880
Royal Caribbean Cruises Ltd.(a)	114,000	3,966,060

		13,436,440

Equipment Services — 0.9%
United Rentals, Inc.*	170,000	3,274,200

Exchange - Traded Funds — 0.7%
iShares Russell 2000 Growth Index Fund(a)	45,000	2,666,250

Financial - Bank & Trust — 1.0%
New York Community Bancorp, Inc.	93,600	3,561,480

Financial Services — 5.3%
Capital One Financial Corp.(a)	88,500	5,424,165
Franklin Resources, Inc.	88,500	4,607,310
Investors Financial Services Corp.(a)	141,000	5,415,810
Moody’s Corp.	62,100	3,760,155

		19,207,440

Food — 1.1%
Whole Foods Market, Inc.(a)	60,500	4,061,365

Healthcare Services — 2.5%
Caremark Rx, Inc.*(a)	210,500	5,331,965
Stericycle, Inc.*	75,800	3,539,860

		8,871,825

Industrial Products — 3.6%
Donaldson Co., Inc.	49,500	2,928,420
Fastenal Co.(a)	115,000	5,743,100
SPX Corp.*(a)	72,500	4,263,725

		12,935,245

Insurance — 0.4%
China Life Insurance Co. [ADR]*(a)	42,400	1,397,928

Internet Services — 1.9%
Amazon.com, Inc.*(a)	51,500	2,710,960
Juniper Networks, Inc.*(a)	222,000	4,146,960

		6,857,920

Machinery & Equipment — 2.1%
Danaher Corp.(a)	63,500	5,826,125
Eaton Corp.	17,500	1,889,650

		7,715,775

Medical Supplies & Equipment — 9.4%
Bard (C.R.), Inc.	44,500	3,615,625
Genzyme Corp.*(a)	85,000	4,193,900
Henry Schein, Inc.*	76,500	5,169,870
Inamed Corp.*	48,750	2,342,925
Invitrogen Corp.*(a)	43,500	3,045,000
Varian Medical Systems, Inc.*	91,000	6,288,100

AST Neuberger Berman Mid-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

VISX, Inc.*	189,000	$4,375,350
Zimmer Holdings, Inc.*	70,000	4,928,000

		33,958,770

Metals & Mining — 0.6%
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)(a)	49,000	2,064,370

Oil & Gas — 2.9%
Kinder Morgan, Inc.	32,000	1,891,200
Murphy Oil Corp.	59,500	3,885,945
XTO Energy, Inc.(a)	170,400	4,822,320

		10,599,465

Personal Services — 0.9%
Education Management Corp.*	108,000	3,352,320

Pharmaceuticals — 7.6%
Allergan, Inc.(a)	60,500	4,647,005
Celgene Corp.*(a)	65,500	2,948,810
Chiron Corp.*(a)	84,000	4,787,160
Gilead Sciences, Inc.*(a)	85,000	4,941,900
NPS Pharmaceuticals, Inc.*	102,800	3,160,072
Teva Pharmaceutical Industries Ltd. [ADR](a)	76,500	4,338,315
Watson Pharmaceuticals, Inc.*(a)	57,500	2,645,000

		27,468,262

Retail & Merchandising — 10.2%
CarMax, Inc.*	77,500	2,397,075
Michaels Stores, Inc.(a)	117,500	5,193,500
Nordstrom, Inc.	106,500	3,652,950
PETsMART, Inc.	104,000	2,475,200
Ross Stores, Inc.	195,000	5,153,850
Staples, Inc.*	143,500	3,917,550
Tiffany & Co.(a)	110,000	4,972,000
Tuesday Morning Corp.*	100,000	3,025,000
Williams-Sonoma, Inc.*(a)	156,500	5,441,504

		36,228,629

Semiconductors — 9.9%
ASML Holding NV.*(a)	194,000	3,889,700
Broadcom Corp. (Class “A” Stock)*(a)	73,500	2,505,615
Fairchild Semiconductor International, Inc.*	140,000	3,495,800
Intersil Corp. (Class “A” Stock)	154,500	3,839,325
KLA-Tencor Corp.*(a)	62,000	3,637,540
Lam Research Corp.*(a)	74,000	2,390,200
Microchip Technology, Inc.	181,000	6,038,160
National Semiconductor Corp.*(a)	63,500	2,502,535
QLogic Corp.*(a)	70,500	3,637,800
Silicon Laboratories, Inc.*	77,500	3,349,550

		35,286,225

	Shares	Value

Telecommunications — 3.6%
Corning, Inc.*	239,000	$2,492,770
Nextel Partners, Inc. (Class “A” Stock)*(a)	509,500	6,852,775
UTStarcom, Inc.*(a)	101,500	3,762,605

		13,108,150

Transportation — 2.2%
J.B. Hunt Transport Services, Inc.*	201,000	5,429,010
Swift Transportation Co., Inc.*	123,500	2,595,970

		8,024,980

Total Long-Term Investments
(Cost $281,332,961)		351,309,094

	Par (000)
SHORT-TERM INVESTMENTS — 45.2%
Certificate of Deposit
Svenska Handelsbank, Inc.
1.39%, 10/27/04(b)	$7	6,850

Commercial Paper — 7.6%
Amsterdam Funding Corp.
1.10%, 01/05/04(b)	7,808	7,800,629
Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)	7,041	7,035,083
Concord Minutemen Capital Co.
1.13%, 02/09/04(b)	1,414	1,410,552
1.13%, 02/12/04(b)	1,494	1,490,412
Lexington Parker Capital Co.
1.10%, 01/12/04(b)	75	74,601
Monumental Global Funding
1.141%, 01/29/04 [FRN](b)(c)	3,059	3,066,307
Tannehill Capital Co.
1.10%, 01/08/04(b)	3,700	3,690,206
1.11%, 01/13/04(b)	29	29,304
Tulip Funding Corp.
1.10%, 01/21/04(b)	2,664	2,661,501

		27,258,595

Corporate Obligations — 16.9%
American Express Centurian
1.144%, 01/22/04 [FRN](b)(c)	2,408	2,407,648
1.131%, 01/29/04 [FRN](b)(c)	5,568	5,568,432
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	5,328	5,328,188
Canadian Imperial Bank of Commerce
1.111%, 01/29/04 [FRN](b)(c)	4,859	4,858,553
General Electric Capital Corp.
1.13%, 01/02/04 [FRN](b)(c)	3,215	3,217,738
Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)	1,527	1,526,852

AST Neuberger Berman Mid-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

Merrill Lynch & Co., Inc.
1.13%, 01/02/04(b)	$1,581	$1,580,555
1.13%, 01/02/04 [FRN](b)(c)	7,028	7,028,408
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	1,227	1,226,619
1.08%, 01/02/04 [FRN](b)(c)	7,121	7,120,725
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	4,560	4,560,145
1.10%, 01/02/04 [FRN](b)(c)	7,765	7,763,458
Societe Generale
1.08%, 01/02/04 [FRN](b)(c)	6,891	6,890,054
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	168	167,483
1.111%, 01/29/04 [FRN](b)(c)	1,635	1,634,446

		60,879,304

	Shares
Non-Registered Investment Company — 15.0%
BlackRock Institutional Money Market Trust(b)(j)	53,908,723	53,908,723

Registered Investment Companies — 2.5%
BlackRock Provident Institutional Funds TempCash Portfolio	4,573,468	4,573,468
BlackRock Provident Institutional Funds TempFund Portfolio	4,573,467	4,573,467

		9,146,935

	Par (000)	Value

Repurchase Agreement — 1.8%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $6,586,011 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $8,080,303, market value including accrued interest $6,783,338)(b)	$6,586	$6,585,645

Time Deposits — 1.4%
Chase Manhattan Bank
0.875%, 01/02/04(b)	3,969	3,968,906
UBS Bank
0.938%, 01/02/04(b)	1,104	1,104,078

		5,072,984

Total Short-Term Investments
(Cost $162,859,036)		162,859,036

Total Investments — 142.8%
(Cost $444,191,997; Note 5)		514,168,130
Liabilities in Excess of Other Assets — (42.8%)		(154,157,983)

Net Assets — 100.0%		$360,010,147

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
FRN	Floating Rate Note

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $148,818,301; cash collateral $153,712,101 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security not available to non-institutional buyers.

See Notes to Financial Statements.

AST Neuberger Berman Mid-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 97.6%
COMMON STOCK
Automotive Parts — 4.1%
BorgWarner, Inc.	220,900	$18,791,963
Lear Corp.	383,200	23,501,656

		42,293,619

Beverages — 2.6%
Constellation Brands, Inc. (Class “A” Stock)*	796,500	26,228,745

Building Materials — 1.0%
American Standard Companies, Inc.*	100,400	10,110,280

Business Services — 3.6%
Manpower, Inc.(a)	507,900	23,911,932
Viad Corp.	519,300	12,982,500

		36,894,432

Clothing & Apparel — 5.3%
Liz Claiborne, Inc.	509,000	18,049,140
Reebok International Ltd.(a)	326,600	12,841,912
VF Corp.	543,700	23,509,588

		54,400,640

Computer Services & Software — 1.7%
Computer Associates International, Inc.(a)	646,700	17,680,778

Conglomerates — 1.3%
Johnson Controls, Inc.	111,400	12,935,768

Consumer Products & Services — 0.9%
Regis Corp.	231,600	9,152,832

Entertainment & Leisure — 1.0%
Brunswick Corp.(a)	325,400	10,357,482

Financial - Bank & Trust — 10.8%
Charter One Financial, Inc.	687,300	23,746,215
First Tennessee National Corp.	559,100	24,656,310
GreenPoint Financial Corp.	588,200	20,775,224
North Fork Bancorp, Inc.(a)	401,800	16,260,846
SouthTrust Corp.	311,700	10,201,941
TCF Financial Corp.	295,600	15,179,060

		110,819,596

Financial Services — 7.6%
Ambac Financial Group, Inc.	299,650	20,792,714
Bear Stearns Companies, Inc.	230,600	18,436,470
CIT Group, Inc.	287,300	10,328,435
Federated Investors, Inc. (Class “B” Stock)	269,400	7,909,584
IndyMac Bancorp, Inc.(a)	707,800	21,085,362

		78,552,565

	Shares	Value

Food — 3.0%
Del Monte Foods Co.*	1,435,200	$14,926,080
Fresh Del Monte Produce, Inc.*(a)	650,100	15,491,883

		30,417,963

Healthcare Services — 13.8%
Anthem, Inc.*(a)	251,900	18,892,500
DaVita, Inc.*	396,100	15,447,900
Laboratory Corp. of America Holdings*(a)	388,200	14,343,990
Omnicare, Inc.(a)	385,000	15,550,150
Oxford Health Plans, Inc.(a)	558,000	24,273,000
Quest Diagnostics, Inc.(a)	168,200	12,297,102
Triad Hospitals, Inc.*	763,700	25,408,298
Universal Health Services, Inc. (Class “B” Stock)(a)	300,400	16,137,488

		142,350,428

Industrial Products — 3.5%
Mohawk Industries, Inc.*(a)	213,200	15,039,128
SPX Corp.*(a)	347,500	20,436,475

		35,475,603

Insurance — 12.7%
Loews Corp.	316,000	15,626,200
PartnerRe Ltd.	315,100	18,291,555
PMI Group, Inc. (The)(a)	518,000	19,285,140
Radian Group, Inc.(a)	488,000	23,790,000
RenaissanceRe Holdings Ltd.(a)	491,100	24,088,455
WellChoice, Inc.*	446,000	15,387,000
XL Capital Ltd. (Class “A” Stock)(a)	184,800	14,331,240

		130,799,590

Oil & Gas — 12.1%
Apache Corp.(a)	65,907	5,345,058
EOG Resources, Inc.	369,800	17,073,666
Equitable Resources, Inc.	287,100	12,322,332
Murphy Oil Corp.	83,200	5,433,792
Pioneer Natural Resources Co.*	660,000	21,073,800
Sunoco, Inc.(a)	432,500	22,122,375
Talisman Energy, Inc. (Canada)	346,700	19,623,220
XTO Energy, Inc.(a)	752,666	21,300,448

		124,294,691

Railroads — 1.0%
Canadian National Railway Co. (Canada)	167,200	10,580,416

Restaurants — 1.5%
Darden Restaurants, Inc.(a)	756,000	15,906,240

AST Neuberger Berman Mid-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Retail & Merchandising — 5.0%
Foot Locker, Inc.	756,600	$17,742,270
May Department Stores Co. (The)(a)	126,000	3,662,820
Office Depot, Inc.*(a)	303,600	5,073,156
Payless ShoeSource, Inc.*	603,800	8,090,920
Pier 1 Imports, Inc.	746,300	16,314,118

		50,883,284

Transportation — 3.3%
CNF, Inc.	453,200	15,363,480
Teekay Shipping Corp.	323,200	18,432,096

		33,795,576

Utilities — 1.8%
Pepco Holdings, Inc.(a)	264,500	5,168,330
PPL Corp.(a)	302,500	13,234,375

		18,402,705

Total Long-Term Investments
(Cost $831,020,399)		1,002,333,233

	Par (000)
SHORT-TERM INVESTMENTS — 21.7%
Certificate of Deposit
Svenska Handelsbank, Inc. 1.39%, 10/27/04(b)	$0	63

Commercial Paper — 0.1%
Cancara Asset Securitisation Ltd. 1.11%, 01/12/04(b)	428	428,089
Monumental Global Funding 1.141%, 01/29/04 [FRN](b)(c)	363	363,633

		791,722

Corporate Obligations — 5.8%
American Express Centurian
1.144%, 01/22/04 [FRN](b)(c)	4,916	4,916,241
1.131%, 01/29/04 [FRN](b)(c)	1,147	1,146,895
Bear Stearns Co., Inc. 1.12%, 01/02/04 [FRN](b)(c)	4,237	4,236,913
General Electric Capital Corp. 1.13%, 01/02/04 [FRN](b)(c)	6,433	6,438,603
Merrill Lynch & Co., Inc.
1.13%, 01/02/04(b)	3,485	3,485,412
1.13%, 01/02/04 [FRN](b)(c)	6,860	6,859,502
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	4,866	4,865,714
1.08%, 01/02/04 [FRN](b)(c)	4,845	4,845,221
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	2,266	2,265,653
1.10%, 01/02/04 [FRN](b)(c)	10,618	10,615,450

	Par (000)	Value

Societe Generale 1.08%, 01/02/04 [FRN](b)(c)	$6,828	$6,826,986
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	3,190	3,189,377
1.111%, 01/29/04 [FRN](b)(c)	4	3,689

		59,695,656

	Shares
Non-Registered Investment Company — 11.6%
BlackRock Institutional Money Market Trust(b)(j)	119,272,335	119,272,335

Registered Investment Company — 2.5%
BlackRock Provident Institutional Funds TempCash Portfolio	25,568,936	25,568,936

	Par (000)
Repurchase Agreement — 1.4%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $14,523,357 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $17,818,543, market value including accrued interest $14,958,498)(b)	$14,523	14,522,550

Time Deposits — 0.3%
Chase Manhattan Bank 0.875%, 01/02/04(b)	2,579	2,579,497
UBS Bank 0.938%, 01/02/04(b)	465	464,697

		3,044,194

Total Short-Term Investments
(Cost $222,895,456)		222,895,456

Total Investments — 119.3%
(Cost $1,053,915,855; Note 5)		1,225,228,689
Liabilities in Excess of Other Assets — (19.3%)		(197,854,385)

Net Assets — 100.0%		$1,027,374,304

AST Neuberger Berman Mid-Cap Value Portfolio

Schedule of Investments

December 31, 2003

The following abbreviation is used in portfolio descriptions:

FRN	Floating Rate Note

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $190,549,938; cash collateral $197,326,520 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.

See Notes to Financial Statements.

AST Alger All-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 98.6%
COMMON STOCK
Biotechnology — 7.1%
Amgen, Inc.*	88,800	$5,487,840
Genentech, Inc.*(a)	164,600	15,401,622
Invitrogen Corp.*(a)	57,800	4,046,000
QLT, Inc.*	195,200	3,679,520

		28,614,982

Business Services — 0.7%
Monster Worldwide, Inc.*	136,500	2,997,540

Clothing & Apparel — 0.4%
Pacific Sunwear of California, Inc.*(a)	69,800	1,474,176

Commercial Services & Supplies — 0.5%
SpectraSite, Inc.*	62,100	2,157,975

Computer Services & Software — 12.2%
Activision, Inc.*	272,400	4,957,680
Brocade Communications Systems, Inc.*(a)	1,091,000	6,305,980
Cisco Systems, Inc.*	402,300	9,771,867
Novell, Inc.*	435,000	4,576,200
Oracle Corp.*	349,300	4,610,760
PeopleSoft, Inc.*(a)	608,400	13,871,520
Veritas Software Corp.*(a)	138,500	5,146,660

		49,240,667

Entertainment & Leisure — 5.7%
Disney (Walt) Co.	343,900	8,023,187
International Game Technology(a)	124,000	4,426,800
Royal Caribbean Cruises Ltd.(a)	31,300	1,088,927
Time Warner, Inc.*(a)	524,200	9,430,358

		22,969,272

Financial - Bank & Trust — 3.0%
Bank of New York Co., Inc.	196,200	6,498,144
U.S. Bancorp	190,300	5,667,134

		12,165,278

Financial Services — 5.8%
Capital One Financial Corp.(a)	117,500	7,201,575
Citigroup, Inc.	227,400	11,037,996
Morgan Stanley Dean Witter & Co.	87,300	5,052,051

		23,291,622

Healthcare Services — 4.5%
Health Management Associates, Inc. (Class “A” Stock)(a)	193,100	4,634,400
Medco Health Solutions, Inc.*	156,300	5,312,637
Quest Diagnostics, Inc.(a)	112,300	8,210,253

		18,157,290

Insurance — 1.0%
MGIC Investment Corp.	71,400	4,065,516

	Shares	Value

Internet Services — 9.7%
eBay, Inc.*(a)	279,000	$18,020,610
United Online, Inc.*(a)	200,600	3,368,074
Yahoo!, Inc.*(a)	388,900	17,566,613

		38,955,297

Machinery & Equipment — 5.2%
Broadcom Corp. (Class “A” Stock)*(a)	388,500	13,243,965
Caterpillar, Inc.	92,000	7,637,840

		20,881,805

Medical Supplies & Equipment — 6.1%
Boston Scientific Corp.*(a)	367,400	13,505,624
Guidant Corp.	74,000	4,454,800
Varian Medical Systems, Inc.*	34,200	2,363,220
Zimmer Holdings, Inc.*	61,700	4,343,680

		24,667,324

Oil & Gas — 1.2%
Halliburton Co.	180,200	4,685,200

Personal Services — 0.9%
Apollo Group, Inc. (Class “A” Stock)*(a)	50,950	3,464,600

Pharmaceuticals — 7.2%
Allergan, Inc.(a)	28,300	2,173,723
Millennium Pharmaceuticals, Inc.*	355,900	6,644,653
Pfizer, Inc.	385,440	13,617,595
Teva Pharmaceutical Industries Ltd. [ADR](a)	114,900	6,515,979

		28,951,950

Retail & Merchandising — 6.1%
Bed Bath & Beyond, Inc.*	121,000	5,245,350
Gap, Inc.(a)	327,100	7,591,991
Home Depot, Inc.	328,000	11,640,720

		24,478,061

Semiconductors — 12.8%
Applied Materials, Inc.*	380,500	8,542,225
Intel Corp.	202,700	6,526,940
Intersil Corp. (Class “A” Stock)	270,700	6,726,895
Kulicke & Soffa Industries, Inc.*	428,100	6,156,078
Micron Technology, Inc.*(a)	434,300	5,850,021
National Semiconductor Corp.*(a)	169,200	6,668,172
Novellus Systems, Inc.*	97,200	4,087,260
Texas Instruments, Inc.	239,500	7,036,510

		51,594,101

Telecommunications — 8.5%
Advanced Fibre Communications, Inc.*(a)	440,100	8,868,015
CIENA Corp.*(a)	982,000	6,520,480
Comverse Technology, Inc.*(a)	343,300	6,038,647

AST Alger All-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Corning, Inc.*	767,600	$8,006,068
Nextel Communications, Inc. (Class “A” Stock)*(a)	167,200	4,691,632

		34,124,842

TOTAL LONG-TERM INVESTMENTS
(Cost $336,768,484)		396,937,498

	Par (000)
SHORT-TERM INVESTMENTS — 33.6%
Certificate of Deposit
Svenska Handelsbank, Inc.
1.39%, 10/27/04(b)	$186	186,012

Commercial Paper — 6.1%
Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)	7,181	7,174,677
Concord Minutemen Capital Co.
1.11%, 01/09/04(b)	2,718	2,710,394
1.13%, 02/09/04(b)	8,299	8,276,159
General Electric Capital Corp.
1.11%, 02/05/04(b)	4,147	4,135,098
Lexington Parker Capital Co.
1.10%, 01/12/04(b)	1,897	1,893,716
Monumental Global Funding
1.141%, 01/29/04 [FRN](b)(c)	294	295,042
Tannehill Capital Co.
1.10%, 01/08/04(b)	135	134,215

		24,619,301

Corporate Obligations — 19.0%
American Express Centurian
1.144%, 01/22/04 [FRN](b)(c)	378	378,215
1.131%, 01/29/04 [FRN](b)(c)	1,458	1,458,011
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	12,338	12,337,764
General Electric Capital Corp.
1.13%, 01/02/04 [FRN](b)(c)	7,439	7,445,668
Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)	1,849	1,848,870
Merrill Lynch & Co., Inc.
1.13%, 01/02/04 [FRN](b)(c)	7	7,130
1.13%, 01/02/04(b)	674	673,575
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	9,473	9,472,845
1.08%, 01/02/04 [FRN](b)(c)	5,278	5,278,004
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	12,291	12,291,363
1.10%, 01/02/04 [FRN](b)(c)	9,389	9,386,180
Societe Generale
1.08%, 01/02/04 [FRN](b)(c)	2,394	2,393,025
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	5,957	5,956,802

	Par (000)	Value

1.111%, 01/23/04 [FRN](b)(c)	$976	$975,658
1.111%, 01/29/04 [FRN](b)(c)	6,363	6,361,752

		76,264,862

	Shares
Non-Registered Investment Company — 5.7%
BlackRock Institutional Money Market Trust(b)(j)	22,869,786	22,869,786

Registered Investment Companies — 0.7%
BlackRock Provident Institutional Funds TempCash Portfolio	1,436,060	1,436,060
BlackRock Provident Institutional Funds TempFund Portfolio	1,436,059	1,436,059

		2,872,119

	Par (000)
Repurchase Agreement — 0.7%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $2,806,719 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $3,443,532, market value including accrued interest $2,890,812)(b)	$2,807	2,806,563

Time Deposits — 1.4%
Chase Manhattan Bank
0.875%, 01/02/04(b)	4,087	4,087,052
UBS Bank
0.938%, 01/02/04(b)	1,578	1,577,992

		5,665,044

Total Short-Term Investments
(Cost $135,283,687)		135,283,687

Total Investments — 132.2%
(Cost $472,052,171; Note 5)		532,221,185
Liabilities in Excess of Other Assets — (32.2%)		(129,716,640)

Net Assets — 100.0%		$402,504,545

AST Alger All-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
FRN	Floating Rate Note

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $127,443,711; cash collateral $132,411,568 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.

See Notes to Financial Statements.

AST Gabelli All-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 91.0%
COMMON STOCK — 90.8%
Aerospace — 1.1%
Curtiss-Wright Corp. (Class “B” Stock)	1,400	$62,860
General Dynamics Corp.	2,000	180,780
Lockheed Martin Corp.	2,500	128,500
Northrop Grumman Corp.(a)	10,700	1,022,920
Raytheon Co.	4,000	120,160
Sequa Corp. (Class “A” Stock)*	11,000	539,000

		2,054,220

Automobile Manufacturers — 2.5%
DaimlerChrysler AG*(a)	43,000	1,987,460
Ford Motor Co.(a)	1,000	16,000
General Motors Corp.(a)	6,000	320,400
Monaco Coach Corp.*	10,000	238,000
Navistar International Corp.*(a)	35,000	1,676,150
PACCAR, Inc.	3,000	255,360

		4,493,370

Automotive Parts — 3.7%
AutoNation, Inc.*(a)	75,000	1,377,750
BorgWarner, Inc.	12,000	1,020,840
Dana Corp.	140,000	2,569,000
Exide Technologies*(a)	20,000	500
Federal-Mogul Corp.*(a)	8,000	1,800
Genuine Parts Co.	40,000	1,328,000
Midas, Inc.*	5,000	71,500
Myers Industries, Inc.	29,000	351,480
Superior Industries International, Inc.	2,000	87,040

		6,807,910

Beverages — 1.8%
Coca-Cola Co.	10,000	507,500
Coca-Cola Enterprises, Inc.	30,000	656,100
Coca-Cola Hellenic Bottling Co. SA [ADR]	1,500	31,620
Fomento Economico Mexicano SA de CV [ADR]	35,000	1,290,800
PepsiAmericas, Inc.	40,000	684,800
Pernod Ricard SA (France)	200	22,238

		3,193,058

Broadcasting — 7.6%
Beasley Broadcast Group, Inc.*	7,500	123,225
Belo Corp. (Class “A” Stock)	20,000	566,800
Crown Media Holdings, Inc.*	60,000	496,200
Fox Entertainment Group, Inc. (Class “A” Stock)*	35,000	1,020,250
Gray Television, Inc.	20,000	302,400
Grupo Televisa SA [ADR]	22,000	876,920
Liberty Corp. (The)	5,000	225,950
Liberty Media Corp. (Class “A” Stock)*(a)	275,533	3,276,087

	Shares	Value

Liberty Media Corp. (Class “B” Stock)*	500	$6,900
Lin TV Corp. (Class “A” Stock)*	17,000	438,770
Media General, Inc. (Class “A” Stock)	16,500	1,074,150
Mediaset SPA (Italy)	4,000	47,528
Meredith Corp.	6,000	292,860
News Corp. Ltd. [ADR](a)	2,000	72,200
NRJ Group (France)	1,000	21,317
Paxson Communications Corp.*	81,000	311,850
Publishing & Broadcasting Ltd. (Australia)	7,000	66,032
Scripps, (E.W.) Co. (Class “A” Stock)	28,000	2,635,920
UnitedGlobalCom, Inc. (Class “A” Stock)*(a)	170,216	1,443,432
Young Broadcasting, Inc. (Class “A” Stock)*	27,000	541,080

		13,839,871

Building Materials — 0.2%
Bouygues SA (France)	750	26,224
CRH PLC (Ireland)	3,000	61,567
Thomas Industries, Inc.	10,000	346,599

		434,390

Business Services
Amadeus Global Travel Distribution SA (Spain)	3,500	22,736
SGS Societe Generale De Surveillance Holding SA (Switzerland)	50	31,372

		54,108

Cable Television — 1.9%
Cablevision Systems New York Group (Class “A” Stock)*	100,000	2,339,000
Comcast Corp. (Class “A” Stock)*	18,000	591,660
Hughes Electronics Corp.*	32,929	544,969
PrimaCom AG [ADR]*	14,400	6,912

		3,482,541

Chemicals — 1.8%
Albemarle Corp.	13,000	389,610
Great Lakes Chemical Corp.(a)	40,000	1,087,600
Hercules, Inc.*	80,000	976,000
Sensient Technologies Corp.(a)	45,000	889,650
Shin-Etsu Chemical Co. Ltd. (Japan)	500	20,435

		3,363,295

Clothing & Apparel
Dior (Christian) SA (France)	730	44,225
Swatch Group AG (Switzerland)	300	36,022

		80,247

Computer Hardware — 0.3%
Hewlett-Packard Co.	20,365	467,784

Computer Services & Software — 0.6%
EMC Corp.*	14,000	180,880

AST Gabelli All-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

NIWS Co., Ltd. (Japan)	8	$17,915
PeopleSoft, Inc.*(a)	40,000	912,000

		1,110,795

Conglomerates — 3.2%
Cendant Corp.*(a)	68,800	1,532,176
Honeywell International, Inc.	99,000	3,309,570
ITT Industries, Inc.	12,000	890,520

		5,732,266

Construction — 0.5%
Fleetwood Enterprises, Inc.*	90,000	923,400
Sekisui House Ltd. (Japan)	2,000	20,659
Technip-Coflexip SA (France)	200	21,645

		965,704

Consumer Products & Services — 2.7%
Altadis SA (Spain)	2,000	56,761
Boots Group PLC (United Kingdom)	2,500	30,925
Church and Dwight Co., Inc.	15,000	594,000
Energizer Holdings, Inc.*	44,000	1,652,640
Gallaher Group PLC [ADR]	700	29,778
Gillette Co.	10,000	367,300
Mattel, Inc.	15,000	289,050
Procter & Gamble Co.	13,000	1,298,440
Rayovac Corp.*	25,000	523,750

		4,842,644

Containers & Packaging — 0.1%
Greif, Inc. (Class “A” Stock)	4,000	142,040

Electronic Components & Equipment — 2.2%
Agere Systems, Inc. (Class “B” Stock)*	50,000	145,000
AMETEK, Inc.	10,000	482,600
CTS Corp.	30,000	345,000
Eastman Kodak Co.(a)	15,000	385,050
General Electric Co.(a)	40,000	1,239,200
Magnetek, Inc.*	22,000	144,980
Molex, Inc.	20,000	587,200
Nintendo Co., Ltd. (Japan)	300	27,993
Thomas & Betts Corp.(a)	30,000	686,700
Tokyo Electron Ltd. (Japan)	400	30,382

		4,074,105

Entertainment & Leisure — 4.9%
Disney (Walt) Co.	85,000	1,983,050
Dover Downs Gaming & Entertainment, Inc.	16,000	151,360
Dover Motorsports, Inc.	25,000	87,500
Gaylord Entertainment Co. (Class “A” Stock)*	18,000	537,300
Gemstar-TV Guide International, Inc.*	100,000	505,000
Greek Organization of Football Prognostics (Greece)	1,600	23,007
Hilton Group PLC (United Kingdom)	10,000	40,234
MGM MIRAGE*	15,000	564,150

	Shares	Value

Pixar, Inc.*	100	$6,929
Time Warner, Inc.*(a)	160,000	2,878,400
Viacom, Inc.	16,000	708,320
Vivendi Universal SA [ADR]*	47,000	1,141,160
World Wrestling Entertainment, Inc.	23,500	307,850

		8,934,260

Environmental Services — 0.6%
Trojan Technologies, Inc. [Canada]*	30,000	170,700
Waste Management, Inc.	30,000	888,000

		1,058,700

Financial - Bank & Trust — 2.6%
Bank of Ireland [ADR]	1,000	54,940
Bank of New York Co., Inc.(a)	23,000	761,760
Deutsche Bank AG [ADR]*(a)	14,000	1,150,940
PNC Financial Services Group	15,000	820,950
UBS AG [ADR]*	1,000	67,990
Wilmington Trust Corp.	50,000	1,800,000

		4,656,580

Financial Services — 5.6%
American Express Co.(a)	90,000	4,340,700
BKF Capital Group, Inc.*	7,000	172,760
Countrywide Financial Corp.(a)	5,333	404,508
Eaton Vance Corp.	10,000	366,400
Fannie Mae	6,000	450,360
Freddie Mac	4,800	279,936
Irish Life & Permanent PLC (Ireland)	2,000	31,862
J.P. Morgan Chase & Co.	12,000	440,760
Lehman Brothers Holdings, Inc.(a)	4,000	308,880
Merrill Lynch & Co., Inc.	15,000	879,750
Nikko Securities Co. Ltd. (Japan)	7,000	38,994
Price (T. Rowe) Group, Inc.(a)	40,000	1,896,400
Schwab, (Charles) Corp.	18,000	213,120
Washington Mutual, Inc.	7,000	280,840

		10,105,270

Food — 6.3%
Albertson’s, Inc.(a)	25,000	566,250
Archer-Daniels-Midland Co.	180,000	2,739,600
Del Monte Foods Co.*	10,000	104,000
Diageo PLC [ADR]	26,000	1,374,360
Flowers Foods, Inc.	60,000	1,548,000
General Mills, Inc.(a)	20,000	906,000
Heinz (H.J.) Co.	30,000	1,092,900
Kellogg Co.	15,000	571,200
Safeway, Inc.*	60,000	1,314,600
Smucker (J.M.) Co. (The)(a)	340	15,399
Weis Markets, Inc.	17,000	617,100
Wrigley (Wm., Jr.) Co.	11,000	618,310

		11,467,719

Healthcare Services — 0.1%
Tenet Healthcare Corp.*	8,000	128,400

AST Gabelli All-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Hotels & Motels — 0.1%
Hilton Hotels Corp.	15,000	$256,950

Industrial Products — 1.8%
Cooper Industries Ltd. (Class “A” Stock)	40,000	2,317,200
Crane Co.(a)	30,000	922,200

		3,239,400

Insurance — 1.2%
Alleghany Corp.*	2,040	453,900
Argonaut Group, Inc.*	14,000	217,560
Hartford Financial Services Group, Inc. (The)	5,000	295,150
Leucadia National Corp.	5,000	230,500
MONY Group, Inc. (The)*(a)	10,000	312,900
Riunione Adriatica di Sicurta SPA (Italy)	1,300	22,137
UnumProvident Corp.(a)	21,000	331,170
White Mountain Insurance Group*	600	275,970

		2,139,287

Internet Services — 0.2%
Checkfree Corp.*	3,000	82,950
eBay, Inc.*(a)	200	12,918
InterActiveCorp.*(a)	6,000	203,580

		299,448

Machinery & Equipment — 2.4%
AGCO Corp.*	40,000	805,600
Deere & Co.	20,000	1,301,000
Flowserve Corp.*	10,000	208,800
Gencorp, Inc.	55,000	592,350
Thermo Electron Corp.*	60,000	1,512,000

		4,419,750

Medical Supplies & Equipment — 2.2%
Apogent Technologies, Inc.*	11,000	253,440
Aventis SA [ADR]	500	33,130
Baxter International, Inc.	6,000	183,120
Bio-Rad Laboratories, Inc.*	3,000	173,010
DENTSPLY International, Inc.	3,000	135,510
Henry Schein, Inc.*	10,000	675,800
ICU Medical, Inc.*	4,000	137,120
Inamed Corp.*	15,000	720,900
Invitrogen Corp.*(a)	7,000	490,000
Nakanishi, Inc. (Japan)	1,000	43,342
Owens & Minor, Inc.	15,000	328,650
Patterson Dental Co.*	1,500	96,240
Sybron Dental Specialties, Inc.*	27,000	758,701
Synthes-Stratec, Inc. (Switzerland)	35	34,639

		4,063,602

Metals & Mining — 0.8%
Alcoa, Inc.(a)	7,000	266,000
Harmony Gold Mining Co. [ADR]	5,000	81,150

	Shares	Value

Newmont Mining Corp.	6,000	$291,660
Precision Castparts Corp.(a)	17,636	800,851

		1,439,661

Oil & Gas — 4.7%
Baker Hughes, Inc.	16,200	520,992
Burlington Resources, Inc.	30,000	1,661,399
ConocoPhillips	19,594	1,284,779
Devon Energy Corp.(a)	18,000	1,030,680
El Paso Corp.	62,000	507,780
Eni SPA [ADR]	550	52,239
ENSCO International, Inc.	5,000	135,850
Equitable Resources, Inc.	6,000	257,520
Halliburton Co.(a)	4,000	104,000
Kerr-McGee Corp.	20,000	929,800
National Fuel Gas Co.	38,000	928,720
ONEOK, Inc.(a)	30,000	662,400
Questar Corp.	10,000	351,500
Total SA [ADR]	750	69,383

		8,497,042

Paper & Forest Products — 0.3%
International Paper Co.	6,000	258,660
MeadWestvaco Corp.	8,000	238,000

		496,660

Pharmaceuticals — 2.0%
AstraZeneca PLC [ADR](a)	1,000	48,380
Bristol-Myers Squibb Co.(a)	40,000	1,144,000
GlaxoSmithKline PLC [ADR]	1,750	81,585
Merck & Co., Inc.	8,000	369,600
Novartis AG [ADR]	1,500	68,835
Pfizer, Inc.	47,000	1,660,509
Roche Holding AG (Switzerland)	600	60,522
Sanofi-Sythelabo SA [ADR]	1,500	56,625
Takeda Chemical Industries Ltd. (Japan)	700	27,760
Wyeth	4,000	169,800

		3,687,616

Printing & Publishing — 5.0%
Journal Register Co.*	10,000	207,000
Knight-Ridder, Inc.	14,000	1,083,180
McGraw-Hill Companies, Inc.	5,000	349,600
New York Times Co. (Class “A” Stock)	30,000	1,433,700
Pearson PLC (ADR)	2,300	25,783
PRIMEDIA, Inc.*	50,000	141,500
Pulitzer, Inc.	25,000	1,350,000
Readers Digest Association, Inc.(a)	20,894	306,306
Tribune Co.(a)	55,000	2,838,000
Washington Post Co. (Class “B” Stock)	1,700	1,345,380

		9,080,449

Real Estate
Cheung Kong Holdings Ltd. (Hong Kong)	3,000	23,861

AST Gabelli All-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Retail & Merchandising — 0.6%
Big 5 Sporting Goods Corp.*	3,000	$62,850
Blockbuster, Inc. (Class “A” Stock)(a)	2,000	35,900
Compagnie Financiere Richemont AG (Switzerland)	2,700	64,839
Matsumotokiyoshi Co., LTD (Japan)*	400	8,976
Matsumotokiyoshi Co., LTD (Japan)* WI	400	8,976
Neiman Marcus Group, Inc. (Class “A” Stock)*	17,000	912,391

		1,093,932

Semiconductors — 0.7%
Rohm Co. Ltd. (Japan)	300	35,159
Texas Instruments, Inc.	45,000	1,322,100

		1,357,259

Telecommunications — 10.6%
AT&T Corp.(a)	25,000	507,500
BCE, Inc.	25,000	559,000
BT Group PLC [ADR]	15,000	513,300
Cable & Wireless Communications PLC [ADR]	25,000	175,250
CenturyTel, Inc.(a)	80,000	2,609,599
Cincinnati Bell, Inc.*(a)	130,000	656,500
Commonwealth Telephone Enterprises, Inc.*(a)	14,490	546,998
Corning, Inc.*	140,000	1,460,200
France Telecom SA [ADR]	1,000	28,590
IDT Corp.*	200	4,430
IDT Corp. (Class “B” Stock)*	200	4,626
Ito-Yokado Co. Ltd. (Japan)	1,000	31,445
KDDI Corp. (Japan)	6	34,375
Lucent Technologies, Inc.*	186,000	528,240
MMO2 PLC [ADR]*	60,000	819,600
Motorola, Inc.	145,000	2,040,150
Nextel Communications, Inc. (Class “A” Stock)*	25,000	701,500
Nextel Partners, Inc. (Class “A” Stock)*(a)	25,000	336,250
Nortel Networks Corp.*	70,000	296,100
Price Communications Corp.*	38,000	521,740
Qualcomm, Inc.	2,000	107,860
Qwest Communications International, Inc.*	260,000	1,123,200
Sprint Corp.(a)	65,000	1,067,300
Sprint Corp. (PCS Group)*(a)	140,000	786,800
Telecom Italia SPA (Italy)*	15,000	44,463
Telefonica Moviles, SA (Spain)	2,500	26,110
Telephone & Data Systems, Inc.	19,000	1,188,450
United States Cellular Corp.*	35,000	1,242,500
Verizon Communications, Inc.	25,000	877,000
Vodafone Group PLC [ADR](a)	2,000	50,080
Western Wireless Corp. (Class “A” Stock)*	12,000	220,320

		19,109,476

	Shares	Value

Utilities — 7.9%
AES Corp.*	127,500	$1,203,600
Allegheny Energy, Inc.*(a)	60,000	765,600
Aquila, Inc.*	125,000	423,750
CH Energy Group, Inc.	7,000	328,300
Cinergy Corp.(a)	42,000	1,630,019
Cleco Corp.	10,000	179,800
Constellation Energy Group, Inc.	30,000	1,174,800
DPL, Inc.	28,000	584,640
Duke Energy Corp.(a)	12,000	245,400
Duquesne Light Holdings, Inc.(a)	48,000	880,320
El Paso Electric Co.*	38,100	508,635
FirstEnergy Corp.	10,000	352,000
Great Plains Energy, Inc.	40,000	1,272,800
Mirant Corp.*(a)	200,000	78,000
NiSource, Inc.	10,000	219,400
Northeast Utilities(a)	75,000	1,512,750
NUI Corp.	5,000	80,600
PPL Corp.(a)	2,000	87,500
Public Service Enterprise Group, Inc.(a)	8,200	359,160
Sierra Pacific Resources*(a)	30,000	220,200
Teco Energy, Inc.(a)	38,000	547,580
UIL Holdings Corp.	3,000	135,300
Unisource Energy Corp.	10,000	246,600
Wisconsin Energy Corp.	20,000	669,000
Xcel Energy, Inc.(a)	32,000	543,360

		14,249,114

Total Common Stock
(Cost $141,788,324)		164,942,784

PREFERRED STOCK — 0.2%
Broadcasting
News Corp. Ltd. [ADR]
(Cost $447,655)	14,684	444,190

Total Long-Term Investments
(Cost $142,235,979)		165,386,974

	Par (000)
SHORT-TERM INVESTMENTS — 32.3%
Certificate of Deposit — 0.3%
Svenska Handelsbank, Inc.
1.39%, 10/27/04(b)	$579	579,432

Commercial Paper — 4.7%
Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)	350	349,475
Concord Minutemen Capital Co.
1.13%, 02/12/04(b)	342	341,031
Crown Point Capital Co.
1.11%, 01/16/04(b)	86	85,689
General Electric Capital Corp.
1.11%, 02/05/04(b)	688	686,485

AST Gabelli All-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

Lexington Parker Capital Co.
1.10%, 01/12/04(b)	$1,302	$1,299,633
Monumental Global Funding
1.141%, 01/29/04 [FRN](b)(c)	1,891	1,895,691
Silver Tower U.S. Funding
1.13%, 02/02/04(b)	2,864	2,856,064
Tannehill Capital Co.
1.11%, 01/13/04(b)	293	292,856
Tulip Funding Corp.
1.10%, 01/21/04(b)	804	803,593

		8,610,517

Corporate Obligations — 9.6%
American Express Centurian
1.118%, 01/22/04 [FRN](b)(c)	307	307,066
1.144%, 01/22/04 [FRN](b)(c)	14	14,398
1.131%, 01/29/04 [FRN](b)(c)	1,203	1,202,504
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	3,915	3,914,602
Canadian Imperial Bank of Commerce
1.111%, 01/29/04 [FRN](b)(c)	1,001	1,001,261
Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)	1,597	1,597,407
Merrill Lynch & Co., Inc.
1.13%, 01/02/04(b)	390	389,603
1.13%, 01/02/04 [FRN](b)(c)	2,182	2,181,260
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	1,140	1,140,058
1.08%, 01/02/04 [FRN](b)(c)	1,897	1,896,555
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	730	729,832
1.10%, 01/02/04 [FRN](b)(c)	2,556	2,555,753
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	145	144,579
1.111%, 01/23/04 [FRN](b)(c)	66	66,216
1.111%, 01/29/04 [FRN](b)(c)	303	302,469

		17,443,563

	Shares
Non-Registered Investment Company — 7.7%
BlackRock Institutional Money Market Trust(b)(j)	14,082,195	14,082,195

Registered Investment Companies — 8.3%
BlackRock Provident Institutional Funds TempCash Portfolio	7,538,660	7,538,660
BlackRock Provident Institutional Funds TempFund Portfolio	7,538,658	7,538,658

		15,077,318

	Par (000)	Value

Repurchase Agreement — 0.9%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $1,623,438 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $1,991,778, market value including accrued interest $1,672,079)(b)	$1,623	$1,623,348

Time Deposits — 0.8%
Chase Manhattan Bank
0.875%, 01/02/04(b)	959	959,416
UBS Bank
0.938%, 01/02/04(b)	415	415,396

		1,374,812

Total Short-Term Investments
(Cost $58,791,185)		58,791,185

Total Investments — 123.3%
(Cost $201,027,164; Note 5)		224,178,159
Liabilities in Excess of Other Assets — (23.3%)		(42,304,444)

Net Assets — 100.0%		$181,873,715

AST Gabelli All-Cap Value Portfolio

Schedule of Investments

December 31, 2003

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
FRN	Floating Rate Note

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $41,967,791; cash collateral $43,713,867 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.

See Notes to Financial Statements.

AST T. Rowe Price Natural Resources Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 97.2%
COMMON STOCK — 96.4%
Building & Real Estate — 4.7%
AMB Property Corp. [REIT]	34,800	$1,144,224
Archstone Smith Trust [REIT]	31,000	867,380
Boston Properties, Inc. [REIT]	16,700	804,773
Camden Property Trust [REIT]	24,000	1,063,200
Catellus Development Corp.	56,085	1,352,770
Duke-Weeks Realty Corp. [REIT]	38,630	1,197,530
Rouse Co. [REIT]	35,500	1,668,500

		8,098,377

Building Materials — 1.4%
Carpenter Technology Corp.	36,500	1,079,305
Walter Industries, Inc.	94,400	1,260,240

		2,339,545

Chemicals — 9.6%
Agrium, Inc. (Canada)	336,100	5,532,206
Dow Chemical Co.	60,100	2,498,357
Hercules, Inc.*	150,900	1,840,980
IMC Global, Inc.*(a)	132,300	1,313,739
Octel Corp.	36,975	728,038
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	51,700	4,471,016

		16,384,336

Containers & Packaging — 2.0%
Packaging Corp. of America	71,700	1,567,362
Smurfit-Stone Container Corp.*(a)	96,962	1,800,584

		3,367,946

Diversified Metals — 4.0%
Companhia Vale Do Rio Doce (Class “A” Stock) [ADR]	24,000	1,236,240
Companhia Vale Do Rio Doce [ADR]	5,000	292,500
Inco Ltd. (Canada)*	61,700	2,456,894
Nucor Corp.(a)	49,700	2,783,200

		6,768,834

Energy Services — 2.2%
Massey Energy Co.	38,600	802,880
Peabody Energy Corp.	27,500	1,147,025
W-H Energy Services, Inc.*	114,900	1,861,380

		3,811,285

Exploration & Production — 9.1%
Devon Energy Corp.(a)	79,957	4,578,338
Encore Acquisition Co.*	46,400	1,143,760

	Shares	Value

Forest Oil Corp.*	54,380	$1,553,637
Global Industries Ltd.*	117,700	606,155
Kerr-McGee Corp.	28,800	1,338,912
Layne Christensen Co.*	79,700	936,475
Murphy Oil Corp.(a)	77,500	5,061,524
Tom Brown, Inc.*	9,400	303,150

		15,521,951

Farming & Agriculture — 0.8%
Delta and Pine Land Co.	50,900	1,292,860

Gas Transmission & Distribution — 1.0%
Gazprom [ADR] 144A (cost $1,291,335; purchased 06/24/03 - 07/03/03)(g)	67,000	1,735,300

Integrated Petroleum — 18.7%
Amerada Hess Corp.	54,300	2,887,131
Baker Hughes, Inc.	98,900	3,180,624
BP PLC [ADR](a)	82,300	4,061,505
ChevronTexaco Corp.	23,028	1,989,389
ENI Co. SPA [ADR](a)	18,000	1,709,640
Exxon Mobil Corp.	106,000	4,346,000
Lukoil Holding [ADR]	6,900	641,700
Marathon Oil Corp.	105,600	3,494,304
Royal Dutch Petroleum Co. .	83,800	4,390,282
Total Fina SA [ADR]	51,700	4,782,767
Yukos [ADR]	12,127	516,610

		31,999,952

Machinery & Equipment — 4.4%
Cooper Cameron Corp.*(a)	50,500	2,353,300
Deere & Co.	18,900	1,229,445
Grant Prideco, Inc.*(a)	42,400	552,048
Hydril Co.*	96,900	2,318,817
Joy Global, Inc.	42,500	1,111,375

		7,564,985

Metals & Mining — 11.9%
Alcoa, Inc.(a)	107,184	4,072,992
Arch Coal, Inc.(a)	89,400	2,786,598
BHP Billiton Ltd. (Australia)	137,400	1,261,956
International Steel Group, Inc.*(a)	58,700	2,286,365
JSC MMC Norilsk Nickel [ADR]	27,300	1,778,595
Newmont Mining Corp.(a)	78,826	3,831,732
Noranda, Inc. (Canada)	98,450	1,561,417
Teck Corp. [CVT]	161,100	2,733,867

		20,313,522

Non-Ferrous Metals — 1.3%
Phelps Dodge Corp.*(a)	28,800	2,191,392

AST T. Rowe Price Natural Resources Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Oil & Gas — 8.4%
Diamond Offshore Drilling, Inc.(a)	124,900	$2,561,699
Helmerich & Payne, Inc.	27,800	776,454
Nabors Industries, Inc.*(a)	30,500	1,265,750
Premcor, Inc.*	49,100	1,276,600
Schlumberger Ltd.(a)	68,400	3,742,848
Seacor Smit, Inc.*	19,850	834,296
Tidewater, Inc.	38,600	1,153,368
Transocean, Inc.*(a)	116,600	2,799,566

		14,410,581

Paper & Forest Products — 4.6%
Bowater, Inc.(a)	51,700	2,394,227
International Paper Co.	12,400	534,564
Kimberly-Clark Corp.	18,200	1,075,438
Longview Fibre Co.*	40,300	497,705
MeadWestvaco Corp.	29,600	880,600
Potlatch Corp.	69,500	2,416,515

		7,799,049

Petroleum Exploration & Production — 11.0%
BG Group PLC (United Kingdom)	433,600	2,225,789
BJ Services Co.*	62,600	2,247,340
Canadian Natural Resources Ltd. (Canada)(a)	20,500	1,034,020
Cimarex Energy Co.*	11,973	319,559
ConocoPhillips	19,939	1,307,400
EOG Resources, Inc.	12,300	567,891
FMC Technologies, Inc.*	102,800	2,395,240
Noble Corp.*	48,000	1,717,440
Noble Energy, Inc.	13,100	582,033
Smith International, Inc.*	22,700	942,504
Ultra Petroleum Corp.*	74,600	1,836,652
Unocal Corp.	44,400	1,635,252
Westport Resources Corp.*	38,300	1,143,638
XTO Energy, Inc.(a)	27,966	791,438

		18,746,196

Precious Metals — 0.9%
Meridian Gold Inc*	109,000	1,592,490

Transportation — 0.4%
Norfolk Southern Corp.	31,600	747,340

Total Common Stock
(Cost $140,116,806)		164,685,941

	Moody’s Rating (Unaudited)	Par (000)	Value

CORPORATE OBLIGATION — 0.8%
Metals & Mining
Teck Cominco Ltd. 3.75%, 07/15/06[CVT](a)
(Cost $1,180,737)	Ba1	$1,336	$1,289,240

Total Long-Term Investments
(Cost $141,297,543)			165,975,181

SHORT-TERM INVESTMENTS — 22.9%
Commercial Paper — 5.2%
Cancarra AB 1.11%, 01/12/04(b)		2,780	2,778,045
Concord Minutemen Capital Co. 1.13%, 02/12/04(b)		68	68,015
Fairway Finance Corp. 1.10%, 01/12/04(b)		1,126	1,122,522

Greyhawk Funding LLC 1.091%, 01/06/04 (cost $619,906; purchased 12/03/03)(g)(h)	620	619,906
Lexington Parker Capital Co. 1.10%, 01/12/04(b)	1,021	1,018,640
Silver Tower U.S. Funding 1.13%, 02/02/04(b)	1,038	1,035,492
Tannehill Capital Co.
1.10%, 01/08/04(b)	2,180	2,174,289

		8,816,909

Corporate Obligations — 5.8%
General Electric Capital Corp.
1.13%, 01/02/04 [FRN](b)(c)	13	12,902
Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)	2,055	2,055,192
Merrill Lynch & Co., Inc.
1.13%, 01/02/04(b)	175	174,517
1.13%, 01/02/04 [FRN](b)(c)	562	562,280
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	2,881	2,880,630
1.08%, 01/02/04 [FRN](b)(c)	721	720,987
Natexis Banques Populaires
1.10%, 01/02/04 [FRN](b)(c)	998	997,331
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	748	747,600
1.111%, 01/23/04 [FRN](b)(c)	1,849	1,848,404

		9,999,843

AST T. Rowe Price Natural Resources Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Non-Registered Investment Company — 5.8%
BlackRock Institutional Money Market Trust(b)	9,874,323	$9,874,323

Registered Investment Company — 5.2%
BlackRock Provident Institutional Funds TempCash Portfolio	8,928,021	8,928,021

	Par (000)

Repurchase Agreement — 0.4%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $727,196 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00%-6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $892,188) market value including accrued interest $748,984)(b)	$727	727,155

	Par (000)	Value

Time Deposits — 0.5%
Chase Manhattan Bank
0.875%, 01/02/04(b)	$430	$430,018
UBS Bank
0.938%, 01/02/04(b)	430	430,334

		860,352

Total Short-Term Investments
(Cost $39,206,603)		39,206,603

Total Investments — 120.1%
(Cost $180,504,146; Note 5)		205,181,784
Liabilities in Excess of Other Assets — (20.1%)		(34,321,528)

Net Assets — 100.0%		$170,860,256

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVT	Convertible Security
FRN	Floating Rate Note
REIT	Real Estate Investment Trust

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $28,343,578; cash collateral $29,658,676 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(g)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid securities is $1,911,241. The aggregate value, $2,355,206 represents 1.38% of net assets.

(h)	Indicates a restricted security; the aggregate cost of the restricted security is $619,906. The aggregate value, $619,906 is approximately 0.36% of net assets.

(j)	Security available to institutional investors only.

See Notes to Financial Statements.

AST Alliance Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 99.8%
COMMON STOCK
Broadcasting — 2.8%
Clear Channel Communications, Inc.	81,200	$3,802,596
Liberty Media Corp. (Class “A” Stock)*	101,400	1,205,646
Scripps (E.W.) Co. (Class “A” Stock)	16,900	1,590,966

		6,599,208

Cable Television — 2.4%
Comcast Corp. (Special Class “A” Stock)*(a)	182,200	5,699,216

Computer Hardware — 3.5%
Dell, Inc.*	244,900	8,316,804

Computer Services & Software — 15.0%
Cisco Systems, Inc.*	366,000	8,890,140
Electronic Arts, Inc.*(a)	83,800	4,003,964
EMC Corp.*	240,000	3,100,800
Microsoft Corp.	507,200	13,968,288
Symantec Corp.*(a)	60,200	2,085,930
Veritas Software Corp.*(a)	95,800	3,559,928

		35,609,050

Consumer Products & Services — 2.8%
Avon Products, Inc.	49,900	3,367,751
Procter & Gamble Co.	33,300	3,326,004

		6,693,755

Electronic Components & Equipment — 4.3%
General Electric Co.	326,700	10,121,166

Entertainment & Leisure — 4.7%
Time Warner, Inc.*(a)	103,800	1,867,362
Viacom, Inc. (Class “B” Stock)	208,500	9,253,230

		11,120,592

Financial - Bank & Trust — 0.5%
Bank One Corp.	27,700	1,262,843

Financial Services — 14.1%
Citigroup, Inc.	215,300	10,450,662
Fannie Mae	41,200	3,092,472
Franklin Resources, Inc.	9,500	494,570
Goldman Sachs Group, Inc.	12,500	1,234,125
J.P. Morgan Chase & Co.	34,400	1,263,512
Lehman Brothers Holdings, Inc.	31,500	2,432,430
MBNA Corp.	286,500	7,119,525
Merrill Lynch & Co., Inc.	42,300	2,480,895
Morgan Stanley Dean Witter & Co.	82,100	4,751,127

		33,319,318

Healthcare Services — 2.4%
UnitedHealth Group, Inc.(a)	98,500	5,730,730

	Shares	Value

Insurance — 7.1%
ACE Ltd.	45,900	$1,901,178
American International Group, Inc.	144,400	9,570,832
Progressive Corp. (The)	63,600	5,316,324

		16,788,334

Internet Services — 4.0%
eBay, Inc.*(a)	73,700	4,760,283
Yahoo!, Inc.*(a)	102,600	4,634,442

		9,394,725

Medical Supplies & Equipment — 6.9%
Alcon, Inc. (Switzerland)	17,900	1,083,666
Amgen, Inc.*	100,100	6,186,180
Boston Scientific Corp.*	55,000	2,021,800
Medtronic, Inc.	130,100	6,324,161
Zimmer Holdings, Inc.*	12,200	858,880

		16,474,687

Pharmaceuticals — 5.4%
Forest Laboratories, Inc.*	11,800	729,240
Gilead Sciences, Inc.*(a)	22,400	1,302,336
Pfizer, Inc.	303,800	10,733,254

		12,764,830

Retail & Merchandising — 10.9%
Bed Bath & Beyond, Inc.*	50,500	2,189,175
Family Dollar Stores, Inc.	9,500	340,860
Kohl’s Corp.*	24,200	1,087,548
Lowe’s Companies, Inc.	115,200	6,380,928
Target Corp.	93,600	3,594,240
Wal-Mart Stores, Inc.	169,300	8,981,365
Walgreen Co.(a)	90,500	3,292,390

		25,866,506

Semiconductors — 12.0%
Applied Materials, Inc.*(a)	182,000	4,085,900
Broadcom Corp. (Class “A” Stock)*(a)	54,100	1,844,269
Intel Corp.	351,300	11,311,860
Marvell Technology Group Ltd.*	54,700	2,074,771
Maxim Integrated Products, Inc.	80,300	3,998,940
Taiwan Semiconductor Manufacturing Co. Ltd. [ADR]*	334,524	3,425,526
Texas Instruments, Inc.	59,500	1,748,110

		28,489,376

Telecommunications — 1.0%
Nokia Corp. (Class “A” Stock) [ADR](a)	138,500	2,354,500

Total Long-Term Investments
(Cost $209,817,330)		236,605,640

AST Alliance Growth Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

SHORT-TERM INVESTMENTS — 12.6%
Commercial Paper — 4.3%
Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)	$3,435	$3,431,739
General Electric Capital Corp.
1.11%, 02/05/04(b)	3,288	3,278,409
Monumental Global Funding
1.141%, 01/29/04 [FRN](b)(c)	116	116,780
Silver Tower U.S. Funding
1.13%, 02/02/04(b)	1,450	1,446,091
Tulip Funding Corp.
1.10%, 01/21/04(b)	1,907	1,905,278

		10,178,297

Corporate Obligations — 6.5%
American Express Centurian
1.118%, 01/22/04 [FRN](b)(c)	998	998,158
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	2,087	2,087,144
Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)	4,656	4,656,366
Merrill Lynch & Co., Inc.
1.13%, 01/02/04 [FRN](b)(c)	1,032	1,031,715
1.13%, 01/02/04(b)	71	70,678
Morgan Stanley
1.08%, 01/02/04 [FRN](b)(c)	1,094	1,093,742
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	3,061	3,061,003
Societe Generale
1.08%, 01/02/04 [FRN](b)(c)	1,294	1,293,996
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	1,203	1,202,385

		15,495,187

	Shares	Value

Non-Registered Investment Company — 1.0%
BlackRock Institutional Money Market Trust(b)(j)	2,300,125	$2,300,125

	Par (000)
Repurchase Agreement — 0.1%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $294,509 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $361,330, market value including accrued interest $303,333)(b)	$294	294,493

Time Deposits — 0.7%
Chase Manhattan Bank
0.875%, 01/02/04(b)	860	860,220
UBS Bank
0.938%, 01/02/04(b)	799	798,867

		1,659,087

Total Short-Term Investments
(Cost $29,927,189)		29,927,189

Total Investments — 112.4%
(Cost $239,744,519; Note 5)		266,532,829
Liabilities in Excess of Other Assets — (12.4%)		(29,476,995)

Net Assets — 100.0%		$237,055,834

AST Alliance Growth Portfolio

Schedule of Investments

December 31, 2003

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
FRN	Floating Rate Note

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $29,127,070; cash collateral $29,927,189 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.

See Notes to Financial Statements.

AST MFS Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 97.6%
COMMON STOCK
Airlines — 1.2%
JetBlue Airways Corp.*	45,750	$1,213,290
Southwest Airlines Co.	355,500	5,737,770

		6,951,060

Automobile Manufacturers — 0.3%
Bayerische Motoren Werke AG (Germany)	34,000	1,576,060

Beverages — 1.2%
Anheuser-Busch Companies, Inc.	28,600	1,506,648
PepsiCo, Inc.	119,500	5,571,090

		7,077,738

Broadcasting — 2.6%
Clear Channel Communications, Inc.	169,860	7,954,544
Liberty Media Corp. (Class “A” Stock)*	300,400	3,571,756
News Corp. Ltd. [ADR](a)	108,300	3,909,630

		15,435,930

Business Services — 1.5%
Accenture Ltd. (Class “A” Stock)*	114,800	3,021,536
First Data Corp.(a)	37,900	1,557,311
Fiserv, Inc.*	115,400	4,559,454

		9,138,301

Cable Television — 2.7%
Comcast Corp. (Class “A” Stock)*	225,552	7,413,894
EchoStar Communications Corp. (Class “A” Stock)*	246,300	8,374,200

		15,788,094

Chemicals — 0.5%
Air Products & Chemicals, Inc.	52,300	2,763,009

Clothing & Apparel — 1.8%
Coach, Inc.*	86,900	3,280,475
Nike, Inc. (Class “B” Stock)(a)	108,000	7,393,680

		10,674,155

Computer Hardware — 3.4%
Apple Computer, Inc.*	76,900	1,643,353
Dell, Inc.*	373,320	12,677,947
International Business Machines Corp.	65,300	6,052,004

		20,373,304

Computer Services & Software — 13.3%
Affiliated Computer Services, Inc. (Class “A” Stock)*(a)	69,800	3,801,308
Amdocs Ltd.*	91,800	2,063,664
Cadence Design Systems, Inc.*(a)	177,800	3,196,844
Cisco Systems, Inc.*	826,780	20,082,486
EMC Corp.*	116,300	1,502,596
Intuit, Inc.*(a)	60,500	3,201,055

	Shares	Value

Mercury Interactive Corp.*(a)	48,500	$2,359,040
Microsoft Corp.	877,080	24,154,783
Oracle Corp.*	468,930	6,189,876
Symantec Corp.*(a)	231,300	8,014,545
Veritas Software Corp.*(a)	127,611	4,742,025

		79,308,222

Conglomerates — 4.3%
3M Co.	88,060	7,487,742
Altria Group, Inc.	55,400	3,014,868
Tyco International Ltd.(a)	564,700	14,964,550

		25,467,160

Consumer Products & Services — 5.0%
Avon Products, Inc.	68,600	4,629,814
Clorox Co.	50,400	2,447,424
Colgate-Palmolive Co.	101,000	5,055,050
Johnson & Johnson	254,958	13,171,130
Procter & Gamble Co.	45,400	4,534,552

		29,837,970

Electronic Components & Equipment — 2.6%
General Electric Co.	443,550	13,741,179
Rockwell Automation, Inc.	42,600	1,516,560
Zebra Technologies Corp. (Class “A” Stock)*	5,400	358,398

		15,616,137

Entertainment & Leisure — 5.1%
Carnival Corp.(a)	167,700	6,662,721
Harley-Davidson, Inc.(a)	76,300	3,626,539
International Game Technology(a)	61,000	2,177,700
Time Warner, Inc.*(a)	597,300	10,745,427
Viacom, Inc. (Class “B” Stock)	155,391	6,896,253

		30,108,640

Financial - Bank & Trust — 0.8%
Bank of New York Co., Inc.(a)	140,400	4,650,048

Financial Services — 8.1%
American Express Co.	178,909	8,628,781
Citigroup, Inc.(a)	218,945	10,627,590
Fannie Mae	95,100	7,138,206
MBNA Corp.	248,900	6,185,165
Merrill Lynch & Co., Inc.	26,200	1,536,630
Morgan Stanley	123,800	7,164,306
Schwab (Charles) Corp.	151,600	1,794,944
SLM Corp.	133,800	5,041,584

		48,117,206

Food — 0.1%
Sysco Corp.	15,900	591,957

Healthcare Services — 1.2%
Caremark Rx, Inc.*(a)	178,200	4,513,806
HCA, Inc.(a)	55,900	2,401,464

		6,915,270

AST MFS Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Hotels & Motels — 0.1%
Hilton Hotels Corp.	34,600	$592,698

Industrial Products — 0.5%
Illinois Tool Works, Inc.(a)	36,200	3,037,542

Insurance — 2.1%
American International Group, Inc.	192,000	12,725,760

Internet Services — 2.6%
eBay, Inc.*(a)	115,500	7,460,145
InterActiveCorp.*(a)	196,700	6,674,031
Yahoo!, Inc.*(a)	34,800	1,571,916

		15,706,092

Machinery & Equipment — 1.0%
Danaher Corp.(a)	49,400	4,532,450
Eaton Corp.	14,100	1,522,518

		6,054,968

Medical Supplies & Equipment — 7.9%
Abbott Laboratories	125,300	5,838,980
Alcon, Inc. (Switzerland)	40,500	2,451,870
Amgen, Inc.*	81,600	5,042,880
Bard (C.R.), Inc.	44,700	3,631,875
Baxter International, Inc.	98,400	3,003,168
Biomet, Inc.(a)	120,300	4,380,123
Genzyme Corp.*(a)	108,700	5,363,258
Guidant Corp.	107,300	6,459,460
Invitrogen Corp.*(a)	21,800	1,526,000
Medtronic, Inc.	97,000	4,715,170
Zimmer Holdings, Inc.*	65,000	4,576,000

		46,988,784

Metals & Mining — 0.3%
BHP Billiton Ltd.	106,000	1,935,560

Oil & Gas — 0.7%
BJ Services Co.*	52,700	1,891,930
Smith International, Inc.*	49,900	2,071,848

		3,963,778

Personal Services — 1.0%
Apollo Group, Inc. (Class “A” Stock)*(a)	44,100	2,998,800
Career Education Corp.*	66,700	2,672,669

		5,671,469

Pharmaceuticals — 7.6%
Allergan, Inc.(a)	27,400	2,104,594
Cardinal Health, Inc.(a)	106,500	6,513,540
Forest Laboratories, Inc.*(a)	52,500	3,244,500
Genentech, Inc.*(a)	9,500	888,915
Gilead Sciences, Inc.*(a)	125,800	7,314,012
Pfizer, Inc.	486,002	17,170,451
Roche Holding AG (Switzerland)	17,200	1,734,950
Watson Pharmaceuticals, Inc.*(a)	31,200	1,435,200
Wyeth	109,600	4,652,520

		45,058,682

	Shares	Value

Restaurants — 0.3%
Outback Steakhouse, Inc.	35,000	$1,547,350

Retail & Merchandising — 7.4%
Best Buy Co., Inc.(a)	59,300	3,097,832
CarMax, Inc.*	35,400	1,094,922
Home Depot, Inc.	86,000	3,052,140
Kohl’s Corp.*(a)	166,300	7,473,522
Lowe’s Companies, Inc.	37,800	2,093,742
Staples, Inc.*	107,600	2,937,480
Target Corp.	268,900	10,325,760
TJX Companies, Inc.(a)	140,300	3,093,615
Wal-Mart Stores, Inc.	115,500	6,127,275
Walgreen Co.(a)	118,800	4,321,944

		43,618,232

Semiconductors — 6.9%
Analog Devices, Inc.	148,700	6,788,155
Intel Corp.	458,100	14,750,820
Marvell Technology Group Ltd.*	62,000	2,351,660
Microchip Technology, Inc.	91,700	3,059,112
Novellus Systems, Inc.*	37,000	1,555,850
Taiwan Semiconductor Manufacturing Co. Ltd. [ADR]*(a)	301,780	3,090,227
Texas Instruments, Inc.	211,100	6,202,118
Xilinx, Inc.*(a)	79,500	3,079,830

		40,877,772

Telecommunications — 2.9%
AT&T Wireless Services, Inc.*(a)	295,000	2,357,050
Corning, Inc.*	236,500	2,466,695
Nextel Communications, Inc. (Class “A” Stock)*(a)	156,200	4,382,972
NTL, Inc.*	36,400	2,538,900
Qualcomm, Inc.	47,700	2,572,461
Vodafone Group PLC (United Kingdom)	1,270,200	3,149,294

		17,467,372

Transportation — 0.6%
FedEx Corp.(a)	51,600	3,483,000

Total Common Stock
(Cost $540,664,233)		579,119,320

	Units
Rights*
Seagate Technology, Inc.
(Cost $0)	15,300	0

Total Long-Term Investments
(Cost $540,664,233)		579,119,320

	Par (000)
SHORT-TERM INVESTMENTS — 17.2%
Commercial Paper — 5.7%
Amsterdam Funding Corp.
1.10%, 01/05/04(b)	$131	130,400
Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)	8,634	8,626,300

AST MFS Growth Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

Concord Minutemen Capital Co.
1.11%, 01/09/04(b)	$3,446	$3,437,258
1.13%, 02/09/04(b)	2,323	2,316,599
Crown Point Capital Co.
1.11%, 01/16/04(b)	6,976	6,958,513
Fairway Finance Corp.
1.10%, 01/12/04(b)	1,290	1,286,623
General Electric Capital Corp.
1.11%, 02/05/04(b)	428	426,513
Lexington Parker Capital Co.
1.10%, 01/12/04(b)	1,472	1,469,014
Monumental Global Funding
1.141%, 01/29/04 [FRN](b)(c)	3,792	3,801,603
Silver Tower U.S. Funding
1.13%, 02/02/04(b)	3,795	3,784,593
Tannehill Capital Co.
1.11%, 01/13/04(b)	993	990,666
Tulip Funding Corp.
1.10%, 01/21/04(b)	297	296,970

		33,525,052

Corporate Obligations — 7.9%
American Express Centurian
1.118%, 01/22/04 [FRN](b)(c)	34	34,205
1.131%, 01/29/04 [FRN](b)(c)	1,143	1,142,734
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	13,732	13,732,704
Canadian Imperial Bank of Commerce
1.111%, 01/29/04 [FRN](b)(c)	299	299,296
Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)	5,542	5,541,886
Merrill Lynch & Co., Inc.
1.13%, 01/02/04(b)	415	414,511
1.13%, 01/02/04 [FRN](b)(c)	3,438	3,437,176
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	3,927	3,926,763
1.08%, 01/02/04 [FRN](b)(c)	638	638,466
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	2,202	2,202,042
1.10%, 01/02/04 [FRN](b)(c)	8,722	8,719,827
Societe Generale
1.08%, 01/02/04 [FRN](b)(c)	4,081	4,080,421
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	2,986	2,985,559
1.111%, 01/23/04 [FRN](b)(c)	75	74,935

		47,230,525

	Shares	Value

Non-Registered Investment Company — 2.6%
BlackRock Institutional Money Market Trust(b)(j)	15,591,600	$15,591,600

	Par (000)
Repurchase Agreement — 0.3%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $1,727,223 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $2,119,111, market value including accrued interest $1,778,973)(b)	$1,727	1,727,127

Time Deposits — 0.7%
Chase Manhattan Bank
0.875%, 01/02/04(b)	2,408	2,407,630
UBS Bank
0.938%, 01/02/04(b)	1,651	1,651,413

		4,059,043

Total Short-Term Investments
(Cost $102,133,347)		102,133,347

Total Investments — 114.8%
(Cost $642,797,580; Note 5)		681,252,667
Liabilities in Excess of Other Assets — (14.8%)		(87,945,635)

Net Assets — 100.0%		$593,307,032

AST MFS Growth Portfolio

Schedule of Investments

December 31, 2003

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
FRN	Floating Rate Note

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $99,035,560; cash collateral $102,133,347 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.

See Notes to Financial Statements.

AST Marsico Capital Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 93.9%
COMMON STOCK
Aerospace — 1.3%
Lockheed Martin Corp.(a)	420,219	$21,599,257

Airlines — 1.4%
Ryanair Holdings PLC [ADR]*(a)	464,750	23,534,940

Automobile Manufacturers — 1.1%
Bayerische Motoren Werke AG (Germany)	403,887	18,722,058

Beverages — 0.6%
Anheuser-Busch Companies, Inc.	205,563	10,829,059

Clothing & Apparel — 0.6%
Nike, Inc. (Class “B” Stock)	140,244	9,601,104

Computer Hardware — 2.8%
Dell, Inc.*(a)	1,435,303	48,742,890

Computer Services & Software — 9.0%
Cisco Systems, Inc.*	3,043,875	73,935,723
Electronic Arts, Inc.*(a)	1,086,118	51,894,718
EMC Corp.*(a)	2,151,556	27,798,104

		153,628,545

Conglomerates — 1.9%
Honeywell International, Inc.	745,737	24,929,988
Tyco International Ltd.	268,980	7,127,970

		32,057,958

Construction — 3.3%
Lennar Corp. (Class “A” Stock)(a)	331,684	31,841,664
Lennar Corp. (Class “B” Stock)	31,625	2,890,525
MDC Holdings, Inc.(a)	348,381	22,470,575

		57,202,764

Consumer Products & Services — 2.3%
Procter & Gamble Co.	387,294	38,682,925

Electronic Components & Equipment — 2.1%
General Electric Co.	1,134,203	35,137,609

Entertainment & Leisure — 2.9%
Disney (Walt) Co.	279,826	6,528,341
Harley-Davidson, Inc.(a)	110,370	5,245,886
Wynn Resorts Ltd.*(a)	1,356,552	37,997,021

		49,771,248

Financial Services — 15.4%
Citigroup, Inc.	1,689,164	81,992,020
Countrywide Financial Corp.(a)	244,832	18,570,507
Fannie Mae	538,661	40,431,895
Merrill Lynch & Co., Inc.(a)	883,059	51,791,410
SLM Corp.	1,870,288	70,472,452

		263,258,284

	Shares	Value

Healthcare Services — 9.0%
Caremark Rx, Inc.*(a)	1,817,203	$46,029,752
Quest Diagnostics, Inc.(a)	304,040	22,228,364
UnitedHealth Group, Inc.(a)	1,477,462	85,958,740

		154,216,856

Hotels & Motels — 1.6%
Four Seasons Hotels, Inc. (Canada)(a)	545,714	27,913,271

Machinery & Equipment — 4.0%
Caterpillar, Inc.(a)	833,040	69,158,981

Medical Supplies & Equipment — 7.8%
Amgen, Inc.*	531,524	32,848,183
Boston Scientific Corp.*	1,651,198	60,698,038
Zimmer Holdings, Inc.*(a)	564,877	39,767,341

		133,313,562

Pharmaceuticals — 6.4%
Genentech, Inc.*(a)	885,305	82,837,989
Lilly (Eli) & Co.	384,816	27,064,109

		109,902,098

Retail & Merchandising — 4.9%
Lowe’s Companies, Inc.	534,586	29,610,719
Tiffany & Co.(a)	1,200,729	54,272,950

		83,883,669

Semiconductors — 8.1%
Intel Corp.	3,168,503	102,025,796
Maxim Integrated Products, Inc.	745,682	37,134,964

		139,160,760

Telecommunications — 4.7%
Nextel Communications, Inc. (Class “A” Stock)*(a)	1,282,264	35,980,328
Qualcomm, Inc.	809,221	43,641,288

		79,621,616

Transportation — 2.7%
FedEx Corp.	689,827	46,563,323

Total Long-Term Investments
(Cost $1,222,323,262)		1,606,502,777

	Par (000)
SHORT-TERM INVESTMENTS — 28.2%
Certificate of Deposit — 0.4%
Svenska Handelsbank, Inc.
1.39%, 10/27/04(b)	$6,269	6,268,141

Commercial Paper — 2.5%
Amsterdam Funding Corp.
1.10%, 01/05/04(b)	4,444	4,439,753

AST Marsico Capital Growth Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)	$2,251	$2,249,089
Concord Minutemen Capital Co.
1.11%, 01/12/04(b)	1,410	1,407,832
1.13%, 02/09/04(b)	3,329	3,320,145
1.13%, 02/12/04(b)	2,897	2,888,735
Fairway Finance Corp.
1.10%, 01/12/04(b)	10,318	10,288,586
Lexington Parker Capital Co.
1.10%, 01/12/04(b)	9,370	9,352,256
Monumental Global Funding
1.141%, 01/29/04 [FRN](b)(c)	7,657	7,676,080
Tulip Funding Corp.
1.10%, 01/21/04(b)	1,356	1,354,302

		42,976,778

Corporate Obligations — 12.3%
American Express Centurian
1.118%, 01/22/04 [FRN](b)(c)	6,334	6,334,106
1.144%, 01/22/04 [FRN](b)(c)	13,710	13,710,069
1.131%, 01/29/04 [FRN](b)(c)	13,601	13,601,195
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	33,584	33,584,396
1.12%, 01/02/04 [FRN](b)(c)	10,294	10,294,402
Canadian Imperial Bank of Commerce
1.111%, 01/29/04 [FRN](b)(c)	644	644,358
Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)	17,027	17,026,778
Merrill Lynch & Co., Inc.
1.13%, 01/02/04 [FRN](b)(c)	40,497	40,497,183
1.13%, 01/02/04(b)	2,856	2,856,231
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	1,943	1,943,307
1.08%, 01/02/04 [FRN](b)(c)	5,874	5,873,631
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	290	289,693
1.10%, 01/02/04 [FRN](b)(c)	40,366	40,355,335
Societe Generale
1.08%, 01/02/04 [FRN](b)(c)	19,968	19,963,841
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	4,596	4,595,046

		211,569,571

	Shares
Non-Registered Investment Company — 5.7%
BlackRock Institutional Money Market Trust(b)(j)	97,344,054	97,344,054

	Shares	Value

Registered Investment Companies — 0.0%
BlackRock Provident Institutional Funds TempCash Portfolio	13,534	$13,534
BlackRock Provident Institutional Funds TempFund Portfolio	13,534	13,534

		27,068

	Par (000)
Repurchase Agreement — 0.7%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $11,901,623 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $14,601,967, market value including accrued interest $12,258,213)(b)	$11,901	11,900,962

Time Deposits — 0.9%
Chase Manhattan Bank
0.875%, 01/02/04(b)	9,159	9,159,368
UBS Bank
0.938%, 01/02/04(b)	5,425	5,425,398

		14,584,766

U.S. Government Agency Obligations — 5.7%
Federal Home Loan Banks
0.60%, 01/02/04(n)	50,000	49,999,167
0.60%, 01/02/04(n)	48,300	48,299,195

		98,298,362

Total Short-Term Investments
(Cost $482,969,702)		482,969,702

Total Investments — 122.1%
(Cost $1,705,292,964; Note 5)		2,089,472,479
Liabilities in Excess of Other Assets — (22.1%)		(378,891,105)

Net Assets — 100.0%		$1,710,581,374

AST Marsico Capital Growth Portfolio

Schedule of Investments

December 31, 2003

Foreign currency exchange contracts outstanding at December 31, 2003:

Settlement Month	Sale Contracts	Contracts to Deliver	In Exchange For	Contracts at Value	Unrealized Depreciation

03/04	Sell EUR	14,026,200	$17,327,046	$17,595,019	$(267,973)

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
EUR	Euro Dollar
FRN	Floating Rate Note

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $371,136,740; cash collateral $384,644,273 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.

(n)	Rates shown are the effective yields at purchase date.

See Notes to Financial Statements.

AST Goldman Sachs Concentrated Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 99.4%
COMMON STOCK
Beverages — 4.3%
PepsiCo, Inc.	1,067,400	$49,762,188

Broadcasting — 16.9%
Clear Channel Communications, Inc.	1,104,600	51,728,417
Entravision Communications Corp. (Class “A” Stock)*	781,200	8,671,320
Liberty Media Corp. (Class “A” Stock)*(a)	2,732,210	32,485,977
Scripps, (E.W.) Co. (Class “A” Stock)	114,404	10,769,993
Univision Communications, Inc. (Class “A” Stock)*(a)	1,883,000	74,736,269
Westwood One, Inc.*(a)	472,700	16,171,067

		194,563,043

Business Services — 4.3%
First Data Corp.(a)	1,212,800	49,833,952

Cable Television — 7.0%
Cablevision Systems New York Group (Class “A” Stock)*(a)	2,091,609	48,922,735
EchoStar Communications Corp. (Class “A” Stock)*	931,625	31,675,250

		80,597,985

Computer Hardware — 3.2%
Dell, Inc.*(a)	1,079,600	36,663,216

Computer Services & Software — 9.0%
Cisco Systems, Inc.*	1,542,400	37,464,896
Intuit, Inc.*(a)	211,026	11,165,386
Microsoft Corp.	1,997,394	55,008,230

		103,638,512

Conglomerates — 4.9%
Cendant Corp.*(a)	2,536,215	56,481,508

Entertainment & Leisure — 12.8%
Harrah’s Entertainment, Inc.	838,800	41,747,076
Metro-Goldwyn-Mayer, Inc.*(a)	640,303	10,942,778
Time Warner, Inc.*(a)	1,002,424	18,033,608
Viacom, Inc. (Class “B” Stock)	1,715,350	76,127,233

		146,850,695

Financial Services — 12.2%
Fannie Mae	580,216	43,551,013
Freddie Mac	738,700	43,080,984
Moody’s Corp.	194,858	11,798,652
Schwab (Charles) Corp.	3,534,500	41,848,480

		140,279,129

Food — 1.7%
Wrigley (Wm., Jr.) Co.	356,300	20,027,623

	Shares	Value

Healthcare Services — 0.2%
Caremark Rx, Inc.*(a)	90,000	$2,279,700

Hotels & Motels — 0.6%
Starwood Hotels & Resorts Worldwide, Inc.	198,773	7,149,865

Internet Services — 2.0%
eBay, Inc.*(a)	140,020	9,043,892
Sabre Holdings Corp.	656,450	14,172,755

		23,216,647

Pharmaceuticals — 7.7%
Lilly (Eli) & Co.	258,160	18,156,393
Pfizer, Inc.	1,142,200	40,353,926
Wyeth	711,300	30,194,685

		88,705,004

Printing & Publishing — 1.5%
McGraw-Hill Companies, Inc.	248,305	17,361,486

Retail & Merchandising — 2.8%
Dollar Tree Stores, Inc.*	170,275	5,118,467
Family Dollar Stores, Inc.	591,700	21,230,196
Wal-Mart Stores, Inc.	120,000	6,366,000

		32,714,663

Semiconductors — 4.5%
Intel Corp.(a)	1,149,200	37,004,240
Texas Instruments, Inc.	497,600	14,619,488

		51,623,728

Telecommunications — 3.8%
Crown Castle International Corp.*(a)	502,130	5,538,494
Qualcomm, Inc.(a)	703,890	37,960,788

		43,499,282

Total Long-Term Investments
(Cost $996,850,801)		1,145,248,226

	Par (000)
SHORT-TERM INVESTMENTS — 17.8%
Commercial Paper — 6.2%
Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)	$10,153	10,144,265
Crown Point Capital Co.
1.11%, 01/16/04(b)	449	448,093
General Electric Capital Corp.
1.11%, 02/05/04(b)	12,927	12,891,317
Monumental Global Funding
1.141%, 01/29/04 [FRN](b)(c)	6,360	6,375,512
Silver Tower U.S. Funding
1.13%, 02/02/04(b)	3,347	3,337,431
Tannehill Capital Co.
1.11%, 01/13/04(b)	32,661	32,600,816

AST Goldman Sachs Concentrated Growth Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

Tulip Funding Corp.
1.10%, 01/21/04(b)	$4,453	$4,449,370

		70,246,804

Corporate Obligations — 6.1%
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	16,414	16,413,416
Canadian Imperial Bank of Commerce
1.111%, 01/29/04 [FRN](b)(c)	1,765	1,764,536
Merrill Lynch & Co., Inc.
1.13%, 01/02/04 [FRN](b)(c)	9,512	9,512,500
1.13%, 01/02/04(b)	1,396	1,395,879
Morgan Stanley
1.08%, 01/02/04 [FRN](b)(c)	4,609	4,609,383
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	20,887	20,887,052
1.10%, 01/02/04 [FRN](b)(c)	9,940	9,937,386
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	3,025	3,025,064
1.111%, 01/23/04 [FRN](b)(c)	2,385	2,384,305

		69,929,521

	Shares
Non-Registered Investment Company — 4.1%
BlackRock Institutional Money Market Trust(b)(j)	47,644,968	47,644,968

	Par (000)	Value
Repurchase Agreement — 0.5%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $5,816,485 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $7,136,180, market value including accrued interest $5,990,756)(b)	$5,816	$5,816,162

Time Deposits — 0.9%
Chase Manhattan Bank
0.875%, 01/02/04(b)	3,783	3,782,949
UBS Bank
0.938%, 01/02/04(b)	6,968	6,968,185

		10,751,134

Total Short-Term Investments
(Cost $204,388,589)		204,388,589

Total Investments — 117.2%
(Cost $1,201,239,390; Note 5)		1,349,636,815
Liabilities in Excess of Other Assets — (17.2%)		(198,437,158)

Net Assets — 100.0%		$1,151,199,657

The following abbreviation is used in portfolio descriptions:

FRN	Floating Rate Note
symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $198,291,158; cash collateral $204,388,590 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be deemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.

See Notes to Financial Statements.

AST DeAM Large-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 91.9%
COMMON STOCK — 91.7%
Advertising — 0.3%
Omnicom Group, Inc.	3,600	$314,388

Aerospace — 1.8%
Boeing Co.	21,700	914,438
United Defense Industries, Inc.*	10,200	325,176
United Technologies Corp.	5,300	502,281

		1,741,895

Automotive Parts — 1.3%
Advance Auto Parts, Inc.*	5,000	407,000
Autoliv, Inc.	21,700	817,005

		1,224,005

Beverages — 4.8%
Anheuser-Busch Companies, Inc.	38,800	2,043,984
Coca-Cola Co.	13,400	680,050
PepsiCo, Inc.	41,100	1,916,082

		4,640,116

Broadcasting — 0.3%
Clear Channel Communications, Inc.	7,100	332,493

Business Services — 0.8%
Alliance Data Systems Corp.*	2,900	80,272
Convergys Corp.*	18,600	324,756
D&B Corp.*	2,800	141,988
Total System Services, Inc.(a)	4,200	130,746
Viad Corp.	3,500	87,500

		765,262

Cable Television — 1.3%
Comcast Corp. (Class “A” Stock)*	15,500	509,485
Cox Communications, Inc. (Class “A” Stock)*(a)	1,200	41,340
Hughes Electronics Corp.*	44,535	737,054

		1,287,879

Clothing & Apparel — 1.1%
Coach, Inc.*	5,600	211,400
NIKE, Inc. (Class “B” Stock)(a)	13,000	889,980

		1,101,380

Computer Hardware — 2.7%
Dell, Inc.*(a)	11,800	400,728
International Business Machines Corp.(a)	18,000	1,668,240
SanDisk Corp.*(a)	10,000	611,400

		2,680,368

Computer Services & Software — 9.0%
BMC Software, Inc.*(a)	54,500	1,016,425
Cisco Systems, Inc.*(a)	86,100	2,091,369
EMC Corp.*(a)	53,400	689,928

	Shares	Value

Microsoft Corp.	157,400	$4,334,796
Oracle Corp.*	32,800	432,960
Veritas Software Corp.*	6,900	256,404

		8,821,882

Conglomerates — 2.6%
3M Co.(a)	29,500	2,508,385

Construction
NVR, Inc.*	100	46,600

Consumer Products & Services — 3.9%
Johnson & Johnson	34,900	1,802,934
Procter & Gamble Co.	18,800	1,877,744
Whirlpool Corp.(a)	1,900	138,035

		3,818,713

Containers & Packaging — 0.2%
Sealed Air Corp.*	4,200	227,388

Electronic Components & Equipment — 4.3%
General Electric Co.(a)	126,200	3,909,676
Sanmina-SCI Corp.*	22,300	281,203

		4,190,879

Entertainment & Leisure — 0.4%
Marvel Enterprises, Inc.*(a)	12,300	358,053

Financial - Bank & Trust — 0.5%
New York Community Bancorp, Inc.(a)	12,766	485,746

Financial Services — 3.9%
American Express Co.(a)	22,000	1,061,060
Fannie Mae(a)	6,400	480,384
Lehman Brothers Holdings, Inc.	4,100	316,602
MBNA Corp.	17,000	422,450
Moody’s Corp.	4,900	296,695
Schwab (Charles) Corp.	17,200	203,648
SLM Corp.	27,300	1,028,664

		3,809,503

Food — 1.1%
Sysco Corp.	27,600	1,027,548

Healthcare Services — 4.7%
Coventry Health Care, Inc.*	4,500	290,205
DaVita, Inc.*	6,100	237,900
First Health Group Corp.*	50,000	973,000
Health Net, Inc.*(a)	10,800	353,160
IMS Health, Inc.(a)	4,900	121,814
Manor Care, Inc.	12,400	428,668
UnitedHealth Group, Inc.(a)	37,200	2,164,296

		4,569,043

Industrial Products — 0.5%
Donaldson Co., Inc.	8,200	485,112

AST DeAM Large-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Insurance — 2.2%
American International Group, Inc.	5,000	$331,400
Berkley (W.R) Corp.	34,650	1,211,018
The Progressive Corp.	7,400	618,566

		2,160,984

Internet Services — 2.4%
Amazon.com, Inc.*(a)	400	21,056
eBay, Inc.*(a)	9,800	632,982
InterActiveCorp.*(a)	33,300	1,129,869
Yahoo!, Inc.*(a)	12,800	578,176

		2,362,083

Medical Supplies & Equipment — 7.1%
Abbott Laboratories	25,500	1,188,300
Amgen, Inc.*	40,700	2,515,260
Charles River Laboratories International, Inc.*	4,700	161,351
Guidant Corp.	20,500	1,234,100
IDEXX Laboratories, Inc.*	26,000	1,203,280
Respironics, Inc.*	9,200	414,828
St. Jude Medical, Inc.*	3,300	202,455

		6,919,574

Office Equipment — 0.5%
Hon Industries, Inc.	1,400	60,648
Xerox Corp.*(a)	27,700	382,260

		442,908

Oil & Gas — 1.9%
Chesapeake Energy Corp.(a)	46,900	636,902
EOG Resources, Inc.	8,300	383,211
Newfield Exploration Co.*	14,400	641,376
XTO Energy, Inc.(a)	5,600	158,480

		1,819,969

Personal Services — 0.4%
University of Phoenix Online*	6,000	413,580

Pharmaceuticals — 8.9%
Endo Pharmaceuticals Holdings, Inc.*	26,400	508,464
Genentech, Inc.*(a)	11,700	1,094,769
Gilead Sciences, Inc.*	19,200	1,116,288
Merck & Co., Inc.	35,300	1,630,860
Mylan Laboratories, Inc.	46,050	1,163,223
Pfizer, Inc.	87,100	3,077,243
Watson Pharmaceuticals, Inc.*(a)	3,300	151,800

		8,742,647

Printing & Publishing — 1.4%
McGraw-Hill Companies, Inc.	19,600	1,370,432

Restaurants — 1.9%
Brinker International, Inc.*	17,300	573,668
CBRL Group, Inc.	12,300	470,598
Starbucks Corp.*(a)	24,600	813,276

		1,857,542

	Shares	Value

Retail & Merchandising — 6.7%
Blockbuster, Inc. (Class “A” Stock)(a)	16,600	$297,970
Chico’s FAS, Inc.*(a)	27,900	1,030,905
Claire’s Stores, Inc.	55,200	1,039,968
Home Depot, Inc.(a)	10,900	386,841
Lowe’s Companies, Inc.	17,200	952,708
RadioShack Corp.(a)	12,600	386,568
Staples, Inc.*	26,800	731,640
Talbots, Inc. (The)	6,900	212,382
TJX Companies, Inc.(a)	6,300	138,915
Wal-Mart Stores, Inc.	25,000	1,326,250

		6,504,147

Semiconductors — 8.9%
Cree, Inc.*(a)	19,200	339,648
Intel Corp.	135,600	4,366,320
International Rectifier Corp.*	13,500	667,035
MEMC Electronic Materials, Inc.*	39,200	377,104
Silicon Laboratories, Inc.*	10,800	466,776
Texas Instruments, Inc.	55,500	1,630,590
Xilinx, Inc.*(a)	21,300	825,162

		8,672,635

Telecommunications — 3.3%
AT&T Wireless Services, Inc.*	87,400	698,326
Foundry Networks, Inc.*	7,300	199,728
Nextel Communications, Inc. (Class “A” Stock)*(a)	30,500	855,830
UK, Inc.	27,100	1,461,503

		3,215,387

Transportation — 0.6%
FedEx Corp.(a)	3,500	236,250
Swift Transportation Co., Inc.*	10,800	227,016
Werner Enterprises, Inc.	4,325	84,294

		547,560

Total Common Stock
(Cost $80,643,638)		89,466,086

PREFERRED STOCK — 0.2%
Broadcasting
News Corp. Ltd. [ADR]
(Cost $144,947)	4,981	150,675

Total Long-Term Investments
(Cost $80,788,585)		89,616,761

	Par (000)
SHORT-TERM INVESTMENTS — 18.5%
Commercial Paper — 4.8%
Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)	$618	617,605
Concord Minutemen Capital Co.
1.13%, 02/09/04(b)	162	161,277

AST DeAM Large-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

Crown Point Capital Co.
1.11%, 01/16/04(b)	$14	$13,700
General Electric Capital Corp.
1.11%, 02/05/04(b)	2,247	2,240,911
Monumental Global Funding
1.141%, 01/29/04 [FRN](b)(c)	1,649	1,653,469

		4,686,962

Corporate Obligations — 10.0%
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	855	854,875
Canadian Imperial Bank of Commerce
1.111%, 01/29/04 [FRN](b)(c)	235	235,303
General Electric Capital Corp.
1.13%, 01/02/04 [FRN](b)(c)	224	224,627
Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)	446	445,938
Merrill Lynch & Co., Inc.
1.13%, 01/02/04 [FRN](b)(c)	2,195	2,195,734
1.13%, 01/02/04(b)	62	62,145
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	605	605,410
1.08%, 01/02/04 [FRN](b)(c)	2,657	2,657,400
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	1,009	1,009,446
1.10%, 01/02/04 [FRN](b)(c)	656	656,068
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	908	908,379

		9,855,325

	Shares
Non-Registered Investment Company — 2.1%
BlackRock Institutional Money Market Trust(b)(j)	2,018,107	2,018,107

	Par (000)	Value
Repurchase Agreement — 0.3%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $258,951 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $317,704, market value including accrued interest $266,709)(b)	$259	$258,937

Time Deposits — 0.8%
Chase Manhattan Bank
0.875%, 01/02/04(b)	251	251,345
UBS Bank
0.938%, 01/02/04(b)	497	497,153

		748,498

U.S. Treasury Obligations — 0.5%
U.S. Treasury Bills
0.82%, 01/29/04(k)(n)	50	49,968
0.84%, 01/29/04(k)(n)	45	44,970
0.87%, 01/29/04(k)(n)	50	49,966
0.89%, 01/29/04(k)(n)	10	9,993
0.93%, 01/29/04(k)(n)	300	299,781

		454,678

Total Short-Term Investments
(Cost $18,022,510)		18,022,507

Total Investments — 110.4%
(Cost $98,811,095; Note 5)		107,639,268
Liabilities in Excess of Other Assets — (10.4%)		(10,168,711)

Net Assets — 100.0%		$97,470,557

AST DeAM Large-Cap Growth Portfolio

Schedule of Investments

December 31, 2003

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
FRN	Floating Rate Note

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $17,070,056; cash collateral $17,567,829 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.
(k)	Securities with an aggregate market value of $439,688 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Description	Expiration Month	Number of Contracts	Contracts at Trade Date Value	Contracts at Current Value	Unrealized Appreciation

Long Positions:
S&P 500	03/04	28	$7,590,638	$7,774,200	$183,562

(n)	Rates shown are the effective yields at purchase date.

See Notes to Financial Statements.

AST DeAM Large-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 92.5%
COMMON STOCK — 92.3%
Aerospace — 1.2%
Goodrich Corp.	41,400	$1,229,166
Lockheed Martin Corp.	6,100	313,540

		1,542,706

Automotive Parts — 2.1%
American Axle & Manufacturing Holdings, Inc.*(a)	28,100	1,135,802
Autoliv, Inc.	23,800	896,070
Delphi Corp.	79,000	806,590

		2,838,462

Beverages — 1.6%
PepsiAmericas, Inc.	6,600	112,992
PepsiCo, Inc.	42,700	1,990,674

		2,103,666

Cable Television — 3.9%
Comcast Corp. (Class “A” Stock)*	71,300	2,343,631
Cox Communications, Inc. (Class “A” Stock)*(a)	49,500	1,705,275
Hughes Electronics Corp.*	73,101	1,209,822

		5,258,728

Chemicals — 2.7%
Dow Chemical Co.	8,100	336,717
Engelhard Corp.	56,900	1,704,155
Monsanto Co.	52,900	1,522,462

		3,563,334

Computer Hardware — 2.5%
Hewlett-Packard Co.	27,200	624,784
International Business Machines Corp.	29,800	2,761,864

		3,386,648

Conglomerates — 1.2%
Altria Group, Inc.(a)	12,800	696,576
Honeywell International, Inc.	27,500	919,325

		1,615,901

Construction — 0.6%
MDC Holdings, Inc.	4,800	309,600
The Ryland Group, Inc.	3,100	274,784
Toll Brothers, Inc.*(a)	7,000	278,320

		862,704

Consumer Products & Services — 3.1%
Clorox Co.	3,500	169,960
Gillette Co.	12,300	451,779
Hasbro, Inc.	38,900	827,792
Procter & Gamble Co.	12,000	1,198,560
Whirlpool Corp.(a)	21,500	1,561,975

		4,210,066

	Shares	Value

Containers & Packaging — 0.2%
Owens-Illinois, Inc.*	26,500	$315,085

Electronic Components & Equipment — 2.1%
Avnet, Inc.*	12,300	266,418
Eastman Kodak Co.(a)	73,000	1,873,910
Sanmina-SCI Corp.*	51,500	649,415

		2,789,743

Entertainment & Leisure — 1.0%
Time Warner, Inc.*(a)	74,100	1,333,059

Financial - Bank & Trust — 12.8%
Bank of America Corp.(a)	54,600	4,391,477
FleetBoston Financial Corp.	23,000	1,003,950
Golden West Financial Corp.	16,400	1,692,316
Independence Community Bank Corp.	9,000	323,730
National City Corp.	39,100	1,327,054
New York Community Bancorp, Inc.(a)	21,500	818,075
U.S. Bancorp	99,900	2,975,022
Wachovia Corp.	60,000	2,795,400
Wells Fargo & Co.	19,600	1,154,244
Zions Bancorporation	8,400	515,172

		16,996,440

Financial Services — 10.6%
CIT Group, Inc.	39,300	1,412,835
Citigroup, Inc.(a)	117,475	5,702,237
Countrywide Financial Corp.(a)	18,933	1,436,068
Franklin Resources, Inc.	6,400	333,184
J.P. Morgan Chase & Co.	76,900	2,824,537
John Hancock Financial Services, Inc.	9,300	348,750
Lehman Brothers Holdings, Inc.(a)	13,100	1,011,582
MBIA, Inc.	4,900	290,227
Washington Mutual, Inc.	18,400	738,208

		14,097,628

Food — 1.2%
Dean Foods Co.*	42,000	1,380,540
Safeway, Inc.*	10,100	221,291

		1,601,831

Healthcare Services — 1.7%
Health Net, Inc.*(a)	31,300	1,023,510
Humana, Inc.*	55,600	1,270,460

		2,293,970

Insurance — 4.4%
Berkley (W.R) Corp.	51,150	1,787,692
Fidelity National Financial, Inc.	20,925	811,472
First American Corp.	20,000	595,400
Markel Corp.*	2,300	583,073
Mercury General Corp.	5,700	265,335
Nationwide Financial Services, Inc. (Class “A” Stock)	3,100	102,486
Principal Financial Group, Inc.	53,400	1,765,938

		5,911,396

AST DeAM Large-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Machinery & Equipment — 2.6%
Caterpillar, Inc.	13,500	$1,120,770
Eaton Corp.	22,300	2,407,954

		3,528,724

Medical Supplies & Equipment — 0.6%
PerkinElmer, Inc.	43,900	749,373

Metals & Mining — 1.8%
Alcoa, Inc.(a)	61,900	2,352,200

Office Equipment — 1.0%
Hon Industries, Inc.	2,000	86,640
Xerox Corp.*(a)	94,300	1,301,340

		1,387,980

Oil & Gas — 10.3%
Amerada Hess Corp.	7,000	372,190
ChevronTexaco Corp.	3,700	319,643
ConocoPhillips	19,400	1,272,058
Exxon Mobil Corp.	112,600	4,616,600
Marathon Oil Corp.	44,700	1,479,123
Occidental Petroleum Corp.	58,200	2,458,368
Pioneer Natural Resources Co.*	23,400	747,162
Pogo Producing Co.	19,100	922,530
Unocal Corp.	45,100	1,661,033

		13,848,707

Paper & Forest Products — 0.3%
Rayonier, Inc.	9,600	398,496

Pharmaceuticals — 3.0%
King Pharmaceuticals, Inc.*	2,600	39,676
Merck & Co., Inc.	37,800	1,746,360
Valeant Pharmaceuticals International(a)	35,700	897,855
Watson Pharmaceuticals, Inc.*(a)	28,400	1,306,400

		3,990,291

Printing & Publishing — 0.7%
McGraw-Hill Companies, Inc.	13,215	923,993

Real Estate — 1.7%
Apartment Investment & Management Co. (Class “A” Stock) [REIT]	5,900	203,550
Avalonbay Communities, Inc. [REIT]	900	43,020
Equity Office Properties Trust [REIT]	17,100	489,915
Equity Residential Properties Trust [REIT]	17,900	528,229
Federal Realty Investment Trust [REIT]	2,100	80,619
Mills Corp. (The) [REIT]	2,700	118,800
Pan Pacific Retail Properties, Inc. [REIT]	1,900	90,535
Simon Property Group, Inc. [REIT]	7,900	366,086
Vornado Realty Trust [REIT]	6,200	339,450

		2,260,204

Restaurants — 0.6%
McDonald’s Corp.	31,600	784,628

	Shares	Value

Retail & Merchandising — 1.8%
Federated Department Stores, Inc.(a)	30,900	$1,456,317
May Department Stores Co. (The)(a)	19,300	561,051
Saks, Inc.*	25,300	380,512

		2,397,880

Semiconductors — 1.2%
Fairchild Semiconductor International, Inc.*	29,300	731,621
International Rectifier Corp.*	17,600	869,616

		1,601,237

Telecommunications — 6.5%
AT&T Corp.(a)	37,100	753,130
AT&T Wireless Services, Inc.*	142,900	1,141,771
BellSouth Corp.	62,300	1,763,090
CenturyTel, Inc.	5,900	192,458
SBC Communications, Inc.	27,100	706,497
Sprint Corp.(a)	74,300	1,220,006
Verizon Communications, Inc.(a)	84,500	2,964,260

		8,741,212

Transportation — 2.4%
FedEx Corp.(a)	22,800	1,539,000
Ryder System, Inc.	49,900	1,704,085

		3,243,085

Utilities — 4.9%
CenterPoint Energy, Inc.	40,400	391,476
Edison International Co.(a)	60,400	1,324,572
Entergy Corp.	37,900	2,165,227
Exelon Corp.	38,000	2,521,680
Northeast Utilities	6,100	123,037

		6,525,992

Total Common Stock
(Cost $107,948,243)		123,455,369

PREFERRED STOCK — 0.2%
Broadcasting
News Corp. Ltd. [ADR]
(Cost $237,922)	8,176	247,324

	Moody’s Rating (Unaudited)	Par (000)

CORPORATE OBLIGATION
Retail & Merchandising
Ames Department Stores, Inc., Sr. Notes
10.00%, 04/15/06 (cost $13,156; purchased 11/17/00 - 1/30/01)(g)(i)
(Cost $13,156)	NR	$40	300

Total Long-Term Investments
(Cost $108,199,321)			123,702,993

AST DeAM Large-Cap Value Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

SHORT-TERM INVESTMENTS — 23.5%
Certificate of Deposit — 1.2%
Westdeutsche Landesbank 1.50%, 01/10/05(b)	$1,561	$1,560,556

Commercial Paper — 2.9%
Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)	874	873,734
Concord Minutemen Capital Co.
1.13%, 02/09/04(b)	2,071	2,065,435
Crown Point Capital Co.
1.11%, 01/16/04(b)	6	5,578
Lexington Parker Capital Co.
1.10%, 01/12/04(b)	168	168,054
Silver Tower U.S. Funding
1.13%, 02/02/04(b)	785	782,624
Tannehill Capital Co.
1.10%, 01/08/04(b)	34	34,261

		3,929,686

Corporate Obligations — 15.6%
American Express Centurian
1.118%, 01/22/04 [FRN](b)(c)	1,006	1,005,640
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	5,068	5,067,702
General Electric Capital Corp.
1.13%, 01/02/04 [FRN](b)(c)	566	566,916
Merrill Lynch & Co., Inc.
1.13%, 01/02/04 [FRN](b)(c)	3,055	3,054,902
1.13%, 01/02/04(b)	67	67,291
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	4,494	4,494,001
1.08%, 01/02/04 [FRN](b)(c)	526	525,839
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	1,413	1,413,093
1.10%, 01/02/04 [FRN](b)(c)	3,410	3,409,154
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	1,233	1,232,384

		20,836,922

	Shares
Non-Registered Investment Company — 2.3%
BlackRock Institutional Money Market Trust(b)(j)	3,118,213	$3,118,213

	Par (000)	Value
Repurchase Agreement — 0.2%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $280,395 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $344,014, market value including accrued interest $288,796)(b)	$280	$280,379

Time Deposits — 0.9%
Chase Manhattan Bank
0.875%, 01/02/04(b)	940	939,916
UBS Bank
0.938%, 01/02/04(b)	280	279,978

		1,219,894

U.S. Treasury Obligations — 0.4%
U.S. Treasury Bills
0.82%, 01/29/04(k)(n)	35	34,978
0.84%, 01/29/04(k)(n)	100	99,934
0.87%, 01/29/04(k)(n)	70	69,952
0.88%, 01/29/04(k)(n)	15	14,990
0.89%, 01/29/04(k)(n)	40	39,972
0.93%, 01/29/04(k)(n)	300	299,781

		559,607

Total Short-Term Investments
(Cost $31,505,260)		31,505,257

Total Investments — 116.0%
(Cost $139,704,581; Note 5)		155,208,250
Liabilities in Excess of Other Assets — (16.0%)		(21,387,237)

Net Assets — 100.0%		$133,821,013

AST DeAM Large-Cap Value Portfolio

Schedule of Investments

December 31, 2003

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
FRN	Floating Rate Note
REIT	Real Estate Investment Trust

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $29,927,181; cash collateral $30,945,650 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(g)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid security is $13,156. The aggregate value, $300 represents 0.00% of net assets.

(i)	Represents issuer in default on interest payments, Non-income producing security.

(j)	Security available to institutional investors only.

(k)	Securities with an aggregate market value of $509,640 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Description	Expiration Month	Number of Contracts	Contracts at Trade Date Value	Contracts at Current Value	Unrealized Appreciation

Long Positions:
S&P 500	03/04	34	$9,230,700	$9,440,100	$209,400

(n)	Rates shown are the effective yields at purchase date.

See Notes to Financial Statements.

AST Alliance/Bernstein Growth + Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 98.1%
COMMON STOCK
Automotive Parts — 1.2%
Genuine Parts Co.	5,000	$166,000
Magna International, Inc. (Class “A” Stock)	7,700	616,385

		782,385

Beverages — 0.7%
PepsiCo, Inc.	9,600	447,552

Cable Television — 2.7%
Comcast Corp. (Special Class “A” Stock)*(a)	55,000	1,720,400

Chemicals — 0.9%
DuPont (E.I.) de Nemours & Co.	11,900	546,091

Clothing & Apparel — 1.4%
VF Corp.	20,150	871,286

Computer Hardware — 4.8%
Dell, Inc.*	54,700	1,857,612
Hewlett-Packard Co.	52,750	1,211,668

		3,069,280

Computer Services & Software — 7.6%
Cisco Systems, Inc.*(a)	53,300	1,294,657
Electronic Arts, Inc.*(a)	22,100	1,055,938
Microsoft Corp.(a)	67,000	1,845,180
Veritas Software Corp.*(a)	17,700	657,732

		4,853,507

Conglomerates — 1.5%
Altria Group, Inc.(a)	6,150	334,683
Textron, Inc.	10,600	604,836

		939,519

Consumer Products & Services — 1.9%
Johnson & Johnson	5,300	273,798
Procter & Gamble Co.	5,200	519,376
Whirlpool Corp.(a)	5,700	414,105

		1,207,279

Containers & Packaging — 0.7%
Smurfit-Stone Container Corp.*(a)	25,600	475,392

Electronic Components & Equipment — 4.4%
Flextronics International Ltd.*	35,800	531,272
General Electric Co.(a)	61,800	1,914,564
Solectron Corp.*(a)	62,697	370,539

		2,816,375

Entertainment & Leisure — 2.4%
Viacom, Inc. (Class “B” Stock)	34,400	1,526,672

Financial - Bank & Trust — 6.1%
Bank of America Corp.(a)	14,200	1,142,106
FleetBoston Financial Corp.	9,000	392,850

	Shares	Value

Golden West Financial Corp.	3,500	$361,165
National City Corp.	39,100	1,327,054
Wachovia Corp.	14,650	682,544

		3,905,719

Financial Services — 13.4%
Citigroup, Inc.(a)	51,500	2,499,809
Fannie Mae	23,900	1,793,934
Goldman Sachs Group, Inc.(a)	12,500	1,234,125
Lehman Brothers Holdings, Inc.	7,200	555,984
MBNA Corp.	70,200	1,744,470
Merrill Lynch & Co., Inc.(a)	4,900	287,385
Washington Mutual, Inc.	12,025	482,443

		8,598,150

Food — 1.3%
Kroger Co. (The)*	11,500	212,865
Safeway, Inc.*	28,275	619,505

		832,370

Healthcare Services — 2.2%
UnitedHealth Group, Inc.(a)	24,000	1,396,320

Industrial Products — 0.5%
Cooper Industries Ltd. (Class “A” Stock)	5,400	312,822

Insurance — 8.3%
American International Group, Inc.	21,200	1,405,135
Chubb Corp.(a)	14,500	987,450
Jefferson-Pilot Corp.(a)	12,900	653,385
MetLife, Inc.	33,400	1,124,578
The Progressive Corp.	7,500	626,925
Torchmark Corp.	1,200	54,648
Travelers Property Casualty Corp. (Class “A” Stock)	29,300	491,654

		5,343,775

Internet Services — 2.1%
eBay, Inc.*(a)	16,200	1,046,358
Yahoo!, Inc.*(a)	6,700	302,639

		1,348,997

Medical Supplies & Equipment — 3.7%
Amgen, Inc.*	22,700	1,402,860
Medtronic, Inc.	19,200	933,312

		2,336,172

Oil & Gas — 3.1%
ConocoPhillips(a)	17,700	1,160,589
Occidental Petroleum Corp.	13,400	566,016
Valero Energy Corp.	5,000	231,700

		1,958,305

Paper & Forest Products — 2.0%
Georgia-Pacific Corp.(a)	27,650	848,026
MeadWestvaco Corp.	14,600	434,350

		1,282,376

AST Alliance/Bernstein Growth + Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Pharmaceuticals — 4.2%
GlaxoSmithKline PLC [ADR]	12,300	$573,426
Pfizer, Inc.	47,200	1,667,576
Wyeth	9,700	411,765

		2,652,767

Railroads — 3.5%
Burlington Northern Santa Fe Corp.	19,000	614,650
CSX Corp.	18,900	679,266
Norfolk Southern Corp.	38,600	912,890

		2,206,806

Retail & Merchandising — 8.3%
Bed Bath & Beyond, Inc.*	7,000	303,450
Federated Department Stores, Inc.(a)	4,600	216,798
Kohl’s Corp.*(a)	7,100	319,074
Lowe’s Companies, Inc.	20,300	1,124,417
May Department Stores Co. (The)(a)	20,250	588,668
Sears, Roebuck and Co.	8,100	368,469
Wal-Mart Stores, Inc.	33,900	1,798,395
Walgreen Co.	15,600	567,528

		5,286,799

Semiconductors — 2.7%
Intel Corp.(a)	44,000	1,416,800
Maxim Integrated Products, Inc.	5,800	288,840

		1,705,640

Telecommunications — 3.5%
Corning, Inc.*	44,300	462,049
Nortel Networks Corp.*	142,800	604,044
Qwest Communications International, Inc.*	76,500	330,480
Sprint Corp.(a)	22,000	361,240
Sprint Corp. (PCS Group)*(a)	41,000	230,420
Tellabs, Inc.*	30,700	258,801

		2,247,034

Utilities — 3.0%
American Electric Power Co., Inc.	21,600	659,016
Entergy Corp.	9,900	565,587
PPL Corp.(a)	7,900	345,625
Sempra Energy(a)	12,500	375,750

		1,945,978

Total Long-Term Investments
(Cost $55,604,121)		62,615,768

	Par (000)	Value

SHORT-TERM INVESTMENTS — 30.6%
Commercial Paper — 6.0%
Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)	$814,193	$813,490
Crown Point Capital Co.
1.11%, 01/16/04(b)	207,182	206,677
General Electric Capital Corp.
1.11%, 02/05/04(b)	1,433,683	1,429,705
Monumental Global Funding
1.141%, 01/29/04 [FRN](b)(c)	93,525	93,758
Tannehill Capital Co.
1.10%, 01/08/04(b)	1,308,889	1,305,289

		3,848,919

Corporate Obligations — 18.8%
American Express Centurian
1.118%, 01/22/04 [FRN](b)(c)	1,355,754	1,355,754
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	533,168	533,168
1.12%, 01/02/04 [FRN](b)(c)	156,864	156,864
General Electric Capital Corp.
1.13%, 01/02/04 [FRN](b)(c)	7,672	7,680
Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)	632,844	632,844
Merrill Lynch & Co., Inc.
1.13%, 01/02/04(b)	52,643	52,643
1.13%, 01/02/04 [FRN](b)(c)	1,298,523	1,298,523
1.13%, 01/02/04 [FRN](b)(c)	1,797,171	1,797,171
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	560,303	560,303
1.03%, 01/02/04 [FRN](b)(c)	1,486,990	1,486,990
1.08%, 01/02/04 [FRN](b)(c)	2,384,146	2,384,145
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	774,070	774,070
1.10%, 01/02/04 [FRN](b)(c)	918,111	917,879

		11,958,034

	Shares
Non-Registered Investment Company — 2.7%
BlackRock Institutional Money Market Trust(b)(j)	1,709,550	1,709,550

Registered Investment Companies — 1.6%
BlackRock Provident Institutional Funds TempCash Portfolio	497,498	497,498
BlackRock Provident Institutional Funds TempFund Portfolio	497,498	497,498

		994,996

AST Alliance/Bernstein Growth + Value Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

Repurchase Agreement — 0.3%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $219,359 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $269,129, market value including accrued interest $225,931)(b)	$219	$219,347

	Par (000)	Value

Time Deposits — 1.2%
Chase Manhattan Bank 0.875%, 01/02/04(b)	$350,061	$350,061
UBS Bank 0.938%, 01/02/04(b)	436,591	436,591

		786,652

Total Short-Term Investments
(Cost $19,517,498)		19,517,498

Total Investments — 128.7%
(Cost $75,121,619; Note 5)		82,133,266
Liabilities in Excess of Other Assets — (28.7%)		(18,296,350)

Net Assets — 100.0%		$63,836,916

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
FRN	Floating Rate Note

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value $17,996,855; cash collateral $18,522,502 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.

See Notes to Financial Statements.

AST Sanford Bernstein Core Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 96.5%
COMMON STOCK
Aerospace — 0.5%
Goodrich Corp.	33,400	$991,646

Automobile Manufacturers — 1.2%
General Motors Corp.(a)	34,300	1,831,620
PACCAR, Inc.	6,100	519,232

		2,350,852

Automotive Parts — 3.7%
American Axle & Manufacturing Holdings, Inc.*(a)	16,000	646,720
Autoliv, Inc.	31,100	1,170,915
AutoNation, Inc.*	57,300	1,052,601
BorgWarner, Inc.	7,700	655,039
Cooper Tire & Rubber Co.	22,100	472,498
Dana Corp.	31,300	574,355
Delphi Corp.	31,400	320,594
Genuine Parts Co.	7,500	249,000
Lear Corp.	18,000	1,103,940
Magna International, Inc. (Class “A” Stock)	11,800	944,590

		7,190,252

Building Materials — 1.0%
Martin Marietta Materials, Inc.	14,800	695,156
Masco Corp.	20,600	564,646
Sherwin-Williams Co. (The)	19,350	672,219

		1,932,021

Business Services — 0.4%
Tech Data Corp.*	18,850	748,157

Cable Television — 1.2%
Comcast Corp. (Class “A” Stock)*	70,424	2,314,837

Chemicals — 1.6%
Ashland, Inc.	22,900	1,008,974
Dow Chemical Co.	4,700	195,379
DuPont (E.I.) de Nemours & Co.	14,000	642,460
Lubrizol Corp.	1,745	56,747
Monsanto Co.	43,200	1,243,296

		3,146,856

Clothing & Apparel — 1.2%
Liz Claiborne, Inc.	16,900	599,274
Reebok International Ltd.(a)	17,900	703,828
VF Corp.	23,100	998,844

		2,301,946

Computer Hardware — 2.6%
Hewlett-Packard Co.	150,524	3,457,536
International Business Machines Corp.	16,400	1,519,952

		4,977,488

	Shares	Value

Computer Services & Software — 0.9%
Electronic Data Systems Corp.	49,700	$1,219,638
Ingram Micro, Inc. (Class “A” Stock)*	26,500	421,350

		1,640,988

Conglomerates — 3.4%
Altria Group, Inc.(a)	72,200	3,929,124
Cendant Corp.*(a)	26,000	579,020
Textron, Inc.	18,600	1,061,316
Tyco International Ltd.(a)	39,800	1,054,700

		6,624,160

Construction — 1.0%
Centex Corp.(a)	5,300	570,545
D.R. Horton, Inc.	3,900	168,714
Pulte Corp.	13,500	1,263,870

		2,003,129

Consumer Products & Services — 1.4%
Procter & Gamble Co.	6,500	649,220
UST, Inc.	27,800	992,182
Whirlpool Corp.(a)	15,125	1,098,831

		2,740,233

Containers & Packaging — 0.1%
Smurfit-Stone Container Corp.*(a)	13,875	257,659

Electronic Components & Equipment — 2.0%
Arrow Electronics, Inc.*	1,750	40,495
Avnet, Inc.*	3,400	73,644
Flextronics International Ltd.*	67,800	1,006,152
Hubbell, Inc. (Class “B” Stock)	14,500	639,450
Rockwell Automation, Inc.	5,800	206,480
Sanmina-SCI Corp.*	69,900	881,439
Solectron Corp.*(a)	155,950	921,665
Vishay Intertechnology, Inc.*(a)	6,200	141,980

		3,911,305

Entertainment & Leisure — 1.2%
Disney (Walt) Co.	11,900	277,627
Time Warner, Inc.*(a)	90,500	1,628,095
Viacom, Inc. (Class “B” Stock)	8,700	386,106

		2,291,828

Financial - Bank & Trust — 13.1%
AmSouth Bancorp	36,225	887,513
Astoria Financial Corp.(a)	13,200	491,040
Bank of America Corp.(a)	58,550	4,709,176
Bank One Corp.	49,100	2,238,469
Comerica, Inc.	20,900	1,171,654
FleetBoston Financial Corp.	56,975	2,486,959
Golden West Financial Corp.	14,000	1,444,660
Huntington Bancshares, Inc.	38,500	866,250
National City Corp.	44,650	1,515,421
PNC Financial Services Group	19,800	1,083,654
Regions Financial Corp.	28,925	1,076,010
SunTrust Banks, Inc.	10,200	729,300

AST Sanford Bernstein Core Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

U.S. Bancorp	59,400	$1,768,932
Wachovia Corp.	60,300	2,809,376
Wells Fargo & Co.	33,700	1,984,593

		25,263,007

Financial Services — 14.6%
Bear Stearns Companies, Inc.(a)	15,700	1,255,215
Citigroup, Inc.(a)	187,330	9,092,997
Countrywide Financial Corp.(a)	9,866	748,336
Fannie Mae	11,100	833,166
Freddie Mac	28,700	1,673,784
Goldman Sachs Group, Inc.(a)	18,500	1,826,505
J.P. Morgan Chase & Co.	59,400	2,181,762
John Hancock Financial Services, Inc.	33,100	1,241,250
KeyCorp	43,475	1,274,687
Lehman Brothers Holdings, Inc.(a)	20,500	1,583,010
MBIA, Inc.	19,300	1,143,139
Merrill Lynch & Co., Inc.	22,500	1,319,625
Morgan Stanley Dean Witter & Co.(a)	33,000	1,909,710
Washington Mutual, Inc.	48,775	1,956,853

		28,040,039

Food — 1.6%
Archer-Daniels-Midland Co.	10,200	155,244
Kroger Co. (The)*	59,700	1,105,047
Safeway, Inc.*	61,100	1,338,701
Sara Lee Corp.	16,500	358,215
SUPERVALU, Inc.	1,625	46,459

		3,003,666

Industrial Products — 0.6%
Cooper Industries Ltd. (Class “A” Stock)	13,900	805,227
Crane Co.	8,600	264,364

		1,069,591

Insurance — 7.3%
ACE Ltd.	15,100	625,442
Aetna, Inc.	8,175	552,467
Allstate Corp. (The)	43,500	1,871,369
American International Group, Inc.	22,400	1,484,672
Chubb Corp.(a)	20,700	1,409,670
Hartford Financial Services Group, Inc. (The)	24,000	1,416,720
Jefferson-Pilot Corp.	22,300	1,129,495
MetLife, Inc.	34,225	1,152,356
MGIC Investment Corp.	19,300	1,098,942
PartnerRe Ltd.	7,200	417,960
RenaissanceRe Holdings Ltd.	6,300	309,015
St. Paul Companies, Inc.(a)	27,300	1,082,445
Torchmark Corp.	2,225	101,327
Travelers Property Casualty Corp. (Class “A” Stock)	54,527	914,963
Travelers Property Casualty Corp. (Class “B” Stock)	7,864	133,452

	Shares	Value

XL Capital Ltd. (Class “A” Stock)(a)	3,400	$263,670

		13,963,965

Machinery & Equipment — 1.1%
Caterpillar, Inc.	11,300	938,126
Eaton Corp.	10,800	1,166,184

		2,104,310

Medical Supplies & Equipment — 0.5%
Guidant Corp.	16,200	975,240

Metals & Mining — 1.1%
Alcan, Inc.	20,600	967,170
Alcoa, Inc.(a)	27,900	1,060,200

		2,027,370

Oil & Gas — 9.5%
BP PLC [ADR]	19,400	957,390
ChevronTexaco Corp.	27,000	2,332,530
ConocoPhillips(a)	38,843	2,546,936
Exxon Mobil Corp.	202,700	8,310,699
Marathon Oil Corp.	42,400	1,403,016
Occidental Petroleum Corp.	37,300	1,575,552
Valero Energy Corp.	22,700	1,051,918
Williams Companies, Inc.	17,600	172,832

		18,350,873

Paper & Forest Products — 1.6%
Georgia-Pacific Corp.(a)	41,625	1,276,639
MeadWestvaco Corp.	31,900	949,025
Temple-Inland, Inc.	13,500	846,045

		3,071,709

Pharmaceuticals — 3.2%
Bristol-Myers Squibb Co.(a)	40,000	1,144,000
GlaxoSmithKline PLC [ADR]	17,300	806,526
Merck & Co., Inc.	52,400	2,420,880
Pfizer, Inc.	26,500	936,245
Wyeth	19,700	836,265

		6,143,916

Railroads — 1.9%
Burlington Northern Santa Fe Corp.	38,775	1,254,371
CSX Corp.	23,500	844,590
Norfolk Southern Corp.	64,450	1,524,243

		3,623,204

Restaurants — 0.9%
McDonald’s Corp.	69,100	1,715,753

Retail & Merchandising — 1.7%
Federated Department Stores, Inc.(a)	26,175	1,233,628
Foot Locker, Inc.(a)	1,400	32,830
May Department Stores Co. (The)(a)	38,625	1,122,829
Office Depot, Inc.*(a)	57,400	959,154

		3,348,441

AST Sanford Bernstein Core Value Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Telecommunications — 6.6%
ADC Telecommunications, Inc.*	173,800	$516,186
BellSouth Corp.	29,900	846,170
Corning, Inc.*	135,400	1,412,222
JDS Uniphase Corp.*	97,400	355,510
Lucent Technologies, Inc.*	136,600	387,944
Nortel Networks Corp.*	336,000	1,421,280
Qwest Communications International, Inc.*	168,100	726,192
SBC Communications, Inc.	74,600	1,944,822
Sprint Corp.(a)	81,800	1,343,156
Sprint Corp. (PCS Group)*(a)	134,700	757,014
Tellabs, Inc.*	71,700	604,431
Verizon Communications, Inc.	68,000	2,385,440

		12,700,367

Utilities — 7.8%
Alliant Energy Corp.(a)	23,900	595,110
American Electric Power Co., Inc.	44,300	1,351,593
Cinergy Corp.(a)	22,400	869,344
Constellation Energy Group, Inc.	19,500	763,620
Edison International Co.	53,900	1,182,027
Entergy Corp.	20,400	1,165,452
Exelon Corp.	23,400	1,552,824
FirstEnergy Corp.	29,400	1,034,880
Northeast Utilities(a)	41,700	841,089
PG&E Corp.*(a)	12,800	355,456
PPL Corp.(a)	26,900	1,176,875
Sempra Energy(a)	38,700	1,163,322
TXU Corp.(a)	31,600	749,552
Wisconsin Energy Corp.	30,700	1,026,915
Xcel Energy, Inc.(a)	65,100	1,105,398

		14,933,457

Total Long-Term Investments
(Cost $155,029,847)		185,758,265

	Par (000)
SHORT-TERM INVESTMENTS — 29.7%
Certificate of Deposit — 2.1%
Svenska Handelsbank, Inc. 1.39%, 10/27/04(b)	$441	440,608
Westdeutsche Landesbank 1.50%, 01/10/05(b)	3,665	3,663,911

		4,104,519

Commercial Paper — 5.1%
Cancara Asset Securitisation Ltd. 1.11%, 01/12/04(b)	2,472	2,469,609
Crown Point Capital Co. 1.11%, 01/16/04(b)	568	567,089
Fairway Finance Corp. 1.10%, 01/12/04(b)	832	829,999

	Par (000)	Value

General Electric Capital Corp. 1.11%, 02/05/04(b)	$66	$65,837
Lexington Parker Capital Co. 1.10%, 01/12/04(b)	733	731,696
Monumental Global Funding 1.141%, 01/29/04 [FRN](b)(c)	721	722,316
Silver Tower U.S. Funding 1.13%, 02/02/04(b)	96	96,159
Tannehill Capital Co. 1.10%, 01/08/04(b)	4,084	4,072,341
Tulip Funding Corp. 1.10%, 01/21/04(b)	284	283,456

		9,838,502

Corporate Obligations — 11.9%
American Express Centurian
1.118%, 01/22/04 [FRN](b)(c)	1,574	1,573,712
1.144%, 01/22/04 [FRN](b)(c)	171	171,428
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	929	929,402
Canadian Imperial Bank of Commerce
1.111%, 01/29/04 [FRN](b)(c)	822	821,886
Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)	1,647	1,647,449
Merrill Lynch & Co., Inc.
1.13%, 01/02/04(b)	187	187,182
1.13%, 01/02/04 [FRN](b)(c)	5,500	5,500,291
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	5,414	5,414,437
1.08%, 01/02/04 [FRN](b)(c)	2,288	2,288,483
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	1,197	1,197,014
1.10%, 01/02/04 [FRN](b)(c)	2,524	2,523,498
Westdeutsche Landesbank
1.111%, 01/23/04 [FRN](b)(c)	52	51,674
1.111%, 01/29/04 [FRN](b)(c)	510	509,955

		22,816,411

	Shares
Non-Registered Investment Company — 3.5%
BlackRock Institutional Money Market Trust(b)(j)	6,758,284	6,758,284

Registered Investment Companies — 5.7%
BlackRock Provident Institutional Funds TempCash Portfolio	5,519,645	5,519,645
BlackRock Provident Institutional Funds TempFund Portfolio	5,519,645	5,519,645

		11,039,290

AST Sanford Bernstein Core Value Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

Repurchase Agreement — 0.4%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $779,967 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $956,933, market value including accrued interest $803,336)(b)	$780	$779,924

	Par (000)	Value

Time Deposits — 1.0%
Chase Manhattan Bank
0.875%, 01/02/04(b)	$1,491	$1,491,077
UBS Bank
0.938%, 01/02/04(b)	437	437,381

		1,928,458

Total Short-Term Investments
(Cost $57,265,388)		57,265,388

Total Investments — 126.2%
(Cost $212,295,235; Note 5)		243,023,653
Liabilities in Excess of Other Assets — (26.2%)		(50,476,311)

Net Assets — 100.0%		$192,547,342

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
FRN	Floating Rate Note

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $44,692,673; cash collateral $46,226,098 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.

See Notes to Financial Statements.

AST Cohen & Steers Realty Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 96.7%
COMMON STOCK
Apartment/Residential — 12.8%
Apartment Investment & Management Co. (Class “A” Stock) [REIT]	80,300	$2,770,350
Avalonbay Communities, Inc. [REIT]	290,200	13,871,560
BRE Properties, Inc. [REIT]	160,300	5,354,020
Equity Residential Properties Trust [REIT]	175,900	5,190,809
Essex Property Trust, Inc. [REIT]	79,100	5,079,802
Summit Properties, Inc. [REIT]	176,900	4,249,138
United Dominion Realty Trust, Inc. [REIT]	23,500	451,200

		36,966,879

Building & Real Estate — 7.4%
Catellus Development Corp.	403,052	9,721,614
Federal Realty Investment Trust [REIT]	178,900	6,867,971
Post Properties, Inc. [REIT]	174,600	4,874,832

		21,464,417

Diversified — 4.0%
Brookfield Properties Corp. (Canada)	296,900	8,569,836
Crescent Real Estate Equities Co. [REIT]	173,300	2,968,629

		11,538,465

Hotels & Motels — 8.7%
Hilton Hotels Corp.(a)	266,700	4,568,571
Host Marriott Corp. [REIT]*(a)	849,600	10,467,072
Starwood Hotels & Resorts Worldwide, Inc.	280,100	10,075,197

		25,110,840

Industrial — 6.2%
AMB Property Corp. [REIT]	123,000	4,044,240
ProLogis [REIT]	430,300	13,808,327

		17,852,567

Office — 14.4%
Arden Realty, Inc. [REIT]	191,200	5,801,008
CarrAmerica Realty Corp. [REIT]	134,600	4,008,388
Equity Office Properties Trust [REIT]	286,100	8,196,765
Mack-Cali Realty Corp. [REIT]	85,700	3,566,834
Maguire Properties, Inc.	164,600	3,999,780
Vornado Realty Trust [REIT]	294,700	16,134,825

		41,707,600

	Shares	Value

Office/Industrial — 13.3%
Boston Properties, Inc. [REIT]	410,300	$19,772,357
Kilroy Realty Corp. [REIT]	129,100	4,228,025
Liberty Property Trust [REIT]	49,500	1,925,550
Prentiss Properties Trust [REIT]	97,400	3,213,226
Reckson Associates Realty Corp. [REIT](a)	186,600	4,534,380
SL Green Realty Corp. [REIT]	117,500	4,823,375

		38,496,913

Real Estate — 9.9%
Archstone-Smith Trust [REIT]	353,600	9,893,728
Mills Corp. [REIT]	155,000	6,820,000
Pan Pacific Retail Properties, Inc. [REIT]	52,800	2,515,920
Sun Communities, Inc. [REIT]	129,000	4,992,300
Ventas, Inc. [REIT]	196,800	4,329,600

		28,551,548

Regional Mall — 17.4%
CBL & Associates Properties, Inc. [REIT]	74,100	4,186,650
Developers Diversified Realty Corp. [REIT]	125,000	4,196,250
General Growth Properties, Inc. [REIT](a)	201,300	5,586,075
Macerich Co. [REIT]	159,000	7,075,500
Regency Centers Corp. [REIT]	33,800	1,346,930
Rouse Co. [REIT]	245,600	11,543,200
Simon Property Group, Inc. [REIT]	251,600	11,659,144
Taubman Centers, Inc. [REIT]	246,400	5,075,840

		50,669,589

Self Storage — 2.6%
Public Storage, Inc. [REIT]	118,400	5,137,376
Shurgard Storage Centers, Inc. (Class “A” Stock) [REIT]	63,400	2,387,010

		7,524,386

Total Long-Term Investments
(Cost $233,379,459)		279,883,204

	Par (000)
SHORT-TERM INVESTMENTS — 8.0%
Commercial Paper — 2.2%
Cancarra AB
1.11%, 01/12/04(b)	$1,603	1,602,038
Tannehill Capital Co.
1.10%, 01/08/04(b)	4,886	4,872,188

		6,474,226

AST Cohen & Steers Realty Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

Corporate Obligations — 2.6%
American Express Centurian
1.131%, 01/29/04 [FRN](b)(c)	$3,176	$3,176,007
Merrill Lynch & Co., Inc.
1.13%, 01/02/04 [FRN](b)(c)	1,034	1,033,872
Westdeutsche Landesbank
1.111%, 01/29/04 [FRN](b)(c)	3,255	3,254,307

		7,464,186

	Shares
Registered Investment Companies — 3.0%
BlackRock Provident Institutional Funds TempCash Portfolio	4,371,201	4,371,201
BlackRock Provident Institutional Funds TempFund Portfolio	4,371,201	4,371,201

		8,742,402

	Par (000)	Value
Time Deposits — 0.2%
Chase Manhattan Bank
0.875%, 01/02/04(b)	$337	$336,834
UBS Bank
0.938%, 01/02/04(b)	295	295,354

		632,188

Total Short-Term Investments
(Cost $23,313,002)		23,313,002

Total Investments — 104.7%
(Cost $256,692,461; Note 5)		303,196,206
Liabilities in Excess of Other Assets — (4.7%)		(13,694,231)

Net Assets — 100.0%		$289,501,975

The following abbreviations are used in portfolio descriptions:

FRN	Floating Rate Note
REIT	Real Estate Investment Trust

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $13,951,746; cash collateral $14,570,600 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

See Notes to Financial Statements.

AST Sanford Bernstein Managed Index 500 Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 99.0%
COMMON STOCK — 99.0%
Advertising — 0.2%
Interpublic Group of Companies, Inc.	56,000	$869,663

Aerospace — 1.0%
Goodrich Corp.	49,000	1,454,810
Northrop Grumman Corp.(a)	2,678	256,017
United Technologies Corp.	37,000	3,506,490

		5,217,317

Airlines — 0.4%
Southwest Airlines Co.	122,000	1,969,080

Automobile Manufacturers — 0.9%
Ford Motor Co.(a)	130,000	2,080,000
General Motors Corp.(a)	54,000	2,883,600

		4,963,600

Automotive Parts — 0.2%
Dana Corp.	56,600	1,038,610

Beverages — 1.5%
Anheuser-Busch Companies, Inc.	103,000	5,426,040
Coca-Cola Co.	46,500	2,359,875
PepsiCo, Inc.	12,100	564,102

		8,350,017

Broadcasting — 0.2%
Westwood One, Inc.*	28,900	988,669

Building Materials — 1.0%
American Standard Companies, Inc.*	19,000	1,913,300
Masco Corp.	94,000	2,576,540
Sherwin-Williams Co. (The)	33,600	1,167,264

		5,657,104

Business Services — 0.2%
Fiserv, Inc.*(a)	33,000	1,303,830

Cable Television — 1.4%
Comcast Corp. (Class “A” Stock)*	132,281	4,348,076
Comcast Corp. (Special Class “A” Stock)*(a)	105,000	3,284,400

		7,632,476

Chemicals — 1.6%
Ashland, Inc.	25,000	1,101,500
Dow Chemical Co.	24,200	1,005,994
DuPont (E.I.) de Nemours & Co.	52,200	2,395,458
Eastman Chemical Co.(a)	36,000	1,423,080
Lubrizol Corp.	35,700	1,160,964
PPG Industries, Inc.	22,000	1,408,440

		8,495,436

Clothing & Apparel — 0.2%
VF Corp.	22,375	967,495

	Shares	Value

Computer Hardware — 3.4%
Dell, Inc.*	194,600	$6,608,616
Hewlett-Packard Co.	225,660	5,183,410
International Business Machines Corp.	70,900	6,571,012

		18,363,038

Computer Services & Software — 8.3%
Affiliated Computer Services, Inc. (Class “A” Stock)*(a)	25,000	1,361,500
Cisco Systems, Inc.*	550,100	13,361,929
Electronic Arts, Inc.*(a)	50,000	2,389,000
Electronic Data Systems Corp.(a)	48,000	1,177,920
EMC Corp.*	70,000	904,400
Mercury Interactive Corp.*(a)	29,900	1,454,336
Microsoft Corp.	632,300	17,413,542
Oracle Corp.*	133,600	1,763,520
Symantec Corp.*(a)	68,000	2,356,200
Veritas Software Corp.*(a)	76,000	2,824,160

		45,006,507

Conglomerates — 3.2%
3M Co.	7,400	629,222
Altria Group, Inc.	188,600	10,263,612
Cendant Corp.*(a)	107,100	2,385,117
Honeywell International, Inc.	27,900	932,697
Textron, Inc.	20,000	1,141,200
Tyco International Ltd.(a)	68,000	1,802,000

		17,153,848

Consumer Products & Services — 4.3%
Avon Products, Inc.	18,500	1,248,565
Colgate-Palmolive Co.	68,600	3,433,430
Johnson & Johnson	210,000	10,848,600
Procter & Gamble Co.	72,000	7,191,360
Whirlpool Corp.	7,000	508,550

		23,230,505

Electronic Components & Equipment — 4.2%
Eastman Kodak Co.(a)	21,100	541,637
Emerson Electric Co.(a)	14,000	906,500
General Electric Co.	577,270	17,883,825
Sanmina-SCI Corp.*	92,600	1,167,686
Solectron Corp.*(a)	260,000	1,536,600
Vishay Intertechnology, Inc.*(a)	25,000	572,500

		22,608,748

Entertainment & Leisure — 1.5%
Carnival Corp.(a)	63,800	2,534,774
Disney (Walt) Co.	54,900	1,280,817
Harley-Davidson, Inc.(a)	37,000	1,758,610
Time Warner, Inc.*	32,200	579,278
Viacom, Inc. (Class “B” Stock)	50,400	2,236,752

		8,390,231

AST Sanford Bernstein Managed Index 500 Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Financial - Bank & Trust — 5.6%
Bank of America Corp.(a)	89,900	$7,230,657
Bank One Corp.	74,200	3,382,778
Comerica, Inc.	35,800	2,006,948
Commerce Bancorp, Inc.	25,000	1,317,000
FleetBoston Financial Corp.	119,442	5,213,643
National City Corp.	44,700	1,517,118
PNC Financial Services Group	34,300	1,877,239
Regions Financial Corp.	18,000	669,600
SunTrust Banks, Inc.	10,000	715,000
U.S. Bancorp	71,000	2,114,380
Wachovia Corp.	74,100	3,452,319
Wells Fargo & Co.	18,600	1,095,354

		30,592,036

Financial Services — 9.5%
Citigroup, Inc.	354,600	17,212,284
Fannie Mae	107,400	8,061,444
Goldman Sachs Group, Inc.	33,000	3,258,090
J.P. Morgan Chase & Co.	125,480	4,608,880
John Hancock Financial Services, Inc.	51,500	1,931,250
KeyCorp	76,000	2,228,320
Lehman Brothers Holdings, Inc.(a)	6,500	501,930
MBNA Corp.	183,500	4,559,975
Merrill Lynch & Co., Inc.	42,000	2,463,300
Morgan Stanley Dean Witter & Co.(a)	78,800	4,560,156
SLM Corp.	69,600	2,622,528

		52,008,157

Food — 1.8%
Albertson’s, Inc.(a)	53,200	1,204,980
Archer-Daniels-Midland Co.	88,808	1,351,658
Campbell Soup Co.(a)	79,200	2,122,560
Dean Foods Co.*	36,000	1,183,320
General Mills, Inc.(a)	54,500	2,468,850
Safeway, Inc.*	16,500	361,515
SUPERVALU, Inc.	31,900	912,021

		9,604,904

Healthcare Services — 2.3%
Caremark Rx, Inc.*(a)	47,500	1,203,175
HCA, Inc.(a)	33,000	1,417,680
Health Management Associates, Inc. (Class “A” Stock)(a)	80,000	1,920,000
UnitedHealth Group, Inc.(a)	86,000	5,003,480
WellPoint Health Networks, Inc.*	28,000	2,715,720

		12,260,055

Industrial Products — 0.6%
Cooper Industries Ltd. (Class “A” Stock)	23,000	1,332,390
Crane Co.	32,000	983,680
Ingersoll-Rand Co.*	11,000	746,680

		3,062,750

	Shares	Value

Insurance — 5.3%
ACE Ltd.	53,000	$2,195,260
Allstate Corp. (The)	32,000	1,376,640
American International Group, Inc.	187,987	12,459,778
AON Corp.(a)	31,200	746,928
Chubb Corp.	25,900	1,763,790
CIGNA Corp.	15,500	891,250
Hartford Financial Services Group, Inc. (The)	10,100	595,700
MetLife, Inc.	25,900	872,053
St. Paul Companies, Inc.	22,000	872,300
The Progressive Corp.	35,900	3,000,881
Travelers Property Casualty Corp. (Class “B” Stock)	148,513	2,520,266
XL Capital Ltd. (Class “A” Stock)	19,000	1,473,450

		28,768,296

Internet Services — 1.6%
eBay, Inc.*(a)	81,000	5,231,790
Yahoo!, Inc.*(a)	79,600	3,595,532

		8,827,322

Machinery & Equipment — 1.0%
Caterpillar, Inc.	8,000	664,160
Danaher Corp.(a)	28,600	2,624,050
Eaton Corp.	19,000	2,051,620

		5,339,830

Medical Supplies & Equipment — 4.3%
Amgen, Inc.*	130,300	8,052,540
Applera Corp. - Applied Biosystems Group(a)	25,000	517,750
Guidant Corp.	50,800	3,058,160
Medtronic, Inc.	140,100	6,810,261
St. Jude Medical, Inc.*	34,000	2,085,900
Zimmer Holdings, Inc.*	40,400	2,844,160

		23,368,771

Metals & Mining — 0.5%
Alcan, Inc.(a)	19,000	892,050
Alcoa, Inc.	17,400	661,200
Worthington Industries, Inc.	65,200	1,175,556

		2,728,806

Office Equipment — 0.2%
Pitney Bowes, Inc.	13,000	528,060
Xerox Corp.*(a)	25,000	345,000

		873,060

Oil & Gas — 4.2%
Apache Corp.(a)	23,000	1,865,300
ChevronTexaco Corp.	54,238	4,685,621
ConocoPhillips	41,153	2,698,402
El Paso Corp.(a)	170,000	1,392,300

AST Sanford Bernstein Managed Index 500 Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Evergreen Resources, Inc.*	43,000	$1,397,930
Exxon Mobil Corp.	240,400	9,856,400
Marathon Oil Corp.	31,000	1,025,790

		22,921,743

Paper & Forest Products — 0.9%
Georgia-Pacific Corp.(a)	69,000	2,116,230
International Paper Co.	37,000	1,595,070
MeadWestvaco Corp.	30,000	892,500

		4,603,800

Pharmaceuticals — 6.6%
Allergan, Inc.(a)	6,000	460,860
Barr Laboratories, Inc.*(a)	20,000	1,539,000
Bristol-Myers Squibb Co.	53,800	1,538,680
Cephalon, Inc.*(a)	24,000	1,161,840
Forest Laboratories, Inc.*	42,800	2,645,040
Gilead Sciences, Inc.*(a)	25,000	1,453,500
MedImmune, Inc.*	49,000	1,244,600
Merck & Co., Inc.	44,200	2,042,040
Pfizer, Inc.	532,620	18,817,465
Wyeth	115,700	4,911,465

		35,814,490

Printing & Publishing — 0.7%
Donnelley (R.R.) & Sons Co.(a)	48,000	1,447,200
Tribune Co.(a)	49,700	2,564,520

		4,011,720

Railroads — 0.4%
Burlington Northern Santa Fe Corp.	15,000	485,250
CSX Corp.	28,100	1,009,914
Norfolk Southern Corp.	38,400	908,160

		2,403,324

Real Estate — 0.6%
Equity Office Properties Trust [REIT]	70,000	2,005,500
Equity Residential Properties Trust [REIT]	35,000	1,032,850

		3,038,350

Restaurants
McDonald’s Corp.	5,000	123,896

Retail & Merchandising — 7.2%
Bed Bath & Beyond, Inc.*	56,000	2,427,600
Family Dollar Stores, Inc.	35,000	1,255,800
Federated Department Stores, Inc.	33,900	1,597,707
Home Depot, Inc.	197,000	6,991,530
Lowe’s Companies, Inc.	100,000	5,539,000
May Department Stores Co. (The)(a)	39,500	1,148,265
Ross Stores, Inc.	44,000	1,162,920
Sears, Roebuck and Co.(a)	33,900	1,542,111
TJX Companies, Inc.(a)	80,100	1,766,205
Wal-Mart Stores, Inc.	295,900	15,697,495

		39,128,633

	Shares	Value

Semiconductors — 4.9%
Altera Corp.*	95,000	$2,156,500
Applied Materials, Inc.*(a)	134,000	3,008,300
Broadcom Corp. (Class “A” Stock)*(a)	58,000	1,977,220
Intel Corp.	375,080	12,077,576
Linear Technology Corp.	53,000	2,229,710
Marvell Technology Group Ltd.*	29,300	1,111,349
Maxim Integrated Products, Inc.	50,000	2,490,000
Texas Instruments, Inc.	42,000	1,233,960

		26,284,615

Telecommunications — 4.3%
ALLTEL Corp.	14,000	652,120
AT&T Corp.(a)	30,340	615,902
AT&T Wireless Services, Inc.*	120,000	958,800
BellSouth Corp.	76,000	2,150,800
Corning, Inc.*	129,200	1,347,556
Lucent Technologies, Inc.*	400,000	1,136,000
Motorola, Inc.	78,000	1,097,460
Nextel Communications, Inc. (Class “A” Stock)*(a)	47,000	1,318,820
Qualcomm, Inc.	71,000	3,829,030
SBC Communications, Inc.	145,200	3,785,364
Sprint Corp.	90,000	1,477,800
Verizon Communications, Inc.	135,200	4,742,816

		23,112,468

Utilities — 2.8%
American Electric Power Co., Inc.	85,160	2,598,232
CenterPoint Energy, Inc.	42,900	414,603
Constellation Energy Group, Inc.	36,000	1,409,760
DTE Energy Co.	42,000	1,654,800
Entergy Corp.	35,000	1,999,550
FirstEnergy Corp.	63,000	2,217,600
FPL Group, Inc.	5,600	366,352
Pinnacle West Capital Corp.	22,150	886,443
PPL Corp.(a)	60,000	2,624,999
TXU Corp.(a)	37,200	882,384
Xcel Energy, Inc.(a)	6,700	113,766

		15,168,489

Total Common Stock
(Cost $498,565,020)		536,251,689

	Units
RIGHTS*
Semiconductors
Seagate Technology, Inc.
(Cost $0)	33,800	0

Total Long-Term Investments
(Cost $498,565,020)		536,251,689

AST Sanford Bernstein Managed Index 500 Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

SHORT-TERM INVESTMENTS — 14.8%
Certificate of Deposit
Svenska Handelsbank, Inc.
1.39%, 10/27/04(b)	$79	$79,433

Commercial Paper — 2.7%
Amsterdam Funding Corp. 1.10%, 01/05/04(b)	1,086	1,084,805
Cancara Asset Securitisation Ltd. 1.11%, 01/12/04(b)	1,818	1,816,907
Concord Minutemen Capital Co.
1.11%, 01/09/04(b)	838	835,428
1.13%, 02/09/04(b)	49	48,689
Fairway Finance Corp.
1.10%, 01/12/04(b)	2,574	2,566,738
General Electric Capital Corp.
1.11%, 02/05/04(b)	4,634	4,621,572
Monumental Global Funding
1.141%, 01/29/04 [FRN](b)(c)	2,203	2,208,617
Silver Tower U.S. Funding
1.13%, 02/02/04(b)	1,224	1,220,161
Tulip Funding Corp.
1.10%, 01/21/04(b)	359	358,382

		14,761,299

Corporate Obligations — 7.5%
American Express Centurian
1.118%, 01/22/04 [FRN](b)(c)	1,591	1,591,153
1.131%, 01/29/04 [FRN](b)(c)	670	669,561
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	10,437	10,437,505
Canadian Imperial Bank of Commerce
1.111%, 01/29/04 [FRN](b)(c)	1,663	1,663,183
Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)	2,640	2,639,830
Merrill Lynch & Co., Inc.
1.13%, 01/02/04(b)	396	395,849
1.13%, 01/02/04 [FRN](b)(c)	5,103	5,102,330
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	4,102	4,102,201
1.08%, 01/02/04 [FRN](b)(c)	3,700	3,699,813
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	2,145	2,145,264
1.10%, 01/02/04 [FRN](b)(c)	3,408	3,407,419
Societe Generale 1.08%, 01/02/04 [FRN](b)(c)	546	545,922
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	274	274,320
1.111%, 01/23/04 [FRN](b)(c)	2,089	2,088,819
1.111%, 01/29/04 [FRN](b)(c)	1,380	1,379,983

		40,143,152

	Shares	Value

Non-Registered Investment Company — 2.5%
BlackRock Institutional Money Market Trust(b)(j)	13,674,833	$13,674,833

Registered Investment Companies — 1.2%
BlackRock Provident Institutional Funds TempCash Portfolio	3,316,264	3,316,264
BlackRock Provident Institutional Funds TempFund Portfolio	3,316,263	3,316,263

		6,632,527

	Par (000)
Repurchase Agreement — 0.3%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $1,649,462 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $2,023,707, market value including accrued interest $1,698,883)(b)	$1,649	1,649,371
Time Deposits — 0.6%
Chase Manhattan Bank 0.875%, 01/02/04(b)	1,564	1,564,039
UBS Bank 0.938%, 01/02/04(b)	1,495	1,495,480

		3,059,519

Total Short-Term Investments
(Cost $80,000,134)		80,000,134

Total Investments — 113.8%
(Cost $578,565,154; Note 5)		616,251,823
Liabilities in Excess of Other Assets — (13.8%)		(74,759,733)

Net Assets — 100.0%		$541,492,090

AST Sanford Bernstein Managed Index 500 Portfolio

Schedule of Investments

December 31, 2003

The following abbreviations are used in portfolio descriptions:

FRN	Floating Rate Note
REIT	Real Estate Investment Trust

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $71,119,383; cash collateral $73,367,607 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.

See Notes to Financial Statements.

AST American Century Income & Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 98.3%
COMMON STOCK — 97.8%
Aerospace — 0.1%
United Technologies Corp.	3,900	$369,603

Airlines — 0.2%
Delta Air Lines, Inc.*(a)	9,000	106,290
Southwest Airlines Co.	22,900	369,606

		475,896

Automobile Manufacturers — 2.4%
Ford Motor Co.(a)	451,800	7,228,800
General Motors Corp.(a)	2,100	112,140

		7,340,940

Automotive Parts — 0.1%
Advance Auto Parts, Inc.*	700	56,980
American Axle & Manufacturing Holdings, Inc.*(a)	4,400	177,848

		234,828

Beverages — 0.3%
Coors (Adolph) Co. (Class “B” Stock)	17,600	987,360
PepsiCo, Inc.	600	27,972

		1,015,332

Broadcasting — 0.1%
Fox Entertainment Group, Inc. (Class “A” Stock)*	9,100	265,265

Building Materials — 0.7%
Sherwin-Williams Co. (The)	62,202	2,160,897

Business Services — 0.8%
Convergys Corp.*	61,800	1,079,028
Viad Corp.	52,600	1,315,000

		2,394,028

Chemicals — 1.7%
Engelhard Corp.	3,100	92,845
Monsanto Co.	173,400	4,990,452

		5,083,297

Computer Hardware — 3.3%
Dell, Inc.*(a)	23,000	781,080
Hewlett-Packard Co.	172,324	3,958,282
International Business Machines Corp.(a)	44,357	4,111,007
Storage Technology Corp.*	9,500	244,625
Western Digital Corp.*	75,000	884,250

		9,979,244

Computer Services & Software — 4.6%
Cisco Systems, Inc.*(a)	119,003	2,890,583
Computer Associates International, Inc.	3,000	82,020
Computer Sciences Corp.*	30,415	1,345,255
Electronic Arts, Inc.*(a)	1,900	90,782
Electronic Data Systems Corp.(a)	24,756	607,512

	Shares	Value

Microsoft Corp.(a)	286,372	$7,886,685
Oracle Corp.*	75,700	999,240
Take-Two Interactive Software, Inc.*(a)	10,900	314,029

		14,216,106

Conglomerates — 2.5%
Altria Group, Inc.(a)	96,100	5,229,762
Cendant Corp.*(a)	41,300	919,751
Honeywell International, Inc.	3,200	106,976
Tyco International Ltd.(a)	51,185	1,356,403

		7,612,892

Construction — 0.6%
KB Home	18,100	1,312,612
NVR, Inc.*(a)	1,344	626,304

		1,938,916

Consumer Products & Services — 5.7%
Black & Decker Corp.	4,400	217,008
Fortune Brands, Inc.	32,716	2,338,867
Johnson & Johnson	82,298	4,251,515
Procter & Gamble Co.	70,644	7,055,922
Rent-A-Center, Inc.*(a)	46,250	1,381,950
Reynolds (R.J.) Tobacco Holdings, Inc.(a)	18,000	1,046,700
Whirlpool Corp.(a)	16,600	1,205,990

		17,497,952

Containers & Packaging — 0.2%
Bemis Co., Inc.	13,400	670,000

Electronic Components & Equipment — 4.6%
Arrow Electronics, Inc.*(a)	45,758	1,058,840
Avnet, Inc.*	95,453	2,067,512
Benchmark Electronics, Inc.*	21,350	743,194
Eastman Kodak Co.(a)	153,780	3,947,533
General Electric Co.	156,983	4,863,333
Sanmina-SCI Corp.*(a)	102,200	1,288,742

		13,969,154

Entertainment & Leisure — 4.1%
Disney (Walt) Co.	129,400	3,018,902
Harrah’s Entertainment, Inc.	10,100	502,677
Regal Entertainment Group (Class “A” Stock)	69,600	1,428,192
Time Warner, Inc.*(a)	298,643	5,372,588
Viacom, Inc. (Class “B” Stock)(a)	48,143	2,136,586

		12,458,945

Financial - Bank & Trust — 8.5%
Bank of America Corp.(a)	164,241	13,209,905
Bank One Corp.	14,100	642,819
First Tennessee National Corp.	17,923	790,404
Flagstar Bancorp, Inc.	13,400	287,028
FleetBoston Financial Corp.	41,100	1,794,015

AST American Century Income & Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

PNC Financial Services Group	30,100	$1,647,373
UnionBanCal Corp.	37,200	2,140,488
Wachovia Corp.	59,019	2,749,695
Wells Fargo & Co.	46,200	2,720,718

		25,982,445

Financial Services — 7.4%
Citigroup, Inc.(a)	218,301	10,596,332
Fannie Mae	45,939	3,448,182
H&R Block, Inc.(a)	15,844	877,282
Lehman Brothers Holdings, Inc.(a)	2,400	185,328
MBNA Corp.	14,800	367,780
Merrill Lynch & Co., Inc.(a)	44,548	2,612,740
Morgan Stanley Dean Witter & Co.(a)	34,036	1,969,663
Washington Mutual, Inc.(a)	65,600	2,631,872

		22,689,179

Food — 2.2%
Archer-Daniels-Midland Co.	67,600	1,028,872
ConAgra Foods, Inc.	52,600	1,388,114
Sara Lee Corp.	9,500	206,245
SUPERVALU, Inc.	91,500	2,615,985
Tyson Foods, Inc. (Class “A” Stock)	106,100	1,404,764

		6,643,980

Healthcare Services — 0.9%
Health Net, Inc.*	51,900	1,697,130
Humana, Inc.*	42,927	980,882

		2,678,012

Industrial Products — 0.3%
Carlisle Companies, Inc.	8,554	520,596
RPM International, Inc.	20,400	335,784

		856,380

Insurance — 5.9%
ACE Ltd.	69,000	2,857,980
Allstate Corp. (The)	43,039	1,851,538
AmerUs Group Co.(a)	47,400	1,657,578
Berkley (W.R) Corp.	63,850	2,231,558
Fidelity National Financial, Inc.	110,441	4,282,901
First American Corp.	98,200	2,923,414
Principal Financial Group, Inc.	27,100	896,197
Protective Life Corp.	37,400	1,265,616

		17,966,782

Internet Services — 0.9%
Checkfree Corp.*(a)	8,486	234,638
EarthLink, Inc.*	57,800	578,000
Netflix, Inc.*(a)	7,100	388,299
United Online, Inc.*(a)	25,200	423,108
VeriSign, Inc.*(a)	69,400	1,131,220

		2,755,265

	Shares	Value

Machinery & Equipment — 0.2%
Briggs & Stratton Corp.	3,000	$202,200
Eaton Corp.	2,900	313,142

		515,342

Medical Supplies & Equipment — 1.9%
Abbott Laboratories(a)	16,827	784,138
Amgen, Inc.*(a)	50,940	3,148,092
Fisher Scientific International, Inc.*(a)	8,700	359,919
Invitrogen Corp.*(a)	1,100	77,000
McKesson Corp.	46,300	1,489,008

		5,858,157

Office Equipment — 0.4%
IKON Office Solutions, Inc.	19,500	231,270
United Stationers, Inc.*(a)	24,600	1,006,632
Xerox Corp.*(a)	9,300	128,340

		1,366,242

Oil & Gas — 8.7%
Amerada Hess Corp.	1,800	95,706
ChevronTexaco Corp.	89,600	7,740,544
ConocoPhillips	30,460	1,997,262
Exxon Mobil Corp.	45,285	1,856,685
Marathon Oil Corp.	205,500	6,799,995
Occidental Petroleum Corp.	33,986	1,435,569
ONEOK, Inc.(a)	53,933	1,190,841
Schlumberger Ltd.	9,800	536,256
Sunoco, Inc.(a)	100,600	5,145,690

		26,798,548

Paper & Forest Products — 0.6%
Georgia-Pacific Corp.	6,000	184,020
Louisiana-Pacific Corp.*(a)	21,700	387,996
Rayonier, Inc.	23,626	980,715
Weyerhaeuser Co.	5,100	326,400

		1,879,131

Pharmaceuticals — 6.4%
Bristol-Myers Squibb Co.	157,400	4,501,640
Endo Pharmaceuticals Holdings, Inc.*	12,900	248,454
King Pharmaceuticals, Inc.*	64,400	982,744
Kos Pharmaceuticals, Inc.*(a)	4,200	180,768
Merck & Co., Inc.	130,299	6,019,814
Pfizer, Inc.	182,901	6,461,892
Pharmaceutical Resources, Inc.*	2,200	143,330
Valeant Pharmaceuticals International(a)	13,900	349,585
Wyeth	13,700	581,565

		19,469,792

AST American Century Income & Growth Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Railroads — 0.4%
Burlington Northern Santa Fe Corp.	10,000	$323,500
CSX Corp.	5,000	179,700
Norfolk Southern Corp.	10,100	238,865
Union Pacific Corp.	7,000	486,360

		1,228,425

Real Estate — 0.8%
CBL & Associates Properties, Inc. [REIT]	11,600	655,400
Equity Office Properties Trust [REIT](a)	48,300	1,383,795
General Growth Properties, Inc. [REIT](a)	12,800	355,200
Simon Property Group, Inc. [REIT]	3,300	152,922

		2,547,317

Retail & Merchandising — 5.2%
Barnes & Noble, Inc.*(a)	28,000	919,800
Blockbuster, Inc. (Class “A” Stock)(a)	46,311	831,282
Claire’s Stores, Inc.	14,000	263,760
Federated Department Stores, Inc.	167,300	7,884,849
Gap, Inc.(a)	27,300	633,633
Home Depot, Inc.	5,834	207,049
May Department Stores Co. (The)(a)	118,000	3,430,260
RadioShack Corp.(a)	6,300	193,284
Sears, Roebuck and Co.(a)	31,600	1,437,484

		15,801,401

Semiconductors — 4.0%
Intel Corp.(a)	365,742	11,776,892
Texas Instruments, Inc.	20,300	596,414

		12,373,306

Telecommunications — 5.7%
ALLTEL Corp.	42,978	2,001,915
AT&T Corp.(a)	27,589	560,057
BellSouth Corp.	105,900	2,996,969
Motorola, Inc.	13,700	192,759
Nextel Communications, Inc. (Class “A” Stock)*(a)	94,100	2,640,446
PanAmSat Corp.*	42,200	909,832
Qualcomm, Inc.	7,500	404,475
SBC Communications, Inc.	93,800	2,445,366
Scientific-Atlanta, Inc.	9,559	260,961
Sprint Corp.(a)	132,468	2,175,125
Verizon Communications, Inc.(a)	80,965	2,840,252

		17,428,157

Transportation — 0.9%
FedEx Corp.	8,400	567,000
United Parcel Service, Inc. (Class “B” Stock)(a)	30,606	2,281,677

		2,848,677

	Shares	Value

Utilities — 4.5%
Duquesne Light Holdings, Inc.	2,000	$36,680
Edison International Co.(a)	204,600	4,486,879
Exelon Corp.	50,912	3,378,520
Great Plains Energy, Inc.	54,700	1,740,554
OGE Energy Corp.	9,600	232,224
PG&E Corp.*(a)	11,200	311,024
Sempra Energy	21,054	632,883
TXU Corp.(a)	72,700	1,724,444
UGI Corp.	19,000	644,100
Westar Energy, Inc.	35,700	722,925

		13,910,233

Total Common Stock
(Cost $265,223,101)		299,280,066

PREFERRED STOCK — 0.5%
Automobile Manufacturers — 0.1%
General Motors Corp. (Class “B” Stock), 5.25% [CVT]	11,500	309,005

Financial Services — 0.2%
Ford Motor Co. Capital Trust II, 6.50%* [CVT]	9,800	547,330

Office Equipment — 0.2%
Xerox Corp., 6.125%* [CVT]	4,200	544,950

Total Preferred Stock
(Cost $1,198,965)		1,401,285

Total Long-Term Investments
(Cost $266,422,066)		300,681,351

	Par (000)
SHORT-TERM INVESTMENTS — 36.3%
Certificate of Deposit — 0.2%
Svenska Handelsbank, Inc.
1.39%, 10/27/04 (b)	$546	545,614

Commercial Paper — 15.8%
Amsterdam Funding Corp.
1.10%, 01/05/04(b)	312	311,571
Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)	1,970	1,967,890
Concord Minutemen Capital Co.
1.11%, 01/12/04(b)	5,747	5,734,277
1.13%, 02/09/04(b)	4,894	4,881,167
1.13%, 02/12/04(b)	1,154	1,150,917
Crown Point Capital Co.
1.11%, 01/09/04(b)	3,874	3,867,751
1.11%, 01/16/04(b)	11,180	11,153,125
Fairway Finance Corp.
1.11%, 02/05/04(b)	11,401	11,369,647
Lexington Parker Capital Co.
1.10%, 01/12/04(b)	1,010	1,008,430

AST American Century Income & Growth Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

Monumental Global Funding
1.141%, 01/29/04 [FRN](b)(c)	$739	$741,016
Silver Tower U.S. Funding
1.13%, 02/02/04(b)	2,985	2,976,795
Tannehill Capital Co.
1.10%, 01/08/04(b)	1,501	1,496,578
1.11%, 01/13/04(b)	1,945	1,941,894

		48,601,058

Corporate Obligations — 11.4%
American Express Centurian
1.131%, 01/29/04 [FRN](b)(c)	230	229,652
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	412	412,005
Canadian Imperial Bank of Commerce
1.111%, 01/29/04 [FRN](b)(c)	234	234,328
General Electric Capital Corp.
1.13%, 01/02/04 [FRN](b)(c)	6,552	6,558,672
Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)	198	197,764
Merrill Lynch & Co., Inc.
1.13%, 01/02/04 [FRN](b)(c)	299	299,166
1.13%, 01/02/04 [FRN](b)(c)	2,091	2,091,017
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	840	840,030
1.08%, 01/02/04 [FRN](b)(c)	6,342	6,341,807
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	6,513	6,513,377
1.10%, 01/02/04 [FRN](b)(c)	3,545	3,544,032
Societe Generale
1.08%, 01/02/04 [FRN](b)(c)	6,190	6,188,937
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	33	33,305
1.111%, 01/23/04 [FRN](b)(c)	354	353,956
1.111%, 01/29/04 [FRN](b)(c)	906	906,023

		34,744,071

	Shares	Value
Non-Registered Investment Company — 4.6%
BlackRock Institutional Money Market Trust(b)(j)	14,139,086	$14,139,086

	Par (000)
Repurchase Agreement — 0.4%
Merrill Lynch & Co., Inc. 1.00%, dated 12/31/03, to be repurchased on 1/02/04, repurchase price $1,246,595 (Collateralized by Federal Home Loan Mortgage Corp. 5.5% maturing 12/01/33, Federal National Mortgage Assoc. 4.0% - 6.0% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $1,529,434 market value including accrued interest $1,283,945)(b)	$1,247	$1,246,526

Time Deposits — 2.1%
Chase Manhattan Bank
0.875%, 01/02/04(b)	4,340	4,340,252
UBS Bank
0.938%, 01/12/04(b)	1,975	1,975,313

		6,315,565

U.S. Government Agency Obligation — 1.8%
Federal Home Loan Bank
0.70%, 01/02/04(n)	5,500	5,499,893

Total Short-Term Investments
(Cost $111,091,813)		111,091,813

Total Investments — 134.6%
(Cost $377,513,879; Note 5)		411,773,164
Liabilities in Excess of Other Assets(m) — (34.6%)		(105,962,814)

Net Assets — 100.0%		$305,810,350

The following abbreviations are used in portfolio descriptions:

CVT	Convertible Security
FRN	Floating Rate Note
REIT	Real Estate Investment Trust

AST American Century Income & Growth Portfolio

Schedule of Investments

December 31, 2003

symbol	description

*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $101,700,129; cash collateral $105,591,921 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security not available to non-institutional buyers.

(m)	Cash of $160,000 has been segregated with the custodian to cover requirements for the following open futures contracts at December 31, 2003:

Description	Expiration Month	Number of Contracts	Contracts at Trade Date Value	Contracts at Current Value	Unrealized Appreciation

Long Positions:
S&P 500	03/04	10	$2,709,375	$2,776,500	$67,125

(n)	Rates shown are the effective yields at purchase date.

See Notes to Financial Statements.

AST Alliance Growth and Income Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 94.6%
COMMON STOCK
Aerospace — 1.6%
Northrop Grumman Corp.(a)	150,000	$14,340,000
United Technologies Corp.	150,000	14,215,500

		28,555,500

Beverages — 1.6%
Anheuser-Busch Companies, Inc.	550,000	28,974,000

Broadcasting — 1.9%
Clear Channel Communications, Inc.	375,000	17,561,250
Westwood One, Inc.*	510,000	17,447,100

		35,008,350

Building Materials — 1.0%
American Standard Companies, Inc.*	175,000	17,622,500

Business Services — 1.7%
First Data Corp.(a)	750,000	30,817,500

Cable Television — 2.8%
Comcast Corp. (Class “A” Stock)*	1,040,000	34,184,800
Comcast Corp. (Special Class “A” Stock)*(a)	555,000	17,360,400

		51,545,200

Chemicals — 0.1%
Ashland, Inc.	60,000	2,643,600

Computer Hardware — 0.4%
Hewlett-Packard Co.	350,000	8,039,500

Computer Services & Software — 1.9%
Microsoft Corp.	1,250,000	34,425,000

Conglomerates — 3.0%
Altria Group, Inc.(a)	750,000	40,815,000
Johnson Controls, Inc.	125,000	14,515,000

		55,330,000

Consumer Products & Services — 6.4%
Avon Products, Inc.	300,000	20,247,000
Colgate-Palmolive Co.	515,000	25,775,750
International Flavors & Fragrances, Inc.	142,300	4,969,116
Johnson & Johnson	325,000	16,789,500
Loews Corp. - Carolina Group	700,000	17,668,000
Procter & Gamble Co.	320,000	31,961,600

		117,410,966

Entertainment & Leisure — 6.3%
Carnival Corp.(a)	225,000	8,939,250
Harley-Davidson, Inc.(a)	600,000	28,518,000
Royal Caribbean Cruises Ltd.(a)	100,000	3,479,000
Time Warner, Inc.*(a)	1,000,000	17,990,000
Viacom, Inc. (Class “B” Stock)	1,275,000	56,584,500

		115,510,750

	Shares	Value

Financial - Bank & Trust — 6.9%
Bank of America Corp.(a)	750,000	$60,322,500
Bank One Corp.	1,350,000	61,546,500
Commerce Bancorp, Inc.(a)	100,000	5,268,000

		127,137,000

Financial Services — 12.5%
Citigroup, Inc.(a)	1,650,000	80,091,000
Fannie Mae	425,000	31,900,500
J.P. Morgan Chase & Co.	1,400,000	51,422,000
MBNA Corp.	1,075,000	26,713,750
Merrill Lynch & Co., Inc.	215,000	12,609,750
Morgan Stanley Dean Witter & Co.	470,000	27,198,900

		229,935,900

Food — 0.7%
Dean Foods Co.*	400,000	13,148,000

Healthcare Services — 6.8%
Anthem, Inc.*(a)	400,000	30,000,000
HCA, Inc.(a)	750,000	32,220,000
Health Management Associates, Inc. (Class “A” Stock)(a)	432,400	10,377,600
Tenet Healthcare Corp.*	1,000,000	16,050,000
WellPoint Health Networks, Inc.*	375,000	36,371,250

		125,018,850

Insurance — 7.9%
ACE Ltd.	750,000	31,065,000
Allstate Corp. (The)	500,000	21,510,000
American International Group, Inc.	1,100,000	72,908,000
Axis Capital Holdings Ltd.*	123,300	3,610,224
MetLife, Inc.	450,000	15,151,500

		144,244,724

Internet Services — 0.3%
Juniper Networks, Inc.*(a)	300,000	5,604,000

Medical Supplies & Equipment — 1.1%
Alcon, Inc. (Switzerland)	185,000	11,199,900
Applera Corp. - Applied Biosystems Group(a)	457,200	9,468,612

		20,668,512

Metals & Mining — 0.4%
Alcoa, Inc.(a)	175,000	6,650,000

Oil & Gas — 10.9%
Baker Hughes, Inc.	408,300	13,130,928
BP PLC [ADR]	600,000	29,610,000
ConocoPhillips	665,000	43,604,050
Devon Energy Corp.(a)	250,000	14,315,000
Exxon Mobil Corp.	400,000	16,400,000
Kerr-McGee Corp.	600,000	27,894,000
Nabors Industries Ltd.*(a)	400,000	16,600,000
Noble Corp.*	297,400	10,640,972
Noble Energy, Inc.	175,000	7,775,250

AST Alliance Growth and Income Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Occidental Petroleum Corp.	300,000	$12,672,000
Weatherford International Ltd.*	221,600	7,977,600

		200,619,800

Pharmaceuticals — 5.8%
Cephalon, Inc.*(a)	100,000	4,841,000
MedImmune, Inc.*(a)	575,000	14,605,000
Pfizer, Inc.	1,500,000	52,995,000
Wyeth	800,000	33,960,000

		106,401,000

Railroads — 5.3%
Burlington Northern Santa Fe Corp.	1,050,000	33,967,500
Union Pacific Corp.	920,000	63,921,600

		97,889,100

Retail & Merchandising — 1.2%
Home Depot, Inc.	600,000	21,294,000

Telecommunications — 4.2%
BellSouth Corp.	550,000	15,565,000
SBC Communications, Inc.	600,000	15,642,000
Sprint Corp.(a)	1,000,000	16,420,000
Verizon Communications, Inc.	850,000	29,818,000

		77,445,000

Utilities — 1.9%
Edison International Co.	74,100	1,625,013
Entergy Corp.	250,000	14,282,500
Exelon Corp.	75,000	4,977,000
PPL Corp.(a)	325,000	14,218,750

		35,103,263

Total Long-Term Investments
(Cost $1,530,986,908)		1,737,042,015

	Par (000)
SHORT-TERM INVESTMENTS — 20.3%
Certificates of Deposit — 1.3%
Svenska Handelsbank, Inc.
1.39%, 10/27/04(b)	$3,721	3,720,353
Westdeutsche Landesbank
1.50%, 01/10/04(b)	20,394	20,388,442

		24,108,795

Commercial Paper — 3.0%
Amsterdam Funding Corp.
1.10%, 01/05/04(b)	3,386	3,382,960
Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)	1,132	1,130,803
Concord Minutemen Capital Co.
1.11%, 01/12/04(b)	6,170	6,158,990
Crown Point Capital Co.
1.11%, 01/16/04(b)	67	66,935

	Par (000)	Value

Fairway Finance Corp.
1.10%, 01/12/04(b)	$1,296	$1,292,196
General Electric Capital Corp.
1.11%, 02/05/04(b)	62	61,489
Lexington Parker Capital Co.
1.10%, 01/12/04(b)	3,930	3,922,090
Monumental Global Funding
1.141%, 01/29/04 [FRN](b)(c)	1,173	1,176,153
Silver Tower U.S. Funding
1.13%, 02/02/04(b)	4,952	4,937,922
Tannehill Capital Co.
1.10%, 01/08/04(b)	32,950	32,859,670

		54,989,208

Corporate Obligations — 6.8%
American Express Centurian
1.118%, 01/22/04 [FRN](b)(c)	22,263	22,263,349
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	18,940	18,939,736
General Electric Capital Corp.
1.13%, 01/02/04 [FRN](b)(c)	1,815	1,817,200
Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)	7,291	7,290,637
Merrill Lynch & Co., Inc.
1.13%, 01/02/04(b)	1,714	1,714,493
1.13%, 01/02/04 [FRN](b)(c)	2,974	2,974,322
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	10,012	10,012,289
1.08%, 01/02/04 [FRN](b)(c)	13,285	13,285,581
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	8,988	8,987,626
1.10%, 01/13/04 [FRN](b)(c)	13,266	13,262,362
Societe Generale
1.08%, 01/02/04 [FRN](b)(c)	11,877	11,874,154
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	3,204	3,203,326
1.111%, 01/29/04 [FRN](b)(c)	8,980	8,977,792

		124,602,867

	Shares
Non-Registered Investment Company — 3.2%
BlackRock Institutional Money Market Trust(b)(j)	59,511,605	59,511,605

Registered Investment Companies — 4.9%
BlackRock Provident Institutional Funds TempCash Portfolio	44,896,925	44,896,925
BlackRock Provident Institutional Funds TempFund Portfolio	44,896,925	44,896,925

		89,793,850

AST Alliance Growth and Income Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

Repurchase Agreement — 0.4%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $7,144,116 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $8,765,036, market value including accrued interest $7,358,165)(b)	$7,144	$7,143,720

	Par (000)	Value

Time Deposits — 0.7%
Chase Manhattan Bank
0.875%, 01/02/04(b)	$10,565	$10,565,405
UBS Bank
0.938%, 01/02/04(b)	2,424	2,424,026

		12,989,431

Total Short-Term Investments
(Cost $373,139,476)		373,139,476

Total Investments — 114.9%
(Cost $1,904,126,384; Note 5)		2,110,181,491
Liabilities in Excess of Other Assets — (14.9%)		(273,652,267)

Net Assets — 100.0%		$1,836,529,224

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
FRN	Floating Rate Note

symbol	description
*	Non-income producing security.

(a)	Portions of securities on loan with an aggregate market value of $275,666,382; cash collateral $283,345,627 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.

See Notes to Financial Statements.

AST MFS Growth with Income Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 97.3%
COMMON STOCK
Aerospace — 0.7%
Lockheed Martin Corp.(a)	13,040	$670,256
United Technologies Corp.	1,500	142,155

		812,411

Airlines — 0.2%
Southwest Airlines Co.	13,300	214,662

Automobile Manufacturers — 1.0%
Bayerische Motoren Werke AG (Germany)	15,260	707,373
Porsche AG (Germany)	611	362,623

		1,069,996

Automotive Parts — 0.2%
Magna International, Inc. (Class “A” Stock)	3,030	242,552

Beverages — 1.8%
Anheuser-Busch Companies, Inc.	9,300	489,924
PepsiCo, Inc.	32,346	1,507,971

		1,997,895

Broadcasting — 1.2%
Clear Channel Communications, Inc.	27,630	1,293,913

Building Materials — 0.3%
American Standard Companies, Inc.*	3,020	304,114

Business Services — 0.8%
Accenture Ltd. (Class “A” Stock)*(a)	18,800	494,816
ARAMARK Corp. (Class “B” Stock)	14,040	384,977

		879,793

Cable Television — 1.4%
Comcast Corp. (Class “A” Stock)*	37,603	1,236,011
EchoStar Communications Corp. (Class “A” Stock)*	8,850	300,900

		1,536,911

Chemicals — 2.7%
Air Products & Chemicals, Inc.	8,110	428,451
Dow Chemical Co.	15,700	652,649
Monsanto Co.	1,600	46,048
PPG Industries, Inc.(a)	11,310	724,066
Praxair, Inc.	29,080	1,110,857

		2,962,071

Computer Hardware — 3.4%
Dell, Inc.*	6,800	230,928
Hewlett-Packard Co.	47,261	1,085,585
International Business Machines Corp.	25,400	2,354,072

		3,670,585

Computer Services & Software — 6.7%
Amdocs Ltd.*	6,800	152,864

	Shares	Value

Cisco Systems, Inc.*	114,770	$2,787,763
Microsoft Corp.	149,200	4,108,968
Veritas Software Corp.*(a)	7,170	266,437

		7,316,032

Conglomerates — 3.0%
Altria Group, Inc.(a)	38,100	2,073,402
Tyco International Ltd.(a)	47,270	1,252,655

		3,326,057

Consumer Products & Services — 6.3%
Colgate-Palmolive Co.	7,800	390,390
Johnson & Johnson	51,450	2,657,907
Kimberly-Clark Corp.	9,090	537,128
Newell Rubbermaid, Inc.(a)	30,200	687,654
Procter & Gamble Co.	18,420	1,839,790
Reckitt Benckiser PLC (United Kingdom)	32,910	744,674

		6,857,543

Electronic Components & Equipment — 3.9%
Emerson Electric Co.(a)	8,800	569,800
General Electric Co.	103,180	3,196,516
Rockwell Automation, Inc.	7,610	270,916
STMicroelectronics NV NY Reg.	9,080	245,251

		4,282,483

Entertainment & Leisure — 3.6%
Disney (Walt) Co.	12,800	298,624
Harley-Davidson, Inc.(a)	4,100	194,873
Time Warner, Inc.*(a)	76,780	1,381,272
Viacom, Inc. (Class “B” Stock)	47,064	2,088,701

		3,963,470

Financial - Bank & Trust — 7.4%
Bank of America Corp.(a)	22,890	1,841,043
Bank of New York Co., Inc.(a)	8,500	281,520
Bank One Corp.	17,670	805,575
Golden West Financial Corp.	5,000	515,950
State Street Corp.	7,000	364,560
SunTrust Banks, Inc.	6,310	451,165
U.S. Bancorp	35,210	1,048,554
Wells Fargo & Co.	45,180	2,660,649

		7,969,016

Financial Services — 9.4%
American Express Co.	20,300	979,069
Citigroup, Inc.(a)	76,880	3,731,754
Fannie Mae	30,440	2,284,826
Goldman Sachs Group, Inc.(a)	3,470	342,593
Lehman Brothers Holdings, Inc.(a)	5,810	448,648
MBNA Corp.	16,730	415,741
Mellon Financial Corp.	11,830	379,861
Merrill Lynch & Co., Inc.	27,910	1,636,922

		10,219,414

AST MFS Growth with Income Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Food — 0.4%
Archer-Daniels-Midland Co.	15,640	$238,041
Safeway, Inc.*	9,700	212,527

		450,568

Healthcare Services — 1.1%
HCA, Inc.(a)	3,900	167,544
Tenet Healthcare Corp.*	64,430	1,034,102

		1,201,646

Hotels & Motels — 0.2%
Starwood Hotels & Resorts Worldwide, Inc.	5,400	194,238

Industrial Products — 0.7%
Grainger (W.W.), Inc.(a)	8,100	383,859
Illinois Tool Works, Inc.(a)	5,170	433,815

		817,674

Insurance — 3.2%
American International Group, Inc.	18,025	1,194,696
Chubb Corp.(a)	9,270	631,287
Hartford Financial Services Group, Inc. (The)	6,330	373,660
Marsh & McLennan Companies, Inc.	7,890	377,852
MetLife, Inc.	11,600	390,572
Travelers Property Casualty Corp. (Class “A” Stock)	1	17
XL Capital Ltd. (Class “A” Stock)(a)	7,310	566,891

		3,534,975

Internet Services — 0.1%
InterActiveCorp.*(a)	4,760	161,507

Machinery & Equipment — 0.7%
Danaher Corp.(a)	3,000	275,250
Eaton Corp.	4,100	442,718

		717,968

Medical Supplies & Equipment — 4.4%
Abbott Laboratories	18,920	881,672
AmerisourceBergen Corp.	19,390	1,088,749
Applera Corp. - Applied Biosystems Group(a)	3,200	66,272
Bard (C.R.), Inc.	3,170	257,563
Baxter International, Inc.	26,270	801,760
Genzyme Corp.*(a)	10,300	508,202
Guidant Corp.	19,630	1,181,725

		4,785,943

Metals & Mining — 0.3%
BHP Billiton PLC (United Kingdom)	34,200	298,770

Office Equipment — 0.4%
Xerox Corp.*	32,800	452,640

Oil & Gas — 6.6%
BP PLC [ADR]	4,489	221,532
Encana Corp.	4,050	159,732

	Shares	Value

Encana Corp. (Canada)	8,140	$321,254
Exxon Mobil Corp.	72,554	2,974,714
Halliburton Co.(a)	26,450	687,700
Noble Corp.*	8,140	291,249
Schlumberger Ltd.(a)	15,260	835,027
Total SA [ADR]	6,100	564,311
Transocean, Inc.	12,910	309,969
Unocal Corp.	24,400	898,652

		7,264,140

Pharmaceuticals — 6.9%
AstraZeneca Group PLC (United Kingdom)	14,190	680,783
Cardinal Health, Inc.	5,400	330,264
Gilead Sciences, Inc.*(a)	8,600	500,004
Novartis AG (Switzerland)	30,350	1,377,927
Pfizer, Inc.	35,692	1,260,998
Roche Holding AG (Switzerland)	8,450	852,345
Sanofi-Synthelabo SA (France)	5	377
Schering-Plough Corp.	54,340	944,973
Wyeth	36,840	1,563,857

		7,511,528

Printing & Publishing — 1.7%
Gannett Co., Inc.	5,050	450,258
New York Times Co. (Class “A” Stock)	28,670	1,370,139

		1,820,397

Railroads — 1.5%
Canadian National Railway Co. (Canada)	11,002	696,207
Union Pacific Corp.	14,130	981,752

		1,677,959

Restaurants — 0.3%
McDonald’s Corp.	13,940	346,130

Retail & Merchandising — 6.0%
CVS Corp.	16,310	589,117
Home Depot, Inc.	42,290	1,500,872
Kohl’s Corp.*(a)	13,660	613,880
May Department Stores Co. (The)	19,900	578,493
Target Corp.	28,400	1,090,560
TJX Companies, Inc.(a)	38,650	852,233
Wal-Mart Stores, Inc.	26,090	1,384,075

		6,609,230

Semiconductors — 2.4%
Analog Devices, Inc.	18,270	834,026
Intel Corp.	45,640	1,469,608
Texas Instruments, Inc.	10,600	311,428

		2,615,062

Telecommunications — 2.7%
AT&T Wireless Services, Inc.*(a)	60,200	480,998
KPN NV (Netherlands)*	25,200	194,531
Nokia Corp. (Class “A” Stock) [ADR](a)	13,280	225,760

AST MFS Growth with Income Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

SBC Communications, Inc.	24,500	$638,715
Sprint Corp. (PCS Group)*(a)	46,520	261,442
Verizon Communications, Inc.	32,020	1,123,262

		2,924,708

Transportation — 1.3%
FedEx Corp.(a)	11,790	795,825
United Parcel Service, Inc. (Class “B” Stock)(a)	9,020	672,441

		1,468,266

Utilities — 2.4%
Dominion Resources, Inc.	14,830	946,599
Entergy Corp.	2,100	119,973
Exelon Corp.	14,860	986,110
FirstEnergy Corp.	7,500	264,000
PPL Corp.(a)	6,100	266,875

		2,583,557

Total Long-Term Investments
(Cost $95,383,806)		106,355,824

	Par (000)
SHORT-TERM INVESTMENTS — 23.5%
Commercial Paper — 4.2%
Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)	$533	532,203
Crown Point Capital Co.
1.11%, 01/16/04(b)	266	264,942
General Electric Capital Corp.
1.11%, 02/05/04(b)	782	779,842
Monumental Global Funding
1.141%, 01/29/04 [FRN](b)(c)	276	276,494
Silver Tower U.S. Funding
1.13%, 02/02/04(b)	552	549,960
Tannehill Capital Co.
1.10%, 01/08/04(b)	1,654	1,649,439
1.11%, 01/13/04(b)	556	555,409

		4,608,289

Corporate Obligations — 9.6%
American Express Centurian
1.118%, 01/22/04 [FRN](b)(c)	474	473,668
General Electric Capital Corp.
1.13%, 01/02/04 [FRN](b)(c)	53	53,373
Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)	301	300,601
Merrill Lynch & Co., Inc.
1.13%, 01/02/04(b)	75	75,073
1.13%, 01/02/04 [FRN](b)(c)	2,558	2,558,383
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	2,711	2,710,882
1.03%, 01/02/04 [FRN](b)(c)	1,635	1,634,961
1.08%, 01/02/04 [FRN](b)(c)	161	160,873

	Par (000)	Value

Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	$257	$256,711
1.10%, 01/02/04 [FRN](b)(c)	1,734	1,733,475
Societe Generale 1.08%, 01/02/04 [FRN](b)(c)	497	496,802

		10,454,802

	Shares
Non-Registered Investment Company — 2.2%
BlackRock Institutional Money Market Trust(b)(j)	2,437,939	2,437,939

Registered Investment Companies
BlackRock Provident Institutional Funds TempCash Portfolio	116	116
BlackRock Provident Institutional Funds TempFund Portfolio	116	116

		232

	Par (000)
Repurchase Agreement — 0.3%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $312,821 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $383,797, market value including accrued interest $322,194)(b)	$313	312,804

Time Deposits — 0.9%
Chase Manhatten Bank 0.875%, 01/02/04(b)	663	663,205
UBS Bank 0.938%, 01/02/04(b)	337	337,022

		1,000,227

U.S. Government Agency Obligation — 6.3%
Federal Home Loan Banks Zero coupon, 01/02/04	6,863	6,862,857

Total Short-Term Investments
(Cost $25,677,150)		25,677,150

Total Investments — 120.8%
(Cost $121,060,956; Note 5)		132,032,974
Liabilities in Excess of Other Assets — (20.8%)		(22,694,075)

Net Assets — 100.0%		$109,338,899

AST MFS Growth with Income Portfolio

Schedule of Investments

December 31, 2003

Foreign currency exchange contracts outstanding at December 31, 2003:

Settlement Month	Purchase Contracts	Contracts to Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation

01/04	Buy CND	36,400	$28,148	$28,168	$20
01/04	Buy CHF	161,143	129,759	130,295	536
01/04	Buy GBP	62,511	111,158	111,905	747

			$269,065	$270,368	$1,303

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
CHF	Swiss Franc
CND	Canadian Dollar
FRN	Floating Rate Note
GBP	British Pound

symbol	description
*	Non-income producing security.

(a)	Portion of securities on loan with an aggregate market value of $18,213,225; cash collateral $18,814,061 was received with which the portfolio purchased securities.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(j)	Security available to institutional investors only.

See Notes to Financial Statements.

AST INVESCO Capital Income Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 99.4%
COMMON STOCK — 88.5%
Aerospace — 1.0%
United Technologies Corp.	69,700	$6,605,469

Beverages — 1.8%
PepsiCo, Inc.	253,000	11,794,860

Building Materials — 1.7%
Masco Corp.(a)	395,400	10,837,914

Chemicals — 6.4%
Air Products & Chemicals, Inc.	160,600	8,484,498
DuPont (E.I.) de Nemours & Co.	167,000	7,663,630
Eastman Chemical Co.(a)	158,900	6,281,317
PPG Industries, Inc.(a)	95,700	6,126,714
Praxair, Inc.	317,800	12,139,960

		40,696,119

Computer Hardware — 1.8%
Dell, Inc.*	332,500	11,291,700

Computer Services & Software — 8.0%
Cisco Systems, Inc.*	823,900	20,012,531
EMC Corp.*(a)	230,300	2,975,476
Microsoft Corp.	775,200	21,349,008
Oracle Corp.*	535,200	7,064,640

		51,401,655

Conglomerates — 1.4%
Honeywell International, Inc.	274,100	9,163,163

Consumer Products & Services — 3.9%
Johnson & Johnson	313,000	16,169,580
Procter & Gamble Co.	86,000	8,589,680

		24,759,260

Electronic Components & Equipment — 5.6%
Emerson Electric Co.(a)	90,800	5,879,300
General Electric Co.	652,000	20,198,960
Jabil Circuit, Inc.*	345,400	9,774,820

		35,853,080

Entertainment & Leisure — 0.7%
Viacom, Inc. (Class “B” Stock)	105,400	4,677,652

Financial - Bank & Trust — 4.6%
Bank of America Corp.	152,500	12,265,575
Bank of New York Co., Inc.	257,900	8,541,648
State Street Corp.	167,000	8,697,360

		29,504,583

Financial Services — 12.1%
Citigroup, Inc.(a)	402,200	19,522,789
Fannie Mae	251,400	18,870,084
Freddie Mac	129,700	7,564,104
Goldman Sachs Group, Inc.(a)	131,400	12,973,122
MBNA Corp.	357,100	8,873,935

	Shares	Value

Morgan Stanley Dean Witter & Co.	176,800	$10,231,416

		78,035,450

Industrial Products — 2.3%
Ingersoll-Rand Co.*	214,100	14,533,108

Insurance — 6.5%
Allstate Corp. (The)	129,700	5,579,694
American International Group, Inc.	189,800	12,579,944
MGIC Investment Corp.	50,300	2,864,082
PMI Group, Inc. (The)	238,400	8,875,632
Radian Group, Inc.	235,200	11,466,000

		41,365,352

Internet Services — 0.6%
eBay, Inc.*(a)	56,700	3,662,253

Machinery & Equipment — 2.4%
Deere & Co.	100,600	6,544,030
Eaton Corp.	81,130	8,760,417

		15,304,447

Medical Supplies & Equipment — 1.7%
Medtronic, Inc.	227,100	11,039,331

Metals & Mining — 1.5%
Phelps Dodge Corp.*(a)	123,300	9,381,897

Oil & Gas — 2.6%
Exxon Mobil Corp.	402,200	16,490,200

Paper & Forest Products — 2.6%
International Paper Co.	225,400	9,716,994
Weyerhaeuser Co.	110,300	7,059,200

		16,776,194

Pharmaceuticals — 5.3%
Pfizer, Inc.	664,920	23,491,624
Wyeth	240,000	10,188,000

		33,679,624

Retail & Merchandising — 8.0%
Bed Bath & Beyond, Inc.*	90,800	3,936,180
Home Depot, Inc.	210,800	7,481,292
Target Corp.	262,700	10,087,680
Wal-Mart Stores, Inc.	313,000	16,604,650
Walgreen Co.(a)	364,900	13,275,062

		51,384,864

Semiconductors — 4.5%
Altera Corp.*	314,600	7,141,420
Intel Corp.	525,500	16,921,100
Maxim Integrated Products, Inc.	100,600	5,009,880

		29,072,400

Telecommunications — 1.5%
Qualcomm, Inc.	175,200	9,448,536

Total Common Stock
(Cost $522,262,848)		566,759,111

AST INVESCO Capital Income Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.9%
Federal Home Loan Mortgage Corp.
4.00%, 12/15/11		$2,000	$2,048,533
4.25%, 06/15/05		8,000	8,306,936
6.25%, 07/15/32		1,500	1,636,925

			11,992,394

Federal National Mortgage Assoc.
4.465%, 12/01/33		370	375,666
4.619%, 12/01/03		885	904,067
4.783%, 11/25/33		255	262,411
5.19%, 11/01/33		390	401,554
5.50%, 09/01/33		10,486	10,630,694
7.00%, 07/15/05		12,300	13,292,818

			25,867,210

Total U.S. Government Agency Obligations
(Cost $37,683,613)			37,859,604

CORPORATE OBLIGATIONS — 3.7%
Automobile Manufacturers — 0.1%
Ford Motor Co., Notes
7.45%, 07/16/31	Baa1	405	410,461
General Motors Corp., Debs.
8.25%, 07/15/23	Baa1	140	159,365
Sr. Notes
7.125%, 07/15/13(a)	Baa1	215	233,094

			802,920

Broadcasting
Clear Channel Communications, Notes
3.125%, 02/01/07	Baa3	110	110,367

Cable Television — 0.2%
Comcast Cable Communications, Inc., Sr. Notes
6.75%, 01/30/11	Baa3	1,230	1,371,241

Financial Services — 1.5%
CIT Group, Inc., Sr. Notes
5.75%, 09/25/07	A2	525	566,948
General Motors Acceptance Corp., Notes
6.875%, 09/15/11	A3	585	631,066
Goldman Sachs Group, Inc., Notes
4.75%, 07/15/13	Aa3	1,200	1,171,695
Household Finance Co., Notes
6.75%, 05/15/11	A1	1,000	1,127,399
J.P. Morgan Chase & Co., Sub. Notes
6.75%, 02/01/11	A2	1,000	1,129,198

	Moody’s Rating (Unaudited)	Par (000)	Value

Lehman Brothers Holdings, Notes
3.50%, 08/07/08	A1	$1,000	$994,793
MBNA Corp., Notes
6.125%, 03/01/13	Baa2	600	645,395
Morgan Stanley, Notes
5.30%, 03/01/13	Aa3	1,000	1,023,349
Pemex Project Funding Master Trust, Gtd. Notes
8.00%, 11/15/11	Baa1	425	477,063
PNC Funding Corp., Bonds
5.25%, 11/15/15	A3	600	595,892
Washington Mutual, Inc., Notes
4.00%, 01/15/09	A3	665	666,907
6.875%, 06/15/11	A3	800	908,521

			9,938,226

Food — 0.1%
Kraft Foods, Inc., Notes
5.25%, 10/01/13	A3	520	525,680

Oil & Gas — 0.1%
Duke Energy Field Services Corp., Notes
8.125%, 08/16/30	Baa2	450	551,771

Paper & Forest Products — 0.2%
Weyerhaeuser Co., Notes
6.75%, 03/15/12	Baa2	970	1,059,892

Real Estate — 0.2%
Simon Property Group L.P., Notes
6.35%, 08/28/12	Baa2	1,000	1,088,491

Restaurants — 0.1%
Tricon Global Restaurants, Inc., Sr. Notes
8.875%, 04/15/11	Ba1	270	328,725

Telecommunications — 0.4%
Deutsche Telekom International Finance BV, Gtd. Notes (Netherlands)
8.75%, 06/15/30(l)	Baa3	700	897,394
France Telecom SA, Notes (France)
9.75%, 03/01/31(l)	Baa3	75	99,993
Sprint Capital Corp., Gtd. Notes
8.75%, 03/15/32	Baa3	800	948,410
Telecom Italia Capital, Gtd. Notes (Italy)
5.25%, 11/15/13 144A(l)	Baa2	930	933,987

			2,879,784

AST INVESCO Capital Income Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Utilities — 0.8%
Columbus Southern Power Series C, Sr. Notes
5.50%, 03/01/13	A3	$1,000	$1,037,409
Jersey Central Power & Light Co., 1st Mortgage
7.98%, 02/16/23	A2	1,500	1,558,411
Penn Power Co., 1st Mortgage
8.50%, 07/15/22	Baa1	1,000	1,040,318
PPL Energy Supply LLC, Sr. Notes
6.40%, 11/01/11	Baa2	215	235,240
PSE&G Power Co., Gtd. Notes
7.75%, 04/15/11	Baa1	850	1,002,924

			4,874,302

Total Corporate Obligations
(Cost $22,932,111)			23,531,399

ASSET BACKED SECURITIES — 0.4%
Accredited Mortgage Loan Trust Series 2003-3 Class A3
1.50%, 11/25/03	Aaa	796	797,552
Chase Funding Mortgage Loan Trust Series 2003-6 Class 2A2
1.41%, 11/25/03	Aaa	800	803,327
Citifinancial Mortgage Securities, Inc. Series 2003-4 Class AV1
1.42%, 11/25/03	Aaa	793	792,558
Vanerbilt Mortgage Finance Series 2002-B Class A4
5.84%, 12/01/03	Aaa	225	220,620

(Cost $2,615,328)			2,614,057

U.S. TREASURY OBLIGATION — 0.4%
U.S. Treasury Notes
6.00%, 02/15/26
(Cost $2,198,765)		2,025	2,246,247

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
MLCC Mortgage Investors, Inc. Series 2003-G Class A1
1.49%, 01/25/29	Aaa	798	797,546
Structured Asset Securities Corp. Series 2004-1AC Class A1
1.00%, 01/25/34	Aaa	620	637,534

(Cost $1,434,015)			1,435,080

	Moody’s Rating (Unaudited)	Par (000)	Value

SOVEREIGN ISSUE — 0.2%
Mexico
United Mexican States
7.50%, 01/14/12
(Cost $983,973)	Baa2	$900	$1,017,450

CONVERTIBLE BOND — 0.1%
Ford Motor Credit Corp.
7.25%, 10/25/11(a)
(Cost $456,690)	A3	465	505,079

Total Long-Term Investments
(Cost $590,567,343)			635,968,027

SHORT-TERM INVESTMENTS — 5.3%
Commercial Paper — 0.9%
Concord Minutemen Capital Co.
1.10%, 02/10/04(b)		517	515,683
General Electric Capital Corp.
1.11%, 02/05/04(b)		165	164,780
Tannehill Capital Co.
1.10%, 01/08/04(b)		4,778	4,764,816

			5,445,279

Corporate Obligations — 1.8%
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)		4,509	4,509,414
Canadian Imperial Bank of Commerce
1.111%, 01/29/04 [FRN](b)(c)		1,893	1,892,694
Merrill Lynch & Co., Inc.
1.13%, 01/02/04 [FRN](b)(c)		4,426	4,425,561
1.13%, 01/02/04(b)		15	14,939
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)		687	686,947
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)		504	503,584

			12,033,139

AST INVESCO Capital Income Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Non-Registered Investment Company — 1.8%
BlackRock Institutional Money Market Trust(b)(j)	11,399,535	$11,399,535

Registered Investment Company — 0.7%
BlackRock Provident Institutional Funds TempCash Portfolio	4,341,417	4,341,417

	Par (000)
Repurchase Agreement
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $62,249 (Collateralized by Federal Home Loan Mortgage Corp. 5.5% maturing 12/01/33, Federal National Mortgage Assoc. 4.0% - 6.0% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $76,373, market value including accrued interest $64,115)(b)	$ 62	62,246

Time Deposits — 0.1%
Chase Manhattan Bank
0.875%, 01/02/04(b)	520	519,857
UBS Bank
0.938%, 01/02/04(b)	388	388,199

		908,056

Total Short-Term Investments
(Cost $34,189,672)		34,189,672

Total Investments — 104.7%
(Cost $624,757,015; Note 5)		670,157,699
Liabilities in Excess of Other Assets — (4.7%)		(30,045,858)

Net Assets — 100.0%		$640,111,841

The following abbreviation is used in portfolio descriptions:

FRN	Floating Rate Note

symbol	description
*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $29,117,630; cash collateral $29,848,255 was received with which the portfolio purchased securities.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.
(j)	Security not available to non-institutional buyers.
(l)	US$ Denominated Foreign Bonds.

See Notes to Financial Statements.

The following abbreviation is used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

AST DeAM Global Allocation Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 99.1%
REGISTERED INVESTMENT COMPANIES
AST DeAM Bond Portfolio	9,061,593	$95,690,421
AST DeAM International Equity Portfolio*	2,768,726	30,871,298
AST DeAM Large-Cap Growth Portfolio*	6,182,877	63,250,829
AST DeAM Large-Cap Value Portfolio	6,340,454	62,453,467

	Shares	Value
AST DeAM Small-Cap Growth Portfolio*	661,575	$5,047,813
AST DeAM Small-Cap Value Portfolio	461,174	5,119,033

Total Investments — 99.1%
(Cost $248,066,031; Note 5)		262,432,861
Other Assets in Excess of Liabilities — 0.9%		2,374,893

Net Assets — 100.0%		$264,807,754

symbol	description
*	Non-income producing security.

See Notes to Financial Statements.

AST American Century Strategic Balanced Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 97.4%
COMMON STOCK — 59.9%
Aerospace — 0.3%
United Defense Industries, Inc.*	22,283	$710,382

Airlines — 0.1%
Southwest Airlines Co.	14,549	234,821

Automobile Manufacturers — 1.2%
Ford Motor Co.(a)	183,292	2,932,672

Automotive Parts — 0.5%
Advance Auto Parts, Inc.*	8,092	658,688
American Axle & Manufacturing Holdings, Inc.*(a)	11,442	462,486

		1,121,174

Beverages — 0.4%
Coors (Adolph) Co. (Class “B” Stock)	4,007	224,793
PepsiAmericas, Inc.	5,509	94,314
PepsiCo, Inc.	12,651	589,789

		908,896

Broadcasting — 0.4%
Fox Entertainment Group, Inc. (Class “A” Stock)*	33,213	968,159

Building Materials — 0.4%
Sherwin-Williams Co. (The)	24,052	835,566

Business Services — 0.6%
Convergys Corp.*	34,730	606,386
Viad Corp.	31,790	794,750

		1,401,136

Chemicals — 1.1%
Engelhard Corp.	7,361	220,462
Monsanto Co.	46,145	1,328,053
Sigma-Aldrich Corp.(a)	18,069	1,033,185

		2,581,700

Computer Hardware — 1.8%
Dell, Inc.*	19,310	655,768
Hewlett-Packard Co.	25,783	592,236
International Business Machines Corp.	27,434	2,542,582
Western Digital Corp.*	46,148	544,085

		4,334,671

Computer Services & Software — 3.1%
Cisco Systems, Inc.*	82,564	2,005,480
Computer Sciences Corp.*	8,356	369,586
Microsoft Corp.	172,936	4,762,657
Oracle Corp.*	10,149	133,967

		7,271,690

Conglomerates — 1.4%
Altria Group, Inc.(a)	27,474	1,495,134
Cendant Corp.*(a)	47,173	1,050,543

	Shares	Value

Tyco International Ltd.(a)	31,389	$831,809

		3,377,486

Construction — 0.9%
KB Home	15,437	1,119,491
NVR, Inc.*(a)	2,306	1,074,596

		2,194,087

Consumer Products & Services — 4.9%
Black & Decker Corp.(a)	21,662	1,068,370
Energizer Holdings, Inc.*	12,443	467,359
Gillette Co.	56,842	2,087,807
Hasbro, Inc.	38,743	824,451
Johnson & Johnson	38,977	2,013,552
Procter & Gamble Co.	31,399	3,136,133
Rent-A-Center, Inc.*(a)	37,014	1,105,978
Reynolds (R.J.) Tobacco Holdings, Inc.	19,387	1,127,354

		11,831,004

Electronic Components & Equipment — 1.6%
Avnet, Inc.*	54,766	1,186,232
Benchmark Electronics, Inc.*	12,498	435,055
Eastman Kodak Co.(a)	32,669	838,613
General Electric Co.	20,617	638,715
Sanmina-SCI Corp.*	53,221	671,117

		3,769,732

Entertainment & Leisure — 2.3%
Disney (Walt) Co.	40,798	951,817
Regal Entertainment Group (Class “A” Stock)	22,980	471,550
Time Warner, Inc.*(a)	164,008	2,950,504
Viacom, Inc. (Class “B” Stock)	22,256	987,721

		5,361,592

Exchange Traded Funds — 0.8%
iShares GS $ InvesTop Corporate Bond Fund	17,500	1,934,975

Financial - Bank & Trust — 3.9%
Bank of America Corp.(a)	49,123	3,950,963
PNC Financial Services Group	5,015	274,471
UnionBanCal Corp.	9,064	521,543
Wachovia Corp.	61,176	2,850,190
Wells Fargo & Co.	15,791	929,932
Zions Bancorporation	10,516	644,946

		9,172,045

Financial - Brokerage — 0.1%
Legg Mason, Inc.	1,795	138,538

Financial Services — 5.1%
American Express Co.	14,048	677,535
Citigroup, Inc.(a)	71,996	3,494,687

AST American Century Strategic Balanced Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Fannie Mae	13,785	$1,034,702
H&R Block, Inc.(a)	25,108	1,390,230
Lehman Brothers Holdings, Inc.	21,332	1,647,257
MBNA Corp.	73,135	1,817,405
Merrill Lynch & Co., Inc.	4,440	260,406
New Century Financial Corp.	5,019	199,104
Washington Mutual, Inc.	40,703	1,633,004

		12,154,330

Food — 1.2%
Archer-Daniels-Midland Co.	2,020	30,744
SUPERVALU, Inc.	55,803	1,595,408
Tyson Foods, Inc. (Class “A” Stock)	97,251	1,287,603

		2,913,755

Healthcare Services — 0.7%
Health Net, Inc.*(a)	45,074	1,473,920
Humana, Inc.*	12,212	279,044

		1,752,964

Industrial Products
Carlisle Companies, Inc.	1,134	69,015

Insurance — 3.6%
ACE Ltd.	1,255	51,982
Allstate Corp. (The)	1,271	54,678
American International Group, Inc.	3,804	252,129
Berkley (W.R) Corp.	35,277	1,232,931
Fidelity National Financial, Inc.	61,840	2,398,156
First American Corp.	57,196	1,702,725
Odyssey Re Holdings Corp.(a)	12,187	274,817
Principal Financial Group, Inc.	49,835	1,648,043
Protective Life Corp.	22,424	758,828

		8,374,289

Internet Services — 0.2%
EarthLink, Inc.*	23,818	238,180
United Online, Inc.*(a)	8,621	144,747

		382,927

Machinery & Equipment — 0.1%
Briggs & Stratton Corp.	2,493	168,028

Medical Supplies & Equipment — 1.7%
Abbott Laboratories	3,993	186,074
ALARIS Medical Systems, Inc.*	2,072	31,515
Amgen, Inc.*	34,914	2,157,686
Beckman Coulter, Inc.	17,035	865,889
Becton, Dickinson & Co.	117	4,813
Dade Behring Holdings, Inc.*	2,333	83,381
Guidant Corp.	10,195	613,739
IDEXX Laboratories, Inc.*	326	15,087
McKesson Corp.	501	16,112

		3,974,296

Office Equipment — 0.6%
United Stationers, Inc.*	35,044	1,434,000

	Shares	Value

Oil & Gas — 4.1%
ChevronTexaco Corp.	30,549	$2,639,128
Devon Energy Corp.	884	50,618
Exxon Mobil Corp.	42,136	1,727,576
Marathon Oil Corp.	44,901	1,485,774
Schlumberger Ltd.(a)	32,631	1,785,568
Sunoco, Inc.(a)	36,851	1,884,929

		9,573,593

Paper & Forest Products — 0.6%
Georgia-Pacific Corp.	2,470	75,755
Louisiana-Pacific Corp.*(a)	54,027	966,003
Weyerhaeuser Co.	6,137	392,768

		1,434,526

Pharmaceuticals — 3.2%
Endo Pharmaceuticals Holdings, Inc.*	38,806	747,404
King Pharmaceuticals, Inc.*	30,000	457,800
Kos Pharmaceuticals, Inc.*	1,612	69,380
Merck & Co., Inc.	8,659	400,046
Mylan Laboratories, Inc.	24,476	618,264
Pfizer, Inc.	113,693	4,016,773
Pharmaceutical Resources, Inc.*	4,405	286,986
Valeant Pharmaceuticals International(a)	16,905	425,161
Wyeth	10,061	427,089

		7,448,903

Railroads — 0.1%
Union Pacific Corp.	3,335	231,716

Real Estate — 0.1%
General Growth Properties, Inc. [REIT]	6,600	183,150

Restaurants — 0.4%
CBRL Group, Inc.	849	32,483
McDonald’s Corp.	32,168	798,731

		831,214

Retail & Merchandising — 4.2%
Barnes & Noble, Inc.*(a)	22,519	739,749
Blockbuster, Inc. (Class “A” Stock)(a)	55,629	998,541
Claire’s Stores, Inc.	14,032	264,363
Federated Department Stores, Inc.	58,894	2,775,675
Gap, Inc.(a)	48,126	1,117,005
May Department Stores Co. (The)	19,974	580,644
RadioShack Corp.(a)	21,937	673,027
Saks, Inc.*	16,068	241,663
Sears, Roebuck and Co.(a)	17,529	797,394
Staples, Inc.*	26,273	717,253
Wal-Mart Stores, Inc.	17,323	918,985

		9,824,299

Semiconductors — 2.5%
Intel Corp.	170,290	5,483,338
Texas Instruments, Inc.	17,593	516,882

		6,000,220

AST American Century Strategic Balanced Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Telecommunications — 2.9%
ALLTEL Corp.	16,513	$769,176
AT&T Corp.(a)	6,434	130,610
BellSouth Corp.	40,391	1,143,065
CenturyTel, Inc.(a)	2,911	94,957
Nextel Communications, Inc. (Class “A” Stock)*(a)	69,992	1,963,976
PanAmSat Corp.*	21,190	456,856
Scientific-Atlanta, Inc.	9,858	269,123
Sprint Corp.(a)	71,909	1,180,746
Verizon Communications, Inc.	25,111	880,894

		6,889,403

Transportation — 0.5%
FedEx Corp.(a)	1,300	87,750
United Parcel Service, Inc. (Class “B” Stock)(a)	13,493	1,005,903

		1,093,653

Utilities — 2.3%
Edison International Co.	98,700	2,164,490
Exelon Corp.	23,462	1,556,938
Great Plains Energy, Inc.	8,693	276,611
PG&E Corp.*	1,236	34,324
TXU Corp.(a)	61,173	1,451,024
UGI Corp.	1,245	42,206

		5,525,593

Total Common Stock
(Cost $122,567,002)		141,340,200

	Par (000)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.6%
Federal Home Loan Bank
1.875%, 06/15/06(a)	$3,000	2,973,704
Federal Home Loan Mortgage Corp.
5.25%, 01/15/06	2,200	2,341,315
5.50%, 12/01/33	670	678,646
6.50%, 06/01/16	532	563,281
7.00%, 06/01/14 - 08/01/29	520	555,109

		4,138,351

Federal National Mortgage Assoc.
1.51%, 07/25/17 [FRB](c)	685	686,251
3.25%, 08/15/08	300	297,930
5.50%, 02/15/06 - 08/01/33(a)	10,394	10,649,657
6.00%, 12/01/13 - 09/25/32	9,404	9,730,537
6.50%, 01/01/32 - 08/01/32	814	852,289
6.625%, 10/15/07	700	789,994

	Moody’s Rating (Unaudited)	Par (000)	Value

7.00%, 05/01/11 - 01/15/34		$2,688	$2,849,640
7.50%, 03/01/27 - 09/01/30		249	266,953

			26,123,251

Government National Mortgage Assoc.
6.00%, 04/15/28 - 05/15/28		206	214,244
6.50%, 03/15/28 - 04/15/28		169	178,909
7.00%, 12/15/27 - 05/15/31		539	575,829
7.50%, 05/15/30		151	162,347
8.00%, 03/15/27		11	11,746
8.75%, 01/15/27 - 04/15/27		28	31,222

			1,174,297

Total U.S. Government Agency Obligations
(Cost $34,010,704)			34,409,603

U.S. TREASURY OBLIGATIONS — 10.0%
U.S. Treasury Bonds
5.50%, 08/15/28		1,300	1,354,490
5.375%, 02/15/31(a)		1,255	1,309,172

			2,663,662

U.S. Treasury Notes
1.625%, 03/31/05(a)		6,300	6,323,631
2.375%, 08/15/06(a)		3,000	3,017,112
3.00%, 02/15/08(a)		4,400	4,421,828
3.375%, 11/15/08(a)		1,400	1,411,540
4.25%, 08/15/13(a)		5,850	5,859,144

			21,033,255

Total U.S. Treasury Obligations
(Cost $23,614,806)			23,696,917

CORPORATE OBLIGATIONS — 9.9%
Automobile Manufacturers — 0.3%
General Motors Corp., Notes
7.20%, 01/15/11(a)	Baa1	675	743,185

Broadcasting — 0.3%
Liberty Media Corp., Sr. Notes
2.67%, 09/17/06 [VR] (c)	Baa3	450	455,247
News America Holdings Co., Gtd. Notes
7.75%, 01/20/24	Baa3	150	176,284

			631,531

Cable Television — 0.4%
Comcast Cable Communications Corp., Notes
8.375%, 05/01/07	Baa3	350	406,142
Comcast Corp., Gtd. Notes
5.50%, 03/15/11	Baa3	200	208,254
Cox Communications, Inc., Notes
6.75%, 03/15/11	Baa2	250	283,639

			898,035

AST American Century Strategic Balanced Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Chemicals — 0.2%
Crompton Corp., Sr. Notes
8.50%, 03/15/05	Ba2	$450	$472,500

Consumer Products & Services — 0.2%
Dial Corp. (The), Sr. Notes
7.00%, 08/15/06	Baa3	400	442,931

Containers & Packaging — 0.1%
Ball Corp., Gtd. Notes
7.75%, 08/01/06	Ba3	250	270,000

Diversified — 1.4%
Lehman Brothers Targeted Return Index Securities Trust Series 10-2002, Sec’d Notes [TRAINS]
6.829%, 01/15/12 144A(cost $1,355,575; purchased 05/23/02 -08/14/02)(e)(g)	A3	1,278	1,449,214
Series L-2002, Sec’d Notes [TRAINS]
7.754%, 11/15/31 144A(cost $607,681; purchased 04/14/03)(e)(g)	Baa1	504	604,164
Morgan Stanley Traded Custody Receipts Series 2002-2, Notes [TRACERS]
7.282%, 03/01/32 144A(cost $1,183,080; purchased 03/15/02 -08/28/02)(f)(g)	Baa1	1,122	1,312,614

			3,365,992

Entertainment & Leisure — 0.3%
Disney (Walt) Co., Notes
5.50%, 12/29/06	Baa1	400	429,230
Park Place Entertainment, Inc., Sr. Sub. Notes
7.875%, 12/15/05	Ba2	300	322,125

			751,355

Environmental Services — 0.2%
Waste Management, Inc., Notes
7.00%, 10/15/06	Baa3	400	441,273

Financial - Bank & Trust — 0.6%
Bank of America Corp.,
Sub. Notes
4.75%, 08/15/13(a)	Aa3	400	393,585
Sr. Notes
4.375%, 12/01/10	Aa2	600	602,402
U.S. Bancorp, Sr. Notes
2.75%, 03/30/06	Aa3	400	405,145

			1,401,132

	Moody’s Rating (Unaudited)	Par (000)	Value

Financial - Brokerage — 0.5%
Credit Suisse First Boston, Inc., Notes
1.45%, 06/19/06 [FRN](c)	Aa3	$300	$300,713
Goldman Sachs Group, Inc., Notes
5.25%, 10/15/13	Aa3	250	252,881
Merrill Lynch & Co., Inc., Notes
2.07%, 06/12/06	Aa3	350	348,160
3.70%, 04/21/08	Aa3	350	352,631

			1,254,385

Financial Services — 2.5%
American General Finance, Notes
4.50%, 11/15/07	A1	300	313,274
American International Group, Inc., Notes
4.25%, 05/15/13 144A(cost $298,580; purchased 05/08/03)(g)	AAA(d)	300	285,093
Citigroup, Inc., Sub. Notes
7.25%, 10/01/10	Aa2	600	700,286
Deutsche Telekom International Finance BV, Gtd. Notes (Netherlands)
8.50%, 06/15/10(l)	Baa3	250	302,743
Diageo Capital PLC, Notes (United Kingdom)
3.375%, 03/20/08(a)(l)	A2	350	348,053
Ford Motor Credit Co., Notes
1.351%, 04/28/05 [FRN](c)	A3	600	594,564
1.62%, 06/30/05 [FRN](c)	A3	250	248,127
6.875%, 02/01/06	A3	600	640,695
5.625%, 10/01/08	A3	200	206,480
7.00%, 10/01/13	A3	200	211,309
Sr. Notes
5.80%, 01/12/09	A3	275	283,516
General Electric Capital Corp., Sr. Notes
4.25%, 12/01/10	Aaa	230	229,201
General Motors Acceptance Corp., Notes
3.18%, 03/04/05 [FRN](c)	A3	400	406,377
Morgan Stanley, Notes
4.25%, 05/15/10	Aa3	400	399,989
Pemex Project Funding Master Trust, Gtd. Notes
7.375%, 12/15/14	Baa1	300	321,750
Wells Fargo & Co., Sub. Notes
4.95%, 10/16/13	Aa2	300	299,958

			5,791,415

AST American Century Strategic Balanced Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Food — 0.1%
Cadbury Schweppes US Finance LLC, Notes
5.125%, 10/01/13 144A(cost $298,516; purchased 10/08/03)(g)	Baa2	$300	$298,612

Insurance — 0.1%
Monumental Global Funding II, Notes
3.85%, 03/03/08 144A (cost $350,000; purchased 02/05/03)(g)	Aa3	350	353,466

Medical Supplies & Equipment — 0.3%
Beckman Coulter, Inc., Gtd. Notes
7.45%, 03/04/08	Baa3	400	453,124
Schering-Plough Corp., Notes
5.30%, 12/01/13	A3	150	152,969

			606,093

Oil & Gas — 0.1%
Anadarko Petroleum Corp., Debs.
7.95%, 04/15/29	Baa1	250	308,991

Paper & Forest Products — 0.1%
Abitibi-Consolidated, Inc., Gtd. Notes
7.875%, 08/01/09	Ba1	200	216,577

Restaurants — 0.3%
Tricon Global Restaurants, Inc., Sr. Notes
8.875%, 04/15/11	Ba1	650	791,375

Retail & Merchandising — 0.4%
Delhaize America, Inc., Gtd. Notes
7.375%, 04/15/06	Ba1	300	324,000
Safeway, Inc., Notes
6.15%, 03/01/06	Baa2	350	374,686
Toys “R” Us, Inc., Notes
7.375%, 10/15/18	Baa3	150	150,229

			848,915

Telecommunications — 0.7%
AT&T Broadband Corp., Gtd. Notes
8.375%, 03/15/13	Baa3	48	58,848
AT&T Corp., Notes
6.00%, 03/15/09	Baa2	5	5,396
AT&T Wireless Services, Inc., Sr. Notes
7.875%, 03/01/11	Baa2	100	115,422

	Moody’s Rating (Unaudited)		Par (000)	Value

British Telecom PLC, Notes (United Kingdom)
7.00%, 05/23/07(l)	Baa1		$270	$301,446
EchoStar DBS Corp., Sr. Notes
9.375%, 02/01/09	Ba3		500	529,375
Verizon New England, Inc., Notes
4.75%, 10/01/13	Aa3		300	291,259
Vodafone Group PLC, Notes (United Kingdom)
5.00%, 12/16/13(l)	A2		300	299,456

				1,601,202

Utilities — 0.8%
CenterPoint Energy Resources Corp., Debs.
6.50%, 02/01/08	Ba1		100	107,223
Dominion Resources, Inc., Notes
4.125%, 02/15/08	Baa1		300	306,013
Progress Energy, Inc., Sr. Notes
7.10%, 03/01/11	Baa2		300	338,565
Sempra Energy Co., Notes
6.00%, 02/01/13	Baa1		150	159,643
Tampa Electric Co., Notes
6.375%, 08/15/12	Baa1		300	322,792
Virginia Electric & Power Co., Notes
5.25%, 12/15/15	A3		300	301,692
Sr. Notes
5.75%, 03/31/06	A3		250	267,815

				1,803,743

Total Corporate Obligations
(Cost $22,400,488)				23,292,708

ASSET BACKED SECURITIES — 1.5%
AQ Finance NIM Trust Series 2003-N11 Class A
7.143%, 10/25/33	BBB+	(d)	74	74,704
Argent Securities, Inc. Series 2003-W3 Class AF3
3.991%, 09/25/30	Aaa		550	561,691
Asset Backed Funding Corp. NIM Trust Series 2003-OPT1 Class N1
7.00%, 07/26/33	BBB+	(d)	77	77,599
Bayview Financial Acquisition Trust Series 1998-B Class M1 [FRB]
2.51%, 06/25/36 144A (cost $190,352; purchased 06/13/03)(c)(g)	Aa2		189	188,632

AST American Century Strategic Balanced Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)		Par (000)	Value

Bayview Financial Acquisition Trust
Series 2002-DA Class M1
1.97%, 08/25/32 144A(cost $177,356; purchased 09/19/03)(g)	Aa2		$177	$177,867
Chase Funding Mortgage Loan Asset-Backed Series 2001-1 Class 2M2 [FRB]
2.071%, 12/25/30(c)	A2		200	200,791
CIT RV Trust Series 1998-A Class A4
6.09%, 02/15/12	Aaa		122	123,639
Ford Credit Auto Owner Trust Series 2002-A Class B
4.79%, 11/15/06	A1		350	361,148
Household Mortgage Loan Trust
Series 2002-HC1 Class M [FRB]
1.77%, 05/20/32(c)	Aa2		303	303,722
Series 2003-HC2 Class M
1.72%, 06/20/33	Aa2		316	317,950
Long Beach Mortgage Loan Trust Series 2001-2 Class M2
2.07%, 07/25/31	A2		420	415,398
Morgan Stanley ABS Capital I Series 2003-NC9N
7.60%, 07/25/33 144A(cost $69,688; purchased 10/29/03)(g)	NR		70	69,688
Residential Asset Mortgage Products, Inc. Series 2001-RS2 Class MII1 [FRB]
1.67%, 06/25/31(c)	Aa2		200	200,523
Series 2003-RZ4 Class A4
4.04%, 12/25/30	Aaa		500	499,197

Total Asset Backed Securities (Cost $3,544,137)				3,572,549

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.8%
Chase Mortgage Finance Corp. Series 2001-S3 Class A1
6.50%, 07/25/16	Aaa		63	63,332
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class X
1.47%, 09/15/30	AAA	(d)	7,905	356,171
Credit-Based Asset Servicing and Securitization Series 2001-CB2 Class A2F
5.974%, 03/25/19	Aaa		18	17,947
GMAC Commercial Mortgage Securities, Inc. Series 2002-C2 Class A1
4.321%, 10/15/38	Aaa		522	539,848

	Moody’s Rating (Unaudited)		Par (000)	Value

Master Alternative Loans Trust Series 2003-8 Class 4A1
7.00%, 12/25/33	AAA	(d)	$623	$654,033
Morgan Stanley Capital I Series 1998-WF1 Class A1
6.25%, 03/15/30	AAA	(d)	38	38,984
NationsLink Funding Corp. Series 1998-2 Class A1
6.00%, 08/20/30	Aaa		119	125,912

Total Collateralized Mortgage Obligations
(Cost $1,745,045)				1,796,227

MUNICIPAL BONDS — 0.4%
Illinois — 0.2%
Illinois State
5.10%, 06/01/33	Aa3		600	551,682

New Jersey — 0.2%
New Jersery State Turnpike
4.252%, 01/01/16	Aaa		400	382,304

Total Municipal Bonds
(Cost $1,007,059)				933,986

SOVEREIGN ISSUES — 0.3%
Canada
Province of Ontario
3.50%, 09/17/07(a)
(Cost $696,942)	Aa2		700	712,018

Total Long-Term Investments
(Cost $209,586,183)				229,754,208

SHORT-TERM INVESTMENTS — 31.1%
Commercial Paper — 1.9%
Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)			355	354,566
Concord Minutemen Capital Co.
1.11%, 01/12/04(b)			1,049	1,046,904
1.13%, 02/09/04(b)			443	442,246
General Electric Capital Corp.
1.11%, 02/05/04(b)			1,829	1,824,363
Tannehill Capital Co.
1.10%, 01/08/04(b)			845	842,330
1.11%, 01/13/04(b)			63	62,874

				4,573,283

Corporate Obligations — 7.2%
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)			2,867	2,867,073

Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)			545	545,465

AST American Century Strategic Balanced Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value
Merrill Lynch & Co., Inc.
1.13%, 01/02/04(b)	$806	$805,907
1.13%, 01/02/04 [FRN](b)(c)	1,744	1,743,505
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	3,159	3,158,989
1.08%, 01/02/04 [FRN](b)(c)	205	204,543
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	1,341	1,340,949
1.10%, 01/02/04 [FRN](b)(c)	4,018	4,016,553
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	2,249	2,248,623

		16,931,607

	Shares
Non-Registered Investment Company — 11.6%
BlackRock Institutional Money Market Trust(b)(j)	27,020,659	27,020,659

	Par (000)
Repurchase Agreement — 1.4%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 1/02/04, repurchase price $3,358,134 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $4,120,057, market value including accrued interest $3,458,748)(b)	$3,358	3,357,947

	Par (000)	Value
Time Deposits — 0.5%
Chase Manhattan Bank
0.875%, 01/02/04 (b)	$692	$692,364
UBS Bank
0.938%, 01/02/04 (b)	544	543,722

		1,236,086

U.S. Government Agency Obligation — 8.5%
Federal Home Loan Bank
0.70%, 01/02/04(n)	20,106	20,105,609

Total Short-Term Investments
(Cost $73,225,191)		73,225,191

Total Investments — 128.5%
(Cost $282,811,374; Note 5)		302,979,399
Liabilities in Excess of Other Assets(m) — (28.5%)		(67,161,104)

Net Assets — 100.0%		$235,818,295

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
FRB	Floating Rate Bond
FRN	Floating Rate Note
IO	Interest Only
REIT	Real Estate Investment Trust
VR	Variable Rate Bond

symbol	description
*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value $51,499,664; cash collateral $53,119,582 was received with which the portfolio purchased securities.
(b)	Represents security purchased with cash collateral for securities on loan.

AST American Century Strategic Balanced Portfolio

Schedule of Investments

December 31, 2003

symbol	description
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.
(d)	Standard & Poor’s rating.
(e)	A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed. Rate shown reflects the weighted average rate of the underlying securities as of December 31, 2003.
(f)	A TRACER (Traded Custody Receipts) are custody receipts that evidence direct ownership of a basket of securities consisting initially of $1,000 principal amount of each of 25 debt securities (underlying securities). Holders of TRACERS will be entitled to receive distributions of interest, principal and other payments on each underlying security following the receipt by the Custodian of payment from the issuer of the underlying security.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $4,530,828. The aggregate value, $4,808,943 represents 2.04% of net assets.
(j)	Security available to institutional investors only.
(l)	US$ Denominated Foreign Bonds.
(m)	Cash of $144,000 has been segregated with the custodian to cover requirements for the following open futures contracts at December 31, 2003:

Description	Expiration Month	Number of Contracts	Contracts at Trade Date Value	Contracts at Current Value	Unrealized Appreciation

Long Positions:
S&P 500	03/04	7	$1,864,713	$1,943,550	$78,837

(n)	Rates shown are the effective yields at purchase date.

See Notes to Financial Statements.

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCK — 64.6%
Advertising — 0.1%
Lamar Advertising Co.*(a)	1,200	$44,784
Publicis Groupe SA (France)	5,322	172,522
WPP Group PLC [ADR]	2,800	137,620

		354,926

Aerospace — 0.7%
Boeing Co.	13,800	581,532
European Aeronautic Defence and Space Co. (France)	9,750	231,821
General Dynamics Corp.	1,400	126,546
Herley Industries, Inc.*	2,000	41,400
Lockheed Martin Corp.(a)	6,200	318,680
MTC Technologies, Inc.*	2,000	64,440
Northrop Grumman Corp.	2,900	277,240
Raytheon Co.	5,800	174,232
Rockwell Collins, Inc.	2,400	72,072
Triumph Group, Inc.*	1,500	54,600
United Technologies Corp.	7,400	701,298

		2,643,861

Airlines — 0.1%
Atlantic Coast Airlines Holdings, Inc.*	2,000	19,800
Delta Air Lines, Inc.*(a)	10,000	118,100
Frontier Airlines, Inc.*	13,000	185,380
Qantas Airways Ltd. (Australia)	32,969	81,725
SkyWest, Inc.	6,000	108,720

		513,725

Automobile Manufacturers — 1.0%
Fuji Heavy Industries Ltd. (Japan)	26,000	126,155
General Motors Corp.(a)	16,800	897,119
Honda Motor Co. Ltd. (Japan)	4,900	217,636
Mitsubishi Corp. (Japan)	26,000	275,600
Navistar International Corp.*(a)	3,000	143,670
Oshkosh Truck Corp.	9,900	505,197
Porsche AG (Germany)	450	267,071
PSA Peugeot Citroen SA (France)	3,708	188,955
Toyota Motor Corp. (Japan)	23,900	807,297
Volkswagen AG (Germany)	5,903	328,730

		3,757,430

Automotive Parts — 0.3%
Autoliv AB (Sweden)	9,100	345,267
Autoliv, Inc.	3,500	131,775
Denso Corp. (Japan)	9,600	189,008
Genuine Parts Co.	5,100	169,320
Koito Manufacturing Co. Ltd. (Japan)	15,000	90,977
O’ Reilly Automotive, Inc.*	4,900	187,964

		1,114,311

	Shares	Value

Beverages — 1.5%
Allied Domecq PLC (United Kingdom)	31,004	$239,214
Anheuser-Busch Companies, Inc.	11,000	579,480
Boston Beer Co., Inc. (Class “A” Stock)*	1,700	30,838
Coca-Cola Co.	40,300	2,045,226
Cott Corp. (Canada)*	11,300	316,513
Davide Campari-Milano SPA (Italy)	2,600	126,261
Kirin Brewery Co. Ltd. (Japan)	28,000	238,798
Lion Nathan Ltd. (New Zealand)	46,393	207,733
PepsiCo, Inc.	29,600	1,379,952
Remy Cointreau SA (France)	3,963	129,967

		5,293,982

Broadcasting — 0.7%
Astro All Asia Networks PLC
(Malaysia)* 144A (cost $49,855; purchased 10/13/03)(g)	46,200	53,738
British Sky Broadcasting PLC (United Kingdom)*	18,283	230,088
Clear Channel Communications, Inc.	18,500	866,356
Cox Radio, Inc. (Class “A” Stock)*	3,200	80,736
Emmis Communications Corp. (Class “A” Stock)*	800	21,640
Fuji Television Network, Inc. (Japan)	26	140,711
Liberty Media Corp. (Class “A” Stock)*(a)	26,624	316,559
Meredith Corp.	2,100	102,501
News Corp. Ltd. (Australia)	16,483	148,905
News Corp. Ltd. [ADR](a)	4,200	151,620
Radio One, Inc. (Class “D” Stock)*	4,200	81,060
Scripps (E.W.) Co. (Class “A” Stock)	1,000	94,140
Univision Communications, Inc. (Class “A” Stock)*(a)	5,760	228,614
Westwood One, Inc.*	2,400	82,104

		2,598,772

Building & Real Estate — 0.1%
United Dominion Realty Trust [REIT]	9,600	184,320

Building Materials — 0.6%
Aggregate Industries PLC (United Kingdom)	121,878	186,545
American Standard Companies, Inc.*	1,800	181,260
Boral Ltd. (Australia)	120,484	461,155
Cemex SA de CV (Mexico)	51,951	271,607
Central Glass Co. Ltd. (Japan)	15,900	100,293
Heidelberger Zement AG (Germany)*	1,840	77,773
Italcement SPA (Italy)	7,736	96,505
Masco Corp.	7,000	191,870
Pilkington PLC (United Kingdom)	113,525	194,590
RMC Group PLC (United Kingdom)	14,925	186,359
SCP Pool Corp.*	5,075	165,851

		2,113,808

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Business Services — 1.0%
Accenture Ltd. (Class “A” Stock)*(a)	6,700	$176,344
Advisory Board Co.*	2,000	69,820
BearingPoint, Inc.*	23,700	239,133
ChoicePoint, Inc.*	5,066	192,964
Corporate Executive Board Co.*	4,000	186,680
Exult, Inc.*	64,300	457,816
Fair Isaac Corp.	2,665	131,011
First Data Corp.(a)	12,100	497,190
Fiserv, Inc.*	4,400	173,844
Forrester Research, Inc.*	3,000	53,610
Indra Sistemas SA (Spain)	16,116	206,735
InterCept Group, Inc.*	1,400	15,806
Iron Mountain, Inc.*(a)	2,950	116,643
Kamigumi Co. Ltd. (Japan)	24,000	169,749
Manpower, Inc.	3,400	160,072
Paychex, Inc.	11,800	438,960
Robert Half International, Inc.*	3,700	86,358
Tech Data Corp.*	2,800	111,132

		3,483,867

Cable Television — 0.3%
Cable & Wireless PLC (United Kingdom)*	86,091	205,745
Comcast Corp. (Class “A” Stock)*	5,221	171,614
Cox Communications, Inc. (Class “A” Stock)*(a)	2,473	85,195
EchoStar Communications Corp. (Class “A” Stock)*	16,100	547,401
Hughes Electronics Corp.*	9,055	149,860

		1,159,815

Capital Goods
Saurer AG (Switzerland)*	1,904	84,520

Chemicals — 1.2%
Agrium, Inc. (Canada)	15,500	255,130
Arch Chemicals, Inc.	4,150	106,489
BASF AG (Germany)	7,504	421,958
Cabot Corp.	8,200	261,088
Cabot Microelectronics Corp.*	849	41,601
Degussa AG (Germany)	11,248	393,283
Dow Chemical Co.	23,500	976,895
DuPont (E.I.) de Nemours & Co.	6,959	319,349
Great Lakes Chemical Corp.(a)	1,300	35,347
IMC Global, Inc.*	40,000	397,200
Kaneka Corp. (Japan)	40,000	298,591
Millennium Chemicals, Inc.*(a)	12,600	159,768
Minerals Technologies, Inc.	900	53,325
Mitsubishi Gas Chemical Co., Inc. (Japan)	29,000	98,768
Potash Corp. of Saskatchewan, Inc. (Canada)	4,100	354,568
Symyx Technologies, Inc.*	5,700	117,135

	Shares	Value

Valspar Corp.	1,300	$64,246
Waters Corp.*	3,200	106,112

		4,460,853

Clothing & Apparel — 0.2%
Adidas-Salomon AG (Germany)	1,316	149,893
Coach, Inc.*	4,400	166,100
Sanyo Shokai Ltd. (Japan)	13,000	84,184
Too, Inc.*	5,300	89,464
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	76,000	209,001

		698,642

Computer Hardware — 1.7%
Dell, Inc.*	57,200	1,942,512
Hewlett-Packard Co.	62,685	1,439,874
Insight Enterprises, Inc.*	5,100	95,880
International Business Machines Corp.	19,150	1,774,822
Itochu Techno-Science Corp. (Japan)	6,600	205,692
Lexmark International, Inc.*	6,000	471,840
Mercury Computer Systems, Inc.*	7,900	196,710
Storage Technology Corp.*	6,100	157,075

		6,284,405

Computer Services & Software — 3.8%
Adobe Systems, Inc.(a)	11,800	463,740
Aeroflex, Inc.*	4,000	46,760
Affiliated Computer Services, Inc. (Class “A” Stock)*(a)	1,300	70,798
Barra, Inc.	2,000	70,980
Black Box Corp.	1,000	46,070
Borland Software Corp.*	3,000	29,190
Brocade Communications Systems, Inc.*	4,700	27,166
Cadence Design Systems, Inc.*	14,600	262,508
CDW Corp.	5,400	311,904
Ceridan Corp.*	3,100	64,914
Cisco Systems, Inc.*	122,200	2,968,237
Creative Technology Ltd. (Singapore)	7,500	79,050
DST Systems, Inc.*(a)	13,800	576,288
FactSet Research Systems, Inc.(a)	2,000	76,420
Global Payments, Inc.	1,500	70,680
Henry (Jack) & Associates, Inc.	3,600	74,088
Intuit, Inc.*(a)	8,400	444,444
Logica PLC (United Kingdom)	26,186	120,123
Macrovision Corp.*	6,700	151,353
Mercury Interactive Corp.*(a)	5,700	277,248
Microsoft Corp.	173,300	4,772,681
NEC Soft Ltd. (Japan)	3,900	103,168
Oracle Corp.*	69,400	916,080
Pinnacle Systems, Inc.*	5,100	43,503
SAP AG (Germany)	3,001	504,015
Serena Software, Inc.*(a)	4,300	78,905
Siebel Systems, Inc.*(a)	12,400	171,988

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

SRA International, Inc.*	1,200	$51,720
Symantec Corp.*(a)	4,400	152,460
Thiel Logistik AG (Germany)*	6,546	35,587
TIBCO Software, Inc.*	7,400	50,098
Trend Micro, Inc. (Japan)*	3,000	80,480
Veritas Software Corp.*(a)	8,000	297,280
Websense, Inc.*	2,000	58,480

		13,548,406

Conglomerates — 1.8%
3M Co.	3,000	255,090
Altria Group, Inc.	40,900	2,225,778
Cycle & Carriage Ltd. (Singapore)	8,379	28,616
Davis Service Group PLC (United Kingdom)	35,063	236,323
DCC PLC (Ireland)	11,544	157,551
Honeywell International, Inc.	25,900	865,837
Hutchison Whampoa Ltd. (Hong Kong)	57,400	423,277
ITT Industries, Inc.	1,400	103,894
Jenoptik AG (Germany)	11,459	125,748
Mitsubishi Heavy Industries Ltd. (Japan)	67,000	186,302
Norsk Hydro ASA (Norway)	2,979	183,814
SembCorp Industries Ltd. (Singapore)	328,000	243,349
Sumitomo Corp. (Japan)	25,000	186,386
Tyco International Ltd.(a)	54,100	1,433,650

		6,655,615

Construction — 0.3%
Balfour Beatty PLC (United Kingdom)	13,998	54,753
Beazer Homes USA, Inc.	400	39,064
D.R. Horton, Inc.	2,714	117,408
Eiffage SA (France)	921	109,316
Grupo Acciona SA (Spain)	4,222	256,953
Insituform Technologies, Inc. (Class “A” Stock)*	2,400	39,600
JGC Corp. (Japan)	15,000	156,480
Toll Brothers, Inc.*(a)	3,400	135,184

		908,758

Consumer Products & Services — 2.4%
Bausch & Lomb, Inc.	4,300	223,170
Black & Decker Corp.(a)	1,500	73,980
Clorox Co.	6,056	294,079
Colgate-Palmolive Co.	7,700	385,385
Dollar Thrifty Automotive Group, Inc.*	3,700	95,978
Fancl Corp. (Japan)	1,700	48,222
Fortune Brands, Inc.	5,000	357,450
Gillette Co.	13,700	503,201
Hasbro, Inc.	14,700	312,816
Jakks Pacific, Inc.*	4,500	59,220
Johnson & Johnson	40,046	2,068,777
Kao Corp. (Japan)	6,900	140,356
Kimberly-Clark Corp.	7,200	425,448
L’Oreal SA (France)	1,599	131,099

	Shares	Value

Lancaster Colony Corp.	1,950	$88,062
Newell Rubbermaid, Inc.(a)	23,000	523,710
Olympus Optical Co. Ltd. (Japan)	2,000	43,389
Orkla ASA (Class “A” Stock) (Norway)	4,580	102,576
Procter & Gamble Co.	25,100	2,506,989
Rent-A-Center, Inc.*(a)	1,250	37,350
SEB SA (France)	792	98,900
ServiceMaster Co.(a)	3,800	44,270

		8,564,427

Containers & Packaging — 0.1%
Smurfit-Stone Container Corp.*(a)	3,100	57,567
Toyo Seikan Kaisha, Ltd. (Japan)	10,000	139,778

		197,345

Electronic Components & Equipment — 2.3%
Agere Systems, Inc. (Class “B” Stock)*	5,000	14,500
AVX Corp.	3,400	56,508
C & D Technologies, Inc.	2,700	51,759
Cable Design Techologies Corp.*	2,500	22,475
Fanuc Ltd. (Japan)	4,400	263,581
General Electric Co.	149,700	4,637,707
Gentex Corp.(a)	3,200	141,312
Hosiden Corp. (Japan)	9,000	102,622
Jabil Circuit, Inc.*	5,500	155,650
Konica Minolta Holdings, Inc. (Japan)	9,000	121,013
Kyocera Corp. (Japan)	1,600	106,597
Littelfuse, Inc.*	2,600	74,932
Mitsumi Electric Co. Ltd. (Japan)	9,100	100,196
NEC Electronics Corp. (Japan)144A* (cost $42,883; purchased 07/14/03)(g)	1,200	87,786
Neopost SA (France)	2,209	111,453
Pioneer Corp. (Japan)	11,100	306,578
Plexus Corp.*	10,000	171,700
Rambus, Inc.*	5,300	162,710
Sagem SA (France)	2,077	222,517
Siemens AG (Germany)	7,020	562,274
Sony Corp. (Japan)	7,000	242,325
Sumitomo Electric Industries Ltd. (Japan)	15,000	134,086
TDK Corp. (Japan)	2,800	201,698
Technitrol, Inc.*	1,500	31,110
Ultimate Electronics, Inc.*	4,600	35,098

		8,118,187

Entertainment & Leisure — 1.2%
Alliance Gaming Corp.*	1,000	24,650
Brunswick Corp.	6,500	206,895
Carnival Corp.(a)	13,900	552,247
Disney (Walt) Co.	35,892	837,360
International Game Technology(a)	8,200	292,740
Mandalay Resort Group	1,900	84,968
Multimedia Games, Inc.*	3,300	135,630
Park Place Entertainment Corp.*	8,000	86,640
Station Casinos, Inc.	2,700	82,701

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Time Warner, Inc.*	47,700	$858,123
Viacom, Inc. (Class “B” Stock)	20,300	900,915
Whitbread PLC (United Kingdom)	18,993	244,463
Wynn Resorts Ltd.*(a)	2,400	67,224

		4,374,556

Environmental Services — 0.2%
Waste Connections, Inc.*	2,100	79,317
Waste Management, Inc.	17,559	519,746

		599,063

Farming & Agriculture
Sunopta, Inc.*	4,400	40,612

Financial - Bank & Trust — 6.0%
ABN AMRO Holding NV (Netherlands)	8,324	194,766
Anglo Irish Bank Corp. (Ireland)	31,073	490,317
Australia & New Zealand Banking Group Ltd. (Australia)	39,739	529,362
Australia & New Zealand Banking Group Ltd. [ADR]	2,500	167,125
Banc Nazionale del Lavoro (Italy)*	74,483	178,034
Banca Intesa SPA (Italy)	66,352	259,449
Banco Santander Central Hispano SA (Spain)	39,691	470,104
Banco Santander Chile [ADR]	17,878	425,139
Bank of America Corp.(a)	19,760	1,589,297
Bank of Yokohama Ltd. (Japan)	55,000	255,575
BankAtlantic Bancorp, Inc. (Class “A” Stock)	8,700	165,300
Banknorth Group, Inc.	3,900	126,867
Barclays PLC (United Kingdom)	103,287	921,264
BNP Paribas SA (France)	9,818	618,207
BPI-SGPS SA (Portugal)	36,459	134,284
Bradford & Bingley PLC (United Kingdom)	50,940	278,131
Charter One Financial, Inc.	3,500	120,925
Comerica, Inc.	25,700	1,440,742
Commerce Bancshares, Inc.	2,880	141,178
Community First Bankshares, Inc.	4,700	136,018
Compass Bancshares, Inc.	4,000	157,240
Credito Italiano SPA (Italy)	54,436	293,877
DBS Groupo Holdings (Singapore)	17,236	149,190
Deutsche Bank AG (Germany)	4,476	370,930
Dexia (France)	10,638	182,891
East West Bancorp, Inc.	2,800	150,304
First Tennessee National Corp.	2,400	105,840
FleetBoston Financial Corp.	9,056	395,294
HBOS PLC (United Kingdom)	34,021	440,633
HSBC Holdings PLC (United Kingdom)	28,143	442,340
Jyske Bank SA (Denmark)*	3,290	173,887
M&T Bank Corp.	1,500	147,450
Macquarie Bank Ltd. (Australia)	10,899	292,013

	Shares	Value

Mercantile Bankshares Corp.	3,700	$168,646
National Austrailia Bank Ltd. (Australia)	28,434	641,636
National Commerce Financial Corp.	4,100	111,848
Nordea AB (Sweden)	75,152	564,008
Popular, Inc.	1,600	71,904
Royal Bank of Scotland (United Kingdom)	23,532	693,394
Skandianaviska Enskilda Banken (Sweden)	22,205	327,120
Southwest Bancorporation of Texas, Inc.	2,700	104,895
State Street Corp.	9,600	499,968
Sumitomo Mitsui Financial Group, Inc. (Japan)	51	271,727
Svenska Handlesbanken (Class “A” Stock) (Sweden)	19,454	397,445
Synovus Financial Corp.	5,300	153,276
TCF Financial Corp.	2,100	107,835
Texas Regional Bancshares, Inc. (Class “A” Stock)	4,015	148,555
The 77 Bank Ltd. (Japan)	25,000	140,898
U.S. Bancorp	68,600	2,042,908
UCBH Holdings, Inc.	5,500	214,335
Wachovia Corp.	36,400	1,695,876
Wells Fargo & Co.	13,000	765,570
Wilmington Trust Corp.	3,700	133,200

		21,199,017

Financial — Brokerage
Legg Mason, Inc.(a)	2,100	162,078

Financial Services — 4.8%
Aiful Corp. (Japan)	2,400	175,572
Alliance & Leicester PLC (United Kingdom)	27,121	431,132
American Express Co.	24,400	1,176,812
Citigroup, Inc.	85,641	4,157,013
Concord EFS, Inc.*	5,500	81,620
Credit Suisse Group (Switzerland)	10,050	367,708
Doral Financial Corp.	2,625	84,735
Eaton Vance Corp.	8,300	304,112
Fannie Mae	14,000	1,050,840
First Marblehead Corp.*	1,100	24,068
Franklin Resources, Inc.	3,500	182,210
Freddie Mac	13,200	769,824
Goldman Sachs Group, Inc.(a)	9,500	937,935
Grupo Financiero Banorte S.A. de C.V. (Mexico)	74,200	257,519
IndyMac Bancorp, Inc.	2,400	71,496
ING Groep NV (Netherlands)	13,509	315,062
Investment Technology Group, Inc.*	2,250	36,338
Investors Financial Services Corp.(a)	7,300	280,393
J.P. Morgan Chase & Co.	52,188	1,916,864
Janus Capital Group, Inc.	10,300	169,023
Lehman Brothers Holdings, Inc.	5,100	393,822
MBNA Corp.	14,100	350,385

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Mellon Financial Corp.	10,300	$330,733
Merrill Lynch & Co., Inc.	15,400	903,210
Moody’s Corp.	2,500	151,375
Morgan Stanley Dean Witter & Co.(a)	18,300	1,059,021
National Financial Partners Corp.	4,800	132,240
Nomura Securities Co. Ltd. (Japan)	13,000	221,377
Schwab (Charles) Corp.	23,800	281,792
SLM Corp.	8,800	331,584
Waddell & Reed Financial, Inc. (Class “A” Stock)	7,200	168,912

		17,114,727

Food — 1.0%
Associated British Foods PLC (United Kingdom)	19,807	207,073
Campbell Soup Co.(a)	8,900	238,520
Compass Group PLC (United Kingdom)	36,901	251,023
CSM NV (Netherlands)	6,268	137,093
Dean Foods Co.*	1,950	64,097
General Mills, Inc.(a)	9,400	425,820
Heinz (H.J.) Co.	3,550	129,327
Horizon Organic Holding Corp.*	2,000	47,900
Kraft Foods, Inc. (Class “A” Stock)	3,500	112,770
Nestle SA (Switzerland)	1,715	428,489
Performance Food Group Co.*(a)	1,400	50,638
Sainsbury (J.) PLC (United Kingdom)	78,400	438,939
Sysco Corp.	10,500	390,915
Tootsie Roll Industries, Inc.	2,055	73,980
Unilever PLC (United Kingdom)	55,064	513,319
United Natural Foods, Inc.*	700	25,137
Whole Foods Market, Inc.*(a)	1,100	73,843
Wrigley (Wm., Jr.) Co.	2,000	112,420
Yamazaki Baking Co. Ltd. (Japan)	7,000	58,067

		3,779,370

Furniture
La-Z-Boy, Inc.	3,700	77,626

Healthcare Services — 0.8%
Anthem, Inc.*(a)	2,400	180,000
Caremark Rx, Inc.*(a)	4,300	108,919
Community Health Systems, Inc.*	3,000	79,740
Coventry Health Care, Inc.*	1,500	96,735
DaVita, Inc.*	2,500	97,500
First Health Group Corp.*	5,400	105,084
HCA, Inc.(a)	9,500	408,120
Laboratory Corp. of America Holdings*	10,700	395,365
LifePoint Hospitals, Inc.*(a)	3,000	88,350
Medco Health Solutions, Inc.*	2,484	84,431
Omnicare, Inc.	6,600	266,574
Triad Hospitals, Inc.*	1,478	49,173
United Surgical Partners International, Inc.*	3,600	120,528
UnitedHealth Group, Inc.(a)	15,800	919,244

		2,999,763

	Shares	Value

Hotels & Motels
Fairmont Hotels & Resorts, Inc.	2,600	$70,564

Industrial Products — 0.6%
Actuant Corp.*	10,400	376,480
Draka Holdings (Netherlands)*	3,654	71,900
Harsco Corp.	1,700	74,494
Illinois Tool Works, Inc.	6,600	553,806
Maverick Tube Corp.*	4,000	77,000
Mohawk Industries, Inc.*(a)	500	35,270
Nucor Corp.(a)	13,300	744,800
Steel Dynamics, Inc.*	7,300	171,477

		2,105,227

Insurance — 3.2%
Allianz AG (Germany)	2,524	318,620
American International Group, Inc.	40,130	2,659,817
Aviva PLC (United Kingdom)	25,690	225,462
AXA Asia Pacific Holdings (Australia)	110,154	237,367
China Life Insurance Co. [ADR]*(a)	10,100	332,997
CNP Assurances (France)	6,579	342,559
Gallagher (Arthur J.) & Co.	1,600	51,984
Hannover Rueckversicherungs AG (Germany)	3,844	134,404
Hartford Financial Services Group, Inc. (The)	6,600	389,598
Horace Mann Educators Corp.	3,000	41,910
Marsh & McLennan Companies, Inc.	10,400	498,056
Max Re Capital Ltd.	4,900	109,956
Mercury General Corp.	1,000	46,550
Mitsui Marine & Fire (Japan)	42,000	344,873
Ohio Casualty Corp.*	10,700	185,752
PICC Property and Casualty Co. Ltd. (Hong Kong)* 144A (cost $2,810; purchased 10/31/03)(g)	12,000	5,371
PMI Group, Inc. (The)	3,400	126,582
Principal Financial Group, Inc.	9,600	317,472
Protective Life Corp.	4,600	155,664
Prudential PLC (United Kingdom)	24,899	210,497
QBE Insurance Group Ltd. (Australia)	38,083	304,152
Radian Group, Inc.(a)	9,300	453,375
Riunione Adriatica di Sicurta SPA (Italy)	16,436	279,876
Safeco Corp.	29,200	1,136,756
Scottish Annuity & Life Holdings Ltd.	3,600	74,808
St. Paul Companies, Inc.	9,600	380,640
StanCorp Financial Group, Inc.	1,600	100,608
Travelers Property Casualty Corp. (Class “B” Stock)	107,400	1,822,578
Triad Guaranty, Inc.*	3,600	181,260
UnumProvident Corp.	8,600	135,622
WellChoice, Inc.*	1,900	65,550

		11,670,716

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Internet Services — 0.6%
Digital Insight Corp.*	4,100	$102,090
EarthLink, Inc.*	10,600	106,000
InterActiveCorp.*(a)	12,700	430,911
Networks Associates, Inc.*	14,800	222,592
Priceline.com, Inc.*	8,600	153,940
VeriSign, Inc.*	22,200	361,860
Yahoo!, Inc.*(a)	16,300	736,271

		2,113,664

Machinery & Equipment — 0.4%
Cooper Cameron Corp.*(a)	1,200	55,920
Danaher Corp.(a)	3,700	339,475
Deere & Co.	5,900	383,795
Eaton Corp.	1,900	205,162
Grant Prideco, Inc.*	9,400	122,388
Nordson Corp.	2,200	75,966
Pall Corp.	5,800	155,614
Singulus Technologies AG (Germany)*	4,961	104,501
Stanley Works	2,700	102,249
Tecumseh Products Co. (Class “A” Stock)	1,400	67,802

		1,612,872

Medical Supplies & Equipment — 1.9%
Abbott Laboratories	24,200	1,127,720
AmerisourceBergen Corp.	1,600	89,840
Amgen, Inc.*	23,400	1,446,120
Apogent Technologies, Inc.*	3,700	85,248
Bard (C.R.), Inc.	1,500	121,875
Baxter International, Inc.	8,200	250,264
Boston Scientific Corp.*	18,000	661,680
Charles River Laboratories International, Inc.*	1,100	37,763
Computer Programs and Systems, Inc.	7,500	150,900
Cytyc Corp.*	7,600	104,576
DENTSPLY International, Inc.	2,550	115,184
Digene Corp.*	1,000	40,100
Elekta AB (Sweden)*	5,863	110,003
Guidant Corp.	4,500	270,900
Invitrogen Corp.*(a)	1,562	109,340
Medtronic, Inc.	19,100	928,451
Patterson Dental Co.*	1,000	64,160
Shimadzu Corp. (Japan)	42,000	173,612
St. Jude Medical, Inc.*	4,200	257,670
STERIS Corp.*	5,000	113,000
Stryker Corp.(a)	3,600	306,036
Techne Corp.*	1,800	68,004
Zimmer Holdings, Inc.*	3,000	211,200

		6,843,646

Metals & Mining — 0.9%
Alcoa, Inc.(a)	15,200	577,600
Anglo American PLC (United Kingdom)	8,984	194,119

	Shares	Value

BHP Steel Ltd. (Australia)	109,702	$462,867
Broken Hill Proprietary Co. Ltd. (Australia)	16,800	154,300
Gerdau SA [ADR]	28,210	570,406
Newmont Mining Corp.	6,900	335,409
Nippon Steel Corp. (Japan)	146,000	313,334
SKF AB (Sweden)	4,921	190,129
SSAB Svenskt Stal AB Series A (Sweden)	13,586	242,631
Voestalpine AG (Austria)	3,319	135,222

		3,176,017

Office Equipment — 0.2%
Buhrmann NV (Netherlands)*	10,384	90,506
Canon, Inc. (Japan)	8,000	372,493
Herman Miller, Inc.	4,800	116,496

		579,495

Oil & Gas — 4.2%
Amerada Hess Corp.	4,300	228,631
Anadarko Petroleum Corp.	4,006	204,346
Australia Gas & Light (Australia)	26,153	221,287
Baker Hughes, Inc.	6,300	202,608
BP PLC [ADR]	9,800	483,630
British Petroleum Co. PLC (United Kingdom)	34,736	281,689
Centrica PLC (United Kingdom)	96,020	362,690
ChevronTexaco Corp.	14,961	1,292,481
Compania Espanola de Petroleos SA (Spain)	12,885	446,944
Devon Energy Corp.(a)	2,400	137,424
Eni SPA [ADR](a)	3,100	294,438
ENSCO International, Inc.	1,000	27,170
Ente Nazionale Idrocarburi SPA (Italy)	8,914	168,206
EOG Resources, Inc.	1,600	73,872
Exxon Mobil Corp.	111,266	4,561,905
FMC Technologies, Inc.*	11,659	271,655
Grey Wolf, Inc.*	22,600	84,524
Helmerich & Payne, Inc.	1,500	41,895
Marathon Oil Corp.	4,300	142,287
Murphy Oil Corp.	6,100	398,391
National Fuel Gas Co.	3,400	83,096
Newfield Exploration Co.*	2,600	115,804
Occidental Petroleum Corp.	2,300	97,152
OMV AG (Austria)	198	29,490
Patterson-UTI Energy, Inc.*	3,500	115,220
Petroleo Brasileiro SA [ADR]	11,700	311,922
Pioneer Natural Resources Co.*	4,700	150,071
Schlumberger Ltd.	12,100	662,112
Shell Transport & Trading Co. [ADR]	20,100	905,103
Shell Transport & Trading Co. PLC (United Kingdom)	43,786	325,685
Smedvig ASA (Class “A” Stock) (Norway)	4,672	35,464

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Statoil ASA (Sweden)	35,546	$399,390
Tokyo Gas Co. Ltd. (Japan)	29,000	103,368
Tom Brown, Inc.*	3,800	122,550
Tonen General Sekiyu K.K. (Japan)	10,000	82,766
Total SA [ADR]	4,300	397,793
TotalFinaElf SA (France)	4,599	855,061
Transocean, Inc.*(a)	10,039	241,036
Valero Energy Corp.	1,500	69,510
WGL Holdings, Inc.	3,000	83,370
Woodside Petroleum Ltd. (Australia)	14,327	159,761

		15,271,797

Paper & Forest Products — 0.4%
Bowater, Inc.(a)	3,600	166,716
International Paper Co.	9,500	409,545
MeadWestvaco Corp.	7,900	235,025
Paperlinx (Australia)	47,240	177,253
Potlatch Corp.	7,600	264,252
Weyerhaeuser Co.	3,500	224,000

		1,476,791

Personal Services — 0.2%
Apollo Group, Inc. (Class “A” Stock)*(a)	3,200	217,600
Career Education Corp.*	1,600	64,112
Corinthian Colleges, Inc.*	1,200	66,672
DeVry, Inc.*	3,100	77,903
Education Management Corp.*(a)	3,600	111,744
University of Phoenix Online*	2,833	195,279

		733,310

Pharmaceuticals — 4.5%
Abgenix, Inc.*	3,700	46,102
Accredo Health, Inc.*	4,500	142,245
Advance Paradigm, Inc.*	1,700	89,522
Alkermes, Inc.*	4,100	55,350
Alliance Unichem PLC (United Kingdom)	21,129	196,308
AstraZeneca Group PLC (United Kingdom)	2,393	114,807
AstraZeneca PLC [ADR](a)	10,100	488,638
Aventis SA (France)	4,009	264,974
Barr Laboratories, Inc.*	400	30,780
Biogen Idec, Inc.*(a)	4,700	172,866
Cardinal Health, Inc.(a)	7,250	443,410
Celgene Corp.*(a)	2,000	90,040
Celltech Group PLC (United Kingdom)*	18,719	126,668
Cephalon, Inc.*	3,328	161,108
CSL Ltd. (Australia)	4,441	59,727
Eisai Co. Ltd. (Japan)	5,700	153,709
Eon Labs, Inc.*	1,000	50,950
Forest Laboratories, Inc.*(a)	13,700	846,660
Galen Holdings PLC (United Kingdom)	16,447	209,485
Gehe AG (Germany)	3,826	185,557
Genentech, Inc.*(a)	5,300	495,921

	Shares	Value

Gilead Sciences, Inc.*(a)	6,400	$372,096
Glaxosmithkline PLC (United Kingdom)	20,837	477,459
GlaxoSmithKline PLC [ADR]	1,400	65,268
Hisamitsu Pharmaceutical Co. (Japan)	7,000	82,691
Human Genome Sciences, Inc.*	4,100	54,325
ICOS Corp.*	1,800	74,304
Lilly (Eli) & Co.	18,700	1,315,171
Medicis Pharmaceutical Corp. (Class “A” Stock)(a)	1,200	85,560
MedImmune, Inc.*(a)	7,500	190,500
Merck & Co., Inc.	29,700	1,372,140
Mylan Laboratories, Inc.	3,450	87,147
Neurocrine Biosciences, Inc.*	2,100	114,534
Novartis AG (Switzerland)	15,944	723,878
Noven Pharmaceuticals, Inc.*	5,100	77,571
Novo Nordisk AS (Class “B” Stock) (Denmark)	2,266	92,319
Pfizer, Inc.	119,685	4,228,470
Priority Healthcare Corp. (Class “B” Stock)*(a)	1,500	36,165
Sanofi-Synthelabo SA (France)	7,052	531,035
Schering-Plough Corp.	9,800	170,422
Schwarz Pharma AG (Germany)	9,977	270,693
Suzuken Co. Ltd. (Japan)	2,100	68,191
Takeda Chemical Industries Ltd. (Japan)	5,700	226,043
Watson Pharmaceuticals, Inc.*	1,700	78,200
Wyeth	21,200	899,940

		16,118,949

Printing & Publishing — 0.4%
Dow Jones & Co., Inc.	2,600	129,610
Gannett Co., Inc.	4,800	427,968
Knight-Ridder, Inc.	3,300	255,321
McGraw-Hill Companies, Inc.	1,700	118,864
New York Times Co. (Class “A” Stock)	3,100	148,149
Pulitzer, Inc.	1,200	64,800
Scholastic Corp.*	5,000	170,200
Singapore Press Holdings Ltd. (Singapore)	7,000	77,901

		1,392,813

Railroads — 0.2%
Burlington Northern Santa Fe Corp.	9,200	297,620
CSX Corp.	6,500	233,610
Union Pacific Corp.	4,200	291,816

		823,046

Real Estate — 0.8%
Archstone-Smith Trust [REIT]	3,000	83,940
Arden Realty, Inc. [REIT]	3,700	112,258
Boston Properties, Inc. [REIT]	2,400	115,656
Camden Property Trust [REIT]	3,200	141,760
Catellus Development Corp.	2,178	52,533

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Corio NV (Netherlands)	3,741	$144,865
Duke-Weeks Realty Corp. [REIT]	3,700	114,700
EastGroup Properties, Inc. [REIT]	2,400	77,712
General Property Trust (Australia)	127,155	286,456
Goldcrest Co. Ltd. (Japan)	1,900	90,417
LaSalle Hotel Properties [REIT]	4,800	89,040
Mills Corp. (The) [REIT]	600	26,400
Mitsui Fudosan Co. Ltd. (Japan)	12,000	108,389
Persimmon PLC (United Kingdom)	16,568	159,271
Reckson Associates Realty Corp. [REIT]	2,600	63,180
Regency Centers Corp. [REIT]	3,400	135,490
Rouse Co. [REIT]	2,900	136,300
Simon Property Group, Inc. [REIT]	2,700	125,118
SL Green Realty Corp. [REIT]	3,900	160,095
Sun Hung Kai Properties Ltd. (Hong Kong)	29,000	239,998
Vornado Realty Trust [REIT]	2,700	147,825
Wereldhave NV (Netherlands)	1,899	142,162
Westfield Trust (Australia)	80,347	215,513
Wheelock and Co. Ltd. (Hong Kong)	69,000	83,099

		3,052,177

Restaurants — 0.3%
CEC Entertainment, Inc.*	1,900	90,041
Darden Restaurants, Inc.(a)	2,850	59,964
McDonald’s Corp.	14,700	365,001
Mitchells & Butlers PLC (United Kingdom)	27,963	112,631
P.F. Chang’s China Bistro, Inc.*(a)	1,100	55,968
Ruby Tuesday, Inc.	2,400	68,376
Sonic Corp.*	1,600	48,992
Starbucks Corp.*	6,400	211,584
The Cheesecake Factory, Inc.*(a)	1,000	44,030
Wendy’s International, Inc.	2,400	94,176

		1,150,763

Retail & Merchandising — 3.5%
A.C. Moore Arts & Crafts, Inc.*	4,400	84,744
AnnTaylor Stores Corp.*	8,300	323,700
Bed Bath & Beyond, Inc.*	3,500	151,725
Best Buy Co., Inc.(a)	6,350	331,724
Carrefour SA (France)	3,020	165,780
Casino Guichard-Perrachon SA (France)	1,860	180,885
Charles Voegele Holding AG (Switzerland)*	2,184	139,331
Christopher & Banks Corp.	10,975	214,342
Coles Myer Ltd. (Australia)	27,467	156,454
Cost Plus, Inc.*	2,600	106,600
CVS Corp.	7,800	281,736
Dixons Group PLC (United Kingdom)	62,090	154,500
Dollar Tree Stores, Inc.*	11,600	348,696
Espirit Holdings Ltd. (Hong Kong)	27,500	91,565
Family Dollar Stores, Inc.	7,700	276,276

	Shares	Value

Home Depot, Inc.	41,700	$1,479,933
Kesa Electricals PLC (United Kingdom)	5,697	26,236
Kohl’s Corp.*(a)	7,300	328,062
Lowe’s Companies, Inc.	6,000	332,340
Mauri Co. Ltd. (Japan)	13,900	175,096
Metro AG (Germany)	6,742	297,216
Michaels Stores, Inc.	3,500	154,700
Pier 1 Imports, Inc.	5,600	122,416
Ross Stores, Inc.	29,400	777,042
Staples, Inc.*	7,600	207,480
Target Corp.	39,000	1,497,600
Toys ‘R’ Us, Inc.*	3,600	45,504
Tweeter Home Entertainment Group, Inc.*	3,000	28,350
Valora Holding AG (Switzerland)	410	102,106
Wal-Mart de Mexico SA (Class “V” Stock) (Mexico)	123,300	351,447
Wal-Mart Stores, Inc.	55,600	2,949,580
Walgreen Co.(a)	17,700	643,926
Williams-Sonoma, Inc.*(a)	2,800	97,356

		12,624,448

Semiconductors — 1.9%
AMIS Holdings, Inc.*	6,600	120,648
Analog Devices, Inc.	9,200	419,980
Applied Materials, Inc.*(a)	32,600	731,870
ATMI, Inc.*	3,300	76,362
Cymer, Inc.*(a)	2,600	120,094
Intel Corp.	57,500	1,851,500
Intersil Corp. (Class “A” Stock)	11,200	278,320
KLA-Tencor Corp.*(a)	4,000	234,680
Linear Technology Corp.	7,500	315,525
Maxim Integrated Products, Inc.	11,000	547,800
Microchip Technology, Inc.(a)	6,000	200,160
Mykrolis Corp.*	3,600	57,888
Novellus Systems, Inc.*	5,400	227,070
QLogic Corp.*(a)	4,900	252,840
Rohm Co. Ltd. (Japan)	600	70,318
Semtech Corp.*	5,400	122,742
Tessera Technologies, Inc.*	3,200	60,192
Texas Instruments, Inc.	23,900	702,182
Varian Semiconductor Equipment Associates, Inc.*	600	26,214
Xilinx, Inc.*(a)	10,000	387,400
Zoran Corp.*	3,112	54,118

		6,857,903

Telecommunications — 3.7%
Advanced Fibre Communications, Inc.*(a)	1,700	34,255
America Movil SA de CV, (Class “L” Stock) [ADR]	11,300	308,942
BellSouth Corp.	13,000	367,900
Carso Global Telecom (Mexico)*	202,900	284,202

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value

Catapult Communications Corp.*	5,300	$76,850
Centillium Commuications, Inc.*	10,500	59,115
China Unicom Ltd. (Hong Kong)*	106,000	98,988
Commonwealth Telephone Enterprises, Inc.*	3,500	132,125
Comverse Technology, Inc.*	4,700	82,673
Corning, Inc.*	23,200	241,976
Crown Castle International Corp.*(a)	15,600	172,068
Debitel AG (Germany)	4,668	55,936
Inter-Tel, Inc.	800	19,984
KDDI Corp. (Japan)	84	481,254
KPN NV (Netherlands)*	50,105	386,784
MM02 PLC (United Kingdom)*	286,440	394,835
Motorola, Inc.	35,200	495,264
Netcom AB (Class “B” Stock) (Sweden)*	5,841	311,723
Nextel Communications, Inc. (Class “A” Stock)*(a)	33,200	931,592
Nextel Partners, Inc. (Class “A” Stock)*(a)	25,000	336,250
NII Holdings, Inc. (Class “B” Stock)*(a)	3,100	231,353
Nokia Corp. (Class “A” Stock) [ADR](a)	14,400	244,800
Nokia OYJ (Finland)	10,881	188,167
NTL, Inc.*	4,900	341,775
Plantronics, Inc.*	3,000	97,950
Polycom, Inc.*	9,000	175,680
Powerwave Technologies, Inc.*(a)	4,500	34,425
Qualcomm, Inc.	10,800	582,444
Qwest Communications International, Inc.*	38,700	167,184
Research in Motion Ltd.*	5,400	360,882
Rogers Wireless Communications, Inc. (Class “B” Stock)*	3,700	79,180
SBC Communications, Inc.	31,700	826,419
SK Telecom Co. Ltd. [ADR](a)	5,910	110,222
Smartone Telecommunications (Hong Kong)	73,000	74,753
Tele Danmark AS (Denmark)	8,831	318,644
Telecom Italia Mobile SPA (Italy)	84,195	457,720
Telecom Italia SPA (Italy)*	99,822	295,890
Telefonos de Mexico SA (Class “L” Stock) [ADR]	7,900	260,937
Telenor ASA (Norway)	45,699	298,807
Telephone & Data Systems, Inc.	800	50,040
Thomson Multimedia (France)	20,562	437,539
Verizon Communications, Inc.	31,284	1,097,442
Vodafone Group PLC [ADR](a)	36,400	911,456
Western Wireless Corp. (Class “A” Stock)*	20,500	376,380

		13,292,805

	Shares	Value

Transportation — 0.7%
Arriva PLC (United Kingdom)	31,008	$210,935
Covenant Transportation, Inc.*	4,900	93,149
Expeditors International of Washington, Inc.	1,100	41,426
FedEx Corp.(a)	4,700	317,250
Forward Air Corp.*	1,500	41,250
Macquarie Infrastructure (Australia)	30,128	77,180
Nippon Express Co. Ltd. (Japan)	25,000	118,037
United Parcel Service, Inc. (Class “B” Stock)(a)	19,000	1,416,449
UTI Worldwide, Inc.	3,000	113,790

		2,429,466

Utilities — 1.8%
Alliant Energy Corp.(a)	3,700	92,130
American Electric Power Co., Inc.	2,600	79,326
CenterPoint Energy, Inc.	11,800	114,342
Constellation Energy Group, Inc.	3,600	140,976
Duke Energy Corp.(a)	17,200	351,740
E.ON AG (Germany)	10,616	692,825
Edison International Co.	9,100	199,563
El Paso Electric Co.*	10,200	136,170
Energy East Corp.	5,100	114,240
Entergy Corp.	3,300	188,529
Exelon Corp.	3,900	258,804
FirstEnergy Corp.	17,400	612,480
Great Plains Energy, Inc.	4,000	127,280
Hong Kong Electric Holdings Ltd. (Hong Kong)	27,500	108,745
Iberdrola SA (Spain)	20,000	395,308
MVV Energie AG (Germany)	2,624	50,971
NiSource, Inc.	6,100	133,834
OGE Energy Corp.	4,600	111,274
PG&E Corp.*(a)	15,400	427,658
Pinnacle West Capital Corp.	5,200	208,104
PPL Corp.(a)	5,600	245,000
Severn Trent PLC (United Kingdom)	13,223	177,298
Teco Energy, Inc.(a)	4,300	61,963
The Southern Co.	5,900	178,475
Tohoku Electric Power Co., Inc. (Japan)	15,200	252,033
Tokyo Electric Power Co. (Japan)	7,000	153,494
TXU Corp.(a)	24,500	581,140
Xcel Energy, Inc.(a)	8,600	146,028

		6,339,730

Total Common Stock
(Cost $193,643,184)		232,822,986

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.3%
Federal Home Loan Bank
5.75%, 05/15/12	$300	$327,294
Federal Home Loan Mortgage Corp.
4.50%, 07/15/11 - 05/15/16 [IO]	1,765	891,806
4.641%, 11/01/02 [VR](c)	214	219,585
5.00%, 12/01/08 - 01/14/34	2,589	2,610,548
5.50%, 04/15/28	800	823,762
6.00%, [TBA]	1,900	1,963,532
6.25%, 07/15/32	400	436,513
7.00%, 11/01/30 - 06/01/32	360	380,751

		7,326,497

Federal National Mortgage Assoc.
2.91%, 07/25/29	230	229,584
3.25%, 11/15/07 - 08/15/08	1,160	1,161,895
4.50%, 05/01/18 - 11/01/33	875	871,471
5.00%, 03/25/15	575	590,036
5.125%, 01/02/14	155	155,841
5.50%, 12/01/16 -01/01/34	11,852	11,864,938
6.00%, 05/15/08 -01/01/34	4,164	4,373,921
6.50%, 05/01/17 -12/01/32	1,897	1,831,925
7.00%, 01/01/31 -04/01/32	46	48,268
7.125%, 02/15/05	160	170,160

		21,298,039

Government National Mortgage Assoc.
4.00%, 09/15/18 - 10/15/18	772	754,734
5.00%, 09/20/33	794	785,862
5.50%, [TBA]	1,200	1,217,438
6.00%, 02/15/26 - 05/15/26	201	209,517
6.50%, 01/15/28 - 09/20/32	472	497,519
7.00%, 03/15/13 - 08/15/26	622	667,510
8.00%, 12/15/16 - 07/15/23	60	66,219
8.50%, 06/15/16 - 10/15/26	178	194,629
10.00%, 11/15/09	1	1,276
10.50%, 08/15/15	2	2,158
11.50%, 06/15/10	3	3,898
12.00%, 09/15/13	†	206

		4,406,794

Tennessee Valley Authority
6.875%, 12/15/43	40	41,725

(Cost $33,078,080)		33,400,349

U.S. TREASURY OBLIGATIONS — 8.2%
U.S. Treasury Bonds
7.50%, 11/15/16	940	1,197,032
7.125%, 02/15/23	805	1,004,961
6.25%, 08/15/23 -05/15/30(a)	1,460	1,673,363
7.625%, 02/15/25	300	396,293
5.375%, 02/15/31(a)	345	359,892

		4,631,541

	Par (000)	Value
U.S. Treasury Inflationary Notes [TIPS]
1.875%, 07/15/13(a)(c)	$1,205	$1,205,417
U.S. Treasury Notes
5.875%, 11/15/04(a)	5,720	5,951,037
6.50%, 08/15/05	5,545	5,983,837
1.875%, 11/30/05(a)	2,600	2,605,689
3.50%, 11/15/06	75	77,546
3.25%, 08/15/07 -08/15/08(a)	3,465	3,494,382
4.75%, 11/15/08(a)	2,565	2,746,756
4.375%, 08/15/12(a)	110	112,217
3.875%, 02/15/13(a)	930	910,674
4.25%, 08/15/13 -11/15/13(a)	215	215,066
6.00%, 02/15/26	1,335	1,480,859

		23,578,063

(Cost $29,164,578)		29,415,021

	Moody’s Rating (Unaudited)
ASSET BACKED SECURITIES — 1.7%
BankBoston Home Equity Loan Trust Series 1998-1 Class A6
6.35%, 02/25/13	Aaa	312	326,443
Capital Auto Receivables Asset Trust Series 2002-2 Class CTFS
4.18%, 10/15/07	Aaa	355	362,569
Chase Funding Mortgage Loan Asset-Backed Series 2002-1 Class 1A3
5.039%, 12/25/23 [VR](c)	Aaa	550	553,829
Chase Funding Mortgage Loan Asset-Backed Series 2002-2 Class 1M1
5.599%, 09/25/31	Aa2	80	83,280
Chase Funding Mortgage Loan Asset-Backed Series 2003-3 Class 1M1
4.537%, 09/25/32	Aa2	150	142,799
Chase Manhattan Auto Owner Trust Series 2003-A Class A4
2.06%, 12/15/09	Aaa	285	279,422
Citibank Credit Card Issuance Trust Series 2000-C1 Class C1
7.45%, 09/15/07	Baa2	600	649,244
Citibank Credit Card Issuance Trust Series 2001-C1 Class C1
2.23%, 01/15/10 [VR](c)	Baa2	235	238,879

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value
Citibank Credit Card Issuance Trust Series 2002-C1 Class C1
2.16%, 02/09/09 [VR](c)	Baa2	$225	$227,779
Countrywide Asset-Backed Certificates Series 2003-5 Class AF3
3.613%, 04/25/30	Aaa	315	317,964
Harley-Davidson Motorcycle Trust Series 2003-3 Class B
2.28%, 05/15/11	A2	266	266,807
Hyundai Auto Receivables Trust Series 2003-A Class A4
3.02%, 10/15/10	Aaa	175	174,920
Hyundai Auto Receivables Trust Series 2003-A Class D
4.06%, 10/15/10	Baa2	80	80,011
John Deere Owner Trust Series 2001-A Class A4
3.78%, 09/15/08	Aaa	900	917,528
MBNA Credit Card Master Note Trust Series 2001-C2 Class C2
2.313%, 12/15/10 [VR] 144A (cost $558,934; purchased 11/25/03)(c)(g)	Baa2	550	560,543
MBNA Master Credit Card Trust Series 2000-D Class C
8.40%, 09/15/09 144A (cost $320,177; purchased 05/16/02)(g)	BBB(d)	300	342,151
Reliant Energy Transition Bond Co. LLC Series 2001-1 Class A4
5.63%, 09/15/15	Aaa	350	372,787
World Financial Network Credit Card Master Trust Series 2003-A Class A2
1.49%, 08/14/03 [VR](c)	Aaa	375	377,338

(Cost $6,138,124)			6,274,293

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.5%
Bank of America Commercial Mortgage, Inc. Series, 2003-1 Class A2
4.648%, 09/11/36	AAA(d)	350	348,198
Bank of America Mortgage Securities, Series 2003-L Class 2A2
4.377%, 01/25/34	Aaa	850	848,141

	Moody’s Rating (Unaudited)	Par (000)	Value
Countrywide Asset-Backed Certificates, Series 2003-60 Class 1A2
5.067%, 02/25/34	Aaa	$150	$152,672
General Electric Capital Commercial Mortgage Corp., Series 2001-1 Class A2
6.531%, 05/15/33	Aaa	390	437,622
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2 Class A2
6.70%, 04/15/34	AAA(d)	375	424,432
J.P. Morgan Chase Commercial Mortgage Finance Corp., Series 2001-CIB2 Class A2
6.244%, 04/15/35	AAA(d)	325	357,483
J.P. Morgan Chase Commercial Mortgage Finance Corp., Series 2001-CIBC Class A3
6.26%, 03/15/33	AAA(d)	1,425	1,572,519
J.P. Morgan Commercial Mortgage Finance Corp., Series 1999-PSL1 Class A2
7.108%, 02/15/32	AAA(d)	310	353,484
Salomon Brothers Mortgage Securities VII, Series 2001-C1 Class A2
6.226%, 12/18/35	Aaa	550	603,853
Summit Mortgage Trust, Series 2002-1 Class A2
6.227%, 06/28/16 [VR] 144A (cost $165,801; purchased 05/28/02)(c)(g)	NA	163	163,163

(Cost $5,066,363)			5,261,567

	Shares

PREFERRED STOCK — 0.4%
Broadcasting — 0.2%
News Corp. Ltd. [ADR], 6.25%	11,212	339,163

Cable Television — 0.2%
Cablevision Systems Corp. 11.125% Series M	4,125	434,156

Chemicals
Hercules Trust II, 6.5% [CVT]	150	118,500

Clothing & Apparel
Anvil Holdings, Inc., Series B 13.00%* (cost $26,721; purchased 12/18/01 - 03/20/02)(g)	1,966	28,011
Hugo Boss (Germany)	6,240	125,540

		153,551

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Shares	Value
Healthcare Services
Fresenius AG (United Kingdom)	2,211	$154,642

Telecommunications
Alamosa Holdings, Inc., 7.5%, Series B*[CVT]	75	25,969

Utilities
CMS Energy Corp., 4.5%*[CVT] 144A (cost $40,928; purchased 12/01/03 - 12/02/03)(g)	800	44,900

Total Preferred Stock
(Cost $1,080,778)		1,270,881

	Moody’s Rating (Unaudited)	Par (000)

SOVEREIGN ISSUES — 0.1%
Chile
Republic of Chile
5.50%, 01/15/13	Baa1	$165	170,115

Mexico — 0.1%
United Mexican States
6.375%, 01/16/13	Baa2	205	213,200

Total Sovereign Issues
(Cost $365,554)			383,315

MUNICIPAL BONDS
Oregon
Oregon State Taxable Pension
5.892%, 06/01/27
(Cost $60,000)	Aa3	60	62,433

CONVERTIBLE BONDS
Sanmina - SCI Corp.
10.375%, 01/15/10
(Cost $50,000)	Ba2	50	58,750

	Units	Value

WARRANTS*
Entertainment & Leisure
Mikohn Gaming Corp., expiring 08/15/08 144A (cost $0; purchased 01/16/02)(g)	75	0

Retail & Merchandising
Barneys New York, Inc., expiring 04/01/08 (cost $0; purchased 09/30/03)(g)	25	513
Travelcenters of America Units, expiring 05/01/09	525	2,887

Total Warrants
(Cost $0)		3,400

	Moody’s Rating (Unaudited)	Par (000)	Value

CORPORATE OBLIGATIONS — 12.1%
Advertising — 0.1%
Advanstar Communications, Inc., Gtd. Notes
12.00%, 02/15/11	Caa2	$25	$26,438
Advanstar Communications, Inc., Sec’d. Notes
10.75%, 08/15/10 144A (cost $26,686; purchased 12/03/03)(g)	B3	25	27,188
R H Donnelley Finance Corp. I, Gtd. Notes
8.875%, 12/15/10	B1	25	28,250
10.875%, 12/15/12	B2	150	178,874
Vertis, Inc., Gtd. Notes, Series B
10.875%, 06/15/09	B3	50	53,500
Sec’d. Notes
9.75%, 04/01/09	B2	25	27,281
Vertis, Inc., Sub. Notes
13.50%, 12/07/09 144A (cost $47,393; purchased 02/04/03 - 12/08/03)(g)	Caa1	50	49,250

			390,781

Aerospace — 0.2%
Aviall, Inc., Sr. Notes
7.625%, 07/01/11	B1	50	52,375
BE Aerospace, Inc., Sr. Notes
8.50%, 10/01/10 144A (cost $50,875; purchased 10/02/03 - 10/08/03)(g)	B3	50	53,875
Boeing Co., Debs.
8.75%, 08/15/21	A3	85	108,288
Gencorp, Inc., Sr. Sub. Notes
9.50%, 08/15/13 144A (cost $152,219; purchased 08/06/03 - 10/06/03)(a)(g)	B2	150	156,750
Sequa Corp., Sr. Notes
9.00%, 08/01/09	B1	50	55,375
TD Funding Corp., Gtd. Notes
8.375%, 07/15/11	B3	25	26,719
Vought Aircraft Industry, Inc., Sr. Notes
8.00%, 07/15/11 144A (cost $127,500; purchased 06/27/03 - 06/30/03)(g)	B2	125	128,125

			581,507

Airlines
Northwest Airlines, Inc., Gtd. Notes
9.875%, 03/15/07	Caa1	25	22,875

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Automobile Manufacturers — 0.2%
Daimlerchrysler NA Holding Corp., Notes
6.50%, 11/15/13	A3	$310	$327,153
General Motors Corp., Debs
8.375%, 07/15/33	Baa1	200	228,472

			555,625

Automotive Parts — 0.2%
Accuride Corp., Sr. Sub. Notes, Series B
9.25%, 02/01/08	Caa1	25	25,875
Dana Corp., Notes
9.00%, 08/15/11	Ba3	50	60,500
7.00%, 03/01/29	Ba3	25	24,875
Dura Operating Corp., Gtd. Notes, Series D
9.00%, 05/01/09(a)	B2	75	75,375
Eagle-Picher Industries, Inc., Sr. Notes
9.75%, 09/01/13 144A (cost $78,458; purchased 07/31/03 - 10/17/03)(g)	B3	75	82,125
Intermet Corp., Gtd. Notes
9.75%, 06/15/09	B2	25	25,750
Rexnord Corp., Gtd. Notes
10.125%, 12/15/12	B3	100	110,500
TRW Automotive, Inc., Sr. Notes
9.375%, 02/15/13	B1	125	143,438
Sr. Sub. Notes
11.00%, 02/15/13	B2	50	59,375

			607,813

Beverages — 0.1%
Bottling Group LLC, Gtd. Notes
4.625%, 11/15/12	A3	160	159,416
Coca-Cola Enterprises, Notes
6.125%, 08/15/11	A2	160	177,215
Le-Natures, Inc., Sr. Sub. Notes
9.00%, 06/15/13 144A (cost $129,843; purchased 06/18/03 - 12/11/03)(g)	B3	125	131,250

			467,881

Broadcasting — 0.4%
Clear Channel Communications, Inc., Sr. Notes
4.625%, 01/15/08	Baa3	145	149,725
Granite Broadcasting Corp., Sec’d. Notes
9.75%, 12/01/10 144A (cost $24,697; purchased 12/08/03)(g)	B3	25	25,063

	Moody’s Rating (Unaudited)	Par (000)	Value

Hearst-Argyle Television, Inc., Sr. Notes
7.00%, 01/15/18	Baa3	$135	$149,235
Liberty Media Corp., Sr. Notes
2.67%, 09/17/06 [VR] (c)	Baa3	80	80,933
News America, Inc., Gtd. Notes
6.55%, 03/15/33	Baa3	185	192,819
Pegasus Satellite Communications, Inc., Sr. Disc. Notes,
Zero Coupon (until 03/01/04)
13.50%, 03/01/07	C	50	42,563
Sr. Notes
11.25%, 01/15/10 144A (cost $141,086; purchased 06/16/03 - 09/04/03)(g)	Ca	150	138,750
Sinclair Broadcast Group, Inc., Gtd. Notes
8.00%, 03/15/12	B2	75	81,375
Univision Communications, Inc., Sr. Notes
2.875%, 10/15/06	Baa3	95	94,736
Vivendi Universal SA, Sr. Notes, (France)
9.25%, 04/15/10 144A (cost $128,734; purchased 04/03/03)(g)(l)	B1	125	148,125
XM Satellite Radio, Inc., Sec’d. Notes
12.00%, 06/15/10	Caa1	50	56,875
Sec’d. Notes, Zero Coupon (until 12/31/05)
14.00%, 12/31/09	Caa1	125	112,500

			1,272,699

Building Materials — 0.2%
American Builders & Contractors Supply Co., Inc., Gtd. Notes, Series B
10.625%, 05/15/07	B3	150	156,000
Associated Materials, Inc., Gtd. Notes
9.75%, 04/15/12	B3	125	137,500
Koppers, Inc., Gtd. Notes
9.875%, 10/15/13 144A (cost $50,000; purchased 09/03/03)(g)	B2	50	55,500
Masco Corp., Notes
5.875%, 07/15/12	Baa1	265	282,380
Nortek, Inc., Sr. Sub. Notes, Series B
9.875%, 06/15/11	B3	75	83,063

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Texas Industries, Inc., Sr. Notes
10.25%, 06/15/11	B1	$50	$56,750

			771,193

Business Services — 0.2%
Brickman Group Ltd., Gtd. Notes, Series B
11.75%, 12/15/09	B2	50	58,500
Cie Generale de Geophysique, Sr. Notes (France)
10.625%, 11/15/07(l)	Ba3	50	53,250
Couche-Tard Corp., Sr. Sub. Notes
7.50%, 12/15/13 144A (cost $25,000; purchased 12/11/03)(g)	Ba3	25	26,438
IESI Corp., Gtd. Notes
10.25%, 06/15/12	B3	50	55,813
IPC Acquisition Corp., Gtd. Notes
11.50%, 12/15/09	B3	100	109,500
J.P. Morgan Chase & Co., Sub. Notes
5.75%, 01/02/13	A2	180	190,141
Worldspan L.P./ WS Financial Corp., Sr. Notes
9.625%, 06/15/11 144A (cost $51,094; purchased 06/24/03 - 07/18/03)(a)(g)	B2	50	51,625

			545,267

Cable Television — 0.4%
Charter Communications Holdings LLC, Sr. Notes
10.00%, 04/01/09(a)	Ca	25	22,375
10.25%, 09/15/10 144A (cost $102,000; purchased 10/07/03 - 12/02/03)(g)	Caa1	100	105,250
11.125%, 01/15/11	Ca	125	115,000
8.75%, 11/15/13 144A (cost $125,284; purchased 11/05/03 - 12/10/03)(g)	B3	125	127,813
Comcast Corp., Gtd. Notes
5.85%, 01/15/10	Baa3	350	374,269
Cox Communications, Inc., Notes
7.875%, 08/15/09	Baa2	150	177,436
CSC Holdings, Inc., Debs., Series B
8.125%, 08/15/09	B1	25	26,938
Sr. Notes
7.875%, 12/15/07	B1	25	26,438
8.125%, 07/15/09	B1	25	26,938
7.625%, 04/01/11	B1	50	52,875

	Moody’s Rating (Unaudited)	Par (000)	Value

General Cable Corp., Sr. Notes
9.50%, 11/15/10 144A (cost $103,991; purchased 11/18/03 - 12/11/03)(g)	B2	$100	$107,250
Mediacom Broadband LLC, Gtd. Notes
11.00%, 07/15/13	B2	75	84,563
Rogers Cablesystems of America, Inc., Sr. Notes, Series B (Canada)
10.00%, 03/15/05(l)	Ba2	125	134,687

			1,381,832

Chemicals — 0.4%
Avecia Group, Gtd. Notes (United Kingdom)
11.00%, 07/01/09(a)(l)	Caa3	125	113,125
Chevron Phillips Chemical Co., Notes
5.375%, 06/15/07	Baa1	140	149,170
Dow Chemical Corp., Notes
6.125%, 02/01/11	A3	115	123,917
Equistar Chemical, Sr. Notes
10.625%, 05/01/11	B2	25	27,625
Huntsman Advanced Materials LLC, Sec’d. Notes
11.00%, 07/15/10 144A (cost $50,000; purchased 06/23/03)(a)(g)	B2	50	55,500
Huntsman ICI Chemicals LLC, Gtd. Notes
10.125%, 07/01/09	Caa1	25	26,000
Huntsman International LLC, Gtd. Notes
9.875%, 03/01/09	B3	100	110,000
Kronos International, Inc., Sec’d. Notes (Germany)
8.875%, 06/30/09 (EUR)	B2	50	68,744
Lyondell Chemical Co., Gtd. Notes
9.50%, 12/15/08	B1	75	79,500
MacDermid, Inc., Gtd. Notes
9.125%, 07/15/11	Ba3	125	140,625
Nalco Co., Sr. Notes
7.75%, 11/15/11 144A (cost $25,000; purchased 10/29/03)(g)	B2	25	26,875
Noveon, Inc., Sr. Sub. Notes
13.00%, 08/31/11 (cost $106,500; purchased 03/10/03 - 09/02/03)(g)	NR	107	113,423

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Resolution Perfomance LLC, Sr. Notes
9.50%, 04/15/10	B3	$50	$51,375
Rhodia SA, Sr. Notes (France)
7.625%, 06/01/10 144A (cost $25,000; purchased 08/14/03)(g)(l)	B3	25	24,125
8.875%, 06/01/11 144A (cost $96,299; purchased 05/20/03 - 12/04/03)(a)(g)(l)	B3	100	92,500
Rockwood Specialties, Inc., Sr. Sub. Notes
10.625%, 05/15/11 144A (cost $75,750; purchased 07/09/03 - 07/10/03)(g)	B3	75	84,000
Salt Holdings Corp., Inc., Sr. Disc. Notes,
Zero Coupon (until 06/01/08)
12.00%, 06/01/13 144A (cost $75,192; purchased 05/19/03 - 07/24/03)(g)	B-(d)	125	86,875

			1,373,379

Clothing & Apparel
Avondale Mills, Inc., Sr. Sub. Notes
10.25%, 07/01/13	B3	75	47,625
Dyersburg Corp., Gtd. Notes, Series B
9.75%, 09/01/07(i)	NR	175	18
J. Crew Intermediate LLC, Sr. Disc. Notes, Zero Coupon (until 11/15/05)
16.00%, 05/15/08	CCC(d)	50	40,000

			87,643

Computer Hardware — 0.1%
International Business Machines Corp., Notes
4.25%, 09/15/09	A1	200	205,430

Conglomerates
Hutchison Whampoa International Ltd., Gtd. Notes
5.45%, 11/24/10 144A (cost $129,667; purchased 11/19/03)(g)	A3	130	132,085

Consumer Products & Services — 0.3%
American Achievement Corp., Gtd. Notes
11.625%, 01/01/07	B1	50	56,250
American Safety Razor Co., Sr. Notes, Series B
9.875%, 08/01/05	B3	50	49,750

	Moody’s Rating (Unaudited)	Par (000)	Value

Bally Total Fitness Holding Corp., Sr. Notes
10.50%, 07/15/11 144A (cost $50,000; purchased 01/06/03 - 01/17/03)(g)	B2	$50	$50,500
Bunge Limited Finance Corp., Notes
4.375%, 12/15/08 144A (cost $140,056; purchased 12/10/03)(g)	Baa3	140	140,982
Chattem, Inc., Gtd. Notes, Series B
8.875%, 04/01/08	B2	50	51,625
Coinmach Corp., Sr. Notes
9.00%, 02/01/10	B2	75	81,750
Jostens Holdings Corp., Sr. Disc. Notes,
Zero Coupon (until 12/01/08) 10.25%, 12/01/13 144A (cost $61,192; purchased 11/25/03)(g)	Caa2	100	64,000
Jostens, Inc., Sr. Sub. Notes
12.75%, 05/01/10	B3	100	115,500
Rayovac Corp., Sr. Sub. Notes
8.50%, 10/01/13	B3	25	26,188
Salton, Inc., Sr. Sub. Notes
12.25%, 04/15/08	B3	50	53,500
UST, Inc., Notes
6.625%, 07/15/12	A3	260	289,698

			979,743

Containers & Packaging — 0.3%
AEP Industries, Inc., Sr. Sub. Notes
9.875%, 11/15/07	B3	25	25,250
Bway Corp., Sr. Sub. Notes
10.00%, 10/15/10	B3	75	82,125
Constar International, Inc., Sr. Sub. Notes
11.00%, 12/01/12	Caa1	25	21,250
Crown European Holdings SA, Sec’d. Notes
10.875%, 03/01/13	B2	175	206,718
Greif, Inc., Gtd. Notes
8.875%, 08/01/12 (cost $49,631; purchased 07/25/02)(g)	B2	50	55,250
Owens-Brockway Glass Containers Corp., Gtd. Notes
8.875%, 02/15/09	B1	125	137,187
7.75%, 05/15/11	B1	25	26,938
8.25%, 05/15/13	B1	50	53,875
Owens-Illinois, Inc., Sr. Notes
7.35%, 05/15/08	B3	25	25,813

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Plastipak Holdings, Inc., Gtd. Notes
10.75%, 09/01/11	B3	$50	$55,750
Sealed Air Corp., Sr. Notes
5.375%, 04/15/08 144A (cost $147,063; purchased 04/09/03 - 06/26/03)(g)	Baa3	145	153,249
Silgan Holdings, Inc., Sr. Sub. Notes
6.75%, 11/15/13 144A (cost $25,000; purchased 10/30/03)(g)	B1	25	25,188
Smurfit Capital Funding PLC, Notes (Ireland)
6.75%, 11/20/05(l)	Ba3	50	52,000
Smurfit-Stone Container Corp., Sr. Notes
8.375%, 07/01/12	B2	25	27,250
Tekni-Plex, Inc., Sec’d. Notes
8.75%, 11/15/13 144A (cost $75,906; purchased 11/12/03 - 11/13/03)(g)	B2	75	78,563

			1,026,406

Electronic Components & Equipment — 0.1%
Amkor Technologies, Inc., Sr. Notes
7.75%, 05/15/13(a)	B1	50	53,875
Chippac International Ltd., Gtd. Notes
12.75%, 08/01/09	B3	50	55,375
Stratus Technologies, Inc., Sr. Notes
10.375%, 12/01/08 144A (cost $51,405; purchased 11/06/03 - 12/11/03)(g)	B3	50	53,313
TNP Enterprises, Inc., Notes
14.50%, 04/01/11 [PIK]	B1	25	27,188
TNP Enterprises, Inc., Sr. Sub. Notes
10.25%, 04/01/10	Ba3	50	54,750

			244,501

Entertainment & Leisure — 0.4%
Ameristar Casinos, Inc., Gtd. Notes
10.75%, 02/15/09	B2	50	57,750
AMF Bowling Worldwide, Inc., Sr. Sub. Notes
13.00%, 02/28/08	B3	50	56,750
AOL Time Warner, Inc., Gtd. Notes
7.625%, 04/15/31	Baa1	160	185,291
Argosy Gaming Co., Gtd. Notes
10.75%, 06/01/09	B2	100	108,500

	Moody’s Rating (Unaudited)	Par (000)	Value

Coast Hotels & Casinos, Inc., Gtd. Notes
9.50%, 04/01/09	B2	$25	$26,500
Hockey Co., Notes (Canada)
11.25%, 04/15/09(l)	B2	50	57,313
IMAX Corp., Gtd. Notes (Canada)
9.625%, 12/01/10 144A (cost $25,000; purchased 11/19/03)(g)(l)	B3	25	26,406
Majestic Star Casino LLC, Gtd. Notes
9.50%, 10/15/10 144A (cost $76,250; purchased 09/26/03)(g)	B2	75	77,250
Old Evangeline Downs LLC, Gtd. Notes
13.00%, 03/01/10	B-(d)	50	53,625
Penn National Gaming, Inc., Gtd. Notes, Series B
11.125%, 03/01/08	B3	75	84,844
Resorts International Hotel & Casino, Inc., Gtd. Notes
11.50%, 03/15/09	B2	25	27,313
Six Flags, Inc., Sr. Notes
9.50%, 02/01/09	B2	75	78,938
9.75%, 04/15/13	B2	75	79,125
9.625%, 06/01/14 144A (cost $26,063; purchased 12/12/03)(g)	B2	25	26,250
Speedway Motorsports, Inc., Sr. Sub. Notes
6.75%, 06/01/13	Ba2	50	51,750
Station Casinos, Inc., Sr. Sub. Notes
9.875%, 07/01/10	B1	75	82,875
Town Sports International, Inc., Gtd. Notes
9.625%, 04/15/11	B2	25	26,875
Trump Casino Holdings LLC, Gtd. Notes
11.625%, 03/15/10(a)	B3	25	24,063
Turning Stone Casino Resort Enterprise, Sr. Notes
9.125%, 12/15/10 144A (cost $25,000; purchased 12/10/03)(g)	B1	25	27,313
Venetian Casino Resort LLC, Gtd. Notes
11.00%, 06/15/10	B3	100	116,499
Viacom, Inc., Gtd. Notes
5.625%, 08/15/12	A3	110	117,249

			1,392,479

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Environmental Services — 0.1%
Allied Waste North America, Inc., Sr. Notes
7.875%, 04/15/13	Ba3	$75	$81,563
Casella Waste Systems, Inc., Sr. Sub. Notes
9.75%, 02/01/13	B3	100	112,500
Synagro Technologies, Inc., Sr. Sub. Notes
9.50%, 04/01/09	B3	125	137,187

			331,250

Farming & Agriculture — 0.1%
AGCO Corp., Gtd. Notes
9.50%, 05/01/08	Ba3	50	54,875
Dimon, Inc., Gtd. Notes
9.625%, 10/15/11	Ba3	150	168,375

			223,250

Financial - Bank & Trust — 0.3%
ABN AMRO Bank NV, Sub. Notes
7.125%, 06/18/07	A1	145	163,707
Bank of America Corp., Sr. Notes
4.875%, 09/15/12	Aa2	225	226,550
Bank of Nova Scotia, Sub. Debs. (Canada)
6.25%, 09/15/08(l)	A1	50	55,046
BB&T Corp., Sub. Notes
6.50%, 08/01/11	A2	70	78,682
Capital One Bank, Notes
4.25%, 12/01/08	Baa2	180	179,416
Countrywide Home Loans, Inc., Gtd. Notes
5.50%, 02/01/07	A3	135	144,754
Northern Trust Co., Sub. Notes
4.60%, 02/01/13	A1	115	111,723
US Bank NA, Notes
2.85%, 11/15/06	Aa2	175	175,967
Wachovia Corp., Sub. Notes
6.40%, 04/01/08	A1	80	88,300

			1,224,145

Financial Services — 1.4%
Alamosa Delaware, Inc., Gtd. Notes
11.00%, 07/31/10	Caa1	74	80,660
Arch Western Finance, Sr. Notes
6.75%, 07/01/13 144A (cost $50,000; purchased 06/19/03)(g)	Ba2	50	51,500
ASAT Finance LLC, Gtd. Notes
12.50%, 11/01/06	B3	146	155,939

	Moody’s Rating (Unaudited)	Par (000)	Value

Bank One Corp., Sub. Notes
5.25%, 01/30/13	A1	$270	$277,486
Bear Stearns Co., Inc., Notes
4.00%, 01/31/08	A1	230	234,481
BHP Finance USA Ltd., Gtd. Notes (Australia)
4.80%, 04/15/13(l)	A2	135	135,595
CIT Group, Inc., Sr. Notes
2.875%, 09/29/06	A2	90	90,298
7.75%, 04/02/12	A2	175	207,076
Citigroup, Inc., Sub. Notes
5.625%, 08/27/12	Aa2	240	253,788
Dollar Financial Group, Gtd. Notes
9.75%, 11/15/11 144A (cost $50,641; purchased 11/07/03 - 11/10/03)(g)	B3	50	52,000
Equinox Holdings Ltd., Sr. Notes (South Africa)
9.00%, 12/15/09 144A (cost $50,813; purchased 12/09/03)(g)(l)	B3	50	52,250
Ford Motor Credit Co., Notes
6.50%, 01/25/07	A3	380	405,065
Franklin Resources, Inc., Notes
3.70%, 04/15/08	A2	55	54,755
General Electric Capital Corp., Notes
3.50%, 05/01/08	Aaa	185	185,372
6.00%, 06/15/12	Aaa	360	391,054
General Motors Acceptance Corp., Notes
7.25%, 03/02/11	A3	230	252,690
Goldman Sachs Group, Inc., Notes
4.125%, 01/15/08	Aa3	220	225,775
6.125%, 02/15/33	Aa3	75	75,785
HBOS PLC, Sub. Notes (United Kingdom)
6.00%, 11/01/33 144A (cost $167,976; purchased 10/22/03)(g)(l)	Aa3	170	169,701
Household Finance Corp., Notes
5.75%, 01/30/07	A1	70	75,731
6.375%, 11/27/12	A1	55	60,441
International Lease Finance Corp., Notes
6.375%, 03/15/09	A1	275	303,284
John Deere Capital Corp., Notes
7.00%, 03/15/12	A3	190	219,227
John Hancock Global Funding II, Notes
5.625%, 06/27/06 144A (cost $239,073; purchased 06/20/01)(g)	Aa3	240	257,069

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Lehman Brothers Holdings, Inc., Notes
4.00%, 01/22/08	A1	$115	$117,403
Morgan Stanley, Notes
3.625%, 04/01/08	Aa3	105	105,251
Orion Power Holdings, Inc., Sr. Notes
12.00%, 05/01/10	B2	75	91,500
Pemex Project Funding Master Trust, Gtd. Notes
7.375%, 12/15/14	Baa1	215	230,588
PHH Corp., Notes
7.125%, 03/01/13	Baa1	140	157,107
SLM Corp., Notes
4.00%, 01/15/09	A2	225	226,802
Union Planters Corp., Notes
4.375%, 12/01/10	A2	120	119,683
Verizon Global Funding Corp., Notes
7.75%, 12/01/30 A2	A2	165	194,546
Williams Scotsman, Inc., Gtd. Notes
9.875%, 06/01/07	B3	25	25,438

			5,535,340

Food — 0.3%
Agrilink Foods, Inc., Gtd. Notes
11.875%, 11/01/08	B3	25	26,500
B&G Foods, Inc., Gtd. Notes, Series D
9.625%, 08/01/07	B3	75	78,000
Dole Foods Co., Sr. Notes
8.875%, 03/15/11	B2	100	109,750
Luigino’s, Inc., Sr. Sub. Notes
10.00%, 02/01/06	B3	100	103,000
McCormick & Co., Inc., Notes
6.40%, 02/01/06	A2	260	281,615
Pantry, Inc., Gtd. Notes
10.25%, 10/15/07	B3	75	78,000
Pinnacle Foods Holding Corp., Sr. Sub. Notes
8.25%, 12/01/13 144A (cost $102,250; purchased 11/20/03 - 12/12/03)(g)	B3	100	104,000
PSF Group Holdings, Inc., Sr. Notes
9.25%, 06/15/11	B1	50	50,750
United Agricultural Products, Sr. Notes
8.25%, 12/15/11 144A (cost $101,750; purchased 12/11/03 - 12/16/03)(g)	B3	100	103,250

			934,865

	Moody’s Rating (Unaudited)	Par (000)	Value

Furniture
Interface, Inc., Sr. Notes
10.375%, 02/01/10	Caa1	$75	$79,688
Norcraft Companies L.P., Sr. Sub. Notes
9.00%, 11/01/11 144A (cost $77,124; purchased 10/10/03)(g)	B3	75	80,625

			160,313

Healthcare Services — 0.2%
AmeriPath, Inc., Gtd. Notes
10.50%, 04/01/13	B3	50	54,250
Concentra Operating Corp., Gtd. Notes
13.00%, 08/15/09	B3	75	84,000
9.50%, 08/15/10	B3	25	27,125
Genesis Healthcare Corp., Sr. Sub. Notes
8.00%, 10/15/13 144A (cost $76,406; purchased 10/23/03)(g)	B3	75	78,563
Highmark, Inc., Notes
6.80%, 08/15/13 144A (cost $79,823; purchased 08/14/03)(g)	Baa3	80	87,069
InSight Health Services Corp., Gtd. Notes
9.875%, 11/01/11(a)	B3	50	53,750
Quintiles Transnational Corp., Sr. Sub. Notes
10.00%, 10/01/13 144A (cost $50,000; purchased 09/12/03)(g)	B3	50	54,250
Tenet Healthcare Corp.,
Notes 7.375%, 02/01/13(a)	B1	75	75,750
Sr. Notes
6.50%, 06/01/12	B1	25	24,094
Vicar Operating, Inc., Gtd. Notes
9.875%, 12/01/09	B3	75	83,625

			622,476

Hotels & Motels — 0.2%
Courtyard by Marriott II Ltd., Sr. Notes, Series B
10.75%, 02/01/08	B2	215	217,150
Extended Stay America, Sr. Sub. Notes
9.875%, 06/15/11	B2	25	28,125
Hammons, (John Q.) Hotels L.P., First Mortgage Notes
8.875%, 05/15/12	B2	100	110,750
Hilton Hotels Corp., Notes
7.625%, 12/01/12	Ba1	25	28,125

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value
Host Marriott L.P., Gtd. Notes
9.50%, 01/15/07	Ba3	$50	$55,875
La Quinta Properties, Sr. Notes
8.875%, 03/15/11	Ba3	125	138,906

			578,931

Industrial Products — 0.3%
Actuant Corp., Gtd. Notes
13.00%, 05/01/09	B2	179	233,595
Brand Services, Inc., Gtd. Notes
12.00%, 10/15/12	B3	75	87,000
Euramax International PLC, Sr. Sub. Notes
8.50%, 08/15/11 144A (cost $25,000; purchased 07/30/03)(g)	B2	25	26,750
Four M Corp., Sr. Notes, Series B
12.00%, 06/01/06	B3	125	125,000
Massey Energy Co., Sr. Notes
6.625%, 11/15/10 144A (cost $75,000; purchased 11/05/03)(g)	Ba3	75	77,250
Mobile Mini, Inc., Sr. Notes
9.50%, 07/01/13	B2	75	82,875
National Waterworks, Inc., Gtd. Notes
10.50%, 12/01/12	B3	100	112,250
Shaw Group, Inc., Sr. Notes
10.75%, 03/15/10 144A (cost $76,392; purchased 07/16/03 - 11/06/03)(g)	Ba2	75	79,875
Steel Dynamics, Inc., Gtd. Notes
9.50%, 03/15/09	B1	125	139,375

			963,970

Insurance — 0.5%
AIG SunAmerica Global Financing XII, Notes
5.30%, 05/30/07 144A (cost $274,779; purchased 05/15/02)(g)	Aaa	275	294,853
Allstate Financial Global Funding LLC, Notes
5.25%, 02/01/07 144A (cost $179,565; purchased 01/24/02)(g)	Aa2	180	193,616
Fund American Companies, Inc., Notes
5.875%, 05/15/13	Baa2	70	70,975
Marsh & McLennan Companies, Inc., Notes
3.625%, 02/15/08	A2	80	80,358
Metlife, Inc., Sr. Notes
6.125%, 12/01/11	A2	200	218,464

	Moody’s Rating (Unaudited)	Par (000)	Value
Nationwide Financial Services, Inc., Sr. Notes
5.90%, 07/01/12	A3	$325	$339,767
NLV Financial Corp., Sr. Notes
7.50%, 08/15/33 144A (cost $121,259; purchased 08/20/03 - 12/03/03)(g)	Baa3	120	124,996
Principal Life Global Funding I, Notes
5.125%, 10/15/13 144A (cost $183,860; purchased 10/20/03)(g)	Aa3	185	185,833
Security Benefit Life Insurance Co., Notes
7.45%, 10/01/33 144A (cost $79,820; purchased 09/26/03)(g)	Baa1	80	81,908
XL Capital Ltd., Gtd. Notes
6.50%, 01/15/12	A2	240	263,105

			1,853,875

Machinery & Equipment — 0.1%
Case New Holland, Inc., Sr. Notes
9.25%, 08/01/11 144A (cost $49,335; purchased 07/29/03)(g)	Ba3	50	56,250
Cummins, Inc., Sr. Notes
9.50%, 12/01/10 144A (cost $26,000; purchased 11/18/02)(g)	Ba2	25	28,875
Manitowoc Co., Inc. (The), Sr. Notes
7.125%, 11/01/13	B1	50	51,938
Trimas Corp., Gtd. Notes
9.875%, 06/15/12	B3	100	104,750

			241,813

Medical Supplies & Equipment — 0.1%
Fisher Scientific International, Inc., Sr. Sub. Notes
8.125%, 05/01/12	B2	65	70,038
Fresenius Medical Capital Trust II, Gtd. Notes
7.875%, 02/01/08	Ba2	250	268,125

			338,163

Metals & Mining — 0.3%
Alcan, Inc., Bonds (Canada)
6.125%, 12/15/33(l)	Baa1	175	176,670
Allegheny Technologies, Inc., Notes
8.375%, 12/15/11	B2	25	24,625
Century Aluminum Co., Notes
11.75%, 04/15/08	B1	100	112,000

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value
Compass Minerals Group, Inc., Gtd. Notes
10.00%, 08/15/11	B3	$25	$28,125
Falconbridge Ltd., Notes (Canada)
7.35%, 06/05/12(l)	Baa3	185	209,351
Freeport-McMoRan Resource Partners, Inc. L.P., Sr. Notes
7.00%, 02/15/08	Caa1	150	96,750
Gerdau Ameristeel Corp., Sr. Notes (Canada)
10.375%, 07/15/11 144A (cost $124,536; purchased 06/23/03 - 11/24/03)(g)(l)	B2	125	138,750
Ipsco, Inc., Sr. Notes (Canada)
8.75%, 06/01/13(l)	Ba3	25	27,813
Jorgensen, (Earle, M.) Co., Sec’d. Notes
9.75%, 06/01/12	B2	175	195,125
Neenah Corp., Sec’d. Notes
11.00%, 09/30/10 144A (cost $27,221; purchased 10/15/03)(g)	B2	25	27,625
Sr. Sub. Notes
13.00%, 09/30/13 144A (cost $49,531; purchased 10/14/03)(g)	CCC+(d)	50	51,125

			1,087,959

Oil & Gas — 0.7%
AmeriGas Partners L.P., Sr. Notes
8.875%, 05/20/11	B2	175	193,375
ANR Pipeline, Inc., Notes
8.875%, 03/15/10	B1	25	28,219
Baker Hughes, Inc., Sr. Notes
6.875%, 01/15/29	A2	200	227,190
Buckeye Partners L.P., Notes
6.75%, 08/15/33	Baa2	75	78,924
ConocoPhillips, Gtd. Notes
5.90%, 10/15/32	A3	150	150,918
Devon Financing Corp., Gtd. Notes
6.875%, 09/30/11(a)	Baa2	145	164,670
Dynegy Holdings, Inc.,. Debs.
7.625%, 10/15/26	Caa2	25	21,719
Sr. Notes
8.75%, 02/15/12(a)	Caa2	25	25,250
El Paso Corp., Sr. Notes
8.05%, 10/15/30	Caa1	25	21,875
7.80%, 08/01/31	Caa1	50	42,813
7.75%, 01/15/32	Caa1	150	128,625
Encore Acquisition Co., Gtd. Notes
8.375%, 06/15/12	B2	50	54,375

	Moody’s Rating (Unaudited)	Par (000)	Value
Hanover Equipment Trust, Sec’d. Notes
8.50%, 09/01/08	B2	$25	$26,625
Hilcorp Energy I L.P., Sr. Notes
10.50%, 09/01/10 144A (cost $75,000; purchased 08/05/03)(g)	B3	75	82,500
Kaneb Pipe Line Operating Partnership L.P., Sr. Notes
7.75%, 02/15/12	Ba1	90	103,141
Kinder Morgan, Inc., Sr. Notes
6.50%, 09/01/12	Baa2	180	198,962
Magnum Hunter Resources, Inc., Gtd. Notes
9.60%, 03/15/12	B2	50	57,000
Occidental Petroleum Corp., Notes
4.25%, 03/15/10	Baa1	75	75,572
Panhandle Eastern Pipe Line Co., Notes
4.80%, 08/15/08 144A (cost $69,745; purchased 08/13/03)(g)	Baa3	70	72,199
Petroleum Geo-Services ASA, Notes (Norway)
10.00%, 11/05/10(l)	NR	75	80,625
Pride Petroleum Services, Inc., Sr. Notes
9.375%, 05/01/07	Ba2	67	69,178
PSE&G Energy Holdings, Inc., Sr. Notes
8.50%, 06/15/11	Ba3	75	83,531
Southern Natural Gas Co., Notes
8.875%, 03/15/10	B1	50	56,438
Tom Brown, Inc., Notes
7.25%, 09/15/13	Ba3	25	26,563
Transocean, Inc., Notes
7.50%, 04/15/31	Baa2	110	126,363
Westport Resources Corp., Gtd. Notes
8.25%, 11/01/11	Ba3	25	27,625
Williams Companies, Inc., Debs.
7.50%, 01/15/31	B3	250	254,374

			2,478,649

Paper & Forest Products — 0.3%
Ainsworth Lumber, (Canada) Sec’d. Notes
13.875%, 07/15/07(l)	B3	125	144,375
Sr. Notes
12.50%, 07/15/07(l)	B3	25	29,500
Boise Cascade Co., Sr. Notes
7.00%, 11/01/13	Ba2	25	26,281

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value
Celulosa Arauco y Constitucion SA, Notes (Chile)
5.125%, 07/09/13(l)	Baa2	$160	$156,877
Georgia-Pacific Corp., Debs.
9.875%, 11/01/21	Ba3	50	52,500
Gtd. Notes
9.375%, 02/01/13	Ba2	100	115,500
Graphic Packaging International Corp., Gtd. Notes
8.50%, 08/15/11 144A (cost $25,000; purchased 08/01/03)(g)	B2	25	27,500
JSG Funding PLC, Sr. Notes (Ireland)
9.625%, 10/01/12(l)	B2	50	56,250
Longview Fibre Co., Sr. Sub. Notes
10.00%, 01/15/09	B2	100	110,250
Potlatch Corp., Gtd. Notes
10.00%, 07/15/11	Ba1	25	28,000
SCA Coordination Center NV, Gtd. Notes (Belgium)
4.50%, 07/15/15 144A (cost $119,264; purchased 06/30/03)(g)(l)	A3	120	112,457
Weyerhaeuser Co., Notes
6.75%, 03/15/12	Baa2	180	196,681

			1,056,171

Pharmaceuticals — 0.1%
Abbott Laboratories, Notes
5.625%, 07/01/06	A1	210	226,646
Alpharma, Inc., Sr. Notes
8.625%, 05/01/11 144A (cost $25,000; purchased 04/16/03)(g)	B3	25	25,500
Biovail Corp. (Canada)
7.875%, 04/01/10(l)	B2	50	51,250

			303,396

Printing & Publishing — 0.3%
Canwest Media, Inc., Sr. Sub. Notes
10.625%, 05/15/11	B2	100	114,750
CBD Media, Sr. Sub. Notes
8.625%, 06/01/11 144A (cost $50,688; purchased 06/09/03)(g)	B3	50	55,000
Dex Media East LLC, Gtd. Notes
9.875%, 11/15/09	B2	25	28,625
12.125%, 11/15/12	B3	150	185,999

	Moody’s Rating (Unaudited)	Par (000)	Value
Dex Media West LLC, Sr. Notes
8.50%, 08/15/10 144A (cost $25,000; purchased 08/15/03)(g)	B2	$25	$27,969
Dex Media West, Sr. Sub. Notes
9.875%, 08/15/13 144A (cost $75,000; purchased 08/15/03)(g)	B3	75	87,563
Dex Media, Inc., Disc. Notes, Zero Coupon (until 11/15/08)
9.00%, 11/15/13 144A (cost $66,501; purchased 11/03/03 - 11/04/03)(g)	Caa1	100	70,750
Notes
8.00%, 11/15/13 144A (cost $25,000; purchased 11/03/03)(g)	Caa1	25	26,563
Hollinger International Publishing, Sr. Notes
9.00%, 12/15/10	B2	100	106,750
Hollinger Participation Trust, Sr. Notes
12.125%, 11/15/10 [PIK] 144A (cost $84,563; purchased 12/06/01)(g)	B3	75	89,438
Houghton Mifflin Co., Sr. Sub. Notes
9.875%, 02/01/13	B3	75	82,875
Liberty Group Operating, Inc., Gtd. Notes
9.375%, 02/01/08	Caa1	50	50,750
Primedia, Inc., Sr. Notes
8.875%, 05/15/11	B3	25	26,438
8.00%, 05/15/23 144A (cost $25,000; purchased 05/08/03)(g)	B3	25	25,625
Quebecor Media, Inc., Sr. Notes
11.125%, 07/15/11	B2	150	174,374
Sun Media Corp., Gtd. Notes
7.625%, 02/15/13	Ba3	50	53,750
Transwestern Publishing Co., Gtd. Notes
9.625%, 11/15/07	B2	25	26,000

			1,233,219

Railroads
Canadian National Railway Co., Notes (Canada)
4.40%, 03/15/13(l)	Baa1	130	125,293

Real Estate — 0.2%
LNR Property Corp., Sr. Sub. Notes
7.625%, 07/15/13	Ba3	100	105,500

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value
Pulte Homes, Inc., Gtd. Notes
7.875%, 08/01/11	Baa3	$150	$177,053
Rouse Co., Notes
8.43%, 04/27/05	Baa3	350	375,442
Universal City Development Partners L.P., Sr. Notes
11.75%, 04/01/10 144A (cost $52,519; purchased 03/21/03 - 07/14/03)(g)	B2	50	59,000
Wackenhut Corrections Corp., Sr. Notes
8.25%, 07/15/13 144A (cost $25,000; purchased 07/01/03)(g)	B1	25	26,625
WCI Communities, Inc., Gtd. Notes
9.125%, 05/01/12	Ba3	25	27,625
Williams Scotsman, Inc., Sec’d. Notes
10.00%, 08/15/08	B2	50	55,063

			826,308

Restaurants
O’Charley’s, Inc., Sr. Sub. Notes
9.00%, 11/01/13 144A (cost $50,125; purchased 10/30/03 - 12/08/03)(g)	Ba3	50	50,500
Perkins Family Restuarants L.P., Sr. Notes
10.125%, 12/15/07(a)	B1	75	76,875

			127,375

Retail & Merchandising — 0.2%
Asbury Automotive Group, Inc., Sr. Sub. Notes
8.00%, 03/15/14 144A (cost $50,219; purchased 12/18/03)(g)	B3	50	50,500
AutoZone, Inc., Sr. Notes
4.75%, 11/15/10	Baa2	135	135,697
Barneys New York, Inc., Gtd. Notes
9.00%, 04/01/08	B3	25	23,875
Commemorative Brands, Inc., Sr. Sub. Notes
11.00%, 01/15/07	Caa1	50	51,250
Fred Meyer, Inc., Gtd. Notes
7.45%, 03/01/08	Baa3	170	193,793
Office Depot, Inc., Notes
6.25%, 08/15/13	Baa3	160	168,303

			623,418

	Moody’s Rating (Unaudited)	Par (000)	Value
Semiconductors — 0.1%
AMI Semiconductor, Inc., Gtd. Notes
10.75%, 02/01/13	B3	$33	$39,435
Fairchild Semiconductor International Corp., Sr. Sub. Notes
10.50%, 02/01/09	B2	200	224,000
On Semiconductor Corp., Gtd. Notes
13.00%, 05/15/08	Caa1	75	87,563
12.00%, 03/15/10	B3	50	59,875

			410,873

Telecommunications — 1.1%
ACC Escrow Corp., Sr. Notes
10.00%, 08/01/11 144A (cost $73,375; purchased 07/25/03)(g)	B2	75	83,625
Alaska Communications Systems Holdings, Inc., Sr. Notes
9.875%, 08/15/11 144A (cost $73,644; purchased 04/07/03 - 04/11/03)(g)	B2	75	79,125
AT&T Wireless Services, Inc., Sr. Notes
7.875%, 03/01/11	Baa2	120	138,506
8.75%, 03/01/31	Baa2	120	148,583
Avaya, Inc., Sec’d. Notes
11.125%, 04/01/09	B2	50	58,750
British Telecom PLC, Notes United Kingdom)
8.375%, 12/15/10(l)	Baa1	135	164,546
Centennial Communications Corp., Gtd. Notes
10.125%, 06/15/13	Caa1	50	55,250
Cincinnati Bell, Inc., Sr. Sub. Notes
8.375%, 01/15/14 144A (cost $50,625; purchased 10/31/03)(g)	B3	50	54,250
Citizens Communications Co., Sr. Notes
9.00%, 08/15/31	Baa2	95	111,223
Deutsche Telekom International Finance, Gtd. Notes (Germany)
5.25%, 07/22/13(l)	Baa3	150	151,872
DIRECTV Holdings LLC, Sr. Notes
8.375%, 03/15/13	B1	50	58,250

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value
Dobson Communications Corp., Sr. Notes
10.875%, 07/01/10(a)	B3	$100	$109,500
8.875%, 10/01/13 144A (cost $75,750; purchased 09/12/03 - 12/03/03)(a)(g)	B3	75	76,313
Echostar DBS Corp., Sr. Notes
10.375%, 10/01/07	Ba3	50	55,188
9.125%, 01/15/09		3	3,371
Eircom Funding, Sr. Sub. Notes (Ireland)
8.25%, 08/15/13(l)	B1	25	27,813
France Telecom SA, Notes (France)
9.25%, 03/01/11(l)	Baa3	75	90,229
Insight Midwest L.P., Sr. Notes
10.50%, 11/01/10	B2	100	109,250
INTELSAT Ltd., Notes
5.25%, 11/01/08 144A (cost $74,982; purchased 10/31/03)(g)	Baa3	75	77,261
LCI International, Inc., Sr. Notes
7.25%, 06/15/07	Caa1	50	48,250
Lucent Technologies, Inc., Notes
5.50%, 11/15/08	Caa1	75	70,125
Motorola, Inc., Notes
6.75%, 02/01/06(a)	Baa3	100	107,791
Nextel Communications, Inc., Notes
6.00%, 06/01/11	B2	50	62,250
Sr. Notes
9.375%, 11/15/09	B2	25	27,313
9.50%, 02/01/11	B2	50	56,750
6.875%, 10/31/13	B2	100	105,500
7.375%, 08/01/15	B2	150	161,999
Nextel Partners, Inc., Sr. Notes
11.00%, 03/15/10	Caa1	25	27,813
8.125%, 07/01/11	Caa1	75	80,250
Nortel Networks Corp., Notes (Canada)
6.875%, 09/01/23(l)	B3	100	95,500
Nortel Networks Ltd., Notes (Canada)
6.125%, 02/15/06(l)	B3	25	25,438
Qwest Corp., Notes
8.875%, 03/15/12 144A (cost $81,346; purchased 04/16/03 - 04/17/03)(g)	Ba3	75	86,250
Qwest Services Corp., Notes
13.50%, 12/15/10 144A (cost $187,900; purchased 01/03/03 - 01/06/03)(g)	CCC+(d)	175	213,499

	Moody’s Rating (Unaudited)	Par (000)	Value
Rogers Cantel, Inc., Debs.
9.375%, 06/01/08	Ba3	$25	$26,281
Sr. Sub. Notes (Canada)
8.80%, 10/01/07(l)	B2	25	25,813
Rogers Wireless, Inc., Sec’d. Notes
9.625%, 05/01/11	Ba3	50	59,625
Sprint Capital Corp., Gtd. Notes
6.375%, 05/01/09	Baa3	350	374,563
Telefonos de Mexico SA, Notes (Mexico)
4.50%, 11/19/08 144A (cost $94,798; purchased 11/12/03)(a)(g)(l)	A3	95	95,619
Telex Communications, Inc., Sec’d. Notes
11.50%, 10/15/08 144A (cost $25,000; purchased 10/31/03)(g)	B3	25	26,688
TSI Telecommunication Services, Inc., Gtd. Notes
12.75%, 02/01/09	B3	50	55,125
U.S. Unwired, Inc., Gtd. Notes, Zero Coupon (until 11/01/04)
13.375%, 11/01/09	Caa2	75	54,750
United States Cellular Corp., Notes
6.70%, 12/15/33	Baa1	110	110,391
Verizon Florida, Inc., Debs.
6.125%, 01/15/13	A1	115	123,328
Verizon Virginia, Inc., Debs.
4.625%, 03/15/13	Aa3	105	101,421
Western Wireless Corp., Sr. Notes
9.25%, 07/15/13	Caa1	125	132,500

			4,007,737

Transportation — 0.2%
Hertz Corp., Notes
4.70%, 10/02/06	Baa2	80	81,460
Petroleum Helicopters, Inc., Gtd. Notes, Series B
9.375%, 05/01/09	B1	75	79,875
Travelcenters of America, Inc., Gtd. Notes
12.75%, 05/01/09	B3	175	202,125
Union Pacific Corp., Notes
6.50%, 04/15/12	Baa2	200	222,480
Union Tank Car Co., Notes
7.125%, 02/01/07	A2	150	167,002

			752,942

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value
Utilities — 1.4%
AES Corp., Sec’d. Notes
9.00%, 05/15/15 144A (cost $102,309; purchased 05/01/03 - 09/10/03)(g)	B2	$100	$113,500
AES Corp., Sr. Notes
9.375%, 09/15/10(a)	B3	75	83,531
8.875%, 02/15/11	B3	125	136,875
Allegheny Energy Supply Co. LLC, Notes
7.80%, 03/15/11	B3	125	116,563
8.75%, 04/15/12 144A (cost $40,939; purchased 04/11/03)(g)	B3	50	47,375
American Electric Power Co., Inc., Sr. Notes
5.375%, 03/15/10	Baa3	105	110,187
Appalachian Power Co., Sr. Notes
4.80%, 06/15/05	Baa2	185	192,595
Aquila, Inc., Sr. Notes
14.875%, 07/01/12	Caa1	25	33,625
Black Hills Corp., Notes
6.50%, 05/15/13	Baa3	150	152,307
Calpine Corp., Sec’d. Notes
8.50%, 07/15/10 144A (cost $50,000; purchased 07/10/03)(a)(g)	B(d)	50	49,000
9.875%, 12/01/11 144A (cost $49,019; purchased 11/06/03)(g)	B(d)	50	51,625
Canadian Natural Resources Ltd., Notes (Canada)
7.20%, 01/15/32(l)	Baa1	300	348,456
CE Electric UK Funding Co., Sr. Notes (United Kingdom)
6.853%, 12/30/04 144A (cost $185,000; purchased 10/31/02)(g)(l)	Baa3	185	191,076
CenterPoint Energy Resources Corp., Debs.
6.50%, 02/01/08	Ba1	61	65,406
Chesapeake Energy Corp., Gtd. Notes
9.00%, 08/15/12	Ba3	100	115,500
CMS Energy Corp., Sr. Notes
9.875%, 10/15/07	B3	100	112,000
8.50%, 04/15/11	B3	25	27,125
Duke Capital Corp., Sr. Notes
7.50%, 10/01/09(a)	Baa3	175	200,359

	Moody’s Rating (Unaudited)	Par (000)	Value
Dynegy Holdings, Inc., Sec’d. Notes
10.125%, 07/15/13 144A (cost $127,416; purchased 08/01/03 - 12/03/03)(g)	B3	$125	$144,375
Edison Mission Energy, Sr. Notes
9.875%, 04/15/11	B2	100	104,500
Entergy Gulf States, Inc., First Mortgage Notes
5.20%, 12/03/07	Baa3	160	164,848
Entergy Louisiana, Inc., First Mortgage Notes
6.50%, 03/01/08	Aaa	475	484,663
Exelon Generation Co. LLC, Notes
5.35%, 01/15/14 144A (cost $154,946; purchased 12/16/03)(g)	Baa1	155	154,724
FirstEnergy Corp., Notes
5.50%, 11/15/06	Baa2	175	181,416
Florida Power & Light Co., First Mortgage Notes
5.95%, 10/01/33	Aa3	125	128,487
Illinois Power Corp., First Mortgage Notes
11.50%, 12/15/10	B3	75	91,125
North American Energy Partners, Inc., Sr. Notes
8.75%, 12/01/11 144A (cost $76,781; purchased 11/21/03 - 12/01/03)(g)	B2	75	79,125
NRG Energy, Inc., Sec’d. Notes
8.00%, 12/15/13 144A (cost $75,000; purchased 12/17/03)(g)	B2	75	79,219
Ohio Edison Co., Sr. Notes
4.00%, 05/01/08 144A (cost $174,381; purchased 10/01/03)(g)	Baa2	175	171,311
Pepco Holdings, Inc., Notes
3.75%, 02/15/06	Baa2	150	152,899
Pinnacle West Capital Corp., Sr. Notes
6.40%, 04/01/06	Baa2	150	160,991
Public Service Co. of New Mexico, Sr. Notes
4.40%, 09/15/08	Baa3	155	157,124
Public Service Electric & Gas Co., First Mortgage Notes
7.00%, 09/01/24	A3	300	307,360

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value
Reliant Resources, Inc., Sec’d. Notes
9.50%, 07/15/13 144A (cost $123,525; purchased 06/26/03 - 11/24/03)(g)	B1	$125	$134,375
Sempra Energy Co., Notes
6.00%, 02/01/13	Baa1	180	191,571
South Point Energy Center LLC, Gtd. Notes
9.825%, 05/30/19 144A (cost $107,634; purchased 04/22/03 - 06/16/03)(g)	B2	125	115,625
Suburban Propane Partners L.P., Sr. Notes
6.875%, 12/15/13 144A (cost $25,000; purchased 12/18/03)(g)	B1	25	25,375
TXU Energy Co., Sr. Notes
7.00%, 03/15/13	Baa2	70	77,580
Utilicorp Canada Finance Corp., Gtd. Notes (Canada)
7.75%, 06/15/11(l)	Caa1	50	48,625
Williams Companies, Inc., Notes
8.75%, 03/15/32	B3	25	28,375
WPD Holdings UK, Jr. Unsub. Notes (United Kingdom)
6.875%, 12/15/07 144A (cost $112,618; purchased 11/06/03)(g)(l)	Baa2	110	112,575

			5,470,561

Total Corporate Obligations
(Cost $41,541,199)			43,524,243

Total Long-Term Investments
(Cost $310,187,860)			352,477,250

SHORT-TERM INVESTMENTS — 17.3%
Certificate of Deposit — 0.2%
Svenska Handelsbank, Inc.
1.39%, 10/27/04(b)	543	543,182

Commercial Paper — 1.2%
Cancara Asset Securitisation Ltd.
1.11%, 01/12/04(b)	1,162	1,161,069
Concord Minutemen Capital Co.
1.10%, 02/10/04(b)	376	374,851
1.13%, 02/12/04(b)	83	83,261
Fairway Finance Corp.
1.10%, 01/12/04(b)	173	172,696
General Electric Capital Corp.
1.11%, 02/05/04(b)	261	260,464

	Par (000)	Value
Lexington Parker Capital Co.
1.10%, 01/12/04(b)	$116	$115,579
Monumental Global Funding
1.141%, 01/29/04 [FRN](b)(c)	57	57,179
Silver Tower U.S. Funding
1.13%, 02/02/04(b)	1,113	1,109,626
Tannehill Capital Co.
1.11%, 01/13/04(b)	540	538,527
Tulip Funding Corp.
1.10%, 01/21/04(b)	444	443,298

		4,316,550

Corporate Obligations — 4.8%
American Express Centurian
1.118%, 01/22/04 [FRN](b)(c)	462	461,570
1.144%, 01/22/04 [FRN](b)(c)	224	224,392
1.131%, 01/29/04 [FRN](b)(c)	237	237,498
Bear Stearns Co., Inc.
1.12%, 01/02/04 [FRN](b)(c)	2,342	2,342,107
Canadian Imperial Bank of Commerce
1.111%, 01/29/04 [FRN](b)(c)	87	87,149
General Electric Capital Corp.
1.13%, 01/02/04 [FRN](b)(c)	79	78,887
Goldman Sachs Group, Inc.
1.14%, 01/06/04 [FRN](b)(c)	1,331	1,330,767
Merrill Lynch & Co., Inc.
1.13%, 01/02/04(b)	503	503,327
1.13%, 01/02/04 [FRN](b)(c)	3,856	3,855,913
Morgan Stanley
1.03%, 01/02/04 [FRN](b)(c)	2,061	2,060,717
1.08%, 01/02/04 [FRN](b)(c)	1,316	1,315,938
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	962	961,984
1.10%, 01/02/04 [FRN](b)(c)	1,911	1,910,578
Societe Generale
1.08%, 01/02/04 [FRN](b)(c)	495	494,919
Westdeutsche Landesbank
1.13%, 01/09/04 [FRN](b)(c)	1,381	1,381,344
1.111%, 01/23/04 [FRN](b)(c)	87	86,668
1.111%, 01/29/04 [FRN](b)(c)	128	128,223

		17,461,981

	Shares
Non-Registered Investment Company — 4.8%
BlackRock Institutional Money Market Trust(b)(j)	17,327,902	17,327,902

Registered Investment Companies — 5.4%
BlackRock Provident Institutional Funds TempCash Portfolio	9,707,655	9,707,655

BlackRock Provident Institutional Funds TempFund Portfolio	9,707,654	9,707,654

		19,415,309

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value
Repurchase Agreement — 0.6%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $ 2,097,311 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN] (c), par value $2,573,167, market value including accrued interest $2,160,149)(b)	$2,097	$2,097,194

	Par (000)	Value

Time Deposits — 0.3%
Chase Manhattan Bank
0.875%, 01/02/04(b)	$723	$722,705
UBS Bank
0.938%, 01/02/04(b)	521	521,456

		1,244,161

Total Short-Term Investments
(Cost $62,406,279)		62,406,279

Total Investments — 115.2%
(Cost $372,594,139; Note 5)		414,883,517
Liabilities in Excess of Other Assets — (15.2%)		(54,731,408)

Net Assets — 100.0%		$360,152,109

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVT	Convertible Security
EUR	Euro Dollar
FRN	Floating Rate Note
IO	Interest Only
NR	Not Rated by Moody’s or Standard & Poor’s.
PIK	Payment-in-kind
REIT	Real Estate Investment Trust
TBA	Securities purchased on a forward commitment basis
TIPS	Treasury Inflation Protestion Securities
VR	Variable Rate Bond

symbol	description
*	Non-income producing security.
†	Less than $500 par.
(a)	Portion of securities on loan with an aggregate market value of $41,770,328; cash collateral $42,990,970 was received with which the portfolio purchased securities.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.
(d)	Standard & Poor’s rating.

AST T. Rowe Price Asset Allocation Portfolio

Schedule of Investments

December 31, 2003

symbol	description
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $9,232,709. The aggregate value, $9,703,785 represents 2.69% of net assets.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(j)	Security available to institutional investors only.
(l)	US$ Denominated Foreign Bonds.

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST T. Rowe Price Global Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value
LONG-TERM INVESTMENTS — 92.8%
FOREIGN BONDS — 51.1%
Australia — 0.3%
BHP Finance USA Ltd., Gtd. Notes
4.80%, 04/15/13	A2	USD210	$210,926
New South Wales Treasury Corp., Gtd. Notes
6.00%, 05/01/12	AAA(d)	AUD495	379,512

			590,438

Austria — 4.3%
Republic of Austria, Unsub. Notes
4.00%, 07/15/09	Aaa	ATS7,585	9,710,704
Telekom Finanzmanagement GmbH, Gtd. Notes
5.00%, 07/22/13	Baa2	75	94,877

			9,805,581

Belgium — 0.1%
SCA Coordination Center NV, Gtd. Notes
4.50%, 07/15/15 144A (cost $163,988; purchased 6/30/03)(g)	NR	USD165	154,629

Canada — 2.8%
Alcan, Inc., Bonds
6.125%,12/15/33	Baa1	190	191,814
Canadian Government, Bonds
5.25%,06/01/12	Aaa	CAD2,680	2,175,150
5.25%, 06/01/13	Aaa	3,910	3,128,121
Canadian National Railway Co., Notes
4.40%, 03/15/13	Baa1	USD205	197,577
Canadian Natural Resources Ltd., Notes
7.20%, 01/15/32	Baa1	285	331,033
Falconbridge Ltd., Notes
7.35%, 06/05/12	Baa3	240	271,591
Ford Credit Canada, Sr. Notes
7.25%, 12/07/07	A3	CAD90	165,709

			6,460,995

	Moody’s Rating (Unaudited)	Par (000)	Value
Chile — 0.1%
Celulosa Arauco y Constitucion SA, Notes
5.125%, 07/09/13	Baa2	USD225	$220,608

Denmark — 1.1%
Danske Bank AS, Sub. Notes
4.25%, 06/20/16 [VR] (c)	Aa3	USD150	181,811
Kingdom of Denmark, Bonds
8.00%, 03/15/06	Aaa	DKK12,360	2,316,471
TDC AS, Unsub. Notes
5.875%, 04/24/06	Baa1	100	133,508

			2,631,790

Finland — 1.7%
Finland Government, Bonds
5.00%, 07/04/07	Aaa	FIM3,000	4,004,860

France — 5.0%
BNP Paribas SA, Sub. Notes
5.625%, 08/07/08	Aa3	EUR150	201,991
5.25%, 12/17/12	Aa3	100	131,937
Credit Lyonnais SA, Sub. Notes
5.00%, 11/15/12	A1	300	394,854
Crown Euro Holdings SA, Sec’d. Notes
9.50%, 03/01/11	B1	USD200	227,500
Dexia Credit Local, Notes
5.25%, 04/25/08	Aa2	EUR270	362,214
France Telecom SA, Notes
9.25%, 03/01/11	Baa3	USD90	108,274
Sr. Unsub. Notes
7.00%, 12/23/09	Baa3	EUR435	622,045
French Government, Bonds
5.00%, 04/25/12	Aaa	2,750	3,674,836
5.50%, 04/25/29	Aaa	1,280	1,749,175
Notes
5.75%, 10/25/32	Aaa	1,210	1,712,948
French Treasury Notes, Sr. Notes
3.00%, 07/12/08	AAA(d)	1,620	2,003,303
Vivendi Environment, Sr. Notes
5.875%, 06/27/08	Baa1	300	405,303

			11,594,380

AST T. Rowe Price Global Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Germany — 9.8%
German Government, Bonds
4.125%, 08/27/04	Aaa	EUR600	$766,540
5.00%, 05/20/05	Aaa	4,450	5,807,998
6.00%, 01/05/06	Aaa	4,200	5,636,799
4.00%, 02/16/07	Aaa	2,800	3,634,455
4.25%, 02/15/08	Aaa	300	390,515
4.50%, 07/04/09	Aaa	2,200	2,885,521
5.00%, 01/04/12	Aaa	1,750	2,338,040
5.50%, 01/04/31	Aaa	820	1,122,045

			22,581,913

Greece — 1.2%
Greek Government, Bonds
4.60%, 05/20/13	A1	965	1,237,561
6.50%, 01/11/14	NA	1,075	1,576,520

			2,814,081

Ireland — 1.3%
Irish Government, Bonds
4.25%, 10/18/07	Aaa	IEP2,000	2,609,339
Irish Life & Permanent PLC, Sub. Notes
6.25%, 02/15/11	A2	200	276,882

			2,886,221

Italy — 5.1%
Italy Treasury, Bonds
5.00%, 10/15/07	Aa2	EUR3,320	4,442,476
5.25%, 08/01/11	Aa2	1,170	1,585,344
7.25%, 11/01/26	Aa2	660	1,089,055
6.00%, 05/01/31	Aa2	240	344,580
Debs.
6.75%, 07/01/07	Aa2	2,920	4,109,009
UniCredito Italiano SPA, Sub. Notes
6.10%, 02/28/12	Aa3	150	208,197

			11,778,661

Japan — 5.7%
Japanese Government, Bonds
0.90%, 12/22/08	A2	UPY241,000	2,285,434
1.80%, 09/21/09	A2	308,000	3,045,967
1.30%, 06/20/11	A2	162,000	1,538,537
1.00%, 12/20/12	A2	527,100	4,809,005
2.00%, 06/20/22	A2	143,400	1,389,306

			13,068,249

	Moody’s Rating (Unaudited)	Par (000)	Value

Mexico
Telefonos de Mexico SA de CV, Notes
4.50%, 11/19/08 144A (cost $104,777; purchased 11/12/03)(g)	A3	USD105	$105,685

Netherlands — 3.2%
Deutsche Telekom International Finance BV, Gtd. Notes
7.50%, 05/29/07	Baa3	EUR390	550,737
5.25%, 07/22/13	Baa3	200	202,496
E.ON International Finance BV, Gtd. Notes
5.75%, 05/29/09	A1	200	273,696
ING Bank NV, Sub. Notes
5.50%, 01/04/12	Aa3	400	536,883
5.125%, 05/01/15 144A (cost $111,898; purchased 5/13/03)(g)	Aa3	USD110	109,868
Koninlijke KPN NV, Sr. Unsub. Notes
4.75%, 11/05/08	Baa2	EUR100	129,856
Netherlands Government, Bonds
5.75%, 02/15/07	Aaa	660	897,906
5.00%, 07/15/12	Aaa	1,205	1,610,724
4.25%, 07/15/13	Aaa	1,720	2,163,949
Olivetti Finance NV, Gtd. Notes
6.50%, 04/24/07	Baa2	225	307,163
7.25%, 04/24/12	Baa2	125	181,844
RWE Finance BV, Gtd. Notes
5.50%, 10/26/07	A1	200	268,846

			7,233,968

Poland — 2.4%
Polish Government, Bonds
5.75%, 06/24/08	A2	PLZ21,300	5,490,755

Russia — 0.5%
Russian Ministry of Finance, Debs.
3.00%, 05/14/11	Ba1	USD1,370	1,078,787

AST T. Rowe Price Global Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Spain — 1.1%
Spanish Government, Bonds
6.00%, 01/31/29	Aaa	EUR1,130	$1,648,530
5.75%, 07/30/32	Aaa	560	792,047

			2,440,577

Sweden — 0.5%
Swedish Government, Bonds
5.00%, 01/28/09	Aaa	SEK7,400	1,068,518

United Kingdom — 4.9%
Abbey National PLC, Sub. Notes
4.625%, 02/11/11	A1	GBP200	256,509
AIG SunAmerica Institutional Funding III Ltd., Sec’d. Notes
5.50%, 03/07/11	Aaa	315	426,644
British Telecom PLC, Notes
8.375%, 12/15/10	Baa1	USD205	249,867
Coca-Cola HBC Finance PLC, Gtd. Notes
5.25%, 06/27/06	A3	GBP200	264,469
HBOS PLC, Sub. Notes
6.00%, 11/01/33 144A (cost $177,857; purchased 10/22/03)(g)	Aa3	USD180	179,684
HBOS Treasury Services PLC, Gtd. Notes
4.75%, 02/06/07	Aa2	GBP300	394,933
Imperial Tobacco Finance, Gtd. Notes
6.375%, 09/27/06	Baa3	250	337,513
Monumental Global Funding, Sec’d. Notes
5.75%, 03/20/07	Aa3	120	217,311
NGG Finance PLC, Gtd. Notes
5.25%, 08/23/06	Baa1	200	264,192
Rio Tinto Finance PLC, Gtd. Notes
5.125%, 05/10/07	Aa3	200	265,658
Royal Bank of Scotland PLC, Sub. Notes
6.00%, 05/10/13	AA2	240	333,264
Union Bank of Switzerland London, Sub. Notes
8.00%, 01/08/07	Aa3	207	401,930
United Kingdom Treasury, Bonds
5.75%, 12/07/09	Aaa	465	879,368
5.00%, 03/07/12	AAA(d)	950	1,729,018
4.25%, 06/07/32	Aaa	2,080	3,475,296

	Moody’s Rating (Unaudited)	Par (000)	Value

United Kingdom, Bonds
8.50%, 12/07/05	Aaa	GBP575	$1,109,517
United Utilities Water PLC, Gtd. Notes
6.625%, 11/08/07	A2	200	278,672
WPD Holdings UK, Jr. Unsub. Notes
6.875%, 12/15/07 144A (cost $122,856; purchased 11/06/03)(g)	Baa2	USD120	122,809
WPP Group PLC, Unsub. Notes
5.125%, 06/18/04	Baa2	GBP135	172,289

			11,358,943

Total Foreign Bonds
(Cost $102,226,852)			117,369,639

U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.8%
Federal Home Loan Bank
5.75%, 05/15/12		USD900	981,881
Federal Home Loan Mortgage Corp.
Zero Coupon, 06/15/11 - 04/15/18 [IO]		1,581	190,453
4.50%, 03/15/16		1,000	996,110
4.641%, 09/01/32		302	309,277
5.00%, 12/01/08 - 01/01/34		2,654	2,660,980
5.50%, 04/15/28		925	952,475
6.00%, [TBA]		1,650	1,705,173
6.25%, 07/15/32		445	485,621
7.00%, 10/10/30 - 11/01/30		159	168,015

			7,468,104

Federal National Mortgage Assoc.
Zero Coupon, 02/01/32 - 04/01/33 [IO]		520	72,832
2.91%, 07/25/29		275	274,503
3.25%, 08/15/08		1,850	1,837,233
4.50%, 05/01/18		550	551,433
5.00%, 03/25/15		700	718,305
5.125%, 01/02/14		170	170,922
5.50%, 06/01/17 - 12/01/33		8,487	8,718,009
6.00%, 05/15/11 - 01/01/34		4,672	4,866,792

6.50%, 09/01/10 - 12/01/32		2,107	2,213,469
7.00%, 12/01/29 - 01/01/31		265	281,430

			19,704,928

AST T. Rowe Price Global Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Government National Mortgage Assoc.
4.00%, 10/15/18		USD1,016	$993,840
5.50%, 10/15/17 - 01/01/34		1,778	1,818,108
6.50%, 05/15/16 - 09/20/32		1,588	1,688,669
7.00%, 03/15/13 - 12/15/13		412	442,434
7.50%, 09/15/30 - 11/15/32		581	623,892

			5,566,943

Student Loan Marketing Assoc.
4.00%, 01/15/09		240	241,922

(Cost $33,666,688)			33,963,778

CORPORATE OBLIGATIONS — 12.4%
Aerospace — 0.1%
Boeing Co., Debs.
8.75%, 08/15/21	A2	125	159,247

Automobile Manufacturers — 0.3%
DaimlerChrysler NA Holding Corp., Notes
6.50%, 11/15/13	A3	335	353,537
General Motors Corp., Debs.
8.375%, 07/15/33	Baa1	275	314,149

			667,686

Automotive Parts — 0.2%
Rexnord Corp., Gtd. Notes
10.125%, 12/15/12	B3	200	221,000
TRW Automotive, Inc., Sr. Notes
9.375%, 02/15/13	B1	200	229,500

			450,500

Beverages — 0.2%
Anheuser-Busch Companies, Inc., Bonds
4.375%, 01/15/13	A1	280	273,064
Bottling Group LLC, Gtd. Notes
4.625%, 11/15/12	A3	200	199,271

			472,335

Broadcasting — 0.4%
Clear Channel Communications, Inc., Sr. Notes
4.625%, 01/15/08	Baa3	200	206,518
Hearst-Argyle Television, Inc., Sr. Notes
7.00%, 01/15/18	Baa3	180	198,980
Liberty Media Corp., Sr. Notes
2.64%, 09/17/06 [FRN](c)	Baa3	95	96,108

	Moody’s Rating (Unaudited)	Par (000)	Value
News America, Inc., Gtd. Notes
6.55%, 03/15/33	Baa3	USD280	$291,834
Univision Communications, Inc., Sr. Notes
2.875%, 10/15/06	Baa3	110	109,695

			903,135

Building Materials — 0.1%
Masco Corp., Notes
5.875%, 07/15/12	Baa1	245	261,068

Cable Television — 0.3%
Comcast Corp., Gtd. Notes
5.85%, 01/15/10	Baa3	415	443,777
Cox Communications, Inc., Notes
7.875%, 08/15/09	Baa2	225	266,156

			709,933

Chemicals — 0.3%
Chevron Phillips Chemical Co., Notes
5.375%, 06/15/07	Baa1	205	218,429
Dow Chemical Co., Notes
6.125%, 02/01/11	A3	150	161,631
Ethyl Corp., Gtd. Notes
8.875%, 05/01/10	B2	200	215,000

			595,060

Computer Hardware — 0.1%
International Business Machines Corp., Notes
4.25%, 09/15/09	A1	230	236,245

Consumer Products & Services — 0.1%
UST, Inc., Notes
6.625%, 07/15/12	A3	190	211,703

Containers & Packaging — 0.2%
Owens-Brockway Glass Containers Corp., Gtd. Notes
8.25%, 05/15/13	B2	200	215,500
Sealed Air Corp., Sr. Notes
5.375%, 04/15/08 144A (cost $217,849; purchased 4/09/03 - 6/26/03)(g)	Baa3	215	227,233

			442,733

Entertainment & Leisure — 0.3%
AOL Time Warner, Inc., Gtd. Notes
7.625%, 04/15/31	Baa1	210	243,195
Town Sports International, Inc., Gtd. Notes
9.625%, 04/15/11	B2	75	80,625
Viacom, Inc., Gtd. Notes
5.625%, 08/15/12	A3	120	127,909
5.50%, 05/15/33	A3	190	177,562

			629,291

AST T. Rowe Price Global Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Financial - Bank & Trust — 0.7%
ABN AMRO Bank NV, Sub. Notes
7.125%, 06/18/07	A1	USD215	$242,738
Bank of America Corp., Sr. Notes
6.125%, 12/16/10	Aa2	215	405,382
BB&T Corp., Sub. Notes
6.50%, 08/01/11	A2	90	101,163
Capital One Bank, Notes
4.25%, 12/01/08	Baa2	195	194,368
Northern Trust Co., Sub. Notes
4.60%, 02/01/13	A1	155	150,583
Suntrust Banks, Inc., Sub. Notes
6.375%, 04/01/11	Aa3	200	224,237
Wachovia Corp., Sub. Notes
6.40%, 04/01/08	A1	230	253,863

			1,572,334

Financial Services — 3.6%
Bank One Corp., Sub. Notes
5.25%, 01/30/13	A1	285	292,902
Bear Stearns Co., Inc., Notes
4.00%, 01/31/08	A1	260	265,066
Bunge Limited Finance Corp., Notes
4.375%, 12/15/08 144A (cost $150,069; purchased 12/10/03)(g)	Baa3	150	151,052
CIT Group, Inc., Sr. Notes
2.875%, 09/29/06	A2	100	100,331
7.75%, 04/02/12	A2	235	278,074
Citigroup, Inc., Sub. Notes
5.625%, 08/27/12	Aa2	400	422,981
Countrywide Home Loans, Inc., Gtd. Notes
5.50%, 02/01/07	A3	200	214,451
Duke Capital Corp., Sr. Notes
7.50%, 10/01/09	Baa3	190	217,532
Ford Motor Credit Co., Notes
6.50%, 01/25/07	A3	520	554,300
Franklin Resources, Inc., Notes
3.70%, 04/15/08	A2	80	79,644
General Electric Capital Corp., Notes
3.50%, 05/01/08	Aaa	270	270,543
Sr. Unsub. Notes
5.125%, 06/20/07	Aaa	425	566,487
Unsub. Notes
6.00%, 06/15/12	Aaa	470	510,543
General Motors Acceptance Corp., Notes
6.00%, 07/03/08	A3	190	252,109
7.25%, 03/02/11	A3	250	274,663
Unsub. Notes
6.125%, 03/15/07	A3	200	265,930

	Moody’s Rating (Unaudited)	Par (000)	Value

Goldman Sachs Group, Inc., Notes
4.125%, 01/15/08	Aa3	USD390	$400,237
4.25%, 08/04/10	Aa3	100	125,140
6.125%, 02/15/33	Aa3	115	116,204
Household Finance Corp., Notes
5.75%, 01/30/07	A1	200	216,373
6.375%, 11/27/12	A1	75	82,420
Unsub. Notes
5.125%, 06/24/09	A1	100	132,071
International Lease Finance Corp., Notes
6.375%, 03/15/09	A1	275	303,284
J.P. Morgan Chase & Co., Sub. Notes
5.75%, 01/02/13	A2	235	248,240
John Deere Capital Corp., Notes
7.00%, 03/15/12	A3	280	323,071
John Hancock Global Funding Ltd., Sec’d. Notes
3.875%, 02/08/06	AA(d)	200	255,487
Lehman Brothers Holdings, Inc., Notes
4.00%, 01/22/08	A1	130	132,716
Morgan Stanley, Notes
3.625%, 04/01/08	Aa3	170	170,406
Sr. Notes
4.375%, 03/01/10	Aa3	200	254,374
National Rural Utilities Cooperative Finance Corp., Collateral Trust
3.00%, 02/15/06	A1	270	273,511
PHH Corp., Notes
7.125%, 03/01/13	Baa1	150	168,329
State Street Corp., Sub. Notes
7.65%, 06/15/10	A1	170	203,565
Union Planters Corp., Notes
4.375%, 12/01/10	A2	130	129,657
Verizon Global Funding Corp., Notes
7.75%, 12/01/30	A2	245	288,872

			8,540,565

Financial — Brokerage —0.1%
Merrill Lynch & Co., Sr. Unsub. Notes
7.375%, 12/17/07	Aa3	90	173,800

Food — 0.3%
ConAgra Foods, Inc., Notes
7.50%, 09/15/05	Baa1	260	282,592
McCormick & Co., Inc., Notes
6.40%, 02/01/06	A2	310	335,771

			618,363

AST T. Rowe Price Global Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Healthcare Services
Highmark, Inc., Notes
6.80%, 08/15/13 144A (cost $99,779; purchased 8/14/03)(g)	Baa3	USD100	$108,837

Industrial Products — 0.2%
Collins & Aikman Floor Coverings, Gtd. Notes
9.75%, 02/15/10	B2	165	177,375
National Waterworks, Inc., Gtd. Notes
10.50%, 12/01/12	B3	150	168,375

			345,750

Insurance — 0.9%
AIG SunAmerica Global Financing XII, Notes
5.30%, 05/30/07 144A (cost $361,217; purchased 5/15/02 - 8/15/02)(g)	Aaa	355	380,628
Allstate Financial Global Funding LLC, Notes
5.25%, 02/01/07 144A (cost $264,360; purchased 1/24/02)(g)	Aa2	265	285,046
Fund American Companies, Inc., Notes
5.875%, 05/15/13	Baa2	105	106,463
Marsh & McLennan Companies, Inc., Bonds
3.625%, 02/15/08	A2	90	90,403
Metlife, Inc., Sr. Notes
6.125%, 12/01/11	A2	300	327,696
Nationwide Financial Services, Inc., Sr. Notes
5.90%, 07/01/12	A3	200	209,087
NLV Financial Corp., Sr. Notes
7.50%, 08/15/33 144A (cost $146,376; purchased 8/20/03 - 12/03/03)(g)	Baa3	145	151,036
Security Benefit Life Insurance Co., Notes
7.45%, 10/01/33 144A (cost $94,786; purchased 9/26/03)(g)	Baa1	95	97,266
XL Capital Ltd., Gtd. Notes
6.50%, 01/15/12	A1	290	317,919

			1,965,544

Medical Supplies & Equipment — 0.1%
Abbott Laboratories, Notes
5.625%, 07/01/06	A1	305	329,176

	Moody’s Rating (Unaudited)	Par (000)	Value

Oil & Gas — 1.0%
Baker Hughes, Inc., Sr. Notes
6.875%, 01/15/29	A2	USD300	$340,786
Buckeye Partners L.P., Notes
6.75%, 08/15/33	Baa2	95	99,971
ConocoPhillips, Gtd. Notes
5.90%, 10/15/32	A3	180	181,102
Devon Financing Corp., Gtd. Notes
6.875%, 09/30/11	Baa2	210	238,487
Kaneb Pipe Line Operating Partnership L.P., Sr. Notes
7.75%, 02/15/12	Ba1	145	166,171
Kinder Morgan, Inc., Sr. Notes
6.50%, 09/01/12	Baa2	235	259,757
Occidental Petroleum Corp., Notes
4.25%, 03/15/10	Baa1	110	110,839
Panhandle Eastern Pipe Line Co., Notes
4.80%, 08/15/08 144A (cost $89,673; purchased 8/13/03)(g)	Baa3	90	92,827
Pemex Project Funding Master Trust, Gtd. Notes
7.375%, 12/15/14	Baa1	400	429,001
Praxair, Inc., Notes
6.90%, 11/01/06	A3	240	267,613
Transocean, Inc., Notes
7.50%, 04/15/31	Baa2	130	149,338

			2,335,892

Paper & Forest Products —0.1%
Weyerhaeuser Co., Notes
6.75%, 03/15/12	Baa2	210	229,461

Pharmaceuticals
Alpharma, Inc., Sr. Notes
8.625%, 05/01/11 144A (cost $50,000; purchased 4/16/03)(g)	B3	50	51,000

Printing & Publishing — 0.1%
Houghton Mifflin Co., Sr. Sub. Notes
9.875%, 02/01/13	B3	100	110,500
Reed Elsevier Capital, Gtd. Notes
5.75%, 07/31/08	A3	165	223,465

			333,965

Railroads — 0.1%
Union Pacific Corp., Notes
6.50%, 04/15/12	Baa2	225	250,290

Real Estate — 0.1%
Pulte Homes, Inc., Gtd. Notes
7.875%, 08/01/11	Baa3	165	194,758

AST T. Rowe Price Global Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

WCI Communities, Inc., Gtd. Notes
9.125%, 05/01/12	Ba3	USD25	$27,625

			222,383

Retail & Merchandising —0.3%
AutoZone, Inc., Sr. Notes
4.75%, 11/15/10	Baa2	150	150,774
Fred Meyer, Inc., Gtd. Notes
7.45%, 03/01/08	Baa3	205	233,693
Office Depot, Inc., Notes
6.25%, 08/15/13	Baa3	185	194,600

			579,067

Telecommunications — 0.7%
AT&T Wireless Services, Inc., Sr. Notes
7.875%, 03/01/11	Baa2	170	196,217
8.75%, 03/01/31	Baa2	170	210,493
Citizens Communications Co., Sr. Notes
9.00%, 08/15/31	Baa2	110	128,784
INTELSAT Ltd., Notes
5.25%, 11/01/08 144A (cost $79,981; purchased 10/31/03)(g)	Baa3	80	82,412
Motorola, Inc., Notes
6.75%, 02/01/06	Baa3	120	129,350
Sprint Capital Corp., Gtd. Notes
6.375%, 05/01/09	Baa3	400	428,073
United States Cellular Corp., Notes
6.70%, 12/15/33	Baa1	115	115,408
Verizon Florida, Inc., Debs.
6.125%, 01/15/13	A1	95	101,880
Verizon Virginia, Inc., Debs.
4.625%, 03/15/13	Aa3	165	159,376

			1,551,993

Transportation
Hertz Corp., Sec’d. Notes
4.70%, 10/02/06	BBB-(d)	95	96,734

Utilities — 1.5%
AES Corp, Sec’d. Notes
8.75%, 05/15/13 144A (cost $200,000; purchased 5/01/03)(g)	B2	200	224,500
American Electric Power Co., Inc., Sr. Notes
5.375%, 03/15/10	Baa3	170	178,398
Appalachian Power Co., Sr. Notes
4.80%, 06/15/05	Baa2	225	234,238
Black Hills Corp., Notes
6.50%, 05/15/13	Baa3	230	233,537

	Moody’s Rating (Unaudited)	Par (000)	Value

Centerpoint Energy Resources Corp., Debs.
6.50%, 02/01/08	Ba1	USD35	$37,528
CMS Energy Corp., Sr. Notes
9.875%, 10/15/07	B3	200	224,000
Consolidated Edison Co. of New York, Debs.
8.125%, 05/01/10	A1	200	243,262
Entergy Gulf States, Inc., First Mortgage Notes
5.20%, 12/03/07	Baa3	200	206,060
Exelon Generation Co. LLC, Notes
5.35%, 01/15/14 144A (cost $169,941; purchased 12/16/03)(g)	Baa1	170	169,697
FirstEnergy Corp., Notes
5.50%, 11/15/06	Baa2	190	196,966
Florida Power & Light Co., First Mortgage Notes
5.95%, 10/01/33	Aa3	145	149,045
Ohio Edison Co., Sr. Notes
4.00%, 05/01/08 144A (cost $204,275; purchased 10/01/03)(g)	Baa2	205	200,679
Pepco Holdings, Inc., Notes
3.75%, 02/15/06	Baa2	200	203,866
Pinnacle West Capital Corp., Sr. Notes
6.40%, 04/01/06	Baa2	190	203,922
Public Service Co. of New Mexico, Sr. Notes
4.40%, 09/15/08	Baa3	185	187,535
Sempra Energy Co., Notes
6.00%, 02/01/13	Baa1	240	255,428
TXU Energy Co., Sr. Notes
7.00%, 03/15/13	Baa2	110	121,911
Virginia Electric & Power Co., Sr. Notes
5.375%, 02/01/07	A3	250	266,839

			3,537,411

Total Corporate Obligations
(Cost $26,986,612)			28,581,501

U.S. TREASURY OBLIGATIONS — 7.7%
U.S. Treasury Bonds
7.50%, 11/15/16		30	38,203
6.25%, 08/15/23 - 05/15/30		1,485	1,698,889
6.00%, 02/15/26		970	1,075,980
6.50%, 11/15/26		265	311,831
5.375%, 02/15/31		580	605,036

			3,729,939

AST T. Rowe Price Global Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

U.S. Treasury Inflationary Bonds
1.875%, 07/15/13		USD1,440	$1,440,498
U.S. Treasury Notes
2.125%, 08/31/04(k)		990	997,078
5.875%, 11/15/04		4,330	4,504,892
6.50%, 08/15/05		1,730	1,866,914
3.50%, 11/15/06		960	992,588
4.75%, 11/15/08		2,085	2,232,743
4.375%, 08/15/12		75	76,512
3.875%, 02/15/13		530	518,986
4.25%, 11/15/13		1,350	1,348,946

			12,538,659

Total U.S. Treasury Obligations
(Cost $17,784,753)			17,709,096

ASSET BACKED SECURITIES — 3.6%
BankBoston Home Equity Loan Trust, Series 1998-1 Class A6
6.35%, 02/25/13	Aaa	343	359,087
Capital Auto Receivables Asset Trust, Series 2002-2 Class CTFS
4.18%, 10/15/07	Aaa	191	195,230
Chase Funding Mortgage Loan Asset-Backed, Series 2002-1 Class 1A3
5.039%, 12/25/23 [VR](c)	Aaa	300	302,088
Series 2002-2 Class 1M1
5.599%, 09/25/31	Aa2	60	62,460
Chase Funding Mortgage Loan Asset-Backed, Series 2002-3 Class 1A6
4.707%, 08/25/13	Aaa	250	256,205
Series 2003-1 Class 1A6
4.458%, 03/25/14	Aaa	600	598,950
Series 2003-3 Class 1M1
4.537%, 09/25/32	Aa2	225	214,198
Chase Manhattan Auto Owner Trust, Series 2001-B Class CTFS
3.75%, 05/15/08	A1	160	162,173
Series 2003-A Class A4
2.06%, 12/15/09	Aaa	455	446,096
Citibank Credit Card Issuance Trust, Series 2000-A3 Class A3
6.875%, 11/15/09	Aaa	825	939,946
Series 2000-C1 Class C1
7.45%, 09/15/07	Baa2	300	324,622
Series 2001-A1 Class A1
6.90%, 10/15/07	Aaa	150	162,613

	Moody’s Rating (Unaudited)	Par (000)	Value

Series 2001-C1 Class C1
2.23%, 01/15/10 [FRN](c)	Baa2	USD250	$254,126
Series 2002-C1 Class C1
2.16%, 02/09/09 [FRN](c)	Baa2	475	480,867
Countrywide Asset-Backed Certificates, Series 2003-5 Class AF3
3.613%, 04/25/30	Aaa	340	343,200
Series 2003-60 Class 1A2
5.067%, 02/25/34	Aaa	165	167,939
Harley-Davidson Motorcycle Trust, Series 2001-1 Class B
5.29%, 01/15/09	A2	120	123,871
Series 2002-2 Class B
2.84%, 06/15/10	A2	297	300,636
Series 2003-2 Class B
1.89%, 02/15/11 144A (cost $325,825; purchased 5/13/03)(g)	A1	326	325,158
Series 2003-3 Class B
2.28%, 05/15/11	A2	111	111,169
Hyundai Auto Receivables Trust, Series 2003-A Class A4
3.02%, 10/15/10	Aaa	200	199,909
Series 2003-A Class D
4.06%, 10/15/10	Baa2	90	90,013
MBNA Credit Card Master Note Trust, Series 2001-C2 Class C2
2.27%, 12/15/10 [FRN] 144A(c) (cost $269,315; purchased 11/25/03)(g)	Baa2	265	270,080
MBNA Master Credit Card Trust, Series 2000-D Class C
8.40%, 09/15/09 144A (cost $703,445; purchased 5/16/02 - 12/06/02)(g)	BBB(d)	650	741,327
Reliant Energy Transition Bond Co. LLC, Series 2001-1 Class A4
5.63%, 09/15/15	Aaa	275	292,904
World Financial Network Credit Card Master Trust, Series 2003-A Class A2
1.49%, 05/15/12 [FRN]	Aaa	500	503,118

Total Asset Backed Securities
(Cost $8,104,379)			8,227,985

AST T. Rowe Price Global Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.9%
Bank of America Commercial Mortgage, Inc., Series 2003-1 Class A2
4.648%, 09/11/36	Aaa	USD500	$497,425
Bank of America Mortgage Securities, Series 2003-L Class 2A2
4.368%, 01/25/34	Aaa	950	947,922

Bear Stearns Commercial Mortgage Securities, Series 2002-Top8 Class A2
4.83%, 08/15/38	AAA(d)	935	945,336
DLJ Commercial Mortgage Corp., Series 1999-CG2 Class A1B
7.30%, 06/10/32	Aaa	450	521,086
General Electric Capital Commercial Mortgage Corp., Series 2001-1 Class A2
6.531%, 05/15/33	Aaa	550	617,159
J.P. Morgan Chase Commercial Mortgage Finance Corp., Series 2001-CIB2 Class A2
6.244%, 04/15/35	AAA(d)	225	247,488
Series 2001-CIBC Class A3
6.26%, 03/15/33	AAA(d)	650	717,290
J.P. Morgan Commercial Mortgage Finance Corp., Series 1999-C7 Class A2
6.507%, 10/15/35	AAA(d)	550	613,440
Series 1999-PSL1 Class A2
7.108%, 02/15/32 [VR](c)	AAA(d)	895	1,020,545
Salomon Brothers Mortgage Securities VII, Series 2001-C1 Class A2
6.226%, 12/18/35	Aaa	300	329,374

symbol	description
*	Non-income producing security.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid securities is $4,254,120. The aggregate value, $4,374,987 represents 1.91% of net assets.

	Moody’s Rating (Unaudited)	Par (000)	Value

Summit Mortgage Trust, Series 2002-1 Class A2
6.227%, 06/28/16 [VR] 144A (c) (cost $145,853; purchased 5/28/02)(g)	NR	USD144	$143,532

Total Collateralized Mortgage Obligations
(Cost $6,589,081)			6,600,597

SOVEREIGN ISSUES — 0.3%
Chile — 0.2%
Republic of Chile
5.50%, 01/15/13	Baa1	320	329,920

Mexico — 0.1%
United Mexican States
6.375%, 01/16/13	Baa2	260	270,400

Total Sovereign Issues
(Cost $574,370)			600,320

	Units
WARRANTS*
Central Bank of Nigeria (Nigeria), expiring 11/15/2020	250	0
Republic of Venezuela (Venezuela), expiring 04/15/2020	1,250	0
TravelCenters of America, expiring 05/01/2009	750	4,125

(Cost $0)		4,125

Total Long-Term Investments — 92.8%
(Cost $195,932,735; Note 5)		213,057,041
Other Assets in Excess of Liabilities — 7.2%		16,572,970

Net Assets — 100.0%		$229,630,011

AST T. Rowe Price Global Bond Portfolio

Schedule of Investments

December 31, 2003

symbol	description
(k)	Securities with an aggregate market value of $43,307 have been segregated with the custodian to cover margin requirements for the following open future contracts at December 31, 2003:

Description	Expiration Month	Notional Amount (000)	Contracts at Trade Date Value	Contracts at Current Value	Unrealized Appreciation (Depreciation)

Long Positions:
U.S. Treasury Bonds	03/04	$500	538,203	546,563	$8,360

Short Positions:
U.S. Treasury 5 Year Notes	03/04	9,600	10,685,907	10,716,000	(30,093)
U.S. Treasury 10 Year Notes	03/04	8,600	9,647,164	9,654,844	(7,680)

					(37,773)

					$(29,413)

Foreign currency exchange contracts outstanding at December 31, 2003:

Settlement Month	Purchase Contracts	Contracts to Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)

02/04	Buy CAD	4,792,153	$3,685,000	$3,693,401	$8,401
02/04	Buy CNY	18,339,451	2,232,000	2,215,793	(16,207)
04/04	Buy CNY	16,198,420	1,960,000	1,957,111	(2,889)
05/04	Buy CNY	20,939,451	2,555,836	2,529,928	(25,908)
09/04	Buy CNY	16,198,420	2,002,153	1,957,111	(45,042)
02/04	Buy EUR	3,345,606	4,079,690	4,199,153	119,463
02/04	Buy GBP	740,364	1,248,254	1,314,778	66,524
02/04	Buy JPY	3,571,776,428	33,041,471	33,316,275	274,804
01/04	Buy KOR	2,488,625,000	2,150,000	2,088,649	(61,351)
02/04	Buy NOK	2,025,000	292,503	302,806	10,303
02/04	Buy SEK	894,640	116,931	123,794	6,863
02/04	Buy THB	72,325,000	2,121,279	2,130,339	9,060

			$55,485,117	$55,829,138	$344,021

Settlement Month	Sell Contracts	Contracts to Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)

02/04	Sell CAD	6,678,210	$5,087,954	$5,147,020	$(59,066)
02/04	Sell CNY	18,339,451	2,229,504	2,215,793	13,711
04/04	Sell CNY	16,198,420	1,985,222	1,957,111	28,111
05/04	Sell CNY	20,939,451	2,594,021	2,529,928	64,093
09/04	Sell CNY	16,198,420	2,030,641	1,957,111	73,530
02/04	Sell DKK	6,938,918	1,100,368	1,169,597	(69,229)
02/04	Sell EUR	9,385,611	11,253,906	11,780,115	(526,209)
02/04	Sell GBP	238,012	409,000	422,675	(13,675)
02/04	Sell PLZ	20,801,154	5,251,698	5,545,280	(293,582)

			$31,942,314	$32,724,630	($782,316)

AST T. Rowe Price Global Bond Portfolio

Schedule of Investments

December 31, 2003

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
ATS	Austrian Shilling
AUD	Australian Dollar
CAD	Canadian Dollar
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro Dollar
FIM	Finnish Murkka
FRN	Floating Rate Note
GBP	British Pound
IEP	Irish Punt
IO	Interest Only
JPY	Japanese Yen
KOR	Korean Won
NOK	Norwegian Krone
PLZ	Polish Zloty
SEK	Swedish Krona
TBA	Securities purchased on a forward commitment basis
THB	Thai Baht
USD	United States Dollar
VR	Variable Rate Bond

See Notes to Financial Statements.

AST Federated High Yield Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

LONG-TERM INVESTMENTS — 96.8%
CORPORATE OBLIGATIONS — 95.8%
Aerospace / Defense — 1.3%
Alliant Techsystems, Inc., Gtd. Notes 8.50%, 05/15/11	B2	$2,200	$2,431,000
DRS Technologies, Inc., Sr. Sub. Notes 6.875%, 11/01/13 144A	B2	1,300	1,339,000
Gencorp, Inc., Sr. Sub. Notes 9.50%, 08/15/13 144A	B2	1,050	1,097,250
Hexcel Corp., Gtd. Notes 9.875%, 10/01/08	B3	1,150	1,293,750
Hexcel Corp., Sr. Sub. Notes 9.75%, 01/15/09	Caa2	2,825	2,973,313
TD Funding Corp., Gtd. Notes 8.375%, 07/15/11 144A	B3	1,850	1,977,188

			11,111,501

Automotive — 4.4%
Accuride Corp., Sr. Sub. Notes, Series B 9.25%, 02/01/08	Caa1	800	828,000
Advanced Accessory System, Sr. Notes 10.75%, 06/15/11	B2	2,225	2,475,313
American Axle & Manufacturing, Inc., Gtd. Notes 9.75%, 03/01/09	Ba1	3,600	3,811,500
Arvin Industries, Inc., Sr. Notes 6.75%, 03/15/08	Baa3	1,400	1,471,750
Arvin Industries, Inc.,Notes 7.125%, 03/15/09	Baa3	775	822,469
ArvinMeritor, Inc., Notes 8.75%, 03/01/12	Baa3	1,275	1,463,063
Dana Corp., Notes 9.00%, 08/15/11	Ba3	550	665,500
General Motors Corp., Sr. Notes 7.125%, 07/15/13	Baa1	3,350	3,631,936
General Motors Corp., Debs 8.375%, 07/15/33	Baa1	3,525	4,026,819
Lear Corp., Gtd. Notes, Series B 8.11%, 05/15/09	Ba1	3,500	4,121,249
Rexnord Corp., Gtd. Notes 10.125%, 12/15/12	B3	2,700	2,983,500
Stoneridge, Inc., Gtd. Notes 11.50%, 05/01/12	B2	3,175	3,758,407

	Moody’s Rating (Unaudited)	Par (000)	Value

TRW Automotive, Inc., Sr. Sub. Notes 11.00%, 02/15/13	B2	$5,725	$6,798,437
United Components, Inc., Sr. Sub. Notes 9.375%, 06/15/13	B3	1,475	1,611,438

			38,469,381

Building Materials — 1.9%
Associated Materials, Inc., Gtd. Notes 9.75%, 04/15/12	B3	1,125	1,237,500
Collins & Aikman Corp., Gtd. Notes 9.75%, 02/15/10	B2	1,375	1,478,125
Euramax International PLC, Sr. Sub. Notes 8.50%, 08/15/11 144A	B2	3,400	3,638,000
FIMEP SA, Sr. Notes, (France) 10.50%, 02/15/13(l)	B1	1,275	1,487,606
MMI Products, Inc., Sr. Sub. Notes, Series B 11.25%, 04/15/07	Caa2	3,125	2,562,500
NCI Building Systems, Inc., Sr. Sub. Notes, Series B 9.25%, 05/01/09	B2	2,050	2,167,875
Norcraft Companies L.P., Sr. Sub. Notes 9.00%, 11/01/11 144A	B3	1,350	1,451,250
Nortek Holdings, Inc., Sr. Notes, Zero Coupon (until 11/15/07) 10.00%, 05/15/11 144A	Caa1	3,400	2,482,000

			16,504,856

Chemicals — 4.0%
Compass Minerals International, Sr. Notes, Zero Coupon (until 12/15/07) 12.75%, 12/15/12	NR	1,900	1,510,500
Compass Minerals International, Sr. Disc. Notes, Zero Coupon (until 06/01/08) 12.00%, 06/01/13 144A	NR	3,950	2,745,250
Equistar Chemical Funding Corp., Gtd. Notes 10.125%, 09/01/08	B2	3,025	3,342,624
FMC Corp., Sr. Sub. Notes 7.75%, 07/01/11	Ba2	275	280,500

AST Federated High Yield Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

FMC Corp., Sec’d. Notes 10.25%, 11/01/09	Ba2	$1,600	$1,880,000
General Chemical Industry Products, Inc., Sr. Sub. Notes 10.625%, 05/01/09 (cost $854,313; purchased 01/27/00—11/07/02)(g)(i)	NR	1,075	196,188
Huntsman Advanced Materials LLC, Sec’d. Notes 11.00%, 07/15/10 144A	B2	1,100	1,221,000
Huntsman ICI Chemicals LLC, Gtd. Notes 10.125%, 07/01/09	Caa1	4,600	4,783,999
Koppers, Inc., Gtd. Notes 9.875%, 10/15/13 144A	B2	1,575	1,748,250
Kraton Polymers LLC, Sr. Sub. Notes 8.125%, 01/15/14 144A	B3	575	602,313
Lyondell Chemical Co., Gtd. Notes 9.50%, 12/15/08	B1	2,850	3,021,000
Lyondell Chemical Co., Gtd. Notes 10.875%, 05/01/09	B3	2,775	2,872,125
Lyondell Chemical Co., Sec’d. Notes 9.875%, 05/01/07	B1	2,050	2,173,000
Nalco Co., Sr. Notes 7.75%, 11/15/11 144A	B2	725	779,375
Nalco Co., Sr. Sub. Notes 8.875%, 11/15/13 144A	Caa1	1,500	1,612,500
Rhodia SA, Sr. Notes (France) 7.625%, 06/01/10 144A(l)	B2	550	530,750
Rhodia SA, Sr. Notes (France) 8.875%, 06/01/11 144A(l)	B3	1,275	1,179,375
Texas Petrochemical Corp., Sr. Sub. Notes 11.125%, 07/01/06 (cost $1,999,052; purchased 03/17/99—05/10/01)(g)(i)	NR	2,125	690,625
Union Carbide Chemical & Plastic Corp., Gtd. Notes 8.75%, 08/01/22	B1	2,250	2,168,438

	Moody’s Rating (Unaudited)	Par (000)	Value

Union Carbide Chemical & Plastic Corp., Debs. 7.875%, 04/01/23	B1	$250	$229,688
Union Carbide Corp., Debs. 6.79%, 06/01/05	B1	1,375	1,338,906

			34,906,406

Construction Machinery — 2.1%
AGCO Corp., Gtd. Notes 9.50%, 05/01/08	Ba3	2,300	2,524,250
Case Corp., Notes 7.25%, 08/01/05	Ba3	2,500	2,618,750
Case New Holland, Inc., Sr. Notes 9.25%, 08/01/11 144A	Ba3	3,875	4,359,375
Clark Materials Handling Corp., Gtd. Notes, Series D 10.75%, 11/15/06 (cost $2,742,684; purchased 12/19/96—02/17/98)(g)(i)	NR	2,625	263
Columbus McKinnon Corp., Gtd. Notes 8.50%, 04/01/08	Caa1	2,925	2,749,500
Columbus McKinnon Corp., Sec’d. Notes 10.00%, 08/01/10	B3	425	453,688
Great Lakes Dredge & Dock, Sr. Sub. Notes 7.75%, 12/15/13 144A	B3	750	774,375
United Rentals, Inc., Gtd. Notes 10.75%, 04/15/08	B1	4,550	5,141,499

			18,621,700

Consumer Products — 4.9%
Alltrista Corp., Gtd. Notes 9.75%, 05/01/12	B2	3,225	3,571,688
American Achievement Corp., Gtd. Notes 11.625%, 01/01/07	B1	2,900	3,262,500
American Greetings Corp., Sr. Sub. Notes 11.75%, 07/15/08	Ba3	4,000	4,639,999
American Safety Razor Co., Sr. Notes, Series B 9.875%, 08/01/05	B3	650	646,750
Amscan Holdings, Inc., Sr. Sub. Notes 9.875%, 12/15/07	B3	1,800	1,813,500

AST Federated High Yield Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Armkel Finance, Inc., Sr. Sub. Notes 9.50%, 08/15/09	B2	$1,275	$1,410,469
Bombardier Recreational, Sr. Sub. Notes (Canada) 8.375%, 12/15/13 144A(l)	B3	575	600,875
Chattem, Inc., Gtd. Notes, Series B 8.875%, 04/01/08	B2	3,400	3,510,500
Commemorative Brands, Inc., Sr. Sub. Notes 11.00%, 01/15/07	Caa1	1,000	1,025,000
Diamond Brands Operating, Inc., Debs. 12.875%, 04/15/09 (cost $1,101,238; purchased 04/15/98)(g)(i)	NR	1,500	150
ICON Health & Fitness, Inc., Gtd. Notes 11.25%, 04/01/12	B3	1,450	1,616,750
Jostens Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 12/01/08) 10.25%, 12/01/13 144A	Caa2	4,500	2,880,000
Jostens, Inc., Sr. Sub. Notes 12.75%, 05/01/10	B3	1,900	2,194,500
Playtex Products, Inc., Gtd. Notes 9.375%, 06/01/11	Caa1	2,900	2,929,000
Sealy Mattress Co., Gtd. Notes, Series B 10.875%, 12/15/07	B3	1,200	1,254,000
Sealy Mattress Co., Sr. Sub. Notes, Series B 9.875%, 12/15/07	B3	2,700	2,814,750
Simmons Co., Sr. Sub. Notes 7.875%, 01/15/14 144A	Caa1	575	583,625
Sleepmaster LLC, Gtd. Notes 11.00%, 05/15/09 (cost $896,931; purchased 11/15/02)(g)(i)	C	1,000	277,500
Tempur-Pedic, Inc., Sr. Sub. Notes 10.25%, 08/15/10 144A	B3	950	1,065,188

	Moody’s Rating (Unaudited)	Par (000)	Value

True Temper Sports, Inc., Sr. Sub. Notes 10.875%, 12/01/08	B3	$1,950	$2,076,750
United Industries Corp., Gtd. Notes, Series D 9.875%, 04/01/09	B3	3,875	4,078,437

			42,251,931

Diversified Manufacturing — 1.8%
Tyco International Group, Gtd. Notes, (Luxembourg) 6.375%, 10/15/11(l)	Ba2	12,750	13,638,420
Simonds Industries, Inc., Notes 10.00%, 10/01/08 (cost $302,221; purchased 03/08/01)(g)(o)	NR	158	157,500
Amsted Industries, Inc., Sr. Notes 10.25%, 10/15/11 144A	B3	1,500	1,665,000

			15,460,920

Energy — 4.1%
CITGO Petroleum Corp., Sr. Notes 11.375%, 02/01/11	Ba3	2,700	3,172,500
Compton Petroleum Corp., Sr. Notes 9.90%, 05/15/09	B2	2,025	2,222,438
Continental Resources, Inc., Gtd. Notes 10.25%, 08/01/08	Caa1	3,075	3,105,750
Lone Star Technologies, Inc., Gtd. Notes 9.00%, 06/01/11	B2	3,025	3,009,875
Magnum Hunter Resources, Inc., Gtd. Notes 9.60%, 03/15/12	B2	1,100	1,254,000
Pogo Producing Co., Sr. Sub. Notes, Series B 10.375%, 02/15/09	Ba3	4,100	4,381,875
Semco Energy, Inc., Sr. Notes 7.125%, 05/15/08	Ba2	950	993,938
Tennessee Gas Pipeline Co., Bonds 8.375%, 06/15/32	B1	1,575	1,677,375
Tesoro Petroleum Corp., Gtd. Notes 9.00%, 07/01/08	B3	700	729,750

AST Federated High Yield Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Tesoro Petroleum Corp., Gtd. Notes, Series B 9.625%, 11/01/08	B3	$2,275	$2,434,250
Tesoro Petroleum Corp., Sec’d. Notes 8.00%, 04/15/08	Ba3	975	1,050,563
Transcontinental Gas Pipe Line Corp., Notes, Series B 7.00%, 08/15/11	B1	150	162,375
Transcontinental Gas Pipe Line Corp., Notes, Series B Sr. Notes, Series B 8.875%, 07/15/12 Series B	B1	1,875	2,259,375
Williams Companies, Inc., Notes 7.625%, 07/15/19	B3	4,525	4,756,905
Williams Companies, Inc., Notes 7.875%, 09/01/21	B3	2,300	2,432,250
Williams Companies, Inc., Sr. Notes 8.625%, 06/01/10	B3	1,600	1,820,000

			35,463,219

Entertainment — 3.1%
AMC Entertainment, Inc., Sr. Sub. Notes 9.50%, 03/15/09	Caa1	1,225	1,274,000
AMC Entertainment, Inc., Sr. Sub. Notes 9.875%, 02/01/12	Caa1	2,675	2,982,625
AMF Bowling Worldwide, Inc., Sr. Sub. Notes 13.00%, 09/01/08	B3	1,625	1,844,375
Intrawest Corp., Gtd. Notes, (Canada) 10.50%, 02/01/10(l)	B1	1,975	2,197,188
Regal Cinemas, Inc., Gtd. Notes 9.375%, 02/01/12	B2	3,525	4,000,875
Six Flags, Inc., Sr. Notes 9.75%, 06/15/07	B2	374	394,103
Six Flags, Inc., Sr. Notes 9.75%, 04/15/13	B2	2,050	2,162,750
Universal City Development Partners L.P., Sr. Notes 11.75%, 04/01/10 144A	B2	5,125	6,047,500
Vivendi Universal SA, Sr. Notes (France) 6.25%, 07/15/08 144A(l)	B1	2,725	2,895,313

	Moody’s Rating (Unaudited)	Par (000)	Value

Vivendi Universal SA, Sr. Notes (France) 9.25%, 04/15/10 144A(l)	B1	$3,000	$3,555,000

			27,353,729

Environmental — 1.6%
Allied Waste North America Co., Gtd. Notes, Series B 7.625%, 01/01/06	Ba3	2,300	2,426,500
Allied Waste North America Co., Gtd. Notes, Series B 8.50%, 12/01/08	Ba3	5,100	5,686,500
Allied Waste North America Co., Gtd. Notes, Series B 7.875%, 01/01/09	Ba3	3,850	4,004,000
Sensus Metering Systems, Sr. Sub. Notes 8.625%, 12/15/13 144A	Caa1	1,375	1,416,250

			13,533,250

Financial Institutions — 0.3%
CBRE Escrow, Inc., Sr. Notes 9.75%, 05/15/10 144A	B1	675	752,625
Dollar Financial Group, Gtd. Notes 9.75%, 11/15/11 144A	B3	2,000	2,080,000

			2,832,625

Food & Beverage — 5.8%
Agrilink Foods, Inc., Gtd. Notes 11.875%, 11/01/08	B3	937	993,220
American Seafood Group LLC, Gtd. Notes 10.125%, 04/15/10	B3	3,225	3,853,875
B&G Foods, Inc., Gtd. Notes, Series D 9.625%, 08/01/07	B3	1,675	1,742,000
Constellation Brands, Inc., Gtd. Notes 8.00%, 02/15/08	Ba2	1,625	1,836,250
Constellation Brands, Inc., Gtd. Notes 8.125%, 01/15/12	Ba3	1,900	2,113,750
Cott Beverages, Inc., Sr. Notes 8.00%, 12/15/11	B2	2,000	2,175,000
Del Monte Corp., Sr. Sub. Notes 8.625%, 12/15/12	B2	1,700	1,882,750

AST Federated High Yield Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Del Monte Foods Corp., Gtd. Notes, Series B 9.25%, 05/15/11	B2	$3,625	$4,023,749
Dole Foods Co., Inc., Gtd. Notes 7.25%, 06/15/10	B2	600	624,000
Dole Foods Co., Inc., Sr. Notes 8.625%, 05/01/09	B2	5,100	5,622,749
Domino’s, Inc., Sr. Sub. Notes 8.25%, 07/01/11 144A	B3	825	895,125
Eagle Family Foods, Inc., Gtd. Notes, Series B 8.75%, 01/15/08	Caa2	2,200	1,617,000
Land O’ Lakes, Inc., Sr. Notes 8.75%, 11/15/11	B3	3,175	2,809,875
Michael Foods, Inc., Sr. Sub. Notes 8.00%, 11/15/13 144A	B3	1,450	1,515,250
National Beef Packaging Co., Sr. Notes 10.50%, 08/01/11 144A	B2	1,300	1,345,500
New World Pasta Co., Gtd. Notes 9.25%, 02/15/09	NR	1,825	479,063
Pilgrim’s Pride Corp., Gtd. Notes 9.625%, 09/15/11	B1	2,200	2,431,000
PPC Escrow Corp., Gtd. Notes 9.25%, 11/15/13 144A	B2	2,925	3,056,625
Reddy Ice Group, Inc., Sr. Sub. Notes 8.875%, 08/01/11 144A	B3	2,150	2,295,125
Smithfield Foods, Inc., Sr. Notes 8.00%, 10/15/09	Ba2	1,600	1,688,000
Smithfield Foods, Inc., Sr. Notes 7.75%, 05/15/13	Ba2	3,050	3,187,250
Smithfield Foods, Inc., Sr. Sub. Notes 7.625%, 02/15/08	Ba3	1,300	1,319,500
Swift & Co., Gtd. Notes 10.125%, 10/01/09	B1	1,350	1,441,125
Swift & Co., Sr. Sub. Notes 12.50%, 01/01/10 144A	B2	950	1,009,375

	Moody’s Rating (Unaudited)	Par (000)	Value

United Agricultural Products, Sr. Notes 8.25%, 12/15/11 144A	B3	$725	$748,563

			50,705,719

Gaming — 7.4%
Boyd Gaming Corp., Sr. Sub. Notes 8.75%, 04/15/12	B1	3,325	3,657,500
Cinemark USA, Inc., Sr. Sub. Notes 9.00%, 02/01/13	B3	1,350	1,525,500
Coast Hotels & Casinos, Inc., Gtd. Notes 9.50%, 04/01/09	B2	2,275	2,411,500
Harrah’s Operating Co., Inc., Gtd. Notes 7.875%, 12/15/05	Ba1	1,500	1,642,500
Isle of Capri Casinos, Inc., Gtd. Notes 8.75%, 04/15/09	B2	1,475	1,556,125
Isle of Capri Casinos, Inc., Gtd. Notes 9.00%, 03/15/12	B2	1,400	1,564,500
Majestic Star Casino LLC, Gtd. Notes 9.50%, 10/15/10 144A	B2	1,825	1,879,750
Mandalay Resort Group, Sr. Notes 9.50%, 08/01/08	Ba2	1,500	1,758,750
Mandalay Resort Group, Sr. Sub. Notes 10.25%, 08/01/07	Ba3	4,675	5,422,999
Mandalay Resort Group, Sr. Sub. Notes 9.375%, 02/15/10	Ba3	1,300	1,517,750
MGM Grand, Inc., Gtd. Notes 9.75%, 06/01/07	Ba2	2,125	2,443,750
MGM Grand, Inc., Gtd. Notes 6.00%, 10/01/09	Ba1	3,000	3,097,500
MGM Grand, Inc., Gtd. Notes 8.375%, 02/01/11	Ba2	5,700	6,497,999
Mohegan Tribal Gaming Co., Sr. Sub. Notes 6.375%, 07/15/09	Ba3	700	724,500
Mohegan Tribal Gaming Co., Sr. Sub. Notes 8.375%, 07/01/11	Ba3	1,100	1,204,500
Mohegan Tribal Gaming Co., Sr. Sub. Notes 8.00%, 04/01/12	Ba3	2,375	2,576,875

AST Federated High Yield Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Park Place Entertainment Corp., Sr. Sub. Notes 7.875%, 03/15/10	Ba2	$6,575	$7,314,687
Park Place Entertainment Corp., Sr. Sub. Notes 8.125%, 05/15/11	Ba2	1,100	1,243,000
Penn National Gaming, Inc., Gtd. Notes 8.875%, 03/15/10	B3	1,850	2,021,125
Penn National Gaming, Inc., Gtd. Notes, Series B 11.125%, 03/01/08	B3	2,000	2,262,500
Poster Financial Group, Sec’d. Notes 8.75%, 12/01/11 144A	B2	600	637,500
River Rock Entertainment, Sr. Notes 9.75%, 11/01/11 144A	B2	950	1,024,813
Sun International Ltd., Gtd. Notes 8.875%, 08/15/11	B2	2,750	3,011,250
Venetian Casino Resort LLC, Gtd. Notes 11.00%, 06/15/10	B3	3,600	4,194,000
Wynn Las Vegas LLC, Sr. Notes 12.00%, 11/01/10	B3	2,500	2,931,250

			64,122,123

Healthcare — 1.6%
Alaris Medical, Inc., Sr. Sub. Notes 7.25%, 07/01/11	B3	1,275	1,322,813
Fisher Scientific International, Inc., Sr. Sub. Notes 8.00%, 09/01/13 144A	B2	3,200	3,456,000
Fisher Scientific International, Inc., Sr. Sub. Notes 8.00%, 09/01/13	B2	1,000	1,080,000
Hanger Orthopedic Group, Inc., Gtd. Notes 10.375%, 02/15/09	B2	1,250	1,425,000
Kinetic Concepts, Inc., Sr. Sub. Notes 7.375%, 05/15/13 144A	B3	725	761,250
Sybron Dental Specialties, Inc., Gtd. Notes 8.125%, 06/15/12	B2	1,625	1,775,313

	Moody’s Rating (Unaudited)	Par (000)	Value

Universal Hospital Services, Inc., Sr. Notes 10.125%, 11/01/11 144A	B3	$3,750	$3,937,499

			13,757,875

Healthcare Services — 3.1%
AmeriPath, Inc., Gtd. Notes 10.50%, 04/01/13	B3	3,075	3,336,375
Ardent Health Services LLC, Sr. Sub. Notes 10.00%, 08/15/13 144A	B3	1,200	1,314,000
Concentra Operating Corp., Gtd. Notes 9.50%, 08/15/10 144A	B3	600	651,000
HCA, Inc., Sr. Notes 7.875%, 02/01/11	Ba1	5,475	6,170,873
HCA, Inc., Notes 6.91%, 06/15/05	Ba1	3,500	3,704,330
HCA, Inc., Notes 5.25%, 11/06/08	Ba1	600	612,924
HCA, Inc., Notes 8.75%, 09/01/10	Ba1	1,600	1,899,136
Hudson Respiratory Care, Inc., Sr. Sub. Notes 9.125%, 04/15/08	Ca	1,125	973,125
Magellan Health Services, Inc., Sr. Notes 9.375%, 11/15/07 144A(i)	NR	1,225	1,292,375
Manor Care, Inc., Gtd. Notes 8.00%, 03/01/08	Ba1	2,700	3,044,412
Vanguard Health Systems, Inc., Gtd. Notes 9.75%, 08/01/11	B3	3,500	3,823,750

			26,822,300

Industrial — Other — 2.8%
Brand Services, Inc., Gtd. Notes 12.00%, 10/15/12	B3	2,450	2,842,000
Briggs & Stratton Corp., Gtd. Notes 8.875%, 03/15/11	Ba1	2,125	2,502,188
Cabot Safety Corp., Sr. Sub. Notes 12.50%, 07/15/05	B3	2,150	2,198,375
Continental Global Group, Inc., Sr. Notes, Series B 11.00%, 04/01/07	C	600	123,000

AST Federated High Yield Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Eagle-Picher Industries, Inc., Sr. Notes 9.75%, 09/01/13 144A	B3	$3,475	$3,805,125
Foamex L.P. Capital Corp., Gtd. Notes 9.875%, 06/15/07	Caa2	325	264,875
Foamex L.P. Capital Corp., Gtd. Notes 10.75%, 04/01/09	B3	1,025	978,875
General Cable Corp., Sr. Notes 9.50%, 11/15/10 144A	B2	550	589,875
Hines Nurseries, Inc., Gtd. Notes 10.25%, 10/01/11 144A	B3	1,650	1,806,750
Interline Brands, Inc., Sr. Sub. Notes 11.50%, 05/15/11	Caa1	2,650	2,934,875
Neenah Corp., Sec’d. Notes 11.00%, 09/30/10 144A	B2	2,308	2,550,340
Neenah Corp., Sr. Sub. Notes 13.00%, 09/30/13 144A	NR	1,924	1,967,044
Norcross Safety Products LLC, Sr. Sub. Notes 9.875%, 08/15/11 144A	B3	1,300	1,443,000

			24,006,322

Lodging — 3.1%
Courtyard by Marriott II Ltd., Sr. Notes, Series B 10.75%, 02/01/08	B2	1,175	1,186,750
Felcor Lodging L.P., Gtd. Notes 10.00%, 09/15/08	B1	675	732,375
Florida Panthers Holdings, Inc., Gtd. Notes 9.875%, 04/15/09	B2	3,025	3,236,750
Hilton Hotels Corp., Notes 7.625%, 05/15/08	Ba1	2,525	2,818,531
Hilton Hotels Corp., Notes 8.25%, 02/15/11	Ba1	2,300	2,656,500
HMH Properties, Inc., Gtd. Notes 7.875%, 08/01/08, Series B	Ba3	3,650	3,809,688
HMH Properties, Inc., Sr. Notes, Series C 8.45%, 12/01/08	Ba3	970	1,018,500

	Moody’s Rating (Unaudited)	Par (000)	Value

MTR Gaming Group, Gtd. Notes, Series B 9.75%, 04/01/10	B2	$2,350	$2,526,250
Royal Caribbean Cruises Ltd., Sr. Notes 8.00%, 05/15/10	Ba2	2,050	2,244,750
Starwood Hotels & Resorts Worldwide, Inc., Notes 6.75%, 11/15/05	Ba1	575	608,063
Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes 7.375%, 05/01/07	Ba1	4,125	4,465,312
Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes 7.875%, 05/01/12	Ba1	1,500	1,687,500

			26,990,969

Media — Cable — 2.4%
Charter Communications Holdings LLC, Sr. Disc. Notes, Zero Coupon (until 05/15/06) 11.75%, 05/15/11	Ca	5,050	3,383,500
Charter Communications Holdings LLC, Sr. Notes 10.25%, 09/15/10 144A	Caa1	3,650	3,841,625
Charter Communications Holdings LLC, Sr. Notes 10.00%, 05/15/11	Ca	3,000	2,625,000
CSC Holdings, Inc., Sr. Notes 7.875%, 12/15/07	B1	3,075	3,251,813
CSC Holdings, Inc., Sr. Notes 8.125%, 07/15/09	B1	5,800	6,249,499
CSC Holdings, Inc., Sr. Sub. Notes 10.50%, 05/15/16	B2	425	487,688
Rogers Cablesystems Ltd., Gtd. Notes 11.00%, 12/01/15	Ba3	750	873,750

			20,712,875

Media — Non Cable — 8.8%
Advanstar Communications, Inc., Gtd. Notes 12.00%, 02/15/11	Caa2	3,450	3,648,375
Advanstar Communications, Inc., Sec’d. Notes 10.75%, 08/15/10 144A	B3	425	462,188

AST Federated High Yield Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Advanstar, Inc., Gtd. Notes, Zero Coupon (until 10/15/05) 15.00%, 10/15/11	NR	$1,675	$1,310,688
American Media Operations, Inc., Gtd. Notes, Series B 10.25%, 05/01/09	B2	2,575	2,768,125
Block Communications, Inc., Gtd. Notes 9.25%, 04/15/09	B2	2,475	2,666,813
Dex Media East LLC, Gtd. Notes 12.125%, 11/15/12	B3	4,925	6,106,999
Dex Media West, Sr. Sub. Notes 9.875%, 08/15/13 144A	B3	4,500	5,253,750
Dex Media, Inc., Disc. Notes, Zero Coupon (until 11/15/08) 9.00%, 11/15/13 144A	Caa1	1,750	1,238,125
Dex Media, Inc., Notes 8.00%, 11/15/13 144A	Caa1	875	929,688
DIRECTV Holdings LLC, Sr. Notes 8.375%, 03/15/13	B1	5,000	5,825,000
Echostar DBS Corp. 5.75%, 10/01/08 144A	Ba3	2,000	2,032,500
Echostar DBS Corp., Sr. Notes 10.375%, 10/01/07	Ba3	5,750	6,346,562
Lamar Media Corp., Gtd. Notes 7.25%, 01/01/13	Ba3	1,525	1,647,000
LodgeNet Entertainment Corp., Sr. Sub. Notes 9.50%, 06/15/13	B3	2,100	2,310,000
Muzak Finance LLC, Sr. Notes 10.00%, 02/15/09	B3	1,650	1,757,250
Panamsat Corp., Gtd. Notes 8.50%, 02/01/12	Ba3	4,675	5,189,250
Quebecor Media, Inc., Sr. Disc. Notes, Zero Coupon (until 07/15/06) 13.75%, 07/15/11	B2	1,700	1,513,000
Quebecor Media, Inc., Sr. Notes 11.125%, 07/15/11	B2	2,475	2,877,188

	Moody’s Rating (Unaudited)	Par (000)	Value

R.H. Donnelley Corp., Gtd. Notes 10.875%, 12/15/12 144A	B2	$2,850	$3,398,625
Sinclair Broadcast Group, Inc., Gtd. Notes 8.75%, 12/15/11	B2	1,275	1,421,625
Sinclair Broadcast Group, Inc., Gtd. Notes 8.00%, 03/15/12	B2	3,650	3,960,249
Vertis, Inc., Gtd. Notes, Series B 10.875%, 06/15/09	B3	5,200	5,563,999
Vertis, Inc., Sec’d Notes 9.75%, 04/01/09	B2	750	817,500
XM Satellite Radio, Inc., Sec’d. Notes 12.00%, 06/15/10	Caa1	2,075	2,360,313
XM Satellite Radio, Inc., Sec’d. Notes, Zero Coupon (until 12/31/05) 14.00%, 12/31/09	Caa1	2,312	2,081,048
Yell Finance BV, Sr. Disc. Notes, Zero Coupon (until 08/01/06) (Netherlands) 13.50%, 08/01/11(l)	B2	1,360	1,258,000
Yell Finance BV, Sr. Notes (Netherlands) 10.75%, 08/01/11(l)	B2	1,137	1,341,660
Ziff Davis Media, Inc., Gtd. Notes, Series B 12.00%, 08/12/09	NR	388	361,118

			76,446,638

Metals & Mining — 1.1%
California Steel Industries, Inc., Sr. Notes 8.50%, 04/01/09	Ba3	525	556,500
Commonwealth Industries, Inc., Sr. Sub. Notes 10.75%, 10/01/06	B3	725	743,125
Compass Minerals Group, Inc., Gtd. Notes 10.00%, 08/15/11	B3	1,625	1,828,125
Imco Recycling, Inc., Sec’d. Notes 10.375%, 10/15/10 144A	B3	1,975	2,054,000
Republic Technologies, Inc., Gtd. Notes 13.75%, 07/15/09 (cost $789,690; purchased 08/06/99)(g)(i)	NR	1,700	25,500

AST Federated High Yield Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Ryerson Tull, Inc., Notes 9.125%, 07/15/06	B1	$1,900	$1,919,000
United States Steel Corp., Sr. Notes 9.75%, 05/15/10	B1	2,325	2,650,500

			9,776,750

Packaging — 3.9%
Berry Plastics Corp., Gtd. Notes 10.75%, 07/15/12	B3	1,600	1,850,000
Berry Plastics Corp., Sr. Sub. Notes 10.75%, 07/15/12 144A	B3	1,100	1,271,875
Graham Packaging Co., Gtd. Notes 4.735%, 01/15/08 [FRN](c)	Caa1	1,325	1,179,250
Graham Packaging Co., Gtd. Notes 8.75%, 01/15/08	Caa1	2,525	2,600,750
Graham Packaging Co., Inc., Sr. Sub. Notes 8.75%, 01/15/08 144A	Caa1	800	824,000
Graham Packaging Co., Inc., Sr. Disc. Notes, Series B 10.75%, 01/15/09	Caa2	500	517,500
Graphic Packaging International Corp., Sr. Sub. Notes 9.50%, 08/15/13 144A	B3	400	444,000
Greif, Inc., Gtd. Notes 8.875%, 08/01/12	B2	1,600	1,768,000
Huntsman Packaging Corp., Gtd. Notes 13.00%, 06/01/10	Caa1	2,100	1,942,500
Jefferson Smurfit Corp., Gtd. Notes 8.25%, 10/01/12	B2	1,500	1,627,500
Jefferson Smurfit Corp., Gtd. Notes 7.50%, 06/01/13	B2	1,200	1,260,000
Owens-Brockway Glass Containers Corp., Gtd. Notes 8.875%, 02/15/09	B1	1,150	1,262,125
Owens-Brockway Glass Containers Corp., Gtd. Notes 8.25%, 05/15/13	B1	4,500	4,848,750

	Moody’s Rating (Unaudited)	Par (000)	Value

Owens-Illinois, Inc., Sr. Notes 8.10%, 05/15/07	B3	$2,000	$2,115,000
Owens-Illinois, Inc., Sr. Notes 7.35%, 05/15/08	B3	2,050	2,116,625
Plastipak Holdings, Inc., Gtd. Notes 10.75%, 09/01/11	B3	1,100	1,226,500
Pliant Corp., Sec’d. Notes 11.125%, 09/01/09	B3	500	543,750
Pliant Corp., Sr. Sub Notes 13.00%, 06/01/10	Caa1	1,675	1,549,375
Russell-Stanley Holdings, Inc. Sr. Sub. Notes 9.00%, 11/30/08 [PIK] 144A	NR	312	3,897
Tekni-Plex, Inc., Gtd. Notes 12.75%, 06/15/10	B3	4,350	4,785,000

			33,736,397

Paper — 2.8%
Boise Cascade Co., Sr. Notes 6.50%, 11/01/10	Ba2	275	288,478
Boise Cascade Co., Sr. Notes 7.00%, 11/01/13	Ba2	525	551,906
Georgia-Pacific Corp., Gtd. Notes 9.375%, 02/01/13	Ba2	8,850	10,221,750
Georgia-Pacific Corp., Notes 7.50%, 05/15/06	Ba3	2,000	2,125,000
Georgia-Pacific Corp., Notes 8.125%, 05/15/11	Ba3	2,000	2,220,000
JSG Funding PLC, Sr. Notes (Ireland) 9.625%, 10/01/12(l)	B2	3,600	4,050,000
MDP Acquisitions PLC, Sub. Notes (Ireland) 15.50%, 10/01/13 [PIK](l)	B3	1,447	1,684,394
Stone Container Corp., Sr. Notes 9.75%, 02/01/11	B2	1,500	1,665,000
Tembec Industries, Inc., Gtd. Notes (Canada) 8.50%, 02/01/11(l)	Baa3	1,425	1,482,000

			24,288,528

Restaurants — 0.7%
Advantica Restaurant Group, Inc., Sr. Notes 11.25%, 01/15/08	Ca	1,750	1,225,000

AST Federated High Yield Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Buffets, Inc., Sr. Sub. Notes 11.25%, 07/15/10	B3	$1,225	$1,329,125
Carrols Corp., Gtd. Notes 9.50%, 12/01/08	B3	3,375	3,459,375

			6,013,500

Retailers — 3.5%
Buhrmann U.S., Inc., Gtd. Notes 12.25%, 11/01/09	B2	4,750	5,343,750
Community Distributors, Inc., Gtd. Notes, Series B 10.25%, 10/15/04	NR	500	431,250
Couche-Tard Corp., Sr. Sub. Notes 7.50%, 12/15/13 144A	Ba3	1,675	1,771,313
General Nutrition Center, Sr. Sub. Notes 8.50%, 12/01/10 144A	B3	1,225	1,261,750
Michaels Stores, Inc., Sr. Notes 9.25%, 07/01/09	Ba1	1,075	1,187,875
Mothers Work, Inc., Gtd. Notes 11.25%, 08/01/10	B3	1,575	1,740,375
PCA Finance Corp., Sr. Notes 11.875%, 08/01/09	B3	3,000	3,284,999
Penney (J.C.) Co., Inc., Notes 9.00%, 08/01/12	Ba3	5,368	6,441,600
Rite Aid Corp., Notes 8.125%, 05/01/10	B2	2,400	2,592,000
Rite Aid Corp., Sec’d. Notes 6.875%, 08/15/13	Caa2	4,025	3,884,125
United Auto Group, Inc., Gtd. Notes 9.625%, 03/15/12	B3	2,300	2,558,750

			30,497,787

Services — 0.6%
Brickman Group Ltd., Gtd. Notes, Series B 11.75%, 12/15/09	B2	2,475	2,895,749
Sitel Corp., Gtd. Notes 9.25%, 03/15/06	Caa2	2,175	2,153,250

			5,048,999

Technology — 2.8%
Activant Solutions, Sr. Notes 10.50%, 06/15/11	B2	2,025	2,202,188

	Moody’s Rating (Unaudited)	Par (000)	Value

AMI Semiconductor, Inc., Gtd. Notes 10.75%, 02/01/13	B3	$1,365	$1,631,175
Danka Business Systems, Sr. Notes (Luxembourg) 11.00%, 06/15/10 144A(l)	B2	1,750	1,736,875
Ingram Micro, Inc., Sr. Sub. Notes 9.875%, 08/15/08	Ba2	3,025	3,357,750
Seagate Technology HDD Holdings, Gtd. Notes 8.00%, 05/15/09	Ba2	1,000	1,085,000
Telex Communications, Inc., Sec’d. Notes 11.50%, 10/15/08 144A	B3	800	854,000
Unisys Corp., Sr. Notes 6.875%, 03/15/10	Ba1	2,500	2,700,000
Viasystems, Inc., Sr. Sub. Notes 10.50%, 01/15/11 144A	Caa2	750	802,500
Xerox Corp., Gtd. Notes 9.75%, 01/15/09	B1	5,450	6,417,375
Xerox Corp., Sr. Notes 7.625%, 06/15/13	B1	3,250	3,526,250

			24,313,113

Textile — 1.8%
Broder Brothers Co., Sr. Notes 11.25%, 10/15/10 144A	B3	1,425	1,417,875
Dyersburg Corp., Gtd. Notes, Series B 9.75%, 09/01/07 (cost $1,757,563; purchased 09/03/97—10/20/97)(g)(i)	NR	1,725	173
GFSI, Inc., Sr. Sub. Notes, Series B 9.625%, 03/01/07	B3	2,175	2,011,875
Levi Strauss & Co., Sr. Notes 11.625%, 01/15/08	Ca	2,325	1,522,875
Levi Strauss & Co., Sr. Notes 12.25%, 12/15/12	Ca	1,150	753,250
Phillips Van-Heusen, Sr. Notes 8.125%, 05/01/13	B2	1,925	2,050,125

AST Federated High Yield Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Russell Corp., Gtd. Notes 9.25%, 05/01/10 (cost $2,011,500; purchased 04/11/02 - 10/28/02)(g)	B1	$1,975	$2,054,000
Warnaco, Inc., Sr. Notes 8.875%, 06/15/13 144A	B2	4,450	4,605,749
William Carter Co., Gtd. Notes 10.875%, 08/15/11	B3	1,445	1,665,363

			16,081,285

Tobacco — 0.6%
Commonwealth Brands, Inc., Sec’d. Notes 10.625%, 09/01/08 144A	B3	2,150	2,354,250
Dimon, Inc., Gtd. Notes 9.625%, 10/15/11	Ba3	725	813,813
Dimon, Inc., Sr. Notes 7.75%, 06/01/13 144A	Ba3	1,650	1,674,750

			4,842,813

Transportation — 1.4%
Allied Holdings, Inc., Gtd. Notes, Series B 8.625%, 10/01/07	Caa1	2,900	2,791,250
Holt Group, Inc., Gtd. Notes 9.75%, 01/15/06 (cost $1,372,500; purchased 01/14/98 - 02/09/98)(g)(i)	C	1,350	45,563
NationsRent, Inc., Sec’d. Notes 9.50%, 10/15/10 144A	B2	1,875	2,025,000
Petroleum Helicopters, Inc., Gtd. Notes, Series B 9.375%, 05/01/09	B1	2,425	2,582,625
Stena AB, Sr. Notes (Sweden) 9.625%, 12/01/12(l)	Ba3	2,800	3,164,000
Stena AB, Sr. Notes, (Sweden) 7.50%, 11/01/13 144A(l)	Ba3	1,500	1,519,155

			12,127,593

Utilities — 3.1%
Calpine Canada Energy, Gtd. Notes (Canada) 8.50%, 05/01/08(l)	Caa1	2,725	2,173,188
Calpine Corp., Sr. Notes 8.50%, 02/15/11	Caa1	2,700	2,139,750
CMS Energy Corp., Sr. Notes 8.90%, 07/15/08	B3	1,250	1,365,625

	Moody’s Rating (Unaudited)	Par (000)	Value

CMS Energy Corp., Sr. Notes 7.50%, 01/15/09	B3	$4,050	$4,252,500
CMS Energy Corp., Sr. Notes 8.50%, 04/15/11	B3	1,000	1,085,000
Illinois Power Corp., First Mortgage Notes 11.50%, 12/15/10	B3	3,700	4,495,500
NRG Energy, Inc., Sec’d. Notes 8.00%, 12/15/13 144A	B2	2,250	2,376,563
PG&E Corp., Sec’d. Notes 6.875%, 07/15/08 144A	NR	1,250	1,352,563
PSEG Energy Holdings, Inc., Sr. Notes 10.00%, 10/01/09	Ba3	3,975	4,685,530
Reliant Resources, Inc., Sec’d. Notes 9.25%, 07/15/10 144A	B1	1,450	1,558,750
Reliant Resources, Inc., Sec’d. Notes 9.50%, 07/15/13 144A	B1	1,775	1,908,125

			27,393,094

Utility – Natural Gas — 2.7%
ANR Pipeline, Inc., Notes 8.875%, 03/15/10	B1	500	564,375
Caithness Coso Fund Corp., Sec’d. Notes 9.05%, 12/15/09	Ba2	2,792	3,043,088
El Paso Corp., Sr. Notes 6.95%, 12/15/07	Caa1	2,175	2,088,000
El Paso Corp., Sr. Notes 6.75%, 05/15/09	Caa1	2,100	2,010,750
El Paso Corp., Sr. Notes 8.05%, 10/15/30	Caa1	3,450	3,018,750
El Paso Corp., Sr. Notes 7.80%, 08/01/31	Caa1	6,475	5,544,218
El Paso Production Holding Corp., Gtd. Notes 7.75%, 06/01/13 144A	B2	3,275	3,270,906
Swift Energy Co., Sr. Sub. Notes 9.375%, 05/01/12	B3	2,675	2,929,125
Tennessee Gas Pipeline, Debs. 7.50%, 04/01/17	B1	1,000	1,028,750

			23,497,962

Wireless Communications — 6.3%
ACC Escrow Corp., Sr. Notes 10.00%, 08/01/11 144A	B2	3,000	3,345,000
Alaska Communications Systems Holdings, Inc., Gtd. Notes 9.375%, 05/15/09	B3	1,250	1,256,250

AST Federated High Yield Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)		Par (000)	Value

Alaska Communications Systems Holdings, Inc., Sr. Notes 9.875%, 08/15/11 144A	B2		$1,525	$1,608,875
Cincinnati Bell, Inc., Gtd. Notes 7.25%, 07/15/13 144A	B2		2,825	3,015,123
Cincinnati Bell, Inc., Sr. Sub. Notes 8.375%, 01/15/14 144A	B3		2,175	2,359,875
Eircom Funding, Sr. Sub. Notes (Ireland) 8.25%, 08/15/13(l)	B1		1,275	1,418,438
Nextel Communications, Inc., Sr. Notes 9.375%, 11/15/09	B2		9,400	10,269,499
Nextel Partners, Inc., Sr. Notes 12.50%, 11/15/09	Caa1		838	980,460
Nextel Partners, Inc., Sr. Notes 11.00%, 03/15/10	Caa1		725	806,563
Nextel Partners, Inc., Sr. Notes 11.00%, 03/15/10	Caa1		1,425	1,585,313
Qwest Corp., Notes 8.875%, 03/15/12 144A	Ba3		7,550	8,682,499
Qwest Services Corp., Notes 13.50%, 12/15/10 144A	CCC+	(d)	12,350	15,066,999
Rogers Cantel, Inc., Sr. Sub. Notes (Canada) 8.80%, 10/01/07(l)	B2		2,500	2,581,250
Triton PCS, Inc., Gtd. Notes 8.50%, 06/01/13	B2		1,750	1,890,000

				54,866,144

Total Corporate Obligations
(Cost $792,946,163)				832,558,304

	Shares	Value

PREFERRED STOCK — 0.7%
Healthcare Services
River Holding Corp., Series B, 11.50% [PIK]* (cost $637,833; purchased 04/02/98 - 11/14/03)(g)	9,262	$93

Media – Non Cable — 0.4%
Primedia, Inc.,
Series D, 10.00%,	8,475	834,788
Series F, 9.20%	17,250	1,647,374
Series H, 8.625%	13,100	1,211,750
Ziff Davis Media, Inc.,
Series E, 10.00%*	108	2,403

		3,696,315

Retailers — 0.3%
General Nutrition Center, 12.00% 144A	2,400	2,406,000

Wireless Communications McLeodUSA, Inc., Series A, 2.50% [CVT]*	24,880	189,586

Total Preferred Stock
(Cost $12,047,972 )		6,291,994

COMMON STOCK — 0.2%
Packaging
Russell-Stanley Holdings, Inc.* (cost $523,314; purchased 02/05/99 - 03/30/99)(g)	39,000	39,000

Entertainment
AMF Bowling Worldwide, Inc.*	4,409	106,477

Diversified Manufacturing
Simonds Industries, Inc.* (cost $340,716; purchased 03/08/01)(g)(o)	10,428	261,639

Metals & Mining — 0.1%
ACP Holding Corp.*144A	731,028	438,617
Royal Oak Mines, Inc.* (cost $7,351; purchased 02/24/99)(g)	66,164	298

		438,915

Media — Cable — 0.1%
NTL, Inc.*	6,490	452,677
Viatel Holding Ltd. (United Kingdom)*	13,205	32,682

		485,359

Total Common Stock
(Cost $6,944,603)		1,331,390

AST Federated High Yield Portfolio

Schedule of Investments

December 31, 2003

	Units	Value

WARRANTS* — 0.1%
Media — Non Cable
Advanstar Holdings Corp., expiring 10/15/11	1,100	$11

Packaging
Pliant Corp., expiring 06/01/10	1,000	10

Entertainment
AMF Bowling Worldwide, Inc., Series A, expiring 03/09/09	10,375	29,828
AMF Bowling Worldwide, Inc., Series B, expiring 03/09/09	10,136	2,585

		32,413

Metals & Mining — 0.1%
ACP Holding Corp., expiring 10/07/13	658,733	329,366

Paper
MDP Acquisitions PLC, expiring 10/01/13 (Ireland) 144A	900	5,850

Media — Non Cable
Ziff Davis Holdings, Inc., expiring 08/12/12 (cost $198; purchased 07/18/00)(g)	19,800	198

Wireless Communications
McLeodUSA, Inc., expiring 04/16/07	55,131	28,117
XM Satellite Radio Holdings, Inc., expiring 03/15/10	2,000	42,500

		70,617

Total Warrants
(Cost $2,807,182)		438,465

RIGHTS*
Media — Cable
NTL, Inc. (Cost $20)	1	20

Total Long-Term Investments (Cost $814,745,940)		840,620,173

	Par (000)
SHORT-TERM INVESTMENT — 1.6%
Repurchase Agreement — 1.5%
Greenwich Capital Markets, Inc.
0.70%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $13,846,538 (Collateralized by U.S. Treasury Bills, 2.875%,(n) maturing 6/30/04, par value $14,007,000, market value including accrued interest $14,133,938)	$13,846	13,846,000

	Shares	Value
Registered Investment Companies — 0.1%
BlackRock Provident Institutional Funds TempCash Portfolio	221,250	$221,250
BlackRock Provident Institutional Funds TempFund Portfolio	221,250	221,250

		442,500

Total Short-Term Investments (Cost $14,288,500)		14,288,500

Total Investments — 98.4%
(Cost $829,034,440; Note 5)		854,908,673
Other Assets in Excess of Liabilities — 1.6%		13,602,686

Net Assets — 100.0%		$868,511,359

The following abbreviations are is used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
CVT	Convertible Security
FRN	Floating Rate Note
PIK	Payment in Kind Security

symbol	description
*	Non-income producing security.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid securities is $15,337,104. The aggregate value, $3,748,690 represents 0.43% of net assets.
(i)	Represents issuer in default on interest payments, Non-income producing security.
(l)	US$ Denominated Foreign Bonds.
(n)	Rates shown are the effective yields at purchase date.
(o)	Indicates a fair valued security.

See Notes to Financial Statements.

AST Lord Abbett Bond - Debenture Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

LONG-TERM INVESTMENTS — 76.9%
CORPORATE OBLIGATIONS — 57.6%
Aerospace/Defense — 1.2%
Alliant Techsystems, Inc., Gtd. Notes
8.50%, 05/15/11	B2	$250	$276,250
DRS Technologies, Inc., Sr. Sub. Notes
6.875%, 11/01/13 144A	B2	1,000	1,030,000
Esterline Technologies Corp., Sr. Sub. Notes
7.75%, 06/15/13 144A	B1	500	540,000
Raytheon Co., Notes
4.85%, 01/15/11	Baa3	1,500	1,504,199
Titan Corp., Gtd. Notes
8.00%, 05/15/11 144A	B2	750	855,000

			4,205,449

Airlines — 0.3%
American Airlines, Inc., Bonds
8.608%, 04/01/11	Baa3	700	637,891
Delta Air Lines, Inc., Pass-Thru Cert., Series 01-1
7.711%, 09/18/11	Baa3	500	443,329

			1,081,220

Apparel & Textile — 0.1%
Tommy Hilfiger USA, Inc., Gtd. Notes
6.85%, 06/01/08	Ba1	500	503,750

Automotive — 0.1%
General Motors Corp., Sr. Notes
7.125%, 07/15/13(a)	Baa1	275	298,144

Automobile Parts & Equipment — 1.7%
Collins & Aikman Products Corp., Gtd. Notes
10.75%, 12/31/11	B2	500	493,750
Cummins, Inc., Sr. Notes
9.50%, 12/01/10 144A	Ba2	750	866,250
Dana Corp., Notes
10.125%, 03/15/10	Ba3	750	877,500
Delco Remy International, Inc., Gtd. Notes
11.00%, 05/01/09(a)	B3	1,175	1,222,000
Dura Operating Corp., Gtd. Notes, Series D
9.00%, 05/01/09(a)	B2	850	854,250

	Moody’s Rating (Unaudited)	Par (000)	Value

Goodyear Tire & Rubber Co., Notes
7.857%, 08/15/11(a)	B2	$1,000	$877,500
Tenneco Automotive, Inc., Sec’d Notes, Series B
10.25%, 07/15/13	B2	565	645,513

			5,836,763

Banking — 0.1%
Wachovia Corp., Sub. Notes
6.605%, 10/01/05	A1	325	358,190

Beverages — 0.6%
Le-Natures, Inc., Sr. Sub. Notes
9.00%, 06/15/13 144A	B3	2,000	2,100,000

Building & Construction — 0.9%
Beazer Homes USA, Inc., Gtd. Notes
8.375%, 04/15/12	Ba2	500	553,750
Sr. Notes
6.50%, 11/15/13 144A(a)	Ba2	500	501,875
D.R. Horton, Inc., Sr. Notes
6.875%, 05/01/13	Ba1	500	535,000
Schuler Homes, Inc., Gtd. Notes
9.375%, 07/15/09	Ba1	500	565,000
William Lyon Homes, Inc.
10.75%, 04/01/13	B3	750	856,875

			3,012,500

Building Material — 0.5%
Fedders North America, Inc., Gtd. Notes
9.375%, 08/15/07	Caa1	400	404,000
Interface, Inc., Sr. Sub. Notes, Series B
9.50%, 11/15/05(a)	Caa3	500	487,500
Jacuzzi Brands, Inc., Sec’d Notes
9.625%, 07/01/10 144A	B3	750	828,750

			1,720,250

Chemicals — 1.3%
Airgas, Inc., Gtd. Notes
9.125%, 10/01/11	Ba2	350	394,625
IMC Global, Inc., Gtd. Notes, Series B
11.25%, 06/01/11	B1	700	773,500
Koppers, Inc., Gtd. Notes
9.875%, 10/15/13 144A	B2	450	499,500

AST Lord Abbett Bond - Debenture Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Kranton Polymers LLC, Sr. Sub. Notes
8.125%, 01/15/14 144A	B3	$45	$47,138
Lyondell Chemical Co., Sec’d Notes, Series A
9.625%, 05/01/07	B1	750	795,000
Rhodia SA, Sr. Notes (France)
8.875%, 06/01/11 144A(a)(l)	Caa1	1,500	1,387,500
Terra Capital, Inc., Sec’d Notes
11.50%, 06/01/10	Caa1	700	735,000

			4,632,263

Computer Hardware — 0.5%
ASML Holding N.V. (Netherlands)
5.75%, 10/15/06(I)	B3	1,000	1,315,000
Seagate Technology HDD Holdings, Gtd. Notes
8.00%, 05/15/09	Ba2	500	542,500

			1,857,500

Consumer Products — 1.0%
Bombardier Recreational, Sr. Sub. Notes (Canada)
8.375%, 12/15/13 144A(1)	B3	500	522,500
JohnsonDiversey, Inc., Gtd. Notes, Series B
9.625%, 05/15/12	B2	750	840,000
Rayovac Corp., Sr. Sub. Notes
8.50%, 10/01/13	B3	2,000	2,095,000

			3,457,500

Diversified Capital Goods — 1.0%
Blount, Inc., Gtd. Notes
13.00%, 08/01/09	Caa2	550	595,375
Eagle-Picher Industries, Inc., Sr. Notes
9.75%, 09/01/13 144A	B3	500	547,500
Sensus Metering Systems, Sr. Sub. Notes
8.625%, 12/15/13 144A	Caa1	500	515,000
Stena AB, Sr. Notes, (Sweden)
7.50%, 11/01/13 144A(l)	Ba3	765	774,769

	Moody’s Rating (Unaudited)	Par (000)	Value

Tyco International Group SA, Sr. Notes (Luxembourg)
6.00%, 11/15/13 144A(l)	Ba2	$925	$957,375

			3,390,019

Electric Generation — 1.3%
Calpine Corp., Sec’d. Notes
8.50%, 07/15/10 144A	B(d)	2,750	2,695,000
Sr. Notes
7.875%, 04/01/08(a)	Caa1	500	392,500
Dynegy Holdings, Inc., Sec’d Notes
9.875%, 07/15/10 144A	B3	500	565,000
NRG Energy, Inc., Sec’d. Notes
8.00%, 12/15/13 144A	B2	425	448,906
Reliant Resources, Inc., Sec’d. Notes
9.50%, 07/15/13 144A(a)	B1	560	602,000

			4,703,406

Electric — Integrated — 1.9%
Duke Energy Corp., Sr. Notes, Series B
5.375%, 01/01/09	Baa1	1,500	1,583,715
PPL Energy Supply LLC, Sr. Notes
6.40%, 11/01/11	Baa2	500	547,070
Teco Energy, Inc., Sr. Notes
7.50%, 06/15/10	Ba1	2,000	2,150,000
Virginia Electric & Power Co., Notes
4.50%, 12/15/10	A3	2,000	2,019,554
7.00%, 01/01/24	A2	300	309,155

			6,609,494

Electronics — 0.7%
Micron Technology, Inc.
2.50%, 02/01/10 [CVT]	B2	1,000	1,327,500
STMicroelectronics N.V. (Netherlands)
Zero Coupon, 07/05/13 [CVT](l)	A3	1,000	1,071,017

			2,398,517

Energy Exploration —1.1%
El Paso Production Holding Corp., Gtd. Notes
7.75%, 06/01/13 144A	B2	1,250	1,248,438
Houston Exploration Co., Sr. Sub. Notes
7.00%, 06/15/13 144A	B2	250	259,375

AST Lord Abbett Bond - Debenture Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Magnum Hunter Resources, Inc., Gtd. Notes
9.60%, 03/15/12	B2	$1,000	$1,140,000
Range Resources Corp., Sr. Sub. Notes
7.375%, 07/15/13	B3	1,000	1,005,000

			3,652,813

Energy Production —0.5%
Forest Oil Corp., Sr. Notes
8.00%, 06/15/08	Ba3	350	383,250
Hanover Compressor Co., Sr. Notes
8.625%, 12/15/10(a)	B3	1,395	1,429,875

			1,813,125

Environmental Services — 1.0%
Allied Waste North America, Inc., Sr. Notes
7.875%, 04/15/13	Ba3	2,500	2,718,750
Nalco Co., Sr. Sub. Notes
8.875%, 11/15/13 144A	Caa1	825	886,875

			3,605,625

Financial Services — 0.3%
Alamosa Delaware, Inc., Gtd. Notes
11.00%, 07/31/10	Caa1	1,000	1,090,000

Food & Drug Retailers —1.4%
Ingles Markets, Inc., Gtd. Notes
8.875%, 12/01/11	Ba3	1,400	1,414,000
Rite Aid Corp., Notes
8.125%, 05/01/10	B2	2,000	2,159,999
Roundy’s, Inc., Gtd. Notes, Series B
8.875%, 06/15/12	B2	750	804,375
Stater Brothers Holdings, Inc., Sr. Notes
10.75%, 08/15/06	B2	500	529,375

			4,907,749

Food - Wholesale — 2.3%
B&G Foods, Inc., Gtd. Notes, Series D
9.625%, 08/01/07	B3	2,000	2,080,000
Corn Products International, Inc., Sr. Notes
8.45%, 08/15/09	Ba1	500	561,250
Dean Foods Co., Sr. Notes
6.625%, 05/15/09	Ba2	1,250	1,318,750

	Moody’s Rating (Unaudited)	Par (000)	Value

Dole Foods Co., Debs.
7.875%, 07/15/13	B2	$1,000	$1,107,500
Land O’ Lakes, Inc., Sec’d Notes
9.00%, 12/15/10 144A	B2	400	405,000
Sr. Notes
8.75%, 11/15/11(a)	B3	400	354,000
Michael Foods, Inc., Sr. Sub. Notes
8.00%, 11/15/13 144A	B3	1,500	1,567,500
Pinnacle Foods Holding Corp., Sr. Sub. Notes
8.25%, 12/01/13 144A	B3	475	494,000

			7,888,000

Forestry/Paper — 2.2%
Boise Cascade Co., Sr. Notes
6.50%, 11/01/10	Ba2	800	839,208
Buckeye Technologies, Inc., Sr. Sub. Notes
8.00%, 10/15/10	Caa1	1,250	1,231,250
Georgia-Pacific Corp., Debs.
8.25%, 03/01/23	Ba3	1,100	1,122,000
Jefferson Smurfit Corp., Gtd. Notes
8.25%, 10/01/12	B2	1,000	1,085,000
JSG Funding PLC, Sr. Notes (Ireland)
9.625%, 10/01/12(l)	B2	750	843,750
Longview Fibre Co., Sr. Sub. Notes
10.00%, 01/15/09	B2	500	551,250
Millar Western Forest Products Ltd., Sr. Notes
7.75%, 11/15/13 144A	B3	590	615,075
Tembec Industries, Inc., Gtd. Notes (Canada)
7.75%, 03/15/12(l)	Ba3	1,500	1,500,000

			7,787,533

Gaming — 3.7%
Aztar Corp., Sr. Sub. Notes
8.875%, 05/15/07	Ba3	1,500	1,573,125
Boyd Gaming Corp., Sr. Sub. Notes
8.75%, 04/15/12	B1	1,500	1,650,000
Hard Rock Hotel, Inc., Notes
8.875%, 06/01/13 144A	B3	1,340	1,433,800
Isle of Capri Casinos, Inc., Gtd. Notes
9.00%, 03/15/12	B2	1,250	1,396,875
Mandalay Resort Group, Sr. Sub. Notes
9.375%, 02/15/10(a)	Ba3	600	700,500

AST Lord Abbett Bond - Debenture Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Mohegan Tribal Gaming Co., Sr. Sub. Notes
6.375%, 07/15/09	Ba3	$1,000	$1,035,000
Park Place Entertainment Corp., Sr. Notes
7.50%, 09/01/09	Ba1	350	386,750
Sr. Sub. Notes
9.375%, 02/15/07	Ba2	1,000	1,137,500
Penn National Gaming, Inc., Sr. Sub. Notes
6.875%, 12/01/11 144A	B3	750	746,250
River Rock Entertainment, Sr. Notes
9.75%, 11/01/11 144A	B2	755	814,456
Turning Stone Casino Resort Enterprise, Sr. Notes
9.125%, 12/15/10 144A	B1	500	546,250
Venetian Casino Resort LLC, Gtd. Notes
11.00%, 06/15/10	B3	500	582,500

			12,003,006

Gas Distribution — 2.0%
Northwest Pipeline Corp., Gtd. Notes
8.125%, 03/01/10	B1	500	557,500
PSE&G Energy Holdings, Inc., Sr. Notes
8.50%, 06/15/11	Ba3	500	556,875
Semco Energy, Inc., Sr. Notes
7.125%, 05/15/08 144A	Ba2	800	837,000
7.75%, 05/15/13	Ba2	1,855	1,940,793
Sonat, Inc., Notes
6.875%, 06/01/05(a)	Caa1	750	742,500
7.625%, 07/15/11(a)	Caa1	1,000	931,250
Suburban Propane Partners L.P., Sr. Notes
6.875%, 12/15/13 144A	B1	850	862,750
Williams Companies, Inc., Sr. Notes
8.625%, 06/01/10(a)	B3	500	568,750

			6,997,418

Health Services — 4.0%
Abgenix
3.50%, 03/15/07	NR	1,000	933,750
AmeriPath, Inc., Gtd. Notes
10.50%, 04/01/13	B3	1,500	1,627,500
Hanger Orthopedic Group, Inc., Gtd. Notes
10.375%, 02/15/09	B2	500	570,000

	Moody’s Rating (Unaudited)	Par (000)	Value

HEALTHSOUTH Corp., Sr. Notes
8.375%, 10/01/11	NR	$760	$722,000
Iasis Healthcare Corp., Gtd. Notes
8.50%, 10/15/09	B3	1,400	1,466,500
Mariner Health Care, Inc., Sr. Sub. Notes
8.25%, 12/15/13 144A	B3	375	380,625
Medex, Inc., Sr. Sub. Notes
8.875%, 05/15/13 144A	B3	2,000	2,160,000
National Nephrology Associates, Inc., Sr. Sub. Notes
9.00%, 11/01/11 144A	B3	335	352,588
Pacificare Health Systems, Inc., Gtd. Notes
10.75%, 06/01/09	B1	640	758,400
Prime Medical Services, Inc., Gtd. Notes
8.75%, 04/01/08	B3	750	727,500
Rotech Healthcare, Inc., Gtd. Notes
9.50%, 04/01/12	B2	750	787,500
Tenet Healthcare Corp., Notes
7.375%, 02/01/13(a)	B1	1,000	1,010,000
Triad Hospitals, Inc., Gtd. Notes, Series B
8.75%, 05/01/09	B1	530	575,050
Sr. Sub. Notes
7.00%, 11/15/13 144A	B3	750	759,375
UnitedHealth Group, Inc., Notes
4.875%, 04/01/13	A3	1,000	1,008,815

			13,839,603

Hotels — 1.8%
Felcor Lodging L.P., Gtd. Notes
9.00%, 06/01/11	B1	700	766,500
Gaylord Entertainment Co., Sr. Notes
8.00%, 11/15/13 144A	B3	2,050	2,173,000
Hilton Hotels Corp., Notes
8.25%, 02/15/11	Ba1	1,000	1,155,000
HMH Properties, Inc., Gtd. Notes
7.875%, 08/01/08 Series B	Ba3	1,000	1,043,750
Host Marriott L.P.
9.25%, 10/01/07 [REIT]	Ba3	1,000	1,122,500

			6,260,750

AST Lord Abbett Bond - Debenture Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Household & Leisure Products — 0.5%
Costco Wholesale Corp.,
Zero Coupon, 08/19/17	A3	$1,000	$851,250
Remington Arms Co., Inc.,
Notes 10.50%, 02/01/11	B2	750	802,500

			1,653,750

Leisure — 0.2%
Six Flags, Inc., Sr. Notes
9.50%, 02/01/09	B3	750	789,375

Machinery — 0.4%
JLG Industries, Inc., Gtd. Notes
8.25%, 05/01/08	B2	600	654,750
Manitowoc Co., Inc. (The), Sr. Notes
7.125%, 11/01/13	B1	665	690,769

			1,345,519

Media - Broadcasting — 2.2%
Allbritton Communications, Sr. Sub. Notes
7.75%, 12/15/12	B3	2,050	2,137,125
Clear Channel Communications, Inc., Sr. Notes
4.625%, 01/15/08	Baa3	2,000	2,065,176
Paxson Communications Corp., Gtd. Notes
10.75%, 07/15/08	Caa1	1,500	1,644,375
Sinclair Broadcast Group, Inc., Gtd. Notes
8.75%, 12/15/11	B2	1,000	1,115,000
TV Azteca SA de CV, Sr. Notes, Series B (Mexico)
10.50%, 02/15/07(l)	B1	575	590,813

			7,552,489

Media - Cable — 4.7%
Charter Communications Holdings LLC, Sr. Notes
10.00%, 04/01/09(a)	Ca	3,300	2,953,500
Comcast Corp., Gtd. Notes
5.85%, 01/15/10	Baa3	2,800	2,994,160
Comcast U.K. Cable Corp., Debs. (Bermuda)
11.20%, 11/15/07(l)	Caa2	1,225	1,243,375
CSC Holdings, Inc., Debs., Series B
8.125%, 08/15/09	B1	1,500	1,616,250
DIRECTV Holdings LLC, Sr. Notes
8.375%, 03/15/13	B1	1,250	1,456,250

	Moody’s Rating (Unaudited)	Par (000)	Value

EchoStar DBS Corp., Sr. Notes
6.375%, 10/01/11 144A	Ba3	$1,500	$1,545,000
Insight Communications Co., Inc., Zero Coupon (until 02/15/06) 12.25%,
02/15/11	Caa2	2,750	2,364,999
Mediacom LLC, Sr. Notes, Series B
8.50%, 04/15/08(a)	B2	2,000	2,050,000

			16,223,534

Media - Diversified — 0.5%
Block Communications, Inc., Gtd. Notes
9.25%, 04/15/09	B2	1,550	1,670,125

Media Services — 0.2%
Interpublic Group of Companies, Inc., Notes
7.25%, 08/15/11	Baa3	500	547,500

Metals & Mining — 0.2%
Century Aluminum Co., Notes
11.75%, 04/15/08	B1	500	560,000

Non-Food & Drug Retailers — 1.2%
Couche-Tard Corp., Sr. Sub. Notes
7.50%, 12/15/13 144A	Ba3	240	253,800
Penny, (J.C.) Co., Inc.
8.00%, 03/01/10	Ba3	250	287,813
6.875%, 10/15/15	Ba3	1,000	1,056,250
7.95%, 04/01/17	Ba3	1,275	1,455,094
Saks, Inc.
9.875%, 10/01/11	B1	1,000	1,195,000

			4,247,957

Oil Field Equipment Services — 0.2%
Key Energy Services, Inc., Gtd. Notes
8.375%, 03/01/08	Ba2	500	537,500
Sr. Notes
6.375%, 05/01/13	Ba2	175	178,500

			716,000

Packaging — 1.7%
Bway Corp., Sr. Sub. Notes
10.00%, 10/15/10	B3	1,000	1,095,000
Crown Cork & Seal Co., Inc., Debs.
7.375%, 12/15/26	B3	1,575	1,431,281

AST Lord Abbett Bond - Debenture Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Graham Packaging Co., Inc., Sr. Disc. Notes, Series B
10.75%, 01/15/09	Caa2	$150	$155,250
Owens-Brockway Glass Containers Corp., Gtd. Notes
8.875%, 02/15/09	B1	1,750	1,920,625
Plastipak Holdings, Inc., Gtd. Notes
10.75%, 09/01/11	B3	500	557,500
Portola Packaging, Inc., Sr. Notes
10.75%, 10/01/05	B2	500	503,750
Tekni-Plex, Inc., Sec’d. Notes
8.75%, 11/15/13 144A	B2	175	183,313

			5,846,719

Pharmaceuticals — 2.8%
Allergan, Inc.
Zero Coupon, 11/06/22 [CVT]	A3	1,000	957,500
Alpharma, Inc., Sr. Notes
8.625%, 05/01/11 144A	B3	2,000	2,040,000
Amgen, Inc.
Zero Coupon, 03/01/32 [CVT]	A2	1,000	758,750
Biovail Corp. (Canada)
7.875%, 04/01/10(l)	B2	2,500	2,562,500
Cell Therapeutics, Inc.
5.75%, 06/15/08	NR	88	90,860
Cephalon, Inc.
2.50%, 12/15/06 [CVT]	B-(d)	500	479,375
PerkinElmer, Inc., Gtd. Notes
8.875%, 01/15/13(a)	Ba3	1,500	1,725,000
Teva Pharmaceuticals Financial
0.375%, 11/18/07	BBB-(d)	810	1,127,925

			9,741,910

Printing & Publishing — 1.7%
Dex Media West, Sr. Sub. Notes
9.875%, 08/15/13 144A	B3	600	700,500
Dex Media, Inc., Notes
8.00%, 11/15/13 144A	Caa1	1,250	1,328,125
Houghton Mifflin Co.
8.25%, 02/01/11 144A	B2	1,900	2,042,500
Primedia, Inc., Sr. Notes
8.875%, 05/15/11	B3	1,600	1,692,000
Von Hoffman Corp.
10.25%, 03/15/09 144A	B2	100	107,000

			5,870,125

	Moody’s Rating (Unaudited)	Par (000)	Value

Services & Software — 1.3%
Electronic Data Systems Corp., Notes, Series B
6.00%, 08/01/13(a)	Baa3	$2,000	$1,969,504
Mentor Graphics Corp.
6.875%, 06/15/07	NR	1,750	1,870,313
Unisys Corp., Sr. Notes
8.125%, 06/01/06	Ba1	750	813,750

			4,653,567

Steel Producers & Products — 0.1%
Armco, Inc., Sr. Notes
9.00%, 09/15/07	B3	400	357,000

Support Services — 0.9%
Iron Mountain, Inc., Gtd. Notes
7.75%, 01/15/15	B2	1,500	1,578,750
6.625%, 01/01/16	B2	1,500	1,466,250

			3,045,000

Telecommunications — 4.6%
Centennial Communications Corp., Gtd. Notes
10.125%, 06/15/13	Caa1	1,500	1,657,500
Cincinnati Bell, Inc., Sr. Sub. Notes
8.375%, 01/15/14 144A	B3	850	922,250
Corning, Inc.
7.00%, 03/15/07	Ba2	750	753,750
3.50%, 11/01/08 [CVT]	Ba2	1,600	1,990,000
Dobson Communications Corp., Sr. Notes
10.875%, 07/01/10(a)	B3	500	547,500
8.875%, 10/01/13 144A(a)	B3	850	864,875
Eircom Funding, Sr. Sub. Notes (Ireland)
8.25%, 08/15/13(l)	B1	250	278,125
Level 3 Financing, Inc., Sr. Notes
10.75%, 10/15/11 144A	Caa2	700	743,750
Nextel Communications, Inc. Notes
5.25%, 01/15/10	B2	1,000	1,020,000
Sr. Notes
9.50%, 02/01/11	B2	1,000	1,135,000
7.375%, 08/01/15	B2	300	324,000
Nextel Partners, Inc., Sr. Notes
8.125%, 07/01/11(a)	Caa1	350	374,500
Qwest Services Corp., Notes
13.50%, 12/15/10 144A	CCC+(d)	1,500	1,830,000

AST Lord Abbett Bond - Debenture Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Rural Cellular Corp.
9.75%, 01/15/10	Caa2	$300	$294,750
9.875%, 02/01/10	Caa1	1,500	1,605,000
Western Wireless Corp., Sr. Notes
9.25%, 07/15/13	Caa1	550	583,000
Worldcom, Inc.
6.50%, 04/15/10(a)(i)	NR	1,500	1,215,000

			16,139,000

Transportation — 0.5%
Avis Group Holdings, Inc., Notes
11.00%, 05/01/09	Baa3	500	541,305
Great Lakes Dredge & Dock, Sr. Sub. Notes
7.75%, 12/15/13 144A	B3	450	464,625
Offshore Logistics, Inc., Notes
6.125%, 06/15/13	Ba2	750	738,750

			1,744,680

Theaters & Entertainment — 0.2%
AMC Entertainment, Inc., Sr. Sub. Notes
9.50%, 03/15/09	Caa1	250	260,000
Cinemark USA, Inc., Sr. Sub. Notes
9.00%, 02/01/13	B3	500	565,000

Total Corporate Obligations			825,000

(Cost $188,940,233)			199,539,837

CONVERTIBLE BONDS — 12.7%
Beverly Enterprises, Inc.
2.75%, 11/01/10 [CVT]	B2	1,000	1,415,000
Bunge Limited Finance Corp.
3.75%, 11/15/07	Baa3	1,000	1,171,250
Disney (Walt) Co.
2.125%, 04/15/08 [CVT]	Baa1	2,000	2,127,500
Documentum, Inc.
4.50%, 04/01/07	BBB(d)	2,000	2,392,499
Eastman Kodak Co.
3.375%, 10/15/10 [CVT] 144A	Baa3	200	223,000
EDO Corp.
5.25%, 04/15/07	NR	500	560,625
Fairmont Hotels & Resorts, Inc. (Canada)
3.75%, 01/20/09 144A [CVT](l)	NR	1,500	1,580,625
First Data Corp.
2.00%, 03/01/04 [CVT](a)	A1	1,500	1,631,250

	Moody’s Rating (Unaudited)	Par (000)	Value

Fisher Scientific International, Inc.
2.50%, 10/01/10 144A [CVT]	B1	$2,000	$2,277,500
FLIR Systems, Inc.
3.00%, 06/01/10 144A	NR	1,500	1,657,500
Ford Motor Credit Corp.
7.25%, 10/25/11(a)	A3	1,500	1,629,288
General Mills, Inc.
Zero Coupon, 10/28/22	Baa2	850	599,250
Kerr-McGee Corp.
5.25%, 02/15/10	Ba1	1,100	1,164,625
L-3 Communications Holdings, Inc.
4.00%, 09/15/11 [CVT]	Ba3	1,500	1,648,125
Lamar Advertising Co.
2.875%, 12/31/10	B2	1,750	1,802,500
Liberty Media Corp.
3.25%, 03/15/31	Baa3	2,250	2,336,265
Lifepoint Hospital Holdings, Inc.
4.50%, 06/01/09	B3	1,500	1,513,125
LSI Logic Corp.
4.00%, 05/15/10 [CVT]	NR	2,000	2,232,500
Manugistics Group, Inc.
5.00%, 11/01/07	NR	850	787,313
Maxtor Corp.
6.80%, 04/30/10(a)	B2	260	372,775
Medtronic, Inc.
1.25%, 09/15/04 [CVT]	A1	1,500	1,543,125
Nestle Holding, Inc. (Switzerland)(l)
3.00%, 05/09/05	NR	1,500	1,725,000
Parker Drilling Co.
5.50%, 08/01/04(a)	Caa1	440	441,650
Placer Dome, Inc.
2.75%, 10/15/13 [CVT] 144A	Baa2	1,500	1,801,875
RF Micro Devices, Inc.
1.50%, 07/01/10	B-(d)	1,000	1,517,500
Sanmina - SCI Corp.
10.375%, 01/15/10	Ba2	1,000	1,175,000
Sinclair Broadcast Group, Inc.
4.875%, 01/15/11 144A	B3	1,000	1,103,750
Teradyne, Inc.
3.75%, 10/15/06	NR	1,000	1,155,000
Tyco International Group SA (Luxembourg)
2.75%, 01/15/08(l)	Ba2	1,250	1,601,563
Universal Health Services, Inc.
0.426%, 06/23/06 [CVT]	Baa3	3,500	2,323,125

AST Lord Abbett Bond - Debenture Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Wind River Systems, Inc.
3.75%, 12/15/06	CCC+(d)	$600	$562,500

Total Convertible Bonds
(Cost $41,460,580)			44,072,603

	Shares

PREFERRED STOCK — 3.7%
Broadcasting — 0.4%
Sinclair Broadcast Group, Inc., 6.00%[CVT]	25,000	1,233,750

Business Services — 0.1%
Interpublic Group of Companies, Inc., 5.375%*[CVT]	5,200	298,220

Electronic Components & Equipment — 0.3%
Electronic Data Systems Corp., 7.625%[CVT]	7,000	160,510
Motorola, Inc., 7.00%[CVT]	20,000	868,600

		1,029,110

Entertainment & Leisure — 0.1%
Six Flags, Inc., 7.25%[CVT]	8,000	183,200

Financial Services — 0.1%
Doral Financial Corp., 4.75%[CVT], 144A	1,320	334,468

Insurance — 0.4%
Anthem, Inc., 6.00%[CVT]	14,000	1,235,220

Lumber & Wood Products — 0.3%
Temple-Inland, Inc., 7.50%[CVT]	20,000	1,162,400

Metals & Mining — 0.5%
Phelps Dodge Corp., 6.75%[CVT]	10,500	1,776,600

Oil & Gas — 0.1%
Kerr-McGee Corp., 5.50%[CVT]	10,000	499,000

Pharmaceuticals — 0.4%
Omnicare, Inc., 4.00%[CVT]	20,000	1,275,000

Telecommunications — 0.1%
Alamosa Holdings, Inc., 7.5%, Series B*[CVT]	800	277,000
Sprint Corp. 7.125%[CVT]	20,000	142,000

		419,000

Utilities — 0.9%
Dominion Resources, Inc., 9.50%[CVT]	25,000	1,431,250
FPL Group, Inc., 8.00%[CVT]	35,000	1,977,150

		3,408,400

Total Preferred Stock
(Cost $11,191,949)		12,854,368

	Par (000)	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%
Federal Home Loan Mortgage Corp.
3.50%, 09/15/07	$5,000	$5,090,741
Federal National Mortgage Assoc.
5.50%, 07/01/33	3,717	3,768,941
7.00%, 11/01/31 - 03/01/32	994	1,052,501

		4,821,442

Total U.S. Government Agency Obligations
(Cost $9,882,669)		9,912,183

	Shares
COMMON STOCK
Computer Hardware
McDATA Corp. (Class “A” Stock)*	110	1,048

Computer Services & Software
EMC Corp.*(a)	3,000	38,760

Total Common Stock
(Cost $126,604)		39,808

Total Long Term Investments
(Cost $251,602,035)		266,418,799

	Par (000)
SHORT-TERM INVESTMENTS — 18.6%
Commercial Paper — 0.5%
Concord Minutemen Capital Co.
1.10%, 02/10/04(b)	$1,668	1,663,494
General Electric Capital Corp.
1.11%, 02/05/04(b)	35	35,060

		1,698,554

Corporate Obligations — 1.6%
Merrill Lynch & Co., Inc.
1.13%, 01/02/04(b)	527	527,165
Natexis Banques Populaires
1.035%, 01/02/04 [FRN](b)(c)	5,176	5,175,928

		5,703,093

Non-Registered Investment Company — 4.9%

	Shares
BlackRock Institutional Money Market Trust(b)(j)	17,119,296	17,119,296

AST Lord Abbett Bond - Debenture Portfolio

Schedule of Investments

December 31,2003

	Par (000)	Value
Registered Investment Companies — 10.9%
BlackRock Provident Institutional Funds
TempCash Portfolio	$18,665,672	$18,665,672
BlackRock Provident Institutional Funds
TempFund Portfolio	18,665,672	18,665,672

		37,331,344

Repurchase Agreement — 0.6%
Merrill Lynch & Co., Inc.
1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $2,196,642 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $2,695,035, market value including accrued interest $2,262,456)(b)	2,197	2,196,519

Time Deposits — 0.1%
Chase Manhattan Bank
0.875%, 01/02/04(b)	371	370,578
UBS Bank
0.938%, 01/02/04(b)	4	3,940

		374,518

Total Short-Term Investments
(Cost $64,423,324)		64,423,324

Total Investments — 95.5%
(Cost $316,025,359; Note 5)		330,842,123
Other Assets in Excess of Liabilities — 4.5%		15,570,157

Net Assets — 100.0%		$346,412,280

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
CVT	Convertible Security
FRN	Floating Rate Note
NR	Not Rated
REIT	Real Estate Investment Trust

symbol	description
*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $26,473,438; cash collateral $27,091,980 was received with which the portfolio purchased securities.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.
(d)	Standard & Poor’s rating.
(i)	Represents issuer in default on interest payments, Non-income producing security.
(j)	Security available to institutional investors only.
(l)	US$ Denominated Foreign Bonds.

See Notes to Financial Statements.

AST DeAM Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

LONG-TERM INVESTMENTS — 97.4%
U.S. GOVERNMENT AGENCY OBLIGATIONS — 37.7%
Federal Home Loan Mortgage Corp.
2.875%, 12/15/06		$1,245	$1,254,808
3.50%, 03/15/10		1,280	1,302,926
3.75%, 05/15/16		578	583,084
4.29%, 07/25/36		590	603,493
4.50%, 03/15/32		1,265	1,194,726
4.688%, 07/25/22		680	694,464
5.00%, 10/15/22 - 01/15/33		2,675	2,618,312
5.50%, 11/15/16		665	694,175
6.00%, 10/01/33		178	183,632
6.50%, 11/15/29 - 02/15/30		92	92,319
7.00%, 09/25/43		607	652,297
7.50%, 07/25/32		505	553,803

			10,428,039

Federal National Mortgage Assoc.
2.34%, 07/25/44		420	416,870
3.056%, 07/25/37		705	707,170
4.00%, 05/25/16		770	776,041
4.50%, 01/15/33 - 05/25/33		2,357	2,326,607
4.732%, 08/25/33		610	629,500
5.00%, 01/25/18 - 08/01/23		1,054	1,068,657
5.50%, 09/25/17 - 10/01/33		10,996	11,188,850
6.00%, 10/25/16 - 12/01/33		5,630	5,855,223
6.03%, 07/01/08		1,481	1,608,005
6.061%, 05/01/12		1,935	2,124,332
6.375%, 01/01/09		1,859	2,047,200
6.50%, 09/01/16 - 11/01/33		2,571	2,713,600
7.00%, 07/25/42		481	519,702
7.50%, 05/25/42 -06/25/42		1,011	1,104,997

			33,086,754

Government National Mortgage Assoc. 6.00%, 10/15/33		241	250,383

Total U.S. Government Agency Obligations
(Cost $43,232,279)			43,765,176

CORPORATE OBLIGATIONS — 29.9%
Aerospace — 0.9%
BAE Systems Asset Trust, Pass-Thru Cert.
7.156%, 12/15/11 144A	Baa1	539	588,403
6.664%, 09/15/13 144A	Aaa	414	458,275

			1,046,678

Broadcasting — 0.3%
Liberty Media Corp., Notes 3.50%, 09/25/06(a)	Baa3	370	372,136

	Moody’s Rating (Unaudited)	Par (000)	Value

Cable Television — 1.0%
Comcast Corp., Gtd. Notes 7.05%, 03/15/33(a)	Baa3	$875	$955,542
TCI Communications, Inc., Sr. Notes 6.875%, 02/15/06	Baa3	205	222,688

			1,178,230

Construction — 0.8%
Sociedad Concesionaria Autopista Central, Sr. Notes (Chile)
6.223%, 12/15/26 144A(l)	Baa3	975	980,969

Entertainment & Leisure — 0.5%
Time Warner, Inc., Notes
8.11%, 08/15/06	Baa1	510	577,749

Financial - Bank & Trust — 5.2%
OneAmerica Financial Partners, Bonds
7.00%, 10/15/33 144A	Baa2	495	491,540
PF Export Receivables Master Trust, Pass-Thru Cert., Series B
3.748%, 06/01/13 144A	Aaa	1,390	1,355,702
PLC Trust 2003-1, Sec’d. Notes
2.709%, 03/31/06 144A	AAA(d)	800	800,000
Rabobank Capital Funding II, Bonds
5.26%, 12/29/49 144A	Aa2	1,705	1,711,305
SLM Corp., Notes
5.625%, 08/01/33	A2	805	766,331
Westpac Capital Trust III, Sub. Notes
5.819%, 12/29/49 144A	A2	870	902,315

			6,027,193

Financial Services — 6.2%
American International Group, Inc., Notes
4.25%, 05/15/13 144A	AAA(d)	115	109,286
ASIF Global Financing XIX, Sec’d. Notes
4.90%, 01/17/13 144A	Aaa	1,460	1,453,675
Citigroup, Inc., Notes
3.50%, 02/01/08	Aa1	745	748,496
Sub. Notes
6.00%, 10/31/33	Aa2	695	697,335
Ford Motor Credit Co., Notes
6.875%, 02/01/06	A3	76	81,155
Sr. Notes
5.80%, 01/12/09	A3	810	835,083

AST DeAM Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

General Motors Acceptance Corp., Notes
4.375%, 12/10/07	A3	$380	$384,250
6.875%, 09/15/11	A3	510	550,160
Household Financial Corp., Notes
6.50%, 01/24/06	A1	1,015	1,098,229
Verizon Global Funding Corp., Notes
7.25%, 12/01/10	A2	900	1,037,969
7.75%, 12/01/30	A2	110	129,698

			7,125,336

Insurance — 2.6%
American General Institute Capital Trust Co., Gtd. Notes
8.125%, 03/15/46 144A	Aa1	600	768,481
Gtd. Notes, Series A
7.57%, 12/01/45 144A	Aa1	320	382,317
Health Care Services Corp., Notes
7.75%, 06/15/11 144A	Baa1	1,110	1,301,197
QBE Insurance Group Ltd., Bonds (Australia)
5.647%, 07/01/23 144A(l)	Baa1	575	549,155

			3,001,150

Metals & Mining — 1.5%
Alcan, Inc., Bonds (Canada)
6.125%, 12/15/33(l)	Baa1	715	721,825
WMC Finance USA, Gtd. Notes (Australia)
5.125%, 05/15/13(l)	Baa2	1,000	987,658

			1,709,483

Oil & Gas — 0.4%
Pemex Project Funding Master Trust, Gtd. Notes
9.125%, 10/13/10	Baa1	390	465,075

Paper & Forest Products — 1.0%
Sappi Papier Holding AG, Gtd. Notes (Austria)
7.50%, 06/15/32 144A(l)	Baa2	620	699,705
Weyerhaeuser Co., Debs.
7.375%, 03/15/32	Baa2	400	436,273

			1,135,978

Telecommunications — 1.9%
France Telecom SA, Notes (France)
9.00%, 03/01/11(l)	Baa3	385	463,173
GTE Hawaiian Telephone, Debs.
7.375%, 09/01/06	Aaa	1,585	1,772,791

			2,235,964

	Moody’s Rating (Unaudited)	Par (000)	Value

Utilities — 7.6%
Appalachian Power Co., Sr. Notes
4.80%, 06/15/05	Baa2	$1,585	$1,650,074
Cleveland Electric Co. (Toledo), Notes
7.13%, 07/01/07	Aaa	1,570	1,765,677
Consumers Energy, Notes
4.00%, 05/15/10 144A	Baa3	1,000	968,946
Indiana Michigan Power, Sr. Notes
6.375%, 11/01/12	Baa2	820	888,198
Pacificorp Australia LLC, Bonds (Australia)
6.15%, 01/15/08 144A(l)	Aaa	1,150	1,250,197
SP Powerassets Ltd., Notes (Singapore)
5.00%, 10/22/13 144A(l)	Aa1	460	463,511
Xcel Energy, Inc., Sr. Notes
7.00%, 12/01/10	Baa3	1,540	1,748,710

			8,735,313

Total Corporate Obligations
(Cost $33,889,931)			34,591,254

ASSET BACKED SECURITIES — 12.5%
Advanta Mortgage Loan Trust, Series 2000-2 Class A6
7.72%, 03/25/15	Aaa	744	803,495
Americredit Automobile Receivables Trust, Series 2001-C Class A4
5.01%, 07/14/08	Aaa	1,610	1,660,931
CCCA LLC
7.80%, 10/15/08 144A	AAA(d)	1,000	1,094,070
Conseco Finance, Series 2002-C Class AF3
4.58%, 08/15/33	Aaa	1,391	1,409,863
Green Tree Financial Corp., Series 1993-4 Class A5
7.05%, 01/15/19	Aaa	593	622,855
Household Automotive Trust, Series 2002-3 Class A4
3.44%, 05/18/09	Aaa	1,455	1,476,941
MMCA Automobile Trust, Series 2002-2 Class A4
4.30%, 03/15/10	Aa3	1,395	1,411,456
Series 2002-3 Class B
3.86%, 08/17/09	A2	1,401	1,392,065
Vanderbilt Acquisition Loan Trust, Series 2002-1 Class A2
4.77%, 10/07/18	Aaa	1,620	1,660,245

AST DeAM Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

WFS Financial Owner Trust, Series 2002-2 Class A4
4.50%, 02/20/10	Aaa	$1,640	$1,698,466
Series 2003-3
3.25%, 05/20/11	Aaa	1,230	1,236,248

Total Asset Backed Securities
(Cost $14,266,535)			14,466,635

U.S. TREASURY OBLIGATIONS — 10.4%
U.S. Treasury Notes
1.625%, 04/30/05		4,448	4,462,772
6.125%, 08/15/07(a)		1,820	2,037,477
5.00%, 08/15/11(a)		1,265	1,354,143
6.00%, 02/15/26		3,793	4,207,416

(Cost $12,015,540)			12,061,808

MUNICIPAL BONDS — 3.8%
Illinois — 0.5%
Illinois State
4.95%, 06/01/23	Aa3	570	538,057

New Jersey — 1.7%
City of Trenton
4.80%, 04/01/14	Aaa	990	983,605
Jersey City, New Jersey Utilities Authority
4.81%, 05/15/14	Aaa	1,000	987,109

			1,970,714

New Mexico — 0.4%
Jicarilla New Mexico Apache Nation
3.85%, 12/01/08	NR	435	434,026

Oregon — 0.8%
Portland, Oregon River District 3.35%, 06/15/10	Aaa	1,020	968,174

Wisconsin — 0.4%
Wisconsin State General Revenue 5.70%, 05/01/26	Aaa	510	518,441

Total Municipal Bonds
(Cost $4,519,136)			4,429,412

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.9%
GSMPS Mortgage Loan Trust, Series 1998-5 Class A 7.50%, 06/19/27 144A	NR	536	576,111
Master Asset Securitization Trust, Series 2003-6 Class 8A1 5.50%, 07/25/33	AAA(d)	1,076	1,100,366
NYC Mortgage Loan Trust, Series 1996 Class A3 6.75%, 09/25/19 144A	Aaa	270	298,476

	Moody’s Rating (Unaudited)	Par (000)	Value

Residential Asset Securitization Trust, Series 2000-A3 Class A4 7.879%, 05/25/30	AAA(d)	$51	$51,355
Wells Fargo Mortgage Backed Securities, Series 2003-6 Class 1A1 5.00%, 06/25/18	Aaa	1,344	1,373,536

Total Collateralized Mortgage Obligations
(Cost $3,409,688)			3,399,844

SOVEREIGN ISSUES — 0.2%
United Mexican States 7.50%, 04/08/33	Baa2	174	180,525

(Cost $178,359)

Total Long-Term Investments
(Cost $111,511,468)			112,894,654

SHORT-TERM INVESTMENTS — 6.7%
Corporate Obligations — 1.0%
Merrill Lynch & Co., Inc. 1.13%, 01/02/04(b)		179	179,073
Natexis Banques Populaires 1.035%, 01/02/04 [FRN](b)(c)		928	927,960

			1,107,033

Shares

Non-Registered Investment Company — 5.0%
BlackRock Institutional Money Market Trust(b)(j)	5,815,276	5,815,275

	Par (000)

Repurchase Agreement — 0.6%
Merrill Lynch & Co., Inc. 1.00%, dated 12/31/03, to be repurchased on 01/02/04, repurchase price $746,180 (Collateralized by Federal Home Loan Mortgage Corp. 5.50% maturing 12/01/33, Federal National Mortgage Assoc. 4.00% - 6.00% maturing 11/01/17 to 11/01/33 and Government National Mortgage Assoc. 1.47% maturing 01/16/04 [FRN](c), par value $915,480, market value including accrued interest $ 768,537)(b)	$746	746,139

Time Deposit — 0.1%
Chase Manhattan Bank 0.875%, 01/02/04(b)	61	60,790

Total Short-Term Investments
(Cost $7,729,237)		7,729,237

Total Investments — 104.1%
(Cost $119,240,705; Note 5)		120,623,891
Liabilities in Excess of Other Assets — (4.1%)		(4,742,175)

Net Assets — 100.0%		$115,881,716

AST DeAM Bond Portfolio

Schedule of Investments

December 31, 2003

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
FRN	Floating Rate Note
NR	Not Rated

symbol	description
(a)	Portion of securities on loan with an aggregate market value of $7,585,975; cash collateral $7,729,338 was received with which the portfolio purchased securities.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.
(d)	Standard & Poor’s rating.
(j)	Security not available to non-institutional buyers.
(l)	US$ Denominated Foreign Bonds

See Notes to Financial Statements.

AST PIMCO Total Return Bond Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

LONG-TERM INVESTMENTS — 57.4%
U.S. GOVERNMENT AGENCY OBLIGATIONS — 24.4%
Federal Home Loan Mortgage Corp. 4.30%, 02/01/24 [VR](c)	$85	$85,353
5.00%, 09/15/16 - 11/01/18	11,647	11,899,874
5.50%, 03/15/15	487	495,094
6.00%, 02/01/16 -04/01/33	13,829	14,375,988
6.50%, 05/15/28 -08/01/32	28,501	30,104,092
8.25%, 08/01/17	47	51,138

		57,011,539

Federal National Mortgage Assoc. 3.643%, 01/01/24 [VR](c)	19	19,666
3.747%, 08/01/29 [ARM](c)	391	393,956
4.042%, 05/01/36 [VR](c)	22,756	23,139,817
4.336%, 11/01/35 [ARM](c)	6,934	7,052,149
4.533%, 01/01/28 [VR](c)	300	303,600
5.00%, 10/01/08 - 04/25/33	97,361	99,404,838
5.50%, 08/01/16 - 03/01/18	78,286	81,238,297
6.00%, 08/01/13 - 01/14/34	181,209	188,821,207
6.25%, 05/25/08 [IO](cost $2,490; purchased 05/16/94)(g)	68	1,314
6.50%, 12/25/42	4,021	4,273,689
6.90%, 05/25/23	311	327,240

		404,975,773

Government National Mortgage Assoc. 3.25%, 04/20/30 - 05/20/30 [VR](c)	664	662,318
3.50%, 07/20/30 - 02/20/32 [VR](c)	20,628	20,701,976
4.375%, 03/20/17 - 02/20/27 [VR](c)	6,522	6,649,344
4.75%, 08/20/23 - 09/20/24 [VR](c)	1,759	1,788,902
5.00%, 10/20/29 - 11/20/29 [VR](c)	7,495	7,650,980
5.625%, 10/20/23 - 12/20/26 [VR](c)	3,023	3,070,476
6.00%, 04/01/16	236	247,939

6.50%, 09/20/28	10,541	10,960,610
7.00%, 02/15/24	64	69,044

		51,801,589

(Cost $505,800,112)		513,788,901

		Par (000)	Value
U.S. TREASURY OBLIGATIONS — 9.2%
U.S. Treasury Inflationary Bonds [TIPS]
3.375%, 01/15/07(c)(k)		$6,900	$8,730,433
3.375%, 01/15/12(c)(k)		7,800	9,096,063
3.875%, 01/15/09(c)		50,500	64,345,513
3.875%, 04/15/29(c)		42,150	61,470,879
4.25%, 01/15/10(c)		3,300	4,219,721
3.00%, 07/15/12(c)		38,100	42,748,404

			190,611,013

U.S. Treasury Inflationary Notes [TIPS] 1.875%, 07/15/13(c)		2,600	2,600,900

(Cost $184,591,369)			193,211,913

	Moody’s Rating (Unaudited)
CORPORATE OBLIGATIONS — 8.1%
Airlines — 0.5%
American Airlines, Inc., Pass-Thru Cert., Series 94A5
10.19%, 05/26/16 144A(cost $250,000; purchased 05/14/94)(g)	B3	250	190,836
Continental Airlines, Inc., Pass-Thru Cert., Series 99-2
7.256%, 03/15/20	Baa3	1,203	1,223,408
Pass-Thru Cert., Series 991C
6.954%, 08/02/09	B2	6,180	5,376,620
United Air Lines, Inc., Equipment Trust, Series 91C
10.36%, 11/13/12 144A(cost $8,052,232; purchased 01/03/96)(g)(i)	Ca	6,925	3,116,250
Series 91E
10.36%, 11/27/12 144A(cost $582,741; purchased 01/03/96)(g)(i)	Ca	500	225,000
United Air Lines, Inc., Pass-Thru Cert., Series 91A2
10.02%, 03/22/14 144A (cost $1,000,630; purchased 03/01/95)(g)(i)	Ca	1,000	302,105

			10,434,219

Automobile Manufacturers — 0.1%
General Motors Corp., Bonds
8.375%, 07/05/33	Baa1	1,100	1,627,277

AST PIMCO Total Return Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Business Services — 0.1%
Trinom Ltd., Sec’d. Notes
5.17%, 06/18/04 144A [FRN](cost $1,400,000; purchased 06/08/01)(c)(g)	Ba1	$1,400	$1,409,114

Conglomerates — 0.1%
Altria Group, Inc., Debs.
7.75%, 01/15/27	Baa2	1,700	1,839,347

Financial Services — 3.0%
CIT Group, Inc., Sr. Notes
7.125%, 10/15/04	A2	7,000	7,302,890
Gemstone Investor Ltd., Gtd. Notes
7.71%, 10/31/04 144A	Caa1	3,600	3,654,000
General Motors Acceptance Corp., Notes
2.02%, 03/22/04 [FRN](c)	A3	17,000	17,023,613
1.969%, 05/04/04 [FRN](c)	A3	8,100	8,114,353
6.85%, 06/17/04	A3	2,000	2,047,342
1.52%, 07/21/04 [FRN](c)	A3	5,150	5,151,545
LG&E Capital Corp., Notes
6.205%, 05/03/04 144A(cost $5,000,000; purchased 05/04/99)(g)	A3	5,000	5,061,095
Pemex Project Funding Master Trust, Gtd. Notes
8.00%, 11/15/11	Baa1	2,700	3,030,750
8.625%, 02/01/22	Baa1	2,300	2,558,750
Phoenix Quake Ltd., Notes
3.60%, 07/03/08 144A [FRN](cost $1,200,000; purchased 06/18/03)(c)(g)	Baa3	1,200	1,215,276
3.60%, 07/03/08 144A [FRN](cost $1,200,000; purchased 06/18/03)(c)(g)	Baa3	1,200	1,212,768
4.65%, 07/03/08 144A [FRN](c)	Ba1	550	544,777
Qwest Capital Funding Corp., Gtd. Notes
7.25%, 02/15/11	Caa2	153	151,470
Sr. Wind Ltd., Notes, Series A1
6.42%, 05/18/05 144A [FRN](cost $4,000,000; purchased 04/30/01)(c)(g)	BB+(d)	4,000	4,013,760

	Moody’s Rating (Unaudited)		Par (000)	Value

Notes, Series A2
6.92%, 05/18/05 144A [FRN](cost $2,000,000; purchased 04/30/01)(c)(g)	BB+(d)		$2,000	$2,059,360
UFJ Finance Aruba AEC, Gtd. Notes
6.75%, 07/15/13	Baa1		2,900	3,098,311

				66,240,060

Oil & Gas — 1.7%
El Paso Corp., Sr. Notes 7.75%, 01/15/32	Caa1		21,700	18,607,750
Kerr McGee Corp., Notes 1.92%, 06/28/04 144A [FRN](c)	BBB	(d)	1,300	1,297,942
Williams Companies, Inc., Notes, Series A 6.75%, 01/15/17	B3		15,000	15,600,000

				35,505,692

Telecommunications — 2.4%
AT&T Corp., Sr. Notes 8.50%, 11/15/31	Baa2		5,000	5,862,995
France Telecom SA, Notes (France) 10.00%, 03/01/31(l)	Baa3		6,900	9,199,356
Notes, (France) 8.70%, 03/01/06(l)	Baa3		5,000	5,588,310
Qwest Corp., Debs. 7.25%, 09/15/25	Caa2		900	904,500
7.20%, 11/10/26	Ba3		13,250	13,117,500
8.875%, 06/01/31	Ba3		500	527,500
Notes 8.875%, 03/15/12 144A	Ba3		600	690,000
Sprint Capital Corp., Gtd. Notes 6.00%, 01/15/07	Baa3		7,700	8,230,792
6.375%, 05/01/09	Baa3		5,000	5,350,910
Notes 8.375%, 03/15/12	Baa3		300	351,047

				49,822,910

Utilities — 0.2%
AEP Texas Central Co., Notes 2.43%, 02/15/05 [FRN](c)	Baa2		1,600	1,602,112
National Rural Utilities Co., Notes 2.161%, 04/26/04 [FRN](c)	A2		2,000	2,006,118

AST PIMCO Total Return Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Pacific Gas & Electric Co., Sr. Notes 8.333%, 10/31/49 144A [FRB](cost $1,100,000; purchased 10/26/00)(c)(g)	Ba2	$1,100	$1,106,875

			4,715,105

Total Corporate Obligations
(Cost $172,702,105)			171,593,724

COLLATERALIZED MORTGAGE OBLIGATIONS — 5.4%
Bear Stearns Trust,
Series 2002-8 Class 3A
6.082%, 08/25/32 [ARM, VR](c)	Aaa	284	286,202
Series 2002-9 Class 2A
5.301%, 10/25/32 [ARM, VR](c)	Aaa	878	892,342
Series 2002-11 Class A-1
5.652%, 02/25/33 [ARM](c)	Aaa	1,659	1,671,626
Series 2002-11 Class A-2
5.382%, 01/25/33 [ARM](c)	Aaa	6,301	6,395,404
CMC Securities Corp. III, Series 1998-1 Class A19
6.75%, 05/25/28 [ARM](c)	Aaa	1,486	1,485,059
G-Wing Ltd., Series 2001-WH1A Class B
3.82%, 11/06/11 144A [FRN](cost $5,415,338; purchased 05/10/01)(c)(g)	BBB(d)	5,415	5,363,134
GEM Trust, Series 1999-1 Class 1A3
6.625%, 04/25/29	AAA(d)	3,307	3,305,469
GS Mortgage Securities Corp. II, Series 2001-1285 Class A2
6.526%, 08/15/18 144A	Aaa	2,000	2,168,897
Indymac Trust, Series 2001-H2 Class A2
6.576%, 01/25/32 [ARM](c)	Aaa	618	639,259
Merrill Lynch Mortgage Investors, Inc., Series 1998-C3 Class A1
5.65%, 12/15/30	Aaa	1,815	1,864,068
Nationslink Funding Corp., Series 1999-SL Class A4
6.654%, 11/10/30	Aaa	500	530,109

	Moody’s Rating (Unaudited)	Par (000)	Value

PHH Mortgage Services Corp., Series 1997-6 Class A4
7.157%, 11/18/27 144A [FRN](c)	NR	$2,017	$2,094,809
Residential Asset Securitization Trust, Series 2001-A1 Class A5
5.587%, 07/25/31	Aaa	20,808	21,096,465
Residential Funding Mortgage Securities I, Series 1998-S30 Class A6
6.50%, 12/25/28	AAA(d)	11,813	11,807,687
Series 1999-16 Class A4
6.75%, 07/25/29	AAA(d)	4,798	4,807,090
Series 2002-SA2 Class A1
5.599%, 09/25/32 [VR](c)	Aaa	1,511	1,550,282
Rothschild, (L.F.) Mortgage Trust, Series 2 Class 2
9.95%, 08/01/17	AAA(d)	280	307,827
Salomon Brothers Mortgage Securities, Series 1999-3 Class A
1.521%, 05/25/29 [FRB](c)	AAA(d)	87	87,202
Small Business Administration, Series 2003-PRO Class B
4.875%, 09/10/13	NR	13,600	13,597,041
Series 2000-P10B Class 1
7.449%, 08/01/10	NR	2,489	2,707,809
Series 2001-P10B Class A 6.344%, 08/01/11	NR	14,502	15,247,868
Series 2003-20I Class 1 5.13%, 09/01/23	NR	1,700	1,722,609
Structured Asset Mortgage Investments, Inc., Series 1992-2 Class 1A3 6.30%, 05/25/29	AAA (d)	7,419	7,428,102
Structured Asset Securities Corp., Series 2001-15A Class 2A1 6.50%, 10/25/31 [VR](c)	Aaa	852	885,337
Series 2002-1A Class 4A 6.127%, 02/25/32 [VR](c)	Aaa	672	693,050
Washington Mutual, Series 2002-AR11 Class A1 5.162%, 10/25/32 [VR](c)	Aaa	4,818	4,935,717

(Cost $111,544,907)			113,570,464

MUNICIPAL BONDS — 4.2%
California — 0.7%
California State Revenue Anticipation Warrants Cl-A 2.00%, 06/16/04	MIG1	6,100	6,112,383

AST PIMCO Total Return Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Golden State Tobacco Securitization Corp. Series 2003-A-1 6.25%, 06/01/33	Baa2	$5,300	$5,093,300
Ventura County California Community College District Series A 5.00%, 08/01/27	Aaa	3,355	3,457,831

			14,663,514

Illinois — 0.1%
Chicago Illinois Refunding-Emergency Telephone System 5.25%, 01/01/13	Aaa	2,000	2,264,560

Michigan
Michigan Higher Education Student Loan Authority Revenue Bond Series XII-R-1 1.10%, 03/01/29	Aaa	600	600,000

Minnesota
Northstar Gurantee Income Dividend, Minnesota Student Loan Revenue Bonds Series A-3 1.21%, 04/01/42	Aaa	500	500,000

Nevada — 0.6%
Las Vegas Water Authority (MBIA Insured) Series B 5.00%, 06/01/25	Aaa	3,840	3,951,014
5.00%, 06/01/26	Aaa	7,000	7,171,500
5.00%, 06/01/27	Aaa	2,200	2,252,294

			13,374,808

New York — 1.3%
New York City Municipal Financial Authority Water & Sewer System Series E 5.00%, 06/15/34	Aa2	12,800	13,070,080
New York City Transitional Financial Authority Series E 5.00%, 02/01/28	Aa2	1,200	1,228,080
5.00%, 02/01/33	Aa2	11,700	11,939,031

			26,237,191

	Moody’s Rating (Unaudited)	Par (000)	Value

Texas — 0.4%
Brazos Texas Higher Education Authority Student Loan Revenue Bond Series A-13 1.23%, 12/01/39	Aaa	$1,800	$1,800,000
Lower Colorado River Authority Texas 5.00%, 05/15/31	Aaa	5,000	5,098,950
University of Texas Revenue Bond Series B 5.00%, 08/15/33	Aaa	1,600	1,634,208

			8,533,158

Washington — 0.3%
Energy Northwest Washington Electric Series A 5.50%, 07/01/13	Aa1	3,300	3,757,413
5.50%, 07/01/14	Aa1	2,600	2,962,440

			6,719,853

Wisconsin — 0.8%
Badger Tobacco Asset Securitization Corp. 6.00%, 06/01/17	Baa2	10,100	9,651,964
Wisconsin State General Revenue Bond 1.20%, 05/01/32	Aaa	6,600	6,600,000

			16,251,964

Total Municipal Bonds
(Cost $88,886,098)			89,145,048

SOVEREIGN ISSUES — 4.0%
Brazil — 1.6%
Republic of Brazil 2.00%, 04/15/06 [BRB, FRN](c)	B2	2,972	2,942,821
11.50%, 03/12/08	B2	7,000	8,155,000
2.063%, 04/15/09	B2	129	123,062
2.063%, 04/15/09 [BRB, FRN](c)	B2	887	843,003
11.00%, 01/11/12	B2	7,080	8,248,199
8.00%, 04/15/14 [BRB](c)	B2	7,216	7,120,609
11.00%, 08/17/40	B2	6,000	6,630,000

			34,062,694

Mexico — 1.0%
United Mexican States 9.875%, 02/01/10	Baa2	600	759,000
8.375%, 01/14/11	Baa2	2,800	3,332,000
6.375%, 01/16/13	Baa2	2,490	2,589,600
11.375%, 09/15/16	Baa2	200	284,000
8.00%, 09/24/22	Baa2	6,700	7,346,550
8.30%, 08/15/31	Baa2	5,900	6,667,000

			20,978,150

AST PIMCO Total Return Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Panama — 0.4%
Republic of Panama 1.938%, 07/17/16 [VR](c)	Ba1	$4,124	$3,605,907
9.375%, 01/16/23	Ba1	4,400	4,818,000
8.875%, 09/30/27	Ba1	400	422,000

			8,845,907

Peru — 0.9%
Republic of Peru 9.125%, 01/15/08	Ba3	3,000	3,540,000
9.125%, 02/21/12	Ba3	7,875	8,820,000
9.875%, 02/06/15	Ba3	2,500	2,912,500
4.50%, 03/07/17	Ba3	4,000	3,560,000

			18,832,500

South Africa — 0.1%
Republic of South Africa 9.125%, 05/19/09	Baa2	800	966,000
7.375%, 04/25/12	Baa2	200	225,500

			1,191,500

Total Sovereign Issues
(Cost $73,566,236)			83,910,751

ASSET BACKED SECURITIES — 2.1%
Bayview Financial Acquisition Trust, Series 2001-AA Class A 1.541%, 04/25/31 144A [FRB](c)	Aaa	1,230	1,231,615
Series 2001-BA Class A 1.421%, 07/25/31 144A [FRB](c)	Aaa	7,208	7,195,490
Bear Stearns Asset Backed Securities, Inc., Series 2001-A Class AII 1.482%, 02/15/31 [FRB](c)	Aaa	1,281	1,283,310
CDC Mortgage Capital Trust, Series 2002-HE2 Class A 1.431%, 01/25/33 [FRB](c)	Aaa	9,794	9,791,096
Conseco Finance Home Loan Trust, Series 1999-G Class M1 8.88%, 06/15/24	Aa2	5,553	5,615,734
Contimortgage Home Equity Loan Trust, Series 1997-5 Class A8 1.462%, 03/15/24 [FRB](c)	Aaa	562	562,143

	Moody’s Rating (Unaudited)	Par (000)	Value

EMC Mortgage Loan Trust, Series 2001-A Class A 1.511%, 05/25/40 144A [FRB](cost $17,627,957; purchased 06/28/01)(c)(g)	Aaa	$17,628	$17,633,169

(Cost $43,252,279)			43,312,557

		Units
RIGHTS*
United Mexican States Value Recovery (Mexico) Series B		49,719	497,190
Series C		49,719	99,438
Series D		33,910	67,820
Series E		33,910	42,388

Total Rights (Cost $658,994)			706,836

Total Long-Term Investments
(cost $1,181,002,100)		1,209,240,194

	Par (000)
SHORT-TERM INVESTMENTS — 43.4%
Commercial Paper — 13.1%
Danske Corp. 1.07%, 01/14/04	$16,600	16,589,996
1.09%, 03/03/04	7,900	7,878,233
1.07%, 03/22/04	22,800	22,744,431
General Electric Capital Corp. 1.09%, 02/24/04	4,400	4,388,585
1.10%, 03/15/04	1,200	1,196,187
HBOS Treasury Services 1.105%, 01/23/04	900	898,820
1.10%, 04/16/04	23,400	23,323,495
1.105%, 04/22/04	8,400	8,370,865
Lloyds TSB Bank 1.06%, 01/22/04	4,200	4,196,185
RABO Bank 1.07%, 01/20/04	47,900	47,858,571
Royal Bank of Scotland 1.07%, 01/27/04	56,100	56,023,578

AST PIMCO Total Return Bond Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

UBS Finance LLC, Inc. 1.075%, 02/12/04	$7,400	$7,381,880
1.075%, 02/25/04	1,200	1,195,796
1.09%, 03/02/04 144A	44,000	43,849,459
1.095%, 04/01/04	30,000	29,890,500
Westpac Trust 1.10%, 04/08/04	1,400	1,395,765

		277,182,346

	Shares
Registered Investment Companies — 1.1%
BlackRock Provident Institutional Funds TempCash Portfolio	11,867,405	11,867,405
BlackRock Provident Institutional Funds TempFund Portfolio	11,867,404	11,867,404

		23,734,809

	Par (000)
U.S. Government Agency Obligations — 21.1%
Federal Home Loan Mortgage Corp.
1.08%, 01/29/04	$18,600	18,585,913
1.07%, 02/02/04	50,000	49,955,643
1.07%, 02/11/04	3,000	2,996,634
1.08%, 02/12/04	48,400	48,307,170
1.09%, 03/01/04	40,000	39,926,122
Federal National Mortgage Assoc.
1.075%, 01/28/04	60,000	59,956,239
1.00%, 02/04/04	14,900	14,885,928
1.075%, 02/18/04	20,000	19,973,891
1.075%, 03/03/04	32,500	32,438,859
1.055%, 03/10/04	60,100	59,976,712
1.06%, 03/10/04	31,300	31,235,487
1.065%, 03/10/04	11,100	11,077,014
1.04%, 03/12/04	800	798,336
1.045%, 03/17/04	2,600	2,594,189
1.05%, 03/24/04	2,300	2,294,919
1.09%, 03/24/04	9,000	8,980,119
1.03%, 03/31/04	31,600	31,517,726
1.075%, 04/01/04	7,800	7,778,572

		443,279,473

	Par (000)	Value
U.S. Treasury Obligations — 8.1%
U.S. Treasury Bills
0.885%, 03/18/04(k)(n)	$12,505	$12,483,004
0.985%, 04/15/04(n)	71,800	71,617,485
0.995%, 04/15/04(n)	22,700	22,642,297
1.02%, 04/29/04(n)	64,600	64,411,948

		171,154,734

	Number of Contracts
OUTSTANDING PUT OPTIONS PURCHASED*
Eurodollar Futures, Strike Price 96.50, Expires 03/15/04	8,000	5,000
Eurodollar Futures, Strike Price 97.00, Expires 03/15/04	2,500	3,125

(Cost $12,063)		8,125

Total Put Options
Total Short-Term Investments
(Cost $915,496,515)		915,359,487

Total Investments, Before Outstanding Short Sales and Options Written — 101.2%
(Cost $2,096,498,615; Note 5)		2,124,599,681

	Par (000)
SHORT SALE — (0.5)%
Federal National Mortgage Assoc.
6.00%, 01/20/19
(Proceeds received $11,537,187)	$11,000	(11,536,250)

OUTSTANDING OPTIONS WRITTEN— (0.4)%	Number of Contracts/ Swap Notional Amount $(000)
Call Options — (0.3)%
Eurodollar Futures, Strike Price 98.50, Expires 03/15/04	38	(27,312)
Swap 3-Month LIBOR & Fixed, Strike Price 3.25, Expires 03/03/04	40,500	(77,274)

AST PIMCO Total Return Bond Portfolio

Schedule of Investments

December 31, 2003

	Number of Contracts/Swap Notional Amount $(000)	Value
Swap 3-Month LIBOR & Fixed, Strike Price 4.00, Expires 03/03/04	24,700	$(25,418)
Swap 3-Month LIBOR & Fixed, Strike Price 5.20, Expires 11/02/04	31,400	(1,520,796)
Swap 3-Month LIBOR & Fixed, Strike Price 5.50, Expires 01/07/05	24,500	(1,430,800)
Swap 3-Month LIBOR & Fixed, Strike Price 6.00, Expires 06/09/05	38,300	(2,830,255)
Swap 3-Month LIBOR & Fixed, Strike Price 6.00, Expires 10/19/04	9,400	(810,167)
U.S. Treasury Note Futures, Strike Price 113, Expire 02/21/04	262	(307,031)

		(7,029,053)

Put Options — (0.1)%
3-Month Euro-Euribor Interest Futures Strike Price 97.00, Expires 12/13/04	86	(52,882)
3-Month Euro-Euribor Interest Futures Strike Price 97.50, Expires 03/15/04	130	(2,050)
Eurodollar Futures, Strike Price 97.25, Expires 03/15/04	19	(120)

	Number of Contracts/Swap Notional Amount $(000)	Value
Eurodollar Futures, Strike Price 97.75, Expires 03/15/04	121	$(1,512)
Eurodollar Futures, Strike Price 98.00, Expires 06/14/04	545	(54,500)
Swap 3-Month LIBOR & Fixed, Strike Price 6.00, Expires 10/19/04	9,400	(76,619)
Swap 3-Month LIBOR & Fixed, Strike Price 6.70, Expires 06/09/05	22,330	(267,845)
Swap 3-Month LIBOR & Fixed, Strike Price 6.70, Expires 11/02/04	31,400	(131,817)
Swap 3-Month LIBOR & Fixed, Strike Price 7.00, Expires 01/07/05	24,500	(115,689)
U.S. Treasury Note Futures, Strike Price 108, Expire 02/21/04	161	(50,312)

		(753,346)

Total Written Options
(Premium received $8,096,548)		(7,782,399)

Total Investments, Net of Outstanding Short Sale and Options Written—99.9%
(Cost $2,076,864,880)		2,105,281,032

Other Assets in Excess of Liabilities — (0.1%)		2,631,106

Net Assets — 100.0%		$2,107,912,138

Interest rate swap agreements outstanding at December 31, 2003:

Description	Expiration Month		Notional Amount (000)	Unrealized Appreciation (Depreciation)

Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR-BBA floating rate.(1)	06/09		$111,600	$449,971
Receive fixed rate payments of 4.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost $255,444 purchased on 12/16/03)(g)(1)	03/07	EUR	48,100	22,187
Receive fixed rate payments of 4.00% and pay variable rate payments on the six month LIBOR-BBA floating rate.(2)	12/07	EUR	50,200	(117,378)
Receive fixed rate payments of 6.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost ($4,768) purchased on 03/15/02)(g)(2)	03/17	EUR	2,000	35,646
Receive fixed rate payments of 6.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost ($22,063) purchased 02/12/02)(g)(1)	03/17	EUR	15,000	253,647
Receive fixed rate payments of 6.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost $62,540 purchased 05/15/02)(g)(3)	03/32	EUR	5,300	35,478
Receive fixed rate payments of 6.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost $41,291 purchased 03/15/02)(g)(2)	03/32	EUR	6,600	80,769
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%. (cost $17,837 purchased 03/15/02)(g)(2)	03/17	GBP	1,200	(16,196)

AST PIMCO Total Return Bond Portfolio

Schedule of Investments

December 31, 2003

Description	Expiration Month		Notional Amount (000)	Unrealized Appreciation (Depreciation)

Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%. (cost $38,858 purchased 03/14/02)(g)(3)	03/17	GBP	2,500	$(35,438)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%. (cost $68,356 purchased 02/12/02)(g)(1)	03/17	GBP	6,800	(59,055)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(2)	03/32	GBP	3,600	12,754
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(3)	03/32	GBP	3,100	(17,125)

				$645,260

Broker/Counterparty

(1) Goldman Sachs

(2) J.P. Morgan Chase & Co.

(3) UBS - Warburg

(4) Morgan Stanley

Credit default swap agreements outstanding at December 31, 2003:

Description	Expiration Month	Notional Amount (000)	Unrealized Appreciation

Receive a fixed rate equal to 0.50% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Brazil 14.50% due 10/15/09 (cost $0 purchased 12/08/03)(g)(3)	03/04	$1,200	$451
Receive a fixed rate equal to 1.80% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/29. (cost $0 purchased 05/30/03)(g)(4)	06/05	500	6,694
Receive a fixed rate equal to 1.75% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/12. (cost $0 purchased 05/30/03)(g)(4)	06/04	1,300	8,637

			$15,782

Foreign currency exchange contracts outstanding at December 31, 2003:

Settlement Month	Purchase Contracts	Contracts to Receive	In Exchange For	Contracts at Value	Unrealized Appreciation

01/04	Buy GBP	1,070,000	$1,848,120	$1,907,525	$59,405
01/04	Buy JPY	523,234,000	4,855,054	4,880,103	25,049

			$6,703,174	$6,787,628	$84,454

Settlement Month	Sale Contracts	Contracts to Deliver	In Exchange For	Contracts at Value	Unrealized Depreciation

01/04	Sell EUR	4,140,000	$4,988,994	$5,221,999	$(233,005)

AST PIMCO Total Return Bond Portfolio

Schedule of Investments

December 31, 2003

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
ARM	Adjustable Rate Mortgage Security
BRB	Brady Bond
EUR	Euro Dollar
FRB	Floating Rate Bond
FRN	Floating Rate Note
GBP	British Pound
IO	Interest Only
JPY	Japanese Yen
NR	Not Rated
TIPS	Treasury Inflation Protection Securities
VR	Variable Rate Bond

symbol	description
*	Non-income producing security.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $49,288,884. The aggregate value, $43,700,370 represents 2.07% of net assets.
(i)	Represents issuer in default on interest payments, Non-income producing security.
(k)	Securities with an aggregate market value of $15,102,134 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Description	Expiration Month		Notional Amount (000)	Contracts at Trade Date Value	Contracts at Current Value	Unrealized Appreciation (Depreciation)

Long Positions:
U.S. Treasury 5 Year Notes	03/04		$154,100	$169,818,641	$172,014,125	$2,195,484
U.S. Treasury 10 Year Notes	03/04		112,300	358,476,711	364,077,422	5,600,711
3 Month Euro-Bobl	03/04	EUR	46,600	64,912,748	64,968,441	55,693
Euro Dollar	06/04	EUR	3,750	3,672,000	3,696,375	24,375
Euro Dollar	09/04	EUR	83,250	81,237,819	81,788,963	551,144
Euro Dollar	12/04	EUR	76,000	74,169,819	74,358,400	188,581
Euro Dollar	03/05	EUR	53,000	51,515,796	51,637,900	122,104
Euro Dollar	06/05	EUR	47,500	45,996,406	46,079,750	83,344
Euro Dollar	09/05	EUR	20,750	20,048,650	20,053,838	5,188
Euro Dollar	12/05	EUR	25,750	24,799,825	24,807,550	7,725
Euro Dollar	03/08	EUR	15,250	14,460,050	14,435,650	(24,400)
Euro Dollar	06/08	EUR	15,250	14,443,275	14,418,875	(24,400)
Euro Dollar	09/08	EUR	15,250	14,426,881	14,402,863	(24,018)
Euro Dollar	12/08	EUR	15,250	14,410,106	14,388,375	(21,731)
Euro Euribor Interest Rate	12/04	EUR	107,000	130,843,338	131,320,636	477,298
Euro Euribor Interest Rate	03/05	EUR	62,500	76,303,563	76,512,834	209,271
Euro Euribor Interest Rate	06/05	EUR	15,000	18,299,577	18,315,780	16,203
Euro Euribor Interest Rate	09/05	EUR	15,000	18,261,325	18,274,155	12,830
Euro Euribor Interest Rate	12/05	EUR	15,000	18,225,947	18,238,206	12,259

						9,467,661

Short Position:
U.S. Treasury Bonds	03/04		57,600	62,196,539	62,964,000	(767,461)

						$8,700,200

(l)	US$ Denominated Foreign Bonds.
(m)	Rates shown are the effective yields at purchase date.

See Notes to Financial Statements.

AST PIMCO Limited Maturity Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

LONG-TERM INVESTMENTS — 40.0%
CORPORATE OBLIGATIONS — 16.1%
Airlines — 0.3%
United Air Lines, Inc., Pass-Thru Cert., Series 01-1
6.831%, 09/01/08	Ca	$1,800	$310,404
6.932%, 09/01/11	B3	1,100	387,197
Pass-Thru Cert., Series 97A 1.392%, 03/02/04 [FRN](c)	NR	3,413	2,785,828

			3,483,429

Business Services — 0.2%
Trinom Ltd., Sec’d Notes
5.17%, 06/18/04 144A [FRN] (cost $2,000,000; purchased 06/08/01)(c)(g)	Ba1	2,000	2,013,020

Entertainment & Leisure — 0.9%
Disney (Walt) Co., Notes
4.50%, 09/15/04	Baa1	5,500	5,620,290
Time Warner, Inc., Notes
7.75%, 06/15/05	Baa1	3,600	3,886,157

			9,506,447

Financial — Bank & Trust — 2.2%
Bank of America Corp., Notes
4.75%, 10/15/06	Aa2	5,500	5,810,272
Golden West Financial Corp., Sr. Notes
5.50%, 08/08/06	A1	5,000	5,399,085
Household Bank, Notes
1.357%, 02/27/04 [FRN](c)	NR	2,500	2,500,618
Household Finance Corp., Notes
6.70%, 01/21/04	A1	2,300	2,485,633
Wachovia Corp., Notes
4.95%, 11/01/06	Aa3	6,000	6,374,519

			22,570,127

Financial Services — 4.3%
Finova Group, Inc., Notes
7.50%, 11/15/09	NR	300	181,500
Ford Motor Credit Co., Notes
7.60%, 08/01/05	A3	5,700	6,094,508
6.875%, 02/01/06	A3	4,000	4,271,300
General Motors Acceptance Corp., Notes
1.88%, 01/20/04 [FRN](c)	A3	11,700	11,703,078
Heller Financial, Inc., Notes
6.375%, 03/15/06	Aaa	6,400	6,984,992

	Moody’s Rating (Unaudited)	Par (000)	Value

Morgan Stanley, Notes
3.625%, 04/01/08	Aa3	$6,600	$6,615,767
Pemex Project Funding Master Trust, Gtd. Notes
7.375%, 12/15/14	Baa1	4,000	4,290,000
8.625%, 02/01/22	Baa1	3,000	3,337,500

			43,478,645

Insurance — 1.8%
Marsh & McLennan Co., Inc., Sr. Notes
6.625%, 06/15/04	A2	8,000	8,185,120
Travelers Property Casualty Corp., Sr. Notes
3.75%, 03/15/08	A2	10,000	10,053,160

			18,238,280

Oil & Gas — 0.3%
Pioneer Natural Resources, Sr. Notes
8.875%, 04/15/05	Ba1	2,420	2,590,792

Restaurants — 0.3%
Yum! Brands, Inc., Sr. Notes
7.45%, 05/15/05	Ba1	2,500	2,678,125

Telecommunications — 3.4%
British Telecom PLC, Notes (United Kingdom)
7.875%, 12/15/05(l)	Baa1	8,400	9,261,975
Deutsche Telekom International Finance Corp., Gtd. Notes (Germany)
8.25%, 06/15/05(l)	Baa3	5,000	5,426,015
France Telecom SA, Notes (France)
8.45%, 03/01/06 [VR](c)(l)	Baa3	2,500	2,781,225
9.00%, 03/01/11(l)	Baa3	2,900	3,488,836
Sprint Capital Corp., Gtd. Notes
7.90%, 03/15/05	Baa3	2,170	2,312,430
6.00%, 01/15/07	Baa3	5,000	5,344,670
Verizon Wireless, Inc., Notes
5.375%, 12/15/06	A3	5,000	5,339,875

			33,955,026

Utilities — 2.4%
AEP Texas Central Co., Notes
2.43%, 02/15/05 [FRN](c)	Baa2	10,000	10,013,200
Edison International, Inc., Notes
6.875%, 09/15/04	Ba2	3,000	3,097,500
Niagara Mohawk Power Corp., Notes
7.75%, 05/15/06	Baa2	4,590	5,128,145

AST PIMCO Limited Maturity Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

TXU Corp., Sr. Notes
6.375%, 06/15/06	Ba1	$167	$177,438
TXU Energy Co., Sr. Notes
6.125%, 03/15/08	Baa2	5,000	5,357,115

			23,773,398

Total Corporate Obligations
(Cost $157,820,498)			162,287,289

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.8%
Federal Home Loan Mortgage Corp.
5.00%, 04/15/16		5,074	5,199,557
5.25%, 04/15/26		688	692,764
6.00%, 04/15/28 - 04/01/33		22,890	23,549,255
6.50%, 09/25/22 - 07/25/43		17,892	18,583,558
6.569%, 12/01/26		113	117,110
8.50%, 01/01/25		1,040	1,135,484

			49,277,728

Federal Housing Authority
7.46%, 08/25/23		1,388	1,435,731
Federal National Mortgage Assoc.
1.541%, 11/25/32		6,734	6,748,991
3.008%, 01/01/25(c) [VR]		38	39,262
3.159%, 08/25/18(c) [FRN]		26	25,389
4.761%, 03/01/17(c) [VR]		949	968,623
5.00%, 05/01/18 - 11/01/18		4,441	4,536,116
5.04%, 05/01/25 [VR](c)		289	299,459
6.00%, 04/01/12 - 11/01/17		8,430	8,854,075
7.00%, 07/25/08		2,072	2,175,272
8.00%, 11/25/23		318	337,241

			23,984,428

Government National Mortgage Assoc.
4.375%, 05/20/24 - 06/20/26 [VR](c)		1,331	1,357,271
4.75%, 07/20/17 - 07/20/24 [VR](c)		236	240,572
5.00%, 11/20/29 [VR](c)		1,323	1,350,766
6.50%, 04/15/26 - 05/15/32		11,466	12,073,638
7.00%, 01/15/24 - 08/15/25		257	274,260
8.00%, 06/20/30 - 01/20/32		5,757	6,223,082

	Moody’s Rating (Unaudited)		Par (000)	Value

8.50%, 10/15/29 - 01/15/31			$1,787	$1,945,088

				23,464,677
Total U.S. Government Agency Obligations
(Cost $97,027,124)				98,162,564

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.4%
Bank of America Mortgage Securities, Series 2002-K Class 2A1
5.737%, 10/20/32 [VR](c)	AAA(d)		4,705	4,870,876
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8 Class 2A1
4.948%, 01/25/34 [VR](c)	Aaa		5,494	5,522,344
Bear Stearns Alt-A Trust, Series 2003-7 Class IIA1
1.419%, 12/30/03 [VR](c)	Aaa		3,500	3,495,282
Bear Stearns Trust, Series 2002-2 Class IIIA
6.761%, 06/25/31 [ARM](c)	Aaa		636	664,916
Countrywide Alternative Loan Trust, Series 2003-J3 Class 2A1
6.25%, 12/25/33	AAA(d)		3,858	3,961,245
Countrywide Home Loans, Series 1999-3 Class A2
6.05%, 04/25/29	AAA(d)		2,256	2,257,420
Series 1999-9 Class A1
6.50%, 08/25/29	AAA(d)		2,151	2,242,011
Series 2003-R4 Class 2A
6.50%, 01/25/34 144A	Aaa		2,015	2,131,589
Credit Suisse First Boston USA, Inc., Series 2002 Class P-3A
1.724%, 09/27/32 144A (cost $8,622,002; purchased 09/24/02)(g)	NR		8,622	8,574,176
First Republic Mortgage Loan Trust, Series 2002-FRB1 Class A
1.462%, 08/15/32 [FRB](c)	Aaa		22,692	22,564,674
GSmps Mortgage Loan Trust, 2003-3 Class A1
7.00%, 06/25/43 144A	AAA	(d)	3,991	4,233,543
Mellon Residential Funding Corp., Series 1998-2 Class A14
6.75%, 01/25/13	AAA	(d)	35	35,191

AST PIMCO Limited Maturity Bond Portfolio

Schedule of Investments

December 31, 2003

	Moody’s Rating (Unaudited)	Par (000)	Value

Merrill Lynch Mortgage Investors, Inc., Series 1995-C2 Class B
6.891%, 06/15/21 [VR] (c)	Aaa	$365	$390,034
Residential Funding Mortgage Securities I, Series 2002-SA2 Class A1
5.599%, 09/25/32 [VR](c)	Aaa	2,906	2,981,311
Salomon Brothers Mortgage Securities VII, Series 1997-TZH Class A1
7.15%, 03/25/25 144A	Aaa	8,842	9,312,435
Small Business Investment Companies, Series 1997-P10B1 Class 1
7.31%, 05/10/07	NR	888	962,076
Structured Asset Securities Corp., Series 2001-13 Class 2A
7.00%, 10/25/16	Aaa	1,774	1,807,399
Travelers Mortgage Securities Corp., Series 1984-1 Class Z2
12.00%, 03/01/14	Aaa	586	594,544
United Mortgage Securities Corp., Series 1994-1 Class AS
3.964%, 06/25/32	Aaa	3,135	3,149,595
Washington Mutual, Series 2002-AR11 Class A1
5.162%, 10/25/32 [VR](c)	Aaa	4,818	4,935,717

Total Collateralized Mortgage Obligations
(Cost $84,549,705)			84,686,378

SOVEREIGN ISSUES — 4.1%
Brazil — 1.1%
Republic of Brazil
2.00%, 04/15/06 [BRB, FRN](c)	B2	4,560	4,515,230
12.00%, 04/15/10	B2	700	843,500
11.00%, 01/11/12	B2	2,000	2,330,000
8.00%, 04/15/14 [BRB]	B2	3,411	3,365,885

			11,054,615

Mexico — 0.1%
United Mexican States
11.375%, 09/15/16	Baa2	1,000	1,420,000

Panama — 1.1%
Republic of Panama
9.625%, 02/08/11	Ba1	3,000	3,480,000
9.375%, 07/23/12	Ba1	1,000	1,145,000
9.375%, 01/16/23	Ba1	3,619	3,962,805
8.875%, 09/30/27	Ba1	2,500	2,637,500

			11,225,305

	Moody’s Rating (Unaudited)		Par (000)	Value

Peru — 1.5%
Republic of Peru
9.125%, 01/15/08	Ba3		$1,200	$1,416,000
9.125%, 02/21/12	Ba3		10,375	11,620,000
9.875%, 02/06/15	Ba3		1,000	1,165,000
5.00%, 03/07/17	Ba3		517	480,810

				14,681,810

South Africa — 0.3%
Republic of South Africa
9.125%, 05/19/09	Baa2		2,650	3,199,875

Total Sovereign Issues
(Cost $36,123,901)				41,581,605

ASSET BACKED SECURITIES — 1.4%
Advanta Mortgage Loan Trust, Series 1994-4 Class A
1.516%, 11/25/29 [VR](c)	Aaa		2,742	2,738,697
Brazos Student Loan Finance Corp., Series 2001-B Class A3
1.21%, 10/31/35 [VR](c)	Aaa		2,200	2,198,324
First Franklin Mortgage Loan, Series 2003-Ff5 Class A2
2.718%, 03/25/34	Aaa		1,680	1,678,917
Green Tree Financial Corp., Series 1999-5 Class A3
6.97%, 04/01/31	BBB-	(d)	1,183	1,191,325
Novaster Home Equity Loan, Series 2001-2 Class A2
1.471%, 09/25/31 [FRB](c)	Aaa		845	846,185
Residential Asset Mortgage Products, Inc., Series 2003-Rs11 Class AIIB
1.47%, 12/25/33 [VR](c)	Aaa		2,500	2,497,998
SVO Timeshare Mortgage Corp., Series 2001-AA Class A
5.47%, 10/20/13 144A (cost $2,951,826; purchased 06/20/01)(g)	Aaa		2,956	3,067,825

Total Asset Backed Securities
(Cost $14,105,884)				14,219,271

MUNICIPAL BONDS — 0.3%
Missouri
Missouri Higher Education Lending Authority
Student Loan
1.19%, 12/17/03
(Cost $2,900,000)	Aaa		2,900	2,900,000

AST PIMCO Limited Maturity Bond Portfolio

Schedule of Investments

December 31, 2003

	Units	Value

Rights*
United Mexican States Value Recovery (Mexico)
Series B	5,500	$55,000
Series C	5,500	11,000
Series D	5,500	11,000
Series E	5,500	6,875

Total Rights
(Cost $0)		83,875

Total Long-Term Investments
(Cost $392,527,112)		403,920,982

	Par (000)
SHORT-TERM INVESTMENTS — 50.4%
Certificate of Deposit — 2.1%
Citibank NA
1.095%, 02/19/04	$21,000	20,999,971

Commercial Paper — 10.3%
ABN AMRO NA Finance, Inc.
1.07%, 01/26/04	9,100	9,093,289
1.075%, 02/03/04	16,100	16,076,411
Danske Corp.
1.08%, 01/07/04	20,000	19,996,400
1.08%, 01/21/04	1,800	1,798,921
General Electric Capital Corp.
1.09%, 01/15/04	300	299,876
HBOS Treasury Services
1.105%, 01/23/04	600	599,594
Rabobank USA Financial Corp.
1.05%, 01/13/04	14,000	13,995,433
Royal Bank of Scotland
1.08%, 02/03/04	7,500	7,492,680
Shell Finance Plc
1.07%, 02/06/04	20,000	19,978,154
UBS Finance LLC, Inc.
1.075%, 02/25/04	10,100	10,082,871
1.07%, 04/05/04	4,400	4,387,445

		103,801,074

	Shares
Registered Investment Companies — 0.1%
BlackRock Provident Institutional Funds TempCash Portfolio	251,491	251,491

BlackRock Provident Institutional Funds TempFund Portfolio	251,490	251,490

		502,981

	Par (000)	Value

U.S. Government Agency Obligations — 17.4%
Federal Home Loan Bank
1.05%, 01/14/04(n)	$7,200	$7,197,350
1.05%, 01/14/04(n)	4,100	4,098,491
1.05%, 01/14/04(n)	47,000	46,982,698
Federal Home Loan Mortgage Corp.
1.08%, 02/12/04(n)	23,200	23,173,318
1.085%, 03/01/04(n)	20,000	19,968,200
1.09%, 03/01/04(n)	25,900	25,852,164
Federal National Mortgage Assoc.
1.08%, 02/18/04(n)	26,400	26,365,536
1.135%, 02/18/04(n)	9,100	9,088,120
1.08%, 02/23/04(n)	3,500	3,494,355
1.03%, 03/31/04(n)	4,700	4,687,763
1.075%, 04/01/04(n)	4,500	4,487,638

		175,395,633

U.S. Treasury Obligations — 20.5%
U.S. Treasury Bills
0.91%, 03/04/04(k)(n)	3,420	3,415,171
0.84%,03/18/04(k)(n)	600	598,945
0.985%, 04/15/04(n)	11,500	11,466,647
0.985%, 04/15/04(n)	11,500	11,466,647
0.985%, 04/15/04(n)	15,700	15,654,463
0.995%, 04/15/04(n)	11,500	11,466,308
1.02%, 04/29/04(n)	32,800	32,688,480
1.02%, 04/29/04(n)	1,600	1,594,560
1.025%, 05/06/04(n)	23,700	23,614,333
1.04%, 05/13/04(n)	42,500	42,361,918
1.031%, 06/03/04(n)	50,000	49,805,149
1.031%, 06/03/04(n)	1,000	996,103

		205,128,724

Total Short-Term Investments
(Cost $505,775,496)		505,828,383

Total Investments, Before Outstanding Options Written — 90.5%
(Cost $898,302,608)		909,749,365

	Swap Notional Amount $(000)
WRITTEN OPTIONS — (0.1)%
Call Option – (0.1)%
Swap 3-Month LIBOR, Strike Price 4.00, Expires 01/07/05	50,700	(592,936)

AST PIMCO Limited Maturity Bond Portfolio

Schedule of Investments

December 31, 2003

	Swap Notional Amount $(000)	Value

Put Option
Swap 3-Month LIBOR, Strike Price 7.00, Expires 01/07/05	50,700	$(239,406)

Total Written Options
(Premiums received $929,078)		(832,342)

Total Investments, Net of Outstanding Options Written
(Cost $897,373,531)		908,917,023
Other Assets in Excess of Liabilities — 9.6%		97,007,356

Net Assets — 100.0%		$1,005,924,379

Foreign currency exchange contracts outstanding at December 31, 2003:

Settlement Month	Sale Contracts	Contracts to Deliver	In Exchange For	Contracts at Value	Unrealized Depreciation

01/04	Sell EUR	1,428,570	$1,769,436	$1,801,930	($32,494)

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
ARM	Adjustable Rate Mortgage Security
BRB	Brady Bond
EUR	Euro Dollar
FRB	Floating Rate Bond
FRN	Floating Rate Note
GBP	British Pound
NR	Not Rated
VR	Variable Rate Bond

symbol	description
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.
(d)	Standard & Poor’s rating
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $13,573,828. The aggregate value, $13,655,021 represents 1.37% of net assets.

AST PIMCO Limited Maturity Bond Portfolio

Schedule of Investments

December 31, 2003

(k)	Securities with an aggregate market value of $4,014,116 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Description	Expiration Month		Notional Amount (000)	Contracts at Trade Date Value	Contracts at Current Value	Unrealized Appreciation/ (Depreciation)

Long Positions:
3 Month Euro-Bobl	03/04	EUR	38,700	$53,976,310	$53,954,478	$(21,832)
3 Month Eurodollar	12/04	EUR	141,500	137,244,063	138,443,600	1,199,537

						$1,177,705

(l) US$ Denominated Foreign Bonds.

(n) Rates shown are the effective yields at purchase date.

Interest rate swap agreements outstanding at December 31, 2003:

Description	Expiration Month		Contracts/ Notional Amount (000)	Unrealized Appreciation (Depreciation)

Receive fixed rate payments of 4.00% and pay variable rate payments on the six month LIBOR-BBA floating rate.(cost $19,934 purchased 03/17/03)(g)(1)	03/07	EUR	$16,000	$72,417
Receive fixed rate payments of 4.25% and pay variable rate payments on the six month LIBOR-BBA floating rate.(2)	03/05	GBP	96,500	(857,762)

				$(785,345)

Brokers/Counterparties

(1) UBS - Warburg

(2) Morgan Stanley

See Notes to Financial Statements.

AST Money Market Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

CORPORATE OBLIGATIONS — 22.6%
Special Purpose Insurance Vehicle - 2.5%
John Hancock Global Funding II
1.27%, 09/13/04 [FRN] 144A(c)	$44,000	$44,037,696

Financial — Bank & Trust — 4.5%
HBOS Treasury Services PLC
1.17%, 01/22/04	23,000	23,000,162
1.18%, 01/23/04	10,000	10,000,135
J.P. Morgan Chase & Co.
1.305%, 02/05/04 [FRN](c)	12,500	12,501,978
Marshall & IIsley Bank 5.252%, 12/15/04	22,500	23,299,196
Northern Rock PLC
1.27%, 03/18/04 [FRN] 144A(c)	23,000	23,004,735
Suntrust Bank
1.25%, 04/12/04 [FRN](c)	57,000	57,024,970

		148,831,176

Financial Services — 7.4%
American Express Centurion Bank
1.111%, 05/24/04	25,000	25,000,000
American Honda Finance
1.14%, 05/12/04 [FRN] 144A(c)	52,000	52,000,001
Caterpillar Financial Services Corp.
1.34%, 03/05/04 [FRN](c)	25,000	25,008,787
1.31%, 04/02/04 [FRN](c)	28,000	28,012,134

		130,020,922

Financial — Brokerage — 4.2%
Bear Stearns Co., Inc.
1.77%, 05/24/04 [FRN](c)	75,000	75,184,316

Total Corporate Obligations
(Cost $398,074,110 )		398,074,110

U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.0%
Federal Home Loan Bank
0.70%, 01/02/04	27,150	27,149,472
1.09%, 02/06/04 - 02/06/04	99,800	99,691,218

		126,840,690

Federal Home Loan Mortgage Corp.
1.12%, 01/29/04	80,000	79,930,311
3.25%, 01/15/04	36,320	36,348,235

		116,278,546

Federal National Mortgage Assoc.
1.28%, 01/02/04	22,000	21,999,218

(Cost $265,118,454)		265,118,454

	Par (000)	Value

CERTIFICATES OF DEPOSIT — 15.5%
Bank of Scotland NY
1.13%, 03/31/04	$62,000	$62,004,394
BNP Paribas NY
1.39%, 08/27/04	62,000	62,027,347
Discover Bank
1.095%, 01/20/04	53,000	53,000,000
Royal Bank of Canada NY
1.078%, 09/03/04	71,000	70,981,413
SwedBank
1.413%, 11/03/04	25,000	24,998,424

(Cost $273,011,578)		273,011,578

TIME DEPOSIT — 4.7%
Societe Generale
0.875%, 01/02/04
(Cost $83,000,000)	83,000	83,000,000

ASSET BACKED SECURITIES — 3.4%
WFS Financial Owner Trust
1.127%, 08/20/04	41,626	41,625,757
Whole Auto Loan Trust
1.10%, 09/15/04	18,093	18,093,156

(Cost $59,718,913)		59,718,913

REGISTERED INVESTMENT COMPANIES

	Shares
BlackRock Provident Institutional Funds
TempCash Portfolio	19,178	19,178
BlackRock Provident Institutional Funds
TempFund Portfolio	19,177	19,177

(Cost $38,355)		38,355

	Par (000)
COMMERCIAL PAPER — 33.6%
Financial — Bank & Trust — 10.0%
Bradford & Bingley PLC
1.15%, 01/07/05 144A (cost $28,000,000; purchased 12/08/03)(h)	$28,000	28,000,000
HSBC Bank of Canada
1.22%, 02/04/04 144A (cost $33,960,824; purchased 05/14/03)(h)	34,000	33,960,824
Nationwide Building Society
1.10%, 03/08/04	64,000	63,868,978
Spintab AB
1.10%, 03/10/04	50,000	49,894,583

		175,724,385

AST Money Market Portfolio

Schedule of Investments

December 31, 2003

	Par (000)	Value

Financial Services — 23.6%
KBC Financial Products International
1.10%, 02/19/04 144A (cost $67,398,938; purchased 11/18/03)(h)	$67,500	$67,398,938
KFW International Finance
1.12%, 02/02/04 144A (cost $50,553,621; purchased 08/14/03)(h)	50,604	50,553,621
National Bank of New Zealand International
1.18%, 05/05/04 144A (cost $61,248,021; purchased 11/05/03)(h)	61,500	61,248,021
Network Rail Finance PLC
1.10%, 02/17/04 144A (cost $34,949,736; purchased 11/18/03)(h)	35,000	34,949,736
1.11%, 04/02/04 144A (cost $29,167,028; purchased 10/06/03)(h)	29,250	29,167,028

	Par (000)	Value

Stadshypotek Delaware, Inc.
1.12%, 03/12/04 144A (cost $64,856,423; purchased 11/10/03)(h)	$65,000	$64,856,422
Swedish National Housing Finance Corp.
1.10%, 03/10/04 144A (cost $43,907,233 purchased 12/09/03)(h)	44,000	43,907,233
Toyota Motors Credit Corp.
1.08%, 03/15/04 144A (cost $22,200,605; purchased 11/19/03)(h)	22,250	22,200,605
1.08%, 03/19/04 144A (cost $41,901,720; purchased 11/19/03)(h)	42,000	41,901,720

		416,183,324

Total Commercial Paper
(Cost $591,907,709)		591,907,709

Total Investments — 94.8%
(Cost $1,670,869,119)		1,670,869,119
Other Assets in Excess of Liabilities — 5.2%		91,247,481

Net Assets — 100.0%		$1,762,116,600

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
FRN	Floating Rate Note

symbol	description
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.
(h)	Indicates a restricted security; the aggregate cost and value, $478,144,148 is approximately 27.13% of net assets.

See Notes to Financial Statements.

American Skandia Trust

Statements of Assets and Liabilities

December 31, 2003

(Amounts in thousands, except per share amounts)

	Portfolio

	AST Strong International Equity	AST William Blair International Growth	AST American Century International Growth	AST DeAM International Equity	AST MFS Global Equity	AST PBHG Small-Cap Growth
Assets
Investments in securities at value(A) including securities loaned at value(D)	$337,649	$499,648	$379,350	$158,540	$103,017	$387,068
Cash	1,763	168,121	—	10,839	—	—
Foreign currency at value(B)	—	1,091	398	—	—	—
Unrealized appreciation on foreign currency exchange contracts	—	—	11	280	—	—
Unrealized appreciation on swap agreements	—	—	—	—	—	—
Receivable for:
Securities sold	118	66,441	4,539	—	41	4,746
Dividends and interest	859	549	797	215	162	176
Fund shares sold	1	5,684	2	76	163	485
Futures variation margin	—	—	—	2,218	—	—
Other assets	5	4	4	2	1	4

Total Assets	340,395	741,538	385,101	172,170	103,384	392,479

Liabilities
Payable to custodian	—	—	—	—	60	—
Unrealized depreciation on foreign currency exchange contracts	—	—	7	13	—	—
Written options outstanding, at value(C)	—	—	—	—	—	—
Investments sold short, at value(E)	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Payable from Loans	1,000	—	—	—	—	—
Payable on return of securities lent	—	—	—	—	—	53,823
Payable for:
Securities purchased	—	99,391	6,257	—	294	144
Fund shares redeemed	105	—	233	—	15	114
Futures variation margin	—	—	—	—	—	—
Advisory fees	168	145	151	47	39	143
Shareholder servicing fees	5	8	5	2	2	5
Deferred directors compensation	8	11	8	3	1	8
Accrued expenses and other liabilities	70	81	113	46	35	51
Accrued foreign cap gain tax	—	353	—	—	—	—
Dividends and Distributions	—	—	—	—	—	—

Total Liabilities	1,356	99,989	6,774	111	446	54,288

Net Assets	$339,039	$641,549	$378,327	$172,059	$102,938	$338,191

Components of Net Assets
Shares of beneficial interest (unlimited number of shares authorized, $.001 par value per share)	$21	$61	$32	$15	$10	$22
Additional paid-in capital	449,296	784,031	603,949	315,606	98,509	483,075
Undistributed net investment income (loss)	3,591	1,091	(285)	2,173	212	(1)
Accumulated net realized gain (loss) on investments	(189,726)	(263,006)	(289,477)	(165,821)	(12,085)	(224,891)
Accumulated net unrealized appreciation on investments	75,857	119,372	64,108	20,086	16,292	79,986

Net Assets, December 31, 2003	$339,039	$641,549	$378,327	$172,059	$102,938	$338,191

Shares of common stock outstanding	21,444	61,424	31,507	15,431	10,038	22,366
Net asset value, offering and redemption price per share	$15.81	$10.44	$12.01	$11.15	$10.25	$15.12

(A) Investments at cost	$261,859	$379,988	$315,358	$139,050	$86,733	$307,082

(B) Foreign currency at cost	$—	$1,088	$398	$—	$—	$—

(C) Premiums Received for Written Options	$—	$—	$—	$—	$—	$—

(D) Securities Loaned at Value	$—	$—	$—	$—	$—	$51,197

(E) Proceeds received for investments sold short	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

Portfolio

AST DeAM Small-Cap Growth	AST Federated Aggressive Growth	AST Goldman Sachs Small-Cap Value	AST Gabelli Small-Cap Value	AST DeAM Small-Cap Value	AST Goldman Sachs Mid-Cap Growth	AST Neuberger Berman Mid-Cap Growth	AST Neuberger Berman Mid-Cap Value

$433,980	$186,903	$383,089	$793,333	$44,505	$195,109	$514,168	$1,225,229
6,664	—	2,346	66,887	9,402	7,976	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	4,458	4,961	676	—	—	—	4,492
123	17	333	486	53	97	62	690
—	224	2	411	—	1,476	313	2
—	—	—	—	—	—	—	—
4	2	3	8	—	1	4	10

440,771	191,604	390,734	861,801	53,960	204,659	514,547	1,230,423

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
36,175	—	45,510	83,233	1,757	40,837	153,712	197,327

—	3,930	840	1,656	—	3,206	226	4,368
903	—	731	2,127	87	—	418	878
88	—	—	—	114	—	—	—
111	79	154	276	12	40	127	360
6	3	5	11	1	2	5	14
9	1	5	8	—	1	7	14
49	26	47	74	9	24	42	88
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

37,341	4,039	47,292	87,385	1,980	44,110	154,537	203,049

$403,430	$187,565	$343,442	$774,416	$51,980	$160,549	$360,010	$1,027,374

$53	$22	$19	$49	$5	$42	$29	$58
645,560	147,424	272,705	647,987	44,788	224,983	684,319	830,497
133	(127)	1,233	491	148	(1)	(7)	1,176
(300,538)	2,807	1,410	(9,647)	2,821	(84,978)	(394,307)	24,330
58,222	37,439	68,075	135,536	4,218	20,503	69,976	171,313

$403,430	$187,565	$343,442	$774,416	$51,980	$160,549	$360,010	$1,027,374

52,877	21,775	18,957	49,314	4,683	42,360	29,370	57,706
$7.63	$8.61	$18.12	$15.70	$11.10	$3.79	$12.26	$17.80

$375,790	$149,464	$315,014	$657,797	$40,387	$174,605	$444,192	$1,053,916

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—

$34,443	$—	$43,591	$78,988	$1,629	$39,257	$148,818	$190,550

$—	$—	$—	$—	$—	$—	$—	$—

American Skandia Trust

Statements of Assets and Liabilities (CONTINUED)

December 31, 2003

(Amounts in thousands, except per share amounts)

	Portfolio

	AST Alger All-Cap Growth	AST Gabelli All-Cap Value	AST T.Rowe Price Natural Resources	AST Alliance Growth	AST MFS Growth	AST Marsico Capital Growth
Assets
Investments in securities at value(A)
including securities loaned at value(D)	$532,221	$224,178	$205,182	$266,533	$681,253	$2,089,472
Cash	—	—	3,048	—	—	—
Foreign currency at value(B)	—	—	—	—	—	—
Unrealized appreciation on foreign currency exchange contracts	—	—	—	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—	—	—
Receivable for:
Securities sold	4,730	—	—	3,298	27,378	—
Dividends and interest	143	215	237	162	399	656
Fund shares sold	—	1,288	140	—	—	6,115
Futures variation margin	—	—	—	—	—	—
Other assets	5	2	1	3	6	17

Total Assets	537,099	225,683	208,608	269,996	709,036	2,096,260

Liabilities
Payable to custodian	—	—	—	4	362	—
Unrealized depreciation on foreign currency exchange contracts	—	—	—	—	—	268
Written options outstanding, at value(C)	—	—	—	—	—	—
Investments sold short, at value(E)	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Payable from Loans	—	—	—	—	3,000	—
Payable on return of securities lent	132,412	43,714	29,659	29,927	102,133	384,644
Payable for:
Securities purchased	1,576	—	7,997	2,851	9,508	—
Fund shares redeemed	397	2	—	34	450	—
Futures variation margin	—	—	—	—	—	—
Advisory fees	147	62	64	85	192	597
Shareholder servicing fees	6	3	2	3	8	23
Deferred directors compensation	7	2	3	6	9	23
Accrued expenses and other liabilities	49	26	23	30	67	124
Accrued foreign cap gain tax	—	—	—	—	—	—
Dividends and Distributions	—	—	—	—	—	—

Total Liabilities	134,594	43,809	37,748	32,940	115,729	385,679

Net Assets	$402,505	$181,874	$170,860	$237,056	$593,307	$1,710,581

Components of Net Assets
Shares of beneficial interest (unlimited number of shares authorized, $.001 par value per share)	$81	$17	$10	$28	$81	$111
Additional paid-in capital	779,925	189,995	149,125	486,697	1,038,769	1,676,962
Undistributed net investment income (loss)	(7)	511	1,878	(5)	(21)	(413)
Accumulated net realized gain (loss) on investments	(437,663)	(31,801)	(4,831)	(276,452)	(483,979)	(349,997)
Accumulated net unrealized appreciation on investments	60,169	23,152	24,678	26,788	38,457	383,918

Net Assets, December 31, 2003	$402,505	$181,874	$170,860	$237,056	$593,307	$1,710,581

Shares of common stock outstanding	81,174	17,395	9,792	28,393	81,291	110,785
Net asset value, offering and redemption price per share	$4.96	$10.46	$17.45	$8.35	$7.30	$15.44

(A) Investments at cost	$472,052	$201,027	$180,504	$239,745	$642,798	$1,705,293

(B) Foreign currency at cost	$—	$—	$—	$—	$—	$—

(C) Premiums Received for Written Options	$—	$—	$—	$—	$—	$—

(D) Securities Loaned at Value	$127,444	$41,968	$28,344	$29,127	$99,036	$371,137

(E) Proceeds received for investments sold short	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

Portfolio

AST Goldman Sachs Concentrated Growth	AST DeAM Large- Cap Growth	AST DeAM Large- Cap Value	AST Alliance/ Bernstein Growth + Value	AST Sanford Bernstein Core Value	AST Cohen & Steers Realty	AST Sanford Bernstein Managed Index 500	AST American Century Income & Growth

$1,349,637	$107,639	$155,208	$82,133	$243,024	$303,196	$616,252	$411,773
7,149	7,583	9,232	—	—	—	—	58
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	33	—	—	1,749	—
644	68	141	73	314	1,849	699	468
4	—	208	194	152	—	37	—
—	20	25	—	—	—	—	7
15	1	2	1	2	4	6	3

1,357,449	115,311	164,816	82,434	243,492	305,049	618,743	412,309

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
204,389	17,568	30,946	18,523	46,226	14,571	73,368	105,592

—	—	—	41	4,575	34	2,802	—
1,403	240	—	—	69	816	952	761
—	—	—	—	—	—	—	—
297	16	28	23	43	84	72	98
16	1	2	1	3	4	7	4
42	1	1	—	2	3	9	6
102	14	18	9	27	35	41	38
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

206,249	17,840	30,995	18,597	50,945	15,547	77,251	106,499

$1,151,200	$97,471	$133,821	$63,837	$192,547	$289,502	$541,492	$305,810

$55	$10	$14	$7	$17	$22	$49	$26
1,967,904	98,366	138,900	62,267	155,919	228,199	662,084	381,161
(42)	(1)	1,235	229	3,000	12,322	4,634	3,640
(965,114)	(9,916)	(22,041)	(5,678)	2,883	2,455	(162,962)	(113,343)
148,397	9,012	15,713	7,012	30,728	46,504	37,687	34,326

$1,151,200	$97,471	$133,821	$63,837	$192,547	$289,502	$541,492	$305,810

55,210	9,528	13,585	7,031	17,242	22,423	49,308	25,581
$20.85	$10.23	$9.85	$9.08	$11.17	$12.91	$10.98	$11.95

$1,201,239	$98,811	$139,705	$75,122	$212,295	$256,692	$578,565	$377,514

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—

$198,291	$17,070	$29,927	$17,997	$44,693	$13,952	$71,119	$101,700

$—	$—	$—	$—	$—	$—	$—	$—

American Skandia Trust

Statements of Assets and Liabilities (CONTINUED)

December 31, 2003

(Amounts in thousands, except per share amounts)

	Portfolio

	AST Alliance Growth and Income	AST MFS Growth with Income	AST INVESCO Capital Income	AST DeAM Global Allocation	AST American Century Strategic Balanced	AST T.Rowe Price Asset Allocation
Assets
Investments in securities at value(A)
Including Securities Loaned at Value(D)	$2,110,181	$132,033	$670,158	$262,433	$302,979	$414,884
Cash	—	—	—	2,587	207	19
Foreign currency at value(B)	—	—	—	—	—	—
Unrealized appreciation on foreign currency exchange contracts	—	1	—	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—	—	—
Receivable for:
Securities sold	1,786	78	1,074	—	2,535	196
Dividends and interest	2,401	148	1,490	1	973	1,805
Fund shares sold	6,841	—	1	—	—	162
Futures variation margin	—	—	—	—	5	—
Other assets	18	1	7	2	3	4

Total Assets	2,121,227	132,261	672,730	265,023	306,702	417,070

Liabilities
Payable to custodian	—	—	—	—	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—	—	—	—	—
Written options outstanding, at value(C)	—	—	—	—	—	—
Investments sold short, at value(E)	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Payable from Loans	—	—	—	—	—	—
Payable on return of securities lent	283,346	18,814	29,848	—	53,120	42,991
Payable for:
Securities purchased	729	3,147	1,947	—	17,091	13,753
Fund shares redeemed	—	901	530	181	546	—
Futures variation margin	—	—	—	—	—	—
Advisory fees	448	35	200	12	81	93
Shareholder servicing fees	25	2	9	—	3	5
Deferred directors compensation	25	1	15	7	3	5
Accrued expenses and other liabilities	125	22	69	15	40	71
Accrued foreign cap gain tax	—	—	—	—	—	—
Dividends and Distributions	—	—	—	—	—	—

Total Liabilities	284,698	22,922	32,618	215	70,884	56,918

Net Assets	$1,836,529	$109,339	$640,112	$264,808	$235,818	$360,152

Components of Net Assets
Shares of beneficial interest (unlimited number of shares authorized, $.001 par value per share)	$104	$13	$44	$24	$18	$23
Additional paid-in capital	1,953,317	135,654	688,339	353,112	239,941	330,024
Undistributed net investment income (loss)	13,691	401	9,247	2,860	3,254	5,501
Accumulated net realized gain (loss) on investments	(336,638)	(37,704)	(102,919)	(105,555)	(27,642)	(17,696)
Accumulated net unrealized appreciation on investments	206,055	10,975	45,401	14,367	20,247	42,300

Net Assets, December 31, 2003	$1,836,529	$109,339	$640,112	$264,808	$235,818	$360,152

Shares of common stock outstanding	103,723	12,996	43,675	23,916	18,250	23,449
Net asset value, offering and redemption price per share	$17.71	$8.41	$14.66	$11.07	$12.92	$15.36

(A) Investments at cost	$1,904,126	$121,061	$624,757	$248,066	$282,811	$372,594

(B) Foreign currency at cost	$—	$—	$—	$—	$—	$—

(C) Premiums Received for Written Options	$—	$—	$—	$—	$—	$—

(D) Securities Loaned at Value	$275,666	$18,213	$29,118	$—	$51,500	$41,770

(E) Proceeds received for investments sold short	—	—	—	—	—	—

See Notes to Financial Statements.

Portfolio

AST T. Rowe Price Global Bond	AST Federated High Yield	AST Lord Abbett Bond- Debenture	AST DeAM Bond	AST PIMCO Total Return Bond	AST PIMCO Limited Maturity Bond	AST Money Market

$213,057	$854,909	$330,842	$120,624	$2,124,599	$909,749	$1,670,869
18,853	—	67,771	11,088	—	4,178	—
417	—	—	—	4,369	1,637	—
675	—	—	—	84	—	—
—	—	—	—	906	73	—

4,558	—	—	303	11,537	102,143	—
3,795	17,936	3,835	896	10,829	4,143	1,908
699	36	1,216	3	2,271	136	89,654
364	—	—	—	685	—	—
3	10	3	2	30	15	35

242,421	872,891	403,667	132,916	2,155,310	1,022,074	1,762,466

—	—	—	—	—	—	—
1,113	—	—	—	233	32	—
—	—	—	—	7,782	832	—
—	—	—	—	11,536	—	—
—	—	—	—	245	858	—
—	—	—	—	—	—	—
—	—	27,092	7,729	—	—	—

11,536	—	30,064	9,253	25,679	13,447	—
—	4,098	—	—	1,197	614	—
—	—	—	—	—	—	—
80	173	59	29	484	236	140
3	13	4	2	29	14	23
3	11	2	1	33	15	45
56	85	34	20	180	102	140
—	—	—	—	—	—	—
—	—	—	—	—	—	1

12,791	4,380	57,255	17,034	47,398	16,150	349

$229,630	$868,511	$346,412	$115,882	$2,107,912	$1,005,924	$1,762,117

$19	$99	$30	$11	$176	$88	$1,762
194,001	993,258	317,774	107,570	1,978,105	954,184	1,760,373
14,586	58,029	12,612	4,310	85,295	29,739	(18)
4,139	(208,749)	1,179	2,608	6,701	9,982	—
16,885	25,874	14,817	1,383	37,635	11,931	—

$229,630	$868,511	$346,412	$115,882	$2,107,912	$1,005,924	$1,762,117

18,972	99,083	30,292	10,973	175,749	88,449	1,762,159
$12.10	$8.77	$11.44	$10.56	$11.99	$11.37	$1.00

$195,933	$829,034	$316,025	$119,241	$2,096,499	$898,303	$1,670,869

$410	$—	$—	$—	$4,220	$1,609	$—

$—	$—	$—	$—	$8,097	$929	$—

$—	$—	$26,473	$7,586	$—	$—	$—

$—	$—	$—	$—	$11,537	$—	$—

American Skandia Trust

Statements of OPERATIONS

For the Year Ended December 31, 2003

(Amounts in thousands)

	Portfolio

	AST Strong International Equity	AST William Blair International Growth	AST American Century International Growth	AST DeAM International Equity	AST MFS Global Equity	AST PBHG Small-Cap Growth

Investment Income

Interest	$188	$236	$—	$78	$28	$6

Dividends	8,190	6,347	7,579	3,586	1,356	1,222

Security Lending	—	—	—	—	—	144

Foreign taxes withheld	(853)	(678)	(883)	(350)	(108)	(2)

Total Investment Income	7,525	5,905	6,696	3,314	1,276	1,370

Expenses

Investment advisory fees	3,098	3,710	3,456	1,414	741	2,545

Shareholder servicing fees	351	371	345	141	74	283

Administration and accounting fees	290	297	287	141	100	250

Custodian fees	133	127	341	49	97	73

Distribution fees	72	401	—	—	—	203

Audit and legal fees	22	22	21	8	5	16

Trustees’ fees	12	13	14	8	6	10

Interest expenses	—	4	6	—	—	2

Miscellaneous expenses	20	21	25	39	13	16

Total Expenses	3,998	4,966	4,495	1,800	1,036	3,398

Less: Advisory fee waivers and expense reimbursements	—	(371)	—	(212)	—	—

Less: Fees paid indirectly	(72)	(401)	—	—	—	(203)

Net Expenses	3,926	4,194	4,495	1,588	1,036	3,195

Net Investment Income (Loss)	3,599	1,711	2,201	1,726	240	(1,825)

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on:

Securities transactions	(8,428)	12,696	11,823	5,216	(708)	18,186

Foreign currency transactions	(3)	(671)	(228)	1,091	(26)	—

Futures transactions	—	—	—	(262)	—	—

Written option transactions	—	—	—	—	—	—

Swap agreement transactions	—	—	—	—	—	—

Net realized gain (loss)	(8,431)	12,025	11,595	6,045	(734)	18,186

Net change in unrealized appreciation (depreciation) on:

Securities	103,580	119,463	65,348	34,740	19,982	85,576

Futures contracts	—	—	—	527	—	—

Written option contracts	—	—	—	—	—	—

Swap Agreements	—	—	—	—	—	—

Foreign currencies translation	17	(14)	24	84	3	—

Unrealized foreign cap gain tax on appreciated securities	—	(353)	—	—	—	—

Net change in unrealized appreciation (depreciation)	103,597	119,096	65,372	35,351	19,985	85,576

Net gain on investments	95,166	131,121	76,967	41,396	19,251	103,762

Net Increase in Net Assets Resulting from Operations	$98,765	$132,832	$79,168	$43,122	$19,491	$101,937

See Notes to Financial Statements.

Portfolio

AST DeAM Small-Cap Growth	AST Federated Aggressive Growth	AST Goldman Sachs Small-Cap Value	AST Gabelli Small-Cap Value	AST DeAM Small-Cap Value	AST Goldman Sachs Mid-Cap Growth	AST Neuberger Berman Mid-Cap Growth	AST Neuberger Berman Mid-Cap Value

$56	$53	$26	$179	$30	$13	$1	$38

2,541	184	4,696	6,053	402	516	789	9,736

206	—	54	93	2	35	89	122

(7)	(3)	(7)	(10)	—	—	(9)	(47)

2,796	234	4,769	6,315	434	564	870	9,849

3,215	950	2,869	5,024	233	933	2,809	7,270

339	100	302	558	24	93	312	808

283	100	261	361	39	93	267	416

68	45	74	87	22	29	30	81

—	—	257	5	—	148	193	635

17	7	15	34	2	6	20	52

15	5	12	18	4	6	11	25

—	5	—	6	—	—	—	—

18	12	18	29	10	4	4	15

3,955	1,224	3,808	6,122	334	1,312	3,646	9,302

(508)	—	—	—	(52)	(93)	—	—

—	—	(257)	(5)	—	(148)	(193)	(635)

3,447	1,224	3,551	6,117	282	1,071	3,453	8,667

(651)	(990)	1,218	198	152	(507)	(2,583)	1,182

48,068	13,182	14,465	6,056	2,806	5,797	21,579	49,679

—	(12)	—	—	—	—	—	—

3,117	—	—	—	2,160	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

51,185	13,170	14,465	6,056	4,966	5,797	21,579	49,679

79,832	40,159	87,538	170,461	4,199	21,374	62,915	206,834

88	—	—	—	157	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

79,920	40,159	87,538	170,461	4,356	21,374	62,915	206,834

131,105	53,329	102,003	176,517	9,322	27,171	84,494	256,513

$130,454	$52,339	$103,221	$176,715	$9,474	$26,664	$81,911	$257,695

American Skandia Trust

Statements of OPERATIONS (CONTINUED)

For the Year Ended December 31, 2003

(Amounts in thousands)

	Portfolio

	AST Alger All-Cap Growth	AST Gabelli All-Cap Value	AST T. Rowe Price Natural Resources	AST Alliance Growth	AST MFS Growth	AST Marsico Capital Growth

Investment Income

Interest	$96	$10	$110	$—	$167	$1,064

Dividends	2,115	1,995	2,123	2,281	4,810	9,697

Security Lending	68	34	23	27	62	246

Foreign taxes withheld	(14)	(11)	(93)	(22)	(41)	(123)

Total Investment Income	2,265	2,028	2,163	2,286	4,998	10,884

Expenses

Investment advisory fees	3,483	1,205	1,014	2,095	4,944	11,626

Shareholder servicing fees	367	127	113	233	549	1,292

Administration and accounting fees	299	127	113	220	361	484

Custodian fees	33	22	32	30	154	151

Distribution fees	901	6	18	97	773	599

Audit and legal fees	19	7	6	12	29	83

Trustees’ fees	13	6	7	10	19	37

Interest expenses	3	5	1	3	—	11

Miscellaneous expenses	3	16	9	10	24	26

Total Expenses	5,121	1,521	1,313	2,710	6,853	14,309

Less: Advisory fee waivers and expense reimbursements	—	—	—	—	—	(147)

Less: Fees paid indirectly	(901)	(6)	(18)	(97)	(773)	(599)

Net Expenses	4,220	1,515	1,295	2,613	6,080	13,563

Net Investment Income (Loss)	(1,955)	513	868	(327)	(1,082)	(2,679)

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on:

Securities transactions	32,944	(5,063)	393	(17,958)	60,324	13,330

Foreign currency transactions	—	(2)	(13)	—	(7)	(506)

Futures transactions	—	—	—	—	—	—

Written option transactions	—	—	—	—	—	—

Swap agreement transactions	—	—	—	—	—	—

Net realized gain (loss)	32,944	(5,065)	380	(17,958)	60,317	12,824

Net change in unrealized appreciation (depreciation) on:

Securities	76,563	43,075	32,881	68,385	52,295	346,172

Futures contracts	—	—	—	—	—	—

Written option contracts	—	—	—	—	—	—

Swap Agreements	—	—	—	—	—	—

Foreign currencies translation	—	—	—	—	2	(261)

Unrealized foreign cap gain tax on appreciated securities	—	—	—	—	—	—

Net change in unrealized appreciation (depreciation)	76,563	43,075	32,881	68,385	52,297	345,911

Net gain on investments	109,507	38,010	33,261	50,427	112,614	358,735

Net Increase in Net Assets Resulting from Operations	$107,552	$38,523	$34,129	$50,100	$111,532	$356,056

See Notes to Financial Statements.

Portfolio

AST Goldman Sachs Concentrated Growth	AST DeAM Large-Cap Growth	AST DeAM Large-Cap Value	AST Alliance/ Bernstein Growth + Value	AST Sanford Bernstein Core Value	AST Cohen & Steers Realty	AST Sanford Bernstein Managed Index 500	AST American Century Income & Growth

$41	$19	$24	$—	$—	$—	$—	$36

8,097	719	2,323	744	4,881	14,210	8,201	6,188

184	19	19	11	36	24	48	46

—	—	—	(1)	(3)	(24)	(2)	—

8,322	757	2,366	754	4,914	14,210	8,247	6,270

10,103	677	949	411	1,450	2,135	2,736	1,916

1,123	80	112	46	193	214	456	256

467	80	112	47	187	204	167	233

152	22	23	7	29	35	80	77

641	—	—	—	294	27	281	—

66	4	6	3	10	12	28	15

36	6	6	5	9	8	15	10

26	—	—	—	24	—	10	8

53	8	9	6	12	7	42	15

12,667	877	1,217	525	2,208	2,642	3,815	2,530

(761)	(88)	(112)	—	—	—	—	—

(641)	—	—	—	(294)	(27)	(281)	—

11,265	789	1,105	525	1,914	2,615	3,534	2,530

(2,943)	(32)	1,261	229	3,000	11,595	4,713	3,740

(16,368)	4,448	1,892	(859)	5,741	4,077	(22,904)	(14,942)

—	—	—	—	—	—	—	—

—	701	727	—	—	—	—	232

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

(16,368)	5,149	2,619	(859)	5,741	4,077	(22,904)	(14,710)

267,349	16,909	22,471	11,295	41,119	53,525	129,068	74,364

—	235	292	—	—	—	—	119

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

267,349	17,144	22,763	11,295	41,119	53,525	129,068	74,483

250,981	22,293	25,382	10,436	46,860	57,602	106,164	59,773

$248,038	$22,261	$26,643	$10,665	$49,860	$69,197	$110,877	$63,513

American Skandia Trust

Statements of Operations (CONTINUED)

For the Year Ended December 31, 2003

(Amounts in thousands)

	Portfolio

	AST Alliance Growth and Income	AST MFS Growth with Income	AST INVESCO Capital Income	AST DeAM Global Allocation	AST American Century Strategic Balanced	AST T. Rowe Price Asset Allocation

Investment Income

Interest	$6	$28	$5,046	$14	$3,227	$4,756

Dividends	25,835	1,429	9,998	3,216	2,084	4,071

Security Lending	137	12	58	—	45	36

Foreign taxes withheld	(121)	(13)	(71)	—	—	(147)

Total Investment Income	25,857	1,456	15,031	3,230	5,356	8,716

Expenses

Investment advisory fees	10,173	795	4,631	266	1,696	2,500

Shareholder servicing fees	1,356	88	617	—	200	294

Administration and accounting fees	490	88	378	46	196	257

Custodian fees	147	55	73	17	74	108

Distribution fees	1,030	—	257	—	—	—

Audit and legal fees	84	5	35	15	12	18

Trustees’ fees	40	6	21	11	8	11

Interest expenses	12	1	2	—	—	—

Miscellaneous expenses	28	11	20	10	32	104

Total Expenses	13,360	1,049	6,034	365	2,218	3,292

Less: Advisory fee waivers and expense reimbursements	(178)	—	—	—	—	—

Less: Fees paid indirectly	(1,030)	—	(257)	—	—	—

Net Expenses	12,152	1,049	5,777	365	2,218	3,292

Net Investment Income (Loss)	13,705	407	9,254	2,865	3,138	5,424

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on:

Securities transactions	6,271	(1,284)	23,922	(7,922)	1,301	(2,752)

Foreign currency transactions	—	(5)	—	—	51	(23)

Futures transactions	—	—	—	—	363	—

Written option transactions	—	—	—	—	—	—

Swap agreement transactions	—	—	—	—	—	—

Net realized gain (loss)	6,271	(1,289)	23,922	(7,922)	1,715	(2,775)

Net change in unrealized appreciation (depreciation) on:

Securities	360,636	18,512	77,110	51,800	29,732	61,788

Futures contracts	—	—	—	—	100	—

Written option contracts	—	—	—	—	—	—

Swap Agreements	—	—	—	—	—	—

Foreign currencies translation	—	3	—	—	—	3

Unrealized foreign cap gain tax on appreciated securities	—	—	—	—	—	—

Net change in unrealized appreciation (depreciation)	360,636	18,515	77,110	51,800	29,832	61,791

Net gain on investments	366,907	17,226	101,032	43,878	31,547	59,016

Net Increase in Net Assets Resulting from Operations	$380,612	$17,633	$110,286	$46,743	$34,685	$64,440

See Notes to Financial Statements.

Portfolio

AST T. Rowe Price Global Bond	AST Federated High Yield	AST Lord Abbett Bond- Debenture	AST DeAM Bond	AST PIMCO Total Return Bond	AST PIMCO Limited Maturity Bond	AST Money Market

$7,929	$64,298	$13,951	$4,990	$81,569	$31,404	$30,359

2	902	678	—	297	149	3

—	—	47	7	—	—	—

(4)	—	—	—	—	—	—

7,927	65,200	14,676	4,997	81,866	31,553	30,362

1,748	5,757	1,596	1,079	14,633	7,267	12,457

218	768	200	127	2,251	1,118	2,491

211	408	196	127	580	467	302

55	95	30	23	339	157	293

—	—	—	—	—	—	—

13	48	12	7	139	65	133

10	25	9	7	70	35	78

1	21	11	—	—	2	—

50	46	31	21	102	47	70

2,306	7,168	2,085	1,391	18,114	9,158	15,824

—	—	—	(190)	(626)	—	(1,246)

—	—	—	—	—	—	—

2,306	7,168	2,085	1,201	17,488	9,158	14,578

5,621	58,032	12,591	3,796	64,378	22,395	15,784

4,782	(19,649)	5,071	3,125	29,224	12,319	1

9,046	—	—	—	2,807	1,712	—

(339)	—	—	—	11,947	6,527	—

(5)	—	—	—	8,053	—	—

—	—	—	—	(8,289)	414	—

13,484	(19,649)	5,071	3,125	43,742	20,972	1

6,628	108,668	16,562	(2,046)	5,836	(3,884)	—

166	—	—	—	(6,348)	(2,319)	—

30	—	—	—	3,126	97	—

—	—	—	—	3,154	(1,262)	—

(598)	—	—	—	(130)	299	—

—	—	—	—	—	—	—

6,226	108,668	16,562	(2,046)	5,638	(7,069)	—

19,710	89,019	21,633	1,079	49,380	13,903	1

$25,331	$147,051	$34,224	$4,875	$113,758	$36,298	$15,785

American Skandia Trust

Statements of Changes in Net Assets

(Amounts in thousands)

	Portfolio

	AST Strong International Equity		AST William Blair International Growth
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

From Operations

Net investment income (loss)	$3,599	$3,158	$1,711	$1,776

Net realized gain (loss) on investments	(8,431)	(46,656)	12,025	(162,815)

Net change in unrealized appreciation (depreciation) on investments	103,597	(29,826)	119,096	32,074

Net Increase (Decrease) in Net Assets from Operations	98,765	(73,324)	132,832	(128,965)

Dividends and Distributions to Shareholders

Dividends to shareholders from net investment income	(2,688)	(2,561)	—	(18,118)

Distributions to shareholders from capital gains	—	—	—	—

Return of capital	—	—	—	—

Total Dividends and Distributions to Shareholders	(2,688)	(2,561)	—	(18,118)

Capital Share Transactions

Proceeds from shares sold	265,111	439,655	332,531	32,772

Net asset value of shares issued in reinvestment of dividends and distributions	2,688	2,561	—	18,118

Net asset value of shares issued in merger	—	—	—	—

Cost of shares redeemed	(341,029)	(494,410)	(142,646)	(172,352)

Increase (Decrease) in Net Assets from Capital Share Transactions	(73,230)	(52,194)	189,885	(121,462)

Total Increase (Decrease) in Net Assets	22,847	(128,079)	322,717	(268,545)

Net Assets

Beginning of Year	316,192	444,271	318,832	587,377

End of Year(a)	$339,039	$316,192	$641,549	$318,832

(a) Includes Undistributed Net Investment Income of:	$3,591	$—	$1,091	$12,879

Shares Issued and Redeemed

Shares sold	20,500	32,826	35,496	4,092

Shares issued in reinvestment of dividends and distributions	236	184	—	1,925

Shares issued in merger	—	—	—	—

Shares redeemed	(25,177)	(36,613)	(16,834)	(19,775)

Net Increase (Decrease) in Shares Outstanding	(4,441)	(3,603)	18,662	(13,758)

See Notes to Financial Statements.

Portfolio

AST American Century International Growth		AST DeAM International Equity		AST MFS Global Equity
Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

$2,201	$3,374	$1,726	$875	$240	$155

11,595	(93,520)	6,045	(15,170)	(734)	(5,759)

65,372	(6,360)	35,351	(14,799)	19,985	(3,827)

79,168	(96,506)	43,122	(29,094)	19,491	(9,431)

(5,697)	—	(787)	—	(122)	(7)

—	—	—	—	—	—

(474)	—	—	—	—	—

(6,171)	—	(787)	—	(122)	(7)

414,217	578,484	144,253	150,379	47,813	62,221

6,171	—	787	—	122	7

—	4,251	—	—	—	—

(489,056)	(630,357)	(144,320)	(147,272)	(24,533)	(48,505)

(68,668)	(47,622)	720	3,107	23,402	13,723

4,329	(144,128)	43,055	(25,987)	42,771	4,285

373,998	518,126	129,004	154,991	60,167	55,882

$378,327	$373,998	$172,059	$129,004	$102,938	$60,167

$—	$2,725	$2,441	$40	$212	$120

41,898	53,404	16,125	15,649	5,417	7,272

700	—	103	—	16	1

—	350	—	—	—	—

(49,262)	(58,170)	(16,185)	(15,602)	(2,841)	(5,897)

(6,664)	(4,416)	43	47	2,592	1,376

American Skandia Trust

Statements of Changes in Net Assets (CONTINUED)

(Amounts in thousands)

	Portfolio

	AST PBHG Small-Cap Growth		AST DeAM Small-Cap Growth
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

From Operations

Net investment income (loss)	$(1,825)	$(2,583)	$(651)	$(486)

Net realized gain (loss) on investments	18,186	(81,726)	51,185	(101,504)

Net change in unrealized appreciation (depreciation) on investments	85,576	(69,335)	79,920	(33,577)

Net Increase (Decrease) in Net Assets from Operations	101,937	(153,644)	130,454	(135,567)

Dividends and Distributions to Shareholders

Dividends to shareholders from net investment income	—	—	—	—

Distributions to shareholders from capital gains	—	—	—	—

Total Dividends and Distributions to Shareholders	—	—	—	—

Capital Share Transactions

Proceeds from shares sold	315,266	644,310	168,312	896,258

Net asset value of shares issued in reinvestment of dividends and distributions	—	—	—	—

Net asset value of shares issued in merger	—	—	—	—

Cost of shares redeemed	(333,038)	(731,540)	(188,633)	(1,004,718)

Increase (Decrease) in Net Assets from Capital Share Transactions	(17,772)	(87,230)	(20,321)	(108,460)

Total Increase (Decrease) in Net Assets	84,165	(240,874)	110,133	(244,027)

Net Assets

Beginning of Year	254,026	494,900	293,297	537,324

End of Year(a)	$338,191	$254,026	$403,430	$293,297

(a) Includes Undistributed Net Investment Income of:	$—	$—	$133	$—

Shares Issued and Redeemed

Shares sold	25,415	52,000	27,139	139,297

Shares issued in reinvestment of dividends and distributions	—	—	—	—

Shares issued in merger	—	—	—	—

Shares redeemed	(27,462)	(58,780)	(31,039)	(158,925)

Net Increase (Decrease) in Shares Outstanding	(2,047)	(6,780)	(3,900)	(19,628)

See Notes to Financial Statements.

Portfolio

AST Federated Aggressive Growth		AST Goldman Sachs Small-Cap Value		AST Gabelli Small-Cap Value
Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

$(990)	$(282)	$1,218	$2,938	$198	$1,050

13,170	(5,855)	14,465	(10,779)	6,056	(13,488)

40,159	(5,430)	87,538	(41,829)	170,461	(42,426)

52,339	(11,567)	103,221	(49,670)	176,715	(54,864)

—	—	(2,448)	(1,944)	(998)	(2,310)

—	(234)	—	(43,887)	—	(8,534)

—	(234)	(2,448)	(45,831)	(998)	(10,844)

223,260	94,763	24,078	450,476	296,682	628,656

—	234	2,448	45,831	998	10,844

—	—	—	—	—	—

(127,106)	(93,613)	(98,958)	(518,216)	(200,051)	(611,201)

96,154	1,384	(72,432)	(21,909)	97,629	28,299

148,493	(10,417)	28,341	(117,410)	273,346	(37,409)

39,072	49,489	315,101	432,511	501,070	538,479

$187,565	$39,072	$343,442	$315,101	$774,416	$501,070

$—	$—	$1,233	$2,725	$491	$1,420

32,404	15,801	1,550	29,753	22,212	50,486

—	37	200	3,216	91	857

—	—	—	—	—	—

(18,312)	(15,010)	(7,105)	(36,463)	(16,208)	(49,318)

14,092	828	(5,355)	(3,494)	6,095	2,025

American Skandia Trust

Statements of Changes in Net Assets (CONTINUED)

(Amounts in thousands)

	Portfolio

	AST DeAM Small-Cap Value(2)		AST Goldman Sachs Mid-Cap Growth
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

From Operations

Net investment income (loss)	$152	$27	$(507)	$(387)

Net realized gain (loss) on investments	4,966	(2,156)	5,797	(24,937)

Net change in unrealized appreciation (depreciation) on investments	4,356	(138)	21,374	3,843

Net Increase (Decrease) in Net Assets from Operations	9,474	(2,267)	26,664	(21,481)

Dividends and Distributions to Shareholders

Dividends to shareholders from net investment income	(20)	—	—	—

Distributions to shareholders from capital gains	—	—	—	—

Total Dividends and Distributions to Shareholders	(20)	—	—	—

Capital Share Transactions

Proceeds from shares sold	66,691	38,578	87,874	61,224

Net asset value of shares issued in reinvestment of dividends and distributions	20	—	—	—

Net asset value of shares issued in merger	—	—	—	—

Cost of shares redeemed	(37,604)	(22,892)	(15,362)	(49,409)

Increase (Decrease) in Net Assets from Capital Share Transactions	29,107	15,686	72,512	11,815

Total Increase (Decrease) in Net Assets	38,561	13,419	99,176	(9,666)

Net Assets

Beginning of Year	13,419	—	61,373	71,039

End of Year(a)	$51,980	$13,419	$160,549	$61,373

(a) Includes Undistributed Net Investment Income of:	$148	$25	$—	$—

Shares Issued and Redeemed

Shares sold	6,932	4,512	26,125	18,370

Shares issued in reinvestment of dividends and distributions	3	—	—	—

Shares issued in merger	—	—	—	—

Shares redeemed	(3,983)	(2,781)	(5,080)	(14,928)

Net Increase (Decrease) in Shares Outstanding	2,952	1,731	21,045	3,442

(2) Commenced operations on May 1, 2002.

See Notes to Financial Statements.

Portfolio

AST Neuberger Berman Mid-Cap Growth		AST Neuberger Berman Mid-Cap Value		AST Alger All-Cap Growth
Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

$(2,583)	$(3,218)	$1,182	$1,894	$(1,955)	$(3,411)

21,579	(138,989)	49,679	(19,244)	32,944	(172,189)

62,915	(10,992)	206,834	(95,009)	76,563	(55,589)

81,911	(153,199)	257,695	(112,359)	107,552	(231,189)

—	—	(1,718)	(4,849)	—	—

—	—	—	(45,689)	—	—

—	—	(1,718)	(50,538)	—	—

223,431	552,946	177,071	531,525	149,225	94,410

—	—	1,718	50,538	—	—

—	—	—	—	—	—

(232,790)	(630,869)	(168,365)	(661,227)	(177,558)	(282,994)

(9,359)	(77,923)	10,424	(79,164)	(28,333)	(188,584)

72,552	(231,122)	266,401	(242,061)	79,219	(419,773)

287,458	518,580	760,973	1,003,034	323,286	743,059

$360,010	$287,458	$1,027,374	$760,973	$402,505	$323,286

$—	$—	$1,176	$1,176	$—	$—

21,029	48,835	11,611	36,590	35,494	20,702

—	—	136	3,399	—	—

—	—	—	—	—	—

(22,258)	(56,239)	(12,191)	(46,925)	(42,692)	(62,769)

(1,229)	(7,404)	(444)	(6,936)	(7,198)	(42,067)

American Skandia Trust

Statements of Changes in Net Assets (CONTINUED)

(Amounts in thousands)

	Portfolio

	AST Gabelli All-Cap Value(3)		AST T. Rowe Price Natural Resources
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

From Operations

Net investment income (loss)	$513	$880	$868	$796

Net realized gain (loss) on investments	(5,065)	(21,890)	380	1,512

Net change in unrealized appreciation (depreciation) on investments	43,075	(16,645)	32,881	(14,607)

Net Increase (Decrease) in Net Assets from Operations	38,523	(37,655)	34,129	(12,299)

Dividends and Distributions to Shareholders

Dividends to shareholders from net investment income	(880)	(977)	(1,611)	(2,339)

Distributions to shareholders from capital gains	—	—	(2,249)	(5,243)

Total Dividends and Distributions to Shareholders	(880)	(977)	(3,860)	(7,582)

Capital Share Transactions

Proceeds from shares sold	175,384	105,599	63,090	156,021

Net asset value of shares issued in reinvestment of dividends and distributions	880	977	3,860	7,582

Net asset value of shares issued in merger	—	4,155	—	—

Cost of shares redeemed	(145,590)	(117,428)	(49,045)	(156,586)

Increase (Decrease) in Net Assets from Capital Share Transactions	30,674	(6,697)	17,905	7,017

Total Increase (Decrease) in Net Assets	68,317	(45,329)	48,174	(12,864)

Net Assets

Beginning of Year	113,557	158,886	122,686	135,550

End of Year(a)	$181,874	$113,557	$170,860	$122,686

(a) Includes Undistributed Net Investment Income of:	$511	$880	$1,878	$359

Shares Issued and Redeemed

Shares sold	19,789	12,017	4,117	10,655

Shares issued in reinvestment of dividends and distributions	119	103	305	516

Shares issued in merger	—	426	—	—

Shares redeemed	(17,129)	(14,039)	(3,675)	(11,091)

Net Increase (Decrease) in Shares Outstanding	2,779	(1,493)	747	80

(3) Acquired AST Kinetics Internet on May 3, 2002.

See Notes to Financial Statements.

Portfolio

AST Alliance Growth		AST MFS Growth		AST Marsico Capital Growth
Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

$(327)	$(1,059)	$(1,082)	$(2,033)	$(2,679)	$(3,450)

(17,958)	(98,412)	60,317	(191,140)	12,824	(105,228)

68,385	(36,148)	52,297	(58,810)	345,911	(92,282)

50,100	(135,619)	111,532	(251,983)	356,056	(200,960)

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

82,965	241,193	90,882	237,845	585,871	856,350

—	—	—	—	—	—

—	—	—	—	—	—

(136,499)	(318,068)	(135,192)	(434,174)	(312,447)	(826,716)

(53,534)	(76,875)	(44,310)	(196,329)	273,424	29,634

(3,434)	(212,494)	67,222	(448,312)	629,480	(171,326)

240,490	452,984	526,085	974,397	1,081,101	1,252,427

$237,056	$240,490	$593,307	$526,085	$1,710,581	$1,081,101

$—	$—	$—	$—	$—	$—

11,735	30,274	13,931	33,492	43,296	63,902

—	—	—	—	—	—

—	—	—	—	—	—

(18,959)	(40,983)	(21,236)	(62,727)	(24,719)	(61,914)

(7,224)	(10,709)	(7,305)	(29,235)	18,577	1,988

American Skandia Trust

Statements of Changes in Net Assets (CONTINUED)

(Amounts in thousands)

	Portfolio

	AST Goldman Sachs Concentrated Growth		AST DeAM Large-Cap Growth(2)
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

From Operations

Net investment income (loss)	$(2,943)	$3,828	$(32)	$36

Net realized gain (loss) on investments	(16,368)	(327,562)	5,149	(15,065)

Net change in unrealized appreciation (depreciation) on investments	267,349	(338,158)	17,144	(8,132)

Net Increase (Decrease) in Net Assets from Operations	248,038	(661,892)	22,261	(23,161)

Dividends and Distributions to Shareholders

Dividends to shareholders from net investment income	(3,837)	(13,673)	(36)	—

Distributions to shareholders from capital gains	—	—	—	—

Total Dividends and Distributions to Shareholders	(3,837)	(13,673)	(36)	—

Capital Share Transactions

Proceeds from shares sold	185,939	332,030	31,765	111,209

Net asset value of shares issued in reinvestment of dividends and distributions	3,837	13,673	36	—

Net asset value of shares issued in merger	—	—	—	—

Cost of shares redeemed	(430,389)	(975,258)	(33,229)	(11,374)

Increase (Decrease) in Net Assets from Capital Share Transactions	(240,613)	(629,555)	(1,428)	99,835

Total Increase (Decrease) in Net Assets	3,588	(1,305,120)	20,797	76,674

Net Assets

Beginning of Year	1,147,612	2,452,732	76,674	—

End of Year(a)	$1,151,200	$1,147,612	$97,471	$76,674

(a) Includes Undistributed Net Investment Income of:	$—	$3,486	$—	$36

Shares Issued and Redeemed

Shares sold	10,352	17,052	3,491	11,311

Shares issued in reinvestment of dividends and distributions	247	636	5	—

Shares issued in merger	—	—	—	—

Shares redeemed	(24,061)	(51,343)	(3,874)	(1,405)

Net Increase (Decrease) in Shares Outstanding	(13,462)	(33,655)	(378)	9,906

(2) Commenced operations on May 1, 2002.

See Notes to Financial Statements.

Portfolio

AST DeAM Large-Cap Value		AST Alliance/Bernstein Growth + Value		AST Sanford Bernstein Core Value
Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

$1,261	$921	$229	$202	$3,000	$1,345

2,619	(20,465)	(859)	(4,288)	5,741	(2,326)

22,763	(7,711)	11,295	(6,160)	41,119	(11,566)

26,643	(27,255)	10,665	(10,246)	49,860	(12,547)

(899)	(162)	(202)	(39)	(1,345)	(154)

—	—	—	(160)	—	—

(899)	(162)	(202)	(199)	(1,345)	(154)

31,356	162,049	49,406	36,054	171,734	231,272

899	162	202	199	1,345	154

—	—	—	—	—	—

(34,172)	(70,157)	(28,299)	(27,750)	(228,223)	(63,649)

(1,917)	92,054	21,309	8,503	(55,144)	167,777

23,827	64,637	31,772	(1,942)	(6,629)	155,076

109,994	45,357	32,065	34,007	199,176	44,100

$133,821	$109,994	$63,837	$32,065	$192,547	$199,176

$1,235	$905	$229	$202	$3,000	$1,345

3,647	17,259	6,109	4,380	18,419	25,297

121	17	29	22	163	15

—	—	—	—	—	—

(4,200)	(8,135)	(3,530)	(3,480)	(24,050)	(6,950)

(432)	9,141	2,608	922	(5,468)	18,362

American Skandia Trust

Statements of Changes in Net Assets (CONTINUED)

(Amounts in thousands)

	Portfolio

	AST Cohen & Steers Realty		AST Sanford Bernstein Managed Index 500
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

From Operations

Net investment income (loss)	$11,595	$9,569	$4,713	$5,477

Net realized gain (loss) on investments	4,077	1,585	(22,904)	(68,866)

Net change in unrealized appreciation (depreciation) on investments	53,525	(13,242)	129,068	(68,076)

Net Increase (Decrease) in Net Assets from Operations	69,197	(2,088)	110,877	(131,465)

Dividends and Distributions to Shareholders

Dividends to shareholders from net investment income	(6,936)	(4,940)	(5,460)	(5,999)

Distributions to shareholders from capital gains	(4,038)	—	—	—

Total Dividends and Distributions to Shareholders	(10,974)	(4,940)	(5,460)	(5,999)

Capital Share Transactions

Proceeds from shares sold	125,403	203,643	356,927	479,306

Net asset value of shares issued in reinvestment of dividends and distributions	10,974	4,940	5,460	5,999

Net asset value of shares issued in merger	—	—	—	—

Cost of shares redeemed	(82,618)	(163,666)	(367,481)	(530,035)

Increase (Decrease) in Net Assets from Capital Share Transactions	53,759	44,917	(5,094)	(44,730)

Total Increase (Decrease) in Net Assets	111,982	37,889	100,323	(182,194)

Net Assets

Beginning of Year	177,520	139,631	441,169	623,363

End of Year(a)	$289,502	$177,520	$541,492	$441,169

(a) Includes Undistributed Net Investment Income of:	$12,322	$10,001	$4,634	$5,462

Shares Issued and Redeemed

Shares sold	11,468	19,473	37,790	49,475

Shares issued in reinvestment of dividends and distributions	1,194	495	661	559

Shares issued in merger	—	—	—	—

Shares redeemed	(7,907)	(16,108)	(39,585)	(55,566)

Net Increase (Decrease) in Shares Outstanding	4,755	3,860	(1,134)	(5,532)

See Notes to Financial Statements.

Portfolio

AST American Century Income & Growth		AST Alliance Growth and Income		AST MFS Growth with Income
Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

$3,740	$3,261	$13,705	$15,218	$407	$336

(14,710)	(46,649)	6,271	(272,116)	(1,289)	(17,282)

74,483	(30,667)	360,636	(177,457)	18,515	(7,982)

63,513	(74,055)	380,612	(434,355)	17,633	(24,928)

(3,199)	(3,169)	(15,226)	(13,117)	(325)	(421)

—	—	—	(83,418)	—	—

(3,199)	(3,169)	(15,226)	(96,535)	(325)	(421)

89,195	154,389	593,298	366,063	25,986	80,221

3,199	3,169	15,226	96,535	325	421

—	—	—	—	—	—

(106,020)	(195,951)	(307,079)	(637,240)	(21,823)	(76,464)

(13,626)	(38,393)	301,445	(174,642)	4,488	4,178

46,688	(115,617)	666,831	(705,532)	21,796	(21,171)

259,122	374,739	1,169,698	1,875,230	87,543	108,714

$305,810	$259,122	$1,836,529	$1,169,698	$109,339	$87,543

$3,640	$3,210	$13,691	$15,212	$401	$329

8,664	15,113	38,000	23,119	3,404	10,627

362	278	1,186	5,716	49	49

—	—	—	—	—	—

(10,968)	(19,524)	(21,658)	(42,917)	(3,069)	(10,289)

(1,942)	(4,133)	17,528	(14,082)	384	387

American Skandia Trust

Statements of Changes in Net Assets (CONTINUED)

(Amounts in thousands)

	Portfolio

	AST INVESCO Capital Income		AST DeAM Global Allocation
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

From Operations

Net investment income (loss)	$9,254	$15,172	$2,865	$3,437

Net realized gain (loss) on investments	23,922	(87,292)	(7,922)	(44,273)

Net change in unrealized appreciation (depreciation) on investments	77,110	(96,725)	51,800	(27,927)

Net Increase (Decrease) in Net Assets from Operations	110,286	(168,845)	46,743	(68,763)

Dividends and Distributions to Shareholders

Dividends to shareholders from net investment income	(15,176)	(24,256)	(3,336)	(14,493)

Distributions to shareholders from capital gains	—	—	—	—

Total Dividends and Distributions to Shareholders	(15,176)	(24,256)	(3,336)	(14,493)

Capital Share Transactions

Proceeds from shares sold	105,728	259,526	8,947	35,694

Net asset value of shares issued in reinvestment of dividends and distributions	15,176	24,256	3,336	14,493

Net asset value of shares issued in merger	—	—	—	—

Cost of shares redeemed	(236,435)	(459,217)	(75,244)	(163,728)

Increase (Decrease) in Net Assets from Capital Share Transactions	(115,531)	(175,435)	(62,961)	(113,541)

Total Increase (Decrease) in Net Assets	(20,421)	(368,536)	(19,554)	(196,797)

Net Assets

Beginning of Year	660,533	1,029,069	284,362	481,159

End of Year(a)	$640,112	$660,533	$264,808	$284,362

(a) Includes Undistributed Net Investment Income of:	$9,247	$15,087	$2,860	$2,248

Shares Issued and Redeemed

Shares sold	8,214	18,388	920	3,428

Shares issued in reinvestment of dividends and distributions	1,295	1,614	370	1,358

Shares issued in merger	—	—	—	—

Shares redeemed	(18,448)	(33,390)	(7,688)	(16,469)

Net Increase (Decrease) in Shares Outstanding	(8,939)	(13,388)	(6,398)	(11,683)

See Notes to Financial Statements.

Portfolio

AST American Century Strategic Balanced		AST T. Rowe Price Asset Allocation		AST T. Rowe Price Global Bond
Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

$3,138	$4,190	$5,424	$7,055	$5,621	$4,607

1,715	(20,149)	(2,775)	(13,328)	13,484	4,819

29,832	(6,290)	61,791	(26,318)	6,226	11,526

34,685	(22,249)	64,440	(32,591)	25,331	20,952

(4,191)	(4,499)	(7,113)	(8,650)	(7,342)	—

—	—	—	(11,079)	(394)	—

(4,191)	(4,499)	(7,113)	(19,729)	(7,736)	—

76,200	65,841	64,072	39,238	149,353	218,466

4,191	4,499	7,113	19,729	7,736	—

—	—	—	—	—	—

(54,435)	(74,946)	(37,479)	(70,319)	(154,648)	(137,838)

25,956	(4,606)	33,706	(11,352)	2,441	80,628

56,450	(31,354)	91,033	(63,672)	20,036	101,580

179,368	210,722	269,119	332,791	209,594	108,014

$235,818	$179,368	$360,152	$269,119	$229,630	$209,594

$3,254	$4,109	$5,501	$7,277	$14,768	$12,450

6,455	5,746	4,550	2,937	13,142	21,071

392	373	589	1,421	704	—

—	—	—	—	—	—

(4,698)	(6,712)	(2,819)	(5,340)	(13,761)	(13,374)

2,149	(593)	2,320	(982)	85	7,697

American Skandia Trust

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	Portfolio

	AST Federated High Yield		AST Lord Abbett Bond-Debenture
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

From Operations

Net investment income (loss)	$58,032	$48,254	$12,591	$6,806

Net realized gain (loss) on investments	(19,649)	(90,040)	5,071	(3,033)

Net change in unrealized appreciation (depreciation) on investments	108,668	47,287	16,562	(773)

Net Increase (Decrease) in Net Assets from Operations	147,051	5,501	34,224	3,000

Dividends and Distributions to Shareholders

Dividends to shareholders from net investment income	(48,256)	(55,266)	(6,806)	(2,416)

Distributions to shareholders from capital gains	—	—	—	—

Total Dividends and Distributions to Shareholders	(48,256)	(55,266)	(6,806)	(2,416)

Capital Share Transactions

Proceeds from shares sold	877,748	511,974	290,841	154,778

Net asset value of shares issued in reinvestment of dividends and distributions	48,256	55,266	6,806	2,416

Net asset value of shares issued in merger	—	—	—	—

Cost of shares redeemed	(732,729)	(466,855)	(143,592)	(55,295)

Increase (Decrease) in Net Assets from Capital Share Transactions	193,275	100,385	154,055	101,899

Total Increase (Decrease) in Net Assets	292,070	50,620	181,473	102,483

Net Assets

Beginning of Year	576,441	525,821	164,939	62,456

End of Year(a)	$868,511	$576,441	$346,412	$164,939

(a) Includes Undistributed Net Investment Income of:	$58,029	$48,253	$12,612	$6,807

Shares Issued and Redeemed

Shares sold	109,361	64,786	26,854	15,722

Shares issued in reinvestment of dividends and distributions	6,557	7,031	698	246

Shares issued in merger	—	—	—	—

Shares redeemed	(89,910)	(58,095)	(13,634)	(5,572)

Net Increase (Decrease) in Shares Outstanding	26,008	13,722	13,918	10,396

(2) Commenced operations on May 1, 2002.

See Notes to Financial Statements.

Portfolio

AST DeAM Bond(2)		AST PIMCO Total Return Bond		AST PIMCO Limited Maturity Bond
Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

$3,796	$3,194	$64,378	$76,593	$22,395	$24,002

3,125	4,025	43,742	84,928	20,972	13,375

(2,046)	3,429	5,638	15,060	(7,069)	13,777

4,875	10,648	113,758	176,581	36,298	51,154

(3,194)	—	(81,938)	(75,526)	(23,901)	(26,976)

(4,028)	—	(84,016)	(32,366)	(14,225)	(8,081)

(7,222)	—	(165,954)	(107,892)	(38,126)	(35,057)

43,632	204,175	614,483	1,114,509	524,101	764,837

7,222	—	165,954	107,892	38,126	35,057

—	—	—	—	—	—

(64,361)	(83,087)	(875,377)	(674,388)	(613,318)	(368,345)

(13,507)	121,088	(94,940)	548,013	(51,091)	431,549

(15,854)	131,736	(147,136)	616,702	(52,919)	447,646

131,736	—	2,255,048	1,638,346	1,058,843	611,197

$115,882	$131,736	$2,107,912	$2,255,048	$1,005,924	$1,058,843

$4,310	$3,194	$85,392	$78,694	$32,678	$23,254

4,169	20,226	51,498	95,111	46,461	68,971

703	—	14,356	9,423	3,432	3,234

—	—	—	—	—	—

(6,132)	(7,993)	(74,287)	(57,738)	(54,612)	(33,140)

(1,260)	12,233	(8,433)	46,796	(4,719)	39,065

American Skandia Trust

Statements of Changes in Net Assets (CONTINUED)

(Amounts in thousands)

	Portfolio

	AST Money Market
	Year Ended December 31, 2003	Year Ended December 31, 2002

From Operations

Net investment income (loss)	$15,784	$35,888

Net realized gain (loss) on investments	1	2

Net change in unrealized appreciation (depreciation) on investments	—	—

Net Increase (Decrease) in Net Assets from Operations	15,785	35,890

Dividends and Distributions to Shareholders

Dividends to shareholders from net investment income	(15,784)	(35,888)

Distributions to shareholders from capital gains	(2)	(352)

Total Dividends and Distributions to Shareholders	(15,786)	(36,240)

Capital Share Transactions

Proceeds from shares sold	5,378,148	9,251,249

Net asset value of shares issued in reinvestment of dividends and distributions	15,784	36,240

Net asset value of shares issued in merger	—	—

Cost of shares redeemed	(6,376,530)	(9,194,516)

Increase (Decrease) in Net Assets from Capital Share Transactions	(982,598)	92,973

Total Increase (Decrease) in Net Assets	(982,599)	92,623

Net Assets

Beginning of Year	2,744,716	2,652,093

End of Year(a)	$1,762,117	$2,744,716

(a) Includes Undistributed Net Investment Income of:	$—	$—

Shares Issued and Redeemed

Shares sold	5,378,148	9,251,252

Shares issued in reinvestment of dividends and distributions	15,784	36,240

Shares issued in merger	—	—

Shares redeemed	(6,376,530)	(9,194,516)

Net Increase (Decrease) in Shares Outstanding	(982,598)	92,976

See Notes to Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

American Skandia Trust

Financial Highlights

Per Share Data (for a share outstanding throughout each period)

				Increase (Decrease) from Investment Operations			Less Distributions
Portfolio	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions
AST Strong	12/31/03		$12.22	$0.14	$3.56	$3.70	$(0.11)	$—	$(0.11)
International Equity	12/31/02		15.07	0.10	(2.87)	(2.77)	(0.08)	—	(0.08)
	12/31/01		22.03	0.08	(4.75)	(4.67)	(0.03)	(2.26)	(2.29)
	12/31/00		34.23	0.22	(8.09)	(7.87)	(0.07)	(4.26)	(4.33)
	12/31/99		22.67	0.05	13.36	13.41	—	(1.85)	(1.85)

AST William Blair	12/31/03		$7.46	$0.06	$3.04	$2.98	$—	$—	$—
International Growth	12/31/02		10.39	0.11	(2.71)	(2.60)	(0.33)	—	(0.33)
	12/31/01		18.72	0.12	(3.73)	(3.61)	(0.82)	(3.90)	(4.72)
	12/31/00		25.10	(0.04)	(6.03)	(6.07)	(0.13)	(0.18)	(0.31)
	12/31/99		13.74	(0.03)	11.39	11.36	—	—	—

AST American Century	12/31/03		$9.80	$0.07	$2.32	$2.39	$(0.18)	$—	$(0.18)
International Growth(9)(10)	12/31/02		12.17	0.09	(2.46)	(2.37)	—	—	—
	12/31/01		18.16	0.13	(4.83)	(4.70)	(0.08)	(1.21)	(1.29)
	12/31/00		22.40	0.03	(3.45)	(3.42)	—	(0.82)	(0.82)
	12/31/99		13.66	(0.04)	8.88	8.84	—	(0.10)	(0.10)

AST DeAM	12/31/03		$8.38	$0.11	$2.71	$2.82	$(0.05)	$—	$(0.05)
International Equity	12/31/02		10.10	0.06	(1.78)	(1.72)	—	—	—
	12/31/01		14.91	(0.01)	(4.80)	(4.81)	—	—	—
	12/31/00		24.63	(0.07)	(5.10)	(5.17)	—	(4.55)	(4.55)
	12/31/99		13.04	(0.07)	11.72	11.65	(0.03)	(0.03)	(0.06)

AST MFS	12/31/03		$8.08	$0.02	$2.17	$2.19	$(0.02)	$—	$(0.02)
Global Equity	12/31/02		9.21	0.02	(1.15)	(1.13)	—	—	—
	12/31/01		10.23	—	(1.02)	(1.02)	—	—	—
	12/31/00		11.03	0.01	(0.79)	(0.78)	(0.01)	(0.01)	(0.02)
	12/31/99	(3)	10.00	0.01	1.02	1.03	—	—	—

AST PBHG	12/31/03		$10.41	$(0.09)	$4.80	$4.71	$—	$—	$—
Small-Cap Growth	12/31/02		15.87	(0.13)	(5.33)	(5.46)	—	—	—
	12/31/01		20.30	(0.07)	(1.27)	(1.34)	—	(3.09)	(3.09)
	12/31/00		42.61	(0.22)	(18.08)	(18.30)	—	(4.01)	(4.01)
	12/31/99		17.61	(0.03)	25.03	25.00	—	—	—

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset Value End of Period	Total Return	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	After Advisory Fee Waiver and Expense Reimbursement	Before Advisory Fee Waiver and Expense Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets(1)
$15.81	30.60%	$339,039	50%	1.14%	1.14%	1.02%
12.22	(18.42%)	316,192	50%	1.21%	1.21%	0.84%
15.07	(22.75%)	444,271	162%	1.09%	1.14%	0.45%
22.03	(26.53%)	637,131	86%	1.16%	1.16%	0.63%
34.23	64.13%	770,512	159%	1.18%	1.18%	0.18%

$10.44	39.95%	$641,549	88%	1.24%	1.34%	0.46%
7.46	(25.67%)	318,832	94%	1.32%	1.32%	0.41%
10.39	(23.55%)	587,377	74%	1.24%	1.24%	0.64%
18.72	(24.62%)	1,094,019	75%	1.18%	1.19%	(0.02%)
25.10	82.68%	1,551,045	76%	1.23%	1.23%	(0.18%)

$12.01	25.01%	$378,327	185%	1.30%	1.30%	0.64%
9.80	(19.47%)	373,998	236%	1.25%	1.25%	0.73%
12.17	(27.27%)	518,126	176%	1.28%	1.28%	0.56%
18.16	(16.10%)	332,504	126%	1.27%	1.27%	(0.04%)
22.40	65.20%	154,226	112%	1.50%	1.50%	(0.32%)

$11.15	33.91%	$172,059	138%	1.12%	1.27%	1.22%
8.38	(17.03%)	129,004	354%	1.34%	1.44%	0.59%
10.10	(32.21%)	154,991	712%	1.66%	1.60%	(0.07%)
14.91	(30.28%)	276,037	514%	1.34%	1.38%	(0.44%)
24.63	89.71%	217,397	309%	1.29%	1.29%	(0.54%)

$10.25	27.14%	$102,938	54%	1.40%	1.40%	0.32%
8.08	(12.26%)	60,167	74%	1.41%	1.41%	0.25%
9.21	(9.97%)	55,882	89%	1.50%	1.40%	0.02%
10.23	(7.19%)	29,514	100%	1.56%	1.87%	0.08%
11.03	10.40%	1,291	142%	1.75%	2.11%	0.75%

$15.12	45.24%	$338,191	107%	1.20%	1.20%	(0.65%)
10.41	(34.41%)	254,026	123%	1.23%	1.23%	(0.74%)
15.87	(6.47%)	494,900	136%	1.16%	1.16%	(0.51%)
20.30	(48.16%)	592,038	85%	1.07%	1.07%	(0.54%)
42.61	141.96%	1,443,211	116%	1.08%	1.08%	(0.46%)

American Skandia Trust

Financial Highlights (continued)

Per Share Data (for a share outstanding throughout each period)

				Increase (Decrease) from Investment Operations			Less Distributions
Portfolio	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions
AST DeAM	12/31/03		$5.17	$(0.01)	$2.47	$2.46	$—	$—	$—
Small-Cap Growth	12/31/02		7.03	(0.01)	(1.85)	(1.86)	—	—	—
	12/31/01		11.72	(0.05)	(2.95)	(3.00)	—	(1.69)	(1.69)
	12/31/00		15.59	(0.08)	(2.90)	(2.98)	—	(0.89)	(0.89)
	12/31/99	(2)	10.00	(0.05)	5.64	5.59	—	—	—

AST Federated	12/31/03		$5.09	$(0.05)	$3.57	$3.52	$—	$—	$—
Aggressive Growth	12/31/02		7.22	(0.04)	(2.05)	(2.09)	—	(0.04)	(0.04)
	12/31/01		9.10	(0.03)	(1.85)	(1.88)	— †	—	— †
	12/31/00	(6)	10.00	0.01	(0.91)	(0.90)	—	—	—

AST Goldman Sachs	12/31/03		$12.96	$0.08	$5.19	$5.27	$(0.11)	$—	$(0.11)
Small-Cap Value	12/31/02		15.55	0.11	(1.21)	(1.10)	(0.06)	(1.43)	(1.49)
	12/31/01		14.55	0.08	1.34	1.42	—	(0.42)	(0.42)
	12/31/00		10.87	0.01	3.67	3.68	—	—	—
	12/31/99		9.99	(0.03)	0.91	0.88	—	—	—

AST Gabelli	12/31/03		$11.59	$0.01	$4.13	$4.14	$(0.03)	$—	$(0.03)
Small-Cap Value	12/31/02		13.07	0.03	(1.23)	(1.20)	(0.06)	(0.22)	(0.28)
	12/31/01		13.02	0.04	0.84	0.88	(0.07)	(0.76)	(0.83)
	12/31/00		11.39	0.10	2.23	2.33	(0.07)	(0.63)	(0.70)
	12/31/99		11.44	0.08	(0.03)	0.05	(0.10)	—	(0.10)

AST DeAM	12/31/03		$7.75	$0.03	$3.33	$3.36	$(0.01)	$—	$(0.01)
Small-Cap Value	12/31/02	(8)	10.00	0.02	(2.27)	(2.25)	—	—	—

AST Goldman Sachs	12/31/03		$2.88	$(0.01)	$0.92	$0.91	$—	$—	$—
Mid-Cap Growth	12/31/02		3.97	(0.02)	(1.07)	(1.09)	—	—	—
	12/31/01		6.64	(0.03)	(2.64)	(2.67)	— †	—	— †
	12/31/00	(5)	10.00	0.01	(3.37)	(3.36)	—	—	—

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset Value End of Period	Total Return	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	After Advisory Fee Waiver and Expense Reimbursement	Before Advisory Fee Waiver and Expense Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets(1)
$7.63	47.58%	$403,430	185%	1.02%	1.17%	(0.19%)
5.17	(26.46%)	293,297	132%	1.00%	1.15%	(0.12%)
7.03	(28.43%)	537,324	196%	1.16%	1.17%	(0.64%)
11.72	(20.95%)	791,839	136%	1.11%	1.13%	(0.67%)
15.59	55.90%	841,984	133%	1.14%	1.14%	(0.67%)

$8.61	69.16%	$187,565	96%	1.22%	1.22%	(0.99%)
5.09	(29.19%)	39,072	250%	1.35%	1.38%	(1.02%)
7.22	(20.61%)	49,489	244%	1.35%	1.78%	(0.84%)
9.10	(9.00%)	1,938	49%	1.35%	7.22%	2.67%

$18.12	41.08%	$343,442	67%	1.26%	1.26%	0.40%
12.96	(7.93%)	315,101	129%	1.27%	1.27%	0.62%
15.55	9.91%	432,511	159%	1.18%	1.18%	0.69%
14.55	33.85%	227,759	67%	1.15%	1.15%	(0.13%)
10.87	8.81%	74,192	85%	1.24%	1.24%	(0.36%)

$15.70	35.78%	$774,416	26%	1.10%	1.10%	0.04%
11.59	(9.38%)	501,070	24%	1.10%	1.10%	0.20%
13.07	6.98%	538,479	59%	1.08%	1.08%	0.54%
13.02	21.86%	333,586	88%	1.12%	1.12%	0.87%
11.39	0.58%	261,493	26%	1.11%	1.11%	0.64%

$11.10	43.46%	$51,980	193%	1.15%	1.36%	0.62%
7.75	(22.50%)	13,419	122%	1.15%	1.48%	0.43%

$3.79	31.60%	$160,549	59%	1.31%	1.41%	(0.54%)
2.88	(27.46%)	61,373	162%	1.31%	1.33%	(0.65%)
3.97	(40.17%)	71,039	203%	1.34%	1.34%	(0.63%)
6.64	(33.60%)	65,098	55%	1.28%	1.28%	0.18%

American Skandia Trust

Financial Highlights (continued)

Per Share Data (for a share outstanding throughout each period)

				Increase (Decrease) from Investment Operations			Less Distributions
Portfolio	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions
AST Neuberger Berman	12/31/03		$9.39	$(0.09)	$2.96	$2.87	$—	$—	$—
Mid-Cap Growth	12/31/02		13.65	(0.13)	(4.13)	(4.26)	—	—	—
	12/31/01		21.63	(0.06)	(5.02)	(5.08)	—	(2.90)	(2.90)
	12/31/00		24.03	(0.04)	(1.74)	(1.78)	—	(0.62)	(0.62)
	12/31/99		17.26	(0.11)	8.21	8.10	—	(1.33)	(1.33)

AST Neuberger Berman	12/31/03		$13.09	$0.02	$4.72	$4.74	$(0.03)	$—	$(0.03)
Mid-Cap Value	12/31/02		15.41	0.03	(1.56)	(1.53)	(0.08)	(0.71)	(0.79)
	12/31/01		16.85	0.08	(0.60)	(0.52)	(0.02)	(0.90)	(0.92)
	12/31/00		13.32	0.02	3.60	3.62	(0.04)	(0.05)	(0.09)
	12/31/99		13.16	0.10	0.60	0.70	(0.24)	(0.30)	(0.54)

AST Alger	12/31/03		$3.66	$(0.02)	$1.32	$1.30	$—	$—	$—
All-Cap Growth(12)	12/31/02		5.70	(0.04)	(2.00)	(2.04)	—	—	—
	12/31/01		6.84	(0.02)	(1.12)	(1.14)	—	—	—
	12/31/00	(4)	10.00	—	(3.16)	(3.16)	—	—	—

AST Gabelli	12/31/03		$7.77	$0.04	$2.72	$2.76	$(0.07)	$—	$(0.07)
All-Cap Value(13)	12/31/02		9.86	0.06	(2.09)	(2.03)	(0.06)	—	(0.06)
	12/31/01		10.09	0.04	(0.25)	(0.21)	(0.01)	(0.01)	(0.02)
	12/31/00	(6)	10.00	0.03	0.06	0.09	—	—	—

AST T. Rowe Price	12/31/03		$13.56	$0.12	$4.25	$4.37	$(0.20)	$(0.28)	$(0.48)
Natural Resources	12/31/02		15.12	0.07	(0.85)	(0.78)	(0.24)	(0.54)	(0.78)
	12/31/01		16.50	0.15	(0.04)	0.11	(0.20)	(1.29)	(1.49)
	12/31/00		13.16	0.17	3.31	3.48	(0.14)	—	(0.14)
	12/31/99		11.97	0.14	2.67	2.81	(0.18)	(1.44)	(1.62)

AST Alliance Growth	12/31/03		$6.75	$(0.01)	$1.61	$1.60	$—	$—	$—
	12/31/02		9.78	(0.03)	(3.00)	(3.03)	—	—	—
	12/31/01		15.15	(0.02)	(1.93)	(1.95)	—	(3.42)	(3.42)
	12/31/00		18.95	—	(2.24)	(2.24)	—	(1.56)	(1.56)
	12/31/99		16.07	(0.07)	4.85	4.78	—	(1.90)	(1.90)

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset Value End of Period	Total Return	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	After Advisory Fee Waiver and Expense Reimbursement	Before Advisory Fee Waiver and Expense Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets(1)
$12.26	30.56%	$360,010	150%	1.17%	1.17%	(0.83%)
9.39	(31.21%)	287,458	104%	1.16%	1.16%	(0.84%)
13.65	(25.79%)	518,580	117%	1.12%	1.12%	(0.60%)
21.63	(8.07%)	719,405	121%	1.09%	1.09%	(0.55%)
24.03	51.37%	394,325	148%	1.13%	1.13%	(0.71%)

$17.80	36.32%	$1,027,374	70%	1.15%	1.15%	0.15%
13.09	(10.56%)	760,973	92%	1.16%	1.16%	0.20%
15.41	(3.03%)	1,003,034	221%	1.22%	1.22%	0.55%
16.85	27.49%	978,649	220%	1.24%	1.24%	0.19%
13.32	5.67%	664,383	176%	1.13%	1.13%	0.39%

$4.96	35.52%	$402,505	159%	1.40%	1.40%	(0.53%)
3.66	(35.79%)	323,286	182%	1.29%	1.29%	(0.67%)
5.70	(16.67%)	743,059	150%	1.20%	1.20%	(0.37%)
6.84	(31.60%)	205,079	123%	1.24%	1.24%	(0.05%)

$10.46	35.85%	$181,874	30%	1.20%	1.20%	0.41%
7.77	(20.71%)	113,557	28%	1.19%	1.19%	0.63%
9.86	(2.18%)	158,886	68%	1.20%	1.20%	0.89%
10.09	0.90%	14,165	31%	1.45%	1.59%	2.71%

$17.45	33.52%	$170,860	43%	1.17%	1.17%	0.77%
13.56	(5.53%)	122,686	56%	1.16%	1.16%	0.54%
15.12	0.70%	135,550	36%	1.08%	1.11%	0.85%
16.50	26.79%	134,644	96%	1.14%	1.20%	1.13%
13.16	28.11%	102,225	72%	1.16%	1.16%	1.11%

$8.35	23.70%	$237,056	63%	1.16%	1.16%	(0.14%)
6.75	(30.98%)	240,490	59%	1.13%	1.13%	(0.31%)
9.78	(14.72%)	452,984	106%	1.13%	1.13%	(0.22%)
15.15	(13.74%)	467,362	135%	1.16%	1.16%	(0.46%)
18.95	33.91%	364,454	316%	1.11%	1.11%	(0.50%)

American Skandia Trust

Financial Highlights (continued)

Per Share Data (for a share outstanding throughout each period)

				Increase (Decrease) from Investment Operations			Less Distributions
Portfolio	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions
AST MFS	12/31/03		$5.94	$(0.01)	$1.37	$1.36	$—	$—	$—
Growth(11)	12/31/02		8.27	(0.02)	(2.31)	(2.33)	—	—	—
	12/31/01		10.56	(0.01)	(2.28)	(2.29)	— †	—	—
	12/31/00		11.30	0.01	(0.75)	(0.74)	—	—	—
	12/31/99	(3)	10.00	0.01	1.29	1.30	—	—	—

AST Marsico	12/31/03		$11.72	$(0.02)	$3.74	$3.72	$—	$—	$—
Capital Growth	12/31/02		13.88	(0.04)	(2.12)	(2.16)	—	—	—
	12/31/01		18.10	(0.04)	(3.84)	(3.88)	—	(0.34)	(0.34)
	12/31/00		21.63	(0.01)	(3.00)	(3.01)	—	(0.52)	(0.52)
	12/31/99		14.20	(0.03)	7.48	7.45	(0.01)	(0.01)	(0.02)

AST Goldman Sachs	12/31/03		$16.71	$(0.05)	$4.25	$4.20	$(0.06)	$—	$(0.06)
Concentrated Growth	12/31/02		23.97	0.06	(7.18)	(7.12)	(0.14)	—	(0.14)
	12/31/01		35.08	0.13	(11.24)	(11.11)	—	—	—
	12/31/00		55.21	(0.06)	(15.55)	(15.61)	(0.07)	(4.45)	(4.52)
	12/31/99		37.00	0.05	19.65	19.70	—	(1.49)	(1.49)

AST DeAM	12/31/03		$7.74	$—	$2.49	$2.49	$—	$—	$—
Large-Cap Growth	12/31/02	(8)	10.00	— †	(2.26)	(2.26)	—	—	—

AST DeAM	12/31/03		$7.85	$0.09	$1.98	$2.07	$(0.07)	$—	$(0.07)
Large-Cap Value	12/31/02		9.30	0.06	(1.48)	(1.42)	(0.03)	—	(0.03)
	12/31/01		9.85	0.01	(0.55)	(0.54)	(0.01)	—	(0.01)
	12/31/00	(6)	10.00	0.03	(0.18)	(0.15)	—	—	—

AST Alliance/Bernstein	12/31/03		$7.25	$0.03	$1.85	$1.88	$(0.05)	$—	$(0.05)
Growth + Value	12/31/02		9.71	0.06	(2.47)	(2.41)	(0.01)	(0.04)	(0.05)
	12/31/01	(7)	10.00	0.01	(0.30)	(0.29)	—	—	—

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset Value End of Period	Total Return	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	After Advisory Fee Waiver and Expense Reimbursement	Before Advisory Fee Waiver and Expense Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets(1)
$7.30	22.90%	$593,307	262%	1.25%	1.25%	(0.20)%
5.94	(28.17)%	526,085	198%	1.18%	1.18%	(0.28)%
8.27	(21.68)%	974,397	210%	1.11%	1.11%	(0.12)%
10.56	(6.53)%	82,051	243%	1.24%	1.24%	0.08%
11.30	13.00%	4,868	60%	1.35%	1.35%	0.76%

$15.44	31.74%	$1,710,581	82%	1.10%	1.11%	(0.21)%
11.72	(15.56)%	1,081,101	109%	1.09%	1.10%	(0.29)%
13.88	(21.71)%	1,252,427	111%	1.06%	1.08%	(0.25)%
18.10	(14.25)%	1,770,849	118%	1.04%	1.06%	(0.09)%
21.63	52.58%	1,723,736	115%	1.08%	1.08%	(0.25)%

$20.85	25.25%	$1,151,200	21%	1.06%	1.13%	(0.26)%
16.71	(29.84)%	1,147,612	109%	1.06%	1.09%	0.23%
23.97	(31.67)%	2,452,732	46%	1.04%	1.07%	0.45%
35.08	(30.97)%	4,262,410	34%	1.00%	1.04%	(0.13)%
55.21	55.01%	5,923,778	35%	1.00%	1.04%	0.12%

$10.23	32.24%	$97,471	151%	0.99%	1.10%	(0.04)%
7.74	(22.60)%	76,674	101%	0.98%	1.08%	0.07%

$9.85	26.59%	$133,821	161%	0.99%	1.09%	1.13%
7.85	(15.30)%	109,994	202%	1.07%	1.15%	0.96%
9.30	(5.53)%	45,357	134%	1.35%	1.35%	0.51%
9.85	(1.50)%	6,351	1%	1.35%	2.41%	3.39%

$9.08	26.10%	$63,837	25%	1.15%	1.15%	0.50%
7.25	(25.00)%	32,065	43%	1.15%	1.15%	0.60%
9.71	(2.80)%	34,007	95%	1.35%	1.45%	0.46%

American Skandia Trust

Financial Highlights (continued)

Per Share Data (for a share outstanding throughout each period)

				Increase (Decrease) from Investment Operations			Less Distributions
Portfolio	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions
AST Sanford Bernstein	12/31/03		$8.77	$0.18	$2.28	$2.46	$(0.06)	$—	$(0.06)
Core Value	12/31/02		10.14	0.09	(1.43)	(1.34)	(0.03)	—	(0.03)
	12/31/01	(7)	10.00	0.04	0.10	0.14	—	—	—

AST Cohen & Steers Realty	12/31/03		$10.05	$0.49	$3.02	$3.51	$(0.41)	$(0.24)	$(0.65)
	12/31/02		10.11	0.49	(0.22)	0.27	(0.33)	—	(0.33)
	12/31/01		10.18	0.50	(0.23)	0.27	(0.34)	—	(0.34)
	12/31/00		8.36	0.32	1.78	2.10	(0.28)	—	(0.28)
	12/31/99		8.41	0.33	(0.15)	0.18	(0.23)	—	(0.23)

AST Sanford Bernstein	12/31/03		$8.75	$0.11	$2.24	$2.35	$(0.12)	$—	$(0.12)
Managed Index 500	12/31/02		11.14	0.11	(2.39)	(2.28)	(0.11)	—	(0.11)
	12/31/01		12.63	0.11	(1.36)	(1.25)	(0.11)	(0.13)	(0.24)
	12/31/00		14.96	0.10	(1.40)	(1.30)	(0.08)	(0.95)	(1.03)
	12/31/99		12.78	0.08	2.56	2.64	(0.06)	(0.40)	(0.46)

AST American Century	12/31/03		$9.41	$0.15	$2.51	$2.66	$(0.12)	$—	$(0.12)
Income & Growth	12/31/02		11.84	0.12	(2.45)	(2.33)	(0.10)	—	(0.10)
	12/31/01		13.02	0.10	(1.19)	(1.09)	(0.09)	—	(0.09)
	12/31/00		15.65	0.07	(1.74)	(1.67)	(0.08)	(0.88)	(0.96)
	12/31/99		13.47	0.09	2.84	2.93	(0.11)	(0.64)	(0.75)

AST Alliance	12/31/03		$13.57	$0.14	$4.19	$4.33	$(0.19)	$—	$(0.19)
Growth and Income	12/31/02		18.70	0.18	(4.35)	(4.17)	(0.13)	(0.83)	(0.96)
	12/31/01		21.38	0.12	(0.15)	(0.03)	(0.19)	(2.46)	(2.65)
	12/31/00		23.50	0.19	0.57	0.76	(0.23)	(2.65)	(2.88)
	12/31/99		21.68	0.23	3.04	3.27	(0.25)	(1.20)	(1.45)

AST MFS	12/31/03		$6.94	$0.03	$1.47	$1.50	$(0.03)	$—	$(0.03)
Growth with Income	12/31/02		8.89	0.03	(1.95)	(1.92)	(0.03)	—	(0.03)
	12/31/01		10.53	0.03	(1.66)	(1.63)	(0.01)	—	(0.01)
	12/31/00		10.52	0.03	(0.01)	0.02	(0.01)	—	(0.01)
	12/31/99	(3)	10.00	0.01	0.51	0.52	—	—	—

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset Value End of Period	Total Return	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	After Advisory Fee Waiver and Expense Reimbursement	Before Advisory Fee Waiver and Expense Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets(1)
$11.17	28.31%	$192,547	90%	1.14%	1.14%	1.55%
8.77	(13.24%)	199,176	28%	1.00%	1.00%	1.63%
10.14	1.40%	44,100	25%	1.15%	1.15%	1.36%

$12.91	37.43%	$289,502	34%	1.24%	1.24%	5.43%
10.05	2.65%	177,520	60%	1.26%	1.26%	5.11%
10.11	2.85%	139,631	59%	1.21%	1.21%	5.01%
10.18	26.19%	132,486	59%	1.28%	1.28%	5.21%
8.36	2.26%	56,697	51%	1.27%	1.27%	4.95%

$10.98	27.32%	$541,492	45%	0.84%	0.84%	1.03%
8.75	(20.64%)	441,169	36%	0.84%	0.84%	1.04%
11.14	(10.01%)	623,363	54%	0.77%	0.78%	0.95%
12.63	(8.82%)	704,897	84%	0.78%	0.78%	0.84%
14.96	21.23%	633,567	101%	0.79%	0.77%	0.74%

$11.95	28.78%	$305,810	81%	0.99%	0.99%	1.46%
9.41	(19.81%)	259,122	83%	0.98%	0.98%	1.04%
11.84	(8.44%)	374,739	55%	0.94%	0.94%	0.76%
13.02	(10.77%)	487,880	61%	0.94%	0.94%	0.68%
15.65	22.98%	360,630	125%	0.98%	0.98%	0.86%

$17.71	32.43%	$1,836,529	62%	0.97%	0.99%	1.01%
13.57	(23.28%)	1,169,698	79%	0.96%	0.98%	0.99%
18.70	(0.48%)	1,875,230	103%	0.94%	0.96%	0.74%
21.38	5.52%	1,595,755	144%	1.05%	1.06%	0.96%
23.50	16.09%	1,498,306	69%	0.92%	0.94%	1.09%

$8.41	21.71%	$109,339	95%	1.19%	1.19%	0.46%
6.94	(21.62%)	87,543	82%	1.19%	1.19%	0.35%
8.89	(15.46%)	108,714	99%	1.11%	1.11%	0.42%
10.53	0.19%	77,618	62%	1.23%	1.26%	0.34%
10.52	5.20%	8,757	6%	1.23%	1.23%	1.45%

American Skandia Trust

Financial Highlights (continued)

Per Share Data (for a share outstanding throughout each period)

			Increase (Decrease) from Investment Operations			Less Distributions
Portfolio	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions
AST INVESCO	12/31/03	$12.55	$0.24	$2.18	$2.42	$(0.31)	$—	$(0.31)
Capital Income	12/31/02	15.59	0.30	(2.96)	(2.66)	(0.38)	—	(0.38)
	12/31/01	17.59	0.34	(1.82)	(1.48)	(0.36)	(0.16)	(0.52)
	12/31/00	18.65	0.38	0.32	0.70	(0.36)	(1.40)	(1.76)
	12/31/99	17.50	0.36	1.61	1.97	(0.32)	(0.50)	(0.82)

AST DeAM	12/31/03	$9.38	$0.12	$1.69	$1.81	$(0.12)	$—	$(0.12)
Global Allocation	12/31/02	11.46	0.11	(1.84)	(1.73)	(0.35)	—	(0.35)
	12/31/01	13.30	0.34	(1.87)	(1.53)	(0.31)	—	(0.31)
	12/31/00	15.24	0.34	(0.89)	(0.55)	(0.32)	(1.07)	(1.39)
	12/31/99	14.13	0.32	2.30	2.62	(0.35)	(1.16)	(1.51)

AST American Century	12/31/03	$11.14	$0.18	$1.87	$2.05	$(0.27)	$—	$(0.27)
Strategic Balanced	12/31/02	12.62	0.26	(1.47)	(1.21)	(0.27)	—	(0.27)
	12/31/01	13.70	0.27	(0.78)	(0.51)	(0.25)	(0.32)	(0.57)
	12/31/00	15.30	0.32	(0.81)	(0.49)	(0.23)	(0.88)	(1.11)
	12/31/99	13.66	0.20	1.56	1.76	(0.12)	—	(0.12)

AST T. Rowe Price	12/31/03	$12.74	$0.24	$2.73	$2.97	$(0.35)	$—	$(0.35)
Asset Allocation	12/31/02	15.05	0.34	(1.76)	(1.42)	(0.39)	(0.50)	(0.89)
	12/31/01	18.12	0.41	(1.21)	(0.80)	(0.52)	(1.75)	(2.27)
	12/31/00	18.86	0.52	(0.63)	(0.11)	(0.45)	(0.18)	(0.63)
	12/31/99	17.47	0.44	1.32	1.76	(0.36)	(0.01)	(0.37)

AST T. Rowe Price	12/31/03	$11.10	$0.27	$1.12	$1.39	$(0.37)	$(0.02)	$(0.39)
Global Bond	12/31/02	9.65	0.05	1.40	1.45	—	—	—
	12/31/01	9.40	0.56	(0.31)	0.25	—	—	—
	12/31/00	9.60	0.48	(0.53)	(0.05)	(0.15)	—	(0.15)
	12/31/99	11.46	0.33	(1.25)	(0.92)	(0.71)	(0.23)	(0.94)

AST Federated High Yield	12/31/03	$7.89	$0.62	$0.95	$1.57	$(0.69)	$—	$(0.69)
	12/31/02	8.86	0.69	(0.70)	(0.01)	(0.96)	—	(0.96)
	12/31/01	9.71	0.74	(0.66)	0.08	(0.93)	—	(0.93)
	12/31/00	11.92	1.18	(2.23)	(1.05)	(1.16)	—	(1.16)
	12/31/99	12.65	1.03	(0.77)	0.26	(0.91)	(0.08)	(0.99)

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset Value End of Period	Total Return	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	After Advisory Fee Waiver and Expense Reimbursement	Before Advisory Fee Waiver and Expense Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets(1)
$14.66	19.94%	$640,112	100%	0.98%	0.98%	1.50%
12.55	(17.49%)	660,533	32%	0.95%	0.95%	1.80%
15.59	(8.59%)	1,029,069	26%	0.91%	0.92%	2.17%
17.59	4.74%	1,173,070	55%	0.94%	0.95%	2.25%
18.65	11.74%	1,048,064	76%	0.93%	0.93%	2.10%

$11.07	19.53%	$264,808	18%	0.14%	0.14%	1.08%
9.38	(15.43%)	284,362	160%	0.47%	0.47%	0.91%
11.46	(11.73%)	481,159	77%	0.89%	0.95%	2.68%
13.30	(4.36%)	622,641	60%	0.95%	0.95%	2.70%
15.24	20.85%	499,571	154%	1.00%	1.00%	2.37%

$12.92	18.87%	$235,818	145%	1.11%	1.11%	1.57%
11.14	(9.74%)	179,368	126%	1.10%	1.10%	2.16%
12.62	(3.80%)	210,722	124%	1.08%	1.08%	2.19%
13.70	(3.11%)	217,483	125%	1.10%	1.10%	2.33%
15.30	12.97%	216,748	104%	1.10%	1.10%	1.93%

$15.36	24.02%	$360,152	94%	1.12%	1.12%	1.84%
12.74	(9.89%)	269,119	107%	1.11%	1.11%	2.37%
15.05	(4.79%)	332,791	103%	1.10%	1.10%	2.46%
18.12	(0.48%)	395,375	43%	1.08%	1.08%	2.64%
18.86	10.28%	447,542	17%	1.07%	1.07%	2.65%

$12.10	12.86%	$229,630	196%	1.06%	1.06%	2.57%
11.10	15.03%	209,594	323%	1.06%	1.06%	3.13%
9.65	2.66%	108,014	187%	0.87%	1.08%	4.83%
9.40	(0.45%)	122,200	171%	1.12%	1.12%	4.35%
9.60	(8.33%)	138,144	106%	1.11%	1.11%	3.51%

$8.77	21.59%	$868,511	65%	0.93%	0.93%	7.56%
7.89	0.04%	576,441	41%	0.94%	0.94%	9.02%
8.86	0.14%	525,821	48%	0.95%	0.95%	10.22%
9.71	(9.69%)	497,882	20%	0.96%	0.96%	10.36%
11.92	2.00%	623,788	39%	0.94%	0.94%	9.09%

American Skandia Trust

Financial Highlights (continued)

Per Share Data (for a share outstanding throughout each period)

				Increase (Decrease) from Investment Operations					Less Distributions
Portfolio	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized & Unrealized Gain (Loss)	Total from Investment Operations		From Net Investment Income	From Net Realized Gains	Total Distributions
AST Lord Abbett	12/31/03		$10.07	$0.44		$1.37	$1.81		$(0.44)	$—	$(0.44)
Bond-Debenture	12/31/02		10.45	0.42		(0.39)	0.03		(0.41)	—	(0.41)
	12/31/01		10.15	0.39		(0.08)	0.31		(0.01)	—	(0.01)
	12/31/00	(6)	10.00	0.02		0.13	0.15		—	—	—

AST DeAM Bond	12/31/03		$10.77	$0.35		$0.05	$0.40		$(0.27)	$(0.34)	$(0.61)
	12/31/02	(8)	10.00	0.26		0.51	0.77		—	—	—

AST PIMCO Total	12/31/03		$12.24	$0.35		$0.27	$0.62		$(0.43)	$(0.44)	$(0.87)
Return Bond	12/31/02		11.93	0.39		0.66	1.05		(0.52)	(0.22)	(0.74)
	12/31/01		11.60	0.56		0.42	0.98		(0.65)	—	(0.65)
	12/31/00		10.99	0.65		0.56	1.21		(0.60)	—	(0.60)
	12/31/99		12.02	0.58		(0.71)	(0.13)		(0.52)	(0.38)	(0.90)

AST PIMCO Limited	12/31/03		$11.36	$0.22		$0.14	$0.36		$(0.22)	$(0.13)	$(0.35)
Maturity Bond	12/31/02		11.30	0.24		0.43	0.67		(0.47)	(0.14)	(0.61)
	12/31/01		11.07	0.50		0.36	0.86		(0.63)	—	(0.63)
	12/31/00		10.84	0.68		0.17	0.85		(0.62)	—	(0.62)
	12/31/99		11.08	0.59		(0.22)	0.37		(0.61)	—	(0.61)

AST Money Market	12/31/03		$1.00	$—	†	$—	$—	†	$— †	$— †	$— †
	12/31/02		1.00	0.01		—	0.01		(0.01)	— †	(0.01)
	12/31/01		1.00	0.04		—	0.04		(0.04)	— †	(0.04)
	12/31/00		1.00	0.06		—	0.06		(0.06)	— †	(0.06)
	12/31/99		1.00	0.04		—	0.04		(0.04)	— †	(0.04)

(1)	Annualized for periods less than one year.
(2)	Commenced operations on January 4, 1999.
(3)	Commenced operations on October 18, 1999.
(4)	Commenced operations on January 3, 2000.
(5)	Commenced operations on May 1, 2000.
(6)	Commenced operations on October 23, 2001.
(7)	Commenced operations on May 1, 2001.
(8)	Commenced operations on May 1, 2002.
(9)	Merged with AST American Century International Growth on December 19, 2003.
(10)	Merged with AST Scudder Japan on May 3, 2002.
(11)	Merged with AST Alger Growth on February 16, 2001.
(12)	Merged with AST Alger Mid-Cap Growth on February 16, 2001.
(13)	Merged with AST Kinetics Internet on May 3, 2002.
*	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 of the Financial Statements, for the years ended December 31, 1999, 2000, 2001, 2002 and 2003.
†	Amount represents less than a penny per share.

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets (1)*
Net Asset Value End of Period	Total Return	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	After Advisory Fee Waiver and Expense Reimbursement	Before Advisory Fee Waiver and Expense Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets(1)
$11.44	18.74%	$346,412	84%	1.04%	1.04%	6.31%
10.07	0.41%	164,939	43%	1.04%	1.04%	7.16%
10.45	3.04%	62,456	102%	1.10%	1.10%	7.23%
10.15	1.50%	6,783	9%	1.20%	3.07%	4.39%

$10.56	3.81%	$115,882	305%	0.95%	1.10%	2.99%
10.77	7.70%	131,736	240%	0.93%	1.08%	3.71%

$11.99	5.32%	$2,107,944	222%	0.78%	0.80%	2.85%
12.24	9.22%	2,255,048	229%	0.78%	0.80%	3.90%
11.93	8.87%	1,638,346	343%	0.79%	0.81%	5.02%
11.60	11.57%	1,258,218	365%	0.82%	0.82%	6.14%
10.99	(1.09%)	1,005,763	227%	0.82%	0.82%	5.46%

$11.37	3.28%	$1,005,924	208%	0.82%	0.82%	1.74%
11.36	6.21%	1,058,843	271%	0.83%	0.83%	2.87%
11.30	7.97%	611,197	445%	0.83%	0.83%	5.10%
11.07	8.43%	417,842	171%	0.87%	0.87%	6.14%
10.84	3.37%	406,604	178%	0.86%	0.86%	5.51%

$1.00	0.63%	$1,762,117	N/A	0.59%	0.64%	0.63%
1.00	1.29%	2,744,716	N/A	0.58%	0.63%	1.27%
1.00	3.77%	2,652,093	N/A	0.59%	0.64%	3.60%
1.00	6.07%	2,244,193	N/A	0.60%	0.65%	5.93%
1.00	4.60%	2,409,157	N/A	0.60%	0.65%	4.52%

American Skandia Trust

Notes To Financial Statements

December 31, 2003

1.    ORGANIZATION

American Skandia Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2003, issued 41 classes of shares of beneficial interest (collectively the “Portfolios”).

The Portfolios of the Trust have the following investments objectives:

AST Strong International Equity Portfolio (“Strong International Equity”): Capital growth by investing primarily in equity securities of foreign companies.

AST William Blair International Growth Portfolio (“William Blair International Growth”): Long-term capital growth by investing primarily in equity securities of foreign companies.

AST American Century International Growth Portfolio (“American Century International Growth”): Capital growth by investing primarily in equity securities of foreign companies.

AST DeAM International Equity Portfolio (“DeAM International Equity”): Capital growth by investing primarily in equity securities of foreign companies represented in the MSCI EAFE Index.

AST MFS Global Equity Portfolio (“MFS Global Equity”): Capital growth by investing primarily in common stocks and related securities of U.S. and foreign issuers.

AST PBHG Small-Cap Growth Portfolio (“PBHG Small-Cap Growth”): Capital growth by investing in common stocks of small capitalization companies.

AST DeAM Small-Cap Growth Portfolio (“DeAM Small-Cap Growth”): Maximize capital growth by investing primarily in equity securities of small capitalization companies included in the Russell 2000 Growth Index.

AST Federated Aggressive Growth Portfolio (“Federated Aggressive Growth”): Capital growth by investing primarily in stocks of small companies that are traded on national securities exchanges, Nasdaq stock exchange and the over-the-counter-market.

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”): Long-term capital growth by investing primarily in equity securities of small capitalization companies that are believed to be undervalued.

AST Gabelli Small-Cap Value Portfolio (“Gabelli Small-Cap Value”): Long-term capital growth by investing primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

AST DeAM Small-Cap Value Portfolio (“DeAM Small-Cap Value”): Maximum capital growth by investing primarily in equity securities of small capitalization companies included in the Russell 2000 Value Index.

AST Goldman Sachs Mid-Cap Growth Portfolio (“Goldman Sachs Mid-Cap Growth”): Long-term capital growth by investing primarily in equity securities of medium-sized companies.

AST Neuberger Berman Mid-Cap Growth Portfolio (“Neuberger Berman Mid-Cap Growth”): Capital growth by investing primarily in common stocks of medium capitalization companies.

AST Neuberger Berman Mid-Cap Value Portfolio (“Neuberger Berman Mid-Cap Value”): Capital growth by investing primarily in common stocks of medium capitalization companies.

AST Alger All-Cap Growth Portfolio (“Alger All-Cap Growth”): Long-term capital growth by investing in common and preferred stocks.

AST Gabelli All-Cap Value Portfolio (“Gabelli All-Cap Value”): Capital growth by investing in readily marketable equity securities.

AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”): Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources and other basic commodities.

AST Alliance Growth Portfolio (“Alliance Growth”): Long-term capital growth by investing predominantly in the equity securities of a limited number of large, high-quality U.S. companies.

AST MFS Growth Portfolio (“MFS Growth”): Long-term capital growth and future income by investing primarily in common stocks and related securities.

AST Marsico Capital Growth Portfolio (“Marsico Capital Growth”): Capital growth by investing primarily in common stocks, with the majority of the portfolio’s assets in large capitalization stocks.

AST Goldman Sachs Concentrated Growth Portfolio (“Goldman Sachs Concentrated Growth”): Capital growth by investing primarily in equity securities.

AST DeAM Large-Cap Growth Portfolio (“DeAM Large-Cap Growth”): Maximum capital growth by investing primarily in equity securities of large capitalization companies included in the Russell 10000 Growth Index.

AST DeAM Large-Cap Value Portfolio (“DeAM Large-Cap Value”): Maximum capital growth by investing in equity securities of large capitalization companies included in the Russell 1000 Value Index.

AST Alliance/Bernstein Growth + Value Portfolio (“Alliance/Bernstein Growth + Value”): Capital growth by investing approximately 50% of assets in growth stocks of large companies and 50% of assets in value stocks of large companies.

AST Sanford Bernstein Core Value Portfolio (“Sanford Bernstein Core Value”): Long-term capital growth by investing primarily in common stocks of large capitalization companies that appear to be undervalued.

AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”): Maximize total return by investing primarily in equity securities of real estate companies.

AST Sanford Bernstein Managed Index 500 Portfolio (“Sanford Bernstein Managed Index 500”): Outperform the S&P 500 Stock Index by investing primarily in common stocks included in the S&P 500.

AST American Century Income & Growth Portfolio (“American Century Income & Growth”): Capital growth and, secondarily, current income by investing primarily in stocks of large U.S. companies selected through quantitative investment techniques.

American Skandia Trust

Notes To Financial Statements (continued)

December 31, 2003

AST Alliance Growth and Income Portfolio (“Alliance Growth and Income”): Long-term capital growth and income by investing primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects.

AST MFS Growth with Income Portfolio (“MFS Growth with Income”): Long-term growth of capital with a secondary objective to seek reasonable current income by investing primarily in common stocks and related securities.

AST INVESCO Capital Income Portfolio (“INVESCO Capital Income”): Capital growth and current income by investing primarily in dividend-paying common and preferred stocks, and to a lesser extent in fixed income securities.

AST DeAM Global Allocation Portfolio (“DeAM Global Allocation”): A high level of total return by investing primarily in a diversified portfolio of mutual funds.

AST American Century Strategic Balanced Portfolio (“American Century Strategic Balanced”): Capital growth by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed income securities.

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”): A high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

AST T. Rowe Price Global Bond Portfolio (“T. Rowe Price Global Bond”): High current income and capital growth by investing primarily in high-quality foreign and U.S. dollar-denominated bonds.

AST Federated High Yield Portfolio (“Federated High Yield”): High current income by investing primarily in lower-quality fixed income securities rated BBB and below. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

AST Lord Abbett Bond-Debenture Portfolio (“Lord Abbett Bond-Debenture”): High current income and the opportunity for capital appreciation to produce a high total return by investing primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stock.

AST DeAM Bond Portfolio (“DeAM Bond”): High current income by investing primarily in a wide range of intermediate-term, higher-quality fixed income securities.

AST PIMCO Total Return Bond Portfolio (“PIMCO Total Return Bond”): Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio’s expected average duration will be from three to six years.

AST PIMCO Limited Maturity Bond Portfolio (“PIMCO Limited Maturity Bond”): Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio’s expected average duration will be from one to three years.

AST Money Market Portfolio (“Money Market”): Maximize current income and maintain high levels of liquidity by investing in high-quality, short-term, U.S. dollar-denominated instruments.

On May 1, 2003, Skandia Insurance Company Ltd. (publ), the ultimate parent of the Trust’s investment manager, announced that it reached a definitive agreement with Prudential Financial, Inc. the parent of Prudential Investments LLC to sell American Skandia, Inc. and its subsidiaries including American Skandia Investment Services, Incorporated the Trust’s investment manager. Upon completion of this transaction American Skandia Investment Services, Incorporated and Prudential Investments LLC became co-managers of the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation

Securities listed on a securities exchange are normally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the co-managers, in consultation with the subadviser(s); to be over-the-counter, are valued by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolio’s normal pricing time, are valued at fair value in accordance with procedures approved by the Board of Trustees. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

Money Market uses amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

Restricted Securities

The Portfolios may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the Portfolios at December 31, 2003 include registration rights, under which the Portfolios may demand registration by the issuer,

American Skandia Trust

Notes To Financial Statements (continued)

December 31, 2003

of which the Portfolio may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based on the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options

The Portfolios (except for Money Market) may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written option transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and underlying hedged assets.

Short Sales

Certain portfolios of the Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of

American Skandia Trust

Notes To Financial Statements (continued)

December 31, 2003

a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statements of Operations as net realized gain or loss on short sales.

Repurchase Agreements

In connection with transactions in repurchase agreements with United States financial institutions, it is the Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements

The Portfolios may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolios may enter into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Portfolio’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

Delayed Delivery Transactions

Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Security Loans

The Portfolios may lend their portfolio securities to broker-dealers. Security loans are limited to 33 1/3% of the total assets of the respective portfolio. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolios. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market. The Portfolios recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Investment Transactions and Investment Income

Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Portfolio amortizes premiums and discounts on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis.

Taxes

For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains are recorded net of reclaimable amounts, at the time the related income is earned.

Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually. These dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America.

American Skandia Trust

Notes To Financial Statements (continued)

December 31, 2003

Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. and Prudential Investments LLC the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

Alliance Capital Management L.P. for Alliance Growth and Income and Alliance Growth;

Alliance Capital Management, L.P. and Sanford C. Bernstein & Co., LLC co-manager Alliance/Bernstein Growth + Value;

American Century Investment Management, Inc. for American Century Income & Growth, American Century Strategic Balanced and American Century International Growth;

Cohen & Steers Capital Management, Inc. for Cohen & Steers Realty;

Deutsche Asset Management, Inc. for DeAM Global Allocation, DeAM International Equity, DeAM Small-Cap Growth, DeAM Large-Cap Value, DeAM Bond, DeAM Large-Cap Growth and DeAM Small-Cap Value;

Federated Investment Counseling for Federated High Yield and Federated Aggressive Growth;

Fred Alger Management, Inc. for Alger All-Cap Growth;

GAMCO Investors, Inc. for Gabelli Small-Cap Value and Gabelli All-Cap Value;

Goldman Sachs Asset Management for Goldman Sachs Concentrated Growth, Goldman Sachs Small-Cap Value and Goldman Sachs Mid-Cap Growth;

INVESCO Funds Group, Inc. for INVESCO Capital Income;

Lord Abbett & Co. for Lord Abbett Bond-Debenture;

Marsico Capital Management, LLC for Marsico Capital Growth;

Massachusetts Financial Services Company for MFS Global Equity, MFS Growth, and MFS Growth with Income;

Neuberger Berman Management, Inc. for Neuberger Berman Mid-Cap Value and Neuberger Berman Mid-Cap Growth;

Pacific Investment Management Company LLC for PIMCO Total Return Bond and PIMCO Limited Maturity Bond;

Pilgrim Baxter & Associates, Ltd. for PBHG Small-Cap Growth;

Sanford C. Bernstein & Co., LLC for Sanford Bernstein Managed Index 500 and Sanford Bernstein Core Value;

Strong Capital Management, Inc. for Strong International Equity;

T. Rowe Price Associates, Inc. for T. Rowe Price Asset Allocation and T. Rowe Price Natural Resources; T. Rowe Price International, Inc. for T. Rowe Price Global Bond;

Wells Fargo Capital Management, Inc. for Money Market;

and William Blair & Company, LLC for William Blair International Growth

Advisory Fees and Expense Limitations

The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of the value of each Portfolio’s average daily net assets. The Investment Manager pays each Sub-adviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable to the Portfolios by the Investment Manager, under the agreement, are reflected in the Statements of Operations.

	Advisory Fees	Expense Limitations
Strong International Equity	1.00%	1.75%
William Blair International Growth	1.00%	1.75%
American Century International Growth	1.00%	1.75%
DeAM International Equity	1.00%	1.50%
MFS Global Equity	1.00%	1.75%
PBHG Small-Cap Growth	0.90%	1.30%
DeAM Small-Cap Growth	0.95%	1.35%
Federated Aggressive Growth	0.95%	1.35%
Goldman Sachs Small-Cap Value	0.95%	1.35%
Gabelli Small-Cap Value	0.90%	1.30%
DeAM Small-Cap Value	0.95%	1.15%
Goldman Sachs Mid-Cap Growth	1.00%	1.35%
Neuberger Berman Mid-Cap Growth	0.90%	1.25%
Neuberger Berman Mid-Cap Value	0.90%	1.25%
Alger All-Cap Growth	0.95%	1.45%
Gabelli All-Cap Value	0.95%	1.45%
T. Rowe Price Natural Resources	0.90%	1.35%
Alliance Growth	0.90%	1.45%
MFS Growth	0.90%	1.35%
Marsico Capital Growth	0.90%	1.35%
Goldman Sachs Concentrated Growth	0.90%	1.35%
DeAM Large-Cap Growth	0.85%	0.99%
DeAM Large-Cap Value	0.85%	0.99%
Alliance/Bernstein Growth + Value	0.90%	1.35%
Sanford Bernstein Core Value	0.75%	1.25%
Cohen & Steers Realty	1.00%	1.45%
Sanford Bernstein Managed Index 500	0.60%	0.80%
American Century Income & Growth	0.75%	1.25%

American Skandia Trust

Notes To Financial Statements (continued)

December 31, 2003

	Advisory Fees	Expense Limitations
Alliance Growth and Income	0.75%	1.25%
MFS Growth with Income	0.90%	1.35%
INVESCO Capital Income	0.75%	1.20%
DeAM Global Allocation	0.10%	0.35%
American Century Strategic Balanced	0.85%	1.25%
T. Rowe Price Asset Allocation	0.85%	1.25%
T. Rowe Price Global Bond	0.80%	1.75%
Federated High Yield	0.75%	1.15%
Lord Abbett Bond-Debenture	0.80%	1.20%
DeAM Bond	0.85%	0.99%
PIMCO Total Return Bond	0.65%	1.05%
PIMCO Limited Maturity Bond	0.65%	1.05%
Money Market	0.50%	0.65%

The advisory fee for Strong International Equity reduces to a rate of 0.85% for average daily net assets in excess of $75 million, and Neuberger Berman Mid-Cap Value, Neuberger Berman Mid-Cap Growth and Alliance Growth reduces to a rate of 0.85% for average daily net assets in excess of $1 billion. During the year ended December 31, 2003, the Investment Manager has voluntarily waived advisory fees from, the Money Market equal to 0.05% of the average net assets, and 0.05% of the average daily net assets in excess of $1 billion from Alliance Growth and Income, PIMCO Total Return Bond, INVESCO Capital Income and Marsico Capital Growth. Also, Goldman Sachs Concentrated Growth has voluntarily waived advisory fees equal to 0.07% on all assets less than $1 billion and 0.05% on all assets greater than $1 billion. The Investment Manager has voluntarily waived advisory fees for the year ended December 31, 2003, for: DeAM Large-Cap Value, DeAM Large-Cap Growth, Goldman Sachs Mid-Cap Growth and William Blair International Growth equal to 0.10% of the average net assets; and DeAM International Equity, DeAM Bond, DeAM Small-Cap Growth and DeAM Small-Cap Value, equal to 0.15% of the average net assets.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the Investment Company Act of 1940. The Plan permits American Skandia Marketing, Incorporated (“ASMI”) to receive brokerage commissions in connection with purchases and sales of securities by the Portfolios, and to use these commissions to promote the sale of variable contracts, the premiums for which are invested in shares of the Trust. Under the Plan, securities transactions for a Portfolio may be directed to certain brokers for execution (“clearing brokers”) who have agreed to pay part of the brokerage commissions received on these transactions to ASMI for “introducing” transactions to the clearing broker. In turn, ASMI uses the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers.

Commissions received by ASMI under the Plan are reflected in the cost of securities purchased and the proceeds from the sale of securities. These commissions are shown in the Statements of Operations as “Distribution Fees” and a corresponding reduction “Fees Paid Indirectly”. Net expenses of the Portfolios are unaffected by these commissions. For the year ended December 31, 2003, commissions received by ASMI totaled $8,091,627.

The Trust excluding DeAM Global Allocation Portfolio has entered into an agreement with American Skandia Life Assurance Corporation (“ASLAC”) pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

4.    PORTFOLIO SECURITIES TRANSACTIONS

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2003 were as follows:

	Cost of Purchases	Proceeds from Sales
Strong International Equity	$161,451,933	$220,550,114
William Blair International Growth	403,422,440	305,592,621
American Century International Growth	632,044,205	718,444,005
DeAM International Equity	180,489,449	181,807,676
MFS Global Equity	59,765,236	38,803,953
PBHG Small-Cap Growth	289,855,047	316,332,734
DeAM Small-Cap Growth	605,674,176	622,523,199
Federated Aggressive Growth	199,848,034	92,006,563
Goldman Sachs Small-Cap Value	196,421,533	268,191,035
Gabelli Small-Cap Value	200,199,634	132,649,296
DeAM Small-Cap Value	61,216,106	35,697,784
Goldman Sachs Mid-Cap Growth	121,598,818	54,661,241
Neuberger Berman Mid-Cap Growth	454,851,703	464,975,328
Neuberger Berman Mid-Cap Value	556,840,586	542,551,822
Alger All-Cap Growth	565,833,912	597,249,090
Gabelli All-Cap Value	57,069,746	33,525,492
T. Rowe Price Natural Resources	62,563,058	48,816,099
Alliance Growth	143,923,865	194,684,705
MFS Growth	1,385,815,617	1,423,339,037
Marsico Capital Growth	1,184,542,918	1,011,921,672
Goldman Sachs Concentrated Growth	236,165,471	488,413,269
DeAM Large-Cap Growth	114,892,316	119,905,519
DeAM Large-Cap Value	171,570,182	177,766,860
Alliance/Bernstein Growth + Value	31,246,637	10,775,873
Sanford Bernstein Core Value	158,935,290	206,251,025
Cohen & Steers Realty	118,133,172	69,705,975
Sanford Bernstein Managed Index 500	203,761,172	219,327,024
American Century Income & Growth	205,636,902	223,996,556

American Skandia Trust

Notes To Financial Statements (continued)

December 31, 2003

	Cost of Purchases	Proceeds from Sales
Alliance Growth and Income	$1,025,984,115	$824,935,283
MFS Growth with Income	84,963,568	81,441,407
INVESCO Capital Income	553,372,645	648,737,280
DeAM Global Allocation	46,268,679	109,067,857
American Century Strategic Balanced	158,090,830	165,296,288
T. Rowe Price Asset Allocation	130,705,634	121,028,082
T. Rowe Price Global Bond	155,238,746	114,881,336
Federated High Yield	680,421,357	462,357,429
Lord Abbett Bond-Debenture	247,287,807	157,853,469
DeAM Bond	100,244,621	86,496,672
PIMCO Total Return Bond	1,178,957,582	1,197,643,265
PIMCO Limited Maturity Bond	182,690,466	116,491,731

Written options transactions, during the year ended December 31, 2003, were as follows:

	PIMCO Total Return Bond		PIMCO Limited Maturity
	Number of Contracts/ Swap Notional Amount $(000)	Premium	Number of Contracts	Premium
Balance at beginning of year	308,308	$10,670,168	—	$—
Written options	10,535	6,758,646	101,400	929,078
Written swap options	95,300	1,335,222	—	—
Expired options	(17,198)	(9,281,433)	—	—
Expired swap options	(78,000)	(803,058)	—	—
Closed options	(153)	(152,766)	—	—
Closed swap options	(61,000)	(430,242)	—	—

Balance at end of year	257,792	$8,096,548	101,400	$929,078

At December 31, 2003, PIMCO Total Return Bond and PIMCO Limited Maturity had sufficient cash and/or securities at least equal to the value of written options.

5.    TAX AND DISTRIBUTION INFORMATION

Each Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

Income and capital gains of the Portfolios are determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Such determinations may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains or loss. Permanent differences in the recognition of earnings are reclassified between undistributed net investment income and accumulated net realized gain or loss or to additional paid-in capital, as appropriate. Distributions in excess of tax-basis earnings are recorded as a return of capital.

In order to present undistributed net investment income and accumulated net realized capital gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain or loss on investments. For the year ended December 31, 2003 the adjustments were as follows:

Portfolio	Undistributed Net Investment Income	Accumulated Net Realized Gain or Loss	Paid-In Capital
Strong International Equity (a)(i)	$4,329,712	$(4,329,712)	$—
William Blair International Growth (a)(b)(i)	(13,499,429)	13,309,822	189,607
American Century International Growth (a)(i)	961,577	(1,442,025)	480,448
DeAM International Equity (a)(b)(i)	1,194,831	(1,194,831)	—
MFS Global Equity (a)	(26,835)	26,835	—
PBHG Small-Cap Growth (c)(i)	4,366,843	(2,510,144)	(1,856,699)
DeAM Small-Cap Growth (d)(c)(i)	1,429,548	(723,570)	(705,978)
Federated Aggressive Growth (a)(c)	862,698	(862,698)	—
Goldman Sachs Small-Cap Value (d)(i)	(261,903)	261,903	—
Gabelli Small-Cap Value (d)(i)	(129,398)	129,398	—
DeAM Small-Cap Value (d)	(8,512)	8,512	—
Goldman Sachs Mid-Cap Growth (c)	506,402	—	(506,402)
Neuberger Berman Mid-Cap Growth (c)(i)	7,189,862	(4,610,167)	(2,579,695)
Neuberger Berman Mid-Cap Value (i)	(135,025)	135,025
Alger All-Cap Growth (c)	1,951,877	—	(1,951,877)
Gabelli All-Cap Value (a)	(2,049)	2,049	—
T. Rowe Price Natural Resources (a)(b)(d)(i)	2,262,295	(2,262,295)	—
Alliance Growth (c)(i)	323,556	1,059	(324,615)
MFS Growth (a)(c)(i)	1,066,340	9,402	(1,075,742)
Marsico Capital Growth (a)(c)(i)	4,857,940	(2,074,481)	(2,783,459)
Goldman Sachs Concentrated Growth (c)(i)	3,252,438	(320,308)	(2,932,130)
DeAM Large-Cap Growth (c)	30,849	—	(30,849)
DeAM Large-Cap Value (d)	(32,065)	32,065	—
Cohen & Steers Realty (a)(d)(e)(i)	(2,337,563)	2,337,563	—
Sanford Bernstein Managed Index 500 (d)	(79,540)	79,540	—
American Century Income & Growth (i)	(111,081)	18,085	92,996
Alliance Growth and Income (i)	—	598	(598)
MFS Growth with Income (a)(i)	(9,966)	9,966	—
INVESCO Capital Income (h)(i)	82,442	(82,442)	—
DeAM Global Allocation (i)	1,082,688	(1,082,688)	—
American Century Strategic Balanced (a)(h)(i)	198,038	(198,038)	—
T. Rowe Price Asset Allocation (a)(b)(d)(h)(i)	(86,765)	86,765	—
T. Rowe Price Global Bond (a)(h)(i)	3,856,449	(3,856,449)	—

American Skandia Trust

Notes To Financial Statements (continued)

December 31, 2003

Portfolio	Undistributed Net Investment Income	Accumulated Net Realized Gain or Loss	Paid-In Capital
Lord Abbett Bond-Debenture (h)	$20,160	$(20,160)	$—
DeAM Bond (h)	514,185	(514,185)	—
Money Market Portfolio (h)	(18,923)	(514)	19,437
PIMCO Total Return Bond (a)(h)(i)(j)	24,160,731	(24,160,731)	—
PIMCO Limited Maturity Bond (a)(h)(j)	7,990,662	(7,990,662)	—

(a) Reclassification of net foreign currency gains or losses.

(b) Reclassification of book to tax differences due to the sale of passive foreign investment companies.

(c) Reclassification of tax operating loss.

(d) Reclassification of REIT distribution.

(e) Reclassification of book to tax differences due to the sale of REIT.

(f) Reclassification of bifurcation on sale of foreign bond.

(g) Reclassification of premium amortization.

(h) Due to other adjustments.

(i) Reclassification of paydowns.

(j) Reclassification of swap interest payments.

For the year ended December 31, 2003, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets were:

Portfolio	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Strong International Equity	$2,687,610	$—	$—	$2,687,610
William Blair International Growth	—	—	—	—
American Century International Growth	5,697,702	—	474,188	6,171,890
DeAM International Equity	787,176	—	—	787,176
MFS Global Equity	121,731	—	—	121,731
PBHG Small-Cap Growth	—	—	—	—
DeAM Small-Cap Growth	—	—	—	—
Goldman Sachs Small-Cap Value	2,448,006	—	—	2,448,006
Gabelli Small-Cap Value	998,184	—	—	998,184
DeAM Small-Cap Value	20,010	—	—	20,010
Neuberger Berman Mid-Cap Value	1,718,079	—	—	1,718,079
Gabelli All-Cap Value	880,134	—	—	880,134
T. Rowe Price Natural Resources	1,610,638	2,249,299	—	3,859,937
Goldman Sachs Concentrated Growth	3,836,920	—	—	3,836,920
DeAM Large-Cap Growth	36,105	—	—	36,105
DeAM Large-Cap Value	898,632	—	—	898,632
Alliance/Bernstein Growth + Value	201,627	—	—	201,627
Sanford Bernstein Core Value	1,344,832	—	—	1,344,832
Cohen & Steers Realty	6,935,947	4,037,564	—	10,973,511
Sanford Bernstein Managed Index 500	5,460,558	—	—	5,460,558
American Century Income & Growth	3,198,975	—	—	3,198,975

Portfolio	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Alliance Growth and Income	$15,225,927	$—	$—	$15,225,927
MFS Growth with Income	325,327	—	—	325,327
INVESCO Capital Income	15,175,707	—	—	15,175,707
DeAM Global Allocation	3,336,217	—	—	3,336,217
American Century Strategic Balanced	4,190,899	—	—	4,190,899
T. Rowe Price Asset Allocation	7,112,841	—	—	7,112,841
T. Rowe Price Global Bond	7,341,835	393,861	—	7,735,696
Federated High Yield	48,256,122	—	—	48,256,122
Lord Abbett Bond-Debenture	6,806,378	—	—	6,806,378
DeAM Bond	7,221,807	—	—	7,221,807
PIMCO Total Return Bond	125,943,541	40,010,460	—	165,954,001
PIMCO Limited Maturity Bond	33,374,842	4,751,365	—	38,126,207
Money Market	15,785,832	—	—	15,785,832

For the year ended December 31, 2002, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets were:

Portfolio	Ordinary Income	Long-Term Capital Gain	Total Distributions
Strong International Equity	$2,560,668	$—	$2,560,668
William Blair International Growth	18,118,140	—	18,118,140
MFS Global Equity	6,556	—	6,556
Federated Aggressive Growth	233,692	—	233,692
Goldman Sachs Small-Cap Value	27,258,170	18,572,388	45,830,558
Gabelli Small-Cap Value	7,016,045	3,857,653	10,873,698
Neuberger Berman Mid-Cap Value	30,970,516	19,567,222	50,537,738
Gabelli All-Cap Value	976,757	—	976,757
T. Rowe Price Natural Resources	6,092,777	1,489,130	7,581,907
Goldman Sachs Concentrated Growth	13,672,817	—	13,672,817
DeAM Large-Cap Value	162,043	—	162,043
Alliance/Bernstein Growth + Value	199,375	—	199,375
Sanford Bernstein Core Value	154,357	—	154,357
Cohen & Steers Realty	4,940,078	—	4,940,078
Sanford Bernstein Managed Index 500	5,998,962	—	5,998,962
American Century Income & Growth	3,169,121	—	3,169,121
Alliance Growth and Income	61,586,458	34,948,202	96,534,660
MFS Growth with Income	420,906	—	420,906
INVESCO Capital Income	24,256,471	—	24,256,471
DeAM Global Allocation	14,492,971	—	14,492,971
American Century Strategic Balanced	4,499,131	—	4,499,131
T. Rowe Price Asset Allocation	8,649,475	11,079,330	19,728,805

American Skandia Trust

Notes To Financial Statements (continued)

December 31, 2003

Portfolio	Ordinary Income	Long-Term Capital Gain	Total Distributions
Federated High Yield	$55,265,646	$—	$55,265,646
Lord Abbett Bond-Debenture	2,416,133	—	2,416,133
PIMCO Total Return Bond	95,609,796	12,282,200	107,891,996
PIMCO Limited Maturity Bond	35,056,557	—	35,056,557
Money Market	36,239,903	—	36,239,903

The tax character of distributable earnings at December 31, 2003 was:

Portfolio	Ordinary Income	Long-Term Capital Gain
Strong International Equity	$3,597,866	$—
William Blair International Growth	7,604,485	—
American Century International Growth	—	—
DeAM International Equity	2,339,322	—
MFS Global Equity	221,874	—
PBHG Small-Cap Growth	—	—
DeAM Small-Cap Growth	—	—
Federated Aggressive Growth	4,045,919	—
Goldman Sachs Small-Cap Value	696,491	4,161,394
Gabelli Small-Cap Value	42,814	—
DeAM Small-Cap Value	1,486,307	1,564,069
Goldman Sachs Mid-Cap Growth	—	—
Neuberger Berman Mid-Cap Growth	—	—
Neuberger Berman Mid-Cap Value	1,190,224	26,886,646
Alger All-Cap Growth	—	—
Gabelli All-Cap Value	512,672	—
T. Rowe Price Natural Resources	1,843,388	—
Alliance Growth	—	—
MFS Growth	—	—
Marsico Capital Growth	—	—
Goldman Sachs Concentrated Growth	—	—
DeAM Large-Cap Growth	—	—
DeAM Large-Cap Value	1,225,279	—
Alliance/Bernstein Growth + Value	229,760	—
Sanford Bernstein Core Value	8,247,305	—
Cohen & Steers Realty	7,684,744	4,721,132
Sanford Bernstein Managed Index 500	4,631,826	—
American Century Income & Growth	3,630,621	—
Alliance Growth and Income	13,715,428	—
MFS Growth with Income	403,670	—
INVESCO Capital Income	9,261,999	—

Portfolio	Ordinary Income	Long-Term Capital Gain
DeAM Global Allocation	$2,868,023	$—
American Century Strategic Balanced	3,257,861	—
T. Rowe Price Asset Allocation	5,760,759	—
T. Rowe Price Global Bond	16,891,538	1,509,137
Federated High Yield	58,039,797	—
Lord Abbett Bond-Debenture	13,892,148	—
DeAM Bond	6,587,781	681,514
PIMCO Total Return Bond	85,249,707	15,173,281
PIMCO Limited Maturity Bond	35,683,588	5,348,709
Money Market	27,469	—

These amounts differ from undistributed net investment income on the Statements of Assets and Liabilities primarily due to timing differences.

At December 31, 2003, the following Portfolios had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains:

	Expiration December 31,
Portfolio	Total	2008	2009	2010	2011
Strong International Equity	$187,634,414	$—	$100,807,480	$76,213,067	$10,613,867
William Blair International Growth	262,834,328	—	93,897,621	123,994,607	44,942,100
American Century International Growth	288,132,693	79,504,524	104,641,134	95,978,351	8,008,684
DeAM International Equity	165,358,319	43,648,402	107,473,503	14,236,414	—
MFS Global Equity	11,078,864	102,871	2,025,569	6,125,096	2,825,328
PBHG Small-Cap Growth	223,311,073	—	157,029,918	66,281,155	—
DeAM Small-Cap Growth	300,230,534	—	216,945,355	83,285,179	—
Federated Aggressive Growth	—	—	—	—	—
Goldman Sachs Small-Cap Value	—	—	—	—	—
Gabelli Small-Cap Value	3,742,822	—	—	3,742,822	—
DeAM Small-Cap Value	—	—	—	—	—
Goldman Sachs Mid-Cap Growth	84,438,560	—	58,496,027	25,942,533	—
Neuberger Berman Mid-Cap Growth	393,730,075	—	270,207,817	122,095,636	1,426,622
Neuberger Berman Mid-Cap Value	—	—	—	—	—
Alger All-Cap Growth	436,369,084	56,105,001	208,714,661	171,549,422	—
Gabelli All-Cap Value	28,106,272	—	1,815,571	21,341,849	4,948,852
T. Rowe Price Natural Resources	2,789,355	—	—	—	2,789,355
Alliance Growth	262,150,877	—	134,760,953	95,931,726	31,458,198
MFS Growth	458,347,610	—	259,923,499	198,424,111	—
Marsico Capital Growth	344,302,754	—	209,783,108	134,519,646	—
Goldman Sachs Concentrated Growth	954,099,195	156,116,090	465,068,305	179,588,458	153,326,342
DeAM Large-Cap Growth	9,151,713	—	—	9,151,713	—

American Skandia Trust

Notes To Financial Statements (continued)

December 31, 2003

	Expiration December 31,
Portfolio	Total	2008	2009	2010	2011
DeAM Large-Cap Value	$21,532,998	$—	$3,927,079	$15,949,510	$	,656,409
Alliance/Bernstein Growth + Value	5,284,212	—	—	4,092,914		1,191,298
Sanford Bernstein Core Value	—	—	—	—		—
Cohen & Steers Realty	—	—	—	—		—
Sanford Bernstein Managed Index 500	159,385,659	—	59,806,425	69,268,601		30,310,633
American Century Income & Growth	88,982,431	9,602,532	33,041,332	29,933,758		16,404,809
Alliance Growth and Income	316,348,367			254,824,843		61,523,524
MFS Growth with Income (a)	31,736,461	303,576	11,842,307	15,076,348		4,512,375
INVESCO Capital Income	102,862,892	—	16,409,726	86,453,166		—
DeAM Global Allocation	102,070,572	13,319,609	35,338,513	48,177,607		5,234,843
American Century Strategic Balanced	23,087,262	—	6,031,874	14,469,531		2,585,857
T. Rowe Price Asset Allocation	16,301,159	—	—	11,926,235		4,374,924
Federated High Yield (b)	208,313,692	17,797,821	61,793,618	87,452,429		37,484,899

(a) MFS Growth with Income had additional capital loss carryforwards of $1,855 expiring in 2007.

(b) Federated High Yield had additional capital loss carryforwards of $3,784,925 expiring in 2007.

The following Portfolios elected to treat post-October losses incurred in the period November 1, 2003 through December 31, 2003 as having occurred in the following fiscal year:

	Post October Losses
Portfolio	Currency	Capital
William Blair International	$88,218	$—
American Century International	95,519	—
MFS Global Equity	9,817	—
Federated Aggressive Growth	126	—
Alger All-Cap Growth	—	1,294,094
Alliance Growth	—	1,178,467
MFS Growth	11,725	—
Marsico Capital Growth	—	389,872
Alliance/Bernstein Growth + Value	—	152,682
Sanford Bernstein Core Value	—	16,153
Sanford Bernstein Managed Index 500	—	514.201
American Century Income & Growth	—	883,892
MFS Growth with Income	—	367,628
T. Rowe Price Global Bond	97,518	—

At December 31, 2003, the cost and unrealized appreciation or depreciation in value of the investments for federal income tax purposes, were as follows:

Portfolio	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Strong International Equity	$263,949,985	$74,889,125	$(1,190,500)	$7,559	$73,698,625
William Blair International Growth	386,574,536	113,761,043	(688,051)	10,843	113,072,992
American Century International Growth	316,883,579	63,210,753	(744,195)	8,099	62,466,558
DeAM International Equity	139,676,490	21,357,050	(2,493,914)	3,028	18,863,136
MFS Global Equity	87,738,098	15,715,155	(436,015)	877	15,279,140
PBHG Small-Cap Growth	308,656,062	81,739,007	(3,326,996)	7,944	78,412,011
DeAM Small-Cap Growth	375,955,658	67,381,489	(9,357,308)	8,521	58,024,181
Federated Aggressive Growth	150,828,784	39,639,798	(3,565,966)	548	36,073,832
Goldman Sachs Small-Cap Value	316,977,146	74,313,255	(8,201,587)	252,037	66,111,668
Gabelli Small-Cap Value	663,245,922	154,782,982	(24,695,482)	7,958	130,087,500
DeAM Small-Cap Value	40,468,342	4,334,171	(297,323)	135	4,036,848
Goldman Sachs Mid-Cap Growth	175,145,186	20,726,775	(763,390)	1,000	19,963,385
Neuberger Berman Mid-Cap Growth	444,768,670	71,486,385	(2,086,925)	7,191	69,399,460
Neuberger Berman Mid-Cap Value	1,056,472,183	175,595,838	(6,839,332)	14,213	168,756,506
Alger All-Cap Growth	472,052,171	65,581,591	(5,412,577)	6,968	60,169,014
Gabelli All-Cap Value	204,721,699	24,840,274	(5,383,814)	1,710	19,456,460
T. Rowe Price Natural Resources	182,508,277	28,265,942	(5,592,435)	2,715	22,673,507
Alliance Growth	252,867,412	18,927,122	(5,261,705)	5,590	13,665,417
MFS Growth	668,428,593	21,689,579	(8,865,505)	9,444	12,824,074
Marsico Capital Growth	1,710,987,919	380,799,540	(2,314,980)	22,587	378,484,560
Goldman Sachs Concentrated Growth	1,212,254,816	175,751,421	(38,369,421)	41,770	137,382,000
DeAM Large-Cap Growth	99,392,056	9,612,352	(1,365,140)	770	8,247,212
DeAM Large-Cap Value	140,200,845	16,538,503	(1,531,098)	1,294	15,007,405
Alliance/Bernstein Growth & Value	75,363,179	8,053,023	(1,282,936)	436	6,770,087
Sanford Bernstein Core Value	214,641,602	29,488,868	(1,106,816)	1,795	28,382,052
Cohen & Steers Realty	254,185,132	50,076,373	(1,065,299)	2,739	49,011,074
Sanford Bernstein Managed Index 500	581,615,179	65,114,964	(30,478,320)	9,337	34,636,644
American Century Income & Growth	401,004,679	33,732,776	(22,964,291)	5,688	10,768,485
Alliance Growth and Income	1,924,416,007	213,351,244	(27,585,760)	24,865	185,765,484
MFS Growth with Income	126,662,657	6,660,038	(1,289,721)	1,370	5,370,317
INVESCO Capital Income	624,813,490	49,432,012	(4,087,803)	14,662	45,344,209
DeAm Global Allocation	251,550,093	10,882,768	—	6,805	10,882,768
American Century Strategic Balanced	287,365,773	18,326,680	(2,713,054)	3,443	15,613,626
T. Rowe Price Asset Allocation	374,243,988	47,816,211	(7,176,682)	4,940	40,639,529
T. Rowe Price Global Bond	195,506,988	17,550,053	—	4,184	17,550,053
Federated High Yield	829,470,111	60,132,041	(34,693,479)	10,293	25,438,562
Lord Abbett Bond-Debenture	316,124,341	15,745,755	(1,027,973)	1,822	14,717,782
DeAm Bond	119,590,649	1,485,564	(452,322)	1,340	1,033,242
PIMCO Total Return Bond	2,085,258,426	32,432,092	(12,409,486)	32,823	20,022,606
PIMCO Limited Maturity Bond	898,669,804	13,813,000	(3,565,781)	14,568	10,247,219

American Skandia Trust

Notes To Financial Statements (continued)

December 31, 2003

The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investment companies.

6.    LINE OF CREDIT

The Portfolios and other affiliated funds participate in a $200 million unsecured, committed line of credit, provided by a syndication of banks, under a line of credit agreement. Borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Portfolio, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of 0.09% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter. For the year ended December 31, 2003, there were twenty-four Portfolios borrowing under the agreement, by the Trust.

Portfolio	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the period	Outstanding Borrowings at December 31, 2003
Strong International Equity	$1,625,000	1.481%	4	$1,000,000
William Blair International Growth	11,250,000	1.555%	8	—
American Century International Growth	5,340,000	1.683%	25	—
PBHG Small-Cap Growth	2,058,824	1.814%	17	—
Federated Aggressive Growth	3,828,571	1.596%	28	—
Gabelli Small-Cap Value	6,611,111	1.780%	18	—
Alger All-Cap Growth	2,789,286	1.609%	28	—
Gabelli All-Cap Value	2,666,667	1.781%	39	—
T. Rowe Price Natural Resources	2,500,000	1.779%	6	—
Alliance Growth	4,320,000	1.731%	15	—
MFS Growth	2,750,000	1.523%	4	3,000,000
Marsico Capital Growth	6,741,935	1.792%	31	—
Goldman Sachs Concentrated Growth	10,675,472	1.679%	53	—
Alliance/Bernstein Growth + Value	1,000,000	1.820%	8	—
Sanford Bernstein Core Value	38,785,714	1.616%	14	—
Sanford Bernstein Managed Index 500	6,454,839	1.731%	31	—
American Century Income & Growth	8,421,053	1.752%	19	—
Alliance Growth and Income	8,464,286	1.772%	28	—
MFS Growth with Income	4,000,000	1.766%	4	—
INVESCO Capital Income	3,666,667	1.646%	9	—
American Century Strategic Balanced	2,000,000	1.875%	3	—
T. Rowe Price Global Bond	7,000,000	1.750%	2	—
Federated High Yield	30,437,500	1.545%	16	—
Lord Abbett Bond-Debenture	5,761,905	1.686%	42	—

7.    SUBSEQUENT EVENTS

On January 8, 2004, the Board of Trustees of the Trust approved JP Morgan Fleming Asset Management USA, Inc. to replace Strong Capital Management, Inc. as the sub-adviser on the AST Strong International Equity Portfolio. Upon transition, the Portfolio’s name will change to AST JP Morgan International Equity Portfolio. The transition is expected to take place on or about February 23, 2004.

On November 19, 2003, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all assets of the following portfolios for shares of the acquiring portfolios and the assumption of the liabilities of the portfolios. These portfolio reorganizations are still subject to shareholder approval.

Portfolio	Acquiring Portfolio
American Century International Growth	William Blair International Growth
DeAM Bond	PIMCO Total Return Bond
DeAM Large-Cap Growth	Goldman Sachs Concentrated Growth
MFS Growth with Income	American Century Income & Growth

8.    CHANGE IN INDEPENDENT AUDITORS

Deloitte & Touche LLP was previously the independent auditors for the Trust. The decision to change the independent auditors was approved by the Audit Committee and by the Board of Trustees in a meeting held on September 4, 2003, resulting in KPMG LLP’s appointment as independent auditors of the Trust.

The reports on the financial statements of the Trust audited by Deloitte & Touche LLP for the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Trust and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Independent Auditors’ Report

The Board of Trustees and Shareholders of

American Skandia Trust:

We have audited the accompanying statements of assets and liabilities of the American Skandia Trust (comprised of AST Alger All-Cap Growth Portfolio, AST Alliance Growth & Income Portfolio, AST Alliance Growth Portfolio, AST Alliance/Bernstein Growth & Value Portfolio, AST American Century Income & Growth Portfolio, AST American Century International Growth Portfolio, AST American Century Strategic Balanced Portfolio, AST Cohen & Steers Realty Portfolio, AST DeAM Bond Portfolio, AST DeAM Global Allocation Portfolio, AST DeAM International Equity Portfolio, AST DeAM Large-Cap Growth Portfolio, AST DeAM Large-Cap Value Portfolio, AST DeAM Small-Cap Value Portfolio, AST DeAM Small-Cap Growth Portfolio, AST Federated Aggressive Growth Portfolio, AST Federated High Yield Portfolio, AST Gabelli All-Cap Value Portfolio, AST Gabelli Small-Cap Value Portfolio, AST Goldman Sachs Concentrated Growth Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST INVESCO Capital Income Portfolio, AST Lord Abbett Bond-Debenture Portfolio, AST Marsico Capital Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Growth with Income Portfolio, AST Money Market Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST Neuberger Berman Mid-Cap Value Portfolio, AST PBHG Small-Cap Growth Portfolio, AST PIMCO Limited Maturity Bond Portfolio, AST PIMCO Total Return Bond Portfolio, AST Sanford Bernstein Core Value Portfolio, AST Sanford Bernstein Managed Index 500 Portfolio, AST Strong International Equity Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Global Bond Portfolio, AST T. Rowe Price Natural Resources Portfolio, and AST William Blair International Growth Portfolio) (collectively “the Funds”), including the schedules of investments, as of December 31, 2003, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the periods presented through December 31, 2002, were audited by other auditors, whose report dated, February 14, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds constituting the American Skandia Trust, as of December 31, 2003, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

February 11, 2004

Tax Information (Unaudited)

Detailed below are the percentages of ordinary income dividends paid in the fiscal year ended December 31, 2003 qualifying for the corporate dividends received deduction:

Portfolio	Corporate Dividend Received Deduction
Goldman Sachs Small-Cap Value	100%
Gabelli Small-Cap Value	100%
DeAM Small-Cap Value	23%
Neuberger Berman Mid-Cap Value	100%
Gabelli All-Cap Value	100%
T. Rowe Price Natural Resources	37%
Goldman Sachs Concentrated Growth	100%
DeAM Large-Cap Growth	100%
DeAM Large-Cap Value	100%
Alliance/Bernstein Growth + Value	100%
Sanford Bernstein Core Value	57%
Cohen & Steers Realty	100%
Sanford Bernstein Managed Index 500	100%
American Century Income & Growth	100%
Alliance Growth and Income	100%
MFS Growth with Income	100%
INVESCO Capital Income	100%
American Century Strategic Balanced	63%
T. Rowe Price Asset Allocation	21%
Lord Abbett Bond-Debenture	5%

MANAGEMENT OF THE TRUST

Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” “Fund Complex” consists of the Trust and any other investment companies managed by Prudential Investments LLC.

Independent Trustees

Name, Address** and Age	Position With Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****
Saul K. Fenster, Ph.D. (71)	Trustee	Since 2003	President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; Director (since 1998) Society of Manufacturing Engineering Education Foundation, Director (since 1995) of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	78	Member (since 2000), Board of Directors of IDT Corporation.

Delayne Dedrick Gold (64)	Trustee	Since 2003	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	89

Julian A. Lerner (79)	Trustee Emeritus	Since 1996	Senior Vice President and Portfolio Manager (1986-1995); AIM Charter Fund and AIM Summit Fund.	41

W. Scott McDonald, Jr. (67)	Trustee	Since 2003	Management Consultant (since 1997) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly, principal (1995-1997), Scott McDonald & Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters Ltd.	78

Name, Address** and Age	Position With Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****
Thomas T. Mooney (62)	Trustee	Since 2003	Chief Executive Officer, the Rochester Business Alliance, formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive; Director of Blue Cross of Rochester and Executive Service Corps of Rochester; Director of the Rochester Individual Practice Association; Director of Rural Metro Ambulance Rochester (since 2003).	81	Director (since 1988) of The High Yield Plus Fund, Inc.

Thomas M. O’Brien (53)	Trustee	Since 1992	President and Chief Executive Officer (since May 2000) of Atlantic Bank of New York; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank.	77	Director (December 1996-May 2000) of North Fork Bank; Director (since May 2000) of Atlantic Bank of New York.

John A. Pileski (64)	Trustee	Since 2001	Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.	77	Director (since April 2001) of New York Community Bank; Director (since January 1997) of Director of Queens Museum of Art; Director (since May 1980) of Surf Club of Quogue, Inc.

F. Don Schwartz (68)	Trustee	Since 1992	Management Consultant (since April 1985).	77	—

Louis A. Weil, III (63)	Trustee	Since 2003	Formerly Chairman (January 1999-July 2000), President and Chief Executive Officer (January 1996-July 2000) and Director (since September 1991) of Central Newspapers, Inc.; formerly Chairman of the Board (January 1996-July 2000), Publisher and Chief Executive Officer (August 1991-December 1995) of Phoenix Newspapers, Inc.	81	—

Interested Trustees
Name, Address** and Age	Position With Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****
*David R. Odenath, Jr. (47)	Chairman and Trustee	Since 2003	President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.	115	—

*Robert F. Gunia (57)	Vice President and Trustee	Since 2003	Chief Administrative Officer (since June 1999) of Prudential Investments LLC (PI); Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).	112	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Trust who are not also Trustees is set forth below.

Officers

Name, Address** and Age	Position With Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Grace C. Torres (44)	Treasurer and Principal Financial and Accounting Officer	Since 2003	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (45)	Secretary	Since 2003	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

Edward P. Macdonald (36)	Assistant Secretary	Since 2000	Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.; Chief Counsel, Investment Management of American Skandia, Inc. (ASI) (since July 2002); Senior Counsel, Securities of ASI (September 2000-June 2002); Counsel of ASI (December 1999-August 2000); Senior Associate of Counsel of ASI (April 1999-December 1999); Branch Chief, Senior Counsel and Attorney at the U.S. Securities and Exchange Commission (October 1994-April 1999).

Marguerite E. H. Morrison (48)	Chief Legal Officer and Assistant Secretary	Since 2003	Vice President and Chief Legal Officer-Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Name, Address** and Age	Position With Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Maryanne Ryan (40)	Anti-Money Laundering Compliance Officer	Since 2003	Vice President, Prudential (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

*	“Interested” Trustee, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).
**	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.
***	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Trustee and/or Officer.
****	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

American Skandia Life

Assurance Corporation

Tower One Corporate Drive

Shelton, CT 06484

PRESORTED STD

U.S. POSTAGE PAID

LOUISVILLE KY

PERMIT 1051

Annuities are sold by prospectus, which contains complete information on risk factors, fees and surrender charges, as well as conditions, limitations, and terms for keeping it in force that may apply. Please read the prospectus carefully before you invest or send money. Annuities are issued by American Skandia Life Assurance Corporation (“American Skandia”) and distributed by American Skandia Marketing Incorporated.

American Skandia is solely responsible for its respective financial condition and contractual obligations. Guarantees are based on the claims-paying ability of the issuing company. Both companies are located at One Corporate Drive, PO Box 883, Shelton, CT 06484. All are Prudential Financial companies.

B1-1203

Item 2—Code of Ethics—See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7525, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3—Audit Committee Financial Expert—

The registrant’s Board has determined that Mr. John A. Pileski, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4—Principal Accountant Fees and Services—

Form N-CSR, Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

For the fiscal year ended December 31, 2003 KPMG LLP, the Registrant’s principal accountant, billed the Registrant $667,000 (for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2002, so no information is provided for FY2002.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve.

The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
■	Federal, state and local income tax compliance; and,
■	Sales and use tax compliance

➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the

Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)-(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee—Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

N/A to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5—Reserved

Item 6—Reserved

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—Not required in this filing

Item 8—Reserved

Item 9—Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10—Exhibits

(a)	Code of Ethics—attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act—Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	American Skandia Trust

By (Signature and Title)*	/s/ Marguerite E. H. Morrison

Marguerite E. H. Morrison Secretary

Date	February 12, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David R. Odenath

David R. Odenath President and Principal Executive Officer

Date	February 12, 2004

By (Signature and Title)*	/s/ Grace C. Torres

Grace C. Torres Treasurer and Principal Financial Officer

Date	February 12, 2004

* Print the name and title of each signing officer under his or her signature.